UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I
(Exact name of registrant as specified in charter)

245 Park Avenue
New York, NY 10167
(Address of principal executive offices) (Zip code)

Stephen M. Benham
245 Park Avenue
New York, NY 10167
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: January 1, 2005 through June 30, 2006 for all funds except for JPMorgan Intrepid Long/Short Fund, which is January 31, 2006 through June 30, 2006, JPMorgan U.S. Large Cap Core Plus Fund which is November 1, 2005 through June 30, 2006, JPMorgan Strategic Small Cap Value Fund which is February 28, 2005 through June 30, 2006 and JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2030 Fund, , JPMorgan SmartRetirement 2040 Fund and the JPMorgan SmartRetirement Income Fund which is May 15, 2006 through June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 520549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT JUNE 30, 2006
JPMorgan Funds

Small Cap

Funds

JPMorgan Dynamic Small Cap Fund
JPMorgan Micro Cap Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund
JPMorgan U.S. Small Company Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Dynamic Small Cap Fund	2
JPMorgan Micro Cap Fund	4
JPMorgan Small Cap Core Fund	6
JPMorgan Small Cap Equity Fund	8
JPMorgan Small Cap Growth Fund	10
JPMorgan Small Cap Value Fund	12
JPMorgan Strategic Small Cap Value Fund	14
JPMorgan U.S. Small Company Fund	16
Schedules of Portfolio Investments	18
Financial Statements	62
Financial Highlights	80
Notes to Financial Statements	96
Report of Independent Registered Public Accounting Firm	108
Trustees	110
Officers	112
Schedule of Shareholder Expenses	114
Tax Letter	117

HIGHLIGHTS

•	U.S. stocks generally positive in first half of 2006

•	Investors tried to predict interest rate hikes

•	Gross domestic product (GDP) moved sharply higher

•	Market volatility expected until interest rate picture is clearer

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Small Cap Funds for the period ended June 30, 2006. Inside, you’ll find information detailing the performance of the Funds, along with reports from the portfolio managers.

“Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient.”

All Eyes on the Federal Reserve Board

While the U.S. stock market weakened late in the reporting period, overall it produced solid results during the last year. For much of the period, the equity market rose as investors were encouraged by overall strong economic growth and positive corporate earnings. That’s not to say there weren’t periods of unnerving volatility. A great deal of the driving forces behind the market’s ups and downs resulted from the actions of the Federal Open Market Committee (FOMC).

In February 2006, Ben Bernanke assumed the role of Federal Reserve (Fed) Board Chairman, replacing long-time fixture Alan Greenspan. The transition was less than smooth for investors, as they attempted to predict the FOMC’s future actions regarding interest rates. The FOMC’s statements first hinted that there may be a break from increasing rates and then telegraphed additional rate hikes due to fears of rising inflation. In late June, the FOMC raised short-term rates for the 17th consecutive time, bringing the fed funds target rate to 5.25% — its highest level in more than five years.

Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient. After expanding 3.3% in the second quarter of 2005, third-quarter gross domestic product (GDP) advanced 4.1%. GDP then fell to 1.7% in the fourth quarter. However, the economy moved sharply higher in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003.

Stocks Produce Solid Results

The broad stock market, as measured by the S&P 500 Index, returned 8.63% for the 12 months ended June 30, 2006. The market rose in each of the first three quarters of the reporting period before taking a step backwards in mid-May on fears that additional rate hikes may adversely affect the economic expansion and temper corporate profits.

Looking more closely at the market over the 12 months, small- and mid-cap stocks outperformed their large-cap counterparts, with the Russell Midcap, Russell 2000 and Russell 1000 Indexes returning 13.66%, 14.58% and 9.08%, respectively. However, as many market pundits have anticipated, large-cap stocks generated relatively better results late in the period. After a prolonged period of lagging smaller-cap stocks, many large caps appeared attractively valued and may be better equipped to handle more moderate economic growth.

Outlook

Looking ahead, the markets could continue to experience periods of volatility until the FOMC’s interest rate stance is better understood. Coinciding with its latest rate hike in June, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Investors will likely be closely monitoring the economic “tea leaves” in an attempt to ascertain the FOMC’s next move.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   1

JPMorgan Dynamic Small Cap Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	May 19, 1997
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$205,827
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Dynamic Small Cap Fund, which seeks capital growth over the long term, returned 6.73% (Class A Shares) over the six months ended June 30, 2006, the Fund’s new fiscal year-end, compared to the 6.07% return for the Russell 2000 Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and materials sectors. Stock selection in the information technology and healthcare sectors detracted from results.

At the individual stock level, General Cable Corp., a metals manufacturer and fiber optic wire producer, was a strong contributor to performance. The company’s shares advanced due to stronger demand for its wire and cable products, driving sales to record levels for the first quarter of 2006. The company continued to benefit from reinvestment in the U.S. utility infrastructure and ramped up capital spending by telecommunication and cable television operators. Another contributor to performance was Superior Energy Services Inc., an energy services company. The company’s shares advanced after it announced a substantial increase in first-quarter profits, driven by stronger pricing and volumes in its oil service segment. In addition, the company acquired natural gas reserves in the Gulf of Mexico, which should enable it to leverage its offshore services to increase production rates of acquired assets.

Among the detractors, ViroPharma Inc., a biopharmaceutical company, was negatively impacted by news that the Food and Drug Administration (FDA) had relaxed approval requirements for generic formulations of its Vancocin capsules. However, the possibility of sooner-than-expected Vancocin generic entrants and the consequent risk to cash flows is unlikely to be realized before 2008. TALX Corp., a provider of payroll-related and human resource business process outsourcing services, also detracted from results. The company’s stock declined on concerns that the organic growth of its “The Work Number” segment had begun to erode. The company’s “The Work Number” segment provides employment and income verification services to employers. The company’s stock experienced additional weakness later in the period, as the Federal Trade Commission (FTC) announced an inquiry to determine whether its acquisitions in certain businesses had significantly reduced competition.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments are subjected to rigorous financial analysis. Furthermore, we believe that a disciplined valuation process is necessary to enhance long-term returns.

PORTFOLIO COMPOSITION**

Information Technology	24.8%
Consumer Discretionary	19.4
Health Care	18.7
Financials	13.1
Industrials	11.1
Energy	8.6
Materials	4.1
Investments of Cash Collateral for Securities Loaned	23.9
Short-Term Investments	0.7

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	General Cable Corp.	2.9%
2.	Foundation Coal Holdings, Inc.	2.5
3.	Hornbeck Offshore Services, Inc.	2.4
4.	Per-Se Technologies, Inc.	2.4
5.	Marlin Business Services, Inc.	2.3
6.	Affiliated Managers Group, Inc.	2.1
7.	Chemed Corp.	2.1
8.	Diodes, Inc.	2.0
9.	DJ Orthopedics, Inc.	2.0
10.	Oshkosh Truck Corp.	1.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The Fund’s composition is subject to change.

2   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	05/19/97
Without Sales Charge		14.36%	4.63%	10.51%
With Sales Charge*		8.32	3.51	9.86
CLASS B SHARES	05/19/97
Without CDSC		13.66	3.99	9.87
With CDSC**		8.66	3.65	9.87
CLASS C SHARES	01/07/98
Without CDSC		13.75	4.00	9.80
With CDSC***		12.75	4.00	9.80
SELECT CLASS SHARES	04/05/99	14.83	5.04	10.85

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/19/97 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 5/19/97.

Returns for the Select Class Shares prior to its inception are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares. Returns for the Class C Shares prior to its inception are calculated using the historical expenses of the Class B Shares, which are similar to the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Fund, Russell 2000 Growth Index and Lipper Small-Cap Growth Funds Index from May 19, 1997 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 2000 Growth Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   3

JPMorgan Micro Cap Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	October 31, 2005
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$5,424
Primary Benchmark	Russell Microcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Micro Cap Fund, which seeks capital growth over the long term, returned 5.23% (Select Class Shares) over the six months ended June 30, 2006, the Fund’s new fiscal year-end, compared to the 6.41% return for the Russell Microcap Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the industrials sector. Stock selection in the healthcare sector positively contributed to results.

PDF Solutions Inc., a technology and service provider for semiconductor manufacturers, was among the top individual detractors. The company announced quarterly results that were below expectations. In addition, the company revealed that second-quarter earnings and revenues would be less than originally expected. On a positive note, the company announced a restructuring of its sales team to improve its ability to close more complex multi-party contracts. Audible Inc., an internet audio entertainment and educational programming provider, was another individual detractor from results. The company reported first-quarter earnings that were lower than anticipated due primarily to higher operating costs. While the company continued to experience strong revenue and subscriber growth, a heavy reliance on iTunes drove the company’s costs to higher levels. While costs trended higher, the implementation of improved customer service plans and an annual membership program helped reduce customer churn rates.

On the positive side, Illumina Inc., which provides tools for large-scale analysis of genetic variation and function, was among the top individual contributors for the period. While the company reported break-even earnings for the first quarter, revenues gained significantly due to growth in genotyping and its introduction of two new genotyping arrays. These launches came one quarter earlier than expected and should drive increased order flow and higher-than-expected demand. Also contributing to performance was Interface Flooring Inc., a floor coverings and interior fabric provider. The company continued to benefit from strength in non-residential construction. As the company operates primarily in commercial markets, it is isolated from concerns over potential slowdowns in both residential housing and consumer spending.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify micro-cap companies with durable franchises and management teams with a proven track record. Our research involves separating those with strong long-term prospects from those that exhibit deteriorating business fundamentals or experience deep cyclicality. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

PORTFOLIO COMPOSITION**

Information Technology	24.6%
Consumer Discretionary	24.0
Industrials	18.2
Health Care	14.6
Financials	10.7
Energy	6.4
Short-Term Investments	2.1

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	PDF Solutions, Inc.	2.7%
2.	Five Star Quality Care, Inc.	2.7
3.	FirstService Corp. (Canada)	2.5
4.	Illumina, Inc.	2.5
5.	Cornell Cos., Inc.	2.2
6.	Interface, Inc.	2.1
7.	Preferred Bank	2.0
8.	Magma Design Automation, Inc.	1.9
9.	Youbet.com, Inc.	1.9
10.	Concur Technologies, Inc.	1.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The Fund’s composition is subject to change.

4   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	10/31/05
Without Sales Charge		8.40%
With Sales Charge*		2.72
CLASS C SHARES	10/31/05
Without CDSC		8.07
With CDSC**		7.07
SELECT CLASS SHARES	10/31/05	8.60

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/31/05 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 10/31/05.

The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the Russell Microcap Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Microcap Index is an unmanaged, capitalization weighed price only index, which is comprised of 1,000 of the smallest stocks (on the basis of capitalization) in the small-cap Russell 2000 Index plus the next 1,000 smallest securities. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Performance may reflect the waiver and reimbursement of the Fund’s fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   5

JPMorgan Small Cap Core Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$1,105,086
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Core Fund, which seeks capital growth over the long term, returned 7.34% (Select Class Shares) over the six months ended June 30, 2006, the Fund’s new fiscal year-end, compared to the 8.21% return for the Russell 2000 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed the Russell 2000 Index for the period due primarily to stock selection in the software and services and consumer staples sectors. Among the top detractors were Charming Shoppes Inc., a specialty retailer of women’s apparel, and Avanir Pharmaceuticals, which provides chronic disease treatments. Charming Shoppes’ shares decreased due to mixed first-quarter numbers and warnings of a possible profit decline for the second quarter. These less-than-optimal results were based on operating costs associated with 75 store openings this summer. Shares of Avanir fell after the company announced that its experimental drug for emotional expression disorder required an additional 90 days of review by the Food and Drug Administration (FDA).

While the Fund underperformed the benchmark, select pharmaceutical and industrial cyclical holdings contributed to performance. Shares of Oceaneering International Inc., a provider of offshore oil equipment and services, rose after the company reported record first-quarter results, based on increased demand for hurricane damage inspection and repair work. Another major contributor was Continental Airlines. The company benefited from improving dynamics in the airline industry. Industry-wide strong pricing, driven by tight capacity, and a healthy economy contributed to solid improvement in earnings.

Q:	HOW WAS THE FUND MANAGED?

A:	We strive to add value exclusively through stock selection rather than sector, style or theme bets. To minimize sector risk, we weight sectors in our portfolios within ±1% of the sector weights of the benchmark. We have found that minimizing sector bets is one of the most effective ways to reduce residual risk without reducing the ability to add performance. Finally, to control stock-specific risk, individual stock weights in our portfolios are limited to ±1% relative to the stock’s weight in the Russell 2000 Index.

PORTFOLIO COMPOSITION**

Financials	21.0%
Information Technology	17.8
Industrials	16.3
Consumer Discretionary	14.1
Health Care	11.7
Energy	5.3
Materials	4.5
Utilities	2.5
Telecommunication Services	2.1
Consumer Staples	1.7
Investments of Cash Collateral for Securities Loaned	24.3
Short-Term Investments	1.8

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Applied Industrial Technologies, Inc.	1.0%
2.	Aaron Rents, Inc.	1.0
3.	Houston Exploration Co.	0.9
4.	Universal Forest Products, Inc.	0.9
5.	Kilroy Realty Corp. REIT	0.8
6.	Moog, Inc., Class A	0.8
7.	Cash America International, Inc.	0.7
8.	Delphi Financial Group, Inc.	0.7
9.	Continental Airlines, Inc.	0.6
10.	Tupperware Corp.	0.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The Fund’s composition is subject to change.

6   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	01/01/97	11.94%	8.98%	7.27%

TEN YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Select Class Shares) are the returns of a common trust fund adjusted to reflect the Fund’s expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. The common trust fund was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the common trust fund had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, Russell 2000 Index and Lipper Small-Cap Core Funds Index from June 30, 1996 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell 2000 Index does not include expenses and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investor’s cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	December 20, 1994
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$691,548
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term, returned 7.60% (Class A Shares) over the six months ended June 30, 2006, the Fund’s new fiscal year-end, compared to the 8.21% return for the Russell 2000 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and materials sectors. Stock selection in financials and an overweight in industrials positively contributed to results.

Individual holdings that detracted from performance included Hudson Highland Group Inc., a specialized professional staffing and management solutions provider, and New York & Company Inc., a specialty retailer of women’s apparel. Hudson Highland Group announced disappointing first-quarter results, compared to the same period last year, due to decreased revenues and gross margins in the company’s Hudson Americas segment. The stock was also impacted by declining confidence in the employment market, based on reduced worker optimism toward personal finances and less anticipated hirings. Shares of New York & Company declined after the company reported first-quarter results that were below expectations due to a decline in sales and margin shortfalls.

While the Fund underperformed the benchmark, select holdings contributed to performance. Shares of Manitowoc Company Inc., a heavy equipment manufacturer, advanced after the company announced higher earnings guidance due to strong demand for its cranes, both domestically and abroad. The company has enjoyed solid fundamentals, driven by continued strength in non-residential construction. Another positive contributor to results was Jones Lang LaSalle Inc., a real estate services and money management company. The company posted a first-quarter profit, reversing a loss from a year ago. The company has benefited from strong trends in its commercial real estate leasing, sales, property management and investment management businesses.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued small-cap companies with leading competitive positions and strong management. The research process is designed to identify companies that exhibit sustainable free cash flow, high barriers to entry and a proven management team. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

PORTFOLIO COMPOSITION**

Industrials	22.8%
Financials	19.8
Consumer Discretionary	14.3
Information Technology	11.4
Materials	10.1
Health Care	7.7
Energy	6.0
Utilities	1.7
Telecommunication Services	1.5
Consumer Staples	1.2
Investments of Cash Collateral for Securities Loaned	23.2
Short-Term Investments	3.4

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Jarden Corp.	2.4%
2.	ProAssurance Corp.	2.4
3.	Williams Scotsman International, Inc.	2.2
4.	Comfort Systems USA, Inc.	2.0
5.	Scotts Miracle-Gro Co. (The)	1.9
6.	United Bancshares, Inc.	1.9
7.	Universal Compression Holdings, Inc.	1.9
8.	Anixter International, Inc.	1.8
9.	Airgas, Inc.	1.8
10.	Jones Lang LaSalle, Inc.	1.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The Fund’s composition is subject to change.

8   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		17.30%	11.24%	10.48%
With Sales Charge*		11.15	10.05	9.88
CLASS B SHARES	03/28/95
Without CDSC		16.75	10.50	9.82
With CDSC**		11.75	10.23	9.82
CLASS C SHARES	02/18/05
Without CDSC		16.71	10.48	9.70
With CDSC***		15.71	10.48	9.70
CLASS R SHARES	05/15/06	17.88	11.82	11.02
SELECT CLASS SHARES	05/07/96	17.88	11.82	11.02

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 12/20/94.

Returns for the Select Class Shares prior to its inception are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Class Shares.

Returns for the Class B Shares prior to its inception are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares. In addition, returns for the Class C Shares prior to its inception are calculated using the historical expenses of the Class B Shares, which are similar to the expenses of the Class C Shares. During this period, the actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, Russell 2000 Index and Lipper Small-Cap Core Funds Index from June 30, 1996 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the Russell 2000 Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	July 1, 1991
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$576,605
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Growth Fund, which seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies, returned 16.96% (Class A Shares) over the 12 months ended June 30, 2006, compared to the 14.58% return for the Russell 2000 Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark due to stock selection in the consumer discretionary and telecommunication service sectors. Stock selection in the information technology and energy sectors detracted from performance.

At the individual stock level, Illumina Inc., which provides tools for large-scale analysis of genetic variation and function, was a top contributor to results. The company’s shares were bolstered by significant revenue gains due to growth in genotyping and its introduction of two new genotyping arrays. These launches came one quarter earlier than expected and should drive increased order flow and higher-than-expected demand. Another individual holding contributing to performance was General Cable Corp., a metals manufacturer and fiber optic wire producer. The company’s shares advanced due to stronger demand for its wire and cable products, driving sales to record levels for the first quarter of 2006. The company has continued to benefit from reinvestment in the U.S. utility infrastructure and ramped up capital spending by telecommunication and cable television operators.

Among the detractors, ViroPharma Inc., a biopharmaceutical company, was negatively impacted by news that the Food and Drug Administration (FDA) had relaxed approval requirements for generic formulations of its Vancocin capsules. However, the possibility of sooner-than-expected Vancocin generic entrants and the consequent risk to cash flows is unlikely to be realized before 2008. Nabi Biopharmaceuticals, a manufacturer of bacterial infection products, also negatively impacted results. The company’s shares declined following news that it had halted work on its experimental StaphVax vaccine, which had failed Phase III of clinical trials.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments are subjected to rigorous financial analysis. Furthermore, we believe that a disciplined valuation process is necessary to enhance long-term returns.

PORTFOLIO COMPOSITION**

Information Technology	25.7%
Consumer Discretionary	21.0
Health Care	19.1
Energy	10.1
Financials	10.1
Industrials	8.0
Materials	3.2
Telecommunication Services	1.7
Investments of Cash Collateral for Securities Loaned	24.0
Short-Term Investments	1.5

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	American Commercial Lines, Inc.	2.0%
2.	Per-Se Technologies, Inc.	1.7
3.	Foundation Coal Holdings, Inc.	1.6
4.	General Cable Corp.	1.6
5.	Illumina, Inc.	1.6
6.	Marlin Business Services, Inc.	1.6
7.	DJ Orthopedics, Inc.	1.5
8.	VeriFone Holdings, Inc.	1.5
9.	Hornbeck Offshore Services, Inc.	1.5
10.	Adams Respiratory Therapeutics, Inc.	1.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The Fund’s composition is subject to change.

10   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	07/01/91
Without Sales Charge		16.96%	7.24%	8.98%
With Sales Charge*		10.86	6.08	8.39
CLASS B SHARES	09/12/94
Without CDSC		16.25	6.47	8.28
With CDSC**		11.25	6.16	8.28
CLASS C SHARES	11/04/97
Without CDSC		16.20	6.48	8.16
With CDSC***		15.20	6.48	8.16
SELECT CLASS SHARES	03/26/96	17.25	7.51	9.18
INSTITUTIONAL CLASS SHARES	02/18/05	17.42	7.54	9.19

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 07/01/91.

The performance data includes the performance of the Paragon Gulf South Growth Fund for the period before its consolidation with the JPMorgan Small Cap Growth Fund on March 26, 1996. Historical performance shown for Class C and Select Class Shares are based on the performance of Class A, the original class offered. Historical performance shown for Institutional Class Shares prior to their inception is based on the performance of Select Class Shares. Prior class performance for Class C Shares, has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 1996 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the Russell 2000 Growth Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index measures the performance of small companies in the U.S. stock market with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $10,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   11

JPMorgan Small Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 27, 1995
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$894,899
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Value Fund, which seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies, returned 14.37% (Select Class Shares) over the 12 months ended June 30, 2006, compared to the 14.61% return for the Russell 2000 Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM IN THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in retail and systems hardware. Among the major detractors were Teleflex Inc. and Pilgrim’s Pride Inc. Shares of Teleflex, a diversified manufacturer, fell after the company lowered guidance for the year, based on slower-than-expected recovery in its medical segment and non-recurring charges from its restructuring program. These restructuring initiatives are designed to improve future operating performance by expanding the consolidation of operations in several of its businesses. Shares of Pilgrim’s Pride, the country’s second-largest poultry producer, decreased after the company withdrew financial forecasts for the second quarter and the full fiscal year, citing persistent weakness for some chicken exports amid worries about avian influenza.

Despite the Fund’s underperformance, stock selection in insurance and real estate investment trusts (REITs) contributed to results. Top contributors to performance included Terex Corp., an industrial equipment maker, and Steel Dynamics Inc., a U.S. steel manufacturer. Terex’s shares hit an all-time high in the beginning of 2006 after the company announced that first-quarter profits nearly doubled due to improved cash management. The company’s shares rose further in June due to positive news from various equipment makers, suggesting continued demand for construction machinery in an expanding economy. Steel Dynamic’s shares rose as the market indicated increased spending on construction and rising acquisition prices in a consolidating industry.

Q:	HOW WAS THE FUND MANAGED?

A:	We strive to add value exclusively through stock selection rather than sector, style or theme bets. To minimize sector risk, we weight sectors in our portfolios within ±1% of the sector weights of the benchmark. We have found that minimizing sector bets is one of the most effective ways to reduce residual risk without reducing the ability to add performance. Finally, to control stock-specific risk, individual stock weights in our portfolios are limited to ±2% relative to the stock’s weight in the Russell 2000 Value Index.

PORTFOLIO COMPOSITION**

Financials	30.0%
Information Technology	14.7
Consumer Discretionary	13.9
Industrials	11.9
Materials	7.7
Health Care	5.3
Energy	4.3
Utilities	4.1
Consumer Staples	2.6
Telecommunication Services	1.7
Investments of Cash Collateral for Securities Loaned	24.2
Short-Term Investments	1.0

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Nicor, Inc.	1.2%
2.	H.B. Fuller Co.	1.2
3.	Houston Exploration Co.	1.2
4.	Greater Bay Bancorp	1.2
5.	Home Properties, Inc. REIT	1.1
6.	Terex Corp.	1.1
7.	Steel Dynamics, Inc.	1.1
8.	Payless Shoesource, Inc.	1.1
9.	UMB Financial Corp.	1.0
10.	AmeriCredit Corp.	1.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The Fund’s composition is subject to change.

12   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	01/27/95
Without Sales Charge		14.12%	13.03%	13.47%
With Sales Charge*		8.11	11.83	12.86
CLASS B SHARES	01/27/95
Without CDSC		13.41	12.24	12.85
With CDSC**		8.41	11.98	12.85
CLASS C SHARES	03/22/99
Without CDSC		13.43	12.23	12.72
With CDSC***		12.43	12.23	12.72
CLASS R SHARES	05/15/06	14.36	13.30	13.80
SELECT CLASS SHARES	01/27/95	14.37	13.30	13.80
ULTRA SHARES	02/22/05	14.52	13.35	13.82

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/27/95.

The performance data includes the performance of the Pegasus Small Cap Opportunity Fund and its predecessors for the period before the consolidation with the Fund on March 22, 1999. Prior to January 27, 1995, the performance was that of a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund and with performance adjusted to reflect predecessor fund expenses. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on the registered mutual funds. If the common trust fund had been registered, its return may have been lower.

Historical performance shown for Class C and Ultra Shares prior to its inception is based on the performance of Select Class, the original class offered. All prior class performance, except for Ultra Shares, has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, Russell 2000 Value Index and Lipper Small-Cap Value Funds Index from June 30, 1996 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell 2000 Value Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   13

JPMorgan Strategic Small Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2006
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$5,031
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Small Cap Value Fund, which seeks capital growth over the long term, returned 0.67% (Select Class Shares) for the since inception period ended June 30, 2006, compared to the 2.01% return for the Russell 2000 Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and materials sectors. Stock selection in telecommunication services and industrials positively contributed to results.

Champion Enterprises Inc., a manufactured homebuilder, was among the top detractors. Despite increased first-quarter earnings, driven by a large delivery of homes to the Federal Emergency Management Agency (FEMA), the company was negatively affected by concerns of a potential slowdown in the housing market due to rising interest rates. Another detractor was Elk Corp., a manufacturer of roofing and composite building products. The company reported a drop in its fiscal third-quarter profit, compared to the same period in the previous year, due to rising raw materials costs and a slow recovery in parts of Florida that were hit by last summer’s hurricanes.

Among the contributors to overall performance was American Commercial Lines Inc., an operator of marine transportation and services. The company increased its 2006 earnings guidance and detailed a $3 million employee wage and benefit package improvement. These positive developments were due to a strong demand and rate environment. Another contributor to performance was General Cable Corp., a metals manufacturer and fiber optic wire producer. The company’s shares advanced due to stronger demand for its wire and cable products, driving sales to record levels for the first quarter of 2006. The company continued to benefit from reinvestment in the U.S. utility infrastructure and ramped up capital spending by telecommunication and cable television operators.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued companies with leading competitive positions, run by highly motivated and talented management. Potential investments are subjected to rigorous financial analysis.

PORTFOLIO COMPOSITION**

Financials	25.2%
Industrials	21.1
Information Technology	13.9
Consumer Discretionary	10.6
Materials	7.3
Health Care	5.9
Consumer Staples	4.7
Energy	4.3
Utilities	3.8
Telecommunication Services	2.2
Short-Term Investments	0.6

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	American Commercial Lines, Inc.	3.2%
2.	Vector Group, Ltd.	2.9
3.	General Cable Corp.	2.9
4.	Champion Enterprises, Inc.	2.7
5.	Century Aluminum Co.	2.6
6.	Marlin Business Services, Inc.	2.5
7.	Columbia Banking System, Inc.	2.2
8.	CommScope, Inc.	2.1
9.	Anixter International, Inc.	2.1
10.	Silgan Holdings, Inc.	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The Fund’s composition is subject to change.

14   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	SINCE INCEPTION
CLASS A SHARES	02/28/06
Without Sales Charge		0.53%
With Sales Charge*		(4.74)
CLASS C SHARES	02/28/06
Without CDSC		0.40
With CDSC**		(0.60)
SELECT CLASS SHARES	02/28/06	0.67
RUSSELL 2000 VALUE INDEX		2.01
LIPPER SMALL-CAP VALUE FUNDS INDEX		0.75

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 1.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 2/28/06.

The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the Russell 2000 Value Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. Russell 2000 Value Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   15

JPMorgan U.S. Small Company Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$149,869
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Small Company Fund, which seeks to provide high total return from a portfolio of small company stocks, returned 7.67% (Institutional Class Shares) over the six months ended June 30, 2006, the Fund’s new fiscal year-end, compared to the 8.21% return for the Russell 2000 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the software and services and consumer staples sectors. Among the top detractors were Charming Shoppes Inc., a specialty retailer of women’s apparel, and Applied Industrial Technology Inc., an industrial product maker. Charming Shoppes’ shares decreased due to mixed first-quarter numbers and warnings of a possible profit decline for the second quarter. These less-than-optimal results were based on operating costs associated with 75 store openings this summer. Shares of Applied Industrial Technology declined after a sell-side analyst downgraded the company, based on its valuation relative to historic levels and an adverse outlook for the manufacturing economy due to higher energy prices.

While the Fund underperformed the benchmark, select pharmaceutical and industrial cyclical holdings contributed to performance. Shares of Oceaneering International Inc., a provider of offshore oil equipment and services, rose after the company reported record first-quarter results, based on increased demand for hurricane damage inspection and repair work. Another major contributor was Continental Airlines. The company benefited from improving dynamics in the airline industry. Industry-wide strong pricing, driven by tight capacity, and a healthy economy contributed to solid improvement in earnings.

Q:	HOW WAS THE FUND MANAGED?

A:	We strive to add value exclusively through stock selection rather than sector, style or theme bets. To minimize sector risk, we weight sectors in our portfolios within ±1% of the sector weights of the benchmark. We have found that minimizing sector bets is one of the most effective ways to reduce residual risk without reducing the ability to add performance. Finally, to control stock-specific risk, individual stock weights in our portfolios are limited to ±1% relative to the stock’s weight in the Russell 2000 Index.

PORTFOLIO COMPOSITION**

Financials	20.7%
Information Technology	17.6
Industrials	16.1
Consumer Discretionary	13.9
Health Care	11.5
Energy	5.3
Materials	4.4
Utilities	2.4
Telecommunication Services	2.1
Consumer Staples	1.6
Investments of Cash Collateral for Securities Loaned	24.3
Short-Term Investments	3.5

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Applied Industrial Technologies, Inc.	1.0%
2.	Aaron Rents, Inc.	0.9
3.	Houston Exploration Co.	0.9
4.	Universal Forest Products, Inc.	0.9
5.	Kilroy Realty Corp. REIT	0.8
6.	Moog, Inc., Class A	0.8
7.	Cash America International, Inc.	0.7
8.	Delphi Financial Group, Inc.	0.7
9.	Continental Airlines, Inc.	0.6
10.	Tupperware Corp.	0.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The Fund’s composition is subject to change.

16   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	09/09/01	12.23%	5.55%	7.82%
INSTITUTIONAL CLASS SHARES	11/04/93	12.41	5.72	7.99

TEN YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/4/93 and prior to 9/7/01, operated in a master feeder structure.

Returns for the Institutional Class Shares prior to its inception are calculated using the historical expenses of an institutional feeder, the J.P. Morgan Institutional U.S. Small Company Fund, whose expenses are substantially similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to its inception are calculated using the historical expenses of a retail feeder, the J.P. Morgan U.S. Small Company Fund, whose expenses are substantially similar to the expenses of the Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, Russell 2000 Index and Lipper Small-Cap Core Funds Index from June 30, 1996 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell 2000 Index does not include expenses and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   17

JPMorgan Dynamic Small Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.8%
	Common Stocks — 99.8%
	Aerospace & Defense — 1.2%
88	Heico Corp. (c)	2,482
	Airlines — 1.3%
179	Airtran Holdings, Inc. (a) (c)	2,663
	Biotechnology — 3.1%
75	Keryx Biopharmaceuticals, Inc. (a) (c)	1,070
32	Myogen, Inc. (a) (c)	929
75	Myriad Genetics, Inc. (a) (c)	1,895
55	Renovis, Inc. (a) (c)	837
36	Theravance, Inc. (a)	812
16	United Therapeutics Corp. (a) (c)	942
		6,485
	Building Products — 1.4%
78	Simpson Manufacturing Co., Inc. (c)	2,828
	Capital Markets — 3.5%
50	Affiliated Managers Group, Inc. (a) (c)	4,379
55	Investment Technology Group, Inc. (a)	2,777
		7,156
	Commercial Banks — 3.6%
100	Columbia Banking System, Inc. (c)	3,726
40	SVB Financial Group (a)	1,832
60	West Coast Bancorp (c)	1,781
		7,339
	Communications Equipment — 2.1%
56	Adtran, Inc.	1,251
178	Arris Group, Inc. (a) (c)	2,330
217	Finisar Corp. (a) (c)	709
		4,290
	Computers & Peripherals — 0.8%
37	Komag, Inc. (a) (c)	1,711
	Construction Materials — 1.7%
72	Eagle Materials, Inc.	3,406
	Diversified Financial Services — 2.9%
206	Marlin Business Services, Inc. (a) (c)	4,655
136	Services Acquisition Corp. International (a) (c)	1,349
		6,004
	Electrical Equipment — 2.9%
173	General Cable Corp. (a)	6,050
	Electronic Equipment & Instruments — 2.4%
310	Aeroflex, Inc. (a) (c)	3,614
57	Benchmark Electronics, Inc. (a) (c)	1,370
		4,984
	Energy Equipment & Services — 3.8%
142	Hornbeck Offshore Services, Inc. (a) (c)	5,041
82	Superior Energy Services, Inc. (a)	2,788
		7,829
	Health Care Equipment & Supplies — 3.4%
110	DJ Orthopedics, Inc. (a)	4,051
37	Neurometrix, Inc. (a)	1,112
69	Northstar Neuroscience, Inc. (a)	716
77	Thoratec Corp. (a)	1,072
		6,951
	Health Care Providers & Services — 4.3%
79	Chemed Corp. (c)	4,283
22	Healthways, Inc. (a)	1,148
64	Psychiatric Solutions, Inc. (a) (c)	1,823
55	Sunrise Senior Living, Inc. (a)	1,518
		8,772
	Health Care Technology — 2.4%
198	Per-Se Technologies, Inc. (a)	4,981
	Hotels, Restaurants & Leisure — 1.8%
108	Ruth’s Chris Steak House (a)	2,197
52	WMS Industries, Inc. (a) (c)	1,428
		3,625
	Household Durables — 1.8%
341	Champion Enterprises, Inc. (a)	3,766
	Insurance — 1.9%
81	ProAssurance Corp. (a) (c)	3,912
	Internet & Catalog Retail — 1.1%
37	Coldwater Creek, Inc. (a) (c)	982
88	Gaiam, Inc. (a)	1,227
		2,209
	Internet Software & Services — 4.5%
41	Bankrate, Inc. (a) (c)	1,562
310	Digitas, Inc. (a)	3,598
164	Marchex, Inc., Class B (a) (c)	2,698
87	ValueClick, Inc. (a) (c)	1,328
		9,186
	IT Services — 1.4%
129	Talx Corp. (c)	2,812

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Leisure Equipment & Products — 3.2%
110	MarineMax, Inc. (a) (c)	2,885
83	Pool Corp. (c)	3,608
		6,493
	Life Sciences Tools & Services — 2.5%
122	Illumina, Inc. (a) (c)	3,604
88	Nektar Therapeutics (a) (c)	1,608
		5,212
	Machinery — 1.9%
83	Oshkosh Truck Corp.	3,923
	Marine — 1.8%
63	American Commercial Lines, Inc. (a)	3,790
	Media — 0.9%
45	Morningstar, Inc. (a)	1,875
	Metals & Mining — 2.4%
15	Allegheny Technologies, Inc.	1,066
108	Century Aluminum Co. (a) (c)	3,842
		4,908
	Oil, Gas & Consumable Fuels — 4.8%
108	Foundation Coal Holdings, Inc. (c)	5,080
177	Western Refining, Inc.	3,813
22	World Fuel Services Corp.	1,017
		9,910
	Pharmaceuticals — 2.9%
63	Adams Respiratory Therapeutics, Inc. (a) (c)	2,829
71	AVANIR Pharmaceuticals, Class A (a) (c)	487
63	Nastech Pharmaceutical Co., Inc. (a) (c)	999
199	ViroPharma, Inc. (a)	1,716
		6,031
	Real Estate Investment Trusts (REITs) — 0.9%
152	Resource Capital Corp. (c)	1,950
	Semiconductors & Semiconductor Equipment — 10.2%
190	Cirrus Logic, Inc. (a) (c)	1,547
98	Diodes, Inc. (a) (c)	4,056
70	Formfactor, Inc. (a) (c)	3,115
111	Microsemi Corp. (a)	2,704
101	PMC-Sierra, Inc. (a)	950
73	Sirf Technology Holdings, Inc. (a) (c)	2,346
158	Trident Microsystems, Inc. (a) (c)	3,004
99	Varian Semiconductor Equipment Associates, Inc. (a)	3,242
		20,964
	Software — 3.4%
111	Hyperion Solutions Corp. (a)	3,070
146	Nuance Communications, Inc. (a) (c)	1,470
107	Progress Software Corp. (a) (c)	2,503
		7,043
	Specialty Retail — 8.7%
122	Aaron Rents, Inc. (c) (m)	3,290
175	Charming Shoppes, Inc. (a) (c)	1,964
54	Children’s Place Retail Stores, Inc. (The) (a) (c)	3,255
73	GameStop Corp., Class A (a) (c)	3,074
100	J Crew Group, Inc. (a)	2,744
92	Too, Inc. (a)	3,536
		17,863
	Textiles, Apparel & Luxury Goods — 1.9%
71	Carter’s, Inc. (a)	1,882
48	Under Armour, Inc. (a)	2,028
		3,910
	Thrifts & Mortgage Finance — 0.3%
44	Clayton Holdings, Inc. (a) (c)	577
	Trading Companies & Distributors — 0.7%
36	GATX Corp.	1,526
	Total Common Stocks (Cost $192,710)	205,416
Short-Term Investment — 0.7%
	Investment Company — 0.7%
1,351	JPMorgan Prime Money Market Fund (b) (m) (Cost $1,351)	1,351

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — 23.9%
	Certificates of Deposit — 6.7%
3,000	ABN AMRO Bank, Chicago, FRN, 5.32%, 12/26/06	3,000
3,000	Calyon, New York, FRN, 5.32%, 12/12/06	3,000
1,000	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	1,000
3,000	KBC, New York, FRN, 5.32%, 12/12/06	3,000
2,000	Manufacturers and Traders, FRN, 5.30%, 09/26/06	2,000
1,800	Royal Bank of Canada, New York, FRN, 5.30%, 11/13/06	1,800
		13,800

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   19

JPMorgan Dynamic Small Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — Continued
	Corporate Notes — 8.9%
1,000	Alliance and Leister plc, FRN, 5.13%, 07/31/07	1,000
2,000	American Express Credit Corp., FRN, 5.17%, 06/12/07	2,000
2,000	Bank of America, FRN, 5.13%, 11/07/06	2,000
2,000	Banque Federative Du Credit Mutuel, FRN, 5.30%, 07/13/07	2,000
2,000	Beta Finance, Inc., FRN, 5.37%, 01/15/08	2,000
2,100	CDC Financial Products, Inc., FRN, 5.41%, 07/31/06	2,100
2,400	Citigroup Global Markets, Inc., FRN, 5.38%, 07/07/06	2,400
1,900	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 10/24/06	1,900
100	Links Finance LLC, FRN, 5.36%, 10/06/06	100
1,800	Links Finance LLC, FRN, 5.37%, 10/15/07	1,800
1,000	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	1,000
		18,300
	Repurchase Agreements — 8.3%
8,138	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $8,142, collateralized by U.S. Government Agency Mortgages	8,138
3,000	Lehman Brothers, Inc. 5.32%, dated 06/30/06, due 07/03/06, repurchase price $3,001, collateralized by U.S. Government Agency Mortgages	3,000
3,000	Morgan Stanley & Co, Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase price $3,001, collateralized by U.S. Government Agency Mortgages	3,000
3,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $3,001, collateralized by U.S. Government Agency Mortgages	3,000
		17,138
	Total Investments of Cash Collateral for Securities Loaned (Cost $49,238)	49,238
	Total Investments — 124.4% (Cost $243,299)	256,005
	Liabilities in Excess of Other Assets — (24.4)%	(50,178)
	NET ASSETS — 100.0%	$205,827

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

JPMorgan Micro Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.5%
		Common Stocks — 98.5%
		Aerospace & Defense — 1.4%
2		Esterline Technologies Corp. (a)	77
		Air Freight & Logistics — 1.0%
1		Forward Air Corp.	55
		Biotechnology — 1.0%
—	(h)	Dusa Pharmaceuticals, Inc. (a)	1
2		Myriad Genetics, Inc. (a)	56
			57
		Commercial Banks — 4.3%
1		Alabama National BanCorporation (a)	66
2		Preferred Bank	107
3		Security Bank Corp.	63
			236
		Commercial Services & Supplies — 7.9%
8		Cornell Cos., Inc. (a)	120
1		CoStar Group, Inc. (a)	64
5		FirstService Corp. (Canada) (a)	136
4		Hudson Highland Group, Inc. (a)	38
8		On Assignment, Inc. (a)	71
			429
		Communications Equipment — 0.7%
5		Symmetricom, Inc. (a)	39
		Construction & Engineering — 1.3%
11		Modtech Holdings, Inc. (a)	71
		Diversified Consumer Services — 2.7%
7		Collectors Universe	98
6		INVESTools, Inc. (a)	46
			144
		Electronic Equipment & Instruments — 5.0%
5		Lo Jack Corp. (a)	85
4		Napco Security Systems, Inc. (a)	42
19		Pemstar, Inc. (a)	65
3		Scansource, Inc. (a)	81
			273
		Energy Equipment & Services — 3.0%
2		Bronco Drilling Co., Inc. (a)	41
1		Lufkin Industries, Inc.	78
2		Warrior Energy Service Corp.	44
			163
		Health Care Equipment & Supplies — 3.6%
9		HemoSense, Inc. (a)	46
2		Neurometrix, Inc. (a)	58
1		NMT Medical, Inc. (a)	10
2		Northstar Neuroscience, Inc. (a)	21
9		Synergetics USA, Inc. (a)	60
			195
		Health Care Providers & Services — 5.3%
5		American Dental Partners, Inc. (a)	72
13		Five Star Quality Care, Inc. (a)	145
1		Healthways, Inc. (a)	71
			288
		Hotels, Restaurants & Leisure — 11.1%
2		Ambassadors Group, Inc.	63
3		Benihana, Inc., Class A (a)	75
4		Friendly Ice Cream Corp. (a)	27
2		Gaylord Entertainment Co. (a)	96
4		Great Wolf Resorts, Inc. (a)	52
3		Monarch Casino & Resort, Inc. (a)	87
3		Orient-Express Hotels Ltd. (Bermuda)	99
21		Youbet.com, Inc. (a)	102
			601
		Household Durables — 2.1%
10		Interface, Inc., Class A (a)	112
		Insurance — 6.4%
1		American Physicians Capital, Inc. (a)	61
2		Darwin Professional Underwriters, Inc. (a)	42
3		James River Group, Inc (a)	80
2		ProAssurance Corp. (a)	79
2		RLI Corp.	84
			346
		Internet & Catalog Retail — 2.0%
10		Audible, Inc. (a)	91
1		Celebrate Express, Inc. (a)	16
			107
		Internet Software & Services — 8.3%
2		Bankrate, Inc. (a)	84
5		Digitas, Inc. (a)	57
1		Equinix, Inc. (a)	60
4		Knot, Inc. (The) (a)	76
5		Liquidity Services, Inc. (a)	73

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   21

JPMorgan Micro Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — Continued
7	PlanetOut, Inc. (a)	49
4	Vocus, Inc. (a)	50
		449
	IT Services — 1.3%
12	SM&A Corp. (a)	73
	Leisure Equipment & Products — 1.8%
2	SCP Pool Corp.	96
	Life Sciences Tools & Services — 2.5%
4	Illumina, Inc. (a)	133
	Machinery — 1.8%
1	Basin Water, Inc. (a)	7
4	RBC Bearings, Inc. (a)	89
		96
	Oil, Gas & Consumable Fuels — 3.4%
2	Edge Petroleum Corp. (a)	37
2	GMX Resources, Inc. (a)	52
2	Whiting Petroleum Corp. (a)	94
		183
	Pharmaceuticals — 2.2%
4	AVANIR Pharmaceuticals, Class A (a)	27
3	Impax Laboratories, Inc. (a)	19
2	Nastech Pharmaceutical Co., Inc. (a)	35
2	Somaxon Pharmaceuticals, Inc. (a)	38
		119
	Road & Rail — 2.6%
3	Knight Transportation, Inc.	68
3	Marten Transport Ltd. (a)	75
		143
	Semiconductors & Semiconductor Equipment — 2.7%
12	PDF Solutions, Inc. (a)	146
	Software — 6.6%
7	Concur Technologies, Inc. (a)	100
5	Dynamics Research Corp. (a)	63
14	Magma Design Automation, Inc. (a)	105
9	Unica Corp. (a)	88
		356
	Specialty Retail — 4.3%
11	Franklin Covey Co. (a)	84
9	Golfsmith International Holdings, Inc. (a)	88
3	Shoe Pavilion, Inc. (a)	24
8	Wet Seal, Inc. (The), Class A (a)	40
		236
	Trading Companies & Distributors — 2.2%
3	Interline Brands, Inc. (a)	77
2	Rush Enterprises, Inc., Class A (a)	42
		119
	Total Common Stocks (Cost $5,228)	5,342
Short-Term Investment — 2.1%
	Investment Company — 2.1%
113	JPMorgan Prime Money Market Fund (b) (m) (Cost $113)	113
	Total Investments — 100.6% (Cost $5,341)	5,455
	Liabilities in Excess of Other Assets — (0.6)%	(31)
	NET ASSETS — 100.0%	$5,424

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.0%
	Common Stocks — 97.0%
	Aerospace & Defense — 2.2%
25	AAR Corp. (a) (c)	562
51	Aviall, Inc. (a)	2,443
67	BE Aerospace, Inc. (a)	1,536
34	Ceradyne, Inc. (a) (c)	1,668
29	Curtiss-Wright Corp.	889
24	DHB Industries, Inc. (c)(f)	1
106	Esterline Technologies Corp. (a) (c)	4,388
44	Heico Corp. (c)	1,245
25	K&F Industries Holdings, Inc. (a) (c)	438
254	Moog, Inc., Class A (a) (c)	8,690
34	Orbital Sciences Corp. (a) (c)	550
55	Sypris Solutions, Inc. (c)	515
16	Triumph Group, Inc. (a) (c)	754
19	United Industrial Corp. (c)	873
		24,552
	Air Freight & Logistics — 0.2%
73	Hub Group, Inc., Class A (a)	1,778
	Airlines — 1.5%
38	Alaska Air Group, Inc. (a)	1,514
234	Continental Airlines, Inc., Class B (a) (c)	6,967
226	ExpressJet Holdings, Inc. (a)	1,560
205	Mesa Air Group, Inc. (a)	2,017
54	Pinnacle Airlines Corp. (a) (c)	383
67	Republic Airways Holdings, Inc. (a)	1,144
114	Skywest, Inc.	2,830
		16,415
	Auto Components — 0.5%
13	Aftermarket Technology Corp. (a)	326
66	ArvinMeritor, Inc.	1,131
8	Sauer-Danfoss, Inc. (c)	206
1	Shiloh Industries, Inc. (a)	7
158	Tenneco, Inc. (a)	4,095
		5,765
	Automobiles — 0.1%
77	Fleetwood Enterprises, Inc. (a) (c)	577
	Beverages — 0.0% (g)
11	National Beverage Corp.	164
	Biotechnology — 2.8%
75	Alexion Pharmaceuticals, Inc. (a) (c)	2,713
78	Alkermes, Inc. (a)	1,478
60	Amylin Pharmaceuticals, Inc. (a) (c)	2,962
45	Applera Corp. — Celera Genomics Group (a)	587
76	BioMarin Pharmaceuticals, Inc. (a) (c)	1,091
54	Cell Genesys, Inc. (a) (c)	269
132	Cubist Pharmaceuticals, Inc. (a) (c)	3,311
24	CV Therapeutics, Inc. (a) (c)	331
56	GTx, Inc. (a) (c)	509
32	ICOS Corp. (a) (c)	708
92	Incyte Corp. (a) (c)	425
40	Martek Biosciences Corp. (a) (c)	1,164
101	Medarex, Inc. (a) (c)	970
60	Myogen, Inc. (c)	1,751
91	Myriad Genetics, Inc. (a) (c)	2,288
53	OSI Pharmaceuticals, Inc. (a) (c)	1,743
42	Progenics Pharmaceuticals, Inc. (a) (c)	1,018
81	Renovis, Inc. (a) (c)	1,232
71	Seattle Genetics, Inc. (a) (c)	325
46	Theravance, Inc. (a)	1,059
46	United Therapeutics Corp. (a) (c)	2,680
57	Vertex Pharmaceuticals, Inc. (a) (c)	2,089
		30,703
	Building Products — 1.6%
20	Ameron International Corp.	1,307
41	ElkCorp (c)	1,125
23	Griffon Corp. (a) (c)	611
10	Insteel Industries, Inc.	242
79	Jacuzzi Brands, Inc. (a) (c)	693
62	NCI Building Systems, Inc. (a) (c)	3,307
160	Universal Forest Products, Inc. (c)	10,043
		17,328
	Capital Markets — 0.7%
21	Calamos Asset Management, Inc.	618
152	Knight Capital Group, Inc. Class A (a) (c)	2,312
41	LaBranche & Co., Inc. (a) (c)	500
25	optionsXpress Holdings, Inc.	571
11	Piper Jaffray Cos. (a)	655
160	Technology Investment Capital Corp. (c)	2,349
14	TradeStation Group, Inc. (a) (c)	177
46	Waddell & Reed Financial, Inc.	938
		8,120
	Chemicals — 1.4%
1	Balchem Corp. (c)	25
21	FMC Corp.	1,320
34	Georgia Gulf Corp.	853
56	H.B. Fuller Co.	2,436
150	Hercules, Inc. (a)	2,291

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Chemicals — Continued
30	Kronos Worldwide, Inc. (c)	883
37	NewMarket Corp.	1,810
13	Pioneer Cos., Inc. (a)	357
170	PolyOne Corp. (a)	1,493
27	Schulman (A.), Inc.	607
84	Spartech Corp.	1,901
135	W.R. Grace & Co. (a) (c)	1,584
41	Wellman, Inc. (c)	164
		15,724
	Commercial Banks — 6.3%
42	Amcore Financial, Inc.	1,243
27	Ameris Bancorp (c)	629
9	Associated Banc-Corp. (c)	299
12	BancFirst Corp. (c)	528
1	Bank of Granite Corp.	15
68	Bank of the Ozarks, Inc. (c)	2,251
14	Capital Corp. of the West (c)	444
34	Capitol Bancorp Ltd. (c)	1,313
21	Cardinal Financial Corp. (c)	245
31	Center Financial Corp. (c)	735
49	Central Pacific Financial Corp. (c)	1,881
21	Chemical Financial Corp. (c)	640
30	City Holding Co.	1,088
29	Columbia Banking System, Inc.	1,080
75	Community Bank System, Inc. (c)	1,509
22	Community Trust Bancorp, Inc. (c)	763
5	Enterprise Financial Services Corp. (c)	117
44	EuroBancshares, Inc. (a)	426
149	First Bancorp (c)	1,388
4	First Regional Bancorp. (a) (c)	334
33	First Republic Bank	1,511
95	First State Bancorp, Inc.	2,259
9	FNB Corp. (c)	340
28	Glacier Bancorp, Inc. (c)	806
1	Great Southern Bancorp, Inc. (c)	15
51	Greater Bay Bancorp	1,469
219	Hanmi Financial Corp. (c)	4,250
19	Heritage Commerce Corp.	473
93	IBERIABANK Corp. (c)	5,351
68	Independent Bank Corp.	1,796
37	International Bancshares Corp.	1,006
4	Intervest Bancshares Corp. (a)	162
41	Irwin Financial Corp. (c)	791
13	Lakeland Financial Corp.	313
14	Macatawa Bank Corp. (c)	337
19	MB Financial, Inc. (c)	675
34	Mercantile Bank Corp. (c)	1,367
84	Nara Bancorp, Inc.	1,577
50	Oriental Financial Group (c)	643
44	Pacific Capital Bancorp (c)	1,354
17	Peoples Bancorp, Inc.	516
8	Premierwest Bancorp (c)	114
96	PrivateBancorp, Inc. (c)	3,984
181	R&G Financial Corp., Class B (Puerto Rico) (c)	1,554
103	Republic Bancorp, Inc. (c)	1,272
7	Republic Bancorp, Inc., Class A (c)	143
9	Santander Bancorp (Puerto Rico) (c)	222
4	Sierra Bancorp (c)	115
15	Simmons First National Corp., Class A	447
20	Southwest Bancorp, Inc. (c)	497
146	Sterling Bancshares, Inc. (c)	2,743
74	Sterling Financial Corp.	2,264
126	Summit Bancshares, Inc. (c)	2,677
15	Sun Bancorp, Inc. (a) (c)	245
21	Taylor Capital Group, Inc. (c)	861
16	TriCo Bancshares (c)	424
37	Umpqua Holdings Corp. (c)	951
9	Virginia Commerce Bancorp (a) (c)	215
78	West Coast Bancorp (c)	2,302
76	Westamerica Bancorporation (c)	3,741
42	Wilshire Bancorp, Inc. (c)	750
		69,460
	Commercial Services & Supplies — 3.6%
30	American Ecology Corp. (c)	792
105	Angelica Corp. (c)	1,833
17	Banta Corp.	764
7	Clean Harbors, Inc. (a) (c)	294
25	Coinstar, Inc. (a)	591
63	Consolidated Graphics, Inc. (a)	3,254
8	CRA International, Inc. (a) (c)	339
63	Deluxe Corp.	1,103
44	First Consulting Group, Inc. (a)	386
42	Geo Group, Inc. (The) (a)	1,476
50	Heidrick & Struggles International, Inc. (a) (c)	1,705
101	Herman Miller, Inc.	2,600
43	Hudson Highland Group, Inc. (a)	462
374	IKON Office Solutions, Inc.	4,717
116	John H. Harland Co.	5,029

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Services & Supplies — Continued
185	Kforce, Inc. (a)	2,863
23	Korn/Ferry International (a)	443
93	Labor Ready, Inc. (a)	2,111
72	Navigant Consulting, Inc. (a) (c)	1,638
82	Sirva, Inc. (a)	531
38	Sourcecorp, Inc. (a)	947
56	Spherion Corp. (a)	513
143	TeleTech Holdings, Inc. (a)	1,812
29	Tetra Tech, Inc. (a) (c)	520
36	United Stationers, Inc. (a)	1,780
25	Volt Information Sciences, Inc. (a)	1,165
16	Waste Connections, Inc. (a) (c)	582
		40,250
	Communications Equipment — 2.7%
185	3Com Corp. (a)	948
138	Arris Group, Inc. (a)	1,807
61	Avocent Corp. (a)	1,596
24	Bel Fuse, Inc., Class B (c)	787
41	Black Box Corp. (c)	1,564
41	C-COR, Inc. (a) (c)	318
81	Ciena Corp. (a) (c)	390
76	CommScope, Inc. (a)	2,397
16	Comtech Telecommunications Corp. (a)	474
5	Digi International, Inc. (a) (c)	65
27	Ditech Networks, Inc. (a)	235
94	Extreme Networks, Inc. (a)	390
181	Finisar Corp. (a) (c)	591
83	Foundry Networks, Inc. (a)	884
74	Glenayre Technologies, Inc. (a)	194
55	Harmonic, Inc. (a) (c)	246
213	Inter-Tel, Inc. (c)	4,492
64	Interdigital Communications Corp. (a) (c)	2,248
23	Mastec, Inc. (a) (c)	299
104	MRV Communications, Inc. (a) (c)	322
44	Netgear, Inc. (a)	955
76	Packeteer, Inc. (a)	856
102	Plantronics, Inc. (c)	2,268
20	Polycom, Inc. (a)	427
101	Powerwave Technologies, Inc. (a) (c)	925
19	Radyne Corp. (a)	220
36	Redback Networks, Inc. (a)	653
21	SafeNet, Inc. (a) (c)	367
40	Sonus Networks, Inc. (a) (c)	197
122	Symmetricom, Inc. (a) (c)	859
65	Tekelec (a) (c)	805
88	Utstarcom, Inc. (a) (c)	685
58	Westell Technologies, Inc., Class A (a) (c)	128
		29,592
	Computers & Peripherals — 1.4%
103	Adaptec, Inc. (a) (c)	447
46	Advanced Digital Information Corp. (a)	539
322	Brocade Communications Systems, Inc. (a)	1,976
16	Electronics for Imaging, Inc. (a)	342
107	Gateway, Inc. (a) (c)	203
74	Hutchinson Technology, Inc. (a) (c)	1,590
99	Hypercom Corp. (a)	928
67	Imation Corp.	2,730
75	Komag, Inc. (a) (c)	3,445
251	McData Corp., Class A (a)	1,023
77	Palm, Inc. (a) (c)	1,241
142	Quantum Corp. (a) (c)	372
32	Synaptics, Inc. (a) (c)	689
		15,525
	Construction & Engineering — 0.1%
26	Washington Group International, Inc. (c)	1,387
	Construction Materials — 0.2%
35	Headwaters, Inc. (a) (c)	895
90	U.S. Concrete, Inc. (a)	993
		1,888
	Consumer Finance — 1.7%
19	ACE Cash Express, Inc. (a)	559
7	Advance America Cash Advance Centers, Inc.	123
35	Advanta Corp., Class B (c)	1,244
27	Asta Funding, Inc. (c)	992
255	Cash America International, Inc.	8,154
48	CompuCredit Corp. (a) (c)	1,861
57	Dollar Financial Corp. (a)	1,018
27	Ezcorp, Inc., Class A (a)	1,029
30	First Cash Financial Services, Inc. (a)	594
16	United PanAm Financial Corp. (a) (c)	483
71	World Acceptance Corp. (a) (c)	2,522
		18,579
	Containers & Packaging — 0.7%
13	AEP Industries, Inc. (a)	428
26	Greif, Inc., Class A (c)	1,941
155	Myers Industries, Inc.	2,659

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   25

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Containers & Packaging — Continued
22	Rock-Tenn Co., Class A	356
65	Silgan Holdings, Inc.	2,387
		7,771
	Distributors — 0.1%
55	Building Material Holding Corp. (c)	1,530
	Diversified Consumer Services — 0.3%
52	Alderwoods Group, Inc. (a)	1,002
25	Pre-Paid Legal Services, Inc. (c)	873
35	Vertrue, Inc. (a) (c)	1,506
		3,381
	Diversified Financial Services — 0.1%
9	Encore Capital Group, Inc. (a) (c)	113
27	Marlin Business Services, Inc. (a)	604
3	Medallion Financial Corp.	34
		751
	Diversified Telecommunication Services — 1.7%
51	Broadwing Corp.	528
1,224	Cincinnati Bell, Inc. (a)	5,020
81	CT Communications, Inc. (c)	1,848
36	Golden Telecom, Inc. (Russia)	910
229	Level 3 Communications, Inc. (a) (c)	1,018
587	Premiere Global Services, Inc. (a) (c)	4,434
39	Talk America Holdings, Inc. (a) (c)	240
186	Time Warner Telecom, Inc., Class A (a) (c)	2,765
197	Valor Communications Group, Inc. (c)	2,251
		19,014
	Electric Utilities — 0.9%
148	El Paso Electric Co. (a)	2,976
23	Idacorp, Inc. (c)	792
7	UIL Holdings Corp. (c)	417
97	Unisource Energy Corp.	3,009
110	Westar Energy, Inc.	2,315
		9,509
	Electrical Equipment — 0.8%
31	A.O. Smith Corp.	1,442
54	Acuity Brands, Inc.	2,113
41	Encore Wire Corp. (a) (c)	1,488
60	Evergreen Solar, Inc. (a) (c)	783
76	General Cable Corp. (a)	2,649
29	Power-One, Inc. (a) (c)	191
12	Regal-Beloit Corp.	530
29	Valence Technology, Inc. (a) (c)	49
		9,245
	Electronic Equipment & Instruments — 2.7%
77	Aeroflex, Inc. (a)	895
109	Agilysis, Inc.	1,953
109	Anixter International, Inc. (c)	5,192
18	Bell Microproducts, Inc. (a) (c)	98
103	Benchmark Electronics, Inc. (a)	2,494
65	Brightpoint, Inc. (a) (c)	875
13	CalAmp Corp. (a)	117
36	Checkpoint Systems, Inc. (a)	808
76	CTS Corp. (c)	1,133
32	Echelon Corp. (a) (c)	240
8	Electro Scientific Industries, Inc. (a) (c)	146
106	Global Imaging Systems, Inc (a)	4,359
57	Insight Enterprises, Inc. (a)	1,092
47	Itron, Inc. (a) (c)	2,773
36	KEMET Corp. (a)	332
17	MTS Systems Corp.	676
59	Plexus Corp. (a)	2,022
36	Radisys Corp. (a) (c)	788
14	Rofin-Sinar Technologies, Inc. (a) (c)	787
10	Sunpower Corp. (a) (c)	283
57	Technitrol, Inc.	1,313
115	TTM Technologies, Inc. (a)	1,663
		30,039
	Energy Equipment & Services — 2.7%
260	Grey Wolf, Inc. (a) (c)	2,000
8	Gulf Island Fabrication, Inc. (c)	162
33	Gulfmark Offshore, Inc. (a) (c)	863
60	Hanover Compressor Co. (a) (c)	1,131
17	Hercules Offshore, Inc. (a) (c)	595
28	Hydril (a)	2,230
63	Input/Output, Inc. (a) (c)	594
57	Lone Star Technologies, Inc. (a)	3,095
23	Lufkin Industries, Inc.	1,391
29	Newpark Resources (a) (c)	178
30	NS Group, Inc. (a)	1,647
100	Oceaneering International, Inc. (a) (c)	4,580
56	Oil States International, Inc. (a)	1,923
164	Parker Drilling Co. (a)	1,177
25	RPC, Inc. (c)	605
42	Superior Energy Services, Inc. (a)	1,431
55	Todco, Class A	2,255
21	Trico Marine Services, Inc. (a)	717
13	Union Drilling, Inc. (a)	186
57	Veritas DGC, Inc. (a)	2,961
		29,721

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food & Staples Retailing — 0.2%
17	Nash Finch Co. (c)	368
89	Spartan Stores, Inc.	1,308
		1,676
	Food Products — 0.5%
129	Chiquita Brands International, Inc. (c)	1,775
28	Corn Products International, Inc.	854
25	Flowers Foods, Inc. (c)	726
55	J & J Snack Foods Corp.	1,832
26	Pilgrim’s Pride Corp. (c)	678
		5,865
	Gas Utilities — 1.1%
53	New Jersey Resources Corp. (c)	2,480
54	Nicor, Inc. (c)	2,249
40	Northwest Natural Gas Co. (c)	1,485
46	South Jersey Industries, Inc. (c)	1,255
87	Southwest Gas Corp. (c)	2,720
60	WGL Holdings, Inc. (c)	1,728
		11,917
	Health Care Equipment & Supplies — 2.7%
3	Analogic Corp. (c)	126
28	Arrow International, Inc. (c)	924
49	Arthrocare Corp. (a) (c)	2,067
12	Aspect Medical Systems, Inc. (a) (c)	216
18	Biosite, Inc. (a) (c)	804
20	Conmed Corp. (a) (c)	414
40	Diagnostic Products Corp.	2,333
229	Encore Medical Corp.	1,103
10	EPIX Pharmaceuticals, Inc. (a) (c)	41
36	Haemonetics Corp. (a) (c)	1,656
96	Immucor, Inc. (a)	1,851
40	Integra LifeSciences Holdings Corp. (a) (c)	1,541
20	Inverness Medical Innovations, Inc. (a) (c)	573
27	Kyphon, Inc. (a) (c)	1,028
112	Lifecell Corp. (a) (c)	3,457
25	Mentor Corp. (c)	1,066
58	Neurometrix, Inc. (a) (c)	1,776
18	Palomar Medical Technologies, Inc. (a) (c)	835
40	PolyMedica Corp. (c)	1,446
47	Stereotaxis, Inc. (a) (c)	510
147	Steris Corp.	3,369
20	SurModics, Inc. (a) (c)	704
96	Viasys Healthcare, Inc. (a)	2,447
		30,287
	Health Care Providers & Services — 2.6%
21	Air Methods Corp. (a)	555
186	Alliance Imaging, Inc. (a) (c)	1,187
67	Apria Healthcare Group, Inc. (a) (c)	1,257
96	Centene Corp. (a) (c)	2,259
43	Five Star Quality Care, Inc. (a)	474
33	Genesis HealthCare Corp. (a) (c)	1,582
91	inVentiv Health, Inc. (c)	2,625
55	Kindred Healthcare, Inc. (a)	1,419
65	LCA Vision, Inc. (c)	3,434
50	Magellan Health Services, Inc. (a)	2,284
12	Molina Healthcare, Inc. (a)	437
103	Owens & Minor, Inc.	2,954
170	PSS World Medical, Inc. (a) (c)	2,997
59	Res-Care, Inc. (a)	1,180
48	Symbion, Inc. (a) (c)	1,001
116	United Surgical Partners International, Inc. (a) (c)	3,491
		29,136
	Health Care Technology — 1.2%
6	Allscripts Healthcare Solutions, Inc. (a) (c)	109
77	Computer Programs & Systems, Inc. (c)	3,077
67	Eclipsys Corp. (a) (c)	1,213
64	Merge Technologies, Inc. (a) (c)	783
19	Omnicell, Inc. (a)	260
183	Per-Se Technologies, Inc. (a) (c)	4,608
178	Trizetto Group (a)	2,637
		12,687
	Hotels, Restaurants & Leisure — 1.8%
15	Bluegreen Corp. (a) (c)	166
44	CBRL Group, Inc. (c)	1,506
153	Domino’s Pizza, Inc.	3,788
22	Dover Downs Gaming & Entertainment, Inc.	433
41	Jack in the Box, Inc. (a)	1,623
151	Landry’s Restaurants, Inc. (c)	4,903
31	Monarch Casino & Resort, Inc. (a) (c)	858
63	Multimedia Games, Inc. (a) (c)	637
33	Rare Hospitality International, Inc. (a)	961
124	Ruby Tuesday, Inc. (c)	3,015
81	Ryan’s Restaurant Group, Inc. (a)	963
102	Six Flags, Inc. (a) (c)	570	>
		19,423

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   27

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 1.2%
73	Champion Enterprises, Inc. (a) (c)	808
1	CSS Industries, Inc. (c)	32
28	Directed Electronics, Inc. (a)	366
20	Ethan Allen Interiors, Inc.	735
75	Furniture Brands International, Inc. (c)	1,557
57	Kimball International, Inc., Class B	1,115
10	Meritage Homes Corp. (a)	454
44	Stanley Furniture Co., Inc.	1,052
47	Tempur-Pedic International, Inc. (a) (c)	639
305	Tupperware Brands Corp.	6,001
		12,759
	Household Products — 0.0% (g)
6	Spectrum Brands, Inc. (a) (c)	78
	Independent Power Producers & Energy Traders — 0.1%
32	Black Hills Corp.	1,095
	Industrial Conglomerates — 0.1%
20	Freightcar America, Inc. (c)	1,132
	Insurance — 2.9%
21	American Physicians Capital, Inc. (a)	1,083
47	Argonaut Group, Inc. (a)	1,418
63	Commerce Group, Inc.	1,864
217	Delphi Financial Group, Inc.	7,879
44	Direct General Corp. (c)	741
40	LandAmerica Financial Group, Inc. (c)	2,597
38	Meadowbrook Insurance Group, Inc. (a)	313
30	National Financial Partners Corp.	1,320
3	Navigators Group, Inc. (a)	145
4	Odyssey Re Holdings, Corp. (c)	111
285	PMA Capital Corp., Class A (a) (c)	2,935
55	Safety Insurance Group, Inc.	2,630
38	Selective Insurance Group (c)	2,140
39	Stewart Information Services Corp. (c)	1,405
133	Zenith National Insurance Corp.	5,270
		31,851
	Internet & Catalog Retail — 0.1%
31	Netflix, Inc. (a) (c)	830
	Internet Software & Services — 1.9%
3	aQuantive, Inc. (a) (c)	63
100	Ariba, Inc. (a) (c)	823
36	Art Technology Group, Inc. (a)	106
23	AsiaInfo Holdings, Inc. (China) (a) (c)	99
12	Click Commerce, Inc. (a) (c)	231
440	CMGI, Inc. (a)	532
206	CNET Networks, Inc. (a) (c)	1,645
33	Digital Insight Corp. (a)	1,145
37	Digital River, Inc. (a) (c)	1,498
256	Digitas, Inc. (a)	2,979
26	EarthLink, Inc. (a)	228
68	Interwoven, Inc. (a)	583
46	Ipass, Inc. (a)	259
71	j2 Global Communications, Inc. (a) (c)	2,226
105	Openwave Systems, Inc. (a) (c)	1,212
52	RealNetworks, Inc. (a)	560
81	SupportSoft, Inc. (a) (c)	319
144	United Online, Inc.	1,732
86	ValueClick, Inc. (a)	1,325
57	WebEx Communications, Inc. (a) (c)	2,012
27	webMethods, Inc. (a)	268
44	Websense, Inc. (a) (c)	902
		20,747
	IT Services — 1.9%
41	Acxiom Corp.	1,025
441	BearingPoint, Inc. (a) (c)	3,690
88	BISYS Group, Inc. (The) (a)	1,199
51	CACI International, Inc., Class A (a)	2,987
157	Ciber, Inc. (a) (c)	1,033
34	Covansys Corp. (a) (c)	427
48	CSG Systems International, Inc. (a)	1,190
7	Euronet Worldwide, Inc. (a) (c)	273
53	Gartner, Inc. (a) (c)	748
9	Gevity HR, Inc. (c)	239
20	infoUSA, Inc.	205
82	Keane, Inc. (a) (c)	1,021
46	Lightbridge, Inc. (a)	601
38	Lionbridge Technologies (a) (c)	208
63	Mantech International Corp., Class A (a)	1,947
108	Perot Systems Corp., Class A (a)	1,565
15	Startek, Inc.	221
100	Sykes Enterprises, Inc. (a)	1,610
34	Talx Corp. (c)	739
38	Tyler Technologies, Inc. (a) (c)	427
		21,355
	Leisure Equipment & Products — 0.6%
67	JAKKS Pacific, Inc. (c)	1,336
57	K2, Inc. (a) (c)	619
42	MarineMax, Inc. (a) (c)	1,105

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Leisure Equipment & Products — Continued
73	RC2 Corp. (a) (c)	2,834
36	Steinway Musical Instruments, Inc. (a) (c)	880
		6,774
	Life Sciences Tools & Services — 0.6%
10	Bio-Rad Laboratories, Inc., Class A (a) (c)	617
30	Diversa Corp. (a) (c)	291
16	Exelixis, Inc. (a) (c)	164
52	Illumina, Inc. (a)	1,548
15	Kendle International, Inc. (a)	558
18	Molecular Devices Corp. (a)	553
159	Nektar Therapeutics (a) (c)	2,914
		6,645
	Machinery — 3.0%
25	Accuride Corp. (a)	313
62	Astec Industries, Inc. (a)	2,126
150	Barnes Group, Inc. (c)	2,985
66	Briggs & Stratton Corp. (c)	2,047
40	Cascade Corp.	1,566
4	CIRCOR International, Inc.	110
13	Crane Co.	553
19	EnPro Industries, Inc. (a)	625
36	Flowserve Corp. (a)	2,054
40	Greenbrier Cos., Inc. (c)	1,293
63	Lincoln Electric Holdings, Inc.	3,934
18	Manitowoc Co., Inc. (The)	788
10	Middleby Corp. (a) (c)	883
6	Miller Industries, Inc. (a)	116
49	Mueller Industries, Inc.	1,602
25	NACCO Industries, Inc., Class A	3,463
63	Navistar International Corp.	1,553
33	Valmont Industries, Inc. (c)	1,553
50	Wabash National Corp. (c)	760
93	Wabtec Corp.	3,467
42	Watts Water Technologies, Inc., Class A (c)	1,392
		33,183
	Media — 1.6%
19	Advo, Inc.	470
47	Belo Corp., Class A	738
35	Catalina Marketing Corp. (c)	1,005
1,025	Charter Communications, Inc., Class A (a) (c)	1,158
206	Entravision Communications Corp. (a)	1,761
43	Gray Television, Inc. (c)	247
30	Harris Interactive, Inc. (a)	171
22	Lee Enterprises, Inc.	590
188	Lodgenet Entertainment Corp. (a) (c)	3,510
38	Media General, Inc., Class A	1,575
72	Playboy Enterprises, Inc., Class B (a) (c)	714
64	ProQuest Co. (a) (c)	783
5	Saga Communications, Inc., Class A (a) (c)	42
56	Scholastic Corp. (a)	1,444
129	Sinclair Broadcast Group, Inc., Class A (c)	1,103
4	Triple Crown Media, Inc. (a) (c)	38
39	Valassis Communications, Inc. (a) (c)	922
89	World Wrestling Entertainment, Inc.	1,508
		17,779
	Metals & Mining — 2.2%
25	AK Steel Holding Corp. (a)	347
10	Aleris International, Inc. (a)	449
33	Century Aluminum Co. (a)	1,192
23	Chaparral Stell Co. (a)	1,664
23	Cleveland-Cliffs, Inc. (c)	1,792
38	Gibraltar Industries, Inc.	1,095
90	Metal Management, Inc.	2,747
38	NN, Inc. (c)	467
104	Olympic Steel, Inc.	3,673
16	Oregon Steel Mills, Inc. (a)	816
135	Quanex Corp.	5,830
164	Ryerson, Inc.	4,436
6	Schnitzer Steel Industries, Inc.	213
		24,721
	Multi-Utilities — 0.4%
61	Avista Corp. (c)	1,381
51	NorthWestern Corp.	1,752
63	PNM Resources, Inc.	1,583
		4,716
	Multiline Retail — 0.1%
45	Bon-Ton Stores, Inc. (The) (c)	976
	Oil, Gas & Consumable Fuels — 2.7%
30	Alon USA Energy, Inc.	938
32	ATP Oil & Gas Corp. (a) (c)	1,354
31	Basic Energy Services, Inc. (a)	945
22	Callon Petroleum Co. (a)	427
21	Clayton Williams Energy, Inc. (a)	725
49	Energy Partners Ltd. (a) (c)	925
23	Giant Industries, Inc. (a)	1,557
48	Harvest Natural Resources, Inc. (a) (c)	649

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   29

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
170	Houston Exploration Co. (a)	10,402
42	KCS Energy, Inc. (a)	1,256
19	Penn Virginia Corp. (c)	1,300
21	Remington Oil & Gas Corp. (a)	941
53	St. Mary Land & Exploration Co. (c)	2,145
44	Stone Energy Corp. (a)	2,067
40	Swift Energy Co. (a) (c)	1,730
8	USEC, Inc.	97
93	Vaalco Energy, Inc. (a)	903
19	World Fuel Services Corp. (c)	850
		29,211
	Personal Products — 0.6%
51	Elizabeth Arden, Inc. (a)	915
18	Mannatech, Inc. (c)	227
190	NBTY, Inc. (a)	4,543
109	Parlux Fragrances, Inc. (a) (c)	1,060
		6,745
	Pharmaceuticals — 1.8%
59	Adams Respiratory Therapeutics, Inc. (a)	2,641
150	Adolor Corp. (a)	3,761
44	Alpharma, Inc., Class A	1,051
101	Andrx Corp. (a)	2,331
61	AtheroGenics, Inc. (a) (c)	796
189	AVANIR Pharmaceuticals, Class A (a) (c)	1,291
24	Bentley Pharmaceuticals, Inc. (a) (c)	264
91	Cardiome Pharma Corp. (a) (c)	807
311	Cypress Bioscience, Inc. (a) (c)	1,907
56	Durect, Corp. (a) (c)	218
56	Medicis Pharmaceutical Corp., Class A (c)	1,332
11	Par Pharmaceutical Cos., Inc. (a) (c)	210
17	Salix Pharmaceuticals Ltd. (a) (c)	212
47	Sciele Pharma, Inc. (a) (c)	1,090
75	Valeant Pharmaceuticals International	1,271
59	Viropharma, Inc. (a)	511
		19,693
	Real Estate Investment Trusts (REITs) — 7.3%
130	American Home Mortgage Investment Corp. REIT (c)	4,788
134	Anthracite Capital, Inc. REIT (c)	1,629
102	Ashford Hospitality Trust, Inc. REIT	1,289
23	BioMed Realty Trust, Inc. REIT	683
23	Boykin Lodging Co. REIT (a) (c)	248
16	Brandywine Realty Trust REIT	524
117	Crescent Real Estate EQT Co. REIT	2,173
56	Entertainment Properties Trust REIT (c)	2,398
104	Equity Inns, Inc. REIT	1,722
237	FelCor Lodging Trust, Inc. REIT (c)	5,157
97	First Potomac Realty Trust REIT (m)	2,890
97	Friedman Billings Ramsey Group, Inc., Series A REIT	1,061
60	Glimcher Realty Trust REIT (c)	1,481
52	Impac Mortgage Holdings, Inc. REIT (c)	584
263	Innkeepers USA Trust REIT	4,538
125	Kilroy Realty Corp. REIT	8,995
80	KKR Financial Corp. REIT	1,656
32	LaSalle Hotel Properties REIT	1,482
141	Lexington Corporate Properties Trust REIT (c)	3,050
158	LTC Properties, Inc. REIT (c)	3,531
120	MFA Mortgage Investments, Inc. REIT	827
19	Mid-America Apartment Communities, Inc. REIT	1,059
11	Mills Corp. (The) REIT	294
11	National Health Investors, Inc. REIT (c)	307
247	Nationwide Health Properties, Inc. REIT (c)	5,551
18	Novastar Financial, Inc. REIT (c)	553
118	Pennsylvania REIT (c)	4,768
130	Post Properties, Inc. REIT	5,903
18	PS Business Parks, Inc., Class A, REIT	1,080
51	RAIT Investment Trust REIT (c)	1,495
80	Saul Centers, Inc. REIT (c)	3,254
197	Sunstone Hotel Investors, Inc. REIT	5,736
		80,706
	Road & Rail — 1.9%
22	Amerco, Inc. (a)	2,205
33	Arkansas Best Corp. (c)	1,647
66	Dollar Thrifty Automotive Group, Inc. (a)	2,961
151	Genesee & Wyoming, Inc., Class A (a) (c)	5,365
13	Marten Transport Ltd. (a)	278
31	Old Dominion Freight Line (a) (c)	1,156
4	PAM Transportation Services, Inc. (a)	118
7	Quality Distribution, Inc. (a) (c)	86
104	RailAmerica, Inc. (a) (c)	1,091
130	SCS Transportation, Inc. (a)	3,579
69	U.S. Xpress Enterprises, Inc., Class A (a)	1,862
20	Werner Enterprises, Inc. (c)	395
		20,743

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — 4.2%
8	Actel Corp. (a)	116
41	ADE Corp. (a)	1,342
86	Advanced Energy Industries, Inc. (a)	1,140
129	AMIS Holdings, Inc. (a)	1,294
201	Amkor Technology, Inc. (a) (c)	1,900
139	Applied Micro Circuits Corp. (a)	380
126	Asyst Technologies, Inc. (a)	948
5	ATMI, Inc. (a) (c)	118
85	Axcelis Technologies, Inc. (a) (c)	502
61	Brooks Automation, Inc. (a) (c)	714
48	Cabot Microelectronics Corp. (a) (c)	1,440
140	Cirrus Logic, Inc. (a) (c)	1,139
50	Cohu, Inc.	885
452	Conexant Systems, Inc. (a)	1,130
69	Credence Systems Corp. (a) (c)	242
54	Cymer, Inc. (a)	2,509
44	Diodes, Inc. (a) (c)	1,836
30	DSP Group, Inc. (a) (c)	743
96	Entegris, Inc. (a)	917
25	Exar Corp. (a) (c)	330
33	Integrated Silicon Solutions, Inc. (a) (c)	181
41	Intevac, Inc. (a)	885
79	IXYS Corp. (a) (c)	760
31	Kopin Corp. (a) (c)	112
95	Kulicke & Soffa Industries, Inc. (a) (c)	702
61	Lattice Semiconductor Corp. (a)	378
134	LTX Corp. (a)	941
108	Mattson Technology, Inc. (a)	1,051
109	Micrel, Inc. (a)	1,091
19	Micron Technology, Inc. (a)	289
81	Microsemi Corp. (a)	1,977
101	MIPS Technologies, Inc. (a) (c)	614
57	MKS Instruments, Inc. (a)	1,137
88	Omnivision Technologies, Inc. (a) (c)	1,865
413	ON Semiconductor Corp. (a) (c)	2,430
90	Photronics, Inc. (a)	1,326
45	Pixelworks, Inc. (a) (c)	123
36	PMC-Sierra, Inc. (a)	340
232	RF Micro Devices, Inc. (a) (c)	1,383
33	Rudolph Technologies, Inc. (a) (c)	484
13	Semitool, Inc. (a) (c)	117
59	Semtech Corp. (a)	854
52	Sigmatel, Inc. (a) (c)	215
114	Silicon Image, Inc. (a) (c)	1,225
82	Silicon Storage Technology, Inc. (a) (c)	333
161	Skyworks Solutions, Inc. (a) (c)	885
23	Standard Microsystems Corp. (a) (c)	502
16	Supertex, Inc. (a) (c)	651
22	Tessera Technologies, Inc. (a) (c)	610
44	Varian Semiconductor Equipment Associates, Inc. (a) (c)	1,449
223	Vitesse Semiconductor Corp. (a) (c)	321
65	Zoran Corp. (a)	1,585
		46,441
	Software — 3.0%
180	Actuate Corp. (a)	726
19	Ansoft Corp. (a)	385
29	Ansys, Inc. (a)	1,401
207	Aspen Technology, Inc. (a) (c)	2,718
45	Borland Software Corp. (a)	238
41	Epicor Software Corp. (a)	426
34	EPIQ Systems, Inc. (a) (c)	559
18	eSpeed, Inc. (a) (c)	152
20	Filenet Corp. (a) (c)	539
105	Hyperion Solutions Corp. (a)	2,895
96	Informatica Corp. (a) (c)	1,261
46	Intergraph Corp. (a)	1,461
64	Internet Security Systems (a) (c)	1,201
2	Intervideo, Inc. (a) (c)	19
16	InterVoice, Inc. (a) (c)	115
43	JDA Software Group, Inc. (a)	596
1	Kronos, Inc. (a) (c)	43
20	Macrovision Corp. (a)	439
47	Magma Design Automation, Inc. (a) (c)	345
21	Manhattan Associates, Inc. (a) (c)	418
39	Mapinfo Corp. (a) (c)	510
72	Mentor Graphics Corp. (a) (c)	936
27	MicroStrategy, Inc. (a)	2,643
22	MRO Software, Inc. (a)	450
142	Parametric Technology Corp. (a)	1,806
10	Pegasystems, Inc. (c)	62
38	Phoenix Technologies Ltd. (a) (c)	183
116	Progress Software Corp. (a) (c)	2,720
19	Quality Systems, Inc. (c)	692
82	Quest Software, Inc. (a) (c)	1,146
147	Secure Computing Corp. (a)	1,262
8	SPSS, Inc. (a)	244
119	Sybase, Inc. (a)	2,314
50	TIBCO Software, Inc. (a)	350

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   31

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
37	Transaction Systems Architechs, Inc. (a)	1,534
68	Wind River Systems, Inc. (a) (c)	603
		33,392
	Specialty Retail — 6.1%
391	Aaron Rents, Inc. (c)	10,501
122	Asbury Automotive Group, Inc. (a)	2,550
27	Build-A-Bear Workshop, Inc. (a) (c)	581
513	Charming Shoppes, Inc. (a)	5,771
43	Children’s Place Retail Stores, Inc. (The) (a) (c)	2,600
176	CSK Auto Corp. (a)	2,112
122	Dress Barn, Inc. (a) (c)	3,095
57	Genesco, Inc. (a) (c)	1,937
36	Group 1 Automotive, Inc.	2,040
117	Guess?, Inc. (a)	4,885
63	Lithia Motors, Inc., Class A (c)	1,910
179	Men’s Wearhouse, Inc.	5,418
130	Pacific Sunwear of California, Inc. (a)	2,324
84	Pantry, Inc. (The) (a)	4,839
91	Payless Shoesource, Inc. (a)	2,472
68	Petco Animal Supplies, Inc. (a) (c)	1,395
147	Rent-A-Center, Inc. (a)	3,659
93	Select Comfort Corp. (a) (c)	2,129
24	Shoe Carnival, Inc. (a)	563
26	Sonic Automotive, Inc. (c)	577
60	Stage Stores, Inc.	1,985
116	Too, Inc. (a)	4,453
		67,796
	Textiles, Apparel & Luxury Goods — 1.7%
117	Brown Shoe Co., Inc.	3,989
32	Columbia Sportswear Co. (a) (c)	1,448
34	Deckers Outdoor Corp. (a) (c)	1,292
25	Maidenform Brands, Inc. (a) (c)	307
55	Movado Group, Inc. (c)	1,253
12	Oxford Industries, Inc. (c)	461
44	Phillips-Van Heusen	1,694
28	Russell Corp. (c)	503
90	Skechers U.S.A., Inc., Class A (a)	2,158
60	Steven Madden Ltd.	1,777
77	Timberland Co., Class A (a)	2,010
47	Unifirst Corp. (c)	1,629
		18,521
	Thrifts & Mortgage Finance — 2.0%
58	Accredited Home Lenders Holding Co. (a) (c)	2,759
3	Capital Crossing Bank (a) (c)	69
6	City Bank (c)	285
25	Commercial Capital Bancorp, Inc.	386
225	Corus Bankshares, Inc. (c)	5,880
7	Downey Financial Corp.	502
25	Federal Agricultural Mortgage Corp., Class C (c)	684
101	First Niagara Financial Group, Inc.	1,413
16	First Place Financial Corp. (c)	368
25	FirstFed Financial Corp. (a) (c)	1,424
31	Flagstar Bancorp, Inc. (c)	496
10	Horizon Financial Corp. (c)	272
18	ITLA Capital Corp.	941
113	Partners Trust Financial Group, Inc. (c)	1,294
51	Provident New York Bancorp (c)	674
2	TierOne Corp.	78
3	United Community Financial Corp.	36
338	W Holding Co., Inc. (Puerto Rico) (c)	2,246
38	WSFS Financial Corp.	2,310
		22,117
	Tobacco — 0.3%
223	Alliance One International, Inc. (c)	990
63	Universal Corp. (c)	2,326
18	Vector Group Ltd. (c)	296
		3,612
	Trading Companies & Distributors — 1.2%
454	Applied Industrial Technologies, Inc.	11,047
15	BlueLinx Holdings, Inc.(c)	194
23	GATX Corp.	986
56	Kaman Corp.	1,023
20	Nuco2, Inc. (a) (c)	486
		13,736
	Transportation Infrastructure — 0.0% (g)
19	Interpool, Inc. (c)	420
	Wireless Telecommunication Services — 0.4%
102	Centennial Communications Corp. (c)	531
446	Dobson Communications Corp. (a)	3,445
32	InPhonic, Inc. (a) (c)	204
29	Syniverse Holdings, Inc. (a)	423
		4,603
	Total Common Stocks (Cost $920,366)	1,072,136

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 1.8%
	Investment Company — 1.7%
18,496	JPMorgan Prime Money Market Fund (b)	18,496

PRINCIPAL AMOUNT($)
	U.S. Treasury Notes — 0.1%
1,535	U.S. Treasury Notes 2.88%, 11/30/06 (k)	1,520
	Total Short-Term Investments (Cost $20,020)	20,016
Investments of Cash Collateral for Securities Loaned — 24.3%
	Certificates of Deposit — 5.1%
7,500	Canadian Imperial Bank New York, FRN, 5.32%, 11/27/06	7,500
10,000	Credit Suisse First Boston New York, FRN, 5.33%, 10/17/06	10,000
8,500	Royal Bank of Canada, FRN, 5.30%, 11/13/06	8,500
7,999	Natexis Banques Populaires New York, FRN, 5.39%, 01/09/08	7,999
7,499	Nordea Bank New York, FRN, 5.32%, 01/03/07	7,499
15,000	Wells Fargo Bank San Francisco, FRN, 5.30%, 11/27/06	15,000
		56,498
	Commercial Paper — 1.4%
15,000	Morgan Stanley, FRN, 5.37%, 02/20/07	15,000
	Corporate Notes — 11.7%
5,000	Alliance and Leister plc, FRN, 5.13%, 07/31/07	5,000
18,000	Allstate Life Global Funding, FRN, 5.11%, 07/31/07	18,000
5,000	American Express Credit Corp., FRN, 5.21%, 01/15/08	5,000
10,500	Bank of America, FRN, 5.31%, 11/07/06	10,500
12,250	CDC Financial Products, Inc., FRN, 5.41%, 07/31/06	12,250
4,500	Citigroup Global Markets, Inc., FRN, 5.38%, 07/07/06	4,500
13,000	Goldman Sachs Group, Inc., FRN, 5.42%, 07/02/07	13,000
5,000	Goldman Sachs Group, Inc., FRN, 5.47%, 12/28/07	5,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Corporate Notes — Continued
5,997	K2(USA) LLC, FRN, 5.39%, 02/15/08	5,997
7,500	Landsbanki Islands HF, FRN, 5.29%, 03/16/07	7,500
8,899	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 10/24/06	8,899
9,699	Links Finance LLC, FRN, 5.37%, 10/15/07	9,699
8,899	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	8,899
4,997	Sigma Finance, Inc., FRN, 5.39%, 02/27/08	4,997
10,000	Wachovia Bank N.A., FRN, 5.30%, 10/02/06	10,000
		129,241
	Repurchase Agreements — 6.1%
21,613	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $21,623, collateralized by U.S. Government Agency Mortgages	21,613
3,000	Bear Stearns & Cos., Inc., 5.31%, dated 06/30/06, due 07/03/06, repurchase price $3,001, collateralized by U.S. Government Agency Mortgages	3,000
15,000	Lehman Brothers, Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $15,007, collateralized by U.S. Government Agency Mortgages	15,000
13,000	Morgan Stanley & Co., Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase price $13,006, collateralized by U.S. Government Agency Mortgages	13,000
15,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $15,007, collateralized by U.S. Government Agency Mortgages	15,000
		67,613
	Total Investments of Cash Collateral for Securities Loaned (Cost $268,352)	268,352
	Total Investments — 123.1% (Cost $1,208,738)	1,360,504
	Liabilities in Excess of Other Assets — (23.1)%	(255,418)
	NET ASSETS — 100.0%	$1,105,086

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 6/30/06 (USD)	UNREALIZED APPRECIATION (USD)
85	Russell 2000 Index	September, 2006	$31,089	$1,117

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   33

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.5%
	Common Stocks — 96.5%
	Aerospace & Defense — 1.2%
112	Alliant Techsystems, Inc. (a)	8,586
	Automobiles — 0.6%
126	Winnebago Industries, Inc. (c)	3,923
	Building Products — 1.5%
195	NCI Building Systems, Inc. (a) (c)	10,363
	Chemicals — 5.2%
338	Airgas, Inc.	12,606
218	Albemarle Corp. (c)	10,428
312	Scotts Miracle-Gro Co. (The), Class A	13,191
		36,225
	Commercial Banks — 7.9%
144	Alabama National BanCorporation (c)	9,807
83	Boston Private Financial Holdings, Inc. (c)	2,316
155	East-West Bancorp, Inc. (c)	5,876
91	First Community Bancorp, Inc. (c)	5,353
160	Hancock Holding Co. (c)	8,971
50	MB Financial, Inc. (c)	1,775
235	SY Bancorp, Inc. (c)	6,470
357	United Bancshares, Inc. (c)	13,073
28	Western Alliance Bancorp (a) (c)	981
		54,622
	Commercial Services & Supplies — 3.2%
540	Hudson Highland Group, Inc. (a) (c)	5,821
216	Pike Electric Corp. (a)	4,153
332	Waste Connections, Inc. (a) (c)	12,082
		22,056
	Construction & Engineering — 2.0%
962	Comfort Systems USA, Inc. (c)	13,744
	Containers & Packaging — 2.4%
100	Aptargroup, Inc.	4,981
311	Silgan Holdings, Inc.	11,506
		16,487
	Diversified Telecommunication Services — 1.5%
258	Commonwealth Telephone Enterprises, Inc.	8,568
122	NTELOS Holdings Corp. (a)	1,766
		10,334
	Electric Utilities — 0.5%
130	ITC Holdings Corp. (c)	3,458
	Electrical Equipment — 1.2%
229	General Cable Corp. (a)	8,005
	Electronic Equipment & Instruments — 2.7%
268	Anixter International, Inc. (c)	12,719
213	Scansource, Inc. (a) (c)	6,234
		18,953
	Energy Equipment & Services — 3.2%
139	FMC Technologies, Inc. (a)	9,350
207	Universal Compression Holdings, Inc. (a)	13,047
		22,397
	Food Products — 1.2%
412	Reddy Ice Holdings, Inc. (c)	8,374
	Gas Utilities — 1.1%
126	Atmos Energy Corp. (c)	3,522
94	New Jersey Resources Corp. (c)	4,407
		7,929
	Health Care Equipment & Supplies — 2.4%
139	Advanced Medical Optics, Inc. (a) (c)	7,067
86	Arthrocare Corp. (a) (c)	3,609
75	Idexx Laboratories, Inc. (a) (c)	5,650
		16,326
	Health Care Providers & Services — 5.1%
327	AMN Healthcare Services, Inc. (a) (c)	6,632
226	Kindred Healthcare, Inc. (a) (c)	5,881
251	LifePoint Hospitals, Inc. (a)	8,078
557	PSS World Medical, Inc. (a) (c)	9,826
176	Sunrise Senior Living, Inc. (a) (c)	4,855
		35,272
	Hotels, Restaurants & Leisure — 3.8%
545	Applebee’s International, Inc.	10,477
82	Lone Star Steakhouse & Saloon, Inc. (c)	2,140
230	Orient-Express Hotels Ltd., Class H (Bermuda) (c)	8,926
133	Papa John’s International, Inc. (a) (c)	4,412
		25,955
	Household Durables — 2.4%
543	Jarden Corp. (a) (c)	16,547
	Insurance — 4.8%
177	American Physicians Capital, Inc. (a) (c)	9,293
338	ProAssurance Corp. (a) (c)	16,304
163	RLI Corp.	7,829
		33,426

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — 1.9%
474	Digitas, Inc. (a)	5,503
509	Liquidity Services, Inc. (a)	7,919
		13,422
	IT Services — 1.4%
164	CACI International, Inc., Class A (a) (c)	9,566
	Machinery — 6.2%
285	Kaydon Corp. (c)	10,648
243	Manitowoc Co., Inc. (The)	10,796
222	Oshkosh Truck Corp.	10,540
238	RBC Bearings, Inc. (a) (c)	5,399
117	Toro Co. (c)	5,450
		42,833
	Marine — 1.3%
44	American Commercial Lines, Inc. (a) (c)	2,645
416	Horizon Lines Inc., Class A	6,666
		9,311
	Media — 4.3%
262	Entercom Communications Corp. (c)	6,859
284	Interactive Data Corp. (a)	5,710
240	Lee Enterprises, Inc. (c)	6,454
62	Morningstar, Inc. (a)	2,559
149	R.H. Donnelley Corp.	8,046
		29,628
	Metals & Mining — 2.5%
384	Commercial Metals Co.	9,859
312	Compass Minerals International, Inc. (c)	7,794
		17,653
	Oil, Gas & Consumable Fuels — 2.8%
195	Denbury Resources, Inc. (a)	6,166
167	Southwestern Energy Co. (a)	5,213
196	St. Mary Land & Exploration Co. (c)	7,901
		19,280
	Pharmaceuticals — 0.3%
206	Viropharma, Inc. (a)	1,773
	Real Estate Investment Trusts (REITs) — 5.4%
71	Alexandria Real Estate Equities, Inc. REIT	6,287
146	EastGroup Properties, Inc. REIT (c)	6,792
112	First Potomac Realty Trust REIT (m)	3,340
523	Lexington Corporate Properties Trust REIT (c)	11,286
168	Mid-America Apartment Communities, Inc. REIT (c)	9,355
		37,060
	Real Estate Management & Development — 1.7%
138	Jones Lang LaSalle, Inc. (c)	12,091
	Road & Rail — 1.4%
199	Landstar System, Inc. (c)	9,404
	Semiconductors & Semiconductor Equipment — 2.4%
63	Cymer, Inc. (a)	2,941
141	Microsemi Corp. (a)	3,435
123	Standard Microsystems Corp. (a) (c)	2,674
231	Varian Semiconductor Equipment Associates, Inc. (a) (c)	7,540
		16,590
	Software — 3.0%
426	Aspen Technology, Inc. (a) (c)	5,592
227	Intergraph Corp. (a) (c)	7,142
177	Micros Systems, Inc. (a)	7,740
		20,474
	Specialty Retail — 2.3%
105	Genesco, Inc. (a) (c)	3,572
63	J Crew Group, Inc. (a)	1,738
231	Men’s Wearhouse, Inc. (c)	7,005
350	New York & Co., Inc. (a) (c)	3,421
		15,736
	Textiles, Apparel & Luxury Goods — 0.9%
81	Columbia Sportswear Co. (a) (c)	3,675
99	Timberland Co., Class A (a)	2,589
		6,264
	Trading Companies & Distributors — 4.8%
346	TransDigm Group, Inc. (a)	8,279
168	Watsco, Inc. (c)	10,062
681	Williams Scotsman International, Inc. (a) (c)	14,875
		33,216
	Total Common Stocks (Cost $555,888)	667,283
Short-Term Investment — 3.4%
	Investment Company — 3.4%
23,735	JPMorgan Prime Money Market Fund (b) (Cost $23,735)	23,735

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   35

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Investments of Cash Collateral for Securities Loaned — 23.2%
	Certificates of Deposit — 7.2%
10,000	ABN AMRO Bank, Chicago, FRN, 5.32%, 12/26/06	10,000
10,000	Calyon, New York, FRN, 5.32%, 12/12/06	10,000
10,000	Canadian Imperial Bank, New York, FRN, 5.32%, 11/27/06	10,000
5,000	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	5,000
10,000	KBC, New York, FRN, 5.32%, 12/12/06	10,000
4,750	Royal Bank of Canada, New York, FRN, 5.30%, 11/13/06	4,750
		49,750
	Corporate Notes — 11.4%
5,000	Alliance and Leister plc, FRN, 5.14%, 07/31/07	5,000
8,000	Allstate Life Global Funding II, FRN, 5.11%, 07/31/07	8,000
2,000	American Express Credit Corp., FRN, 5.17%, 06/12/07	2,000
6,000	Bank of America, FRN, 5.31%, 11/07/06	6,000
7,000	Banque Federative Du Credit Mutuel, FRN, 5.30%, 07/13/07	7,000
5,500	Beta Finance, Inc., FRN, 5.37%, 01/15/08	5,500
4,700	CDC Financial Products, Inc., FRN, 5.41%, 07/31/06	4,700
7,200	Citigroup Global Markets, Inc., FRN, 5.38%, 07/07/06	7,200
4,998	K2(USA) LLC, FRN, 5.39%, 02/15/08	4,998
5,000	Landsbanki Islands HF, FRN, 5.29%, 03/16/07	5,000
4,500	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 10/24/06	4,500
	Links Finance LLC, FRN
4,699	5.36%, 10/15/07	4,699
400	5.37%, 10/06/06	400
7,001	Macquarie Bank Ltd., FRN, 5.30%, 07/31/07	7,001
4,499	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	4,499
1,999	Sigma Finance, Inc., FRN, 5.39%, 02/27/08	1,999
		78,496
	Repurchase Agreements — 4.6%
19,121	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $19,126, collateralized by U.S. Government Agency Mortgages	19,121
3,000	Bear Stearns Cos., Inc., 5.31%, dated 06/30/06, due 07/03/06, repurchase price $3,001, collateralized by U.S. Government Agency Mortgages	3,000
5,000	Morgan Stanley & Co., Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase price $5,002, collateralized by U.S. Government Agency Mortgages	5,000
5,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $5,002, collateralized by U.S. Government Agency Mortgages	5,000
		32,121
	Total Investments of Cash Collateral for Securities Loaned (Cost $160,367)	160,367
	Total Investments — 123.1% (Cost $739,990)	851,385
	Liabilities in Excess of Other Assets — (23.1)%	(159,837)
	NET ASSETS — 100.0%	$691,548

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Common Stocks — 98.9%
	Aerospace & Defense — 1.0%
207	Heico Corp. (c)	5,870
	Air Freight & Logistics — 0.7%
150	UTI Worldwide, Inc.	3,786
	Airlines — 0.7%
282	Airtran Holdings, Inc. (a) (c)	4,197
	Biotechnology — 3.1%
201	Keryx Biopharmaceuticals, Inc. (a) (c)	2,853
68	Myogen, Inc. (a)	1,959
242	Myriad Genetics, Inc. (a) (c)	6,110
145	Renovis, Inc. (a) (c)	2,223
122	Theravance, Inc. (a)	2,789
32	United Therapeutics Corp. (a) (c)	1,837
		17,771
	Building Products — 0.8%
129	Simpson Manufacturing Co., Inc. (c)	4,663
	Capital Markets — 2.9%
88	Affiliated Managers Group, Inc. (a) (c)	7,686
117	Investment Technology Group, Inc. (a)	5,930
199	Technology Investment Capital Corp. (c)	2,911
		16,527
	Commercial Banks — 2.5%
159	Columbia Banking System, Inc. (c)	5,961
113	SVB Financial Group (a) (c)	5,137
105	West Coast Bancorp	3,106
		14,204
	Communications Equipment — 3.4%
122	Adtran, Inc.	2,735
301	Arris Group, Inc. (a)	3,951
640	Finisar Corp. (a) (c)	2,091
162	Redback Networks, Inc. (a)	2,978
318	Symmetricom, Inc. (a) (c)	2,247
225	Viasat, Inc. (a)	5,788
		19,790
	Computers & Peripherals — 0.8%
105	Komag, Inc. (a) (c)	4,853
	Construction Materials — 1.1%
136	Eagle Materials, Inc.	6,439
	Containers & Packaging — 0.5%
447	Intertape Polymer Group, Inc. (Canada) (a)	3,045
	Diversified Consumer Services — 0.4%
70	Bright Horizons Family Solutions, Inc. (a) (c)	2,625
	Diversified Financial Services — 2.3%
400	Marlin Business Services, Inc. (a) (c)	9,013
413	Services Acquisition Corp. International (a) (c)	4,093
		13,106
	Diversified Telecommunication Services — 1.7%
252	Cbeyond Communications, Inc. (a) (c)	5,505
281	NTELOS Holdings Corp. (a)	4,067
		9,572
	Electrical Equipment — 1.6%
264	General Cable Corp. (a)	9,234
	Electronic Equipment & Instruments — 1.6%
481	Aeroflex, Inc. (a) (c)	5,611
161	Benchmark Electronics, Inc. (a) (c)	3,884
		9,495
	Energy Equipment & Services — 4.6%
244	Hornbeck Offshore Services, Inc. (a) (c)	8,673
308	Pioneer Drilling Co. (a) (c)	4,749
185	Superior Energy Services, Inc. (a)	6,256
105	Universal Compression Holdings, Inc. (a)	6,634
		26,312
	Health Care Equipment & Supplies — 4.6%
119	Arthrocare Corp. (a) (c)	4,989
240	DJ Orthopedics, Inc. (a)	8,828
103	Mentor Corp. (c)	4,498
100	Neurometrix, Inc. (a)	3,034
196	Northstar Neuroscience, Inc. (a)	2,038
214	Thoratec Corp. (a)	2,965
		26,352
	Health Care Providers & Services — 3.2%
149	Chemed Corp. (c)	8,131
63	Healthways, Inc. (a)	3,303
90	Psychiatric Solutions, Inc. (a) (c)	2,591
72	Sunrise Senior Living, Inc. (a)	1,978
128	Symbion, Inc. (a) (c)	2,659
		18,662
	Health Care Technology — 1.7%
402	Per-Se Technologies, Inc. (a) (c)	10,115
	Hotels, Restaurants & Leisure — 3.9%
101	Gaylord Entertainment Co. (a) (c)	4,425
122	Orient-Express Hotels Ltd., Class H (Bermuda) (c)	4,752
99	Red Robin Gourmet Burgers, Inc. (a) (c)	4,192
213	Ruth’s Chris Steak House (a) (c)	4,354

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   37

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — Continued
166	WMS Industries, Inc. (a) (c)	4,544
		22,267
	Household Durables — 2.0%
598	Champion Enterprises, Inc. (a)	6,606
408	Interface, Inc., Class A (a) (c)	4,676
		11,282
	Insurance — 1.4%
87	James River Group, Inc (a)	2,161
126	ProAssurance Corp. (a) (c)	6,083
		8,244
	Internet & Catalog Retail — 1.1%
106	Coldwater Creek, Inc. (a) (c)	2,833
237	Gaiam, Inc. (a)	3,324
		6,157
	Internet Software & Services — 2.3%
115	Bankrate, Inc. (a) (c)	4,324
275	Digitas, Inc. (a)	3,196
213	Marchex Inc., Class B (a) (c)	3,500
158	ValueClick, Inc. (a) (c)	2,426
		13,446
	IT Services — 4.5%
105	Alliance Data Systems Corp. (a)	6,178
245	Talx Corp. (c)	5,365
287	VeriFone Holdings, Inc. (a) (c)	8,746
200	Wright Express Corp. (a)	5,759
		26,048
	Leisure Equipment & Products — 2.5%
286	MarineMax, Inc. (a) (c)	7,491
154	Pool Corp. (c)	6,715
		14,206
	Life Sciences Tools & Services — 3.4%
84	Covance, Inc. (a)	5,126
308	Illumina, Inc. (a) (c)	9,141
278	Nektar Therapeutics (a) (c)	5,103
		19,370
	Machinery — 0.7%
89	Oshkosh Truck Corp.	4,217
	Marine — 2.0%
187	American Commercial Lines, Inc. (a) (c)	11,288
	Media — 1.5%
429	Lions Gate Entertainment Corp. (Canada) (a) (c)	3,670
128	Morningstar, Inc. (a)	5,295
		8,965
	Metals & Mining — 1.6%
33	Allegheny Technologies, Inc.	2,257
196	Century Aluminum Co. (a) (c)	7,000
		9,257
	Oil, Gas & Consumable Fuels — 5.5%
1,016	Brigham Exploration Co. (a) (c)	8,040
197	Foundation Coal Holdings, Inc. (c)	9,259
59	Newfield Exploration Co. (a)	2,889
110	VeraSun Energy Corp. (a) (c)	2,881
267	Western Refining, Inc.	5,771
62	World Fuel Services Corp.	2,817
		31,657
	Pharmaceuticals — 3.1%
188	Adams Respiratory Therapeutics, Inc. (a)	8,386
205	AVANIR Pharmaceuticals, Class A (a) (c)	1,405
442	Cypress Bioscience, Inc. (a)	2,711
156	Nastech Pharmaceutical Co., Inc. (a) (c)	2,465
344	Viropharma, Inc. (a) (c)	2,967
		17,934
	Real Estate Investment Trusts (REITs) — 0.7%
309	Resource Capital Corp. REIT (c)	3,972
	Semiconductors & Semiconductor Equipment — 8.2%
353	Cirrus Logic, Inc. (a)	2,875
176	Diodes, Inc. (a) (c)	7,274
139	Formfactor, Inc. (a) (c)	6,190
347	Integrated Device Technology, Inc. (a)	4,924
224	Microsemi Corp. (a) (c)	5,472
196	Nextest Systems Corp. (a) (c)	3,184
283	PMC-Sierra, Inc. (a) (c)	2,665
141	Sirf Technology Holdings, Inc. (a) (c)	4,533
226	Trident Microsystems, Inc. (a) (c)	4,283
181	Varian Semiconductor Equipment Associates, Inc. (a)	5,894
		47,294
	Software — 4.9%
373	Epicor Software Corp. (a)	3,928
203	Hyperion Solutions Corp. (a)	5,603
64	Kronos, Inc. (a) (c)	2,330
417	Nuance Communications, Inc. (a) (c)	4,193

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
121	Progress Software Corp. (a)	2,842
118	Verint Systems, Inc. (a) (c)	3,449
283	Witness Systems, Inc. (a) (c)	5,700
		28,045
	Specialty Retail — 7.1%
178	Aaron Rents, Inc. (c)	4,783
472	Charming Shoppes, Inc. (a)	5,306
135	Children’s Place Retail Stores, Inc. (The) (a) (c)	8,122
39	GameStop Corp. (a)	1,644
163	GameStop Corp., Class A (a) (c)	6,857
277	J Crew Group, Inc. (a)	7,612
176	Tween Brands, Inc. (a)	6,772
		41,096
	Textiles, Apparel & Luxury Goods — 2.5%
194	Carter’s, Inc. (a)	5,114
132	Under Armour, Inc. (a)	5,617
112	Volcom, Inc. (a)	3,593
		14,324
	Thrifts & Mortgage Finance — 0.3%
126	Clayton Holdings, Inc. (a) (c)	1,643
	Trading Companies & Distributors — 0.5%
63	GATX Corp.	2,682
	Total Common Stocks (Cost $486,376)	570,012
Short-Term Investment — 1.5%
	Investment Company — 1.5%
8,522	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $8,522)	8,522

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — 24.0%
	Certificates of Deposit — 7.5%
4,998	Bank of New York, FRN, 5.19%, 05/02/08	4,998
8,000	Barclays Capital, Inc., FRN, 5.33%, 06/06/07	8,000
9,697	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	9,697
9,500	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	9,500
8,999	Nordea Bank, New York, FRN, 5.32%, 01/03/07	8,999
2,456	World Savings Bank FSB, FRN, 5.33%, 09/15/06	2,456
		43,650
	Corporate Notes — 14.8%
9,700	Bank of America, FRN, 5.31%, 11/07/06	9,700
5,000	Berkshire Hathaway Finance, FRN, 5.08%, 01/11/08	5,000
9,200	CDC Financial Products, Inc., FRN, 5.41%, 07/31/06	9,200
7,150	Citigroup Global Markets, Inc., FRN, 5.38%, 07/07/06	7,150
2,197	Citigroup Global Markets Holdings, Inc., FRN, 5.41%, 12/12/06	2,197
8,500	Dorada Finance, Inc., FRN, 5.37%, 01/14/08	8,500
5,000	General Electric Capital Corp., FRN, 5.41%, 12/08/06	5,000
3,000	Goldman Sachs Group, Inc., FRN, 5.42%, 07/02/07	3,000
5,000	Goldman Sachs Group, Inc., FRN, 5.47%, 12/28/07	5,000
4,904	Greenwich Capital Holdings, Inc., FRN, 5.70%, 07/09/07	4,905
7,698	HBOS Treasury Services plc, FRN, 5.16%, 07/31/07	7,698
8,996	K2(USA) LLC, FRN, 5.39%, 02/15/08	8,996
3,818	MBIA Global Funding LLC, FRN, 5.42%, 01/26/07	3,818
5,000	Wachovia Bank N.A., FRN, 5.30%, 10/02/06	5,000
		85,164
	Repurchase Agreements — 1.7%
9,855	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $9,859, collateralized by U.S. Government Agency Mortgages	9,855
	Total Investments of Cash Collateral for Securities Loaned (Cost $138,669)	138,669
	Total Investments — 124.4% (Cost $633,567)	717,203
	Liabilities in Excess of Other Assets — (24.4)%	(140,598)
	NET ASSETS — 100.0%	$576,605

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   39

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.2%
	Common Stocks — 96.2%
	Aerospace & Defense — 0.0% (g)
3	Cubic Corp.	55
16	Orbital Sciences Corp. (a)	260
		315
	Air Freight & Logistics — 0.3%
23	Atlas Air Worldwide Holdings, Inc. (a) (c)	1,103
53	Pacer International, Inc.	1,717
		2,820
	Airlines — 0.9%
247	Continental Airlines, Inc., Class B (a) (c)	7,355
117	ExpressJet Holdings, Inc. (a)	810
		8,165
	Auto Components — 0.9%
197	ArvinMeritor, Inc.	3,381
14	Autoliv, Inc. (Sweden)	775
107	Modine Manufacturing Co.	2,490
10	TRW Automotive Holdings Corp. (a)	262
144	Visteon Corp. (a) (c)	1,038
		7,946
	Biotechnology — 0.6%
28	Alexion Pharmaceuticals, Inc. (a) (c)	997
38	Cubist Pharmaceuticals, Inc. (a) (c)	959
21	Myogen, Inc. (a)	618
33	Progenics Pharmaceuticals, Inc. (a) (c)	784
82	Renovis, Inc. (a) (c)	1,254
14	United Therapeutics Corp. (a) (c)	780
		5,392
	Building Products — 0.8%
266	Griffon Corp. (a) (c)	6,950
	Capital Markets — 0.6%
32	A.G. Edwards, Inc.	1,770
1	Gladstone Capital Corp. (c)	17
66	Investment Technology Group, Inc. (a)	3,332
		5,119
	Chemicals — 3.0%
249	H.B. Fuller Co.	10,866
49	NL Industries, Inc. (c)	526
87	Pioneer Cos., Inc. (a)	2,379
254	Sensient Technologies Corp.	5,309
125	Spartech Corp.	2,832
128	Stepan Co.	4,036
99	W.R. Grace & Co. (a) (c)	1,157
		27,105
	Commercial Banks — 10.4%
56	1st Source Corp. (c)	1,894
34	Amcore Financial, Inc. (c)	994
46	BancFirst Corp. (c)	2,050
136	Bank of Hawaii Corp.	6,760
17	Camden National Corp. (c)	686
29	City Holding Co. (c)	1,034
125	Commerce Bancshares, Inc. (c)	6,233
74	Community Bank System, Inc. (c)	1,485
14	Community Trust Bancorp, Inc. (c)	479
95	Cullen/Frost Bankers, Inc.	5,438
8	Farmers Capital Bank Corp. (c)	249
5	First Citizens BancShares, Inc., Class A (c)	1,083
93	First Commonwealth Financial Corp. (c)	1,175
24	First Community Bancshares, Inc. (c)	795
13	First Financial Bankshares, Inc. (c)	482
19	First Indiana Corp. (c)	496
30	First State Bancorp, Inc.	709
228	FirstMerit Corp. (c)	4,783
12	FNB Corp. (c)	444
1	Fulton Financial Corp. (c)	14
14	Great Southern Bancorp, Inc. (c)	418
360	Greater Bay Bancorp	10,347
41	Heartland Financial USA, Inc. (c)	1,090
27	Integra Bank Corp. (c)	596
16	Lakeland Bancorp, Inc. (c)	254
15	Lakeland Financial Corp. (c)	369
1	MB Financial, Inc.	21
78	Mercantile Bank Corp. (c)	3,116
26	Mid-State Bancshares (c)	714
19	Old National Bancorp (c)	387
63	Pacific Capital Bancorp (c)	1,957
19	Premierwest Bancorp (c)	269
70	Provident Bankshares Corp. (c)	2,562
88	R&G Financial Corp., Class B (Puerto Rico) (c)	755
11	Santander Bancorp (Puerto Rico) (c)	273
10	SCBT Financial Corp. (c)	371
58	Simmons First National Corp., Class A	1,677
29	Southwest Bancorp, Inc. (c)	747
10	Suffolk Bancorp (c)	321
95	Susquehanna Bancshares, Inc. (c)	2,268
16	Taylor Capital Group, Inc.	661

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
258	TCF Financial Corp. (c)	6,819
8	Tompkins Trustco, Inc. (c)	344
269	UMB Financial Corp. (c)	8,975
81	Umpqua Holdings Corp. (c)	2,070
17	Virginia Financial Group, Inc. (c)	701
94	Washington Trust Bancorp, Inc. (c)	2,592
18	Westamerica Bancorporation (c)	881
129	Whitney Holding Corp. (c)	4,559
		93,397
	Commercial Services & Supplies — 1.9%
42	Central Parking Corp. (c)	677
84	Compx International, Inc.	1,500
23	Deluxe Corp.	400
25	G&K Services, Inc., Class A (c)	861
85	Geo Group, Inc. (The) (a)	2,965
88	HNI Corp.	3,968
601	PRG-Schultz International, Inc. (a) (c)	271
454	Spherion Corp. (a)	4,137
12	Standard Register Co. (The)	142
51	United Stationers, Inc. (a)	2,525
		17,446
	Communications Equipment — 1.4%
37	Bel Fuse, Inc., Class B (c)	1,199
82	Black Box Corp. (c)	3,151
5	Carrier Access Corp. (a)	44
80	CommScope, Inc. (a)	2,507
245	Inter-Tel, Inc. (c)	5,166
10	Utstarcom, Inc. (a)	75
		12,142
	Computers & Peripherals — 1.4%
393	Advanced Digital Information Corp. (a) (m)	4,624
241	Electronics for Imaging, Inc. (a) (c)	5,041
50	Emulex Corp. (a)	820
51	Imation Corp.	2,110
		12,595
	Construction & Engineering — 1.7%
122	EMCOR Group, Inc. (a)	5,952
57	Quanta Services, Inc. (a)	983
159	Washington Group International, Inc. (c)	8,486
		15,421
	Construction Materials — 0.1%
40	Headwaters, Inc. (a) (c)	1,033
	Consumer Finance — 1.6%
310	AmeriCredit Corp. (a)	8,641
136	Dollar Financial Corp. (a)	2,445
103	World Acceptance Corp. (a) (c)	3,662
		14,748
	Containers & Packaging — 1.1%
319	Graphic Packaging Corp. (a) (c)	1,210
141	Myers Industries, Inc. (c)	2,415
143	Silgan Holdings, Inc.	5,285
50	Smurfit-Stone Container Corp. (a)	544
		9,454
	Diversified Consumer Services — 0.9%
206	Alderwoods Group, Inc. (a) (c)	3,999
76	Jackson Hewitt Tax Service, Inc.	2,377
246	Stewart Enterprises, Inc. (c)	1,412
		7,788
	Diversified Financial Services — 0.2%
79	Marlin Business Services, Inc. (a) (c)	1,789
	Diversified Telecommunication Services — 1.2%
123	Arbinet-thexchange, Inc. (a)	687
52	CenturyTel, Inc.	1,928
91	Commonwealth Telephone Enterprises, Inc.	3,024
55	North Pittsburgh Systems, Inc. (c)	1,510
316	Valor Communications Group, Inc. (c)	3,622
		10,771
	Electric Utilities — 0.8%
221	El Paso Electric Co. (a)	4,449
1	Great Plains Energy, Inc.	25
75	Idacorp, Inc.	2,586
		7,060
	Electrical Equipment — 0.8%
85	Acuity Brands, Inc. (m)	3,292
253	LSI Industries, Inc.	4,300
		7,592
	Electronic Equipment & Instruments — 3.0%
129	Agilysis, Inc.	2,327
79	CalAmp Corp. (a)	703
238	Cognex Corp. (c)	6,200
162	Coherent, Inc. (a) (c)	5,454
183	CTS Corp. (c)	2,728
184	KEMET Corp. (a)	1,695
151	Park Electrochemical Corp.	3,894
79	Paxar Corp. (a) (c)	1,627

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   41

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electronic Equipment & Instruments — Continued
59	Tech Data Corp. (a)	2,253
		26,881
	Energy Equipment & Services — 1.3%
38	Gulfmark Offshore, Inc. (a) (c)	969
112	Helmerich & Payne, Inc.	6,743
37	Lufkin Industries, Inc. (c)	2,223
36	Pride International, Inc. (a)	1,137
12	Todco, Class A	502
8	Trico Marine Services, Inc. (a)	275
		11,849
	Food & Staples Retailing — 0.2%
57	Pathmark Stores, Inc. (a)	537
41	Weis Markets, Inc. (c)	1,685
		2,222
	Food Products — 2.0%
724	Del Monte Foods Co.	8,134
57	Pilgrim’s Pride Corp. (c)	1,476
81	Ralcorp Holdings, Inc. (a)	3,423
162	Reddy Ice Holdings, Inc. (c)	3,299
1	Seaboard Corp. (c)	1,792
		18,124
	Gas Utilities — 1.3%
262	Nicor, Inc. (c)	10,890
18	Oneok, Inc.	619
		11,509
	Health Care Equipment & Supplies — 1.6%
79	Analogic Corp. (c)	3,696
59	Datascope Corp. (c)	1,820
29	DJ Orthopedics, Inc. (a) (c)	1,057
25	Lifecell Corp. (a) (c)	764
176	Steris Corp.	4,028
27	Vital Signs, Inc. (c)	1,332
62	Zoll Medical Corp. (a)	2,031
		14,728
	Health Care Providers & Services — 1.2%
128	Magellan Health Services, Inc. (a) (c)	5,791
107	Manor Care, Inc. (c)	5,011
		10,802
	Health Care Technology — 0.6%
140	Per-Se Technologies, Inc. (a) (c)	3,533
136	Trizetto Group (a)	2,011
		5,544
	Hotels, Restaurants & Leisure — 1.8%
59	Bluegreen Corp. (a) (c)	678
154	Domino’s Pizza, Inc.	3,812
112	Dover Downs Gaming & Entertainment, Inc. (c)	2,201
203	Jack in the Box, Inc. (a)	7,938
107	Luby’s, Inc. (a) (c)	1,112
		15,741
	Household Durables — 1.5%
234	American Greetings Corp., Class A (c)	4,925
319	Furniture Brands International, Inc. (c)	6,642
40	Kimball International, Inc., Class B (c)	784
39	Stanley Furniture Co., Inc.	925
		13,276
	Industrial Conglomerates — 0.6%
104	Teleflex, Inc.	5,597
	Insurance — 4.3%
48	Affirmative Insurance Holdings, Inc.	757
163	Alfa Corp. (c)	2,703
69	AmerUs Group Co. (c)	4,058
71	Clark, Inc. (c)	942
2	Crawford & Co., Class B (c)	15
162	Delphi Financial Group, Inc. (c)	5,874
17	FBL Financial Group, Inc., Class A (c)	551
12	Great American Financial Resources, Inc.	243
182	Harleysville Group, Inc.	5,786
245	Horace Mann Educators Corp.	4,153
10	James River Group, Inc (a)	244
67	LandAmerica Financial Group, Inc. (c)	4,302
56	ProAssurance Corp. (a) (c)	2,708
75	Protective Life Corp.	3,501
48	Stancorp Financial Group, Inc.	2,433
		38,270
	Internet & Catalog Retail — 0.2%
70	Blair Corp. (c)	2,074
	Internet Software & Services — 0.9%
66	Digital Insight Corp. (a) (c)	2,273
280	SonicWALL, Inc. (a)	2,517
294	United Online, Inc. (c)	3,527
		8,317
	IT Services — 2.4%
201	Acxiom Corp. (m)	5,033
491	BISYS Group, Inc. (The) (a)	6,732
205	CSG Systems International, Inc. (a)	5,069
111	infoUSA, Inc.	1,141

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — Continued
178	SYKES Enterprises, Inc. (a)	2,873
41	Unisys Corp. (a)	255
		21,103
	Leisure Equipment & Products — 1.4%
119	Arctic Cat, Inc. (c)	2,322
28	Escalade, Inc. (c)	365
113	Hasbro, Inc.	2,043
309	Marvel Entertainment, Inc. (a) (c)	6,182
55	Steinway Musical Instruments, Inc. (a)	1,341
		12,253
	Life Sciences Tools & Services — 0.7%
123	Illumina, Inc. (a) (c)	3,648
58	Molecular Devices Corp. (a)	1,767
42	Nektar Therapeutics (a) (c)	772
		6,187
	Machinery — 2.9%
126	AGCO Corp. (a) (m)	3,314
64	CIRCOR International, Inc. (c)	1,951
83	Flowserve Corp. (a)	4,694
51	Lindsay Manufacturing Co. (c)	1,394
9	Mueller Industries, Inc.	291
13	NACCO Industries, Inc., Class A (c)	1,786
8	Tennant Co. (c)	422
101	Terex Corp. (a)	9,989
38	Valmont Industries, Inc. (c)	1,776
		25,617
	Marine — 0.1%
25	Alexander & Baldwin, Inc. (c)	1,125
	Media — 1.5%
357	Belo Corp., Class A	5,574
19	Cumulus Media, Inc., Class A (a)	201
122	John Wiley & Sons, Inc., Class A	4,057
151	Reader’s Digest Association, Inc. (The) (c)	2,109
138	Sinclair Broadcast Group, Inc., Class A (c)	1,180
		13,121
	Metals & Mining — 2.5%
92	Brush Engineered Materials, Inc. (a) (c)	1,916
206	Century Aluminum Co. (a) (c)	7,334
10	Chaparral Stell Co. (a)	749
57	Quanex Corp.	2,444
150	Steel Dynamics, Inc. (c)	9,888
		22,331
	Multi-Utilities — 2.1%
78	Avista Corp. (c)	1,785
375	CenterPoint Energy, Inc. (c)	4,693
45	NorthWestern Corp.	1,535
357	Puget Energy, Inc.	7,673
99	Vectren Corp. (c)	2,709
		18,395
	Multiline Retail — 0.8%
378	Big Lots, Inc. (a)	6,449
18	Retail Ventures, Inc. (a)	319
		6,768
	Oil, Gas & Consumable Fuels — 3.0%
94	Forest Oil Corp. (a) (c)	3,124
7	Harvest Natural Resources, Inc. (a)	97
140	Holly Corp.	6,748
175	Houston Exploration Co. (a) (c)	10,733
140	Mariner Energy, Inc. (a)	2,569
121	Meridian Resource Corp. (a)	425
14	Swift Energy Co. (a)	597
18	Tesoro Corp.	1,309
114	USEC, Inc.	1,354
		26,956
	Paper & Forest Products — 1.0%
46	Buckeye Technologies, Inc. (a)	352
233	Glatfelter (c)	3,704
154	Neenah Paper, Inc. (c)	4,699
		8,755
	Personal Products — 0.3%
278	Playtex Products, Inc. (a) (c)	2,903
	Pharmaceuticals — 0.5%
77	Adolor Corp. (a) (c) (m)	1,923
60	Alpharma, Inc., Class A	1,430
98	Cypress Bioscience, Inc. (a) (c)	603
47	Viropharma, Inc. (a)	404
		4,360
	Real Estate Investment Trusts (REITs) — 10.4%
112	American Home Mortgage Investment Corp. REIT (c)	4,136
120	Annaly Mortgage Management, Inc. REIT	1,533
280	Anworth Mortgage Asset Corp. REIT (c)	2,327

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   43

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
100	Apartment Investment & Management Co. REIT	4,336
192	Boykin Lodging Co. REIT (a) (c)	2,088
168	Brandywine Realty Trust REIT	5,410
74	Colonial Properties Trust REIT (c)	3,670
199	Cousins Properties, Inc. REIT	6,143
359	Equity Inns, Inc. REIT (c)	5,942
17	Equity Lifestyle Properties, Inc. REIT	728
34	Extra Space Storage, Inc. REIT	547
180	Home Properties, Inc. REIT (c)	9,997
378	Innkeepers USA Trust REIT	6,537
65	Kilroy Realty Corp. REIT (c)	4,718
331	Lexington Corporate Properties Trust REIT (c)	7,143
46	Longview Fibre Co. REIT (c)	872
268	Luminent Mortgage Capital, Inc. REIT (c) (m)	2,484
412	MFA Mortgage Investments, Inc. REIT	2,835
4	National Health Realty, Inc. REIT (c)	81
8	Pennsylvania REIT (c)	339
18	PS Business Parks, Inc., Class A, REIT	1,038
165	Ramco-Gershenson Properties Trust REIT (c)	4,438
126	Sunstone Hotel Investors, Inc. REIT	3,662
134	Taubman Centers, Inc. REIT	5,464
55	Universal Health Realty Income Trust REIT	1,734
395	Winston Hotels, Inc. REIT (c)	4,838
		93,040
	Road & Rail — 1.2%
43	Arkansas Best Corp.	2,149
301	Laidlaw International, Inc.	7,580
25	SCS Transportation, Inc. (a)	677
		10,406
	Semiconductors & Semiconductor Equipment — 2.5%
125	Asyst Technologies, Inc. (a)	938
163	Axcelis Technologies, Inc. (a) (c)	962
508	Cirrus Logic, Inc. (a) (c)	4,132
64	Cohu, Inc. (c)	1,130
170	Exar Corp. (a) (c)	2,261
109	Fairchild Semiconductor International, Inc. (a)	1,986
405	Lattice Semiconductor Corp. (a) (c)	2,502
138	Mattson Technology, Inc. (a)	1,347
135	MoSys, Inc. (a)	1,057
258	Omnivision Technologies, Inc. (a) (c)	5,439
175	Triquint Semiconductor, Inc. (a) (c)	782
		22,536
	Software — 3.1%
116	Advent Software, Inc. (a) (c)	4,173
177	Altiris, Inc. (a)	3,190
70	Ansoft Corp. (a)	1,427
163	Aspen Technology, Inc. (a)	2,132
250	Atari, Inc. (a)	142
94	BMC Software, Inc. (a)	2,256
359	EPIQ Systems, Inc. (a) (c)	5,974
12	Fair Isaac Corp.	418
31	Intergraph Corp. (a) (c)	976
85	Magma Design Automation, Inc. (a)	622
27	MicroStrategy, Inc. (a) (c)	2,653
237	Parametric Technology Corp. (a)	3,016
28	Progress Software Corp. (a)	648
		27,627
	Specialty Retail — 3.4%
42	Barnes & Noble, Inc.	1,526
1	Borders Group, Inc.	19
333	CSK Auto Corp. (a) (c)	3,988
14	GameStop Corp. (a)	592
76	GameStop Corp., Class A (a) (c)	3,171
81	OfficeMax, Inc.	3,305
50	Pantry, Inc. (The) (a) (c)	2,848
364	Payless Shoesource, Inc. (a)	9,887
22	Shoe Carnival, Inc. (a)	520
217	Talbots, Inc. (c)	3,998
114	Wilsons The Leather Experts (a) (c)	468
		30,322
	Textiles, Apparel & Luxury Goods — 1.7%
130	Kellwood Co. (c)	3,814
98	Skechers U.S.A., Inc., Class A (a) (c)	2,353
249	Stride Rite Corp.	3,287
128	Unifirst Corp. (c)	4,430
26	Weyco Group, Inc. (c)	606
22	Wolverine World Wide, Inc.	522
		15,012
	Thrifts & Mortgage Finance — 2.5%
275	Astoria Financial Corp.	8,383
33	Capital Crossing Bank (a) (c)	799
83	Corus Bankshares, Inc. (c)	2,168
150	Federal Agricultural Mortgage Corp., Class C (c)	4,141
15	First Financial Holdings, Inc.	480
12	First Niagara Financial Group, Inc.	171
55	FirstFed Financial Corp. (a) (c)	3,178

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Thrifts & Mortgage Finance — Continued
11	Horizon Financial Corp. (c)	307
12	OceanFirst Financial Corp. (c)	264
3	Provident Financial Holdings, Inc. (c)	93
211	W Holding Co., Inc. (Puerto Rico) (c)	1,405
15	WSFS Financial Corp. (c)	916
		22,305
	Trading Companies & Distributors — 0.6%
117	Applied Industrial Technologies, Inc.	2,840
7	BlueLinx Holdings, Inc. (c)	86
96	Kaman Corp.	1,751
32	UAP Holding Corp.	707
		5,384
	Wireless Telecommunication Services — 0.5%
550	Dobson Communications Corp. (a) (c)	4,253
	Total Common Stocks (Cost $706,677)	860,741
Short-Term Investments — 1.0%
	Investment Company — 0.8%
7,484	JPMorgan Liquid Assets Money Market Fund (b) (m)	7,484

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligations — 0.2%
1,770	U.S. Treasury Notes,	1,753
	2.88%, 11/30/06 (m) (k)
	Total Short-Term Investments (Cost $9,243)	9,237
Investments of Cash Collateral for Securities Loaned — 24.2%
	Certificates of Deposit — 5.6%
12,896	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	12,896
12,000	Natexis Banques Populaires, New York, FRN, 5.37%, 01/28/08	12,000
9,998	Sun Trust Bank, Atlanta, FRN, 5.33%, 06/28/07	9,998
12,500	Wells Fargo Bank, San Francisco, FRN, 5.30%, 12/01/06	12,500
2,534	World Savings Bank FSB, FRN, 5.33%, 09/15/06	2,534
		49,928
	Corporate Notes — 13.1%
2,000	Allstate Life Global Funding, FRN, 5.33%, 07/31/07	2,000
10,750	Bank of America, FRN, 5.31%, 11/07/06	10,750
5,000	Berkshire Hathaway Finance, FRN, 5.08%, 01/11/08	5,000
6,750	Beta Finance, Inc., FRN, 5.37%, 01/15/08	6,750
8,000	CC USA, Inc., FRN, 5.37%, 01/25/08	8,000
11,500	CDC Financial Products, Inc., FRN, 5.41%, 07/31/06	11,500
11,949	Citigroup Global Markets Holdings, Inc., FRN, 5.38%, 07/07/06	8,000
3,949	Citigroup Global Markets Holdings, Inc., FRN, 5.41%, 12/12/06	3,949
12,000	Dorada Finance, Inc., FRN, 5.37%, 01/14/08	12,000
2,000	Fifth Third Bancorp, FRN, 5.28%, 07/31/07	2,000
4,000	Goldman Sachs Group, Inc., FRN, 5.42%, 07/02/07	4,000
5,000	Goldman Sachs Group, Inc., FRN, 5.47%, 12/28/07	5,000
6,080	Greenwich Capital Holdings, Inc., FRN, 5.70%, 07/09/07	6,080
1,521	HBOS Treasury Services plc, FRN, 5.16%, 07/31/07	1,521
2,499	K2(USA) LLC, FRN, 5.39%, 02/15/08	2,499
760	MBIA Global Funding LLC, FRN, 5.42%, 01/26/07	760
10,002	Pricoa Global Funding I, FRN, 5.16%, 10/05/06	10,002
11,994	Sigma Finance, Inc., FRN, 5.39%, 02/27/08	11,994
5,000	Wachovia Bank N.A., FRN, 5.30%, 10/02/06	5,000
		116,805
	Repurchase Agreements — 5.5%
24,499	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $24,510, collateralized by U.S. Government Agency Mortgages	24,499
12,500	Lehman Brothers, Inc. 5.32%, dated 06/30/06, due 07/03/06, repurchase price $12,506, collateralized by U.S. Government Agency Mortgages	12,500
12,500	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $12,506, collateralized by U.S. Government Agency Mortgages	12,500
		49,499
	Total Investments of Cash Collateral for Securities Loaned (Cost $216,232)	216,232
	Total Investments — 121.4% (Cost $932,152)	1,086,210
	Liabilities in Excess of Other Assets — (21.4)%	(191,311)
	NET ASSETS — 100.0%	$894,899

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   45

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 6/30/06 (USD)	UNREALIZED APPRECIATION (USD)
66	Russell 2000 Index	September, 2006	$22,140	$1,147

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

JPMorgan Strategic Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
		Common Stocks — 99.0%
		Aerospace & Defense — 1.3%
2		Heico Corp.	65
		Airlines — 0.9%
3		Airtran Holdings, Inc. (a)	46
		Biotechnology — 1.3%
1		Cubist Pharmaceuticals, Inc. (a)	23
3		Dusa Pharmaceuticals, Inc. (a)	15
1		Telik, Inc. (a)	10
1		Theravance, Inc. (a)	18
			66
		Building Products — 1.2%
2		ElkCorp	61
		Capital Markets — 4.4%
1		Affiliated Managers Group, Inc. (a)	61
1		Investment Technology Group, Inc. (a)	66
6		Technology Investment Capital Corp.	92
			219
		Commercial Banks — 3.5%
3		Columbia Banking System, Inc.	108
1		East-West Bancorp, Inc.	23
1		SVB Financial Group (a)	46
			177
		Commercial Services & Supplies — 2.3%
8		Spherion Corp. (a)	71
3		Steelcase, Inc.	43
			114
		Communications Equipment — 5.0%
2		Avocent Corp. (a)	58
3		CommScope, Inc. (a)	107
2		Comtech Telecommunications Corp. (a)	53
4		Powerwave Technologies, Inc. (a)	34
			252
		Computers & Peripherals — 1.1%
1		Komag, Inc. (a)	55
		Construction & Engineering — 1.8%
3		Shaw Group, Inc. (The) (a)	89
		Containers & Packaging — 2.9%
6		Intertape Polymer Group, Inc. (Canada) (a)	40
3		Silgan Holdings, Inc.	104
			144
		Diversified Financial Services — 2.5%
6		Marlin Business Services, Inc. (a)	124
		Diversified Telecommunication Services — 2.2%
2		Cbeyond Communications, Inc. (a)	46
3		CT Communications, Inc.	66
			112
		Electrical Equipment — 3.8%
1		Acuity Brands, Inc.	47
4		General Cable Corp. (a)	143
			190
		Electronic Equipment & Instruments — 4.2%
4		Aeroflex, Inc. (a)	42
2		Anixter International, Inc.	105
3		Benchmark Electronics, Inc. (a)	65
			212
		Energy Equipment & Services — 2.3%
2		Hornbeck Offshore Services, Inc. (a)	60
1		Oceaneering International, Inc. (a)	55
			115
		Food Products — 1.8%
2		Flowers Foods, Inc.	51
2		Reddy Ice Holdings, Inc.	41
			92
		Gas Utilities — 2.0%
3		Energen Corp.	100
		Health Care Equipment & Supplies — 1.4%
1		DJ Orthopedics, Inc. (a)	33
—	(h)	Greatbatch, Inc. (a)	10
1		Hologic, Inc. (a)	27
			70
		Health Care Providers & Services — 2.1%
1		American Dental Partners, Inc. (a)	14
1		Kindred Healthcare, Inc. (a)	31
1		LifePoint Hospitals, Inc. (a)	45
1		Symbion, Inc. (a)	14
			104
		Household Durables — 5.4%
12		Champion Enterprises, Inc. (a)	136
6		Interface, Inc., Class A (a)	67
4		Tupperware Brands Corp.	69
			272

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   47

JPMorgan Strategic Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Industrial Conglomerates — 0.9%
1		Walter Industries, Inc.	46
		Insurance — 3.3%
2		Hanover Insurance Group, Inc. (The)	71
1		James River Group, Inc (a)	25
2		ProAssurance Corp. (a)	72
			168
		Leisure Equipment & Products — 1.9%
2		JAKKS Pacific, Inc. (a)	44
2		MarineMax, Inc. (a)	53
			97
		Machinery — 4.7%
3		Gardner Denver, Inc. (a)	100
2		Greenbrier Cos., Inc.	76
1		Kennametal, Inc.	62
			238
		Marine — 3.2%
3		American Commercial Lines, Inc. (a)	163
		Media — 0.3%
—	(h)	Media General, Inc., Class A	13
		Metals & Mining — 4.5%
4		Century Aluminum Co. (a)	132
4		Commercial Metals Co.	93
			225
		Multi-Utilities — 1.8%
7		CMS Energy Corp. (a)	91
		Oil, Gas & Consumable Fuels — 2.0%
5		Brigham Exploration Co. (a)	43
4		Warren Resources, Inc. (a)	60
			103
		Pharmaceuticals — 1.1%
5		Cypress Bioscience, Inc. (a)	31
2		Nastech Pharmaceutical Co., Inc. (a)	24
			55
		Real Estate Investment Trusts (REITs) — 7.5%
2		Agree Realty Corp. REIT	75
1		Brandywine Realty Trust REIT	26
3		KKR Financial Corp. REIT	60
2		Mid-America Apartment Communities, Inc. REIT	100
4		Resource Capital Corp. REIT	48
2		Universal Health Realty Income Trust REIT	69
			378
		Semiconductors & Semiconductor Equipment — 1.8%
3		Cirrus Logic, Inc. (a)	28
1		Cymer, Inc. (a)	28
3		Integrated Device Technology, Inc. (a)	35
			91
		Software — 1.7%
6		Borland Software Corp. (a)	33
3		Epicor Software Corp. (a)	26
3		Secure Computing Corp. (a)	27
			86
		Specialty Retail — 3.0%
3		Charming Shoppes, Inc. (a)	35
3		CSK Auto Corp. (a)	38
3		Lithia Motors, Inc., Class A	79
			152
		Thrifts & Mortgage Finance — 4.0%
5		BankAtlantic Bancorp, Inc., Class A	70
2		Berkshire Hills Bancorp, Inc.	71
4		Brookline Bancorp, Inc.	60
			201
		Tobacco — 2.9%
9		Vector Group Ltd.	145
		Trading Companies & Distributors — 1.0%
1		GATX Corp.	51
		Total Common Stocks (Cost $5,002)	4,982
Short-Term Investment — 0.6%
		Investment Company — 0.6%
31		JPMorgan Prime Money Market Fund (b) (m) (Cost $31)	31
		Total Investments — 99.6% (Cost $5,033)	5,013
		Other Assets in Excess of Liabilities — 0.4%	18
		NET ASSETS — 100.0%	$5,031

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.7%
		Common Stocks — 95.7%
		Aerospace & Defense — 2.2%
3		AAR Corp. (a) (c) (m)	76
7		Aviall, Inc. (a)	328
9		BE Aerospace, Inc. (a)	206
5		Ceradyne, Inc. (a) (c)	223
5		Curtiss-Wright Corp. (c)	142
3		DHB Industries, Inc. (a)(f)	—	(h)
14		Esterline Technologies Corp. (a)	582
6		Heico Corp. (c)	159
3		K&F Industries Holdings, Inc. (a)	60
34		Moog, Inc., Class A (a)	1,163
4		Orbital Sciences Corp. (a)	69
8		Sypris Solutions, Inc. (c)	71
2		Triumph Group, Inc. (a)	107
3		United Industrial Corp. (c)	118
			3,304
		Air Freight & Logistics — 0.2%
9		Hub Group, Inc., Class A (a)	231
		Airlines — 1.5%
5		Alaska Air Group, Inc. (a)	205
31		Continental Airlines, Inc., Class B (a) (c)	933
30		ExpressJet Holdings, Inc. (a)	209
27		Mesa Air Group, Inc. (a)	270
7		Pinnacle Airlines Corp. (a) (c)	50
9		Republic Airways Holdings, Inc. (a)	153
15		Skywest, Inc.	374
			2,194
		Auto Components — 0.5%
2		Aftermarket Technology Corp. (a)	45
9		ArvinMeritor, Inc.	151
1		Sauer-Danfoss, Inc.	28
—	(h)	Shiloh Industries, Inc. (a)	2
21		Tenneco, Inc. (a)	543
			769
		Automobiles — 0.1%
10		Fleetwood Enterprises, Inc. (a) (c)	78
		Beverages — 0.0% (g)
2		National Beverage Corp. (a)	21
		Biotechnology — 2.7%
10		Alexion Pharmaceuticals, Inc. (a) (c)	365
11		Alkermes, Inc. (a)	200
8		Amylin Pharmaceuticals, Inc. (a) (c)	395
6		Applera Corp. — Celera Genomics Group (a)	78
10		BioMarin Pharmaceuticals, Inc. (a)	146
7		Cell Genesys, Inc. (a) (c)	35
18		Cubist Pharmaceuticals, Inc. (a) (c)	442
3		CV Therapeutics, Inc. (a) (c)	40
8		GTx, Inc. (a) (c)	69
4		ICOS Corp. (a)	88
12		Incyte Corp. (a) (c)	57
5		Martek Biosciences Corp. (a) (c)	153
14		Medarex, Inc. (a) (c)	130
8		Myogen, Inc. (a)	235
12		Myriad Genetics, Inc. (a) (c)	303
7		OSI Pharmaceuticals, Inc. (a) (c)	231
6		Progenics Pharmaceuticals, Inc. (a) (c)	135
11		Renovis, Inc. (a) (c)	164
9		Seattle Genetics, Inc. (a) (c)	43
6		Theravance, Inc. (a)	142
6		United Therapeutics Corp. (a) (c)	358
8		Vertex Pharmaceuticals, Inc. (a) (c)	275
			4,084
		Building Products — 1.6%
3		Ameron International Corp.	201
5		ElkCorp (c)	144
3		Griffon Corp. (a) (c)	84
1		Insteel Industries, Inc.	34
10		Jacuzzi Brands, Inc. (a) (c)	90
8		NCI Building Systems, Inc. (a) (c)	447
21		Universal Forest Products, Inc.	1,335
			2,335
		Capital Markets — 0.7%
3		Calamos Asset Management, Inc. (c)	84
20		Knight Capital Group, Inc., Class A (a) (c)	309
6		LaBranche & Co., Inc. (a) (c)	67
3		optionsXpress Holdings, Inc.	77
1		Piper Jaffray Cos. (a)	86
24		Technology Investment Capital Corp. (c)	345
2		TradeStation Group, Inc. (a) (c)	23
6		Waddell & Reed Financial, Inc.	123
			1,114
		Chemicals — 1.4%
—	(h)	Balchem Corp.	5
3		FMC Corp.	180
5		Georgia Gulf Corp.	113
8		H.B. Fuller Co.	327

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   49

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Chemicals — Continued
20		Hercules, Inc. (a)	307
2		Kronos Worldwide, Inc.	67
5		NewMarket Corp.	226
2		Pioneer Cos., Inc. (a)	49
24		PolyOne Corp. (a)	207
4		Schulman (A.), Inc.	82
11		Spartech Corp.	255
19		W.R. Grace & Co. (a) (c)	217
6		Wellman, Inc. (c)	23
			2,058
		Commercial Banks — 6.3%
5		Amcore Financial, Inc.	158
4		Ameris Bancorp (c)	85
2		Associated Banc-Corp.	50
2		BancFirst Corp. (c)	90
—	(h)	Bank of Granite Corp.	2
9		Bank of the Ozarks, Inc. (c)	303
2		Capital Corp. of the West (c)	74
4		Capitol Bancorp Ltd.	156
3		Cardinal Financial Corp. (c)	34
4		Center Financial Corp.	97
7		Central Pacific Financial Corp. (c)	255
3		Chemical Financial Corp. (c)	87
4		City Holding Co.	137
3		Columbia Banking System, Inc. (c)	127
10		Community Bank System, Inc. (c)	202
3		Community Trust Bancorp, Inc.	112
1		Enterprise Financial Services Corp. (c)	18
6		EuroBancshares, Inc. (a) (c)	56
19		First Bancorp (c)	179
1		First Regional Bancorp (a) (c)	53
4		First Republic Bank	190
13		First State Bancorp, Inc.	305
1		FNB Corp. (c)	48
4		Glacier Bancorp, Inc. (c)	104
7		Greater Bay Bancorp	201
29		Hanmi Financial Corp.	568
3		Heritage Commerce Corp.	62
14		IBERIABANK Corp.	794
9		Independent Bank Corp.	248
5		International Bancshares Corp.	137
1		Intervest Bancshares Corp. (a)	20
6		Irwin Financial Corp. (c)	107
2		Lakeland Financial Corp.	44
2		Macatawa Bank Corp. (c)	56
3		MB Financial, Inc. (c)	106
4		Mercantile Bank Corp. (c)	161
11		Nara Bancorp, Inc.	206
6		Oriental Financial Group (c)	82
6		Pacific Capital Bancorp	181
3		Peoples Bancorp, Inc.	75
1		Premierwest Bancorp (c)	15
13		PrivateBancorp, Inc. (c)	534
24		R&G Financial Corp., Class B (c)	210
14		Republic Bancorp, Inc. (c)	170
1		Republic Bancorp, Inc., Class A	16
1		Santander Bancorp (c)	32
1		Sierra Bancorp (c)	18
2		Simmons First National Corp., Class A	67
3		Southwest Bancorp, Inc.	69
19		Sterling Bancshares, Inc. (c)	360
10		Sterling Financial Corp.	311
17		Summit Bancshares, Inc. (c)	369
2		Sun Bancorp, Inc. (a) (c)	36
3		Taylor Capital Group, Inc.	118
2		TriCo Bancshares	63
5		Umpqua Holdings Corp.	139
1		Virginia Commerce Bancorp (a)	29
11		West Coast Bancorp	314
10		Westamerica Bancorporation (c)	509
5		Wilshire Bancorp, Inc. (c)	86
			9,435
		Commercial Services & Supplies — 3.6%
4		American Ecology Corp. (c)	106
14		Angelica Corp. (c)	244
3		Banta Corp.	120
1		Clean Harbors, Inc. (a)	40
3		Coinstar, Inc. (a)	81
8		Consolidated Graphics, Inc. (a)	437
1		CRA International, Inc. (a) (c)	59
8		Deluxe Corp.	147
6		First Consulting Group, Inc. (a)	52
5		Geo Group, Inc. (The) (a)	186
7		Heidrick & Struggles International, Inc. (a)	223
14		Herman Miller, Inc.	348
6		Hudson Highland Group, Inc. (a) (c)	62
50		IKON Office Solutions, Inc.	629
16		John H. Harland Co.	674

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Services & Supplies — Continued
25	Kforce, Inc. (a)	383
3	Korn/Ferry International (a) (c)	63
12	Labor Ready, Inc. (a)	281
10	Navigant Consulting, Inc. (a) (c)	220
11	Sirva, Inc. (a)	70
5	Sourcecorp, Inc. (a)	119
8	Spherion Corp. (a) (c)	71
19	TeleTech Holdings, Inc. (a)	238
4	Tetra Tech, Inc. (a) (c)	64
4	United Stationers, Inc. (a) (c)	217
3	Volt Information Sciences, Inc. (a)	154
2	Waste Connections, Inc. (a)	87
		5,375
	Communications Equipment — 2.6%
25	3Com Corp. (a)	127
18	Arris Group, Inc. (a)	239
8	Avocent Corp. (a)	215
3	Bel Fuse, Inc., Class B	108
5	Black Box Corp. (c)	203
5	C-COR, Inc. (a) (c)	42
11	Ciena Corp. (a) (c)	51
10	CommScope, Inc. (a) (c)	324
2	Comtech Telecommunications Corp. (a) (c)	70
1	Digi International, Inc. (a) (c)	9
4	Ditech Networks, Inc. (a)	30
12	Extreme Networks, Inc. (a)	50
24	Finisar Corp. (a) (c)	79
11	Foundry Networks, Inc. (a)	117
10	Glenayre Technologies, Inc. (a) (c)	27
8	Harmonic, Inc. (a) (c)	34
29	Inter-Tel, Inc. (c)	600
9	Interdigital Communications Corp. (a)	300
3	Mastec, Inc. (a)	45
14	MRV Communications, Inc. (a) (c)	42
6	Netgear, Inc. (a) (c)	123
10	Packeteer, Inc. (a)	115
14	Plantronics, Inc. (c)	304
3	Polycom, Inc. (a)	57
14	Powerwave Technologies, Inc. (a) (c)	124
3	Radyne Corp. (a)	30
5	Redback Networks, Inc. (a)	82
3	SafeNet, Inc. (a) (c)	50
5	Sonus Networks, Inc. (a) (c)	26
16	Symmetricom, Inc. (a) (c)	115
9	Tekelec (a) (c)	109
12	Utstarcom, Inc. (a) (c)	91
8	Westell Technologies, Inc., Class A (a) (c)	17
		3,955
	Computers & Peripherals — 1.4%
14	Adaptec, Inc. (a)	60
6	Advanced Digital Information Corp. (a)	71
43	Brocade Communications Systems, Inc. (a)	264
3	Electronics for Imaging, Inc. (a)	52
14	Gateway, Inc. (a) (c)	26
10	Hutchinson Technology, Inc. (a) (c)	212
13	Hypercom Corp. (a)	124
9	Imation Corp.	369
10	Komag, Inc. (a) (c)	470
34	McData Corp., Class A (a)	137
10	Palm, Inc. (a) (c)	166
20	Quantum Corp. (a) (c)	51
4	Synaptics, Inc. (a) (c)	84
		2,086
	Construction & Engineering — 0.1%
4	Washington Group International, Inc. (c)	187
	Construction Materials — 0.2%
4	Headwaters, Inc. (a)	107
12	U.S. Concrete, Inc. (a)	133
		240
	Consumer Finance — 1.6%
3	ACE Cash Express, Inc. (a) (m)	82
1	Advance America Cash Advance Centers, Inc.	16
4	Advanta Corp., Class B	158
4	Asta Funding, Inc. (c)	135
33	Cash America International, Inc.	1,066
7	CompuCredit Corp. (a) (c)	250
8	Dollar Financial Corp. (a)	136
4	Ezcorp, Inc., Class A (a)	139
4	First Cash Financial Services, Inc. (a)	79
2	United PanAm Financial Corp. (a) (c)	70
10	World Acceptance Corp. (a)	337
		2,468
	Containers & Packaging — 0.7%
2	AEP Industries, Inc. (a) (m)	57
3	Greif, Inc., Class A	247
21	Myers Industries, Inc.	356
3	Rock-Tenn Co., Class A	46

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   51

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Containers & Packaging — Continued
9		Silgan Holdings, Inc.	321
			1,027
		Distributors — 0.1%
7		Building Material Holding Corp. (c)	203
		Diversified Consumer Services — 0.3%
7		Alderwoods Group, Inc. (a)	138
4		Pre-Paid Legal Services, Inc. (c)	121
5		Vertrue, Inc. (a) (c)	206
			465
		Diversified Financial Services — 0.1%
2		Encore Capital Group, Inc. (a) (c)	19
4		Marlin Business Services, Inc. (a) (c)	81
—	(h)	Medallion Financial Corp.	5
			105
		Diversified Telecommunication Services — 1.7%
7		Broadwing Corp. (a)	74
164		Cincinnati Bell, Inc. (a)	671
11		CT Communications, Inc.	249
5		Golden Telecom, Inc. (Russia)	119
31		Level 3 Communications, Inc. (a) (c)	136
77		Premiere Global Services, Inc. (a)	585
5		Talk America Holdings, Inc. (a) (c)	31
25		Time Warner Telecom, Inc., Class A (a) (c)	370
26		Valor Communications Group, Inc. (c)	301
			2,536
		Electric Utilities — 0.9%
20		El Paso Electric Co. (a)	395
3		Idacorp, Inc. (c)	110
1		UIL Holdings Corp.	68
13		Unisource Energy Corp.	405
15		Westar Energy, Inc.	309
			1,287
		Electrical Equipment — 0.8%
4		A.O. Smith Corp.	195
7		Acuity Brands, Inc. (m)	284
6		Encore Wire Corp. (a) (c)	198
8		Evergreen Solar, Inc. (a) (c)	106
11		General Cable Corp. (a)	371
3		Power-One, Inc. (a) (c)	22
2		Regal-Beloit Corp. (c)	66
2		Valence Technology, Inc. (a) (c)	4
			1,246
		Electronic Equipment & Instruments — 2.7%
10		Aeroflex, Inc. (a)	121
15		Agilysis, Inc.	265
15		Anixter International, Inc.	698
2		Bell Microproducts, Inc. (a) (c)	13
14		Benchmark Electronics, Inc. (a)	336
9		Brightpoint, Inc. (a) (c)	117
2		CalAmp Corp. (a)	16
5		Checkpoint Systems, Inc. (a)	102
10		CTS Corp. (c)	152
4		Echelon Corp. (a) (c)	28
1		Electro Scientific Industries, Inc. (a) (c)	22
14		Global Imaging Systems, Inc (a)	582
8		Insight Enterprises, Inc. (a)	147
6		Itron, Inc. (a) (c)	373
5		KEMET Corp. (a)	44
3		MTS Systems Corp.	99
8		Plexus Corp. (a)	270
4		Radisys Corp. (a) (c)	94
2		Rofin-Sinar Technologies, Inc. (a)	115
1		Sunpower Corp. (a)	36
8		Technitrol, Inc.	174
15		TTM Technologies, Inc. (a)	214
			4,018
		Energy Equipment & Services — 2.7%
34		Grey Wolf, Inc. (a) (c)	265
1		Gulf Island Fabrication, Inc.	24
4		Gulfmark Offshore, Inc. (a)	108
11		Hanover Compressor Co. (a) (c)	202
2		Hercules Offshore, Inc. (a) (c)	77
4		Hydril (a)	283
8		Input/Output, Inc. (a) (c)	79
8		Lone Star Technologies, Inc. (a)	427
3		Lufkin Industries, Inc.	184
4		Newpark Resources (a)	23
4		NS Group, Inc. (a)	215
13		Oceaneering International, Inc. (a) (c)	610
8		Oil States International, Inc. (a)	257
22		Parker Drilling Co. (a)	157
3		RPC, Inc. (c)	80
6		Superior Energy Services, Inc. (a)	190
7		Todco, Class A	298
3		Trico Marine Services, Inc. (a)	95
2		Union Drilling, Inc. (a)	25

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Energy Equipment & Services — Continued
8		Veritas DGC, Inc. (a) (c)	408
			4,007
		Food & Staples Retailing — 0.2%
3		Nash Finch Co. (c)	57
12		Spartan Stores, Inc.	176
			233
		Food Products — 0.5%
17		Chiquita Brands International, Inc. (c)	238
4		Corn Products International, Inc.	113
4		Flowers Foods, Inc.	105
7		J & J Snack Foods Corp.	245
4		Pilgrim’s Pride Corp. (c)	90
			791
		Gas Utilities — 1.1%
7		New Jersey Resources Corp. (c)	332
7		Nicor, Inc. (c)	303
5		Northwest Natural Gas Co. (c)	196
6		South Jersey Industries, Inc. (c)	164
11		Southwest Gas Corp.	357
8		WGL Holdings, Inc. (c)	235
			1,587
		Health Care Equipment & Supplies — 2.7%
—	(h)	Analogic Corp.	19
4		Arrow International, Inc. (c)	118
7		Arthrocare Corp. (a) (c)	277
2		Aspect Medical Systems, Inc. (a) (c)	30
2		Biosite, Inc. (a) (c)	110
3		Conmed Corp. (a) (c)	56
5		Diagnostic Products Corp.	291
31		Encore Medical Corp. (a)	151
1		EPIX Pharmaceuticals, Inc. (a) (c)	6
5		Haemonetics Corp. (a)	223
13		Immucor, Inc. (a)	247
5		Integra LifeSciences Holdings Corp. (a) (c)	194
3		Inverness Medical Innovations, Inc. (a) (c)	85
4		Kyphon, Inc. (a) (c)	139
15		Lifecell Corp. (a) (c)	454
3		Mentor Corp. (c)	143
8		Neurometrix, Inc. (a)	237
3		Palomar Medical Technologies, Inc. (a) (c)	128
5		PolyMedica Corp. (c)	194
6		Stereotaxis, Inc. (a) (c)	68
20		STERIS Corp.	448
3		SurModics, Inc. (a) (c)	94
13		Viasys Healthcare, Inc. (a)	328
			4,040
		Health Care Providers & Services — 2.6%
3		Air Methods Corp. (a)	73
25		Alliance Imaging, Inc. (a)	161
9		Apria Healthcare Group, Inc. (a)	172
13		Centene Corp. (a) (c)	296
6		Five Star Quality Care, Inc. (a)	64
4		Genesis HealthCare Corp. (a) (c)	189
12		inVentiv Health, Inc.	345
7		Kindred Healthcare, Inc. (a)	187
9		LCA-Vision, Inc. (c)	460
7		Magellan Health Services, Inc. (a)	304
2		Molina Healthcare, Inc. (a)	57
14		Owens & Minor, Inc.	392
22		PSS World Medical, Inc. (a) (c)	394
8		Res-Care, Inc. (a)	162
6		Symbion, Inc. (a) (c)	133
16		United Surgical Partners International, Inc. (a) (c)	468
			3,857
		Health Care Technology — 1.1%
1		Allscripts Healthcare Solutions, Inc. (a) (c)	14
10		Computer Programs & Systems, Inc.	414
9		Eclipsys Corp. (a) (c)	162
9		Merge Technologies, Inc. (a) (c)	105
3		Omnicell, Inc. (a)	35
24		Per-Se Technologies, Inc. (a) (c)	614
24		Trizetto Group (a)	352
			1,696
		Hotels, Restaurants & Leisure — 1.7%
2		Bluegreen Corp. (a)	23
6		CBRL Group, Inc. (c)	200
21		Domino’s Pizza, Inc.	507
3		Dover Downs Gaming & Entertainment, Inc.	59
5		Jack in the Box, Inc. (a)	212
20		Landry’s Restaurants, Inc. (c)	660
4		Monarch Casino & Resort, Inc. (a)	112
8		Multimedia Games, Inc. (a)	85
4		Rare Hospitality International, Inc. (a)	115
17		Ruby Tuesday, Inc. (c)	408
11		Ryan’s Restaurant Group, Inc. (a)	129

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   53

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Hotels, Restaurants & Leisure — Continued
14		Six Flags, Inc. (a) (c)	76
			2,586
		Household Durables — 1.1%
10		Champion Enterprises, Inc. (a) (c)	107
—	(h)	CSS Industries, Inc. (c)	5
4		Directed Electronics, Inc. (a)	50
3		Ethan Allen Interiors, Inc. (c)	99
10		Furniture Brands International, Inc. (c)	208
8		Kimball International, Inc., Class B	150
1		Meritage Homes Corp. (a)	66
6		Stanley Furniture Co., Inc.	137
6		Tempur-Pedic International, Inc. (a) (c)	85
41		Tupperware Brands Corp.	800
			1,707
		Household Products — 0.0% (g)
1		Spectrum Brands, Inc. (a) (c)	10
		Independent Power Producers & Energy Traders — 0.1%
4		Black Hills Corp.	130
		Industrial Conglomerates — 0.1%
3		Freightcar America, Inc.	150
		Insurance — 2.8%
3		American Physicians Capital, Inc. (a)	153
6		Argonaut Group, Inc. (a)	192
8		Commerce Group, Inc.	248
29		Delphi Financial Group, Inc. (c)	1,054
6		Direct General Corp. (c)	105
5		LandAmerica Financial Group, Inc.	329
5		Meadowbrook Insurance Group, Inc. (a)	42
4		National Financial Partners Corp.	164
1		Navigators Group, Inc. (a)	26
1		Odyssey Re Holdings, Corp. (c)	16
39		PMA Capital Corp., Class A (a) (c)	398
7		Safety Insurance Group, Inc.	347
5		Selective Insurance Group	263
5		Stewart Information Services Corp. (c)	174
18		Zenith National Insurance Corp.	704
			4,215
		Internet & Catalog Retail — 0.1%
4		NetFlix, Inc. (a) (c)	112
		Internet Software & Services — 1.8%
—	(h)	aQuantive, Inc. (a) (c)	10
13		Ariba, Inc. (a) (c)	110
5		Art Technology Group, Inc. (a)	14
3		AsiaInfo Holdings, Inc. (China) (a) (c)	13
2		Click Commerce, Inc. (a) (c)	33
58		CMGI, Inc. (a)	70
28		CNET Networks, Inc. (a)	220
4		Digital Insight Corp. (a)	137
5		Digital River, Inc. (a) (c)	182
34		Digitas, Inc. (a)	398
3		EarthLink, Inc. (a) (c)	30
9		Interwoven, Inc. (a)	78
7		Ipass, Inc. (a) (c)	37
10		j2 Global Communications, Inc. (a)	297
14		Openwave Systems, Inc. (a) (c)	162
7		RealNetworks, Inc. (a)	75
11		SupportSoft, Inc. (a) (c)	43
19		United Online, Inc.	233
11		ValueClick, Inc. (a)	169
8		WebEx Communications, Inc. (a) (c)	274
3		webMethods, Inc. (a)	27
6		Websense, Inc. (a) (c)	127
			2,739
		IT Services — 1.9%
6		Acxiom Corp. (m)	138
59		BearingPoint, Inc. (a)	493
12		BISYS Group, Inc. (The) (a)	160
7		CACI International, Inc., Class A (a)	397
20		Ciber, Inc. (a) (c)	131
4		Covansys Corp. (a) (c)	54
7		CSG Systems International, Inc. (a)	161
1		Euronet Worldwide, Inc. (a) (c)	38
7		Gartner, Inc. (a)	99
2		Gevity HR, Inc. (c)	43
3		infoUSA, Inc.	27
11		Keane, Inc. (a)	136
6		Lightbridge, Inc. (a)	80
5		Lionbridge Technologies (a) (c)	26
9		Mantech International Corp., Class A (a)	265
15		Perot Systems Corp., Class A (a)	212
2		Startek, Inc.	30
13		SYKES Enterprises, Inc. (a)	215
5		Talx Corp. (c)	104
5		Tyler Technologies, Inc. (a)	53
			2,862
		Leisure Equipment & Products — 0.6%
9		JAKKS Pacific, Inc. (a)	181

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Leisure Equipment & Products — Continued
8	K2, Inc. (a) (c)	85
5	MarineMax, Inc. (a) (c)	134
10	RC2 Corp. (a) (c)	386
4	Steinway Musical Instruments, Inc. (a)	108
		894
	Life Sciences Tools & Services — 0.6%
1	Bio-Rad Laboratories, Inc., Class A (a)	84
4	Diversa Corp. (a) (c)	36
3	Exelixis, Inc. (a) (c)	26
7	Illumina, Inc. (a) (c)	208
2	Kendle International, Inc. (a)	74
2	Molecular Devices Corp. (a)	73
22	Nektar Therapeutics (a) (c)	400
		901
	Machinery — 3.0%
3	Accuride Corp. (a) (m)	42
8	Astec Industries, Inc. (a)	285
20	Barnes Group, Inc. (c)	403
9	Briggs & Stratton Corp. (c)	277
5	Cascade Corp.	198
1	CIRCOR International, Inc.	15
2	Crane Co.	75
3	EnPro Industries, Inc. (a)	84
5	Flowserve Corp. (a)	267
5	Greenbrier Cos., Inc. (c)	164
9	Lincoln Electric Holdings, Inc.	539
2	Manitowoc Co., Inc. (The)	107
2	Middleby Corp. (a) (c)	130
1	Miller Industries, Inc. (a)	14
7	Mueller Industries, Inc.	215
3	NACCO Industries, Inc., Class A	467
8	Navistar International Corp. (a)	207
4	Valmont Industries, Inc.	181
7	Wabash National Corp. (c)	104
12	Wabtec Corp.	464
6	Watts Water Technologies, Inc., Class A (c)	185
		4,423
	Media — 1.6%
3	Advo, Inc.	74
6	Belo Corp., Class A	98
4	Catalina Marketing Corp. (c)	122
137	Charter Communications, Inc., Class A (a) (c)	155
27	Entravision Communications Corp. (a)	233
5	Gray Television, Inc. (c)	31
4	Harris Interactive, Inc. (a) (c)	23
3	Lee Enterprises, Inc.	81
25	Lodgenet Entertainment Corp. (a)	463
5	Media General, Inc., Class A	205
10	Playboy Enterprises, Inc., Class B (a) (c)	95
9	ProQuest Co. (a) (c)	105
1	Saga Communications, Inc., Class A (a) (c)	5
7	Scholastic Corp. (a)	190
17	Sinclair Broadcast Group, Inc., Class A	147
1	Triple Crown Media, Inc. (a) (c)	4
5	Valassis Communications, Inc. (a) (c)	118
11	World Wrestling Entertainment, Inc. (c)	189
		2,338
	Metals & Mining — 2.2%
3	AK Steel Holding Corp. (a) (m)	47
1	Aleris International, Inc. (a)	60
5	Century Aluminum Co. (a)	161
3	Chaparral Stell Co. (a)	238
3	Cleveland-Cliffs, Inc. (c)	238
5	Gibraltar Industries, Inc.	133
12	Metal Management, Inc.	367
4	NN, Inc.	53
14	Olympic Steel, Inc.	492
2	Oregon Steel Mills, Inc. (a) (c)	112
18	Quanex Corp.	775
22	Ryerson, Inc.	594
1	Schnitzer Steel Industries, Inc.	28
		3,298
	Multi-Utilities — 0.4%
8	Avista Corp. (c)	190
7	NorthWestern Corp.	240
8	PNM Resources, Inc.	210
		640
	Multiline Retail — 0.1%
6	Bon-Ton Stores, Inc. (The) (c)	131
	Oil, Gas & Consumable Fuels — 2.6%
4	Alon USA Energy, Inc.	126
4	ATP Oil & Gas Corp. (a) (c) (m)	176
4	Basic Energy Services, Inc. (a)	125
3	Callon Petroleum Co. (a)	62
3	Clayton Williams Energy, Inc. (a)	100
7	Energy Partners Ltd. (a) (c)	123

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   55

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
3	Giant Industries, Inc. (a)	220
6	Harvest Natural Resources, Inc. (a) (c)	85
23	Houston Exploration Co. (a)	1,389
6	KCS Energy, Inc. (a)	181
3	Penn Virginia Corp.	196
3	Remington Oil & Gas Corp. (a)	123
7	St. Mary Land & Exploration Co. (c)	290
6	Stone Energy Corp. (a)	264
5	Swift Energy Co. (a) (c)	223
1	USEC, Inc.	13
12	Vaalco Energy, Inc. (a)	120
3	World Fuel Services Corp.	119
		3,935
	Personal Products — 0.6%
7	Elizabeth Arden, Inc. (a)	122
2	Mannatech, Inc.	30
25	NBTY, Inc. (a)	607
14	Parlux Fragrances, Inc. (a) (c)	140
		899
	Pharmaceuticals — 1.8%
8	Adams Respiratory Therapeutics, Inc. (a) (m)	353
20	Adolor Corp. (a)	503
6	Alpharma, Inc., Class A	142
14	Andrx Corp. (a)	313
8	AtheroGenics, Inc. (a) (c)	106
26	AVANIR Pharmaceuticals, Class A (a) (c)	177
3	Bentley Pharmaceuticals, Inc. (a) (c)	35
12	Cardiome Pharma Corp. (a) (c)	108
42	Cypress Bioscience, Inc. (a) (c)	255
11	Durect, Corp. (a)	42
7	Medicis Pharmaceutical Corp., Class A (c)	178
2	Par Pharmaceutical Cos., Inc. (a)	33
2	Salix Pharmaceuticals Ltd. (a) (c)	28
6	Sciele Pharma, Inc. (a) (c)	146
10	Valeant Pharmaceuticals International	169
8	Viropharma, Inc. (a) (c)	69
		2,657
	Real Estate Investment Trusts (REITs) — 7.2%
17	American Home Mortgage Investment Corp. REIT (c)	643
18	Anthracite Capital, Inc. REIT (c)	218
14	Ashford Hospitality Trust, Inc. REIT	174
3	BioMed Realty Trust, Inc. REIT	90
3	Boykin Lodging Co. REIT (a)	36
2	Brandywine Realty Trust REIT (c)	71
16	Crescent Real Estate EQT Co. REIT	291
8	Entertainment Properties Trust REIT	327
14	Equity Inns, Inc. REIT	232
32	FelCor Lodging Trust, Inc. REIT	689
13	First Potomac Realty Trust REIT (m)	399
13	Friedman Billings Ramsey Group, Inc., Series A REIT	142
8	Glimcher Realty Trust REIT (c)	201
6	Impac Mortgage Holdings, Inc. REIT (c)	70
35	Innkeepers USA Trust REIT	607
17	Kilroy Realty Corp. REIT	1,207
11	KKR Financial Corp. REIT	221
4	LaSalle Hotel Properties REIT	176
19	Lexington Corporate Properties Trust REIT (c)	407
21	LTC Properties, Inc. REIT (c)	467
15	MFA Mortgage Investments, Inc. REIT	103
3	Mid-America Apartment Communities, Inc. REIT	139
2	Mills Corp. (The) REIT	40
2	National Health Investors, Inc. REIT (c)	48
33	Nationwide Health Properties, Inc. REIT	743
2	Novastar Financial, Inc. REIT (c)	73
16	Pennsylvania REIT (c)	638
17	Post Properties, Inc. REIT	789
3	PS Business Parks, Inc., Class A, REIT	147
7	RAIT Investment Trust REIT (c)	199
11	Saul Centers, Inc. REIT	432
26	Sunstone Hotel Investors, Inc. REIT (c)	764
		10,783
	Road & Rail — 1.9%
3	Amerco, Inc. (a) (c)	312
4	Arkansas Best Corp. (c)	191
9	Dollar Thrifty Automotive Group, Inc. (a) (c)	397
21	Genesee & Wyoming, Inc., Class A (a) (c)	729
1	Marten Transport Ltd. (a)	31
5	Old Dominion Freight Line (a) (c)	173
1	PAM Transportation Services, Inc. (a)	14
1	Quality Distribution, Inc. (a) (c)	11
14	RailAmerica, Inc. (a) (c)	145
17	SCS Transportation, Inc. (a)	479
10	U.S. Xpress Enterprises, Inc., Class A (a)	257
3	Werner Enterprises, Inc. (c)	55
		2,794

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Semiconductors & Semiconductor Equipment — 4.1%
1		Actel Corp. (a) (c) (m)	16
5		ADE Corp. (a) (c) (m)	172
11		Advanced Energy Industries, Inc. (a) (c)	150
17		AMIS Holdings, Inc. (a)	170
27		Amkor Technology, Inc. (a) (c)	253
18		Applied Micro Circuits Corp. (a)	50
17		Asyst Technologies, Inc. (a)	126
1		ATMI, Inc. (a) (c) (m)	15
11		Axcelis Technologies, Inc. (a) (c)	67
8		Brooks Automation, Inc. (a) (c)	96
7		Cabot Microelectronics Corp. (a) (c)	197
19		Cirrus Logic, Inc. (a) (c)	151
7		Cohu, Inc. (c)	119
61		Conexant Systems, Inc. (a) (c)	152
9		Credence Systems Corp. (a)	32
7		Cymer, Inc. (a)	339
6		Diodes, Inc. (a)	230
4		DSP Group, Inc. (a) (c)	92
12		Entegris, Inc. (a)	119
3		Exar Corp. (a)	42
4		Integrated Silicon Solutions, Inc. (a) (c)	23
6		Intevac, Inc. (a)	119
11		IXYS Corp. (a)	102
4		Kopin Corp. (a) (c)	13
12		Kulicke & Soffa Industries, Inc. (a) (c)	92
8		Lattice Semiconductor Corp. (a)	51
18		LTX Corp. (a)	126
14		Mattson Technology, Inc. (a)	141
15		Micrel, Inc. (a) (c)	149
2		Micron Technology, Inc. (a)	32
11		Microsemi Corp. (a) (c)	263
13		MIPS Technologies, Inc. (a) (c)	80
8		MKS Instruments, Inc. (a)	153
12		Omnivision Technologies, Inc. (a) (c)	245
54		ON Semiconductor Corp. (a) (c)	318
12		Photronics, Inc. (a) (c)	176
6		Pixelworks, Inc. (a) (c)	16
5		PMC-Sierra, Inc. (a) (c)	46
31		RF Micro Devices, Inc. (a) (c)	184
5		Rudolph Technologies, Inc. (a) (c)	67
2		Semitool, Inc. (a) (c)	17
8		Semtech Corp. (a)	114
7		Sigmatel, Inc. (a) (c)	29
15		Silicon Image, Inc. (a) (c)	165
11		Silicon Storage Technology, Inc. (a) (c)	43
21		Skyworks Solutions, Inc. (a)	117
3		Standard Microsystems Corp. (a) (c)	70
3		Supertex, Inc. (a) (c)	100
3		Tessera Technologies, Inc. (a) (c)	80
5		Varian Semiconductor Equipment Associates, Inc. (a)	178
29		Vitesse Semiconductor Corp. (a) (c)	42
9		Zoran Corp. (a)	212
			6,151
		Software — 3.0%
24		Actuate Corp. (a) (m)	97
3		Ansoft Corp. (a)	57
4		Ansys, Inc. (a)	177
28		Aspen Technology, Inc. (a) (c)	362
6		Borland Software Corp. (a)	32
5		Epicor Software Corp. (a)	55
4		EPIQ Systems, Inc. (a) (c)	67
2		eSpeed, Inc. (a) (c)	20
3		Filenet Corp. (a)	83
14		Hyperion Solutions Corp. (a)	386
13		Informatica Corp. (a) (c)	169
6		Intergraph Corp. (a)	198
9		Internet Security Systems (a) (c)	160
—	(h)	Intervideo, Inc. (a) (c)	3
2		InterVoice, Inc. (a) (c)	16
5		JDA Software Group, Inc. (a)	73
—	(h)	Kronos, Inc. (a)	4
3		Macrovision Corp. (a)	60
6		Magma Design Automation, Inc. (a)	47
3		Manhattan Associates, Inc. (a)	57
5		Mapinfo Corp. (a)	67
9		Mentor Graphics Corp. (a) (c)	119
4		MicroStrategy, Inc. (a) (c)	371
3		MRO Software, Inc. (a)	64
19		Parametric Technology Corp. (a)	237
1		Pegasystems, Inc. (c)	8
5		Phoenix Technologies Ltd. (a) (c)	24
15		Progress Software Corp. (a)	362
3		Quality Systems, Inc. (c)	125
11		Quest Software, Inc. (a) (c)	153
20		Secure Computing Corp. (a)	169
1		SPSS, Inc. (a) (c)	42
16		Sybase, Inc. (a)	310
7		TIBCO Software, Inc. (a)	46

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   57

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Software — Continued
5		Transaction Systems Architechs, Inc. (a)	204
9		Wind River Systems, Inc. (a) (c)	83
			4,507
		Specialty Retail — 6.0%
52		Aaron Rents, Inc. (c) (m)	1,399
16		Asbury Automotive Group, Inc. (a)	339
4		Build-A-Bear Workshop, Inc. (a) (c)	78
69		Charming Shoppes, Inc. (a) (c)	775
6		Children’s Place Retail Stores, Inc. (The) (a) (c)	348
24		CSK Auto Corp. (a)	283
16		Dress Barn, Inc. (a) (c)	413
8		Genesco, Inc. (a) (c)	257
5		Group 1 Automotive, Inc.	271
16		Guess?, Inc. (a) (c)	651
9		Lithia Motors, Inc., Class A (c)	259
24		Men’s Wearhouse, Inc.	724
18		Pacific Sunwear of California, Inc. (a)	314
11		Pantry, Inc. (The) (a)	633
12		Payless Shoesource, Inc. (a)	332
9		Petco Animal Supplies, Inc. (a)	190
20		Rent-A-Center, Inc. (a)	492
12		Select Comfort Corp. (a) (c)	279
3		Shoe Carnival, Inc. (a)	76
4		Sonic Automotive, Inc. (c)	78
8		Stage Stores, Inc. (c)	264
15		Too, Inc. (a)	591
			9,046
		Textiles, Apparel & Luxury Goods — 1.6%
16		Brown Shoe Co., Inc.	532
4		Columbia Sportswear Co. (a)	194
5		Deckers Outdoor Corp. (a) (c)	173
3		Maidenform Brands, Inc. (a)	41
7		Movado Group, Inc. (c)	167
2		Oxford Industries, Inc. (c)	67
6		Phillips-Van Heusen	225
3		Russell Corp. (c)	62
12		Skechers U.S.A., Inc., Class A (a)	280
8		Steven Madden Ltd.	237
10		Timberland Co., Class A (a)	269
6		Unifirst Corp. (c)	221
			2,468
		Thrifts & Mortgage Finance — 2.0%
8		Accredited Home Lenders Holding Co. (a) (m)	378
—	(h)	Capital Crossing Bank (a) (c)	10
1		City Bank	37
3		Commercial Capital Bancorp, Inc.	50
30		Corus Bankshares, Inc. (c)	785
1		Downey Financial Corp.	54
3		Federal Agricultural Mortgage Corp., Class C (c)	91
14		First Niagara Financial Group, Inc. (c)	192
2		First Place Financial Corp. (c)	53
4		FirstFed Financial Corp. (a) (c)	202
4		Flagstar Bancorp, Inc. (c)	64
1		Horizon Financial Corp.	36
3		ITLA Capital Corp.	147
15		Partners Trust Financial Group, Inc. (c)	171
7		Provident New York Bancorp (c)	90
—	(h)	TierOne Corp.	10
—	(h)	United Community Financial Corp.	5
44		W Holding Co., Inc. (Puerto Rico) (c)	295
5		WSFS Financial Corp.	289
			2,959
		Tobacco — 0.3%
30		Alliance One International, Inc. (c)	134
8		Universal Corp.	309
3		Vector Group Ltd. (c)	41
			484
		Trading Companies & Distributors — 1.2%
61		Applied Industrial Technologies, Inc.	1,478
2		BlueLinx Holdings, Inc. (c)	26
3		GATX Corp.	132
8		Kaman Corp.	140
3		Nuco2, Inc. (a) (c)	70
			1,846
		Transportation Infrastructure — 0.0% (g)
2		Interpool, Inc. (c)	53
		Wireless Telecommunication Services — 0.4%
14		Centennial Communications Corp. (c)	70
60		Dobson Communications Corp. (a) (c)	461
4		InPhonic, Inc. (a) (c)	26
4		Syniverse Holdings, Inc. (a)	57
			614
		Total Common Stocks (Cost $118,626)	143,364

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 3.4%
	Investment Company — 3.2%
4,875	JPMorgan Prime Money Market Fund (b) (m)	4,875

PRINCIPAL AMOUNT($)
	U.S. Treasury Notes — 0.2%
265	U.S. Treasury Notes, 2.88%, 11/30/06 (k) (m)	262
	Total Short-Term Investments (Cost $5,137)	5,137
Investments of Cash Collateral for Securities Loaned — 24.3%
	Certificates of Deposit — 2.4%
1,900	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	1,900
1,800	Royal Bank of Canada, New York, FRN, 5.30%, 11/13/06	1,800
		3,700
	Corporate Notes — 8.7%
1,000	Alliance and Leister plc, FRN, 5.13%, 07/31/07	1,000
1,800	American Express Credit Corp., FRN, 5.17%, 06/12/07	1,800
1,000	Bank of America, FRN, 5.31%, 11/07/06	1,000
1,500	Banque Federative Du Credit Mutuel, FRN, 5.30%, 07/13/07	1,500
1,800	CDC Financial Products, Inc., FRN, 5.41%, 07/31/06	1,800
1,400	Citigroup Global Markets, Inc., FRN, 5.38%, 07/07/06	1,400
1,000	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 10/24/06	1,000
1,000	Links Finance LLC, FRN, 5.36%, 10/06/06	1,000
1,501	Macquarie Bank Ltd., FRN, 5.30%, 07/31/07	1,501
1,000	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	1,000
		13,001

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreements — 13.2%
6,235	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $6,238, collateralized by U.S. Government Agency Mortgages	6,235
4,500	Lehman Brothers, Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $4,502, collateralized by U.S. Government Agency Mortgages	4,500
4,500	Morgan Stanley & Co., Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase $4,502, collateralized by U.S. Government Agency Mortgages	4,500
4,500	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $4,502, collateralized by U.S. Government Agency Mortgages	4,500
		19,735
	Total Investments of Cash Collateral for Securities Loaned (Cost $36,436)	36,436
	Total Investments — 123.4% (Cost $160,199)	184,937
	Liabilities in Excess of Other Assets — (23.4)%	(35,068)
	NET ASSETS — 100.0%	$149,869

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 6/30/06 (USD)	UNREALIZED APPRECIATION (USD)
18	Russell 2000 Index	September, 2006	6,584	$153

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   59

JPMorgan Small Cap Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

ABBREVIATIONS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(f) —	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

	Market Value		Percentage
JPMorgan Small Cap Core Fund	$1		—	(g)%
JPMorgan U.S. Small Company Fund	—	(h)	—	(g)

(g) —	Amount rounds to less than 0.1%.

(h) —	Amount rounds to less than one thousand.

(k) —	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m) —	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

FRN —	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2006.

USD —	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   61

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Fund	Micro Cap Fund		Small Cap Core Fund	Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$237,516	$5,342		$1,274,395	$795,529
Investments in affiliates, at value	1,351	113		18,496	23,735
Repurchase agreements, at value	17,138	—		67,613	32,121
Total investment securities, at value	256,005	5,455		1,360,504	851,385
Receivables:
Investment securities sold	3,877	111		35,821	1,104
Fund shares sold	1,269	—		1,171	1,827
Interest and dividends	89	1		1,074	688
Due from advisor	—	1		—	—
Variation margin on futures contracts	—	—		475	—
Total Assets	261,240	5,568		1,399,045	855,004

LIABILITIES:
Payables:
Due to custodian	—	—		—	19
Collateral for securities lending program	49,238	—		268,352	160,367
Investment securities purchased	4,135	90		24,533	1,266
Fund shares redeemed	1,721	—		130	1,154
Variation margin on futures contracts	—	—		152	—
Accrued liabilities:
Investment advisory fees	56	—		582	275
Administration fees	10	—		76	25
Shareholder servicing fees	29	—		27	123
Distribution fees	73	—	(a)	—	83
Custodian and accounting fees	11	2		10	5
Trustees’ and Officers’ fees	6	—	(a)	18	24
Other	134	52		79	115
Total Liabilities	55,413	144		293,959	163,456
Net Assets	$205,827	$5,424		$1,105,086	$691,548

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

	Dynamic Small Cap Fund	Micro Cap Fund		Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid in capital	$173,053	$4,999		$903,210	$551,415
Accumulated undistributed (distributions in excess of) net investment income	(10)	(—	)(a)	2,044	452
Accumulated net realized gains (losses)	20,078	311		46,949	28,286
Net unrealized appreciation (depreciation)	12,706	114		152,883	111,395
Total Net Assets	$205,827	$5,424		$1,105,086	$691,548

Net Assets:
Class A	$82,529	$542		$—	$284,104
Class B	40,478	—		—	22,370
Class C	54,608	540		—	22,209
R Class	—	—		—	4,297
Select Class	28,212	4,342		1,105,086	358,568
Total	$205,827	$5,424		$1,105,086	$691,548

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,266	33		—	10,038
Class B	2,241	—		—	889
Class C	3,028	33		—	883
R Class	—	—		—	142
Select Class	1,414	267		23,408	11,804

Net Asset Value
Class A — Redemption price per share	$19.34	$16.26		$—	$28.30
Class B — Offering price per share (b)	18.07	—		—	25.16
Class C — Offering price per share (b)	18.04	16.20		—	25.14
R Class — Offering and redemption price per share	—	—		—	30.38
Select Class — Offering and redemption price per share	19.95	16.28		47.21	30.38
Class A maximum sales charge	5.25%	5.25%		5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$20.41	$17.16		$—	$29.87

Cost of Investments	$243,299	$5,341		$1,208,738	$739,990
Market Value of Securities on loan	48,689	—		263,906	158,639

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   63

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund		U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$698,826	$1,029,227	$4,982		$160,327
Investments in affiliates, at value	8,522	7,484	31		4,875
Repurchase agreements, at value	9,855	49,499	—		19,735
Total investment securities, at value	717,203	1,086,210	5,013		184,937
Cash	—	334	4		—
Receivables:
Investment securities sold	12,058	45,065	16		4,648
Fund shares sold	715	1,502	—		57
Interest and dividends	198	1,610	4		157
Due from advisor	—	—	20		—
Variation margin on futures contracts	—	426	—		91
Prepaid expenses and other assets	3	4	—		—
Total Assets	730,177	1,135,151	5,057		189,890

LIABILITIES:
Payables:
Collateral for securities lending program	138,669	216,232	—		36,436
Dividends	—	1,244	—		—
Investment securities purchased	12,980	20,004	—		3,263
Fund shares redeemed	1,226	1,776	—		120
Accrued liabilities:
Investment advisory fees	297	459	—		73
Administration fees	31	67	—		5
Shareholder servicing fees	64	100			14
Distribution fees	43	82	—	(b)	—
Custodian and accounting fees	12	16	3		34
Trustees’ and Officers’ fees	5	1	—	(b)	1
Other	245	271	23		75
Total Liabilities	153,572	240,252	26		40,021
Net Assets	$576,605	$894,899	$5,031		$149,869

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid in capital	$430,163	$664,190	$4,999	$113,043
Accumulated undistributed (distributions in excess of) net investment income	(16)	(1,154)	— (b)	382
Accumulated net realized gains (losses)	62,822	76,658	52	11,553
Net unrealized appreciation (depreciation)	83,636	155,205	(20)	24,891
Total Net Assets	$576,605	$894,899	$5,031	$149,869

Net Assets:
Class A	$90,963	$164,506	$503	$—
Class B	24,434	34,158	—	—
Class C	16,589	47,012	502	—
R Class	—	3,087	—	—
Select Class	382,257	587,203	4,026	95,318
Institutional Class	62,362	—	—	54,551
Ultra Class	—	58,933	—	—
Total	$576,605	$894,899	$5,031	$149,869

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	7,636	6,885	33	—
Class B	2,300	1,543	—	—
Class C	1,517	2,135	33	—
R Class	—	126	—	—
Select Class	31,308	23,921	267	6,863
Institutional Class	5,100	—	—	3,926
Ultra Class	—	2,401	—	—

Net Asset Value
Class A — Redemption price per share	$11.91	$23.89	$15.09	$—
Class B — Offering price per share (a)	10.62	22.13	—	—
Class C — Offering price per share (a)	10.94	22.02	15.06	—
R Class — Offering and redemption price per share	—	24.54	—	—
Select Class — Offering and redemption price per share	12.21	24.55	15.10	13.89
Institutional Class — Offering and redemption price per share	12.23	—	—	13.90
Ultra Class — Offering and redemption price per share	—	24.55	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$12.57	$25.21	$15.92	$—

Cost of Investments	$633,567	$932,152	$5,033	$160,199
Market Value of Securities on loan	137,202	213,224	—	35,861

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   65

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Fund (a)		Micro Cap Fund (a)			Small Cap Core Fund (a)		Small Cap Equity Fund (a)
	Period Ended 6/30/2006	Year Ended 12/31/2005	Period Ended 6/30/2006	Year Ended 12/31/2005		Period Ended 6/30/2006	Year Ended 12/31/2005	Period Ended 6/30/2006	Year Ended 12/31/2005
INVESTMENT INCOME:
Dividend income	$287	$352	$5	$1		$5,324	$8,461	$3,127	$3,618
Dividend income from affiliates (b)	78	124	4	1		456	689	585	532
Interest income	—	—	—	—		31	60	—	—
Income from securities lending (net)	202	121	—	—		689	685	134	74
Foreign taxes withheld	—	(2)	—	—		(2)	(12)	—	—
Total investment income	567	595	9	2		6,498	9,883	3,846	4,224
EXPENSES:
Investment advisory fees	657	1,143	34	11		3,606	5,386	2,032	2,610
Administration fees	103	197	3	1		565	929	319	446
Distribution fees:
Class A	103	176	1	—	(c)	—	—	317	403
Class B	162	388	—	—		—	—	75	109
Class C	188	279	2	1		—	—	64	27
Shareholder servicing fees:
Class A	103	177	1	—	(c)	—	—	317	403
Class B	54	129	—	—		—	—	25	37
Class C	63	93	1	—	(c)	—	—	21	9
R Class	—	—	—	—		—	—	— (c)	—
Select Class	33	41	5	2		1,387	2,072	418	555
Custodian and accounting fees	32	45	14	5		36	144	29	29
Interest expense	2	1	—	—		—	—	—	1
Professional fees	47	44	51	22		40	56	43	54
Trustees’ and Officers’ fees	2	3	— (c)	—	(c)	11	12	7	9
Printing and mailing costs	64	72	6	1		120	39	71	71
Registration and filing fees	20	52	14	1		1	113	57	53
Transfer agent fees	406	493	4	2		10	10	142	284
Other	— (c)	1	3	1		8	30	1	37
Total expenses	2,039	3,334	139	47		5,784	8,791	3,938	5,137
Less amounts waived	(293)	(264)	(44)	(14)		(1,343)	(2,157)	(564)	(729)
Less earnings credits	(1)	(2)	— (c)	—		(3)	(4)	(3)	(1)
Less expense reimbursements	—	—	(52)	(20)		—	—	—	—
Net expenses	1,745	3,068	43	13		4,438	6,630	3,371	4,407
Net investment income (Loss)	(1,178)	(2,473)	(34)	(11)		2,060	3,253	475	(183)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	22,192	16,807	312	43		50,144	11,584	25,118	41,601
Futures	—	—	—	—		(1,190)	241	—	—
Net realized gain (loss)	22,192	16,807	312	43		48,954	11,825	25,118	41,601
Change in net unrealized appreciation (depreciation) of:
Investments	(10,059)	(6,041)	(12)	126		4,641	13,706	12,976	7,373
Futures	—	—	—	—		1,495	(1,024)	—	—
Change in net unrealized appreciation (depreciation)	(10,059)	(6,041)	(12)	126		6,136	12,682	12,976	7,373
Net realized/unrealized gains (losses)	12,133	10,766	300	169		55,090	24,507	38,094	48,974
Change in net assets resulting from operations	$10,955	$8,293	$266	$158		$57,150	$27,760	$38,569	$48,791

(a) The Fund changed its fiscal year end from December 31 to June 30.

(b)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see fees and other transactions with Affiliates in the Notes to Financial Statements.

(c) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund (a)		U.S. Small Company Fund (b)
	Year Ended 6/30/2006	Year Ended 6/30/2006	Year Ended 6/30/2006		Period Ended 6/30/2006	Year Ended 12/31/2005
INVESTMENT INCOME:
Dividend income	$1,175	$13,301	$23		$737	$2,010
Dividend income from affiliates (c)	366	915	3		80	106
Interest income	—	48	—		6	9
Income from securities lending (net)	1,072	552	—		97	20
Foreign taxes withheld	(4)	(1)	—		—	(3)
Total investment income	2,609	14,815	26		920	2,142
EXPENSES:
Investment advisory fees	3,978	5,751	17		459	1,073
Administration fees	634	916	2		78	202
Distribution fees:
Class A	221	396	—	(d)	—	—
Class B	208	262	—		—	—
Class C	112	345	2		—	—
Shareholder servicing fees:
Class A	221	396	—	(d)	—	—
Class B	70	87	—		—	—
Class C	37	115	—	(d)	—	—
R Class	—	— (c)	—		—	—
Select Class	56	1,479	4		128	292
Institutional Class	1,062	—	—		25	62
Custodian and accounting fees	67	104	10		46	138
Interest expense	18	—	—	(d)	3	2
Professional fees	46	50	48		55	53
Trustees’ and Officers’ fees	12	12	—	(d)	1	2
Printing and mailing costs	81	132	7		18	24
Registration and filing fees	57	46	9		12	33
Transfer agent fees	514	530	3		32	42
Other	23	27	5		3	10
Total expenses	7,417	10,648	107		860	1,933
Less amounts waived	(775)	(814)	(23)		(128)	(235)
Less earnings credits	(2)	(12)	—	(d)	— (d)	—
Less expense reimbursements	—	—	(58)		—	—
Less reimbursements for legal matters	(2)	(2)	—		—
Net expenses	6,638	9,820	26		732	1,698
Net investment income (Loss)	(4,029)	4,995	—	(d)	188	444
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	90,219	94,653	51		10,819	14,189
Futures	—	2,163	—		18	75
Net realized gain (loss)	90,219	96,816	51		10,837	14,264
Change in net unrealized appreciation (depreciation) of:
Investments	11,422	15,169	(20)		(337)	(8,794)
Futures	—	778	—		209	(179)
Change in net unrealized appreciation (depreciation)	11,422	15,947	(20)		(128)	(8,973)
Net realized/unrealized gains (losses)	101,641	112,763	31		10,709	5,291
Change in net assets resulting from operations	$97,612	$117,758	$31		$10,897	$5,735

(a) Commencement of operations was February 28, 2006

(b) The Fund changed its fiscal year end from December 31 to June 30.

(c)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see fees and other transactions with Affiliates in the Notes to Financial Statements.

(d) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Fund (a)			Micro Cap Fund (a)
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006	Period Ended 12/31/2005 (b)
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,178)	$(2,473)	$(2,722)	$(34)	$(11)
Net realized gain (loss)	22,192	16,807	37,317	312	43
Change in net unrealized appreciation (depreciation)	(10,059)	(6,041)	(18,399)	(12)	126
Change in net assets resulting from operations	10,955	8,293	16,196	266	158

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net realized gains	—	(5,187)	—	—	—
Class B Shares
From net realized gains	—	(3,103)	—	—	—
Class C Shares
From net realized gains	—	(3,097)	—	—	—
Select Class Shares
From net realized gains	—	(1,484)	—	—	—
Total distributions to shareholders	—	(12,871)	—	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	12,528	(4,922)	(15,717)	—	5,000

NET ASSETS:
Change in net assets	23,483	(9,500)	479	266	5,158
Beginning of period	182,344	191,844	191,365	5,158	—
End of period	$205,827	$182,344	$191,844	$5,424	$5,158
Accumulated undistributed (distributions in excess of) net investment income	$(10)	$(6)	$(7)	$— (c)	$—	(c)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was October 31, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

	Small Cap Core Fund (a)			Small Cap Equity Fund (a)
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,060	$3,253	$920	$475	$(183)	$(1,977)
Net realized gain (loss)	48,954	11,825	100,058	25,118	41,601	276,109
Change in net unrealized appreciation (depreciation)	6,136	12,682	(27,707)	12,976	7,373	(93,478)
Change in net assets resulting from operations	57,150	27,760	73,271	38,569	48,791	180,654

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net realized gains	—	—	—	—	(23,198)	(16,153)
Class B Shares
From net realized gains	—	—	—	—	(2,173)	(2,612)
Class C Shares
From net realized gains	—	—	—	—	(1,082)	—
Select Class Shares
From net investment income	—	(3,562)	(605)	—	—	—
From net realized gains	—	(18,037)	(87,711)	—	(26,717)	(93,537)
Total distributions to shareholders	—	(21,599)	(88,316)	—	(53,170)	(112,302)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	232,031	(93,994)	532,830	172,437	128,051	(457,947)

NET ASSETS:
Change in net assets	289,181	(87,833)	517,785	211,006	123,672	(389,595)
Beginning of period	815,905	903,738	385,953	480,542	356,870	746,465
End of period	$1,105,086	$815,905	$903,738	$691,548	$480,542	$356,870
Accumulated undistributed (distributions in excess of) net investment income	$2,044	$(17)	$249	$452	$(15)	$(8)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended 6/30/2006	Year Ended 6/30/2005	Year Ended 6/30/2006	Year Ended 6/30/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(4,029)	$(4,316)	$4,995	$5,817
Net realized gain (loss)	90,219	179,792	96,816	200,389
Change in net unrealized appreciation (depreciation) of investments	11,422	(124,319)	15,947	(90,737)
Change in net assets resulting from operations	97,612	51,157	117,758	115,469

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	—	—	(882)	(702)
From net realized gains	(16,738)	(445)	(24,584)	(12,953)
Class B Shares
From net investment income	—	—	(34)	(44)
From net realized gains	(5,869)	(170)	(5,856)	(3,671)
Class C Shares
From net investment income	—	—	(47)	(56)
From net realized gains	(2,934)	(60)	(7,696)	(4,438)
R Class (a)
From net investment income	—	—	(8)	—
Select Class Shares
From net investment income	—	—	(4,529)	(4,679)
From net realized gains	(79,190)	(2,906)	(91,770)	(69,255)
Institutional Class Shares
From net realized gains	(9,954)	—	—	—
Ultra Shares
From net investment income	—	—	(506)	(127)
From net realized gains	—	—	(9,611)	—
Total distributions to shareholders	(114,685)	(3,581)	(145,523)	(95,925)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(46,975)	(174,024)	48,809	(210,621)

NET ASSETS:
Change in net assets	(64,048)	(126,448)	21,044	(191,077)
Beginning of period	640,653	767,101	873,855	1,064,932
End of period	$576,605	$640,653	$894,899	$873,855
Accumulated undistributed (distributions in excess of) net investment income	$(16)	$(13)	$(1,154)	$185

(a)	Commencement of offering of R Class Shares on May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

	Strategic Small Cap Value Fund		U.S. Small Company Fund (a)
	Period Ended 6/30/2006 (b)		Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$—	(c)	$188	$444	$(249)
Net realized gain (loss)	51		10,837	14,264	89,186
Change in net unrealized appreciation (depreciation)	(20)		(128)	(8,973)	(62,529)
Change in net assets resulting from operations	31		10,897	5,735	26,408

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class Shares
From net investment income	—		—	(57)	—
From net realized gains	—		—	(11,711)	(15,506)
Institutional Class Shares
From net investment income	—		—	(105)	—
From net realized gains	—		—	(4,879)	(12,738)
Total distributions to shareholders	—		—	(16,752)	(28,244)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,000		(9,721)	(51,097)	(126,815)

NET ASSETS:
Change in net assets	5,031		1,176	(62,114)	(128,651)
Beginning of period	—		148,693	210,807	339,458
End of period	$5,031		$149,869	$148,693	$210,807
Accumulated undistributed (distributions in excess of) net investment income	$—	(c)	$382	$236	$3

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was February 28, 2006.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Fund (a)			Micro Cap Fund (a)
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006	Period Ended 12/31/2005 (b)
CAPITAL TRANSACTIONS
Class A Shares
Proceeds from shares issued	$15,085	$24,711	$27,956	$—	$500
Dividends reinvested	—	4,256	—	—	—
Cost of shares redeemed	(13,329)	(36,245)	(38,856)	—	—
Change in net assets from Class A capital transactions	$1,756	$(7,278)	$(10,900)	$—	$500
Class B Shares
Proceeds from shares issued	$10,993	$11,910	$11,257	$—	$—
Dividends reinvested	—	1,792	—	—	—
Cost of shares redeemed	(14,580)	(33,000)	(16,973)	—	—
Change in net assets from Class B capital transactions	$(3,587)	$(19,298)	$(5,716)	$—	$—
Class C Shares
Proceeds from shares issued	$17,083	$22,694	$19,086	$—	$500
Dividends reinvested	—	310	—	—	—
Cost of shares redeemed	(8,036)	(13,026)	(10,644)	—	—
Change in net assets from Class C capital transactions	$9,047	$9,978	$8,442	$—	$500
Select Class Shares
Proceeds from shares issued	$15,037	$18,995	$7,516	$—	$4,000
Dividends reinvested	—	458	—	—	—
Cost of shares redeemed	(9,725)	(7,777)	(15,059)	—	—
Change in net assets from Select Class capital transactions	$5,312	$11,676	$(7,543)	$—	$4,000

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was October 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

	Small Cap Core Fund (a)			Small Cap Equity Fund (a)
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$—	$—	$—	$89,205	$118,256	$52,477
Dividends reinvested	—	—	—	—	21,186	14,234
Cost of shares redeemed	—	—	—	(29,926)	(55,772)	(33,952)
Change in net assets from Class A capital transactions	$—	$—	$—	$59,279	$83,670	$32,759
Class B Shares
Proceeds from shares issued	$—	$—	$—	$6,770	$7,244	$2,578
Dividends reinvested	—	—	—	—	1,784	2,411
Cost of shares redeemed	—	—	—	(2,763)	(8,133)	(11,902)
Change in net assets from Class B capital transactions	$—	$—	$—	$4,007	$895	$(6,913)
Class C Shares (b)
Proceeds from shares issued	$—	$—	$—	$11,967	$11,282	$—
Dividends reinvested	—	—	—	—	812	—
Cost of shares redeemed	—	—	—	(1,106)	(851)	—
Change in net assets from Class C capital transactions	$—	$—	$—	$10,861	$11,243	$—
R Class Shares (d)
Proceeds from shares issued	$—	$—	$—	$4,130	$—	$—
Dividends reinvested	—	—	—	—	—	—
Cost of shares redeemed	—	—	—	— (c)	—	—
Change in net assets from R Class capital transactions	$—	$—	$—	$4,130	$—	$—
Select Class Shares
Proceeds from shares issued	$61,055	$75,594	$640,372	$147,091	$106,805	$141,242
Subscription in-kind (Note 9)	333,417	—	—	—	—	—
Dividends reinvested	—	18,140	76,052	—	21,272	88,631
Cost of shares redeemed	(162,441)	(187,728)	(183,594)	(52,931)	(95,834)	(195,648)
Redemption in-kind (Note 9)	—	—	—	—	—	(518,018)
Change in net assets from Select Class capital transactions	$232,031	$(93,994)	$532,830	$94,160	$32,243	$(483,793)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of Class C Shares on February 19, 2005.

(c)	Amount is less than $1,000.

(d)	Commencement of offering of R Class Shares on May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended 6/30/2006	Year Ended 6/30/2005	Year Ended 6/30/2006	Year Ended 6/30/2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$31,664	$36,533	$60,701	$42,445
Shares issued in Fund reorganization	—	1,524	—	—
Dividends reinvested	14,507	406	21,396	11,577
Cost of shares redeemed	(34,013)	(44,185)	(61,460)	(60,610)
Change in net assets from Class A capital transactions	$12,158	$(5,722)	$20,637	$(6,588)
Class B Shares
Proceeds from shares issued	$2,644	$7,560	$3,784	$1,878
Dividends reinvested	5,564	161	5,202	3,342
Cost of shares redeemed	(11,165)	(10,963)	(7,998)	(11,528)
Change in net assets from Class B capital transactions	$(2,957)	$(3,242)	$988	$(6,308)
Class C Shares
Proceeds from shares issued	$6,140	$4,655	$11,905	$4,063
Dividends reinvested	1,737	36	4,659	2,653
Cost of shares redeemed	(3,224)	(3,943)	(11,953)	(15,689)
Change in net assets from Class C capital transactions	$4,653	$748	$4,611	$(8,973)
R Class Shares (a)
Proceeds from shares issued	$—	$—	$2,972	$—
Dividends reinvested	—	—	8	— (d)
Cost of shares redeemed	—	—	—	—
Change in net assets from R Class capital transactions	$—	$—	$2,980	$—
Select Class Shares
Proceeds from shares issued	$113,362	$88,936	$139,747	$136,562
Shares issued in Fund reorganization	—	7,138	—	—
Dividends reinvested	11,237	669	25,227	15,176
Redemption in-kind	—	(55,096)	—	(140,566)
Cost of shares redeemed	(192,803)	(263,509)	(172,907)	(232,390)
Change in net assets from Select Class capital transactions	$(68,204)	$(221,862)	$(7,933)	$(221,218)
Institutional Class Shares (b)
Proceeds from shares issued	$21,424	$55,142	$—	$—
Shares issued in Fund reorganization	—	3,614	—	—
Dividends reinvested	2,434	—	—	—
Cost of shares redeemed	(16,483)	(2,702)	—	—
Change in net assets from Institutional Class capital transactions	$7,375	$56,054	$—	$—
Ultra Shares (c)
Proceeds from shares issued	$—	$—	$32,450	$51,660
Dividends reinvested	—	—	3,849	85
Cost of shares redeemed	—	—	(8,773)	(19,279)
Change in net assets from Ultra capital transactions	$—	$—	$27,526	$32,466

(a)	Commencement of offering of R Class Shares on May 15, 2006.

(b)	Commencement of offering of Institutional Class Shares on February 19, 2005.

(c)	Commencement of offering of Ultra Shares on February 22, 2005.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

	Strategic Small Cap Value Fund	U.S. Small Company Fund (a)
	Year Ended 6/30/2006 (b)	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$500	$—	$—	$—
Change in net assets from Class A capital transactions	$500	$—	$—	$—
Class C Shares
Proceeds from shares issued	$500	$—	$—	$—
Change in net assets from Class C capital transactions	$500	$—	$—	$—
Select Class Shares
Proceeds from shares issued	$4,000	$5,420	$39,707	$21,554
Dividends reinvested	—	—	9,746	13,051
Cost of shares redeemed	—	(19,858)	(61,397)	(97,302)
Change in net assets from Select Class capital transactions	$4,000	$(14,438)	$(11,944)	$(62,697)
Institutional Class Shares
Proceeds from shares issued	$—	$13,104	$15,205	$21,366
Dividends reinvested	—	—	2,776	6,203
Cost of shares redeemed	—	(8,387)	(57,134)	(91,687)
Change in net assets from Institutional Class capital transactions	$—	$4,717	$(39,153)	$(64,118)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Fund (a)			Micro Cap Fund (a)
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006	Period Ended 12/31/2005 (b)
SHARE TRANSACTIONS:
Class A Shares
Issued	748	1,339	1,634	—	33
Reinvested	—	233	—	—	—
Redeemed	(673)	(2,025)	(2,293)	—	—
Change in Class A Shares	75	(453)	(659)	—	33
Class B Shares
Issued	578	695	693	—	—
Reinvested	—	105	—	—	—
Redeemed	(779)	(1,905)	(1,057)	—	—
Change in Class B Shares	(201)	(1,105)	(364)	—	—
Class C Shares
Issued	910	1,329	1,186	—	33
Reinvested	—	18	—	—	—
Redeemed	(432)	(764)	(673)	—	—
Change in Class C Shares	478	583	513	—	33
Select Class Shares
Issued	725	1,033	427	—	267
Reinvested	—	24	—	—	—
Redeemed	(477)	(412)	(859)	—	—
Change in Select Class Shares	248	645	(432)	—	267

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was October 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

	Small Cap Core Fund (a)			Small Cap Equity Fund (a)
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
SHARE TRANSACTIONS:
Class A Shares
Issued	—	—	—	3,138	4,355	1,991
Reinvested	—	—	—	—	784	548
Redeemed	—	—	—	(1,058)	(2,049)	(1,334)
Change in Class A Shares	—	—	—	2,080	3,090	1,205
Class B Shares
Issued	—	—	—	268	294	108
Reinvested	—	—	—	—	74	102
Redeemed	—	—	—	(109)	(338)	(500)
Change in Class B Shares	—	—	—	159	30	(290)
Class C Shares (b)
Issued	—	—	—	471	454	—
Reinvested	—	—	—	—	34	—
Redeemed	—	—	—	(44)	(32)	—
Change in Class C Shares	—	—	—	427	456	—
R Class Shares (d)
Issued	—	—	—	142	—	—
Redeemed	—	—	—	— (c)	—	—
Change in R Class Shares	—	—	—	142	—	—
Select Class Shares
Issued	1,279	1,766	14,251	4,906	3,737	5,240
Subscription in-kind (Note 9)	6,997	—	—	—	—	—
Reinvested	—	407	1,769	—	737	3,235
Redeemed	(3,415)	(4,422)	(3,918)	(1,744)	(3,391)	(7,291)
Redemption in-kind (Note 9)	—	—	—	—	—	(18,885)
Change in Select Class Shares	4,861	(2,249)	12,102	3,162	1,083	(17,701)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of Class C Shares on February 19, 2005.

(c)	Amount is less than 1,000.

(d)	Commencement of offering of R Class Shares on May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended 6/30/2006	Year Ended 6/30/2005	Year Ended 6/30/2006	Year Ended 6/30/2005
SHARE TRANSACTIONS:
Class A Shares
Issued	2,560	3,141	2,471	1,751
Shares issued in Fund reorganization	—	123	—	—
Reinvested	1,299	32	953	473
Redeemed	(2,785)	(3,680)	(2,510)	(2,493)
Change in Class A Shares	1,074	(384)	914	(269)
Class B Shares
Issued	242	706	168	82
Reinvested	557	14	250	146
Redeemed	(1,014)	(998)	(350)	(510)
Change in Class B Shares	(215)	(278)	68	(282)
Class C Shares
Issued	542	414	534	178
Reinvested	169	3	226	117
Redeemed	(281)	(354)	(527)	(692)
Change in Class C Shares	430	63	233	(397)
R Class Shares (b)
Issued	—	—	126	—
Reinvested	—	—	— (a)	—
Change in R Class Shares	—	—	126	—
Select Class Shares
Issued	9,486	7,477	5,781	5,518
Shares issued in Fund reorganization	—	567	—	—
Reinvested	984	52	1,094	606
Redeemed	(15,214)	(26,092)	(6,887)	(15,128)
Change in Select Class Shares	(4,744)	(17,996)	(12)	(9,004)
Institutional Class Shares (c)
Issued	1,752	4,341	—	—
Shares issued in Fund reorganization	—	288	—	—
Reinvested	213	—	—	—
Redeemed	(1,283)	(211)	—	—
Change in Institutional Class Shares	682	4,418	—	—
Ultra Shares (d)
Issued	—	—	1,292	2,069
Reinvested	—	—	167	3
Redeemed	—	—	(369)	(761)
Change in Ultra Shares	—	—	1,090	1,311

(a) Amount is less than 1,000.

(b) Commencement of offering of R Class Shares on May 15, 2006.

(c) Commencement of offering for Institutional Class Shares on February 19, 2005.

(d) Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

	Strategic Small Cap Value Fund	U.S. Small Company Fund (a)
	Year Ended 6/30/2006 (b)	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
SHARE TRANSACTIONS:
Class A Shares
Issued	33	—	—	—
Change in Class A Shares	33	—	—	—
Class C Shares
Issued	33	—	—	—
Change in Class C Shares	33	—	—	—
Select Class Shares
Issued	267	379	3,118	1,535
Reinvested	—	—	736	962
Redeemed	—	(1,402)	(4,604)	(7,032)
Change in Select Class Shares	267	(1,023)	(750)	(4,535)
Institutional Class Shares
Issued	—	907	1,169	1,563
Reinvested	—	—	209	458
Redeemed	—	(592)	(4,435)	(6,617)
Change in Institutional Class Shares	—	315	(3,057)	(4,596)

(a)	Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Dynamic Small Cap Fund
January 1, 2006 to June 30, 2006 (d)	$18.12	$(0.09	)(g)	$1.31	$1.22	$—	$—	$—
Year Ended December 31, 2005	18.46	(0.21	)(g)	1.20	0.99	—	(1.33)	(1.33)
Year Ended December 31, 2004	16.81	(0.19	)(g)	1.84	1.65	—	—	—
Year Ended December 31, 2003	12.14	(0.16	)(g)	4.83	4.67	—	—	—
Year Ended December 31, 2002	15.72	(0.18)		(3.40)	(3.58)	—	—	—
November 1, 2001 to December 31, 2001 (e)	14.21	(0.03)		1.54	1.51	—	—	—
Year Ended October 31, 2001	24.54	(0.24)		(6.71)	(6.95)	—	(3.38)	(3.38)

Micro Cap Fund
January 1, 2006 to June 30, 2006 (d)	15.47	(0.11)		0.90	0.79	—	—	—
October 31, 2005 (f) to December 31, 2005	15.00	(0.04)		0.51	0.47	—	—	—

Small Cap Equity Fund
January 1, 2006 to June 30, 2006 (d)	26.30	(0.01	)(g)	2.01	2.00	—	—	—
Year Ended December 31, 2005	26.44	(0.08	)(g)	3.36	3.28	—	(3.42)	(3.42)
Year Ended December 31, 2004	24.11	(0.17	)(g)	6.33	6.16	—	(3.83)	(3.83)
Year Ended December 31, 2003	17.68	(0.15	)(g)	6.58	6.43	—	—	—
Year Ended December 31, 2002	21.53	(0.15	)(g)	(3.57)	(3.72)	—	(0.13)	(0.13)
November 1, 2001 to December 31, 2001 (e)	19.64	(0.03	)(g)	1.92	1.89	—	—	—
Year Ended October 31, 2001	27.89	(0.10)		(4.26)	(4.36)	—	(3.89)	(3.89)

Small Cap Growth Fund
Year Ended June 30, 2006	12.54	(0.08)		2.03	1.95	—	(2.58)	(2.58)
Year Ended June 30, 2005	11.73	(0.11)		0.98	0.87	—	(0.06)	(0.06)
Year Ended June 30, 2004	8.76	(0.07)		3.04	2.97	—	—	—
Year Ended June 30, 2003	9.14	(0.05)		(0.33)	(0.38)	—	—	—
Year Ended June 30, 2002	10.39	(0.08)		(1.17)	(1.25)	—	—	—

Small Cap Value Fund
Year Ended June 30, 2006	25.00	0.11	(g)	3.11	3.22	(0.13)	(4.20)	(4.33)
Year Ended June 30, 2005	24.38	0.13		2.78	2.91	(0.11)	(2.18)	(2.29)
Year Ended June 30, 2004	18.05	0.02		6.33	6.35	(0.02)	—	(0.02)
Year Ended June 30, 2003	20.81	0.07		(1.78)	(1.71)	(0.07)	(0.98)	(1.05)
Year Ended June 30, 2002	19.20	0.09		2.73	2.82	(0.09)	(1.12)	(1.21)

Strategic Small Cap Value Fund
February 28, 2006 (f) to June 30, 2006	15.00	(0.01	)(g)	0.10	0.09	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from October 31 to December 31.

(f)	Commencement of operations.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

			Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$19.34	6.73%	$82,529	1.50%	(0.94)%	1.82%	86%
18.12	5.29	75,940	1.50	(1.16)	1.67	143
18.46	9.82	86,000	1.50	(1.14)	1.73	112
16.81	38.47	89,000	1.50	(1.19)	1.86	55
12.14	(22.77)	82,000	1.50	(1.20)	1.82	52
15.72	10.63	125,000	1.50	(1.21)	1.63	8
14.21	(30.60)	120,000	1.50	(1.13)	1.64	57

16.26	5.11	542	1.70	(1.38)	5.19	45
15.47	3.13	516	1.70	(1.43)	5.58	8

28.30	7.60	284,104	1.28	(0.05)	1.36	21
26.30	12.39	209,321	1.35	(0.28)	1.41	70
26.44	26.13	129,000	1.38	(0.66)	1.62	44
24.11	36.37	88,000	1.38	(0.75)	1.65	38
17.68	(17.30)	77,000	1.38	(0.74)	1.40	51
21.53	9.62	71,000	1.38	(0.81)	1.38	6
19.64	(16.62)	67,000	1.39	(0.80)	1.40	47

11.91	16.96	90,963	1.25	(0.82)	1.39	97
12.54	7.40	82,281	1.24	(0.78)	1.36	129
11.73	33.90	81,501	1.24	(0.72)	1.34	62
8.76	(4.16)	57,896	1.28	(0.70)	1.39	95
9.14	(12.03)	52,918	1.30	(0.90)	1.41	119

23.89	14.07	164,506	1.25	0.43	1.36	45
25.00	12.20	149,283	1.25	0.53	1.37	57
24.38	35.21	152,126	1.23	0.10	1.35	41
18.05	(7.72)	93,133	1.25	0.46	1.37	46
20.81	15.50	96,595	1.23	0.48	1.35	40

15.09	0.60	503	1.60	(0.15)	6.50	28

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Dynamic Small Cap Fund
January 1, 2006 to June 30, 2006 (d)	$16.97	$(0.14	)(f)	$1.24	$1.10	$—	$—	$—
Year Ended December 31, 2005	17.47	(0.29	)(f)	1.12	0.83	—	(1.33)	(1.33)
Year Ended December 31, 2004	16.01	(0.28	)(f)	1.74	1.46	—	—	—
Year Ended December 31, 2003	11.63	(0.24	)(f)	4.62	4.38	—	—	—
Year Ended December 31, 2002	15.16	(0.27)		(3.26)	(3.53)	—	—	—
November 1, 2001 to December 31, 2001 (e)	13.72	(0.04)		1.48	1.44	—	—	—
Year Ended October 31, 2001	23.96	(0.23)		(6.63)	(6.86)	—	(3.38)	(3.38)

Small Cap Equity Fund
January 1, 2006 to June 30, 2006 (d)	23.44	(0.07	)(f)	1.79	1.72	—	—	—
Year Ended December 31, 2005	24.01	(0.20	)(f)	3.05	2.85	—	(3.42)	(3.42)
Year Ended December 31, 2004	22.34	(0.34	)(f)	5.84	5.50	—	(3.83)	(3.83)
Year Ended December 31, 2003	16.50	(0.27	)(f)	6.11	5.84	—	—	—
Year Ended December 31, 2002	20.26	(0.29	)(f)	(3.34)	(3.63)	—	(0.13)	(0.13)
November 1, 2001 to December 31, 2001 (e)	18.50	(0.05	)(f)	1.81	1.76	—	—	—
Year Ended October 31, 2001	26.73	(0.09)		(4.25)	(4.34)	—	(3.89)	(3.89)

Small Cap Growth Fund
Year Ended June 30, 2006	11.50	(0.23)		1.93	1.70	—	(2.58)	(2.58)
Year Ended June 30, 2005	10.84	(0.23)		0.95	0.72	—	(0.06)	(0.06)
Year Ended June 30, 2004	8.15	(0.15)		2.84	2.69	—	—	—
Year Ended June 30, 2003	8.57	(0.11)		(0.31)	(0.42)	—	—	—
Year Ended June 30, 2002	9.82	(0.14)		(1.11)	(1.25)	—	—	—

Small Cap Value Fund
Year Ended June 30, 2006	23.49	(0.04	)(f)	2.90	2.86	(0.02)	(4.20)	(4.22)
Year Ended June 30, 2005	23.11	(0.09)		2.68	2.59	(0.03)	(2.18)	(2.21)
Year Ended June 30, 2004	17.22	(0.13)		6.02	5.89	—	—	—
Year Ended June 30, 2003	19.97	(0.04)		(1.72)	(1.76)	(0.01)	(0.98)	(0.99)
Year Ended June 30, 2002	18.52	(0.03)		2.61	2.58	(0.01)	(1.12)	(1.13)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from October 31 to December 31.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

			Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$18.07	6.48%	$40,478	2.10%	(1.54)%	2.32%	86%
16.97	4.66	41,440	2.06	(1.72)	2.15	143
17.47	9.12	62,000	2.12	(1.76)	2.23	112
16.01	37.66	63,000	2.12	(1.81)	2.35	55
11.63	(23.28)	48,000	2.12	(1.82)	2.32	52
15.16	10.50	72,000	2.12	(1.83)	2.12	8
13.72	(31.02)	67,000	2.13	(1.75)	2.14	57

25.16	7.34	22,370	1.78	(0.55)	1.86	21
23.44	11.85	17,106	1.87	(0.83)	1.91	70
24.01	25.22	17,000	2.12	(1.43)	2.12	44
22.34	35.39	22,000	2.12	(1.49)	2.21	38
16.50	(17.94)	23,000	2.12	(1.50)	2.16	51
20.26	9.51	42,000	2.12	(1.55)	2.12	6
18.50	(17.37)	39,000	2.13	(1.54)	2.14	47

10.62	16.25	24,434	1.85	(1.43)	1.89	97
11.50	6.62	28,918	1.94	(1.48)	1.96	129
10.84	33.01	30,280	1.99	(1.47)	1.99	62
8.15	(4.90)	23,044	2.03	(1.45)	2.04	95
8.57	(12.73)	23,792	2.05	(1.65)	2.06	119

22.13	13.36	34,158	1.85	(0.18)	1.86	45
23.49	11.42	34,648	1.94	(0.17)	1.96	57
23.11	34.20	40,608	1.98	(0.65)	2.00	41
17.22	(8.39)	27,754	2.00	(0.29)	2.02	46
19.97	14.65	30,017	1.98	(0.27)	2.00	40

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Dynamic Small Cap Fund
January 1, 2006 to June 30, 2006 (d)	$16.95	$(0.14	)(g)	$1.23	$1.09	$—	$—	$—
Year Ended December 31, 2005	17.44	(0.30	)(g)	1.14	0.84	—	(1.33)	(1.33)
Year Ended December 31, 2004	15.98	(0.28	)(g)	1.74	1.46	—	—	—
Year Ended December 31, 2003	11.61	(0.25	)(g)	4.62	4.37	—	—	—
Year Ended December 31, 2002	15.13	(0.21)		(3.31)	(3.52)	—	—	—
November 1, 2001 to December 31, 2001 (e)	13.70	(0.04)		1.47	1.43	—	—	—
Year Ended October 31, 2001	23.93	(0.23)		(6.62)	(6.85)	—	(3.38)	(3.38)

Micro Cap Fund
January 1, 2006 to June 30, 2006 (d)	15.46	(0.16)		0.90	0.74	—	—	—
October 31, 2005 (f) to December 31, 2005	15.00	(0.05)		0.51	0.46	—	—	—

Small Cap Equity Fund
January 1, 2006 to June 30, 2006 (d)	23.43	(0.06	)(g)	1.77	1.71	—	—	—
February 19, 2005 (h) to December 31, 2005	24.08	(0.14	)(g)	2.91	2.77	—	(3.42)	(3.42)

Small Cap Growth Fund
Year Ended June 30, 2006	11.77	(0.09)		1.84	1.75	—	(2.58)	(2.58)
Year Ended June 30, 2005	11.09	(0.15)		0.89	0.74	—	(0.06)	(0.06)
Year Ended June 30, 2004	8.34	(0.14)		2.89	2.75	—	—	—
Year Ended June 30, 2003	8.76	(0.07)		(0.35)	(0.42)	—	—	—
Year Ended June 30, 2002	10.04	(0.10)		(1.18)	(1.28)	—	—	—

Small Cap Value Fund
Year Ended June 30, 2006	23.39	(0.04	)(g)	2.89	2.85	(0.02)	(4.20)	(4.22)
Year Ended June 30, 2005	23.02	(0.08)		2.66	2.58	(0.03)	(2.18)	(2.21)
Year Ended June 30, 2004	17.15	(0.13)		6.00	5.87	—	—	—
Year Ended June 30, 2003	19.91	(0.04)		(1.73)	(1.77)	(0.01)	(0.98)	(0.99)
Year Ended June 30, 2002	18.48	(0.01)		2.58	2.57	(0.02)	(1.12)	(1.14)

Strategic Small Cap Value Fund
February 28, 2006 (f) to June 30, 2006	15.00	(0.03	)(g)	0.09	0.06	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from October 31 to December 31.

(f)	Commencement of operations.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

			Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$18.04	6.43%	$54,608	2.10%	(1.54)%	2.32%	86%
16.95	4.73	43,211	2.06	(1.72)	2.18	143
17.44	9.14	34,000	2.12	(1.76)	2.23	112
15.98	37.64	23,000	2.12	(1.82)	2.35	55
11.61	(23.26)	10,000	2.12	(1.82)	2.32	52
15.13	10.44	11,000	2.12	(1.83)	2.12	8
13.70	(31.02)	10,000	2.13	(1.76)	2.14	57

16.20	4.79	540	2.20	(1.88)	5.69	45
15.46	3.07	515	2.20	(1.93)	6.08	8

25.14	7.30	22,209	1.77	(0.51)	1.86	21
23.43	11.48	10,678	1.85	(0.49)	1.91	70

10.94	16.31	16,589	1.85	(1.42)	1.89	97
11.77	6.65	12,794	1.93	(1.47)	1.95	129
11.09	32.97	11,362	1.99	(1.47)	1.99	62
8.34	(4.79)	6,166	2.03	(1.43)	2.04	95
8.76	(12.75)	2,819	2.05	(1.65)	2.06	119

22.02	13.38	47,012	1.85	(0.18)	1.86	45
23.39	11.42	44,479	1.92	(0.17)	1.95	57
23.02	34.23	52,934	1.98	(0.65)	2.00	41
17.15	(8.47)	30,383	2.00	(0.29)	2.02	46
19.91	14.68	35,923	1.98	(0.34)	2.00	40

15.06	0.40	502	2.10	(0.65)	7.00	28

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class R

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Equity Fund
May 15, 2006 (d) to June 30, 2006 (e)	$31.21	$0.05	(f)	$(0.88)	$(0.83)	$—	$—	$—

Small Cap Value Fund
May 15, 2006 (d) to June 30, 2006	24.98	0.08	(f)	(0.46)	(0.38)	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such; the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions

(d)	Commencement of offering of class of shares.

(e)	The fund has changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

			Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 30.38	(2.66)%	$ 4,297	0.65%	1.21%	0.90%	21

24.54	(1.51)	3,087	0.91	2.71	0.91	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Dynamic Small Cap Fund
January 1, 2006 to June 30, 2006 (d)	$18.65	$(0.05	)(h)	$1.35	$1.30	$—	$—	$—
Year Ended December 31, 2005	18.89	(0.14	)(h)	1.23	1.09	—	(1.33)	(1.33)
Year Ended December 31, 2004	17.13	(0.13	)(h)	1.89	1.76	—	—	—
Year Ended December 31, 2003	12.32	(0.11	)(h)	4.92	4.81	—	—	—
Year Ended December 31, 2002	15.89	(0.08)		(3.49)	(3.57)	—	—	—
November 1, 2001 to December 31, 2001 (e)	14.37	(0.02)		1.54	1.52	—	—	—
Year Ended October 31, 2001	24.65	(0.21)		(6.69)	(6.90)	—	(3.38)	(3.38)

Micro Cap Fund
January 1, 2006 to June 30, 2006 (d)	15.48	(0.09)		0.89	0.80	—	—	—
October 31, 2005 (f) to December 31, 2005	15.00	(0.03)		0.51	0.48	—	—	—

Small Cap Core Fund (g)
January 1, 2006 to June 30, 2006 (d)	43.99	0.09		3.13	3.22	—	—	—
Year Ended December 31, 2005	43.46	0.18		1.52	1.70	(0.19)	(0.98)	(1.17)
Year Ended December 31, 2004	44.39	0.09		9.51	9.60	(0.07)	(10.46)	(10.53)
Year Ended December 31, 2003	33.35	0.02		11.70	11.72	(0.01)	(0.67)	(0.68)
Year Ended December 31, 2002	40.46	0.04		(6.86)	(6.82)	(0.03)	(0.26)	(0.29)
November 1, 2001 to December 31, 2001 (e)	36.65	0.01		3.81	3.82	(0.01)	—	(0.01)
Year Ended October 31, 2001	51.12	0.10		(7.61)	(7.51)	(0.14)	(6.82)	(6.96)

Small Cap Equity Fund
January 1, 2006 to June 30, 2006 (d)	28.17	0.06	(h)	2.15	2.21	—	—	—
Year Ended December 31, 2005	27.96	0.05	(h)	3.58	3.63	—	(3.42)	(3.42)
Year Ended December 31, 2004	25.18	(0.05	)(h)	6.66	6.61	—	(3.83)	(3.83)
Year Ended December 31, 2003	18.37	(0.04	)(h)	6.85	6.81	—	—	—
Year Ended December 31, 2002	22.25	(0.04	)(h)	(3.71)	(3.75)	—	(0.13)	(0.13)
November 1, 2001 to December 31, 2001 (e)	20.27	(0.01	)(h)	1.99	1.98	—	—	—
Year Ended October 31, 2001	28.52	(0.10)		(4.26)	(4.36)	—	(3.89)	(3.89)

Small Cap Growth Fund
Year Ended June 30, 2006	12.77	(0.07)		2.09	2.02	—	(2.58)	(2.58)
Year Ended June 30, 2005	11.91	(0.06)		0.98	0.92	—	(0.06)	(0.06)
Year Ended June 30, 2004	8.87	(0.05)		3.09	3.04	—	—	—
Year Ended June 30, 2003	9.23	(0.03)		(0.33)	(0.36)	—	—	—
Year Ended June 30, 2002	10.47	(0.05)		(1.19)	(1.24)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from October 31 to December 31.

(f)	Commencement of operations.

(g)	Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

(h)	Calculated based upon average shares outstanding.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

			Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$19.95	6.97%	$ 28,212	1.10%	(0.54)%	1.57%	86%
18.65	5.70	21,753	1.10	(0.77)	1.43	143
18.89	10.27	10,000	1.10	(0.74)	1.32	112
17.13	39.04	16,000	1.10	(0.79)	1.28	55
12.32	(22.47)	12,000	1.10	(0.79)	1.22	52
15.89	10.58	8,000	1.10	(0.82)	10.33(i)	8
14.37	(30.20)	203	1.12	(0.76)	12.21(i)	57

16.28	5.17	4,342	1.45	(1.13)	4.94	45
15.48	3.20	4,127	1.45	(1.18)	5.33	8

47.21	7.32	1,105,086	0.80	0.37	1.04	24
43.99	3.90	815,905	0.80	0.39	1.06	37
43.46	22.31	904,000	0.64	0.25	1.12	170
44.39	35.20	386,000	0.60	0.04	1.10	48
33.35	(16.94)	259,000	0.51	0.10	1.11	52
40.46	10.42	317,000	0.40	0.09	1.12	7
36.65	(15.47)	299,000	0.34	0.28	1.13	50

30.38	7.85	358,568	0.85	0.38	1.11	21
28.17	12.98	243,437	0.85	0.18	1.14	70
27.96	26.81	211,000	0.85	(0.17)	1.11	44
25.18	37.07	636,000	0.85	(0.22)	1.12	38
18.37	(16.87)	502,000	0.85	(0.22)	1.09	51
22.25	9.77	532,000	0.88	(0.31)	1.10	6
20.27	(16.19)	390,000	0.88	(0.30)	1.12	47

12.21	17.25	382,257	1.00	(0.58)	1.14	97
12.77	7.62	460,265	0.99	(0.53)	1.04	129
11.91	34.27	643,958	0.99	(0.47)	0.99	62
8.87	(3.90)	447,634	1.03	(0.45)	1.04	95
9.23	(11.84)	376,910	1.05	(0.65)	1.06	119

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Value Fund
Year Ended June 30, 2006	$25.57	$0.17	(g)	$3.20	$3.37	$(0.19)	$(4.20)	$(4.39)
Year Ended June 30, 2005	24.87	0.21		2.83	3.04	(0.16)	(2.18)	(2.34)
Year Ended June 30, 2004	18.40	0.08		6.45	6.53	(0.06)	—	(0.06)
Year Ended June 30, 2003	21.19	0.11		(1.81)	(1.70)	(0.11)	(0.98)	(1.09)
Year Ended June 30, 2002	19.53	0.14		2.78	2.92	(0.14)	(1.12)	(1.26)

Strategic Small Cap Value Fund
February 28, 2006 (d) to June 30, 2006	15.00	0.01	(g)	0.09	0.10	—	—	—

U.S. Small Company Fund
January 1, 2006 to June 30, 2006 (e)	12.94	0.01		0.94	0.95	—	—	—
Year Ended December 31, 2005	13.78	0.02		0.57	0.59	(0.01)	(1.42)	(1.43)
Year Ended December 31, 2004	13.90	(0.03	)(g)	1.91	1.88	—	(2.00)	(2.00)
Year Ended December 31, 2003	9.97	0.02	(g)	3.94	3.96	(0.03)	—	(0.03)
Year Ended December 31, 2002	12.57	0.03		(2.60)	(2.57)	(0.03)	—	(0.03)
June 1, 2001 to December 31, 2001 (f)	13.43	0.04	(g)	(0.79)	(0.75)	(0.05)	(0.06)	(0.11)
Year Ended May 31, 2001	14.45	0.05		0.04	0.09	(0.03)	(1.08)	(1.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from May 31 to December 31.

(g)	Calculated based upon average shares outstanding.

(h)	Prior to September 10, 2001, U.S. Small Company Fund invested all of its investable assets in The U.S. Small Company Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of U.S. Small Company Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

			Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$24.55	14.37%	$587,203	1.00%	0.68%	1.11%	45%
25.57	12.50	611,925	0.98	0.75	1.02	57
24.87	35.55	819,264	0.98	0.36	1.00	41
18.40	(7.50)	604,837	1.00	0.70	1.02	46
21.19	15.76	629,011	0.99	0.73	1.01	40

15.10	0.67	4,026	1.35	0.10	6.25	28

13.89	7.34	95,318	1.01	0.18	1.17	22
12.94	4.18	102,003	1.01	0.18	1.14	32
13.78	13.73	119,000	1.01	(0.18)	1.15	129
13.90	39.72	156,000	1.01	0.15	1.11	78
9.97	(20.48)	199,000	1.01	0.23	1.10	90
12.57	(5.56)	286,000	1.01	0.39	1.04	48	(h)
13.43	0.75	296,000	1.01	0.35	1.01	110	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Growth Fund
Year Ended June 30, 2006	$12.77	$(0.03)		$2.07	$2.04	$—	$(2.58)	$(2.58)
February 19, 2005 (g) to June 30, 2005	12.57	(0.01)		0.21	0.20	—	—	—

U.S. Small Company Fund
January 1, 2006 to June 30, 2006 (d)	12.93	0.01		0.96	0.97	—	—	—
Year Ended December 31, 2005	13.77	0.05	(f)	0.56	0.61	(0.03)	(1.42)	(1.45)
Year Ended December 31, 2004	13.88	—	(f)	1.89	1.89	—	(2.00)	(2.00)
Year Ended December 31, 2003	9.95	0.04	(f)	3.94	3.98	(0.05)	—	(0.05)
Year Ended December 31, 2002	12.57	0.05		(2.61)	(2.56)	(0.06)	—	(0.06)
June 1, 2001 to December 31, 2001 (e)	13.34	0.05	(f)	(0.78)	(0.73)	(0.04)	—	(0.04)
Year Ended May 31, 2001	15.11	0.08		0.03	0.11	(0.09)	(1.79)	(1.88)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from May 31 to December 31.

(f)	Calculated based upon average shares outstanding.

(g)	Commencement of offering of class of shares.

(h)	Prior to September 10, 2001, U.S. Small Company Fund invested all of its investable assets in The U.S. Small Company Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of U.S. Small Company Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

			Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$12.23	17.42%	$62,362	0.85%	(0.42)%	0.99%	97%
12.77	1.59	56,395	0.85	(0.37)	1.07	57

13.90	7.50	54,551	0.83	0.37	1.02	22
12.93	4.34	46,690	0.83	0.39	0.98	32
13.77	13.82	92,000	0.83	—	0.97	129
13.88	40.03	183,000	0.83	0.33	0.95	78
9.95	(20.36)	214,000	0.83	0.41	0.93	90
12.57	(5.50)	269,000	0.82	0.57	0.86	48	(h)
13.34	0.94	410,000	0.82	0.54	0.82	110	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Value Fund
Year Ended June 30, 2006	$25.57	$0.21	(e)	$3.19	$3.40	$(0.22)	$(4.20)	$(4.42)
February 22, 2005 (d) to June 30, 2005	24.63	0.12		0.92	1.04	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

			Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$24.55	14.52%	$58,933	0.85%	0.83%	0.85%	45%
25.57	4.21	33,520	0.82	1.30	0.86	57

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPMII”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as open-end management investment companies.

The following are the (collectively, the “Funds”) covered by this report:

Classes Offered
Dynamic Small Cap Fund	Class A, Class B, Class C and Select Class
Micro Cap Fund	Class A, Class C and Select Class
Small Cap Core Fund	Select Class
Small Cap Equity Fund	Class A, Class B, Class C, R Class and Select Class
Small Cap Growth Fund	Class A, Class B, Class C, Select Class and Institutional Class
Small Cap Value Fund	Class A, Class B, Class C, R Class, Select Class and Ultra
Strategic Small Cap Value Fund	Class A, Class C and Select Class
U.S. Small Company Fund	Select Class and Institutional Class

Prior to February 19, 2005, the U.S. Small Company Fund was a separate series of J.P. Morgan Institutional Funds, Dynamic Small Cap Fund and Small Cap Equity Fund were separate series of J.P. Morgan Mutual Fund Group and Small Cap Core Fund was a separate series of J.P. Morgan Mutual Fund Select Group. Effective after the close of business on February 18, 2005, each series was reorganized and redomiciled as a separate series of JPM I.

Prior to February 19, 2005, the Small Cap Growth Fund and Small Cap Value Fund were separate series of One Group Mutual Funds. Effective after the close of business on February 18, 2005, each series was reorganized and redomiciled as a separate series of JPM II.

Effective June 30, 2006, the Dynamic Small Cap Fund, Micro Cap Fund, Small Cap Core Fund, Small Cap Equity Fund and U.S. Small Company Fund changed its fiscal year end from December 31 to June 30.

The Micro Cap Fund commenced operations on 10/31/05 as a separate series of JPM I.

The Strategic Small Cap Value Fund commenced operations on February 28, 2006, as a separate series of JPM I.

R Class Shares commenced operations on May 15, 2006, for the Small Cap Equity Fund and Small Cap Value Fund.

Effective February 28, 2005, the Small Cap Core Fund and U.S. Small Company Fund have been publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in their prospectus.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the R Class, Select Class, Institutional Class and Ultra shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A shares for which front-end sales charges have been waived may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in less than 61 days), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision

96   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s adviser determines that use of another valuation methodology is appropriate. The pricing services uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2006, the Small Cap Core Fund, Small Cap Value Fund, and U.S. Small Company Fund had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D. Securities Lending — To generate additional income, each Fund may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of non-U.S. securities outstanding during a given month. For the period ended June 30, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of the non-U.S. Securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

As of June 30, 2006, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Dynamic Small Cap Fund (a)	$14	$49,238	$48,689
Small Cap Core Fund (a)	35	268,352	263,906
Small Cap Equity Fund (a)	42	160,367	158,639
Small Cap Growth Fund (b)	45	138,669	137,202
Small Cap Value Fund (b)	63	216,232	213,224
U.S. Small Company Fund (a)	9	36,436	35,861

(a)  For the period January 1, 2006 through June 30, 2006.

(b)  For the period July 1, 2005 through June 30, 2006.

As of December 31, 2005, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Dynamic Small Cap Fund	$20	$42,643	$41,718
Small Cap Core Fund	87	197,606	191,941
Small Cap Equity Fund	28	97,572	94,938
U.S. Small Company Fund	4	38,777	37,571

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trusts are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they

98   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Dynamic Small Cap Fund	$3	$1,174	$(1,177)
Micro Cap Fund	— (h)	34	(34)
Small Cap Core Fund	(2)	1	1
Small Cap Equity Fund	(1)	(8)	9
Small Cap Growth Fund	1,600	4,026	(5,626)
Small Cap Value Fund	635	(328)	(307)
Strategic Small Cap Value Fund	(1)	1	—
U.S. Small Company Fund	1	(42)	41

(h)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to equalization and dividend distribution reclass, deferred directors’ compensation, net operating loss and REIT adjustments.

J. New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109“ (the ”Interpretation“). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Dynamic Small Cap Fund, Micro Cap Fund, Small Cap Core Fund, Small Cap Equity Fund, Strategic Small Cap Value Fund and U.S. Small Company Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Small Cap Growth Fund and Small Cap Value Fund. JPMIM is a wholly-owned subsidiary of J.P. Morgan Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMCB which is a wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Dynamic Small Cap Fund	0.65%
Micro Cap Fund	1.25
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
Strategic Small Cap Value Fund	1.00
U.S. Small Company Fund	0.60

The Advisors waived and/or reimbursed Investment Advisory fees as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund.

The amount of these waivers/reimbursements from the money market funds for the periods ended are as follows:

	Period Ended 6/30/2006		Year Ended 12/31/2005
Dynamic Small Cap Fund	$3		$7
Micro Cap Fund	—	(h)	—	(h)
Small Cap Core Fund	18		38
Small Cap Equity Fund	23		29
Strategic Small Cap Value Fund	—	(h)	—
U.S. Small Company Fund	3		6

(h)	Amount rounds to less than $1,000.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

The amount of these waivers/reimbursements from the money market funds for the periods ended are as follows (amounts in thousands):

Year Ended 6/30/2006
Small Cap Growth Fund	6
Small Cap Value Fund	21

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMCB served as the Administrator to the Funds in JPM I and was subject to the same fee agreement as above.

Prior to February 19, 2005, the Administrator received a fee for services provided to the Funds in JPM II at an annual rate of 0.20% of the first $1.5 billion of JPM II average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); 0.18% on the next $0.5 billion of JPM II average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of JPM II average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. (“BISYS”) served as the Funds’ Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Dynamic Small Cap Fund	0.25%	0.75%	0.75%
Micro Cap Fund	0.25	n/a	0.75
Small Cap Equity Fund	0.25	0.75	0.75
Small Cap Growth Fund	0.25	0.75	0.75
Small Cap Value Fund	0.25	0.75	0.75
Strategic Small Cap Value Fund	0.25	n/a	0.75

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned subsidiary of the BISYS Group, Inc., served as the exclusive underwriter for the Funds in JPM I.

Prior to February 19, 2005, the Funds in JPM II paid the Distributor a fee pursuant to prior distribution plans of 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B and Class C Shares.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the period ended June 30, 2006, the Distributor received the following amounts (in thousands):

	Front-end Sales Charge	CDSC
Dynamic Small Cap Fund	$69	$10
Small Cap Equity Fund	976	25
Small Cap Growth Fund	246	49
Small Cap Value Fund	413	63

The Distributor waived and/or reimbursed Distribution fees as outlined in Note 3.F.

100   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services effective February 19, 2005, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class
Dynamic Small Cap Fund	0.25%	0.25%	0.25%	n/a	0.25%	n/a
Micro Cap Fund	0.25	n/a	0.25	n/a	0.25	n/a
Small Cap Core Fund	n/a	n/a	n/a	n/a	0.25	n/a
Small Cap Equity Fund	0.25	0.25	0.25	0.05%	0.25	n/a
Small Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.10%
Small Cap Value Fund	0.25	0.25	0.25	0.05	0.25	n/a
Strategic Small Cap Value Fund	0.25	n/a	0.25	n/a	0.25	n/a
U.S. Small Company Fund	n/a	n/a	n/a	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the shareholder servicing agent for the Funds in JPM I. JPMCB was subject to the fee rates disclosed above.

The Distributor waived and/or reimbursed Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Prior to February 19, 2005, the Administrator was responsible for providing fund accounting services under the Management and Administration Agreement for funds in JPM II. Effective February 19, 2005, fund accounting fees were charged as an additional direct fee to the Funds.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total annual operating expenses (excluding dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class	Ultra
Dynamic Small Cap Fund	1.50%	2.12%	2.12%	n/a	1.10%	n/a	n/a
Micro Cap Fund	1.70	n/a	2.20	n/a	1.45	n/a	n/a
Small Cap Core Fund	n/a	n/a	n/a	n/a	1.00	n/a	n/a
Small Cap Equity Fund	1.38	2.12	2.12	0.65%	0.85	n/a	n/a
Small Cap Growth Fund	1.25	1.87	1.87	n/a	1.00	0.85%	n/a
Small Cap Value Fund	1.25	2.00	2.00	0.91	1.00	n/a	0.86%
Strategic Small Cap Value Fund	1.60	n/a	2.10	n/a	1.35	n/a	n/a
U.S. Small Company Fund	n/a	n/a	n/a	n/a	1.01	0.83	n/a

The contractual expense limitation agreements were in effect for the period ended June 30, 2006. Except for Small Cap Growth Fund, Small Cap Value Fund and Strategic Small Cap Value Fund, the expense limitation percentages in the table above are in place until at least April 30, 2007. For Small Cap Growth Fund and Small Cap Value Fund the expense limitation percentages in the table above are in place until October 31, 2006. For Strategic Small Cap Value Fund, the expense limitation percentages in the table above are in place until October 31, 2007.

For the period ended June 30, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Fund	$184	$25	$74	$283
Micro Cap Fund	34	3	7	44
Small Cap Core Fund	—	—	233	233
Small Cap Equity Fund	89	51	299	439
Small Cap Growth Fund	—	197	570	767
Small Cap Value Fund	—	18	761	779
Strategic Small Cap Value Fund	17	2	4	23
U.S. Small Company Fund	35	32	61	128

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Fund	$1	$9	$—	$10
Small Cap Core Fund	—	126	984	1,110
Small Cap Equity Fund	80	45	—	125
Small Cap Growth Fund	—	8	—	8
Small Cap Value Fund	—	2	33	35

For the year ended December 31, 2005, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total	Contractual Reimbursements
Dynamic Small Cap Fund	$162	$19	$76	—	$257	$—
Micro Cap Fund	11	1	2	—	14	20
Small Cap Core Fund	—	1	500	—	501	—
Small Cap Equity Fund	—	108	578	—	686	—
U.S. Small Company Fund	48	64	123	—	235	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total
Dynamic Small Cap Fund	$1	$6	$—	$—	$7
Small Cap Core Fund		184	1,472	—	1,656
Small Cap Equity Fund	—	43	—	—	43

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Fund, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are presented in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended June 30, 2006 the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

102   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

4. Investment Transactions

During the period ended June 30, 2006 purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Dynamic Small Cap Fund	$188,023	$172,062
Micro Cap Fund	2,432	2,457
Small Cap Core Fund	251,941	360,874
Small Cap Equity Fund	292,847	127,797
Small Cap Growth Fund	587,586	744,634
Small Cap Value Fund	391,350	488,441
Strategic Small Cap Value Fund	6,338	1,386
U.S. Small Company Fund	33,360	54,532

During the period ended June 30, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Fund	$244,186	$24,930	$(13,111)	$11,819
Micro Cap Fund	5,349	528	(422)	106
Small Cap Core Fund	1,209,727	212,340	(61,563)	150,777
Small Cap Equity Fund	740,119	130,541	(19,275)	111,266
Small Cap Growth Fund	636,049	106,049	(24,895)	81,154
Small Cap Value Fund	932,424	179,034	(25,248)	153,786
Strategic Small Cap Value Fund	5,033	309	(329)	(20)
U.S. Small Company Fund	160,448	32,360	(7,871)	24,489

For all of the Funds, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals and REIT adjustments.

The tax character of distributions paid during the period ended June 30, 2006 was as follows (amounts in thousands):

	Total Distributions paid from:
	Ordinary Income	Net Long-term Capital Gains	Tax Return of Capital	Total Distributions Paid
Small Cap Growth Fund	$—	$114,685	$—	$114,685
Small Cap Value Fund	12,419	133,104	—	145,523

The tax character of distributions paid during the fiscal year 2005 was as follows (amounts in thousands):

	Total Distributions paid from:
	Ordinary Income	Net Long-term Capital Gains	Total Distributions Paid
Dynamic Small Cap Fund	$—	$12,871	$12,871
Small Cap Core Fund	14,476	7,123	21,599
Small Cap Equity Fund	5,878	47,292	53,170
Small Cap Growth Fund	—	21,430	21,430
Small Cap Value Fund	4,007	90,317	94,324
U.S. Small Company Fund	4,252	12,500	16,752

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   103

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

The tax character of distributions paid during the fiscal year 2004 was as follows (amounts in thousands):

	Total Distributions paid from:
	Ordinary Income	Net Long-term Capital Gains	Total Distributions Paid
Small Cap Core Fund	$12,478	$75,838	$88,316
Small Cap Equity Fund	5,490	106,812	112,302
Small Cap Value Fund	2,790	—	2,790
U.S. Small Company Fund	—	28,244	28,244

At June 30, 2006 the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or Tax Basis Capital Loss Carryover		Unrealized Appreciation (Depreciation)
Dynamic Small Cap Fund	$13,644	$7,320		11,819
Micro Cap Fund	319	—		106
Small Cap Core Fund	9,430	41,685		150,776
Small Cap Equity Fund	10,867	18,031		111,266
Small Cap Growth Fund	33,836	33,492		81,154
Small Cap Value Fund	10,968	67,214		153,786
Strategic Small Cap Value Fund	52	—	(h)	(20)
U.S. Small Company Fund	2,058	10,285		24,489

(h)	Amount rounds to less than $1,000.

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, outstanding REIT return of capital, deferred compensation, distributions payable, and market to market futures contracts.

As of June 30, 2006, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2006	2007	2008	2009	2010	2011	2012	2013	Total
Small Cap Growth Fund	—	—	—	—	2,025	—	—	—	2,025

During the period ended June 30, 2006 Small Cap Growth Fund utilized capital loss carryforwards of $562 (in thousands).

Includes $321 (in thousands) of losses acquired from JPMorgan Small Cap Growth Fund and $1,704 (in thousands) from U.S. Small Company Opportunities Fund. A portion of the Capital Loss carryforward from business combination may be limited in future years under the code sections 381–384.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

104   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Funds did not have any outstanding borrowings from another fund or from the unsecured uncommitted credit facility. The average borrowings for the period ended June 30, 2006 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Dynamic Small Cap Fund	671	2	—	(h)
Small Cap Growth Fund	3,591	17	6
U.S. Small Company	8,193	1	1

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest Expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisers, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the “Funds’ former distributor”), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-advisor to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of JPM II and BOIA, certain current and former Trustees and One Group Mutual Funds, the predecessor to JPM II. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II will be reimbursed for all costs associated with these matters to ensure that JPM II incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   105

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

9. Transfer-In-Kind

After the close of business on February 3, 2006, two common trust funds managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the JPMorgan Small Cap Core Fund in a tax-free exchange. The common trust funds purchased Select Class Shares of the JPMorgan Small Cap Core Fund and the JPMorgan Small Cap Core Fund received portfolio securities with market values as listed below, including net unrealized appreciation of $72,731 (in thousands), in exchange for these shares. The cost basis of the portfolio securities transferred to the JPMorgan Small Cap Core Fund is equal to the common trust funds’ cost of the securities at the time of the in-kind transfer.

	Market Value of Securities Transferred to the Small Cap Core Fund (amounts in thousands)	Number of Select Class Shares Issued (amounts in thousands)
JPMorgan Chase Bank Emerging Growth Trust	$100,174	2,102
JPMorgan Chase Bank Special Equities Fund	233,243	4,895

For the period ended June 30, 2005, certain shareholders of the Funds redeemed Select Class Shares and the Funds paid the redemption proceeds primarily by means of a redemption in-kind of the Funds’ portfolio securities. Cash and portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Small Cap Growth Fund	January 21, 2005	$55,096	$10,785	Redemption-in-kind
Small Cap Value Fund	February 1, 2005	140,566	44,416	Redemption-in-kind

During the fiscal year ended December 31, 2004, certain shareholders of the Small Cap Equity Fund redeemed from the Select Class and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities. Portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amount in thousands):

	Date	Market Value	Realized Gains	Type
Small Cap Equity	12/06/04	$518,018	$159,702	Redemption-in-kind

106   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

10. Business Combinations

On August 12, 2004, the Board of Trustees of the One Group Mutual Funds, and on August 19, 2004, the Board of Trustees of the J.P. Morgan Funds, each approved management’s proposal to merge JPMorgan Small Cap Growth Fund (the “Target Fund”) into One Group Small Cap Growth Fund, (the “Acquiring Fund”). After shareholder approval was obtained, the mergers were effective after the close of business February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transactions were structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to the Agreement and Plan of reorganization, shareholders of the Target Funds received a number of shares of the corresponding class in the corresponding Acquiring Funds with a value equal to their holdings in the Target Funds as of the close of business on date of the reorganization. The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
JPMorgan Small Cap Growth Fund				$863
Class A	176	$1,524	$8.64
Select Class	106	938	8.82
Institutional Class	406	3,614	8.91
JPMorgan U.S. Small Company Opportunities Fund				801
Select Class	594	6,200	10.43

Acquiring Fund
One Group Small Cap Growth Fund				70,105
Class A	7,899	97,614	12.36
Class B	2,866	32,574	11.36
Class C	1,075	12,492	11.62
Class I	41,055	516,120	12.57

Post Reorganization
JPMorgan Small Cap Growth Fund				71,169
Class A	8,023	99,138	12.36
Class B	2,866	32,574	11.36
Class C	1,075	12,492	11.62
Select Class	41,622	523,258	12.57
Institutional Class	288	3,614	12.57

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   107

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds indicated in Note 1 of the financial statements (hereafter collectively referred to as the “Funds”) at June 30, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2006

108   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   109

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	120	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	120	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	120	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	120
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	120	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	120	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	120	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	120	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

110   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	120	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	120	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	120	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	120	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	120
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes eight registered investment companies (120 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   111

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

112   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

Name (Year of Birth), Positions Held with the Trusts	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   113

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1, 2006 to June 30, 2006	Annualized Expense Ratio
Dynamic Small Cap Fund
Class A
Actual*	$1,000.00	$1,067.30	$7.69	1.50%
Hypothetical*	1,000.00	1,017.36	7.50	1.50
Class B
Actual*	1,000.00	1,064.20	10.75	2.10
Hypothetical*	1,000.00	1,014.38	10.49	2.10
Class C
Actual*	1,000.00	1,064.90	10.75	2.10
Hypothetical*	1,000.00	1,014.38	10.49	2.10
Select Class
Actual*	1,000.00	1,069.70	5.64	1.10
Hypothetical*	1,000.00	1,019.34	5.51	1.10
Micro Cap Fund
Class A
Actual*	1,000.00	1,051.10	8.65	1.70
Hypothetical*	1,000.00	1,016.36	8.50	1.70
Class C
Actual*	1,000.00	1,048.50	11.17	2.20
Hypothetical*	1,000.00	1,013.88	10.99	2.20

114   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1, 2006 to June 30, 2006	Annualized Expense Ratio
Select Class
Actual*	$1,000.00	$1,052.90	$7.38	1.45%
Hypothetical*	1,000.00	1,017.60	7.25	1.45
Small Cap Core Fund
Select Class
Actual*	1,000.00	1,073.40	4.11	0.80
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Small Cap Equity Fund
Class A
Actual*	1,000.00	1,076.00	6.59	1.28
Hypothetical*	1,000.00	1,018.45	6.41	1.28
Class B
Actual*	1,000.00	1,073.40	9.15	1.78
Hypothetical*	1,000.00	1,015.97	8.90	1.78
Class C
Actual*	1,000.00	1,073.00	9.10	1.77
Hypothetical*	1,000.00	1,016.02	8.85	1.77
R Class
Actual**	1,000.00	973.40	0.81	0.65
Hypothetical*	1,000.00	1,021.57	3.26	0.65
Select Class
Actual*	1,000.00	1,078.50	4.38	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Small Cap Growth Fund
Class A
Actual*	1,000.00	1,078.80	6.44	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class B
Actual*	1,000.00	1,076.00	9.52	1.85
Hypothetical*	1,000.00	1,015.62	9.25	1.85
Class C
Actual*	1,000.00	1,075.80	9.52	1.85
Hypothetical*	1,000.00	1,015.62	9.25	1.85
Select Class
Actual*	1,000.00	1,080.50	5.16	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Institutional Class
Actual*	1,000.00	1,081.30	4.39	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Small Cap Value Fund
Class A
Actual*	1,000.00	1,085.80	6.46	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class B
Actual*	1,000.00	1,082.40	9.55	1.85
Hypothetical*	1,000.00	1,015.62	9.25	1.85
Class C
Actual*	1,000.00	1,082.90	9.55	1.85
Hypothetical*	1,000.00	1,015.62	9.25	1.85

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   115

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1, 2006 to June 30, 2006	Annualized Expense Ratio
R Class
Actual**	$1,000.00	$984.90	$1.14	0.91%
Hypothetical*	1,000.00	1,020.28	4.56	0.91
Select Class
Actual*	1,000.00	1,086.90	5.17	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Ultra Class
Actual*	1,000.00	1,087.70	4.40	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Strategic Small Cap Value Fund
Class A
Actual***	1,000.00	1,005.30	5.41	1.60
Hypothetical*	1,000.00	1,016.86	8.00	1.60
Class C
Actual***	1,000.00	1,004.00	7.09	2.10
Hypothetical*	1,000.00	1,014.38	10.49	2.10
Select Class
Actual***	1,000.00	1,006.70	4.56	1.35
Hypothetical*	1,000.00	1,018.10	6.76	1.35
U.S. Small Co. Fund
Select Class
Actual*	1,000.00	1,075.90	5.20	1.01
Hypothetical*	1,000.00	1,019.79	5.06	1.01
Institutional Class
Actual*	1,000.00	1,076.70	4.27	0.83
Hypothetical*	1,000.00	1,020.68	4.16	0.83

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 47/365 (to reflect the actual period).

***	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 123/365 (to reflect the actual period).

116   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2006

TAX LETTER
(Unaudited)

All Funds

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Funds with Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended June 30, 2006:

Dividend Received Deduction
Small Cap Value Fund	88.75%

Funds with Long Term Capital Gain Designation

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2006 (amounts in thousands):

Long-Term Capital Gain Distribution –15%
Small Cap Growth Fund	$116,283
Small Cap Value Fund	$133,741

Funds with Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Small Cap Value Fund	$5,105

JUNE 30, 2006        JPMORGAN SMALL CAP FUNDS   117

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	AN-SC-606

ANNUAL REPORT JUNE 30, 2006

JPMorgan Funds

Mid Cap/

Multi-Cap

Funds

JPMorgan Capital Growth Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Capital Growth Fund	2
JPMorgan Diversified Mid Cap Growth Fund	4
JPMorgan Diversified Mid Cap Value Fund	6
JPMorgan Growth Advantage Fund	8
JPMorgan Mid Cap Equity Fund	10
JPMorgan Mid Cap Value Fund	12
JPMorgan Multi-Cap Market Neutral Fund	14
JPMorgan Value Advantage Fund	16
Schedules of Portfolio Investments	18
Financial Statements	53
Financial Highlights	72
Notes to Financial Statements	92
Report of Independent Registered Public Accounting Firm	103
Trustees	104
Officers	106
Schedule of Shareholder Expenses	108
Tax Letter	111

HIGHLIGHTS

•	U.S. stocks generally positive in first half of 2006

•	Investors tried to predict interest rate hikes

•	Gross domestic product (GDP) moved sharply higher

•	Market volatility expected until interest rate picture is clearer

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Mid Cap/Multi-Cap Funds for the period ended June 30, 2006. Inside, you’ll find information detailing the performance of the Funds, along with reports from the portfolio managers.

“Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient.”

All Eyes on the Federal Reserve Board

While the U.S. stock market weakened late in the reporting period, overall it produced solid results during the last year. For much of the period, the equity market rose as investors were encouraged by overall strong economic growth and positive corporate earnings. That’s not to say there weren’t periods of unnerving volatility. A great deal of the driving forces behind the market’s ups and downs resulted from the actions of the Federal Open Market Committee (FOMC).

In February 2006, Ben Bernanke assumed the role of Federal Reserve (Fed) Board Chairman, replacing long-time fixture Alan Greenspan. The transition was less than smooth for investors, as they attempted to predict the FOMC’s future actions regarding interest rates. The FOMC’s statements first hinted that there may be a break from increasing rates and then telegraphed additional rate hikes due to fears of rising inflation. In late June, the FOMC raised short-term rates for the 17th consecutive time in late June, bringing the fed funds target rate to 5.25% — its highest level in more than five years.

Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient. After expanding 3.3% in the second quarter of 2005, third-quarter gross domestic product (GDP) advanced 4.1%. GDP then fell to 1.7% in the fourth quarter. However, the economy moved sharply higher in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003.

Stocks Produce Solid Results

The broad stock market, as measured by the S&P 500 Index, returned 8.63% for the 12 months ended June 30, 2006. The market rose in each of the first three quarters of the reporting period before taking a step backwards in mid-May on fears that additional rate hikes may adversely affect the economic expansion and temper corporate profits.

Looking more closely at the market over the 12 months, small- and mid-cap stocks outperformed their large-cap counterparts, with the Russell Midcap, Russell 2000 and Russell 1000 Indexes returning 13.66%, 14.58% and 9.08%, respectively. However, as many market pundits have anticipated, large-cap stocks generated relatively better results late in the period. After a prolonged period of lagging smaller-cap stocks, many large caps appeared attractively valued and may be better equipped to handle more moderate economic growth.

Outlook

Looking ahead, the markets could continue to experience periods of volatility until the FOMC’s interest rate stance is better understood. Coinciding with its latest rate hike in June, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Investors will likely be closely monitoring the economic “tea leaves” in an attempt to ascertain the FOMC’s next move.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   1

JPMorgan Capital Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$841,029
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Capital Growth Fund, which seeks capital growth over the long term, returned 3.96% (Class A Shares) over the six months ended June 30, 2006, the Fund’s new fiscal year-end, compared to the 2.56% return for the Russell Midcap Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the information technology, consumer discretionary and financial sectors. Stock selection in healthcare and industrials as well as an underweight in materials detracted from performance.

Alliance Data Systems Corp. was among the top contributors. The company reported first-quarter profits significantly ahead of expectations due to strong performance from its transaction services business. The company also benefited from tougher bankruptcy laws, which have reduced the level of write-offs and enhanced the bottom line. All elements of the company were strong, including organic growth of over 20% in its Canadian Air Miles Reward Program. Also contributing to performance was Amphenol Corp., a maker of electrical connectors used in aerospace applications, computers and networking equipment, to name a few. The company experienced strong results in all of its business segments, especially wireless handsets and broadband communication networks. In addition, recently acquired Amphenol TCS, a supplier of high-speed, high-density, printed circuit board interconnect products, showed strong progress and a much higher level of earnings accretion than originally anticipated.

On the negative side, Jabil Circuit Inc., a global leader in the electronic manufacturing services (EMS) industry, was among the top detractors for the period. The company announced that its fiscal third-quarter earnings would fall shy of expectations. Investors feared that the earnings shortfall, driven by operational issues, would continue into the next quarter and likely beyond. PDL BioPharma Inc., a biotechnology company, was another significant detractor. The company reported first-quarter earnings that were significantly lower than anticipated. The company lowered 2006 revenue expectations and raised research and development (R&D) expense guidance.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Portfolio by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	West Corp.	3.0%
2.	Amphenol Corp., Class A	2.8
3.	Alliance Data Systems Corp.	2.6
4.	DaVita, Inc.	2.0
5.	NII Holdings, Inc.	1.7
6.	Lazard Ltd., Class A	1.6
7.	Scientific Games Corp., Class A	1.5
8.	Omnicare, Inc.	1.5
9.	BEA Systems, Inc.	1.4
10.	Celgene Corp.	1.4

PORTFOLIO COMPOSITION**

Information Technology	24.5%
Industrials	18.5
Health Care	16.0
Consumer Discretionary	15.6
Financials	10.8
Energy	8.8
Telecommunication Services	2.5
Materials	1.3
Investments of Cash Collateral for Securities Loaned	16.5
Short-Term Investment	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		11.51%	5.25%	9.14%
With Sales Charge*		5.67	4.12	8.55
CLASS B SHARES	11/4/93
Without CDSC		10.95	4.72	8.70
With CDSC**		5.95	4.38	8.70
CLASS C SHARES	1/2/98
Without CDSC		10.92	4.69	8.49
With CDSC***		9.92	4.69	8.49
SELECT CLASS SHARES	1/25/96	11.81	5.64	9.59

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/23/87.

Returns for the Select Class Shares prior to 1/25/96 (offering date of the Select Class Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class C Shares prior to 1/2/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares. During this period, the actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Capital Growth Fund, Russell Midcap Growth Index, and Lipper Mid-Cap Growth Funds Index from June 30, 1996 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the Russell Midcap Growth Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher financial growth values. The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Diversified Mid Cap Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$1,434,188
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Growth Fund, which seeks growth of capital and, secondarily, current income by investing primarily in equity securities, returned 12.51% (Select Class Shares) over the 12 months ended June 30, 2006, compared to the 13.04% return for the Russell Midcap Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the information technology and financial sectors. Stock selection in healthcare and an underweight in materials sector detracted from performance.

LifePoint Hospitals Inc., an operator of general and acute care hospitals, was among the top detractors from performance. Despite reporting better-than-expected first-quarter performance results, the company was negatively affected by industry-wide weakness. The company purchased four hospitals, of which it divested a portion of the acquired assets. In addition, the company’s stock experienced additional weakness due to difficulties integrating its recent acquisitions. Jabil Circuit Inc., a global leader in the electronic manufacturing services (EMS) industry, also negatively impacted performance. The company announced that its fiscal third-quarter earnings would fall shy of expectations. Investors feared that the earnings shortfall, driven by operational issues, would continue into the next quarter and likely beyond.

On the positive side, Alliance Data Systems Corp. was among the top contributors. The company reported first-quarter profits significantly ahead of expectations due to strong performance from its transaction services business. The company also benefited from tougher bankruptcy laws, which have reduced the level of write-offs and enhanced the bottom line. All elements of the company were strong, including organic growth of over 20% in its Canadian Air Miles Reward Program. Also contributing to performance was Amphenol Corp., a maker of electrical connectors used in aerospace applications, computers and networking equipment, to name a few. The company experienced strong results in all of its business segments, especially wireless handsets and broadband communication networks. In addition, recently acquired Amphenol TCS, a supplier of high-speed, high-density, printed circuit board interconnect products, showed strong progress and a much higher level of earnings accretion than originally anticipated.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Portfolio by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	West Corp.	3.0%
2.	Amphenol Corp., Class A	2.9
3.	Alliance Data Systems Corp.	2.6
4.	DaVita, Inc.	2.0
5.	NII Holdings, Inc.	1.7
6.	Lazard Ltd., Class A	1.6
7.	Omnicare, Inc.	1.5
8.	Scientific Games Corp., Class A	1.5
9.	BEA Systems, Inc.	1.5
10.	Celgene Corp.	1.4

PORTFOLIO COMPOSITION**

Information Technology	24.6%
Industrials	19.8
Health Care	16.0
Consumer Discretionary	15.8
Financials	11.0
Energy	8.9
Telecommunication Services	2.4
Materials	1.3
Investments of Cash Collateral for Securities Loaned	14.2
Short-Term Investment	1.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

4   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		12.20%	4.54%	11.65%
With Sales Charge*		6.31	3.41	11.04
CLASS B SHARES	1/14/94
Without CDSC		11.45	3.78	10.96
With CDSC**		6.45	3.44	10.96
CLASS C SHARES	11/4/97
Without CDSC		11.49	3.78	10.91
With CDSC***		10.49	3.78	10.91
SELECT CLASS SHARES	3/2/89	12.51	4.80	11.93
ULTRA SHARES	2/22/05	12.63	4.83	11.95

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 2, 1989. Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Historical Class C performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Midcap Growth Fund, Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 1996 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell Midcap Growth Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Diversified Mid Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$928,765
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Value Fund, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities, returned 9.72% (Select Class Shares) over the 12 months ended June 30, 2006, compared to the 14.25% return for the Russell MidCap Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in materials and an overweight in consumer discretionary. An overweight in energy and stock selection in financials contributed to performance.

At the individual stock level, Take-Two Interactive Software Inc., a video game publisher, was among the top detractors from performance. The company announced a fiscal second-quarter loss that was wider than expected. The company’s product mix weighed heavily toward lower-margin titles in its publishing business, which hurt results despite increased sales. In addition, the company’s shares declined further as regulators subpoenaed documents concerning audits, hidden scenes in its video games, partnering agreements, earnings results and acquisitions. Another holding that disappointed was restaurant operator OSI Restaurant Partners Inc. The company reported lower first-quarter profit, as operating costs outpaced sales growth and same-store sales declined. The company revised its full-year 2006 guidance due to lower-than-expected sales in April and May. While some weakness in the stock could be attributed to rising energy prices, casual dining stocks performed poorly as excess seating capacity and higher costs threatened to pressure margins.

While the Fund underperformed the benchmark, select holdings contributed to performance. E*Trade Financial Corp., a financial solutions provider, was among the top contributors. The company’s shares advanced after it reported increased first-quarter profit and boosted its full-year outlook, citing solid growth in customer cash, credit and assets. The company also benefited from strong performance in equities. Assurant Inc., a provider of specialized insurance products, also positively impacted results. The company posted increased first-quarter profit due to solid underwriting results in homeowners’ insurance and sound performance from its solutions and specialty property businesses. Despite last year’s hurricane activity, the company grew profits, increased shareholder value and improved return on equity through its diversified specialty insurance strategy.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	V.F. Corp.	1.7%
2.	Old Republic International Corp.	1.4
3.	Coventry Health Care, Inc.	1.4
4.	Compass Bancshares, Inc.	1.4
5.	Kinder Morgan, Inc.	1.3
6.	Assurant, Inc.	1.3
7.	Hilton Hotels Corp.	1.2
8.	Golden West Financial Corp.	1.2
9.	AGL Resources, Inc.	1.2
10.	Zions Bancorp	1.1

PORTFOLIO COMPOSITION**

Financials	29.2%
Consumer Discretionary	19.3
Utilities	11.5
Industrials	8.0
Materials	6.7
Consumer Staples	6.5
Energy	6.0
Health Care	4.9
Information Technology	4.2
Telecommunication Services	2.3
Investments of Cash Collateral for Securities Loaned	8.4
Short-Term Investment	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

6   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		9.45%	8.53%	12.17%
With Sales Charge*		3.70	7.37	11.56
CLASS B SHARES	1/14/94
Without CDSC		8.82	7.75	11.48
With CDSC**		3.82	7.46	11.48
CLASS C SHARES	3/22/99
Without CDSC		8.82	7.76	11.39
With CDSC***		7.82	7.76	11.39
SELECT CLASS SHARES	3/2/89	9.72	8.79	12.44
ULTRA SHARES	2/22/05	9.89	8.85	12.47

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 2, 1989. Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Historical Class C performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Value Fund, Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index from June 30, 1996 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell Midcap Value Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index measures the performance of the Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Growth Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	October 29, 1999
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$72,796
Primary Benchmark	Russell 3000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth, returned 4.41% (Class A Shares) over the six months ended June 30, 2006, the Fund’s new fiscal year-end, compared to the –0.32% return for the Russell 3000 Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the information technology, financial and healthcare sectors. Stock selection in energy and an underweight in consumer staples and utilities detracted from performance.

Alliance Data Systems Corp. was among the top contributors. The company reported first-quarter profits significantly ahead of expectations due to strong performance from its transaction services business. The company also benefited from tougher bankruptcy laws, which have reduced the level of write-offs and enhanced the bottom line. All elements of the company were strong, including organic growth of over 20% in its Canadian Air Miles Reward Program. Another individual holding contributing to performance was General Cable Corp., a metals manufacturer and fiber optic wire producer. The company’s shares advanced due to stronger demand for its wire and cable products, driving sales to record levels for the first quarter of 2006. The company continued to benefit from reinvestment in the U.S. utility infrastructure and ramped up capital spending by telecommunication and cable television operators.

On the negative side, Jabil Circuit Inc., a global leader in the electronic manufacturing services (EMS) industry, was among the top detractors for the period. The company announced that its fiscal third-quarter earnings would fall shy of expectations. Investors feared that the earnings shortfall, driven by operational issues, would continue into the next quarter and likely beyond. LoJack Corporation, provider of vehicle tracking devices, was another significant detractor from results. The company was negatively impacted by worries that lower domestic gross margins may hurt long-term earnings power. The company reported that bulk sales drove revenue volume faster than revenue growth. In addition, the company’s first-quarter gross margin was unchanged from a year ago, despite an increase in sales.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Portfolio by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Amphenol Corp., Class A	2.8%
2.	Alliance Data Systems Corp.	2.1
3.	DaVita, Inc.	1.9
4.	Cisco Systems, Inc.	1.7
5.	Google, Inc., Class A	1.6
6.	CVS Corp.	1.5
7.	Omnicare, Inc.	1.5
8.	General Cable Corp.	1.5
9.	Lazard Ltd., Class A	1.4
10.	Merck & Co., Inc.	1.3

PORTFOLIO COMPOSITION**

Information Technology	25.7%
Industrials	16.8
Health Care	19.3
Consumer Discretionary	16.4
Financials	9.8
Energy	5.5
Consumer Staples	2.4
Telecommunication Services	2.0
Materials	1.8
Investments of Cash Collateral for Securities Loaned	14.0
Short-Term Investment	1.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

8   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	10/29/99
Without Sales Charge		12.95%	2.96%	(5.66)%
With Sales Charge*		6.94	1.85	(6.41)
CLASS B SHARES	10/29/99
Without CDSC		12.04	2.23	(6.32)
With CDSC**		7.04	1.86	(6.32)
CLASS C SHARES	5/1/06
Without CDSC		12.21	2.26	(6.29)
With CDSC***		11.21	2.26	(6.29)
SELECT CLASS SHARES	5/1/06	13.12	2.99	(5.64)

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/29/99 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Growth Advantage Fund commenced operations on 10/29/99.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, Russell 3000 Growth Index, Russell Midcap Growth Index, and Lipper Multi-Cap Growth Funds Index from October 29, 1999 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 3000 Growth Index and the Russell Midcap Growth Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price to-book ratios and higher forecasted growth values. As of August 17, 2005 the benchmark for the Fund was changed from the Russell Midcap Growth Index to the Russell 3000 Growth Index when the Fund also changed its name, investment objective and certain investment policies. In view of these changes the Fund’s performance record prior to this period might not be considered pertinent for investors considering whether to purchase shares of this Fund. The Lipper Multi-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$298,104
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth, returned 5.42% (Select Class Shares) over the six months ended June 30, 2006, the Fund’s new fiscal year-end, compared to the 4.84% return for the Russell Midcap Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the information technology and consumer discretionary sectors. Stock selection in healthcare as well as stock selection and an underweight in consumer staples negatively impacted results.

Alliance Data Systems Corp. was among the top contributors. The company reported first-quarter profits significantly ahead of expectations due to strong performance from its transaction services business. The company also benefited from tougher bankruptcy laws, which have reduced the level of write-offs and enhanced the bottom line. All elements of the company were strong, including organic growth of over 20% in its Canadian Air Miles Reward Program. Also contributing to performance was Amphenol Corp., a maker of electrical connectors used in aerospace applications, computers and networking equipment, to name a few. The company experienced strong results in all of its business segments, especially wireless handsets and broadband communication networks. In addition, recently acquired Amphenol TCS, a supplier of high-speed, high-density, printed circuit board interconnect products, showed strong progress and a much higher level of earnings accretion than originally anticipated.

On the negative side, Jabil Circuit Inc., a global leader in the electronic manufacturing services (EMS) industry, was among the top detractors for the period. The company announced that its fiscal third-quarter earnings would fall shy of expectations. Investors feared that the earnings shortfall, driven by operational issues, would continue into the next quarter and likely beyond. Omnicare Inc., a nursing home pharmacy provider, also negatively impacted performance. The company restated first-quarter earnings to establish a litigation settlement reserve relating to three of the company’s generic drugs under scrutiny by the U.S. government and several states. In addition, the company filed a law suit against healthcare provider UnitedHealth Group Inc., alleging that UnitedHealth engaged in anti-competitive contract negotiations for Medicare prescription drug plans.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Amphenol Corp., Class A	1.7%
2.	Coventry Health Care, Inc.	1.7
3.	West Corp.	1.5
4.	V.F. Corp.	1.4
5.	Alliance Data Systems Corp.	1.3
6.	Assurant, Inc.	1.2
7.	Omnicare, Inc.	1.2
8.	Kinder Morgan, Inc.	1.1
9.	E*Trade Financial Corp.	1.0
10.	M&T Bank Corp.	1.0

PORTFOLIO COMPOSITION**

Financials	18.5%
Comsumer Discretionary	18.4
Information Technology	13.7
Industrials	13.7
Health Care	10.9
Energy	7.0
Utilities	5.3
Materials	4.7
Telecommunication Services	3.4
Consumer Staples	2.8
Investments of Cash Collateral for Securities Loaned	5.4
Short-Term Investments	1.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

10   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	11.33%	9.36%	11.51%

LIFE OF FUND PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Select Class Shares) are the returns of a common trust fund adjusted to reflect the Fund’s expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. The common trust fund was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the common trust fund had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, Russell Midcap Index, and Lipper Mid-Cap Core Funds Index from June 30, 1996 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the Russell Midcap Index does not include expenses and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index measures the performance of the smallest 800 companies of the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1997
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$7,287,513
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation, returned 6.45% (Institutional Class Shares) over the six months ended June 30, 2006, the Fund’s new fiscal year-end, compared to the 7.02% return for the Russell Midcap Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to an overweight in consumer discretionary as well as stock selection and an underweight in consumer staples. The Fund’s underweight in information technology and stock selection in utilities aided performance.

At the individual stock level, CA Inc., a corporate software firm, was a major detractor from performance. The company reported fourth-quarter results that fell short of expectations due to accounting adjustments to revenue, slow bookings and higher expenses. More importantly, the company failed to file its annual report with regulators by the deadline and announced that it may need to restate previously reported results from stock-option grants going back to fiscal year 1997. Furthermore, the company may have understated its subscription revenue in years prior to fiscal year 2006. Another detractor from performance was OSI Restaurant Partners Inc., an operator of franchise casual dining restaurants. The company reported lower first-quarter profit, as operating costs outpaced sales growth and same-store sales declined. The company revised its full-year 2006 guidance due to lower-than expected sales in April and May. While some weakness in the stock could be attributed to rising energy prices, casual dining stocks performed poorly as excess seating capacity and higher costs threatened to pressure margins.

While the Fund underperformed the benchmark, select holdings contributed to performance. VF Corp., an apparel manufacturer, positively impacted the Fund. The company reported an increase in first-quarter profit, driven by higher sales of outdoor wear, sportswear and jeans. The company has focused on extending past its core denim brand business and acquiring higher-growth and high-margin lifestyle brands. Cooper Industries Ltd., an electrical product, tool and hardware manufacturer, was also a positive contributor to performance. The company is enjoying solid business fundamentals, driven by increased commercial construction, state and municipal budgets, and demand for office space. The company delivered strong results by effectively combining growth from both organic sales and strategic acquisitions.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	V.F. Corp.	2.7%
2.	Assurant, Inc.	2.3
3.	Coventry Health Care, Inc.	2.2
4.	Kinder Morgan, Inc.	2.1
5.	M&T Bank Corp.	2.0
6.	Alltel Corp.	2.0
7.	Devon Energy Corp.	1.7
8.	North Fork Bancorp, Inc.	1.7
9.	Golden West Financial Corp.	1.6
10.	Vulcan Materials Co.	1.6

PORTFOLIO COMPOSITION**

Financials	25.9%
Consumer Discretionary	21.3
Utilities	10.4
Industrials	9.0
Materials	8.0
Health Care	5.9
Consumer Staples	5.5
Energy	5.4
Telecommunication Services	4.3
Information Technology	3.3
Investments of Cash Collateral for Securities Loaned	7.3
Short-Term Investment	1.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

12   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		10.21%	13.43%	17.22%
With Sales Charge*		4.43	12.21	16.50
CLASS B SHARES	4/30/01
Without CDSC		9.64	12.71	16.77
With CDSC**		4.64	12.46	16.77
CLASS C SHARES	4/30/01
Without CDSC		9.67	12.75	16.79
With CDSC***		8.67	12.75	16.79
SELECT CLASS SHARES	10/31/01	10.42	13.72	17.41
INSTITUTIONAL CLASS SHARES	11/13/97	10.71	13.99	17.57

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/13/97 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/13/97.

Returns for the Class A, Class B, Class C and Select Class Shares prior to their inception are calculated using the historical expenses of the Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, Russell Midcap Value Index, and Lipper Mid-Cap Value Funds Index from November 13, 1997 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell Midcap Value Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index that measures the performance of those mid cap companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth rates. The Lipper Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	May 23, 2003
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$1,876,821
Primary Benchmark	Merrill Lynch 91-day U.S. Treasury (Auction Rate) Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Cap Market Neutral Fund, which seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance, returned 5.36% (Select Class Shares) over the 12 months ended June 30, 2006, compared to the 4.36% return for the Merrill Lynch 91-day U.S. Treasury (Auction Rate) Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The two main drivers of the Fund’s stock selection process are valuation and fundamentals. In essence, we go long on cheap stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. While fundamentals worked on both the long and short sides during the second quarter, valuation did not add value on either side. Our overall stock selection process was slightly negative on the long side but positive on the short side.

We continue to follow a sector-neutral approach from which we pick the best stocks and industries within each of 20 sectors. At fiscal year-end, our top three industry overweights were machinery, managed care and mortgage-related companies. Our top three industry underweights were brokers, mid-regional banks and recreational products.

Q:	HOW WAS THE FUND MANAGED?

A:	We rank stocks within a universe of about 1,300 large-cap, mid-cap and high-end small-cap stocks. At fiscal year-end, we owned more than 350 positions on each side of the Fund. The Fund is extremely well diversified. No individual stock has a material impact on the Fund.

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO**

1.	American Eagle Outfitters, Inc.	0.5%
2.	Nutri/System, Inc.	0.4
3.	Reynolds American, Inc.	0.4
4.	Payless Shoesource, Inc.	0.4
5.	ConocoPhillips	0.4
6.	Darden Restaurants, Inc.	0.4
7.	Loews Corp. — Carolina Group	0.4
8.	Lehman Brothers Holdings, Inc.	0.4
9.	Cummins, Inc.	0.4
10.	Accredited Home Lenders Holding Co.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO**

1.	CarMax, Inc.	0.4%
2.	Chicago Mercantile Exchange Holdings, Inc.	0.4
3.	3Com Corp.	0.4
4.	Fastenal Co.	0.4
5.	Whole Foods Market, Inc.	0.4
6.	Akamai Technologies, Inc.	0.4
7.	Weatherford International Ltd.	0.4
8.	Allegheny Energy, Inc.	0.4
9.	Advanced Medical Optics, Inc.	0.4
10.	Resmed, Inc.	0.4

PORTFOLIO COMPOSITION LONG POSITIONS**

Consumer Discretionary	16.2%
Information Technology	15.9
Financials	12.4
Industrials	12.2
Health Care	9.5
Energy	8.4
Materials	5.7
Consumer Staples	4.0
Utilities	4.0
Telecommunication Services	0.4
Short-Term Investment	8.5

PORTFOLIO COMPOSITION SHORT POSITIONS**

Information Technology	17.0%
Consumer Discretionary	16.7
Financials	11.7
Industrials	9.7
Health Care	9.6
Energy	7.4
Consumer Staples	5.0
Utilities	4.4
Materials	4.2
Telecommunication Services	0.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

14   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		5.14%	5.07%	5.06%
With Sales Charge*		(0.41)	3.18	3.26
CLASS B SHARES	5/23/03
Without CDSC		4.33	4.29	4.28
With CDSC**		(0.67)	3.36	3.38
CLASS C SHARES	5/23/03
Without CDSC		4.25	4.29	4.28
With CDSC***		3.25	4.29	4.28
SELECT CLASS SHARES	5/23/03	5.36	5.33	5.31

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund and the Merrill Lynch 91-Day U.S. Treasury (Auction Rate) Index. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 91 Day Treasury (Auction Rate) Index measures the total return of a hypothetical Treasury bill with a discount rate equal to the average rate established at each of the auctions during a given month. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 1, 2005
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$167,516
Primary Benchmark	Russell 3000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains, returned 8.12% (Class A Shares) over the six months ended June 30, 2006, the Fund’s new fiscal year-end, compared to the 6.90% return for the Russell 3000 Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in financials and materials. Stock selection in consumer discretionary and telecommunication services hindered performance.

Sears Holding Corp., the third-largest retailer in the United States, was a significant contributor to performance. The company reported fourth-quarter 2005 earnings that beat Wall Street expectations, citing sales stabilization at Kmart and greater-than-expected cost cutting for the entire company. In addition, CEO Eddie Lambert’s focus on return on investment and cash flow was well received by investors.

On the negative side, Citadel Broadcasting Corporation, the third-largest radio group in the country (based on number of stations), was a significant detractor. The company reported weaker-than-expected fourth-quarter 2005 earnings due to higher-than-expected fixed expense and non-cash compensation. The radio industry continued to feel pressured by growth in satellite radio subscribers.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	ProAssurance Corp.	3.6%
2.	Teekay Shipping Corp.	3.5
3.	Walter Industries, Inc.	3.3
4.	Devon Energy Corp.	3.1
5.	Clear Channel Communications, Inc.	3.0
6.	W.P. Carey & Co. LLC	2.9
7.	Vulcan Materials Co.	2.8
8.	North Fork Bancorp, Inc.	2.7
9.	Golden West Financial Corp.	2.7
10.	Agree Realty Corp. REIT	2.6

PORTFOLIO COMPOSITION**

Financials	36.3%
Consumer Discretionary	19.0
Energy	12.5
Industrials	9.5
Materials	7.7
Telecommunication Services	4.0
Health Care	1.3
Utilities	1.2
Consumer Staples	1.2
Information Technology	1.0
Investment Company	0.8
Short-Term Investment	4.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

16   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	3/1/05
Without Sales Charge		12.65%	11.90%
With Sales Charge*		6.72	7.47
CLASS C SHARES	3/1/05
Without CDSC		12.12	11.34
With CDSC**		11.12	11.34
SELECT CLASS SHARES	3/1/05	12.96	12.18
INSTITUTIONAL CLASS SHARES	3/1/05	12.58	12.01

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/1/05 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 3/1/05.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Advantage Fund, Russell 3000 Value Index and Lipper Multi-Cap Value Funds Index from March 1, 2005 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the inception of the Fund. The performance of the Russell 3000 Value Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Multi-Cap Value Funds Index represents the total returns of the Fund in the category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have $1,000 minimum initial investment and carry 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
	Common Stocks — 98.0%
	Aerospace & Defense — 1.9%
102	Precision Castparts Corp.	6,113
178	Rockwell Collins, Inc.	9,970
		16,083
	Airlines — 0.8%
288	Skywest, Inc. (c)	7,147
	Biotechnology — 1.9%
244	Celgene Corp. (a)	11,583
130	Vertex Pharmaceuticals, Inc. (a) (c)	4,772
		16,355
	Capital Markets — 6.0%
73	Affiliated Managers Group, Inc. (a) (c)	6,352
465	E*Trade Financial Corp. (a)	10,611
131	Investment Technology Group, Inc. (a) (c)	6,658
335	Lazard Ltd., Class A (Bermuda)	13,550
73	Legg Mason, Inc.	7,245
166	T. Rowe Price Group, Inc.	6,258
		50,674
	Chemicals — 1.3%
461	Rockwood Holdings, Inc. (a) (c)	10,610
	Commercial Banks — 0.8%
85	Zions Bancorp	6,633
	Commercial Services & Supplies — 7.0%
167	Brady Corp., Class A	6,134
60	Corporate Executive Board Co.	5,992
83	Corrections Corp. of America (a)	4,415
513	Steelcase, Inc.	8,432
130	Stericycle, Inc. (a) (c)	8,450
525	West Corp. (a)	25,145
		58,568
	Communications Equipment — 1.2%
170	Adtran, Inc. (c)	3,822
152	Harris Corp.	6,310
		10,132
	Computers & Peripherals — 4.1%
275	NCR Corp. (a)	10,065
264	Network Appliance, Inc. (a)	9,326
380	Seagate Technology (Cayman Islands) (a)	8,592
1,550	Sun Microsystems, Inc. (a)	6,431
		34,414
	Consumer Finance — 1.2%
351	AmeriCredit Corp. (a)	9,803
	Diversified Consumer Services — 1.5%
96	ITT Educational Services, Inc. (a)	6,318
151	Weight Watchers International, Inc.	6,190
		12,508
	Diversified Financial Services — 0.7%
90	NYSE Group, Inc. (a) (c)	6,143
	Electrical Equipment — 2.1%
261	General Cable Corp. (a)	9,128
183	Roper Industries, Inc. (c)	8,560
		17,688
	Electronic Equipment & Instruments — 3.7%
424	Amphenol Corp., Class A	23,705
298	Jabil Circuit, Inc.	7,639
		31,344
	Energy Equipment & Services — 5.5%
162	BJ Services Co.	6,036
193	ENSCO International, Inc.	8,900
120	FMC Technologies, Inc. (a) (c)	8,068
128	Grant Prideco, Inc. (a) (c)	5,737
119	National Oilwell Varco, Inc. (a)	7,523
64	Noble Corp. (Cayman Islands)	4,726
105	Tidewater, Inc. (c)	5,156
		46,146
	Health Care Equipment & Supplies — 1.9%
136	Advanced Medical Optics, Inc. (a) (c)	6,890
31	Hologic, Inc. (a) (c)	1,510
173	Mentor Corp. (c)	7,543
		15,943
	Health Care Providers & Services — 7.0%
167	Aetna, Inc. (c)	6,656
152	Caremark Rx, Inc.	7,580
172	Coventry Health Care, Inc. (a)	9,464
336	DaVita, Inc. (a)	16,679
110	Medco Health Solutions, Inc. (a)	6,318
258	Omnicare, Inc.	12,235
		58,932
	Health Care Technology — 1.2%
108	Cerner Corp. (a) (c)	4,000
233	Per-Se Technologies, Inc. (a) (c)	5,877
		9,877
	Hotels, Restaurants & Leisure — 5.3%
162	Four Seasons Hotels, Inc. (Canada) (c)	9,935
126	Panera Bread Co., Class A (a)	8,466

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — Continued
172	Royal Caribbean Cruises Ltd. (c)	6,571
345	Scientific Games Corp., Class A (a)	12,278
98	Wynn Resorts Ltd. (a) (c)	7,213
		44,463
	Insurance — 2.1%
91	Everest Re Group Ltd. (Barbados)	7,895
213	Hanover Insurance Group, Inc. (The)	10,100
		17,995
	IT Services — 4.2%
369	Alliance Data Systems Corp. (a) (c)	21,722
134	Checkfree Corp. (a)	6,646
139	Mastercard, Inc., Class A (a) (c)	6,672
		35,040
	Leisure Equipment & Products — 0.8%
152	Pool Corp. (c)	6,632
	Life Sciences Tools & Services — 1.1%
151	Covance, Inc. (a) (c)	9,263
	Machinery — 2.8%
164	ITT Corp.	8,128
155	Oshkosh Truck Corp.	7,342
104	Parker-Hannifin Corp.	8,055
		23,525
	Marine — 0.8%
108	American Commercial Lines, Inc. (a)	6,501
	Oil, Gas & Consumable Fuels — 3.3%
221	Consol Energy, Inc.	10,316
138	Newfield Exploration Co. (a)	6,729
161	Southwestern Energy Co. (a)	5,007
326	Talisman Energy, Inc. (Canada)	5,698
		27,750
	Pharmaceuticals — 2.9%
213	Adams Respiratory Therapeutics, Inc. (a) (c)	9,522
58	Allergan, Inc.	6,189
192	Shire plc ADR (United Kingdom) (c)	8,492
		24,203
	Road & Rail — 2.5%
111	Con-way, Inc.	6,401
299	J.B. Hunt Transport Services, Inc. (c)	7,453
139	Norfolk Southern Corp.	7,371
		21,225
	Semiconductors & Semiconductor Equipment — 5.7%
121	Advanced Micro Devices, Inc. (a)	2,950
168	Broadcom Corp., Class A (a)	5,041
544	Integrated Device Technology, Inc. (a)	7,717
161	KLA-Tencor Corp.	6,701
184	Linear Technology Corp.	6,170
104	Marvell Technology Group Ltd. (Bermuda) (a)	4,624
259	Microchip Technology, Inc.	8,691
275	Nvidia Corp. (a)	5,848
		47,742
	Software — 5.6%
204	Adobe Systems, Inc. (a)	6,190
230	Amdocs Ltd. (United Kingdom) (a)	8,433
925	BEA Systems, Inc. (a)	12,103
214	Citrix Systems, Inc. (a)	8,578
346	McAfee, Inc. (a) (c)	8,393
158	Red Hat, Inc. (a)	3,697
		47,394
	Specialty Retail — 6.6%
192	AnnTaylor Stores Corp. (a) (c)	8,307
322	Circuit City Stores, Inc.	8,773
177	Dick’s Sporting Goods, Inc. (a) (c)	7,013
220	GameStop Corp., Class A (a) (c)	9,223
304	Petsmart, Inc.	7,770
341	TJX Cos., Inc.	7,786
113	Tractor Supply Co. (a)	6,240
		55,112
	Textiles, Apparel & Luxury Goods — 1.5%
206	Coach, Inc. (a)	6,144
113	Polo Ralph Lauren Corp. (c)	6,226
		12,370
	Trading Companies & Distributors — 0.5%
109	GATX Corp. (c)	4,611
	Wireless Telecommunication Services — 2.5%
248	NII Holdings, Inc. (a)	13,982
173	Rogers Communications, Inc., Class B (Canada)	6,969
		20,951
	Total Common Stocks (Cost $699,028)	823,777
Short-Term Investment — 2.2%
	Investment Company 2.2%
18,739	JPMorgan Prime Money Market Fund (b) (m) (Cost $18,739)	18,738

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Investments of Cash Collateral for Securities Loaned — 16.5%
	Certificates of Deposit — 4.4%
5,000	ABN Amro Bank, Chicago, FRN, 5.32%, 12/26/06	5,000
4,000	Barclays, N.Y., FRN, 5.33%, 06/06/07	4,000
5,000	Canadian Imperial Bank N.Y., FRN, 5.32%, 11/27/06	5,000
5,000	Calyon, N.Y., FRN, 5.32%, 12/12/06	5,000
3,400	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	3,400
5,000	KBC, N.Y., FRN, 5.32%, 12/12/06	5,000
3,000	Manufacturers and Traders, FRN, 5.30%, 09/26/06	3,000
3,500	Nordea Bank New York, FRN, 5.32%, 01/03/07	3,500
3,250	Royal Bank of Canada, FRN, 5.30%, 11/13/06	3,250
		37,150
	Commercial Paper — 0.6%
5,000	Morgan Stanley & Co., Inc., FRN, 5.37%, 02/20/07	5,000
	Corporate Notes — 5.4%
1,000	Alliance and Leister plc, FRN, 5.13%, 07/31/07	1,000
2,000	Allstate Life Global Funding, FRN, 5.33%, 07/31/07	2,000
4,000	American Express Credit Corp., FRN, 5.17%, 06/12/07	4,000
4,800	Bank of America N.A., FRN, 5.31%, 11/07/06	4,800
6,000	Banque Federative Du Credit Mutuel Banc of America Securities LLC, FRN, 5.30%, 07/13/07	6,000
3,500	CDC Financial Products, Inc., FRN, 5.41%, 07/31/06	3,500
900	Citigroup Global Markets, Inc., FRN 5.38%, 07/07/06	900
6,500	Dorada Finance Inc., FRN, 5.37%, 01/14/08	6,500
2,500	Landsbanki Islands HF, FRN, 5.29%, 03/16/07	2,500
1,000	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 10/24/06	1,000
3,399	Links Finance, LLC, FRN, 5.37%, 10/15/07	3,399
6,001	Macquarie Bank Ltd., FRN, 5.30%, 07/31/07	6,001
3,499	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	3,499
		45,099
	Repurchase Agreements — 6.1%
21,836	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $21,846, collateralized by U.S. Government Agency Mortgages	21,836
10,000	Lehman Brothers, Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $10,004, collateralized by U.S. Government Agency Mortgages	10,000
10,000	Morgan Stanley & Co., Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase price $10,004, collateralized by U.S. Government Agency Mortgages	10,000
10,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $10,004, collateralized by U.S. Government Agency Mortgages	10,000
		51,836
	Total Investments of Cash Collateral for Securities Loaned (Cost $139,085)	139,085
	Total Investments — 116.7% (Cost $856,852)	981,600
	Liabilities in Excess of Other Assets — (16.7)%	(140,571)
	NET ASSETS — 100.0%	$841,029

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.8%
	Common Stocks — 99.8%
	Aerospace & Defense — 1.9%
176	Precision Castparts Corp.	10,488
309	Rockwell Collins, Inc.	17,278
		27,766
	Air Freight & Logistics — 1.0%
284	C.H. Robinson Worldwide, Inc.	15,127
	Airlines — 0.9%
497	Skywest, Inc. (c)	12,323
	Biotechnology — 2.0%
420	Celgene Corp. (a)	19,935
225	Vertex Pharmaceuticals, Inc. (a) (c)	8,263
		28,198
	Capital Markets — 6.1%
127	Affiliated Managers Group, Inc. (a) (c)	11,013
807	E*Trade Financial Corp. (a)	18,418
226	Investment Technology Group, Inc. (a)	11,502
578	Lazard Ltd., Class A (Bermuda)	23,338
125	Legg Mason, Inc.	12,470
284	T. Rowe Price Group, Inc.	10,753
		87,494
	Chemicals — 1.3%
794	Rockwood Holdings, Inc. (a)	18,265
	Commercial Banks — 0.8%
148	Zions Bancorp	11,496
	Commercial Services & Supplies — 7.1%
289	Brady Corp., Class A (c)	10,636
109	Corporate Executive Board Co.	10,912
144	Corrections Corp. of America (a) (c)	7,618
885	Steelcase, Inc.	14,556
225	Stericycle, Inc. (a)	14,673
909	West Corp. (a)	43,550
		101,945
	Communications Equipment — 1.2%
293	Adtran, Inc. (c)	6,580
262	Harris Corp.	10,888
		17,468
	Computers & Peripherals — 4.0%
457	NCR Corp. (a)	16,732
427	Network Appliance, Inc. (a)	15,075
659	Seagate Technology (Cayman Islands) (a)	14,917
2,614	Sun Microsystems, Inc. (a)	10,848
		57,572
	Consumer Finance — 1.2%
606	AmeriCredit Corp. (a) (c)	16,924
	Diversified Consumer Services — 1.5%
167	ITT Educational Services, Inc. (a)	10,964
248	Weight Watchers International, Inc. (c)	10,149
		21,113
	Diversified Financial Services — 0.7%
155	NYSE Group, Inc. (a) (c)	10,601
	Electrical Equipment — 2.1%
449	General Cable Corp. (a)	15,715
315	Roper Industries, Inc.	14,722
		30,437
	Electronic Equipment & Instruments — 3.8%
734	Amphenol Corp., Class A	41,049
518	Jabil Circuit, Inc.	13,248
		54,297
	Energy Equipment & Services — 5.5%
279	BJ Services Co.	10,392
332	ENSCO International, Inc.	15,290
206	FMC Technologies, Inc. (a)	13,910
223	Grant Prideco, Inc. (a)	9,997
206	National Oilwell Varco, Inc. (a)	13,047
109	Noble Corp.	8,108
181	Tidewater, Inc.	8,881
		79,625
	Health Care Equipment & Supplies — 1.9%
241	Advanced Medical Optics, Inc. (a) (c)	12,219
53	Hologic, Inc. (a) (c)	2,621
290	Mentor Corp. (c)	12,613
		27,453
	Health Care Providers & Services — 6.9%
288	Aetna, Inc.	11,490
246	Caremark Rx, Inc.	12,251
261	Coventry Health Care, Inc. (a)	14,343
578	DaVita, Inc. (a)	28,714
180	Medco Health Solutions, Inc. (a)	10,322
447	Omnicare, Inc.	21,209
		98,329
	Health Care Technology — 1.2%
186	Cerner Corp. (a) (c)	6,910
405	Per-Se Technologies, Inc. (a) (c)	10,200
		17,110

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 5.3%
279	Four Seasons Hotels, Inc. (Canada) (c)	17,154
217	Panera Bread Co., Class A (a)	14,591
296	Royal Caribbean Cruises Ltd. (c)	11,330
588	Scientific Games Corp. (a)	20,930
170	Wynn Resorts Ltd. (a) (c)	12,494
		76,499
	Insurance — 2.2%
154	Everest Re Group Ltd. (Barbados)	13,349
370	Hanover Insurance Group, Inc. (The)	17,579
		30,928
	IT Services — 4.2%
637	Alliance Data Systems Corp. (a) (c)	37,462
233	Checkfree Corp. (a)	11,533
240	Mastercard, Inc., Class A (a) (c)	11,525
		60,520
	Leisure Equipment & Products — 0.8%
267	Pool Corp. (c)	11,654
	Life Sciences Tools & Services — 1.1%
260	Covance, Inc. (a)	15,899
	Machinery — 2.8%
282	ITT Corp.	13,976
253	Oshkosh Truck Corp.	12,037
178	Parker-Hannifin Corp.	13,844
		39,857
	Marine — 0.8%
187	American Commercial Lines, Inc. (a)	11,285
	Oil, Gas & Consumable Fuels — 3.3%
380	Consol Energy, Inc. (c)	17,767
237	Newfield Exploration Co. (a)	11,577
279	Southwestern Energy Co. (a)	8,680
561	Talisman Energy, Inc. (Canada)	9,802
		47,826
	Pharmaceuticals — 3.0%
389	Adams Respiratory Therapeutics, Inc. (a) (c)	17,371
100	Allergan, Inc.	10,715
329	Shire plc ADR (United Kingdom)	14,563
		42,649
	Road & Rail — 2.6%
194	Con-way, Inc.	11,244
515	Hunt (J.B.) Transport Services, Inc.	12,831
239	Norfolk Southern Corp.	12,693
		36,768
	Semiconductors & Semiconductor Equipment — 5.7%
208	Advanced Micro Devices, Inc. (a)	5,079
289	Broadcom Corp., Class A (a)	8,679
937	Integrated Device Technology, Inc. (a)	13,288
280	KLA-Tencor Corp.	11,636
304	Linear Technology Corp.	10,166
179	Marvell Technology Group Ltd. (Bermuda) (a)	7,955
443	Microchip Technology, Inc.	14,861
477	Nvidia Corp. (a)	10,155
		81,819
	Software — 5.7%
351	Adobe Systems, Inc. (a)	10,658
396	Amdocs Ltd. (Guernsey) (a)	14,499
1,589	BEA Systems, Inc. (a) (c)	20,801
368	Citrix Systems, Inc. (a)	14,751
599	McAfee, Inc. (a) (c)	14,530
273	Red Hat, Inc. (a)	6,379
		81,618
	Specialty Retail — 6.7%
333	AnnTaylor Stores Corp. (a) (c)	14,424
558	Circuit City Stores, Inc. (c)	15,198
305	Dick’s Sporting Goods, Inc. (a)	12,082
82	GameStop Corp. (a)	3,423
300	GameStop Corp., Class A (a) (c)	12,591
534	Petsmart, Inc.	13,668
586	TJX Cos., Inc.	13,403
196	Tractor Supply Co. (a) (c)	10,833
		95,622
	Textiles, Apparel & Luxury Goods — 1.5%
354	Coach, Inc. (a)	10,582
195	Polo Ralph Lauren Corp. (c)	10,722
		21,304
	Trading Companies & Distributors — 0.5%
187	GATX Corp. (c)	7,930
	Wireless Telecommunication Services — 2.5%
430	NII Holdings, Inc. (a)	24,218
290	Rogers Communications, Inc., Class B (Canada)	11,696
		35,914
	Total Common Stocks (Cost $1,197,856)	1,431,635
Short-Term Investment — 1.3%
	Investment Company — 1.3%
18,575	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $18,575)	18,575

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Investments of Cash Collateral for Securities Loaned — 14.2%
	Certificates of Deposit — 0.4%
6,000	Natexis Banques Populaires New York FRN, 5.37%, 01/28/08	6,000
	Corporate Note — 1.5%
4,500	Banque Federative Du Credit Mutuel Banc of America Securities LLC, FRN, 5.30%, 07/13/07	4,500
1,000	CC USA, Inc., FRN, 5.37%, 01/25/08	1,000
4,501	Macquarie Bank Ltd., FRN, 5.30%, 07/31/07	4,501
4,003	National City Bank Cleveland FRN, 5.35%, 09/18/07	4,003
7,500	World Savings Bank FSB FRN, 5.33%, 06/20/08	7,500
		21,504
	Repurchase Agreement — 12.3%
43,000	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $43,018, collateralized by U.S. Government Agency Mortgages	43,000
28,500	Bear Stearns, 5.31%, dated 06/30/06, due 07/03/06, repurchase price $28,513, collateralized by U.S. Government Agency Mortgages	28,500
35,000	Lehman Brothers, Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $35,016, collateralized by U.S. Government Agency Mortgages	35,000
35,000	Morgan Stanley & Co., Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase price $35,016, collateralized by U.S. Government Agency Mortgages	35,000
35,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $35,016, collateralized by U.S. Government Agency Mortgages	35,000
		176,500
	Total Investments of Cash Collateral for Securities Loaned (Cost $204,004)	204,004
	Total Investments — 115.3% (Cost $1,420,435)	1,654,214
	Liabilities in Excess of Other Assets — (15.3)%	(220,026)
	NET ASSETS — 100.0%	$1,434,188

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6%
	Common Stocks — 98.6%
	Aerospace & Defense — 0.7%
86	Alliant Techsystems, Inc. (a) (c)	6,551
	Beverages — 1.5%
57	Brown-Forman Corp., Class B	4,044
389	Constellation Brands, Inc., Class A (a)	9,735
		13,779
	Building Products — 0.6%
127	American Standard Cos., Inc.	5,491
	Capital Markets — 3.0%
57	Bear Stearns Cos., Inc. (The)	7,985
243	E*Trade Financial Corp. (a)	5,554
29	Legg Mason, Inc.	2,926
175	Mellon Financial Corp.	6,032
104	Northern Trust Corp.	5,757
		28,254
	Chemicals — 3.5%
145	Albemarle Corp. (c)	6,930
99	Ashland, Inc.	6,610
136	Lubrizol Corp.	5,423
87	PPG Industries, Inc.	5,762
112	Sigma-Aldrich Corp.	8,114
		32,839
	Commercial Banks — 6.5%
235	Compass Bancshares, Inc.	13,071
126	Cullen/Frost Bankers, Inc.	7,214
60	M&T Bank Corp.	7,028
265	Mercantile Bankshares Corp.	9,451
268	North Fork Bancorp, Inc.	8,090
205	TCF Financial Corp.	5,412
128	Zions Bancorp	9,961
		60,227
	Commercial Services & Supplies — 1.0%
109	Pitney Bowes, Inc.	4,494
119	Republic Services, Inc.	4,788
		9,282
	Computers & Peripherals — 1.0%
252	NCR Corp. (a)	9,226
	Construction Materials — 1.5%
95	Florida Rock Industries, Inc. (c)	4,736
123	Vulcan Materials Co.	9,555
		14,291
	Containers & Packaging — 1.3%
206	Ball Corp.	7,619
110	Temple-Inland, Inc.	4,720
		12,339
	Distributors — 0.5%
106	Genuine Parts Co.	4,428
	Diversified Telecommunication Services — 0.9%
216	CenturyTel, Inc.	8,036
	Electric Utilities — 4.4%
232	American Electric Power Co., Inc.	7,956
236	DPL, Inc. (c)	6,317
136	Edison International	5,288
99	FirstEnergy Corp.	5,378
254	PPL Corp.	8,214
372	Westar Energy, Inc. (c)	7,824
		40,977
	Electrical Equipment — 1.4%
155	Ametek, Inc.	7,349
62	Cooper Industries Ltd., Class A	5,761
		13,110
	Electronic Equipment & Instruments — 1.6%
50	Amphenol Corp., Class A (c)	2,821
256	Arrow Electronics, Inc. (a)	8,253
148	Jabil Circuit, Inc.	3,791
		14,865
	Energy Equipment & Services — 0.8%
81	Complete Production Services, Inc. (a)	1,913
96	Unit Corp. (a)	5,461
		7,374
	Food & Staples Retailing — 0.9%
90	BJ’s Wholesale Club, Inc. (a) (c)	2,543
218	Safeway, Inc.	5,678
		8,221
	Food Products — 2.6%
250	Dean Foods Co. (a)	9,298
437	Del Monte Foods Co.	4,904
174	Hershey Co. (The)	9,582
		23,784
	Gas Utilities — 3.5%
281	AGL Resources, Inc.	10,720
131	Energen Corp.	5,016
153	Oneok, Inc.	5,218

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — Continued
68	Questar Corp.	5,465
243	UGI Corp.	5,988
		32,407
	Health Care Providers & Services — 4.9%
127	Community Health Systems, Inc. (a)	4,652
239	Coventry Health Care, Inc. (a)	13,150
93	DaVita, Inc. (a)	4,607
163	Healthspring, Inc. (a) (c)	3,054
106	Henry Schein, Inc. (a)	4,958
86	Manor Care, Inc.	4,012
123	Omnicare, Inc.	5,814
87	Quest Diagnostics, Inc.	5,207
		45,454
	Hotels, Restaurants & Leisure — 4.9%
308	Applebee’s International, Inc. (c)	5,916
402	Hilton Hotels Corp.	11,363
131	International Game Technology	4,981
81	Marriott International, Inc., Class A	3,095
240	OSI Restaurant Partners, Inc.	8,297
75	Station Casinos, Inc.	5,079
140	Yum! Brands, Inc.	7,053
		45,784
	Household Durables — 1.3%
49	Centex Corp.	2,460
97	Fortune Brands, Inc.	6,852
57	Lennar Corp., Class A	2,529
		11,841
	Household Products — 0.8%
124	Clorox Co.	7,566
	Industrial Conglomerates — 1.7%
90	Carlisle Cos., Inc.	7,145
152	Walter Industries, Inc. (c)	8,757
		15,902
	Insurance — 8.1%
249	Assurant, Inc.	12,052
156	Cincinnati Financial Corp.	7,317
72	Everest Re Group Ltd. (Barbados)	6,250
176	Fidelity National Financial, Inc.	6,873
166	Genworth Financial, Inc.	5,790
138	IPC Holdings Ltd. (Bermuda) (c)	3,393
623	Old Republic International Corp.	13,320
116	Principal Financial Group, Inc.	6,467
139	Protective Life Corp.	6,485
91	Safeco Corp.	5,111
78	Willis Group Holdings Ltd. (United Kingdom)	2,497
		75,555
	IT Services — 0.3%
60	Affiliated Computer Services, Inc., Class A (a)	3,097
	Machinery — 2.1%
137	Crane Co.	5,695
120	Dover Corp.	5,907
45	Harsco Corp. (c)	3,539
75	Kennametal, Inc.	4,694
		19,835
	Media — 3.4%
109	Cablevision Systems Corp., Class A	2,336
197	Clear Channel Communications, Inc.	6,094
152	Clear Channel Outdoor Holdings, Inc., Class A (a)	3,182
237	Interactive Data Corp. (a)	4,755
133	McClatchy Co., Class A (c)	5,341
47	R.H. Donnelley Corp.	2,525
356	Regal Entertainment Group, Class A (c)	7,224
		31,457
	Multi-Utilities — 3.6%
267	Energy East Corp. (c)	6,389
171	MDU Resources Group, Inc.	6,254
191	NSTAR (c)	5,468
199	PG&E Corp.	7,829
185	SCANA Corp.	7,145
		33,085
	Multiline Retail — 1.2%
236	Family Dollar Stores, Inc.	5,758
162	Federated Department Stores, Inc.	5,944
		11,702
	Office Electronics — 0.9%
582	Xerox Corp. (a)	8,091
	Oil, Gas & Consumable Fuels — 5.2%
159	Consol Energy, Inc. (c)	7,424
113	Devon Energy Corp.	6,804
95	Energy Transfer Equity LP	2,511
131	Helix Energy Solutions Group, Inc. (a) (c)	5,303
122	Kinder Morgan, Inc.	12,137
141	Newfield Exploration Co. (a)	6,896
305	Williams Cos., Inc.	7,132
		48,207

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Paper & Forest Products — 0.3%
94	MeadWestvaco Corp.	2,614
	Personal Products — 0.7%
177	Estee Lauder Cos., Inc. (The)	6,833
	Real Estate Investment Trusts (REITs) — 7.8%
156	AMB Property Corp. REIT	7,866
60	AvalonBay Communities, Inc. REIT	6,615
53	Boston Properties, Inc. REIT	4,791
294	Cousins Properties, Inc. REIT	9,081
141	Host Hotels & Resorts, Inc. REIT	3,079
169	iStar Financial, Inc. REIT	6,387
112	Kimco Realty Corp. REIT	4,091
189	Liberty Property Trust REIT (c)	8,363
108	PS Business Parks, Inc., Class A, REIT (c)	6,360
170	Rayonier, Inc., REIT	6,432
210	United Dominion Realty Trust, Inc. REIT	5,893
39	Vornado Realty Trust REIT	3,795
		72,753
	Real Estate Management & Development — 0.8%
223	Brookfield Properties Corp.	7,176
	Road & Rail — 0.4%
71	Norfolk Southern Corp.	3,773
	Software — 0.5%
126	CA, Inc. (c)	2,594
179	Take-Two Interactive Software, Inc. (a) (c)	1,907
		4,501
	Specialty Retail — 5.7%
128	American Eagle Outfitters, Inc.	4,350
270	Autonation, Inc. (a)	5,782
106	AutoZone, Inc. (a)	9,332
197	Bed Bath & Beyond, Inc. (a)	6,548
365	Limited Brands, Inc.	9,335
289	Tiffany & Co.	9,546
329	TJX Cos., Inc.	7,510
		52,403
	Textiles, Apparel & Luxury Goods — 2.4%
144	Columbia Sportswear Co. (a) (c)	6,518
233	V.F. Corp.	15,832
		22,350
	Thrifts & Mortgage Finance — 3.0%
148	Golden West Financial Corp.	10,989
471	Hudson City Bancorp, Inc.	6,282
113	MGIC Investment Corp.	7,345
137	Sovereign Bancorp, Inc.	2,792
		27,408
	Wireless Telecommunication Services — 1.4%
153	Alltel Corp.	9,785
86	Telephone & Data Systems, Inc.	3,346
		13,131
	Total Common Stocks (Cost $738,437)	915,999
Short-Term Investment — 2.2%
	Investment Company — 2.2%
20,445	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $20,445)	20,445

PRINCIPAL AMOUNT($)
	Investments of Cash Collateral for Securities Loaned — 8.4%
	Certificates of Deposit — 1.5%
7,999	Nordea Bank New York, FRN, 5.32%, 01/03/07	7,999
5,998	Canadian Imperial Bank N.Y., FRN, 5.37%, 02/14/08	5,998
		13,997
	Corporate Notes — 1.3%
2,000	Banque Federative Du Credit, FRN, 5.30%, 07/13/07	2,000
4,587	Greenwich Capital Holdings, Inc., FRN, 5.70%, 07/09/07	4,587
2,001	Macquarie Bank Ltd., FRN, 5.30%, 07/31/07	2,001
3,000	Unicredito Italiano Bank plc, FRN, 5.16%, 07/31/07	3,000
		11,588
	Repurchase Agreements — 5.6%
12,358	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $12,363, collateralized by U.S. Government Agency Mortgages	12,358
5,000	Bear Stearns, 5.31%, dated 06/30/06, due 07/03/06, repurchase price $5,002, collateralized by U.S. Government Agency Mortgages	5,000
12,000	Lehman Brothers, Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $12,005, collateralized by U.S. Government Agency Mortgages	12,000

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

PRINCIPAL AMOUNT($)
	Repurchase Agreements — Continued
12,000	Morgan Stanley & Co., Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase price $12,005, collateralized by U.S. Government Agency Mortgages	12,000
11,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $11,005, collateralized by U.S. Government Agency Mortgages	11,000
		52,358
	Total Investments of Cash Collateral for Securities Loaned (Cost $77,943)	77,943
	Total Investments — 109.2% (Cost $836,825)	1,014,387
	Liabilities in Excess of Other Assets — (9.2)%	(85,622)
	NET ASSETS — 100.0%	$928,765

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.7%
	Common Stocks — 99.7%
	Aerospace & Defense — 3.6%
8	Boeing Co.	680
11	General Dynamics Corp.	714
8	Precision Castparts Corp.	493
11	United Technologies Corp.	710
		2,597
	Airlines — 0.8%
25	Skywest, Inc.	613
	Biotechnology — 3.2%
20	Celgene Corp. (a)	934
7	Genentech, Inc. (a)	573
13	Gilead Sciences, Inc. (a)	790
		2,297
	Capital Markets — 5.2%
6	Affiliated Managers Group, Inc. (a) (c)	560
26	E*Trade Financial Corp. (a)	593
10	Investment Technology Group, Inc. (a)	504
25	Lazard Ltd., Class A (Bermuda)	1,008
6	Legg Mason, Inc.	627
14	T. Rowe Price Group, Inc.	518
		3,810
	Chemicals — 0.9%
28	Rockwood Holdings, Inc. (a)	644
	Commercial Banks — 2.0%
13	Wells Fargo & Co.	879
8	Zions Bancorp	584
		1,463
	Commercial Services & Supplies — 4.3%
15	Brady Corp., Class A	534
5	Corporate Executive Board Co.	511
7	Corrections Corp. of America (a) (c)	376
43	Steelcase, Inc.	703
8	Stericycle, Inc. (a) (c)	527
10	West Corp. (a)	494
		3,145
	Communications Equipment — 4.5%
62	Cisco Systems, Inc. (a)	1,205
31	Corning, Inc. (a)	743
13	Harris Corp.	531
20	QUALCOMM, Inc.	797
		3,276
	Computers & Peripherals — 4.8%
8	Apple Computer, Inc. (a)	437
45	EMC Corp. (a)	492
23	Hewlett-Packard Co.	729
18	NCR Corp. (a)	654
33	Seagate Technology (Cayman Islands) (a)	756
93	Sun Microsystems, Inc. (a)	387
		3,455
	Consumer Finance — 0.9%
25	AmeriCredit Corp. (a)	688
	Diversified Consumer Services — 0.8%
8	ITT Educational Services, Inc. (a)	546
	Diversified Financial Services — 0.7%
8	NYSE Group, Inc. (a) (c)	514
	Electrical Equipment — 2.4%
30	General Cable Corp. (a)	1,059
15	Roper Industries, Inc.	710
		1,769
	Electronic Equipment & Instruments — 3.7%
37	Amphenol Corp., Class A (c)	2,048
26	Jabil Circuit, Inc.	667
		2,715
	Energy Equipment & Services — 3.2%
12	ENSCO International, Inc.	561
9	Halliburton Co.	690
12	Hornbeck Offshore Services, Inc. (a) (c)	430
10	National Oilwell Varco, Inc. (a)	659
		2,340
	Food & Staples Retailing — 2.4%
36	CVS Corp.	1,116
14	Wal-Mart Stores, Inc.	650
		1,766
	Health Care Equipment & Supplies — 1.7%
11	Advanced Medical Optics, Inc. (a) (c)	548
15	DJO, Inc. (a) (c)	558
3	Hologic, Inc. (a) (c)	133
		1,239
	Health Care Providers & Services — 5.4%
18	Aetna, Inc.	699
15	Caremark Rx, Inc.	728
28	DaVita, Inc. (a)	1,413
22	Omnicare, Inc.	1,064
		3,904

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 1.7%
9	Cerner Corp. (a)	338
35	Per-Se Technologies, Inc. (a) (c)	869
		1,207
	Hotels, Restaurants & Leisure — 3.9%
14	Four Seasons Hotels, Inc. (Canada) (c)	842
10	Panera Bread Co., Class A (a)	692
22	Scientific Games Corp., (a)	791
7	Wynn Resorts Ltd. (a)	528
		2,853
	Industrial Conglomerates — 0.8%
7	3M Co.	590
	Insurance — 1.0%
16	Hanover Insurance Group, Inc. (The)	745
	Internet Software & Services — 1.6%
3	Google, Inc., Class A (a)	1,132
	IT Services — 3.7%
26	Alliance Data Systems Corp. (a)	1,550
12	Checkfree Corp. (a)	580
12	Mastercard, Inc., Class A (a) (c)	566
		2,696
	Leisure Equipment & Products — 0.8%
13	Pool Corp. (c)	580
	Life Sciences Tools & Services — 2.1%
12	Covance, Inc. (a)	759
26	Illumina, Inc. (a) (c)	780
		1,539
	Machinery — 2.5%
14	ITT Industries, Inc.	678
10	Oshkosh Truck Corp.	478
9	Parker-Hannifin Corp.	667
		1,823
	Marine — 0.8%
9	American Commercial Lines, Inc. (a)	560
	Metals & Mining — 0.9%
18	Century Aluminum Co. (a) (c)	634
	Multiline Retail — 1.1%
17	Target Corp.	811
	Oil, Gas & Consumable Fuels — 2.3%
13	Consol Energy, Inc.	589
5	Occidental Petroleum Corp.	554
30	Talisman Energy, Inc. (Canada)	519
		1,662
	Pharmaceuticals — 5.2%
19	Adams Respiratory Therapeutics, Inc. (a) (c)	839
7	Allergan, Inc.	751
27	Merck & Co., Inc.	969
13	Shire plc ADR (United Kingdom)	593
14	Wyeth	628
		3,780
	Road & Rail — 1.6%
10	Con-way, Inc.	550
12	Norfolk Southern Corp.	644
		1,194
	Semiconductors & Semiconductor Equipment — 3.7%
13	Broadcom Corp., Class A (a)	397
17	Diodes, Inc. (a) (c)	709
14	KLA-Tencor Corp.	586
15	Microchip Technology, Inc.	497
24	Nvidia Corp. (a)	507
		2,696
	Software — 3.7%
20	Amdocs Ltd. (Guernsey) (a)	717
72	BEA Systems, Inc. (a)	949
30	Microsoft Corp.	694
13	Red Hat, Inc. (a)	311
		2,671
	Specialty Retail — 8.5%
17	AnnTaylor Stores Corp. (a)	727
13	Best Buy Co., Inc.	721
13	Children’s Place Retail Stores, Inc. (The) (a) (c)	793
14	Dick’s Sporting Goods, Inc. (a)	570
19	GameStop Corp., Class A (a) (c)	810
26	Petsmart, Inc.	673
29	Staples, Inc.	700
29	TJX Cos., Inc.	670
10	Tractor Supply Co. (a)	542
		6,206
	Textiles, Apparel & Luxury Goods — 1.3%
17	Coach, Inc. (a)	499
9	Polo Ralph Lauren Corp.	467
		966

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 2.0%
21	America Movil S.A. de C.V., ADR, Series L (Mexico)	708
13	NII Holdings, Inc. (a)	721
		1,429
	Total Common Stocks (Cost $64,165)	72,555
Short-Term Investment — 1.5%
	Investment Company — 1.5%
1,111	JPMorgan Prime Money Market Fund (b) (m) (Cost $1,111)	1,111

PRINCIPAL AMOUNT($)
	Investments of Cash Collateral for Securities Loaned — 14.0%
	Certificates of Deposit — 1.9%
300	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	300
400	Deutsche Bank New York FRN, 5.41%, 01/22/08	400
300	Royal Bank of Canada, FRN, 5.30%, 11/13/06	300
375	Societe Generale, New York FRN, 5.26%, 06/20/07	375
		1,375
	Corporate Note — 3.9%
300	Alliance and Leister plc, FRN, 5.13%, 07/31/07	300
400	American Express Credit Corp., FRN, 5.17%, 06/12/07	400
300	Bank of America N.A., FRN, 5.31%, 11/07/06	300
250	Banque Federative Du Credit , FRN, 5.30%, 07/13/07	250
400	Beta Finance, Inc., FRN, 5.38%, 03/15/07	400
300	CDC Financial Products, Inc., FRN, 5.41%, 07/31/06	300
300	Citigroup Global Markets, Inc., FRN, 5.38%, 07/07/06	300
250	Links Finance LLC, FRN, 5.36%, 10/06/06	250
350	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	350
		2,850

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreement — 8.2%
1,251	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $1,252, collateralized by U.S. Government Agency Mortgages	1,251
1,000	Bear Stearns, 5.31%, dated 06/30/06, due 07/03/06, repurchase price $1,001, collateralized by U.S. Government Agency Mortgages	1,000
1,250	Lehman Brothers, Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $1,251, collateralized by U.S. Government Agency Mortgages	1,250
1,250	Morgan Stanley & Co., Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase price $1,251, collateralized by U.S. Government Agency Mortgages	1,250
1,250	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $1,251, collateralized by U.S. Government Agency Mortgages	1,250
		6,001
	Total Investments of Cash Collateral for Securities Loaned (Cost $10,226)	10,226
	Total Investments — 115.2% (Cost $75,502)	83,892
	Liabilities in Excess of Other Assets — (15.2)%	(11,096)
	NET ASSETS — 100.0%	$72,796

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.4%
	Common Stocks — 98.4%
	Aerospace & Defense — 1.0%
18	Precision Castparts Corp.	1,082
32	Rockwell Collins, Inc.	1,768
		2,850
	Airlines — 0.4%
51	Skywest, Inc. (c)	1,267
	Beverages — 0.8%
9	Brown-Forman Corp., Class B	641
72	Constellation Brands, Inc., Class A (a)	1,807
		2,448
	Biotechnology — 1.0%
43	Celgene Corp. (a)	2,054
23	Vertex Pharmaceuticals, Inc. (a) (c)	844
		2,898
	Building Products — 0.5%
34	American Standard Cos., Inc.	1,471
	Capital Markets — 4.1%
13	Affiliated Managers Group, Inc. (a) (c)	1,130
135	E*Trade Financial Corp. (a)	3,071
23	Investment Technology Group, Inc. (a)	1,180
59	Lazard Ltd., Class A (Bermuda)	2,401
13	Legg Mason, Inc.	1,284
18	Northern Trust Corp.	1,001
56	T. Rowe Price Group, Inc.	2,114
		12,181
	Chemicals — 3.1%
36	Albemarle Corp.	1,739
22	Ashland, Inc.	1,474
29	PPG Industries, Inc.	1,934
82	Rockwood Holdings, Inc. (a)	1,880
29	Sigma-Aldrich Corp.	2,077
		9,104
	Commercial Banks — 4.1%
25	Cullen/Frost Bankers, Inc.	1,433
26	M&T Bank Corp.	3,031
86	North Fork Bancorp, Inc.	2,593
46	TCF Financial Corp.	1,211
35	Wilmington Trust Corp.	1,493
30	Zions Bancorp	2,350
		12,111
	Commercial Services & Supplies — 3.9%
30	Brady Corp., Class A	1,087
11	Corporate Executive Board Co.	1,062
15	Corrections Corp. of America (a)	783
34	Republic Services, Inc.	1,368
91	Steelcase, Inc.	1,494
23	Stericycle, Inc. (a)	1,497
93	West Corp. (a)	4,456
		11,747
	Communications Equipment — 0.6%
30	Adtran, Inc.	677
27	Harris Corp.	1,117
		1,794
	Computers & Peripherals — 2.4%
81	NCR Corp. (a)	2,966
47	Network Appliance, Inc. (a)	1,654
67	Seagate Technology (Cayman Islands) (a)	1,523
275	Sun Microsystems, Inc. (a)	1,140
		7,283
	Construction Materials — 0.8%
30	Vulcan Materials Co.	2,363
	Consumer Finance — 0.6%
62	AmeriCredit Corp. (a)	1,737
	Containers & Packaging — 0.6%
49	Ball Corp.	1,830
	Distributors — 0.7%
49	Genuine Parts Co.	2,054
	Diversified Consumer Services — 0.7%
17	ITT Educational Services, Inc. (a)	1,119
27	Weight Watchers International, Inc.	1,098
		2,217
	Diversified Financial Services — 0.4%
16	NYSE Group, Inc. (a) (c)	1,089
	Diversified Telecommunication Services — 0.7%
58	CenturyTel, Inc.	2,140
	Electric Utilities — 2.0%
38	American Electric Power Co., Inc.	1,291
27	DPL, Inc.	724
19	FirstEnergy Corp.	1,036
45	PPL Corp.	1,463
63	Westar Energy, Inc.	1,328
		5,842

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electrical Equipment — 2.2%
36	Ametek, Inc.	1,687
18	Cooper Industries Ltd., Class A	1,654
46	General Cable Corp. (a)	1,617
33	Roper Industries, Inc.	1,519
		6,477
	Electronic Equipment & Instruments — 2.4%
92	Amphenol Corp., Class A	5,137
83	Jabil Circuit, Inc.	2,117
		7,254
	Energy Equipment & Services — 2.7%
29	BJ Services Co.	1,069
34	ENSCO International, Inc.	1,579
21	FMC Technologies, Inc. (a)	1,430
23	Grant Prideco, Inc. (a)	1,016
21	National Oilwell Varco, Inc. (a)	1,336
11	Noble Corp.	837
19	Tidewater, Inc. (c)	915
		8,182
	Food Products — 0.9%
47	Dean Foods Co. (a)	1,763
88	Del Monte Foods Co.	991
		2,754
	Gas Utilities — 2.0%
36	AGL Resources, Inc.	1,353
39	Energen Corp.	1,510
23	Questar Corp.	1,859
52	UGI Corp.	1,278
		6,000
	Health Care Equipment & Supplies — 0.9%
24	Advanced Medical Optics, Inc. (a)	1,222
5	Hologic, Inc. (a) (c)	267
31	Mentor Corp. (c)	1,335
		2,824
	Health Care Providers & Services — 6.4%
30	Aetna, Inc.	1,178
27	Caremark Rx, Inc.	1,344
35	Community Health Systems, Inc. (a)	1,290
90	Coventry Health Care, Inc. (a)	4,962
60	DaVita, Inc. (a)	2,958
26	Henry Schein, Inc. (a)	1,205
20	Medco Health Solutions, Inc. (a)	1,120
73	Omnicare, Inc.	3,447
28	Quest Diagnostics, Inc.	1,672
		19,176
	Health Care Technology — 0.6%
19	Cerner Corp. (a)	709
41	Per-Se Technologies, Inc. (a) (c)	1,042
		1,751
	Hotels, Restaurants & Leisure — 4.1%
61	Applebee’s International, Inc.	1,172
29	Four Seasons Hotels, Inc. (Canada) (c)	1,763
65	Hilton Hotels Corp.	1,850
42	OSI Restaurant Partners, Inc.	1,453
22	Panera Bread Co., Class A (a)	1,500
30	Royal Caribbean Cruises Ltd.	1,163
61	Scientific Games Corp., (a)	2,176
18	Wynn Resorts Ltd. (a) (c)	1,283
		12,360
	Household Durables — 0.6%
26	Fortune Brands, Inc.	1,839
	Household Products — 0.6%
28	Clorox Co.	1,677
	Industrial Conglomerates — 1.2%
22	Carlisle Cos., Inc.	1,721
35	Walter Industries, Inc.	1,989
		3,710
	Insurance — 5.1%
72	Assurant, Inc.	3,475
38	Cincinnati Financial Corp.	1,803
16	Everest Re Group Ltd. (Barbados)	1,402
37	Hanover Insurance Group, Inc. (The)	1,761
35	IPC Holdings Ltd. (Bermuda)	866
107	Old Republic International Corp.	2,287
27	Principal Financial Group, Inc.	1,491
39	Safeco Corp.	2,170
		15,255
	IT Services — 2.5%
23	Affiliated Computer Services, Inc., Class A (a)	1,192
65	Alliance Data Systems Corp. (a) (c)	3,850
24	Checkfree Corp. (a)	1,179
25	Mastercard, Inc., Class A (a) (c)	1,181
		7,402

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Leisure Equipment & Products — 0.4%
27	Pool Corp. (c)	1,174
	Life Sciences Tools & Services — 0.6%
27	Covance, Inc. (a)	1,641
	Machinery — 2.1%
35	Crane Co.	1,452
8	Harsco Corp.	624
29	ITT Corp., Inc.	1,440
27	Oshkosh Truck Corp.	1,302
18	Parker-Hannifin Corp.	1,428
		6,246
	Marine — 0.4%
19	American Commercial Lines, Inc. (a)	1,151
	Media — 2.4%
39	Cablevision Systems Corp., Class A	841
60	Clear Channel Communications, Inc.	1,863
41	Clear Channel Outdoor Holdings, Inc., Class A (a)	868
8	Gannett Co., Inc.	436
30	Interactive Data Corp. (a)	597
22	McClatchy Co., Class A	890
2	Washington Post Co. (The), Class B	1,560
		7,055
	Multi-Utilities — 1.3%
46	Energy East Corp.	1,089
35	PG&E Corp.	1,363
35	SCANA Corp.	1,366
		3,818
	Multiline Retail — 0.9%
44	Family Dollar Stores, Inc.	1,080
44	Federated Department Stores, Inc.	1,596
		2,676
	Oil, Gas & Consumable Fuels — 4.3%
39	Consol Energy, Inc.	1,827
43	Devon Energy Corp.	2,610
32	Kinder Morgan, Inc.	3,166
7	Marathon Oil Corp.	616
24	Newfield Exploration Co. (a)	1,192
29	Southwestern Energy Co. (a)	888
58	Talisman Energy, Inc. (Canada)	1,012
71	Williams Cos., Inc.	1,658
		12,969
	Paper & Forest Products — 0.2%
18	MeadWestvaco Corp.	507
	Personal Products — 0.5%
35	Estee Lauder Cos., Inc. (The)	1,357
	Pharmaceuticals — 1.4%
38	Adams Respiratory Therapeutics, Inc. (a)	1,686
10	Allergan, Inc.	1,094
34	Shire plc ADR (United Kingdom)	1,504
		4,284
	Real Estate Investment Trusts (REITs) — 1.4%
27	iStar Financial, Inc. REIT	1,015
35	Rayonier, Inc., REIT	1,317
19	Vornado Realty Trust REIT	1,844
		4,176
	Real Estate Management & Development — 1.0%
57	Brookfield Properties Corp.	1,847
23	Forest City Enterprises, Inc., Class A	1,128
		2,975
	Road & Rail — 1.7%
20	Con-way, Inc.	1,135
53	J.B.Hunt Transport Services, Inc.	1,320
49	Norfolk Southern Corp.	2,608
		5,063
	Semiconductors & Semiconductor Equipment — 2.8%
21	Advanced Micro Devices, Inc. (a)	522
30	Broadcom Corp., Class A (a)	895
97	Integrated Device Technology, Inc. (a)	1,368
29	KLA-Tencor Corp.	1,189
33	Linear Technology Corp.	1,095
19	Marvell Technology Group Ltd. (Bermuda) (a)	820
46	Microchip Technology, Inc.	1,542
49	Nvidia Corp. (a)	1,037
		8,468
	Software — 3.0%
36	Adobe Systems, Inc. (a)	1,096
41	Amdocs Ltd. (Guernsey) (a)	1,493
164	BEA Systems, Inc. (a)	2,146
34	CA, Inc	697
38	Citrix Systems, Inc. (a)	1,519
61	McAfee, Inc. (a)	1,488
28	Red Hat, Inc. (a)	655
		9,094
	Specialty Retail — 6.2%
34	AnnTaylor Stores Corp. (a)	1,471
45	Autonation, Inc. (a)	957

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — Continued
26	AutoZone, Inc. (a)	2,320
57	Circuit City Stores, Inc.	1,554
31	Dick’s Sporting Goods, Inc. (a)	1,243
39	GameStop Corp., Class A (a) (c)	1,634
75	Limited Brands, Inc.	1,927
54	Petsmart, Inc.	1,377
57	Tiffany & Co.	1,866
127	TJX Cos., Inc.	2,910
20	Tractor Supply Co. (a)	1,105
		18,364
	Textiles, Apparel & Luxury Goods — 2.4%
36	Coach, Inc. (a)	1,088
22	Columbia Sportswear Co. (a)	1,005
20	Polo Ralph Lauren Corp.	1,104
60	V.F. Corp.	4,041
		7,238
	Thrifts & Mortgage Finance — 1.8%
33	Golden West Financial Corp.	2,419
25	MGIC Investment Corp.	1,651
24	Webster Financial Corp.	1,153
		5,223
	Trading Companies & Distributors — 0.3%
19	GATX Corp. (c)	816
	Wireless Telecommunication Services — 2.7%
46	Alltel Corp.	2,949
44	NII Holdings, Inc. (a)	2,475
31	Rogers Communications, Inc., Class B (Canada)	1,236
35	Telephone & Data Systems, Inc.	1,354
		8,014
	Total Common Stocks (Cost $240,674)	293,396
Short-Term Investment — 1.8%
	Investment Company — 1.8%
5,422	JPMorgan Prime Money Market Fund (b) (m) (Cost $5,422)	5,422

PRINCIPAL AMOUNT($)
	Investments of Cash Collateral for Securities Loaned — 5.4%
	Certificates of Deposit — 0.6%
700	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	700
1,000	Royal Bank of Canada, FRN, 5.30%, 11/13/06	1,000
		1,700

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Corporate Notes — 1.7%
1,000	American Express Credit Corp., FRN, 5.17%, 06/12/07	1,000
1,000	Alliance and Leister plc, FRN, 5.13%, 07/31/07	1,000
500	Banque Federative Du Credit, FRN, 5.30%, 07/13/07	500
900	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 10/24/06	900
900	Links Finance LLC, FRN, 5.36%, 10/06/06	900
900	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	900
		5,200
	Repurchase Agreements — 3.1%
3,227	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $3,228, collateralized by U.S. Government Agency Mortgages	3,227
2,000	Lehman Brothers, Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages	2,000
2,000	Morgan Stanley& Co., Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages	2,000
2,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages	2,000
		9,227
	Total Investments of Cash Collateral for Securities Loaned (Cost $16,127)	16,127
	Total Investments — 105.6% (Cost $262,223)	314,945
	Liabilities in Excess of Other Assets — (5.6)%	(16,841)
	NET ASSETS — 100.0%	$298,104

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Beverages — 1.6%
436	Brown-Forman Corp., Class B (c)	31,162
3,532	Constellation Brands, Inc., Class A (a)	88,300
		119,462
	Building Products — 1.0%
1,653	American Standard Cos., Inc.	71,508
	Capital Markets — 2.2%
2,552	E*Trade Financial Corp. (a) (c)	58,236
904	Northern Trust Corp.	49,997
1,332	T. Rowe Price Group, Inc.	50,348
		158,581
	Chemicals — 4.9%
1,814	Albemarle Corp. (c) (i)	86,850
1,072	Ashland, Inc.	71,522
1,432	PPG Industries, Inc. (c)	94,479
1,398	Sigma-Aldrich Corp. (c)	101,551
		354,402
	Commercial Banks — 7.3%
1,221	Cullen/Frost Bankers, Inc.	69,963
1,251	M&T Bank Corp. (c)	147,518
4,203	North Fork Bancorp, Inc.	126,794
2,225	TCF Financial Corp. (c)	58,849
1,730	Wilmington Trust Corp. (i)	72,959
732	Zions Bancorp (c)	57,036
		533,119
	Commercial Services & Supplies — 0.9%
1,650	Republic Services, Inc.	66,561
	Computers & Peripherals — 0.8%
1,575	NCR Corp. (a) (c)	57,697
	Construction Materials — 1.6%
1,482	Vulcan Materials Co. (c)	115,573
	Containers & Packaging — 1.2%
2,417	Ball Corp. (c)	89,533
	Distributors — 1.4%
2,398	Genuine Parts Co.	99,901
	Diversified Telecommunication Services — 1.4%
2,802	CenturyTel, Inc. (c)	104,087
	Electric Utilities — 3.9%
1,831	American Electric Power Co., Inc. (c)	62,715
1,311	DPL, Inc. (c)	35,132
962	FirstEnergy Corp.	52,129
2,213	PPL Corp. (c)	71,483
3,070	Westar Energy, Inc. (c)	64,615
		286,074
	Electrical Equipment — 2.3%
1,730	Ametek, Inc. (c)	81,953
889	Cooper Industries Ltd., Class A	82,587
		164,540
	Electronic Equipment & Instruments — 1.2%
837	Amphenol Corp., Class A	46,833
1,460	Jabil Circuit, Inc. (c)	37,363
		84,196
	Food Products — 1.8%
2,316	Dean Foods Co. (a) (c)	86,140
4,293	Del Monte Foods Co.	48,210
		134,350
	Gas Utilities — 4.0%
1,777	AGL Resources, Inc.	67,735
1,913	Energen Corp.	73,463
1,124	Questar Corp. (c)	90,487
2,523	UGI Corp. (c)	62,119
		293,804
	Health Care Providers & Services — 5.9%
1,718	Community Health Systems, Inc. (a)	63,118
2,983	Coventry Health Care, Inc. (a)	163,878
1,289	Henry Schein, Inc. (a) (c)	60,236
1,318	Omnicare, Inc. (c)	62,485
1,367	Quest Diagnostics, Inc.	81,899
		431,616
	Hotels, Restaurants & Leisure — 3.0%
2,965	Applebee’s International, Inc. (c)	56,980
3,198	Hilton Hotels Corp. (c)	90,439
2,043	OSI Restaurant Partners, Inc. (c)	70,670
		218,089
	Household Durables — 1.2%
1,264	Fortune Brands, Inc. (c)	89,757
	Household Products — 1.2%
1,375	Clorox Co.	83,858
	Industrial Conglomerates — 2.5%
1,080	Carlisle Cos., Inc. (i)	85,676
1,684	Walter Industries, Inc. (c)	97,100
		182,776

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 8.1%
3,511	Assurant, Inc. (c)	169,913
1,875	Cincinnati Financial Corp. (c)	88,166
1,741	IPC Holdings Ltd. (Bermuda) (c) (i)	42,926
5,202	Old Republic International Corp. (i)	111,162
1,311	Principal Financial Group, Inc. (c)	72,946
1,883	Safeco Corp.	106,118
		591,231
	IT Services — 0.8%
1,153	Affiliated Computer Services, Inc., Class A (a) (c)	59,501
	Machinery — 1.4%
1,694	Crane Co.	70,487
402	Harsco Corp. (c)	31,355
		101,842
	Media — 4.7%
1,904	Cablevision Systems Corp., Class A	40,843
2,944	Clear Channel Communications, Inc. (c)	91,123
2,060	Clear Channel Outdoor Holdings, Inc., Class A (a) (i)	43,169
383	Gannett Co., Inc. (c)	21,399
1,398	Interactive Data Corp. (a) (c)	28,078
1,087	McClatchy Co., Class A (c)	43,594
96	Washington Post Co. (The), Class B (i)	74,780
		342,986
	Multi-Utilities — 2.5%
2,213	Energy East Corp. (c)	52,952
1,688	PG&E Corp. (c)	66,285
1,719	SCANA Corp.	66,323
		185,560
	Multiline Retail — 1.8%
2,148	Family Dollar Stores, Inc. (c)	52,471
2,121	Federated Department Stores, Inc.	77,625
		130,096
	Oil, Gas & Consumable Fuels — 5.4%
2,101	Devon Energy Corp. (c)	126,940
1,551	Kinder Morgan, Inc.	154,919
361	Marathon Oil Corp. (c)	30,030
3,450	Williams Cos., Inc.	80,599
		392,488
	Paper & Forest Products — 0.3%
887	MeadWestvaco Corp. (c)	24,776
	Personal Products — 0.9%
1,718	Estee Lauder Cos., Inc. (The) (c)	66,416
	Real Estate Investment Trusts (REITs) — 2.8%
1,307	iStar Financial, Inc. REIT (c)	49,347
1,700	Rayonier, Inc., REIT (c)	64,430
917	Vornado Realty Trust REIT (c)	89,424
		203,201
	Real Estate Management & Development — 2.0%
2,795	Brookfield Properties Corp. (c) (i)	89,906
1,097	Forest City Enterprises, Inc., Class A (c) (i)	54,766
		144,672
	Road & Rail — 0.9%
1,196	Norfolk Southern Corp. (c)	63,662
	Software — 0.5%
1,658	CA, Inc (c)	34,062
	Specialty Retail — 5.8%
2,180	Autonation, Inc. (a) (c)	46,738
1,286	AutoZone, Inc. (a)	113,434
3,684	Limited Brands, Inc.	94,268
2,763	Tiffany & Co.	91,221
3,253	TJX Cos., Inc. (c)	74,357
		420,018
	Textiles, Apparel & Luxury Goods — 3.4%
1,114	Columbia Sportswear Co. (a) (c)	50,401
2,907	V.F. Corp. (c)	197,430
		247,831
	Thrifts & Mortgage Finance — 3.5%
1,595	Golden West Financial Corp. (c)	118,312
1,234	MGIC Investment Corp. (c)	80,203
1,187	Webster Financial Corp.	56,297
		254,812
	Wireless Telecommunication Services — 2.9%
2,246	Alltel Corp. (c)	143,337
1,692	Telephone & Data Systems, Inc. (c) (i)	65,826
		209,163
	Total Common Stocks (Cost $6,282,968)	7,211,801
Short-Term Investment — 1.0%
	Investment Company — 1.0%
74,969	JPMorgan Prime Money Market Fund (b) (m) (Cost $74,969)	74,969

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Investments of Cash Collateral for Securities Loaned — 7.3%
	Certificates of Deposit — 2.3%
1,000	ABN Amro Bank, Chicago, FRN, 5.32%, 12/26/06	1,000
22,992	Bank of Nova Scotia, FRN, 5.26%, 05/21/07	22,992
27,000	Barclays, N.Y. FRN, 5.33%, 06/06/07	27,000
1,000	Calyon, N.Y., FRN, 5.32%, 12/12/06	1,000
15,000	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	15,000
1,000	KBC, N.Y., FRN, 5.32%, 12/12/06	1,000
12,499	Manufacturers and Traders, FRN, 5.30%, 09/26/06	12,499
9,498	Natexis Banques Populaires New York, FRN, 5.39%, 01/09/08	9,498
18,498	Nordea Bank, New York, FRN, 5.32%, 01/03/07	18,499
15,000	Royal Bank of Canada, FRN, 5.30%, 11/13/06	15,000
9,998	Sun Trust Bank, Atlanta, FRN, 5.33%, 06/28/07	9,998
	Wells Fargo Bank San Francisco,
10,000	FRN, 5.30%, 11/27/06	10,000
19,000	FRN, 5.30%, 12/01/06	19,000
7,041	World Savings Bank FSB, FRN, 5.33%, 09/15/06	7,041
		169,527
	Commercial Paper — 0.6%
24,930	Lake Constance Funding LLC, FRN, 5.30%, 07/11/06	24,930
16,522	PB Finance Delaware, FRN, 5.31%, 07/24/06	16,522
		41,452
	Corporate Note — 4.2%
2,000	Alliance and Leister plc, FRN, 5.13%, 07/31/07	2,000
11,000	Allstate Life Global Funding II, FRN, 5.11%, 07/31/07	11,000
27,000	American Express Credit Corp., FRN, 5.17%, 06/12/07	27,000
28,500	Bank of America, FRN, 5.31%, 11/07/06	28,500
15,750	Banque Federative Du Credit, FRN, 5.30%, 07/13/07	15,750
8,502	Beta Finance, Inc., FRN, 5.38%, 03/15/07	8,502
10,050	CDC Financial Products, Inc., FRN, 5.41%, 07/31/06	10,050
20,900	Citigroup Global Markets, Inc., FRN, 5.38%, 07/07/06	20,900
	Dorada Finance, Inc.,
3,500	FRN, 5.37%, 01/14/08	3,500
25,000	FRN, 5.38%, 11/15/07	25,000
15,004	General Electric Capital Corp., FRN, 5.35%, 12/08/06	15,004
20,000	Goldman Sachs Group, Inc., FRN, 5.47%, 12/28/07	20,000
7,497	K2 (USA) LLC, FRN, 5.39%, 02/15/08	7,497
5,000	Landsbanki Islands HF, FRN, 5.29%, 03/16/07	5,000
14,499	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 10/24/06	14,499
	Links Finance LLC,
7,000	FRN, 5.36%, 10/06/06	7,000
19,997	FRN, 5.37%, 10/15/07	19,997
30,000	Macquarie Bank Ltd, FRN, 5.29%, 04/20/07	30,000
10,002	Pricoa Global Funding I, FRN, 5.16%, 10/05/06	10,002
	Sigma Finance, Inc.,
1,000	FRN, 5.37%, 10/24/07	1,000
19,990	FRN, 5.39%, 02/27/08	19,990
5,000	Wachovia Bank N.A., FRN, 5.30%, 10/02/06	5,000
		307,191
	Repurchase Agreement — 0.2%
17,502	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $17,510, collateralized by U.S. Government Agency Mortgages	17,502
	Total Investments of Cash Collateral for Securities Loaned (Cost $535,672)	535,672
	Total Investments — 107.3% (Cost $6,893,609)	7,822,442
	Liabilities in Excess of Other Assets — (7.3)%	(534,929)
	NET ASSETS — 100.0%	$7,287,513

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 88.7% (p)
	Common Stocks — 88.7%
	Aerospace & Defense — 1.6%
89	Armor Holdings, Inc. (a)	4,867
104	Ceradyne, Inc. (a)	5,125
36	DRS Technologies, Inc.	1,740
71	General Dynamics Corp.	4,622
63	Goodrich Corp.	2,550
83	Lockheed Martin Corp.	5,935
124	Raytheon Co.	5,524
		30,363
	Air Freight & Logistics — 0.3%
97	EGL, Inc. (a)	4,866
25	Pacer International, Inc.	813
		5,679
	Airlines — 0.6%
101	Alaska Air Group, Inc. (a)	3,968
99	AMR Corp. (a)	2,511
185	Continental Airlines, Inc., Class B (a)	5,501
		11,980
	Auto Components — 0.3%
290	ArvinMeritor, Inc.	4,985
	Automobiles — 0.5%
658	Ford Motor Co.	4,561
109	Thor Industries, Inc.	5,301
		9,862
	Beverages — 0.8%
252	Coca-Cola Enterprises, Inc.	5,126
13	Hansen Natural Corp. (a)	2,447
207	Pepsi Bottling Group, Inc.	6,650
		14,223
	Biotechnology — 1.0%
70	Amgen, Inc. (a)	4,557
60	Biogen Idec, Inc. (a)	2,788
79	Cephalon, Inc. (a)	4,737
34	CV Therapeutics, Inc. (a)	473
74	ICOS Corp. (a)	1,623
281	Millennium Pharmaceuticals, Inc. (a)	2,801
110	PDL BioPharma, Inc. (a)	2,018
		18,997
	Building Products — 0.5%
171	Lennox International, Inc.	4,528
73	Masco Corp.	2,171
38	Universal Forest Products, Inc.	2,402
		9,101
	Capital Markets — 2.3%
46	A.G. Edwards, Inc.	2,523
49	Bear Stearns Cos., Inc. (The)	6,880
44	Goldman Sachs Group, Inc.	6,593
357	Knight Capital Group, Inc. Class A (a)	5,439
112	Lehman Brothers Holdings, Inc.	7,271
93	Morgan Stanley	5,877
123	optionsXpress Holdings, Inc.	2,863
34	SEI Investments Co.	1,661
71	State Street Corp.	4,149
		43,256
	Chemicals — 1.9%
161	Celanese Corp., Class A	3,280
51	FMC Corp.	3,290
81	H.B. Fuller Co.	3,545
256	Hercules, Inc. (a)	3,911
136	Lubrizol Corp.	5,437
257	Lyondell Chemical Co.	5,816
244	Olin Corp.	4,376
101	Valspar Corp.	2,672
85	Westlake Chemical Corp.	2,542
		34,869
	Commercial Banks — 1.5%
56	BB&T Corp.	2,340
93	Comerica, Inc.	4,836
81	Greater Bay Bancorp	2,335
148	Keycorp	5,265
96	National City Corp.	3,460
164	U.S. Bancorp	5,074
85	Wachovia Corp.	4,609
		27,919
	Commercial Services & Supplies — 1.7%
150	Administaff, Inc.	5,368
120	Brink’s Co. (The)	6,763
62	FTI Consulting, Inc. (a)	1,666
203	IKON Office Solutions, Inc.	2,554
48	Labor Ready, Inc. (a)	1,089
105	Manpower, Inc.	6,803
163	R.R. Donnelley & Sons Co.	5,204
48	United Stationers, Inc. (a)	2,366
		31,813

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Communications Equipment — 1.7%
538	Arris Group, Inc. (a)	7,057
247	Avaya, Inc. (a)	2,820
220	Cisco Systems, Inc. (a)	4,294
403	Foundry Networks, Inc. (a)	4,300
270	Motorola, Inc.	5,431
255	Polycom, Inc. (a)	5,587
126	Tekelec (a)	1,560
		31,049
	Computers & Peripherals — 1.9%
968	Brocade Communications Systems, Inc. (a)	5,944
227	Hewlett-Packard Co.	7,193
128	Komag, Inc. (a)	5,894
96	Lexmark International, Inc., Class A (a)	5,367
287	Seagate Technology (Cayman Islands) (a)	6,492
289	Western Digital Corp. (a)	5,722
		36,612
	Construction & Engineering — 0.5%
102	EMCOR Group, Inc. (a)	4,955
105	Granite Construction, Inc.	4,749
		9,704
	Construction Materials — 0.8%
137	Eagle Materials, Inc.	6,506
82	Florida Rock Industries, Inc.	4,096
46	Martin Marietta Materials, Inc.	4,208
		14,810
	Consumer Finance — 0.5%
50	Capital One Financial Corp.	4,306
113	CompuCredit Corp. (a)	4,349
		8,655
	Containers & Packaging — 0.6%
87	Ball Corp.	3,237
241	Owens-Illinois, Inc. (a)	4,046
72	Temple-Inland, Inc.	3,067
		10,350
	Diversified Consumer Services — 0.4%
167	Career Education Corp. (a)	4,992
72	Jackson Hewitt Tax Service, Inc.	2,261
		7,253
	Diversified Financial Services — 0.7%
56	Bank of America Corp.	2,711
113	CIT Group, Inc.	5,915
105	Citigroup, Inc.	5,045
		13,671
	Diversified Telecommunication Services — 0.1%
94	AT&T, Inc. (m)	2,635
	Electric Utilities — 0.6%
73	American Electric Power Co., Inc.	2,487
142	Edison International	5,532
108	Pepco Holdings, Inc.	2,542
		10,561
	Electrical Equipment — 1.1%
87	A.O. Smith Corp.	4,024
86	Acuity Brands, Inc.	3,364
92	Belden CDT, Inc.	3,050
171	General Cable Corp. (a)	5,996
75	Regal-Beloit Corp.	3,324
		19,758
	Electronic Equipment & Instruments — 2.3%
155	Arrow Electronics, Inc. (a)	4,993
281	Avnet, Inc. (a)	5,627
142	Brightpoint, Inc. (a)	1,922
506	Flextronics International Ltd. (Singapore) (a)	5,375
251	Ingram Micro, Inc. Class A (a)	4,555
1,314	Sanmina-SCI Corp. (a)	6,044
1,488	Solectron Corp. (a)	5,089
94	Tech Data Corp. (a)	3,618
331	Vishay Intertechnology, Inc. (a)	5,214
		42,437
	Energy Equipment & Services — 4.3%
66	Diamond Offshore Drilling, Inc.	5,500
127	ENSCO International, Inc.	5,859
48	Grant Prideco, Inc. (a)	2,132
767	Grey Wolf, Inc. (a)	5,904
106	Helmerich & Payne, Inc.	6,413
118	Lone Star Technologies, Inc. (a)	6,383
57	Maverick Tube Corp. (a)	3,607
152	Nabors Industries Ltd. (Bermuda) (a)	5,133
123	NS Group, Inc. (a)	6,802
168	Oil States International, Inc. (a)	5,751
203	Patterson-UTI Energy, Inc.	5,739
27	SEACOR Holdings, Inc. (a)	2,196
87	Tidewater, Inc.	4,259
151	Todco, Class A	6,169
114	Unit Corp. (a)	6,493

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Energy Equipment & Services — Continued
63	W-H Energy Services, Inc. (a)	3,226
		81,566
	Food & Staples Retailing — 0.7%
126	Kroger Co. (The)	2,748
167	Performance Food Group Co. (a)	5,066
168	Supervalu, Inc.	5,156
		12,970
	Food Products — 1.1%
138	Dean Foods Co. (a)	5,121
284	Del Monte Foods Co.	3,190
116	General Mills, Inc.	6,001
87	H.J. Heinz Co.	3,599
142	Sara Lee Corp.	2,279
—(h)	Wm. Wrigley Jr. Co.	—	(h)
		20,190
	Gas Utilities — 0.5%
174	Oneok, Inc.	5,921
52	Questar Corp.	4,176
		10,097
	Health Care Equipment & Supplies — 1.9%
110	Bausch & Lomb, Inc.	5,392
134	Baxter International, Inc.	4,929
84	Beckman Coulter, Inc.	4,662
91	Dentsply International, Inc.	5,541
82	Haemonetics Corp. (a)	3,810
149	Kinetic Concepts, Inc. (a)	6,598
136	Kyphon, Inc. (a)	5,216
		36,148
	Health Care Providers & Services — 2.8%
120	Aetna, Inc.	4,791
158	AmerisourceBergen Corp.	6,629
158	Apria Healthcare Group, Inc. (a)	2,984
54	Cigna Corp.	5,289
102	Coventry Health Care, Inc. (a)	5,615
107	Health Net, Inc. (a)	4,832
123	Humana, Inc. (a)	6,607
104	McKesson Corp.	4,925
46	Sierra Health Services, Inc. (a)	2,063
73	WellCare Health Plans, Inc. (a)	3,586
66	WellPoint, Inc. (a)	4,770
		52,091
	Health Care Technology — 0.3%
427	Emdeon Corp. (a)	5,304
	Hotels, Restaurants & Leisure — 2.5%
143	Brinker International, Inc.	5,193
46	CBRL Group, Inc.	1,550
191	Darden Restaurants, Inc.	7,543
148	Domino’s Pizza, Inc.	3,656
91	International Game Technology	3,452
143	Jack in the Box, Inc. (a)	5,591
149	Penn National Gaming, Inc. (a)	5,760
171	Pinnacle Entertainment, Inc. (a)	5,256
192	Ruby Tuesday, Inc.	4,695
111	Vail Resorts, Inc. (a)	4,131
		46,827
	Household Durables — 2.8%
234	American Greetings Corp., Class A	4,920
88	Beazer Homes USA, Inc.	4,027
54	Ethan Allen Interiors, Inc.	1,986
264	Furniture Brands International, Inc.	5,495
43	KB Home	1,988
87	Lennar Corp., Class A	3,861
114	Meritage Homes Corp. (a)	5,370
10	NVR, Inc. (a)	5,036
102	Pulte Homes, Inc.	2,930
89	Ryland Group, Inc.	3,877
78	Technical Olympic USA, Inc.	1,125
52	Toll Brothers, Inc. (a)	1,332
265	WCI Communities, Inc. (a)	5,343
190	Yankee Candle Co., Inc.	4,748
		52,038
	Household Products — 0.4%
98	Energizer Holdings, Inc. (a)	5,764
208	Spectrum Brands, Inc. (a)	2,690
		8,454
	Independent Power Producers & Energy Traders — 0.6%
264	AES Corp. (The) (a)	4,880
105	TXU Corp.	6,262
		11,142
	Industrial Conglomerates — 0.3%
95	Walter Industries, Inc.	5,449
	Insurance — 4.9%
110	ACE Ltd. (Cayman Islands)	5,573
101	Allstate Corp. (The)	5,545
134	American Financial Group, Inc.	5,768
31	AmerUs Group Co.	1,800
99	Assurant, Inc.	4,788

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Insurance — Continued
39	Chubb Corp.	1,939
156	Genworth Financial, Inc.	5,423
60	Hanover Insurance Group, Inc. (The)	2,850
65	Hartford Financial Services Group, Inc.	5,458
81	LandAmerica Financial Group, Inc.	5,216
96	Lincoln National Corp.	5,401
82	MBIA, Inc.	4,805
111	Metlife, Inc.	5,708
118	Nationwide Financial Services, Inc.	5,204
111	Ohio Casualty Corp.	3,289
205	Old Republic International Corp.	4,374
99	Safeco Corp.	5,562
121	St. Paul Travelers Cos., Inc. (The)	5,374
61	UnumProvident Corp.	1,109
206	W.R. Berkley Corp.	7,035
		92,221
	Internet & Catalog Retail — 1.3%
257	Expedia, Inc. (a)	3,847
203	IAC/InterActive Corp. (a)	5,375
227	Netflix, Inc. (a)	6,188
134	Nutri/System, Inc. (a)	8,329
		23,739
	Internet Software & Services — 0.6%
97	Digital River, Inc. (a)	3,921
62	Digitas, Inc. (a)	721
551	RealNetworks, Inc. (a)	5,893
		10,535
	IT Services — 1.2%
185	Accenture Ltd., Class A (Bermuda)	5,238
183	CSG Systems International, Inc. (a)	4,515
121	Fiserv, Inc. (a)	5,489
129	Hewitt Associates, Inc., Class A (a)	2,889
580	Unisys Corp. (a)	3,645
		21,776
	Life Sciences Tools & Services — 0.9%
78	Invitrogen Corp. (a)	5,140
214	PerkinElmer, Inc.	4,464
78	Varian, Inc. (a)	3,252
90	Waters Corp. (a)	4,016
		16,872
	Machinery — 4.2%
150	AGCO Corp. (a)	3,954
99	Bucyrus International, Inc.	4,977
49	Crane Co.	2,030
59	Cummins, Inc.	7,265
168	Gardner Denver, Inc. (a)	6,478
94	Ingersoll-Rand Co., Ltd. Class A (Bermuda)	4,037
42	ITT Industries, Inc.	2,095
209	JLG Industries, Inc.	4,698
19	Lincoln Electric Holdings, Inc.	1,202
89	Manitowoc Co., Inc. (The)	3,952
210	Navistar International Corp. (a)	5,164
78	PACCAR, Inc.	6,456
57	Parker-Hannifin Corp.	4,437
109	SPX Corp.	6,109
66	Terex Corp. (a)	6,556
160	Timken Co.	5,358
96	Trinity Industries, Inc.	3,891
		78,659
	Media — 1.6%
80	Cablevision Systems Corp. New York Group, Class A	1,720
223	CBS Corp., Class B	6,033
151	Comcast Corp., Class A (a)	4,946
62	Entercom Communications Corp.	1,631
71	Gannett Co., Inc.	3,970
83	McGraw-Hill Cos., Inc. (The)	4,146
59	Omnicom Group, Inc.	5,263
77	Warner Music Group Corp.	2,264
		29,973
	Metals & Mining — 2.1%
55	Chaparral Stell Co. (a)	3,958
113	Freeport-McMoRan Copper & Gold, Inc., Class B	6,257
119	Oregon Steel Mills, Inc. (a)	6,033
61	Phelps Dodge Corp.	4,990
76	Reliance Steel & Aluminum Co.	6,278
102	Steel Dynamics, Inc.	6,702
83	United States Steel Corp.	5,828
		40,046
	Multi-Utilities — 2.3%
178	Alliant Energy Corp.	6,103
474	CenterPoint Energy, Inc.	5,919
457	CMS Energy Corp. (a)	5,909
125	DTE Energy Co.	5,078
95	MDU Resources Group, Inc.	3,477
129	PG&E Corp.	5,056
71	Sempra Energy	3,242

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Multi-Utilities — Continued
290	TECO Energy, Inc.	4,330
96	WPS Resources Corp.	4,747
		43,861
	Multiline Retail — 0.9%
67	Dillards, Inc., Class A	2,131
234	Dollar Tree Stores, Inc. (a)	6,210
97	J.C. Penney Co., Inc.	6,578
33	Kohl’s Corp. (a)	1,953
		16,872
	Office Electronics — 0.2%
325	Xerox Corp. (a)	4,522
	Oil, Gas & Consumable Fuels — 4.1%
116	ConocoPhillips	7,574
96	Devon Energy Corp.	5,786
265	El Paso Corp.	3,971
135	Foundation Co. al Holdings, Inc.	6,358
137	Helix Energy Solutions Group, Inc. (a)	5,526
101	Kerr-McGee Corp.	7,013
86	Marathon Oil Corp.	7,172
116	Overseas Shipholding Group, Inc.	6,890
49	Penn Virginia Corp.	3,404
88	Plains Exploration & Production Co. (a)	3,587
94	Pogo Producing Co.	4,318
66	Range Resources Corp.	1,785
74	Swift Energy Co. (a)	3,157
31	Tesoro Corp.	2,292
80	W&T Offshore, Inc.	3,109
46	Western Gas Resources, Inc.	2,780
65	World Fuel Services Corp.	2,955
		77,677
	Paper & Forest Products — 0.3%
247	Louisiana-Pacific Corp.	5,401
	Personal Products — 0.2%
194	NBTY, Inc. (a)	4,649
	Pharmaceuticals — 2.6%
206	Alpharma, Inc., Class A	4,960
281	Biovail Corp. (Canada)	6,579
188	Endo Pharmaceuticals Holdings, Inc. (a)	6,208
345	King Pharmaceuticals, Inc. (a)	5,862
51	Kos Pharmaceuticals, Inc. (a)	1,923
169	Merck & Co., Inc.	6,168
193	Mylan Laboratories, Inc.	3,858
168	Pfizer, Inc.	3,932
101	Schering-Plough Corp.	1,921
228	Valeant Pharmaceuticals International	3,852
87	Wyeth	3,879
		49,142
	Real Estate Investment Trusts (REITs) — 0.6%
8	AvalonBay Communities, Inc. REIT	833
32	BRE Properties, Inc. REIT	1,767
26	Camden Property Trust REIT	1,890
57	Crescent Real Estate EQT Co.	1,054
44	Liberty Property Trust REIT	1,929
38	Mack-Cali Realty Corp. REIT	1,734
39	Mills Corp. (The) REIT	1,056
21	Simon Property Group, Inc. REIT	1,758
		12,021
	Road & Rail — 1.0%
66	Con-way, Inc.	3,847
46	CSX Corp.	3,242
78	Norfolk Southern Corp.	4,170
56	Swift Transportation Co., Inc. (a)	1,779
153	YRC Worldwide, Inc. (a)	6,455
		19,493
	Semiconductors & Semiconductor Equipment — 4.0%
596	Amkor Technology, Inc. (a)	5,637
2,200	Conexant Systems, Inc. (a)	5,500
72	Cymer, Inc. (a)	3,348
182	Fairchild Semiconductor International, Inc. (a)	3,304
229	Freescale Semiconductor, Inc., Class B (a)	6,746
48	Intersil Corp., Class A	1,123
142	Lam Research Corp. (a)	6,627
643	LSI Logic Corp. (a)	5,759
45	National Semiconductor Corp.	1,064
209	Novellus Systems, Inc. (a)	5,173
227	Omnivision Technologies, Inc. (a)	4,791
906	ON Semiconductor Corp. (a)	5,326
270	Silicon Image, Inc. (a)	2,907
710	Skyworks Solutions, Inc. (a)	3,909
371	Teradyne, Inc. (a)	5,165
151	Trident Microsystems, Inc. (a)	2,874
216	Zoran Corp. (a)	5,258
		74,511
	Software — 4.0%
281	BMC Software, Inc. (a)	6,724
255	CA, Inc.	5,246
351	Cadence Design Systems, Inc. (a)	6,019

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Software — Continued
270	Check Point Software Technologies (Israel) (a)	4,749
571	Compuware Corp. (a)	3,826
141	Hyperion Solutions Corp. (a)	3,894
152	Informatica Corp. (a)	1,996
256	Internet Security Systems (a)	4,828
236	McAfee, Inc. (a)	5,717
186	Mercury Interactive Corp. (a)	6,492
285	Parametric Technology Corp. (a)	3,617
290	Quest Software, Inc. (a)	4,074
186	Red Hat, Inc. (a)	4,351
97	Salesforce.com, Inc. (a)	2,573
268	Sybase, Inc. (a)	5,194
287	Synopsys, Inc. (a)	5,384
		74,684
	Specialty Retail — 5.3%
91	Abercrombie & Fitch Co.	5,017
81	Aeropostale, Inc. (a)	2,353
259	American Eagle Outfitters, Inc.	8,808
134	AnnTaylor Stores Corp. (a)	5,834
300	Autonation, Inc. (a)	6,439
136	Barnes & Noble, Inc.	4,953
289	Charming Shoppes, Inc. (a)	3,244
101	Claire’s Stores, Inc.	2,570
211	Dress Barn, Inc. (a)	5,351
186	Gap, Inc. (The)	3,229
109	Genesco, Inc. (a)	3,709
97	Group 1 Automotive, Inc.	5,489
78	Lowe’s Cos., Inc.	4,713
163	Men’s Wearhouse, Inc.	4,931
143	Pacific Sunwear of California, Inc. (a)	2,567
84	Pantry, Inc. (The) (a)	4,856
285	Payless Shoesource, Inc. (a)	7,755
193	Rent-A-Center, Inc. (a)	4,806
125	Select Comfort Corp. (a)	2,870
94	Sherwin-Williams Co. (The)	4,479
78	Talbots, Inc.	1,432
188	United Auto Group, Inc.	4,022
		99,427
	Textiles, Apparel & Luxury Goods — 0.6%
35	Columbia Sportswear Co. (a)	1,599
17	Nike, Inc., Class B	1,351
150	Phillips-Van Heusen	5,716
148	Wolverine World Wide, Inc.	3,460
		12,126
	Thrifts & Mortgage Finance — 1.9%
151	Accredited Home Lenders Holding Co. (a)	7,206
135	Corus Bankshares, Inc.	3,523
115	Countrywide Financial Corp.	4,366
90	Fannie Mae	4,322
96	FirstFed Financial Corp. (a)	5,541
140	IndyMac Bancorp, Inc.	6,415
66	Radian Group, Inc.	4,093
		35,466
	Tobacco — 0.8%
143	Loews Corp. — Carolina Group	7,347
70	Reynolds American, Inc.	8,124
		15,471
	Trading Companies & Distributors — 0.4%
65	United Rentals, Inc. (a)	2,074
77	WESCO International, Inc. (a)	5,290
		7,364
	Wireless Telecommunication Services — 0.3%
687	Dobson Communications Corp. (a)	5,310
	Total Common Stocks (Cost $1,537,418)	1,664,636
Short-Term Investment — 8.5%
	Investment Company — 8.5%
160,305	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $160,305)	160,305
	Total Investments — 97.2% (Cost $1,697,723)	1,824,941
	Other Assets in Excess of Liabilities — 2.8%	51,880
	NET ASSETS — 100.0%	$1,876,821

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — 86.5%
	Common Stocks — 86.5%
	Aerospace & Defense — 1.1%
86	Curtiss-Wright Corp.	2,666
58	Esterline Technologies Corp. (a)	2,395
325	Hexcel Corp. (a)	5,102
90	Precision Castparts Corp.	5,402
87	Rockwell Collins, Inc.	4,833
		20,398
	Air Freight & Logistics — 0.3%
73	Forward Air Corp.	2,960
37	United Parcel Service, Inc., Class B	3,056
		6,016
	Airlines — 0.3%
534	JetBlue Airways Corp. (a)	6,479
	Auto Components — 1.1%
235	American Axle & Manufacturing Holdings, Inc.	4,013
250	Cooper Tire & Rubber Co.	2,783
308	Gentex Corp.	4,306
73	Johnson Controls, Inc.	6,017
146	Tenneco, Inc. (a)	3,796
		20,915
	Biotechnology — 0.8%
58	Amylin Pharmaceuticals, Inc. (a)	2,874
103	Cubist Pharmaceuticals, Inc. (a)	2,599
214	MedImmune, Inc. (a)	5,794
90	Vertex Pharmaceuticals, Inc. (a)	3,317
		14,584
	Capital Markets — 2.7%
18	Affiliated Managers Group, Inc. (a)	1,573
259	Charles Schwab Corp. (The)	4,140
223	Eaton Vance Corp.	5,568
193	Federated Investors, Inc., Class B	6,076
57	GFI Group, Inc. (a)	3,101
112	Investors Financial Services Corp.	5,022
318	Janus Capital Group, Inc.	5,690
62	Legg Mason, Inc.	6,153
119	T. Rowe Price Group, Inc.	4,497
289	TD Ameritrade Holding Corp.	4,285
216	Waddell & Reed Financial, Inc.	4,440
		50,545
	Chemicals — 2.6%
91	Air Products & Chemicals, Inc.	5,802
88	Ashland, Inc.	5,854
676	Chemtura Corp.	6,318
166	Ecolab, Inc.	6,718
137	El Du Pont de Nemours & Co.	5,706
35	Minerals Technologies, Inc.	1,823
65	Monsanto Co.	5,455
354	Mosiac Co. (The) (a)	5,541
110	Scotts Miracle-Gro Co. (The), Class A	4,668
		47,885
	Commercial Banks — 2.9%
127	Associated Banc-Corp.	3,995
72	City National Corp.	4,699
187	Commerce Bancorp, Inc.	6,654
127	East-West Bancorp, Inc.	4,821
159	Fifth Third Bancorp	5,889
99	Mercantile Bankshares Corp.	3,521
114	SVB Financial Group (a)	5,198
199	Synovus Financial Corp.	5,321
210	TD Banknorth, Inc.	6,172
204	UCBH Holdings, Inc.	3,380
32	UnionBanCal Corp.	2,078
29	Zions Bancorp	2,247
		53,975
	Commercial Services & Supplies — 2.7%
418	Allied Waste Industries, Inc. (a)	4,744
63	Brady Corp., Class A	2,327
143	ChoicePoint, Inc. (a)	5,980
112	Cintas Corp.	4,449
84	Copart, Inc. (a)	2,060
259	Covanta Holding Corp. (a)	4,575
115	Herman Miller, Inc.	2,971
26	HNI Corp.	1,194
68	Mine Safety Appliances Co.	2,722
147	Navigant Consulting, Inc. (a)	3,332
134	Republic Services, Inc.	5,417
103	Stericycle, Inc. (a)	6,675
131	Waste Connections, Inc. (a)	4,778
		51,224
	Communications Equipment — 2.3%
1,470	3Com Corp. (a)	7,524
1,475	Ciena Corp. (a)	7,096
271	Dycom Industries, Inc. (a)	5,779
796	JDS Uniphase Corp. (a)	2,014
2,845	Nortel Networks Corp. (Canada) (a)	6,373

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Communications Equipment — Continued
666	Powerwave Technologies, Inc. (a)	6,070
139	QUALCOMM, Inc.	5,576
119	Redback Networks, Inc. (a)	2,188
		42,620
	Computers & Peripherals — 2.2%
55	Apple Computer, Inc. (a)	3,123
116	Avid Technology, Inc. (a)	3,874
152	Diebold, Inc.	6,188
221	Intermec, Inc. (a)	5,069
162	Network Appliance, Inc. (a)	5,730
162	Rackable Systems, Inc. (a)	6,412
80	SanDisk Corp. (a)	4,082
1,440	Sun Microsystems, Inc. (a)	5,976
		40,454
	Construction & Engineering — 0.3%
148	Shaw Group, Inc. (The) (a)	4,106
52	URS Corp. (a)	2,198
		6,304
	Consumer Finance — 0.6%
118	American Express Co.	6,285
83	SLM Corp.	4,417
		10,702
	Containers & Packaging — 0.6%
241	Packaging Corp. of America	5,297
558	Smurfit-Stone Container Corp. (a)	6,109
		11,406
	Diversified Consumer Services — 1.3%
260	DeVry, Inc. (a)	5,719
257	H&R Block, Inc.	6,128
48	ITT Educational Services, Inc. (a)	3,170
51	Laureate Education, Inc. (a)	2,167
47	Strayer Education, Inc.	4,552
50	Weight Watchers International, Inc.	2,055
		23,791
	Diversified Financial Services — 1.3%
16	Chicago Mercantile Exchange Holdings, Inc.	8,041
164	International Securities Exchange	6,250
46	Moody’s Corp.	2,482
226	Nasdaq Stock Market, Inc. (The) (a)	6,765
		23,538
	Electric Utilities — 2.5%
195	Allegheny Energy, Inc. (a)	7,237
196	DPL, Inc.	5,266
180	Duquesne Light Holdings, Inc.	2,954
34	Entergy Corp.	2,377
54	Exelon Corp.	3,080
166	Hawaiian Electric Industries, Inc.	4,624
106	Idacorp, Inc.	3,642
224	Northeast Utilities	4,622
364	Reliant Energy, Inc. (a)	4,359
298	Sierra Pacific Resources (a)	4,176
173	Southern Co. (The)	5,530
		47,867
	Electrical Equipment — 1.4%
327	American Power Conversion Corp.	6,370
130	Ametek, Inc.	6,157
172	Energy Conversion Devices, Inc. (a)	6,280
105	Evergreen Solar, Inc. (a)	1,368
90	Rockwell Automation, Inc.	6,482
		26,657
	Electronic Equipment & Instruments — 0.7%
241	Cogent, Inc. (a)	3,632
214	Flir Systems, Inc. (a)	4,722
488	Symbol Technologies, Inc.	5,268
		13,622
	Energy Equipment & Services — 2.8%
115	CARBO Ceramics, Inc.	5,673
129	Dresser-Rand Group, Inc. (a)	3,039
220	Global Industries Ltd (a)	3,673
51	Halliburton Co.	3,820
337	Hanover Compressor Co. (a)	6,331
48	Hydril (a)	3,777
84	National Oilwell Varco, Inc. (a)	5,304
153	Pride International, Inc. (a)	4,767
117	Smith International, Inc.	5,211
50	Transocean, Inc. (Cayman Islands) (a)	4,038
146	Weatherford International Ltd. (Bermuda) (a)	7,264
		52,897
	Food & Staples Retailing — 2.2%
211	CVS Corp.	6,491
172	Great Atlantic & Pacific Tea Co., Inc.	3,913
1,294	Rite Aid Corp. (a)	5,485
201	Sysco Corp.	6,134
137	United Natural Foods, Inc. (a)	4,518
39	Wal-Mart Stores, Inc.	1,886
114	Walgreen Co.	5,127
114	Whole Foods Market, Inc.	7,377
		40,931

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Food Products — 2.0%
48	Corn Products International, Inc.	1,469
110	Flowers Foods, Inc.	3,156
110	Hershey Co. (The)	6,080
53	JM Smucker Co. (The)	2,372
41	Kellogg Co.	1,991
118	McCormick & Co., Inc.	3,951
78	Ralcorp Holdings, Inc. (a)	3,336
79	Smithfield Foods, Inc. (a)	2,278
408	Tyson Foods, Inc., Class A	6,061
135	Wm. Wrigley Jr. Co.	6,134
		36,828
	Gas Utilities — 0.6%
187	Equitable Resources, Inc.	6,262
108	Southern Union Co.	2,930
95	WGL Holdings, Inc.	2,752
		11,944
	Health Care Equipment & Supplies — 3.6%
143	Advanced Medical Optics, Inc. (a)	7,234
59	Alcon, Inc. (Switzerland)	5,819
49	American Medical Systems Holdings, Inc. (a)	814
50	Arthrocare Corp. (a)	2,118
174	Biomet, Inc.	5,438
75	Cytyc Corp. (a)	1,911
136	Hologic, Inc. (a)	6,702
127	Intermagnetics General Corp. (a)	3,427
91	Medtronic, Inc.	4,277
149	Mentor Corp.	6,498
77	PolyMedica Corp.	2,778
154	Resmed, Inc. (a)	7,223
39	Respironics, Inc. (a)	1,331
157	St. Jude Medical, Inc. (a)	5,101
106	Stryker Corp.	4,450
60	Varian Medical Systems, Inc. (a)	2,833
		67,954
	Health Care Providers & Services — 2.0%
126	DaVita, Inc. (a)	6,263
95	HealthExtras, Inc. (a)	2,883
88	Healthways, Inc. (a)	4,642
79	Medco Health Solutions, Inc. (a)	4,538
165	Patterson Cos., Inc. (a)	5,776
75	PSS World Medical, Inc. (a)	1,317
203	Psychiatric Solutions, Inc. (a)	5,825
822	Tenet Healthcare Corp. (a)	5,737
		36,981
	Health Care Technology — 0.2%
197	Eclipsys Corp. (a)	3,575
	Hotels, Restaurants & Leisure — 4.4%
166	Cheesecake Factory, Inc. (The) (a)	4,480
102	Gaylord Entertainment Co. (a)	4,443
73	Harrah’s Entertainment, Inc.	5,165
133	Hilton Hotels Corp.	3,763
92	Las Vegas Sands Corp. (a)	7,143
59	Life Time Fitness, Inc. (a)	2,731
166	OSI Restaurant Partners, Inc.	5,756
96	Panera Bread Co., Class A (a)	6,477
132	PF Chang’s China Bistro, Inc. (a)	5,034
190	Scientific Games Corp., Class A (a)	6,766
657	Six Flags, Inc. (a)	3,692
162	Sonic Corp. (a)	3,362
76	Station Casinos, Inc.	5,140
91	Wendy’s International, Inc.	5,311
202	WMS Industries, Inc. (a)	5,528
97	Wynn Resorts Ltd. (a)	7,109
		81,900
	Household Durables — 1.3%
75	Fortune Brands, Inc.	5,355
114	MDC Holdings, Inc.	5,938
30	Mohawk Industries, Inc. (a)	2,111
169	Standard-Pacific Corp.	4,339
76	Stanley Works (The)	3,593
184	Tupperware Brands Corp.	3,630
		24,966
	Household Products — 0.3%
111	Procter & Gamble Co.	6,154
	Independent Power Producers & Energy Traders — 0.1%
49	NRG Energy, Inc. (a)	2,367
	Insurance — 2.6%
116	Aflac, Inc.	5,384
42	American International Group, Inc.	2,481
153	Brown & Brown, Inc.	4,483
69	Everest Re Group Ltd. (Barbados)	5,978
204	Gallagher (Arthur J.) & Co.	5,168
77	Hilb, Rogal & Hobbs Co.	2,862
8	Markel Corp. (a)	2,742
224	Marsh & McLennan Cos., Inc.	6,014
117	National Financial Partners Corp.	5,201
199	Phoenix Cos., Inc. (The)	2,796
97	XL Capital Ltd., Class A (Cayman Islands)	5,954
		49,063

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Internet Software & Services — 1.3%
201	Akamai Technologies, Inc. (a)	7,275
522	CNET Networks, Inc. (a)	4,168
201	eBay, Inc. (a)	5,875
200	Yahoo!, Inc. (a)	6,593
		23,911
	IT Services — 2.4%
687	BearingPoint, Inc. (a)	5,747
31	CACI International, Inc., Class A (a)	1,800
49	Cognizant Technology Solutions Corp., Class A (a)	3,283
186	Electronic Data Systems Corp.	4,473
133	Euronet Worldwide, Inc. (a)	5,097
99	First Data Corp.	4,460
188	Gartner, Inc. (a)	2,669
126	Iron Mountain, Inc. (a)	4,695
155	SRA International, Inc., Class A (a)	4,118
129	Talx Corp.	2,830
187	VeriFone Holdings, Inc. (a)	5,709
		44,881
	Leisure Equipment & Products — 0.9%
183	Callaway Golf Co.	2,381
91	Marvel Entertainment, Inc. (a)	1,816
189	Oakley, Inc.	3,177
95	Polaris Industries, Inc.	4,124
128	Pool Corp.	5,577
		17,075
	Life Sciences Tools & Services — 2.0%
233	Affymetrix, Inc. (a)	5,960
112	Covance, Inc. (a)	6,851
103	Millipore Corp. (a)	6,460
336	Nektar Therapeutics (a)	6,169
56	Pharmaceutical Product Development, Inc.	1,982
180	Thermo Electron Corp. (a)	6,518
71	Ventana Medical Systems, Inc. (a)	3,337
		37,277
	Machinery — 2.0%
122	Actuant Corp., Class A	6,087
93	Clarcor, Inc.	2,760
40	Deere & Co.	3,329
145	Donaldson Co., Inc.	4,913
91	ESCO Technologies, Inc. (a)	4,849
123	Flowserve Corp. (a)	6,973
218	Pall Corp.	6,093
86	Pentair, Inc.	2,923
		37,927
	Marine — 0.2%
84	Alexander & Baldwin, Inc.	3,718
	Media — 2.6%
92	Arbitron, Inc.	3,509
372	DIRECTV Group, Inc. (The) (a)	6,133
233	Discovery Holding Co., Class A (a)	3,406
85	Dow Jones & Co., Inc.	2,965
468	Interpublic Group of Cos., Inc. (a)	3,906
128	Lamar Advertising Co., Class A (a)	6,895
151	New York Times Co., Class A	3,708
254	NTL, Inc.	6,322
208	Regal Entertainment Group, Class A	4,233
128	Time Warner, Inc.	2,210
78	Valassis Communications, Inc. (a)	1,829
225	XM Satellite Radio Holdings, Inc., Class A (a)	3,290
		48,406
	Metals & Mining — 0.8%
103	Alcoa, Inc.	3,318
27	Allegheny Technologies, Inc.	1,897
91	Newmont Mining Corp.	4,808
257	Worthington Industries, Inc.	5,383
		15,406
	Multi-Utilities — 1.0%
71	Ameren Corp.	3,597
187	Duke Energy Corp. (a)	5,502
127	PNM Resources, Inc.	3,174
95	Public Service Enterprise Group, Inc.	6,289
		18,562
	Multiline Retail — 0.3%
108	Federated Department Stores, Inc.	3,955
127	Tuesday Morning Corp.	1,665
		5,620
	Office Electronics — 0.2%
137	Zebra Technologies Corp., Class A (a)	4,667
	Oil, Gas & Consumable Fuels — 4.6%
291	Alpha Natural Resources, Inc. (a)	5,701
145	Arch Coal, Inc.	6,143
79	ATP Oil & Gas Corp. (a)	3,306
156	Berry Petroleum Co., Class A	5,177
148	Cheniere Energy, Inc. (a)	5,783
128	Cimarex Energy Co.	5,512
119	Consol Energy, Inc.	5,560
75	Delta Petroleum Corp. (a)	1,283
329	Energy Partners Ltd. (a)	6,226

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   47

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
154	Forest Oil Corp. (a)	5,093
15	Marathon Oil Corp.	1,216
179	Massey Energy Co.	6,462
126	Murphy Oil Corp.	7,057
75	Pioneer Natural Resources Co.	3,461
195	Quicksilver Resources, Inc. (a)	7,194
152	Southwestern Energy Co. (a)	4,740
289	Williams Cos., Inc.	6,748
		86,662
	Paper & Forest Products — 0.2%
202	Bowater, Inc.	4,590
	Personal Products — 0.5%
65	Alberto-Culver Co.	3,191
201	Avon Products, Inc.	6,219
		9,410
	Pharmaceuticals — 1.0%
79	Adams Respiratory Therapeutics, Inc. (a)	3,538
59	Allergan, Inc.	6,306
204	Medicines Co. (a)	3,983
90	Sepracor, Inc. (a)	5,119
		18,946
	Real Estate Investment Trusts (REITs) — 0.7%
47	Apartment Investment & Management Co. REIT	2,036
33	Federal Realty Investment Trust REIT	2,287
15	General Growth Properties, Inc. REIT	665
34	Heritage Property Investment Trust REIT	1,196
31	Kilroy Realty Corp. REIT	2,242
19	Post Properties, Inc. REIT	881
77	Potlatch Corp. REIT	2,904
43	Reckson Associates Realty Corp., REIT	1,772
		13,983
	Road & Rail — 0.9%
178	Kansas City Southern Industries, Inc. (a)	4,939
189	Knight Transportation, Inc.	3,827
88	Landstar System, Inc.	4,158
213	Werner Enterprises, Inc.	4,322
		17,246
	Semiconductors & Semiconductor Equipment — 4.6%
280	Altera Corp. (a)	4,908
423	ATI Technologies, Inc. (Canada) (a)	6,171
148	ATMI, Inc. (a)	3,633
132	Cree, Inc. (a)	3,127
435	Cypress Semiconductor Corp. (a)	6,330
214	Entegris, Inc. (a)	2,043
132	Formfactor, Inc. (a)	5,906
449	Integrated Device Technology, Inc. (a)	6,365
150	International Rectifier Corp. (a)	5,859
57	KLA-Tencor Corp.	2,384
178	Linear Technology Corp.	5,948
97	Marvell Technology Group Ltd. (Bermuda) (a)	4,309
126	MEMC Electronic Materials, Inc. (a)	4,722
164	Micrel, Inc. (a)	1,643
189	Microchip Technology, Inc.	6,354
239	Microsemi Corp. (a)	5,837
679	PMC-Sierra, Inc. (a)	6,378
152	Tessera Technologies, Inc. (a)	4,168
		86,085
	Software — 3.3%
527	Activision, Inc. (a)	5,992
212	Adobe Systems, Inc. (a)	6,430
77	Ansys, Inc. (a)	3,696
174	Autodesk, Inc. (a)	5,991
152	Cognos, Inc. (Canada) (a)	4,317
127	Electronic Arts, Inc. (a)	5,481
45	Factset Research Systems, Inc.	2,118
190	Jack Henry & Associates, Inc.	3,735
124	NAVTEQ Corp. (a)	5,552
600	Nuance Communications, Inc. (a)	6,039
421	Take-Two Interactive Software, Inc. (a)	4,483
287	THQ, Inc. (a)	6,191
243	Wind River Systems, Inc. (a)	2,166
		62,191
	Specialty Retail — 3.9%
94	Aaron Rents, Inc.	2,538
171	Bebe Stores, Inc.	2,637
99	Borders Group, Inc.	1,832
8	Cabela’s, Inc., Class A (a)	154
233	CarMax, Inc. (a)	8,245
202	Chico’s FAS, Inc. (a)	5,450
98	Children’s Place Retail Stores, Inc. (The) (a)	5,899
49	Dick’s Sporting Goods, Inc. (a)	1,922
152	GameStop Corp., Class A (a)	6,400
33	Guess?, Inc. (a)	1,388
101	Guitar Center, Inc. (a)	4,487
121	O’Reilly Automotive, Inc. (a)	3,781
232	Petco Animal Supplies, Inc. (a)	4,731

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Specialty Retail — Continued
655	Pier 1 Imports, Inc.	4,574
177	Tiffany & Co.	5,861
121	Tractor Supply Co. (a)	6,713
340	Urban Outfitters, Inc. (a)	5,952
		72,564
	Textiles, Apparel & Luxury Goods — 0.9%
204	Coach, Inc. (a)	6,095
164	Fossil, Inc. (a)	2,946
42	Polo Ralph Lauren Corp.	2,322
398	Quiksilver, Inc. (a)	4,853
		16,216
	Thrifts & Mortgage Finance — 0.9%
59	Astoria Financial Corp.	1,795
478	Hudson City Bancorp, Inc.	6,375
272	New York Community Bancorp, Inc.	4,498
84	Sovereign Bancorp, Inc.	1,713
42	Webster Financial Corp.	1,973
		16,354
	Trading Companies & Distributors — 0.5%
186	Fastenal Co.	7,507
35	Watsco, Inc.	2,074
		9,581
	Water Utilities — 0.2%
172	Aqua America, Inc.	3,927
	Wireless Telecommunication Services — 0.8%
205	American Tower Corp., Class A (a)	6,395
217	Sprint Nextel Corp.	4,337
92	Telephone & Data Systems, Inc.	3,799
		14,531
	Total Short Positions — 86.5% (Proceeds $1,583,495)	$1,624,278

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   49

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.5%
	Common Stocks — 93.7%
	Building Products — 2.3%
150	Griffon Corp. (a)	3,915
	Capital Markets — 2.9%
190	W.P. Carey & Co. LLC (i)	4,811
	Chemicals — 3.2%
80	Albemarle Corp.	3,830
20	Sigma-Aldrich Corp.	1,453
		5,283
	Commercial Banks — 8.2%
4	M&T Bank Corp.	472
150	North Fork Bancorp, Inc.	4,526
15	SunTrust Banks, Inc.	1,144
40	U.S. Bancorp	1,235
35	United Community Banks, Inc.	1,065
30	Wachovia Corp.	1,622
23	Wells Fargo & Co.	1,543
50	Wilmington Trust Corp.	2,109
		13,716
	Commercial Services & Supplies — 1.0%
42	Pitney Bowes, Inc.	1,735
	Construction Materials — 4.5%
50	Cemex S.A. de C.V. ADR (Mexico) (a)	2,848
60	Vulcan Materials Co.	4,680
		7,528
	Diversified Financial Services — 2.5%
25	Bank of America Corp.	1,203
70	Onex Corp. (Canada) (i)	1,401
80	Resource America, Inc., Class A	1,524
		4,128
	Diversified Telecommunication Services — 2.7%
90	Commonwealth Telephone Enterprises, Inc.	2,984
90	Consolidated Communications Holdings, Inc.	1,497
		4,481
	Food & Staples Retailing — 1.2%
50	CVS Corp.	1,535
50	Pathmark Stores, Inc. (a)	470
		2,005
	Gas Utilities — 1.2%
80	UGI Corp.	1,970
	Health Care Providers & Services — 1.3%
40	Coventry Health Care, Inc. (a)	2,198
	Hotels, Restaurants & Leisure — 4.0%
45	AFC Enterprises, Inc. (a)	574
115	Cedar Fair LP	3,052
55	McDonald’s Corp.	1,848
80	Steak N Shake Co. (The) (a)	1,211
		6,685
	Household Durables — 1.6%
105	Palm Harbor Homes, Inc. (a)	1,847
40	WCI Communities, Inc. (a)	806
		2,653
	Industrial Conglomerates — 4.1%
18	Carlisle Cos., Inc.	1,427
95	Walter Industries, Inc.	5,477
		6,904
	Insurance — 10.8%
75	Assurant, Inc.	3,630
—(h)	Berkshire Hathaway, Inc., Class A (a)	3,666
25	FPIC Insurance Group, Inc. (a)	969
65	IPC Holdings Ltd. (Bermuda)	1,603
60	Loews Corp.	2,127
125	ProAssurance Corp. (a)	6,023
		18,018
	Internet & Catalog Retail — 0.4%
40	Liberty Media Holding Corp. — Interactive, Class A (a)	690
	Media — 6.4%
115	Citadel Broadcasting Corp.	1,024
160	Clear Channel Communications, Inc.	4,952
8	Gannett Co., Inc.	447
30	McClatchy Co., Class A	1,204
4	Washington Post Co. (The), Class B	3,120
		10,747
	Multiline Retail — 0.9%
10	Sears Holdings Corp. (a)	1,548
	Oil, Gas & Consumable Fuels — 12.5%
85	Devon Energy Corp.	5,135
53	Kinder Morgan Management LLC (a)	2,261
40	Kinder Morgan, Inc.	3,996
140	Teekay Shipping Corp. (Bahamas)	5,857
160	Williams Cos., Inc.	3,738
		20,987

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 7.4%
130	Agree Realty Corp. REIT	4,416
90	National Health Investors, Inc. REIT	2,420
50	PS Business Parks, Inc., Class A, REIT	2,950
60	Rayonier, Inc., REIT	2,275
10	Washington Real Estate Investment Trust REIT	367
		12,428
	Real Estate Management & Development — 0.8%
10	Brookfield Asset Management, Inc. Class A (Canada)	406
30	Brookfield Properties Co.	965
		1,371
	Road & Rail — 1.3%
40	Florida East Coast Industries, Inc., Class A	2,093
	Semiconductors & Semiconductor Equipment — 0.2%
20	Intel Corp.	379
	Software — 0.8%
60	Microsoft Corp.	1,398
	Specialty Retail — 3.1%
55	Autonation, Inc. (a)	1,189
12	AutoZone, Inc. (a)	1,058
60	Limited Brands, Inc.	1,536
60	TJX Cos., Inc.	1,372
		5,155
	Textiles, Apparel & Luxury Goods — 2.6%
30	Columbia Sportswear Co. (a)	1,358
45	V.F. Corp.	3,056
		4,414
	Thrifts & Mortgage Finance — 3.7%
30	Freddie Mac	1,710
60	Golden West Financial Corp.	4,452
		6,162
	Trading Companies & Distributors — 0.8%
30	GATX Corp.	1,275
	Wireless Telecommunication Services — 1.3%
35	Alltel Corp.	2,234
	Total Common Stocks (Cost $148,794)	156,911
	Investment Company — 0.8%
70	Cohen & Steers Select Utility Fund, Inc. (Cost $1,438)	1,454
	Total Long-Term Investments (Cost $150,232)	158,365
Short-Term Investment — 4.1%
	Investment Company — 4.1%
6,857	JPMorgan Prime Money Market Fund (b)(m) (Cost $6,857)	6,857
	Total Investments — 98.6% (Cost $157,089)	165,222
	Other Assets in Excess of Liabilities — 1.4%	2,294
	NET ASSETS — 100.0%	$167,516

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   51

JPMorgan Mid Cap/Multi-Cap Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

ABBREVIATIONS:

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc. or J.P. Morgan Investment Management Inc.

(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(h)	— Amount rounds to less than one thousand.

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)	— All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(p)	— Securities are pledged with a broker as collateral for short sales.

ADR	— American Depositary Receipt

FRN	— Floating Rate Note. The rate shown is the rate in effect as of June 30, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006

(Amounts in thousands, except per share amounts)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$911,026	$1,459,139	$941,584	$76,780
Investments in affiliates, at value	18,738	18,575	20,445	1,111
Repurchase agreements, at value	51,836	176,500	52,358	6,001
Total investment securities, at value	981,600	1,654,214	1,014,387	83,892
Cash	45	81	29	2
Receivables:
Investment securities sold	5,104	8,839	2,010	—
Fund shares sold	3,064	2,587	918	80
Interest and dividends	233	448	1,375	23
Prepaid expenses and other assets	—	13	9	—
Total Assets	990,046	1,666,182	1,018,728	83,997

LIABILITIES:
Payables:
Dividends	—	—	1,626	—
Investment securities purchased	7,442	12,899	2,205	640
Collateral for securities lending program	139,085	204,004	77,943	10,226
Fund shares redeemed	1,465	12,893	6,915	214
Accrued liabilities:
Investment advisory fees	247	773	508	17
Administration fees	76	115	46	4
Shareholder servicing fees	169	167	124	3
Distribution fees	124	213	103	15
Custodian and accounting fees	18	32	18	6
Trustees’ and Officers’ fees	40	2	1	1
Transfer agent fees	204	746	362	19
Printing and mailing fees	107	110	79	17
Other	40	40	33	39
Total Liabilities	149,017	231,994	89,963	11,201
Net Assets	$841,029	$1,434,188	$928,765	$72,796

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands, except per share amounts)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
NET ASSETS:
Paid in capital	$675,932	$1,015,276	$644,794	$307,698
Accumulated undistributed (distributions in excess of) net investment income	22	(27)	(1,580)	(2)
Accumulated net realized gains (losses)	40,327	185,160	107,989	(243,290)
Net unrealized appreciation (depreciation)	124,748	233,779	177,562	8,390
Total Net Assets	$841,029	$1,434,188	$928,765	$72,796

Net Assets:
Class A	$470,613	$451,565	$225,776	$71,538
Class B	28,031	155,268	59,652	1,230
Class C	20,817	42,448	32,775	14
Select Class	321,568	769,574	602,775	14
Ultra Class	—	15,333	7,787	—
Total	$841,029	$1,434,188	$928,765	$72,796

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	11,568	18,171	14,178	10,782
Class B	753	7,193	3,915	194
Class C	568	1,801	2,151	2
Select Class	7,470	29,817	38,028	2
Ultra Class	—	593	491	—

Net Asset Value:
Class A — Redemption price per share	$40.68	$24.85	$15.92	$6.63
Class B — Offering price per share (a)	37.22	21.59	15.24	6.33
Class C — Offering price per share (a)	36.63	23.57	15.24	6.34
Select Class — Offering and redemption price per share	43.05	25.81	15.85	6.64
Ultra — Offering and redemption price per share	—	25.85	15.85	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$42.93	$26.23	$16.80	$7.00

Cost of investments	$856,852	$1,420,435	$836,825	$75,502
Market value of securities on loan	138,399	202,798	76,640	10,180

(a)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$300,296	$7,729,971	$1,664,636	$158,365
Investments in affiliates, at value	5,422	74,969	160,305	6,857
Repurchase agreements, at value	9,227	17,502	—	—
Total investment securities, at value	314,945	7,822,442	1,824,941	165,222
Cash	16	381	3	490
Deposits with broker for securities sold short	—	—	1,652,814	—
Receivables:
Investment securities sold	1,628	34,685	—	—
Fund shares sold	140	12,301	20,214	2,056
Interest and dividends	241	8,883	7,542	351
Prepaid expenses and other assets	—	—	2	—
Total Assets	316,970	7,878,692	3,505,516	168,119

LIABILITIES:
Payables:
Dividends	512	—	—	—
Investment securities purchased	1,921	29,786	243	—
Securities sold short	—	—	1,624,278	—
Collateral for securities lending program	16,127	535,672	—	—
Fund shares redeemed	38	17,239	1,927	346
Accrued liabilities:
Investment advisory fees	158	3,132	1,633	36
Administration fees	21	488	120	10
Shareholder servicing fees	22	1,067	47	33
Distribution fees	—	1,227	177	64
Custodian and accounting fees	12	102	28	12
Trustees’ and Officers’ fees	4	17	4	—	(b)
Transfer agent fees	3	1,153	93	21
Printing and mailing costs	10	895	88	43
Other	38	401	57	38
Total Liabilities	18,866	591,179	1,628,695	603
Net Assets	$298,104	$7,287,513	$1,876,821	$167,516

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$231,319	$6,077,657	$1,789,289	$155,978
Accumulated undistributed (distributions in excess of) net investment income	23	45,563	24,258	430
Accumulated net realized gains (losses)	14,040	235,460	(23,161)	2,975
Net unrealized appreciation (depreciation)	52,722	928,833	86,435	8,133
Total Net Assets	$298,104	$7,287,513	$1,876,821	$167,516

Net Assets:
Class A	$—	$3,001,515	$190,855	$77,691
Class B	—	229,998	28,129	—
Class C	—	790,689	200,403	83,777
Select Class	298,104	1,255,960	1,457,434	5,275
Institutional Class	—	2,009,351	—	773
Total	$298,104	$7,287,513	$1,876,821	$167,516

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	—	121,390	17,390	4,524
Class B	—	9,500	2,605	—
Class C	—	32,594	18,558	4,900
Select Class	8,638	50,389	132,069	306
Institutional Class	—	80,047	—	45

Net Asset Value:
Class A — Redemption price per share	$—	$24.73	$10.98	$17.17
Class B — Offering price per share (a)	—	24.21	10.80	—
Class C — Offering price per share (a)	—	24.26	10.80	17.10
Select Class — Offering and redemption price per share	34.51	24.93	11.04	17.22
Institutional Class — Offering and redemption price per share	—	25.10	—	17.16

Class A maximum sales charge	—	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$—	$26.10	$11.59	$18.12

Cost of investments	$262,223	$6,893,609	$1,697,723	$157,089
Market value of securities on loan	16,231	530,170	—	—
Proceeds received from securities sold short	—	—	1,583,495	—

(a)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth Fund		Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2006	Year Ended 6/30/2006	Period Ended 6/30/2006		Year Ended 12/31/2005
INVESTMENT INCOME:
Dividend income	$3,822	$3,549	$11,709	$21,216	$272		$260
Dividend income from affiliates (a)	480	451	865	1,127	35		20
Income from securities lending (net)	350	91	910	522	17		8
Foreign taxes withheld	(6)	(6)	(16)	(17)	—	(b)	(1)
Total investment income	4,646	4,085	13,468	22,848	324		287
EXPENSES:
Investment advisory fees	1,690	2,864	10,813	7,741	215		344
Administration fees	431	798	1,723	1,235	34		59
Distribution fees:
Class A	601	1,098	1,130	636	81		126
Class B	123	298	1,366	500	5		20
Class C	73	84	349	264	—	(b)	—
Shareholder servicing fees:
Class A	601	1,098	1,130	636	81		126
Class B	41	99	455	167	2		6
Class C	24	28	117	88	—	(b)	—
Select Class	390	565	2,415	2,057	—	(b)	—
Custodian and accounting fees	48	64	113	85	28		41
Interest expense	— (b)	—	10	18	—	(b)	1
Professional fees	47	52	65	52	43		43
Trustees’ and Officers’ fees	10	13	22	14	—	(b)	1
Printing and mailing costs	208	108	325	198	48		46
Registration and filing fees	18	58	73	61	41		18
Transfer agent fees	356	754	1,931	745	33		86
Other	5	26	49	36	22		25
Total expenses	4,666	8,007	22,086	14,533	633		942
Less amounts waived	(96)	—	(2,436)	(1,282)	(181)		(208)
Less earnings credits	(1)	(2)	(6)	(4)	—	(b)	— (b)
Less expense reimbursements	—	(1)	—	—	—		—
Less reimbursement for legal matters	—	—	(5)	(4)	—		—
Net expenses	4,569	8,004	19,639	13,243	452		734
Net investment income (loss)	77	(3,919)	(6,171)	9,605	(128)		(447)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	27,670	55,475	251,056	195,181	1,848		8,398
Change in net unrealized appreciation (depreciation) of investments	2,458	19,484	(49,784)	(95,936)	(187)		(2,867)
Net realized/unrealized gains (losses)	30,128	74,959	201,272	99,245	1,661		5,531
Change in net assets resulting from operations	$30,205	$71,040	$195,101	$108,850	$1,533		$5,084

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund			Mid Cap Value Fund		Multi-Cap Market Neutral Fund	Value Advantage Fund
	Period Ended 6/30/2006		Year Ended 12/31/2005	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2006	Period Ended 6/30/2006	Period Ended 12/31/2005 (d)
INVESTMENT INCOME:
Dividend income	$2,272		$2,758	$80,274	$97,448	$19,480	$1,441	$782
Dividend income from affiliates (a)	236		215	5,404	7,596	2,195	188	110
Interest income	—		—	—	—	61,247 (c)	—	—
Income from securities lending (net)	58		15	1,107	394	—	—	—
Foreign taxes withheld	(3)		(5)	(72)	(161)	(54)	(1)	—
Total investment income	2,563		2,983	86,713	105,277	82,868	1,628	892
EXPENSES:
Investment advisory fees	951		1,633	23,492	38,675	20,593	440	259
Administration fees	149		280	3,691	6,479	1,703	69	42
Distribution fees:
Class A	—		—	3,683	5,680	499	77	41
Class B	—		—	878	1,645	233	—	—
Class C	—		—	3,054	5,575	1,736	260	164
Shareholder servicing fees:
Class A	—		—	3,683	5,680	499	77	41
Class B	—		—	293	548	78	—	—
Class C	—		—	1,018	1,858	579	87	54
Select Class	366		628	1,568	2,533	2,963	5	4
Institutional Class	—		—	989	1,659	—	— (b)	— (b)
Custodian and accounting fees	32		50	240	319	117	12	51
Interest expense	—	(b)	6	—	—	1	—	—
Professional fees	43		40	84	161	75	35	59
Trustees’ and Officers’ fees	2		3	63	61	22	1	1
Printing and mailing costs	12		25	2,004	884	189	98	26
Registration and filing fees	7		17	392	878	71	43	80
Transfer agent fees	12		17	2,239	4,509	595	87	23
Dividend expense on securities sold short	—		—	—	—	18,056	—	—
Other	4		14	111	360	50	8	7
Total expenses	1,578		2,713	47,482	77,504	48,059	1,299	852
Less amounts waived	(261)		(444)	(6,195)	(9,500)	(6,279)	(280)	(140)
Less earnings credits	—	(b)	(2)	(5)	(16)	(3)	(6)	(14)
Less expense reimbursements	—		—	—	(18)	—	—	(97)
Less reimbursement for legal matters	—		—	—	—	(3)	—	—
Net expenses	1,317		2,267	41,282	67,970	41,774	1,013	601
Net investment income (loss)	1,246		716	45,431	37,307	41,094	615	291
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	10,389		25,609	200,042	196,320	156,700	3,239	663
Securities sold short	—		—	—	—	(157,171)	—	—
Net realized gain (loss)	10,389		25,609	200,042	196,320	(471)	3,239	663
Change in net unrealized appreciation (depreciation) of:
Investments	2,660		(2,188)	191,877	287,118	14,575	5,805	2,328
Securities sold short	—		—	—	—	32,737	—	—
Change in net unrealized appreciation (depreciation)	2,660		(2,188)	191,877	287,118	47,312	5,805	2,328
Net realized/unrealized gains (losses)	13,049		23,421	391,919	483,438	46,841	9,044	2,991
Change in net assets resulting from operations	$14,295		$24,137	$437,350	$520,745	$87,935	$9,659	$3,282

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

(c)	Interest income earned on segregated cash for short positions.

(d)	Commencement of operations was March 1, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 6/30/2006	Year Ended 6/30/2005
CHANGE IN NET ASSETS FROM RESULTING OPERATIONS:
Net investment income (loss)	$77	$(3,919)	$(3,194)	$(6,171)	$(14,438)
Net realized gain (loss)	27,670	55,475	84,582	251,056	552,959
Change in net unrealized appreciation (depreciation)	2,458	19,484	(5,839)	(49,784)	(356,202)
Change in net assets resulting from operations	30,205	71,040	75,549	195,101	182,319

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net realized gains	—	(34,577)	(53,171)	(34,627)	—
Class B Shares
From net realized gains	—	(2,960)	(6,588)	(16,185)	—
Class C Shares
From net realized gains	—	(1,296)	(947)	(3,861)	—
Select Class Shares
From net realized gains	—	(18,489)	(1,142)	(74,921)	—
Ultra Class (b)
From net realized gains	—	—	—	(1,349)	—
Total distributions to shareholders	—	(57,322)	(61,848)	(130,943)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	25,344	229,735	47,795	(360,585)	(1,066,337)

NET ASSETS:
Change in net assets	55,549	243,453	61,496	(296,427)	(884,018)
Beginning of period	785,480	542,027	480,531	1,730,615	2,614,633
End of period	$841,029	$785,480	$542,027	$1,434,188	$1,730,615
Accumulated undistributed (distributions in excess of) net investment income	$22	$(42)	$(43)	$(27)	$(64)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS FROM RESULTING OPERATIONS:
Net investment income (loss)	$9,605	$12,314	$(128)	$(447)	$(374)
Net realized gain (loss)	195,181	401,050	1,848	8,398	10,011
Change in net unrealized appreciation (depreciation)	(95,936)	(209,038)	(187)	(2,867)	(582)
Change in net assets resulting from operations	108,850	204,326	1,533	5,084	9,055

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	(1,911)	(1,803)	—	—	—
From net realized gains	(62,387)	(7,125)	—	—	—
Class B Shares
From net investment income	(222)	(220)	—	—	—
From net realized gains	(16,589)	(2,163)	—	—	—
Class C Shares
From net investment income	(119)	(96)	—	—	—
From net realized gains	(8,894)	(670)	—	—	—
Select Class Shares
From net investment income	(7,557)	(11,612)	—	—	—
From net investment income	(210,755)	(44,624)	—	—	—
Ultra Shares (c)
From net investment income	(127)	(71)	—	—	—
From net realized gains	(3,088)	—	—	—	—
Total distributions to shareholders	(311,649)	(68,384)	—	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(178,002)	(692,095)	15,167	(6,370)	(12,240)

NET ASSETS:
Change in net assets	(380,801)	(556,153)	16,700	(1,286)	(3,185)
Beginning of period	1,309,566	1,865,719	56,096	57,382	60,567
End of period	$928,765	$1,309,566	$72,796	$56,096	$57,382
Accumulated undistributed (distributions in excess of) net investment income	$(1,580)	$(1,402)	$(2)	$(1)	$(1)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(c)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,246	$716	$643	$45,431	$37,307	$8,301
Net realized gain (loss)	10,389	25,609	28,575	200,042	196,320	68,273
Change in net unrealized appreciation (depreciation)	2,660	(2,188)	8,854	191,877	287,118	344,403
Change in net assets resulting from operations	14,295	24,137	38,072	437,350	520,745	420,977

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	—	—	—	—	(14,169)	(2,344)
From net realized gains	—	—	—	—	(72,188)	(16,897)
Class B Shares
From net investment income	—	—	—	—	—	—
From net realized gains	—	—	—	—	(6,168)	(2,288)
Class C Shares
From net investment income	—	—	—	—	(12)	—
From net realized gains	—	—	—	—	(21,631)	(6,079)
Select Class Shares
From net investment income	(1,227)	(705)	(627)	—	(8,387)	(1,398)
From net realized gains	—	(27,072)	(23,640)	—	(31,358)	(5,785)
Institutional Class Shares
From net investment income	—	—	—	—	(17,025)	(4,851)
From net realized gains	—	—	—	—	(48,603)	(15,152)
Total distributions to shareholders	(1,227)	(27,777)	(24,267)	—	(219,541)	(54,794)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	16,454	45,115	19,236	(166,640)	3,026,845	2,466,242

NET ASSETS:
Change in net assets	29,522	41,475	33,041	270,710	3,328,049	2,832,425
Beginning of period	268,582	227,107	194,066	7,016,803	3,688,754	856,329
End of period	$298,104	$268,582	$227,107	$7,287,513	$7,016,803	$3,688,754
Accumulated undistributed (distributions in excess of) net investment income	$23	$5	$(6)	$45,563	$(2)	$(10)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006	Period Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41,094	$6,955	$615	$291
Net realized gain (loss)	(471)	28,329	3,239	663
Change in net unrealized appreciation (depreciation)	47,312	18,760	5,805	2,328
Change in net assets resulting from operations	87,935	54,044	9,659	3,282

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	(3,219)	—	—	(169)
From net realized gains	(6,217)	(1,593)	—	(477)
Class B Shares
From net investment income	(263)	—	—	—
From net realized gains	(953)	(359)	—	—
Class C Shares
From net investment income	(2,001)	—	—	(93)
From net realized gains	(7,230)	(2,541)	—	(609)
Select Class Shares
From net investment income	(21,032)	—	—	(14)
From net realized gains	(33,786)	(9,752)	—	(35)
Institutional Class Shares
From net investment income	—	—	—	— (c)
From net realized gains	—	—	—	— (c)
Total distributions to shareholders	(74,701)	(14,245)	—	(1,397)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	399,079	464,800	53,692	102,280

NET ASSETS:
Change in net assets	412,313	504,599	63,351	104,165
Beginning of period	1,464,508	959,909	104,165	—
End of period	$1,876,821	$1,464,508	$167,516	$104,165
Accumulated undistributed (distributions in excess of) net investment income	$24,258	$8,989	$430	$23

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was March 1, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 6/30/2006	Year Ended 6/30/2005
CAPITAL TRANSACTIONS
Class A Shares
Proceeds from shares issued	$34,766	$67,593	$40,060	$134,263	$118,056
Dividends reinvested	—	32,128	49,434	30,576	—
Cost of shares redeemed	(40,887)	(89,342)	(73,060)	(165,572)	(268,610)
Change in net assets from Class A capital transactions	$(6,121)	$10,379	$16,434	$(733)	$(150,554)
Class B Shares
Proceeds from shares issued	$2,415	$5,581	$3,364	$7,622	$10,776
Dividends reinvested	—	2,560	5,878	15,509	—
Cost of shares redeemed	(10,024)	(25,134)	(20,517)	(68,714)	(70,871)
Change in net assets from Class B capital transactions	$(7,609)	$(16,993)	$(11,275)	$(45,583)	$(60,095)
Class C Shares
Proceeds from shares issued	$4,660	$10,804	$3,881	$5,446	$6,179
Dividends reinvested	—	754	426	3,001	—
Cost of shares redeemed	(1,548)	(1,654)	(1,053)	(13,973)	(30,423)
Change in net assets from Class C capital transactions	$3,112	$9,904	$3,254	$(5,526)	$(24,244)
Select Class Shares
Proceeds from shares issued	$57,099	$233,983	$39,557	$140,967	$137,170
Dividends reinvested	—	17,941	1,140	11,637	—
Cost of shares redeemed	(21,137)	(25,479)	(1,315)	(464,395)	(979,752)
Change in net assets from Select Class capital transactions	$35,962	$226,445	$39,382	$(311,791)	$(842,582)
Ultra Shares
Proceeds from shares issued	$—	$—	$—	$5,648	$11,138 (b)
Cost of shares redeemed	—	—	—	(2,600)	—
Change in net assets from Ultra capital transactions	$—	$—	$—	$3,048	$11,138

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$79,245	$86,921	$21,924	$9,235	$2,220
Dividends reinvested	59,398	8,613	—	—	—
Cost of shares redeemed	(110,791)	(110,693)	(6,594)	(13,879)	(13,954)
Change in net assets from Class A capital transactions	$27,852	$(15,159)	$15,330	$(4,644)	$(11,734)
Class B Shares
Proceeds from shares issued	$5,496	$12,671	$210	$448	$194
Dividends reinvested	15,789	2,261	—	—	—
Cost of shares redeemed	(19,081)	(22,295)	(403)	(2,174)	(700)
Change in net assets from Class B capital transactions	$2,204	$(7,363)	$(193)	$(1,726)	$(506)
Class C Shares
Proceeds from shares issued	$24,884	$11,791	$15 (e)	$—	$—
Dividends reinvested	7,097	616	—	—	—
Cost of shares redeemed	(22,769)	(7,895)	—	—	—
Change in net assets from Class C capital transactions	$9,212	$4,512	$15	$—	$—
Select Class Shares
Proceeds from shares issued	$212,740	$164,225	$15 (f)	$—	$—
Dividends reinvested	25,159	12,440	—	—	—
Cost of shares redeemed	(452,569)	(862,583)	—	—	—
Change in net assets from Select Class capital transactions	$(214,670)	$(685,918)	$15	$—	$—
Ultra Shares
Proceeds from shares issued	$— (c)	$11,833 (d)	$—	$—	$—
Cost of shares redeemed	(2,600)	—	—	—	—
Change in net assets from Ultra capital transactions	$(2,600)	$11,833	$—	$—	$—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(c)	Amount rounds to less than $1,000.

(d)	Commencement of offering of Ultra Shares on February 22, 2005.

(e)	Commencement of offering of Class C Shares on May 1, 2006.

(f)	Commencement of offering of Select Class Shares on May 1, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$—	$—	$—	$487,264	$1,806,575	$1,033,844
Dividends reinvested	—	—	—	—	75,171	16,217
Cost of shares redeemed	—	—	—	(483,692)	(504,110)	(122,265)
Change in net assets from Class A capital transactions	$—	$—	$—	$3,572	$1,377,636	$927,796
Class B Shares
Proceeds from shares issued	$—	$—	$—	$4,697	$68,631	$93,272
Dividends reinvested	—	—	—	—	4,936	1,863
Cost of shares redeemed	—	—	—	(21,720)	(25,007)	(9,647)
Change in net assets from Class B capital transactions	$—	$—	$—	$(17,023)	$48,560	$85,488
Class C Shares
Proceeds from shares issued	$—	$—	$—	$22,162	$344,689	$348,253
Dividends reinvested	—	—	—	—	14,623	4,102
Cost of shares redeemed	—	—	—	(101,678)	(59,221)	(16,865)
Change in net assets from Class C capital transactions	$—	$—	$—	$(79,516)	$300,091	$335,490
Select Class Shares
Proceeds from shares issued	$58,534	$111,814	$57,714	$109,574	$868,591	$405,562
Dividends reinvested	238	13,373	17,555	—	22,433	4,698
Cost of shares redeemed	(42,318)	(80,072)	(56,033)	(153,707)	(211,875)	(43,384)
Change in net assets from Select Class capital transactions	$16,454	$45,115	$19,236	$(44,133)	$679,149	$366,876
Institutional Class Shares
Proceeds from shares issued	$—	$—	$—	$236,657	$988,690	$848,157
Dividends reinvested	—	—	—	—	49,428	14,335
Cost of shares redeemed	—	—	—	(266,197)	(416,709)	(111,900)
Change in net assets from Institutional Class capital transactions	$—	$—	$—	$(29,540)	$621,409	$750,592

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006	Period Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$95,185	$133,528	$35,749	$46,450
Dividends reinvested	4,054	680	—	490
Cost of shares redeemed	(106,033)	(55,761)	(7,672)	(2,464)
Redemption fees	1	—	—	—
Change in net assets from Class A capital transactions	$(6,793)	$78,447	$28,077	$44,476
Class B Shares
Proceeds from shares issued	$4,114	$6,924	$—	$—
Dividends reinvested	606	174	—	—
Cost of shares redeemed	(8,878)	(4,740)	—	—
Redemption fees	— (b)	—	—	—
Change in net assets from Class B capital transactions	$(4,158)	$2,358	$—	$—
Class C Shares
Proceeds from shares issued	$58,107	$96,999	$27,806	$56,580
Dividends reinvested	4,164	1,126	—	487
Cost of shares redeemed	(104,690)	(46,084)	(4,821)	(2,231)
Redemption fees	1	—	—	—
Change in net assets from Class C capital transactions	$(42,418)	$52,041	$22,985	$54,836
Select Class Shares
Proceeds from shares issued	$623,651	$416,379	$2,886	$3,524
Dividends reinvested	13,573	4,481	—	45
Cost of shares redeemed	(184,779)	(88,906)	(998)	(584)
Redemption fees	3	—	—	—
Change in net assets from Select Class capital transactions	$452,448	$331,954	$1,888	$2,985
Institutional Class Shares
Proceeds from shares issued	$—	$—	$757	$520
Dividends reinvested	—	—	—	1
Cost of shares redeemed	—	—	(15)	(538)
Change in net assets from Institutional Class capital transactions	$—	$—	$742	$(17)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was March 1, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 6/30/2006	Year Ended 6/30/2005
SHARE TRANSACTIONS:
Class A Shares
Issued	830	1,741	1,024	5,354	5,320
Reinvested	—	816	1,303	1,266	—
Redeemed	(984)	(2,292)	(1,870)	(6,634)	(12,058)
Change in Class A Shares	(154)	265	457	(14)	(6,738)
Class B Shares
Issued	63	154	91	348	544
Reinvested	—	71	167	737	—
Redeemed	(261)	(701)	(558)	(3,130)	(3,584)
Change in Class B Shares	(198)	(476)	(300)	(2,045)	(3,040)
Class C Shares
Issued	125	302	107	230	292
Reinvested	—	21	12	130	—
Redeemed	(42)	(46)	(29)	(587)	(1,457)
Change in Class C Shares	83	277	90	(227)	(1,165)
Select Class Shares
Issued	1,291	5,804	969	5,510	6,105
Reinvested	—	432	29	465	—
Redeemed	(483)	(627)	(33)	(18,136)	(42,536)
Change in Select Class Shares	808	5,609	965	(12,161)	(36,431)
Ultra Shares
Issued	—	—	—	224	470 (b)
Redeemed	—	—	—	(101)	—
Change in Ultra Shares	—	—	—	123	470

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
SHARE TRANSACTIONS:
Class A Shares
Issued	4,316	4,862	3,121	1,479	433
Reinvested	3,854	477	—	—	—
Redeemed	(6,472)	(6,156)	(962)	(2,348)	(2,687)
Change in Class A Shares	1,698	(817)	2,159	(869)	(2,254)
Class B Shares
Issued	312	729	33	80	39
Reinvested	1,072	129	—	—	—
Redeemed	(1,166)	(1,291)	(62)	(374)	(140)
Change in Class B Shares	218	(433)	(29)	(294)	(101)
Class C Shares
Issued	1,338	665	2 (e)	—	—
Reinvested	482	35	—	—	—
Redeemed	(1,275)	(463)	—	—	—
Change in Class C Shares	545	237	2	—	—
Select Class Shares
Issued	13,366	9,353	2 (f)	—	—
Reinvested	1,639	697	—	—	—
Redeemed	(27,301)	(48,620)	—	—	—
Change in Select Class Shares	(12,296)	(38,570)	2	—	—
Ultra Shares
Issued	— (c)	655 (d)	—	—	—
Redeemed	(164)	—	—	—	—
Change in Ultra Shares	(164)	655	—	—	—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(c)	Amount rounds to less than one thousand.

(d)	Commencement of offering of Ultra Shares on February 22, 2005.

(e)	Commencement of offering of Class C Shares on May 1, 2006.

(f)	Commencement of offering of Select Class Shares on May 1, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
SHARE TRANSACTIONS:
Class A Shares
Issued	—	—	—	20,046	79,449	51,027
Reinvested	—	—	—	—	3,191	746
Redeemed	—	—	—	(19,885)	(21,858)	(6,071)
Change in Class A Shares	—	—	—	161	60,782	45,702
Class B Shares
Issued	—	—	—	197	3,118	4,666
Reinvested	—	—	—	—	214	87
Redeemed	—	—	—	(909)	(1,112)	(488)
Change in Class B Shares	—	—	—	(712)	2,220	4,265
Class C Shares
Issued	—	—	—	928	15,649	17,330
Reinvested	—	—	—	—	632	192
Redeemed	—	—	—	(4,243)	(2,624)	(851)
Change in Class C Shares	—	—	—	(3,315)	13,657	16,671
Select Class Shares
Issued	1,697	3,314	1,752	4,490	38,506	19,743
Reinvested	7	399	536	—	944	215
Redeemed	(1,237)	(2,361)	(1,693)	(6,265)	(9,156)	(2,172)
Change in Select Class Shares	467	1,352	595	(1,775)	30,294	17,786
Institutional Class Shares
Issued	—	—	—	9,612	42,976	41,530
Reinvested	—	—	—	—	2,069	652
Redeemed	—	—	—	(10,793)	(18,290)	(5,510)
Change in Institutional Class Shares	—	—	—	(1,181)	26,755	36,672

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006	Period Ended 12/31/2005
SHARE TRANSACTIONS:
Class A Shares
Issued	8,786	12,433	2,139	2,969
Reinvested	382	64	—	31
Redeemed	(9,872)	(5,218)	(459)	(156)
Change in Select Class Shares	(704)	7,279	1,680	2,844
Class B Shares
Issued	386	654	—	—
Reinvested	58	17	—	—
Redeemed	(838)	(448)	—	—
Change in Select Class Shares	(394)	223	—	—
Class C Shares
Issued	5,454	9,159	1,663	3,635
Reinvested	399	108	—	31
Redeemed	(9,891)	(4,353)	(288)	(141)
Change in Select Class Shares	(4,038)	4,914	1,375	3,525
Select Class Shares
Issued	57,687	38,835	171	229
Reinvested	1,267	423	—	2
Redeemed	(17,086)	(8,253)	(60)	(36)
Change in Select Class Shares	41,868	31,005	111	195
Institutional Class Shares
Issued	—	—	45	34
Reinvested		—	—	— (c)
Redeemed	—	—	(1)	(33)
Change in Institutional Class Shares	—	—	44	1

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was March 1, 2005.

(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund (d)
Period Ended June 30, 2006 (e)	$39.13	$(0.01	)(i)	$1.56	$1.55	$—	$—	$—
Year Ended December 31, 2005	38.51	(0.23	)(i)	3.95	3.72	—	(3.10)	(3.10)
Year Ended December 31, 2004	37.47	(0.24	)(i)	6.49	6.25	—	(5.21)	(5.21)
Year Ended December 31, 2003	28.60	(0.34	)(i)	10.61	10.27	—	(1.40)	(1.40)
Year Ended December 31, 2002	40.10	(0.38	)(i)	(10.86)	(11.24)	—	(0.26)	(0.26)
November 1, 2001 to December 31, 2001 (f)	35.37	(0.03)		4.76	4.73	—	—	—
Year Ended October 31, 2001	47.91	(0.19	)(i)	(6.87)	(7.06)	—	(5.48)	(5.48)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2006	23.99	(0.10)		2.97	2.87	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35	2.15	—	—	—
Year Ended June 30, 2004	18.15	(0.14)		3.83	3.69	—	—	—
Year Ended June 30, 2003	18.24	(0.09)		—	(0.09)	—	—	—
Year Ended June 30, 2002	21.64	(0.14)		(3.19)	(3.33)	—	(0.07)	(0.07)

Diversified Mid Cap Value Fund
Year Ended June 30, 2006	19.15	0.12		1.49	1.61	(0.13)	(4.71)	(4.84)
Year Ended June 30, 2005	17.41	0.14		2.29	2.43	(0.14)	(0.55)	(0.69)
Year Ended June 30, 2004	13.54	0.06		3.87	3.93	(0.06)	—	(0.06)
Year Ended June 30, 2003	15.39	0.05		(1.14)	(1.09)	(0.05)	(0.71)	(0.76)
Year Ended June 30, 2002	16.80	0.05		(0.05)	—	(0.05)	(1.36)	(1.41)

Growth Advantage Fund (g)
Period Ended June 30, 2006 (e)	6.35	(0.01	)(i)	0.29	0.28	—	—	—
Year Ended December 31, 2005	5.74	(0.05	)(i)	0.66	0.61	—	—	—
Year Ended December 31, 2004	4.91	(0.03	)(i)	0.86	0.83	—	—	—
Year Ended December 31, 2003	3.57	(0.04	)(i)	1.38	1.34	—	—	—
Year Ended December 31, 2002	5.06	(0.05	)(i)	(1.44)	(1.49)	—	—	—
October 1, 2001 to December 31, 2001 (h)	4.27	(0.01)		0.80	0.79	—	—	—
Year Ended September 30, 2001	12.51	(0.02	)(i)	(8.06)	(8.08)	—	(0.16)	(0.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of Capital Growth Portfolio.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(h)	The Fund changed its fiscal year end from September 30 to December 31.

(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$40.68	3.96%	$470,613	1.14%	(0.03)%	1.17%	63%
39.13	9.77	458,716	1.17	(0.60)	1.17	119
38.51	16.90	441,000	1.35	(0.61)	1.37	122
37.47	36.10	412,000	1.35	(1.05)	1.46	68
28.60	(28.04)	330,000	1.35	(1.13)	1.38	93
40.10	13.37	495,000	1.35	(0.40)	1.35	2
35.37	(15.86)	426,000	1.35	(0.47)	1.37	43

24.85	12.20	451,565	1.24	(0.42)	1.41	112
23.99	9.84	436,185	1.24	(0.76)	1.37	119
21.84	20.33	544,217	1.22	(0.69)	1.33	48
18.15	(0.49)	409,354	1.24	(0.65)	1.41	71
18.24	(15.41)	336,995	1.24	(0.82)	1.42	83

15.92	9.45	225,776	1.24	0.70	1.36	52
19.15	14.17	238,939	1.22	0.78	1.33	67
17.41	29.06	231,511	1.19	0.40	1.31	24
13.54	(6.68)	175,561	1.24	0.39	1.35	99
15.39	—	178,569	1.22	0.32	1.33	101

6.63	4.41	71,538	1.35	(0.37)	1.90	81
6.35	10.63	54,737	1.35	(0.81)	1.75	140
5.74	16.90	54,000	1.35	(0.61)	1.79	118
4.91	37.53	58,000	1.35	(1.05)	1.77	69
3.57	(29.45)	53,000	1.35	(1.15)	1.62	39
5.06	18.50	101,000	1.35	(0.84)	1.35	135
4.27	(65.10)	94,000	1.30	(0.54)	1.30	159

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

							Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Period Ended June 30, 2006 (d)	$23.28	$0.14		$1.31	$—		$1.45	$—	$—	$—
Year Ended December 31, 2005	22.05	0.12	(g)	1.84	—		1.96	(0.12)	(0.61)	(0.73)
Year Ended December 31, 2004	18.62	0.07	(g)	3.71	—		3.78	(0.04)	(0.31)	(0.35)
Year Ended December 31, 2003	14.44	0.09	(g)	4.25	—		4.34	(0.05)	(0.11)	(0.16)
Year Ended December 31, 2002	14.10	0.07	(g)	0.31	—		0.38	(0.03)	(0.01)	(0.04)
October 1, 2001 to December 31, 2001 (e)	13.43	0.02	(g)	1.48	—		1.50	(0.08)	(0.75)	(0.83)
April 30, 2001 (f) to September 30, 2001	14.24	0.04	(g)	(0.85)	—		(0.81)	—	—	—

Multi-Cap Market Neutral Fund
Year Ended June 30, 2006	10.93	0.26		0.28	—	(h)	0.54	(0.17)	(0.32)	(0.49)
Year Ended June 30, 2005	10.61	0.04		0.40	—		0.44	—	(0.12)	(0.12)
Year Ended June 30, 2004	10.05	(0.05)		0.64	—		0.59	—	(0.03)	(0.03)
May 23, 2003 (f) to June 30, 2003	10.00	—	(h)	0.05	—		0.05	—	—	—

Value Advantage Fund
Period Ended June 30, 2006 (d)	15.88	0.10	(g)	1.19	—		1.29	—	—	—
March 1, 2005 (f) to December 31, 2005	15.00	0.13	(g)	0.99	—		1.12	(0.06)	(0.18)	(0.24)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from September 30 to December 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes dividend expenses for securities sold short. Dividend expense was 1.10%, 0.89%, 0.88% and 0.98% of average net assets for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively. The ratio of net expenses excluding dividend expense for securities sold short to average net assets was 1.50%, 1.50%, 1.50% and 1.50% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively. The ratio of expenses without waivers, reimbursements and earnings credits excluding dividend expense for securities sold short to average net assets was 1.92%, 1.86%, 1.85% and 2.07% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$24.73	6.23%	$3,001,515	1.25%		1.15%	1.39%		20%
23.28	8.87	2,822,767	1.25		0.54	1.39		45
22.05	20.32	1,333,000	1.25		0.34	1.60		41
18.62	30.07	275,000	1.25		0.51	1.65		32
14.44	2.68	26,000	1.25		0.50	1.70		51
14.10	11.20	5,000	1.25		0.47	3.72	(j)	15
13.43	(5.69)	2,000	1.30		0.71	15.30	(j)	98

10.98	5.14	190,855	2.60	(i)	2.38	3.02	(i)	121
10.93	4.23	197,816	2.39	(i)	0.58	2.75	(i)	198
10.61	5.83	114,731	2.38	(i)	(0.88)	2.73	(i)	257
10.05	0.50	25,478	2.48	(i)	(0.42)	3.05	(i)	—

17.17	8.12	77,691	1.25		1.16	1.67		55
15.88	7.46	45,163	1.25		1.02	1.82		90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund (d)
Period Ended June 30, 2006 (e)	$35.89	$(0.09	)(i)	$1.42	$1.33	$—	$—	$—
Year Ended December 31, 2005	35.73	(0.40	)(i)	3.66	3.26	—	(3.10)	(3.10)
Year Ended December 31, 2004	35.27	(0.40	)(i)	6.07	5.67	—	(5.21)	(5.21)
Year Ended December 31, 2003	27.13	(0.48	)(i)	10.02	9.54	—	(1.40)	(1.40)
Year Ended December 31, 2002	38.24	(0.65	)(i)	(10.20)	(10.85)	—	(0.26)	(0.26)
November 1, 2001 to December 31, 2001 (f)	33.75	(0.06)		4.55	4.49	—	—	—
Year Ended October 31, 2001	46.20	(0.38	)(i)	(6.59)	(6.97)	—	(5.48)	(5.48)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2006	21.21	(0.70)		3.09	2.39	—	(2.01)	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44	1.77	—	—	—
Year Ended June 30, 2004	16.29	(0.28)		3.43	3.15	—	—	—
Year Ended June 30, 2003	16.48	(0.22)		0.03	(0.19)	—	—	—
Year Ended June 30, 2002	19.71	(0.29)		(2.87)	(3.16)	—	(0.07)	(0.07)

Diversified Mid Cap Value Fund
Year Ended June 30, 2006	18.54	0.03		1.43	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	(0.01)		2.24	2.23	(0.06)	(0.55)	(0.61)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—
Year Ended June 30, 2003	15.09	(0.05)		(1.12)	(1.17)	—	(0.71)	(0.71)
Year Ended June 30, 2002	16.57	(0.06)		(0.06)	(0.12)	—	(1.36)	(1.36)

Growth Advantage Fund (g)
Period Ended June 30, 2006 (e)	6.08	(0.03	)(i)	0.28	0.25	—	—	—
Year Ended December 31, 2005	5.54	(0.09)		0.63	0.54	—	—	—
Year Ended December 31, 2004	4.77	(0.07	)(i)	0.84	0.77	—	—	—
Year Ended December 31, 2003	3.49	(0.07	)(i)	1.35	1.28	—	—	—
Year Ended December 31, 2002	4.99	(0.08	)(i)	(1.42)	(1.50)	—	—	—
October 1, 2001 to December 31, 2001 (h)	4.22	(0.02)		0.79	0.77	—	—	—
Year Ended September 30, 2001	12.43	(0.07	)(i)	(7.98)	(8.05)	—	(0.16)	(0.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of Capital Growth Portfolio.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(h)	The Fund changed its fiscal year end from September 30 to December 31.

(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$37.22	3.71%	$28,031	1.64%	(0.50)%	1.66%	63%
35.89	9.23	34,126	1.67	(1.11)	1.67	119
35.73	16.31	51,000	1.85	(1.10)	1.88	122
35.27	35.37	61,000	1.85	(1.55)	1.96	68
27.13	(28.39)	59,000	1.85	(1.64)	1.89	93
38.24	13.30	170,000	1.85	(0.93)	1.85	2
33.75	(16.30)	164,000	1.85	(0.97)	1.87	43

21.59	11.51	155,268	1.89	(1.07)	1.91	112
21.21	9.10	195,917	1.96	(1.48)	1.98	119
19.44	19.34	238,738	1.97	(1.44)	1.98	48
16.29	(1.15)	226,174	1.99	(1.40)	2.06	71
16.48	(16.06)	268,231	1.99	(1.57)	2.07	83

15.24	8.89	59,652	1.84	0.09	1.86	52
18.54	13.40	68,550	1.90	(0.03)	1.93	67
16.92	28.08	69,874	1.94	(0.35)	1.96	24
13.21	(7.45)	57,501	1.99	(0.36)	2.00	99
15.09	(0.77)	73,191	1.97	(0.43)	1.98	101

6.33	4.11	1,230	2.05	(1.02)	2.40	81
6.08	9.75	1,359	2.05	(1.51)	2.24	140
5.54	16.14	3,000	2.05	(1.31)	2.29	118
4.77	36.68	3,000	2.05	(1.75)	2.33	69
3.49	(30.06)	3,000	2.05	(1.85)	2.32	39
4.99	18.25	5,000	2.05	(1.53)	2.05	135
4.22	(65.30)	6,000	2.00	(1.22)	2.00	159

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

							Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Period Ended June 30, 2006 (d)	$22.86	$0.08		$1.27	$—		$1.35	$—	$—	$—
Year Ended December 31, 2005	21.66	—	(g)(h)	1.81	—		1.81	—	(0.61)	(0.61)
Year Ended December 31, 2004	18.37	(0.06	)(g)	3.66	—		3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.32	(0.03	)(g)	4.19	—		4.16	—	(0.11)	(0.11)
Year Ended December 31, 2002	14.06	(0.04	)(g)	0.31	—		0.27	—	(0.01)	(0.01)
October 1, 2001 to December 31, 2001 (e)	13.40	(0.01	)(g)	1.47	—		1.46	(0.05)	(0.75)	(0.80)
April 30, 2001 (f) to September 30, 2001	14.24	—	(g)	(0.84)	—		(0.84)	—	—	—

Multi-Cap Market Neutral Fund
Year Ended June 30, 2006	10.76	0.17		0.28	—	(h)	0.45	(0.09)	(0.32)	(0.41)
Year Ended June 30, 2005	10.53	(0.02)		0.37	—		0.35	—	(0.12)	(0.12)
Year Ended June 30, 2004	10.04	(0.12)		0.64	—		0.52	—	(0.03)	(0.03)
May 23, 2003 (f) to June 30, 2003	10.00	(0.01)		0.05	—		0.04	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from September 30 to December 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes dividend expenses for securities sold short. Dividend expense was 1.10%, 0.89%, 0.88% and 0.98% of average net assets for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively. The ratio of net expenses excluding dividend expense for securities sold short to average net assets was 2.25%, 2.28%, 2.25% and 2.25% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively. The ratio of expenses without waivers, reimbursements and earnings credits excluding dividend expense for securities sold short to average net assets was 2.42%, 2.47%, 2.55% and 2.70% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$24.21	5.91%	$229,998	1.75%		0.64%	1.89%		20%
22.86	8.36	233,396	1.77		(0.01)	1.89		45
21.66	19.60	173,000	1.90		(0.32)	2.10		41
18.37	29.06	68,000	1.95		(0.21)	2.19		32
14.32	1.94	14,000	2.00		(0.27)	2.49		51
14.06	10.94	3,000	1.99		(0.27)	4.47	(j)	15
13.40	(5.90)	1,000	2.03		0.01	16.00	(j)	98

10.80	4.33	28,129	3.35	(i)	1.63	3.52	(i)	121
10.76	3.40	32,280	3.17	(i)	(0.28)	3.36	(i)	198
10.53	5.14	29,222	3.13	(i)	(1.65)	3.43	(i)	257
10.04	0.40	12,389	3.23	(i)	(1.15)	3.68	(i)	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund (d)
Period Ended June 30, 2006 (e)	$35.32	$(0.10	)(i)	$1.41	$1.31	$—	—	$—
Year Ended December 31, 2005	35.20	(0.38	)(i)	3.60	3.22	—	(3.10)	(3.10)
Year Ended December 31, 2004	34.81	(0.40	)(i)	6.00	5.60	—	(5.21)	(5.21)
Year Ended December 31, 2003	26.83	(0.47	)(i)	9.85	9.38	—	(1.40)	(1.40)
Year Ended December 31, 2002	37.82	(0.53	)(i)	(10.20)	(10.73)	—	(0.26)	(0.26)
November 1, 2001 to December 31, 2001 (f)	33.38	(0.05)		4.49	4.44	—	—	—
Year Ended October 31, 2001	45.76	(0.37	)(i)	(6.53)	(6.90)	—	(5.48)	(5.48)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2006	22.98	(0.43)		3.03	2.60	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68	1.91	—	—	—
Year Ended June 30, 2004	17.65	(0.31)		3.73	3.42	—	—	—
Year Ended June 30, 2003	17.86	(0.22)		0.01	(0.21)	—	—	—
Year Ended June 30, 2002	21.36	(0.29)		(3.14)	(3.43)	—	(0.07)	(0.07)

Diversified Mid Cap Value Fund
Year Ended June 30, 2006	18.54	0.06		1.40	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	0.04		2.20	2.24	(0.07)	(0.55)	(0.62)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—
Year Ended June 30, 2003	15.09	(0.03)		(1.14)	(1.17)	—	(0.71)	(0.71)
Year Ended June 30, 2002	16.57	(0.03)		(0.09)	(0.12)	—	(1.36)	(1.36)

Growth Advantage Fund
May 1, 2006 (g) to June 30, 2006 (e)	6.80	(0.04	)(i)	(0.42)	(0.46)	—	—	—

Mid Cap Value Fund
Period Ended June 30, 2006 (e)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(i)(j)	1.81	1.81	— (j)	(0.61)	(0.61)
Year Ended December 31, 2004	18.41	(0.06	)(i)	3.66	3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.35	(0.03	)(i)	4.20	4.17	— (j)	(0.11)	(0.11)
Year Ended December 31, 2002	14.09	(0.04	)(i)	0.31	0.27	—	(0.01)	(0.01)
October 1, 2001 to December 31, 2001 (h)	13.41	(0.01	)(i)	1.48	1.47	(0.04)	(0.75)	(0.79)
April 30, 2001 (g) to September 30, 2001	14.24	—	(i)(j)	(0.83)	(0.83)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of Capital Growth Portfolio.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Commencement of offering of class of shares.

(h)	The Fund changed its fiscal year end from September 30 to December 31.

(i)	Calculated based upon average shares outstanding.

(j)	Amount rounds to less than $0.01.

(k)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$36.63	3.71%	$20,817	1.64%	(0.56)%	1.67%		63%
35.32	9.26	17,120	1.65	(1.07)	1.66		119
35.20	16.32	7,000	1.85	(1.09)	1.87		122
34.81	35.17	4,000	1.85	(1.55)	1.96		68
26.83	(28.39)	3,000	1.85	(1.63)	1.88		93
37.82	13.30	5,000	1.85	(0.91)	1.85		2
33.38	(16.30)	4,000	1.85	(0.97)	1.87		43

23.57	11.53	42,448	1.89	(1.07)	1.91		112
22.98	9.06	46,607	1.96	(1.48)	1.98		119
21.07	19.38	67,274	1.97	(1.44)	1.98		48
17.65	(1.18)	58,321	1.99	(1.40)	2.06		71
17.86	(16.08)	56,790	1.99	(1.57)	2.07		83

15.24	8.89	32,775	1.84	0.11	1.86		52
18.54	13.43	29,777	1.90	0.11	1.93		67
16.92	28.08	23,155	1.94	(0.35)	1.96		24
13.21	(7.38)	17,722	1.99	(0.35)	2.00		99
15.09	(0.77)	12,349	1.97	(0.43)	1.98		101

6.34	(6.76)	14	2.05	(1.32)	2.37		81

24.26	5.94	790,689	1.75	0.64	1.89		20
22.90	8.34	822,366	1.76	0.01	1.89		45
21.70	19.56	483,000	1.90	(0.31)	2.10		41
18.41	29.09	103,000	1.95	(0.19)	2.19		32
14.35	1.94	9,000	2.00	(0.28)	2.51		51
14.09	11.05	3,000	1.99	(0.30)	4.48	(k)	15
13.41	(5.83)	2,000	2.04	0.03	15.95	(k)	98

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C (continued)

						Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions
Multi-Cap Market Neutral Fund
Year Ended June 30, 2006	10.77	0.17	0.27	—	(g)	0.44	(0.09)	(0.32)	(0.41)
Year Ended June 30, 2005	10.53	(0.01)	0.37	—		0.36	—	(0.12)	(0.12)
Year Ended June 30, 2004	10.04	(0.10)	0.62	—		0.52	—	(0.03)	(0.03)
May 23, 2003 (d) to June 30, 2003	10.00	(0.01)	0.05	—		0.04	—	—	—

Value Advantage Fund
Period Ended June 30, 2006 (e)	15.85	0.05 (f)	1.20	—		1.25	—	—	—
March 1, 2005 (d) to December 31, 2005	15.00	0.06 (f)	1.00	—		1.06	(0.03)	(0.18)	(0.21)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes dividend expenses for securities sold short. Dividend expense was 1.10%, 0.89%, 0.88% and 0.98% of average net assets for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively. The ratio of net expenses excluding dividend expense for securities sold short to average net assets was 2.25%, 2.26%, 2.25% and 2.25% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively. The ratio of expenses without waivers, reimbursements and earnings credits excluding dividend expense for securities sold short to average net assets was 2.42%, 2.46%, 2.55% and 2.70% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$10.80	4.25%	$200,403	3.35	%(h)	1.61%	3.52	%(h)	121
10.77	3.50	243,243	3.15	(h)	(0.24)	3.35	(h)	198
10.53	5.14	186,136	3.13	(h)	(1.64)	3.40	(h)	257
10.04	0.40	54,094	3.23	(h)	(1.16)	3.68	(h)	—

17.10	7.89	83,777	1.75		0.64	2.17		55
15.85	7.03	55,875	1.75		0.47	2.39		90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund (d)
Period Ended June 30, 2006 (e)	$41.36	$0.04	(h)	$1.65	$1.69	$—	—	$—
Year Ended December 31, 2005	40.42	(0.13	)(h)	4.17	4.04	—	(3.10)	(3.10)
Year Ended December 31, 2004	38.95	(0.09	)(h)	6.77	6.68	—	(5.21)	(5.21)
Year Ended December 31, 2003	29.57	(0.21	)(h)	10.99	10.78	—	(1.40)	(1.40)
Year Ended December 31, 2002	41.26	(0.24	)(h)	(11.19)	(11.43)	—	(0.26)	(0.26)
November 1, 2001 to December 31, 2001 (f)	36.37	0.01		4.88	4.89	—	—	—
Year Ended October 31, 2001	48.76	—	(h)(i)	(6.91)	(6.91)	—	(5.48)	(5.48)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2006	24.78	0.10		2.94	3.04	—	(2.01)	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29	2.28	—	—	—
Year Ended June 30, 2004	18.66	(0.10)		3.94	3.84	—	—	—
Year Ended June 30, 2003	18.70	(0.06)		0.02	(0.04)	—	—	—
Year Ended June 30, 2002	22.13	(0.11)		(3.25)	(3.36)	—	(0.07)	(0.07)

Diversified Mid Cap Value Fund
Year Ended June 30, 2006	19.07	0.17		1.49	1.66	(0.17)	(4.71)	(4.88)
Year Ended June 30, 2005	17.34	0.21		2.25	2.46	(0.18)	(0.55)	(0.73)
Year Ended June 30, 2004	13.48	0.10		3.86	3.96	(0.10)	—	(0.10)
Year Ended June 30, 2003	15.33	0.08		(1.14)	(1.06)	(0.08)	(0.71)	(0.79)
Year Ended June 30, 2002	16.74	0.08		(0.05)	0.03	(0.08)	(1.36)	(1.44)

Growth Advantage Fund
May 1, 2006 (g) to June 30, 2006 (e)	7.11	(0.01	)(h)	(0.46)	(0.47)	—	—	—

Mid Cap Equity Fund
Period Ended June 30, 2006 (e)	32.87	0.14	(h)	1.64	1.78	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.30	0.10	(h)	3.09	3.19	(0.09)	(3.53)	(3.62)
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)
Year Ended December 31, 2003	24.39	0.13		7.71	7.84	(0.13)	(0.92)	(1.05)
Year Ended December 31, 2002	29.51	0.13		(4.07)	(3.94)	(0.13)	(1.05)	(1.18)
November 1, 2001 to December 31, 2001 (f)	26.17	0.02		3.43	3.45	(0.02)	(0.09)	(0.11)
Year Ended October 31, 2001	37.85	0.12		(5.30)	(5.18)	(0.12)	(6.38)	(6.50)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of Capital Growth Portfolio.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$43.05	4.09%	$321,568	0.89%	0.19%	0.92%	63%
41.36	10.10	275,518	0.90	(0.33)	0.90	119
40.42	17.37	43,000	0.93	(0.21)	1.30	122
38.95	36.64	4,000	0.93	(0.63)	1.54	68
29.57	(27.71)	2,000	0.93	(0.71)	1.26	93
41.26	13.45	3,000	0.93	0.01	2.06	2
36.37	(15.20)	3,000	0.93	(0.01)	1.18	43

25.81	12.51	769,574	0.99	(0.19)	1.16	112
24.78	10.13	1,040,265	0.99	(0.50)	1.05	119
22.50	20.58	1,764,404	0.97	(0.44)	0.98	48
18.66	(0.21)	1,493,114	0.99	(0.40)	1.06	71
18.70	(15.20)	1,313,208	0.99	(0.57)	1.07	83

15.85	9.79	602,775	0.99	0.92	1.11	52
19.07	14.46	959,801	0.96	0.87	1.01	67
17.34	29.43	1,541,179	0.94	0.65	0.96	24
13.48	(6.48)	1,269,438	0.99	0.65	1.00	99
15.33	0.24	1,237,701	0.97	0.57	0.98	101

6.64	(6.61)	14	1.10	(0.37)	1.61	81

34.51	5.42	298,104	0.90	0.85	1.08	41
32.87	9.61	268,582	0.90	0.29	1.08	99
33.30	19.36	227,000	0.90	0.32	1.14	102
31.18	32.29	194,000	0.90	0.48	1.14	62
24.39	(13.39)	139,000	0.77	0.51	1.14	84
29.51	13.20	155,000	0.60	0.38	1.15	2
26.17	(15.27)	133,000	0.55	0.38	1.15	55

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

							Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Period Ended June 30, 2006 (d)	$23.44	$0.17		$1.32	$—		$1.49	$—	$—	$—
Year Ended December 31, 2005	22.18	0.18	(f)	1.85	—		2.03	(0.16)	(0.61)	(0.77)
Year Ended December 31, 2004	18.70	0.12	(f)	3.74	—		3.86	(0.07)	(0.31)	(0.38)
Year Ended December 31, 2003	14.48	0.12	(f)	4.27	—		4.39	(0.06)	(0.11)	(0.17)
Year Ended December 31, 2002	14.14	0.14	(f)	0.27	—		0.41	(0.06)	(0.01)	(0.07)
October 31, 2001 (e) to December 31, 2001	13.48	0.01	(f)	1.49	—		1.50	(0.09)	(0.75)	(0.84)

Multi-Cap Market Neutral Fund
Year Ended June 30, 2006	10.99	0.24		0.32	—	(g)	0.56	(0.19)	(0.32)	(0.51)
Year Ended June 30, 2005	10.64	0.07		0.40	—		0.47	—	(0.12)	(0.12)
Year Ended June 30, 2004	10.05	(0.04)		0.66	—		0.62	—	(0.03)	(0.03)
May 23, 2003 (e) to June 30, 2003	10.00	—	(g)	0.05	—		0.05	—	—	—

Value Advantage Fund
Period Ended June 30, 2006 (d)	15.91	0.12	(f)	1.19	—		1.31	—	—	—
March 1, 2005 (e) to December 31, 2005	15.00	0.15	(f)	1.01	—		1.16	(0.07)	(0.18)	(0.25)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes dividend expenses for securities sold short. Dividend expense was 1.10%, 0.89%, 0.88% and 0.98% of average net assets for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively. The ratio of net expenses excluding dividend expense for securities sold short to average net assets was 1.25%, 1.25%, 1.25% and 1.25% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively. The ratio of expenses without waivers, reimbursements and earnings credits excluding dividend expense for securities sold short to average net assets was 1.67%, 1.55%, 1.54% and 1.73% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$24.93	6.36%	$1,255,960	1.00%		1.40%	1.14%		20%
23.44	9.16	1,222,881	1.00		0.80	1.13		45
22.18	20.67	485,000	1.00		0.60	1.20		41
18.70	30.34	76,000	1.00		0.74	1.24		32
14.48	2.90	14,000	1.00		0.96	1.71		51
14.14	11.18	11	0.99		0.58	3.68	(i)	15

11.04	5.36	1,457,434	2.35	(h)	2.71	2.77	(h)	121
10.99	4.50	991,169	2.14	(h)	0.78	2.44	(h)	198
10.64	6.13	629,820	2.13	(h)	(0.63)	2.42	(h)	257
10.05	0.50	196,513	2.23	(h)	(0.16)	2.71	(h)	—

17.22	8.23	5,275	1.00		1.42	1.42		55
15.91	7.71	3,107	1.00		1.14	1.87		90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Period Ended June 30, 2006 (d)	$23.58	$0.20		$1.32	$1.52	$—	$—	$—
Year Ended December 31, 2005	22.30	0.24	(g)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(g)	3.77	3.94	(0.10)	(0.31)	(0.41)
Year Ended December 31, 2003	14.52	0.17	(g)	4.27	4.44	(0.08)	(0.11)	(0.19)
Year Ended December 31, 2002	14.14	0.15	(g)	0.30	0.45	(0.06)	(0.01)	(0.07)
October 1, 2001 to December 31, 2001 (e)	13.47	0.03	(g)	1.48	1.51	(0.09)	(0.75)	(0.84)
Year Ended September 30, 2001	13.06	0.15	(g)	1.28	1.43	(0.15)	(0.87)	(1.02)

Value Advantage Fund
Period Ended June 30, 2006 (d)	15.83	0.25	(g)	1.08	1.33	—	—	—
March 1, 2005 (f) to December 31, 2005	15.00	0.11		0.99	1.10	(0.09)	(0.18)	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from September 30 to December 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$25.10	6.45%	$2,009,351	0.75%	1.65%	0.99%		20
23.58	9.42	1,915,393	0.75	1.02	0.98		45
22.30	20.99	1,215,000	0.75	0.83	1.05		41
18.77	30.62	334,000	0.75	1.00	1.07		32
14.52	3.23	59,000	0.75	1.01	1.22		51
14.14	11.30	4,000	0.75	0.94	3.30	(h)	15
13.47	11.19	4,000	0.75	1.07	3.25	(h)	98

17.16	8.40	773	0.75	3.03	1.25		55
15.83	7.32	20	0.75	0.87	3.01		90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra Class

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Growth Fund
Year Ended June 30, 2006	$24.79	$(0.07)	$3.14	$3.07	$—	$(2.01)	$(2.01)
February 22, 2005 (d) to June 30, 2005	23.72	(0.04)	1.11	1.07	—	—	—

Diversified Mid Cap Value Fund
Year Ended June 30, 2006	19.08	0.18	1.49	1.67	(0.19)	(4.71)	(4.90)
February 22, 2005 (d) to June 30, 2005	18.06	0.11	1.02	1.13	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$25.85	12.63%	$15,333	0.88%	(0.06)%	0.91%	112
24.79	4.51	11,641	0.88	(0.44)	0.90	119

15.85	9.89	7,787	0.84	1.09	0.86	52
19.08	6.25	12,499	0.81	1.67	0.87	67

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004 as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as open-end management investment companies. Except as noted below, the Funds are series of JPM I or JPM II.

JPMorgan Growth Advantage Fund is a series of J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company which was organized as a Massachusetts business trust on September 23, 1997.

JPMorgan Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company which was organized as a Maryland corporation on August 19, 1997.

Prior to February 19, 2005, the Capital Growth Fund was a separate series of J.P. Morgan Mutual Fund Group and the Mid Cap Equity Fund was a separate series of J.P. Morgan Mutual Fund Select Group. Effective after the close of business on February 18, 2005, each series was reorganized and redomiciled as a separate series of JPM I.

Prior to February 19, 2005, the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund were separate series of One Group Mutual Funds. Effective after the close of business on February 18, 2005, each series was reorganized and redomiciled as a separate series of JPM II.

Value Advantage Fund commenced operations March 1, 2005 as a series of JPM I.

The following are the funds (collectively, the “Funds”) covered by this report:

Classes Offered
Capital Growth Fund	Class A, Class B, Class C and Select Class
Diversified Mid Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra
Diversified Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Ultra
Growth Advantage Fund	Class A, Class B, Class C and Select Class
Mid Cap Equity Fund	Select Class
Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Institutional Class
Multi-Cap Market Neutral Fund	Class A, Class B, Class C and Select Class
Value Advantage Fund	Class A, Class C, Select Class and Institutional Class

Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund changed their fiscal year end from December 31 to June 30.

Effective March 31, 2005, the Mid Cap Value Fund and effective August 15, 2005, the Mid Cap Equity Fund and Diversified Mid Cap Value Fund each have been publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in their prospectus.

Class C and Select Class Shares commenced operations on May 1, 2006 for the Growth Advantage Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares for which front-end sales charges have been waived may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the

92   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of restricted and illiquid securities as of June 30, 2006 (amounts in thousands):

	Amount	Percentage
Mid Cap Value Fund	$728,020	10.0%
Value Advantage Fund	6,212	3.7

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2006, the Funds do not have any outstanding futures contracts.

E. Short Sales — The Multi-Cap Market Neutral Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for Multi-Cap Market Neutral Fund (or the Funds) is held by one broker. The Fund is subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

F. Securities Lending — To generate additional income, each Fund, except for Multi-Cap Market Neutral Fund and Value Advantage Fund, may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of non-U.S. securities outstanding during a given month. For the period ended June 30, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of the non-U.S. Securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2006, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Capital Growth Fund	$20	$139,085	$138,399
Diversified Mid Cap Growth Fund	122	204,004	202,798
Diversified Mid Cap Value Fund	78	77,943	76,640
Growth Advantage Fund	2	10,226	10,180
Mid Cap Equity Fund	5	16,127	16,231
Mid Cap Value Fund	123	535,672	530,170

As of December 31, 2005, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Capital Growth Fund	$27	$77,753	$75,732
Growth Advantage Fund	3	9,062	8,800
Mid Cap Equity Fund	8	18,220	17,762
Mid Cap Value Fund	161	417,693	407,858

As of June 30, 2005, the following Funds had securities with the following market values on loan and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Sub-Custody Fees Paid	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Diversified Mid Cap Growth Fund	77	55	198,236	193,582
Diversified Mid Cap Value Fund	35	48	157,673	155,505

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

94   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trusts are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Capital Growth Fund	$13	$(13)	$—
Diversified Mid Cap Growth Fund	(38)	6,208	(6,170)
Diversified Mid Cap Value Fund	2,589	153	(2,742)
Growth Advantage Fund	(127)	127	—
Mid Cap Equity Fund	5	(1)	(4)
Mid Cap Value Fund	(661)	134	527
Multi-Cap Market Neutral Fund	20	690	(710)
Value Advantage Fund	14	(208)	194

The reclassifications for the Funds relate primarily to the differences in character for tax purposes of distributions received from investments in real estate investment trusts, deferred compensation, tax net operating losses, reclassification of distributions, investments in partnerships and equalization (for Diversified Mid Cap Value Fund).

L. New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund. JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

indirect, wholly-owned subsidiary of JPMCB, which is a wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Capital Growth Fund	0.40%
Diversified Mid Cap Growth Fund	0.65
Diversified Mid Cap Value Fund	0.65
Growth Advantage Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Value Fund*	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

*	Prior to February 19, 2005, the Fund’s investment advisory fee rate was 0.70%.

The Advisors waived and/or reimbursed Investment Advisory fees as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amounts of these waivers/reimbursements from the money market funds for the period ended June 30, 2006 were as follows (in thousands):

Capital Growth Fund	$ 19
Diversified Mid Cap Growth Fund	17
Diversified Mid Cap Value Fund	13
Growth Advantage Fund	1
Mid Cap Equity Fund	9
Mid Cap Value Fund	221
Multi-Cap Market Neutral Fund	—
Value Advantage Fund	7

The amounts of these waivers/reimbursements from the money market funds for the period ended December 31, 2005 were as follows (in thousands):

Capital Growth Fund	$ 23
Growth Advantage Fund	1
Mid Cap Equity Fund	12
Mid Cap Value Fund	420
Value Advantage Fund	5

The amounts of these waivers/reimbursements from the money market funds for the period ended June 30, 2005 were as follows (in thousands):

Diversified Mid Cap Growth Fund	$ 49
Diversified Mid Cap Value Fund	80
Multi-Cap Market Neutral Fund	293

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMCB served as the Administrator to the Funds in JPM I, JPMMFIT and JPMFMFG and was subject to the same fee agreement as above.

Prior to February 19, 2005, the Administrator received a fee for services provided to the Funds in JPM II at an annual rate of 0.20% of the first $1.5 billion of JPM II average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); 0.18% on the next $0.5 billion of JPM II average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of JPM II average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1,

96   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

2005, BISYS Fund Services, L.P. (“BISYS”) served as the Funds’ Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Capital Growth Fund	0.25%	0.75%	0.75%
Diversified Mid Cap Growth Fund	0.25	0.75	0.75
Diversified Mid Cap Value Fund	0.25	0.75	0.75
Growth Advantage Fund	0.25	0.75	0.75
Mid Cap Value Fund	0.25	0.75	0.75
Multi-Cap Market Neutral Fund	0.25	0.75	0.75
Value Advantage Fund	0.25	n/a	0.75

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned subsidiary of the BISYS Group, Inc., served as the exclusive underwriter for the Funds in JPM I, JPMMFIT and JPMFMFG.

Prior to February 19, 2005, the Funds in JPM II paid the Distributor a fee pursuant to prior distribution plans of 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B and Class C Shares.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the period ended June 30, 2006, the Distributor received the following amounts (in thousands):

	Front-end Sales Charge	CDSC
Capital Growth Fund	$226	$18
Diversified Mid Cap Growth Fund	610	240
Diversified Mid Cap Value Fund	776	138
Growth Advantage Fund	11	1
Mid Cap Value Fund	783	299
Multi-Cap Market Neutral Fund	1,039	177
Value Advantage Fund	603	24

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, effective February 19, 2005, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class	Ultra
Capital Growth Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a
Diversified Mid Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a
Diversified Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	n/a
Growth Advantage Fund	0.25	0.25	0.25	0.25	n/a	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	0.25	n/a	n/a
Mid Cap Value Fund	0.25	0.25	0.25	0.25	0.10	n/a
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	0.25	n/a	n/a
Value Advantage Fund	0.25	n/a	0.25	0.25	0.10	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the shareholder servicing agent for the Funds in JPM I, JPMMFIT and JPMFMFG. JPMCB was subject to the fee rates disclosed above.

The Distributor waived and/or reimbursed Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Prior to February 19, 2005, the Administrator was responsible for providing fund accounting services under the Management and Administration Agreement for funds in JPM II. Effective February 19, 2005, fund accounting fees are charged as an additional direct fee to the Funds.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

F. Waivers and Reimbursements — Each Fund’s Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total annual operating expenses (excluding dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class	Ultra Class
Capital Growth Fund	1.35%	1.85%	1.85%	0.93%	n/a	n/a
Diversified Mid Cap Growth Fund	1.24	1.99	1.99	0.99	n/a	0.89%
Diversified Mid Cap Value Fund	1.24	1.99	1.99	0.99	n/a	0.84
Growth Advantage Fund	1.35	2.05	2.05	1.10	n/a	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	1.00	n/a	n/a
Mid Cap Value Fund	1.25	2.00	2.00	1.00	0.75%	n/a
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	1.50	n/a	n/a
Value Advantage Fund	1.25	n/a	1.75	1.00	0.75	n/a

The contractual expense limitation agreements were in effect for the period ended June 30, 2006. Except for the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund, the expense limitation percentages in the table above are in place until at least April 30, 2007. For the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund, the expense limitation percentages in the table above are in place until at least October 31, 2006.

For the period ended June 30, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Growth Fund	$—	$327	$2,057	$2,384
Diversified Mid Cap Value Fund	—	173	1,046	1,219
Growth Advantage Fund	106	10	65	181
Mid Cap Equity Fund	—	—	115	115
Mid Cap Value Fund	4,013	437	989	5,439
Multi-Cap Market Neutral Fund	2,473	344	3,462	6,279
Value Advantage Fund	272	8	—	280

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Capital Growth Fund	$96	$—	$—	$96
Diversified Mid Cap Growth Fund	—	52	—	52
Diversified Mid Cap Value Fund	—	17	46	63
Mid Cap Equity Fund	—	27	119	146
Mid Cap Value Fund	682	74	—	756

For the period ended December 31, 2005, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Capital Growth Fund	$—	$—	$—	$—	$ 1
Growth Advantage Fund	79	28	101	208	—
Mid Cap Equity Fund	—	3	193	196	—
Mid Cap Value Fund	5,781	575	2,003	8,359	18
Value Advantage Fund	123	17	—	140	97

98   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Mid Cap Equity Fund	$—	$52	$196	$248
Mid Cap Value Fund	1,022	119	—	1,141

For the period ended June 30, 2005, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total
Diversified Mid Cap Growth Fund	247	123	769	320	1,459
Diversified Mid Cap Value Fund	227	17	299	148	691
Multi-Cap Market Neutral Fund	2,253	140	981	87	3,461

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Value Fund	64	31	—	95
Multi-Cap Market Neutral Fund	64	31	—	95

G. Other —Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended June 30, 2006 the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended June 30, 2006 purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Capital Growth Fund	$545,110	$522,124	$—	$—
Diversified Mid Cap Growth Fund	1,845,677	2,332,652	—	—
Diversified Mid Cap Value Fund	598,228	1,039,735	—	—
Growth Advantage Fund	67,740	52,759	—	—
Mid Cap Equity Fund	132,380	116,053	—	—
Mid Cap Value Fund	1,477,103	1,414,841	—	—
Multi-Cap Market Neutral Fund	2,045,605	1,841,680	2,137,118	1,919,995
Value Advantage Fund	120,676	70,170	—	—

During the period ended June 30, 2006, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Capital Growth Fund	$859,395	$139,849	$(17,644)	$122,205
Diversified Mid Cap Growth Fund	1,428,291	257,618	(31,695)	225,923
Diversified Mid Cap Value Fund	841,414	190,471	(17,498)	172,973
Growth Advantage Fund	75,895	9,577	(1,580)	7,997
Mid Cap Equity Fund	263,418	55,986	(4,459)	51,527
Mid Cap Value Fund	6,910,196	1,050,698	(138,452)	912,246
Multi-Cap Market Neutral Fund	1,708,236	185,099	(68,394)	116,705
Value Advantage Fund	158,082	10,205	(3,065)	7,140

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, return of capital from investments in real estate investment trusts, investments in partnerships, mark-to-market of constructive sales (for Multi-Cap Market Neutral Fund) and tax basis of corporate action (for Diversified Mid Cap Growth Fund).

The tax character of distributions paid during the period ended June 30, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Mid Cap Growth Fund	$—	$130,943	$130,943
Diversified Mid Cap Value Fund	39,572	272,077	311,649
Mid Cap Equity Fund	1,227	—	1,227
Multi-Cap Market Neutral Fund	26,515	48,186	74,701

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Capital Growth Fund	$5,585	$51,737	$57,322
Mid Cap Equity Fund	7,528	20,249	27,777
Mid Cap Value Fund	136,842	82,699	219,541
Value Advantage Fund	1,391	6	1,397

The tax character of distributions paid during the fiscal year ended June 30, 2005 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Mid Cap Value Fund	$14,187	$54,582	$68,769
Multi-Cap Market Neutral Fund	13,377	869	14,246

100   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

At June 30, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Capital Growth Fund	10,715	32,736	122,205
Diversified Mid Cap Growth Fund	30,720	162,296	225,923
Diversified Mid Cap Value Fund	5,214	107,429	172,973
Growth Advantage	—	(242,897)	7,997
Mid Cap Equity Fund	4,766	11,013	51,527
Mid Cap Value Fund	151,927	145,809	912,246
Multi-Cap Market Neutral Fund	24,284	—	70,738
Value Advantage Fund	4,398	—	7,140

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation, distributions payable, return of capital from investments in real estate investment trusts, investments in partnerships, mark-to-market of constructive sales (for Multi-Cap Market Neutral Fund) and tax basis of corporate action (for Diversified Mid Cap Growth Fund).

As of June 30, 2006, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts
in thousands):

	Expires
	2009	2010		2011	Total
Capital Growth Fund	$—	$507	*	$—	$507
Growth Advantage Fund	212,006	28,364		2,527	242,897

*	Subject to limitation under Code sections 381–384.

During the period ended June 30, 2006, Capital Growth Fund and Growth Advantage Fund utilized capital loss carryforwards of $56 and $2,147, respectively (amounts in thousands).

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended June 30, 2006, the Multi-Cap Market Neutral Fund deferred to July 1, 2006 post October capital losses of $7,464 (amount in thousands).

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The outstanding borrowings from another fund or from the unsecured uncommitted credit facility and average borrowings for the period ended June 30, 2006 were as follows (amounts in thousands):

	Outstanding Balance at June 30, 2006	Average Borrowings	Number of Days Used	Interest Paid
Capital Growth Fund	$—	$1,104	3	$—	(b)
Diversified Mid Cap Growth Fund	—	2,296	18	5
Diversified Mid Cap Value Fund	—	2,322	2	1

(b)	Amount rounds to less than $1,000.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest Expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisers, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the “Funds’ former distributor”), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-advisor to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of JPM II and BOIA, certain current and former Trustees and One Group Mutual Fund, the predecessor to JPM II. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

As of June 14, 2006, all claims against One Group Mutual Fund and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II will be reimbursed for all costs associated with these matters to ensure that JPM II incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

102   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc.,
JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds indicated in Note 1 of the financial statements (hereafter collectively referred to as the “Funds”) at June 30, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2006

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   103

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	120	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	120	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	120	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	120
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	120	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	120	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	120	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	120	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

104   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	120	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	120	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	120	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	120	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	120
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes eight registered investment companies (120 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   105

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

106   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   107

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During Period January 1 to June 30, 2006	Annualized Expense Ratio
Capital Growth Fund
Class A
Actual*	$1,000.00	$1,039.60	$5.77	1.14%
Hypothetical*	1,000.00	1,019.14	5.71	1.14
Class B
Actual*	1,000.00	1,037.10	8.28	1.64
Hypothetical*	1,000.00	1,016.66	8.20	1.64
Class C
Actual*	1,000.00	1,037.10	8.28	1.64
Hypothetical*	1,000.00	1,016.66	8.20	1.64
Select Class
Actual*	1,000.00	1,040.90	4.50	0.89
Hypothetical*	1,000.00	1,020.38	4.46	0.89
Diversified Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,044.10	6.28	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class B
Actual*	1,000.00	1,040.50	9.51	1.88
Hypothetical*	1,000.00	1,015.47	9.39	1.88
Class C
Actual*	1,000.00	1,140.60	9.51	1.88
Hypothetical*	1,000.00	1,015.47	9.39	1.88

108   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During Period January 1 to June 30, 2006	Annualized Expense Ratio
Select Class
Actual*	$1,000.00	$1,045.40	$5.02	0.99%
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Ultra Class
Actual*	1,000.00	1,045.70	4.46	0.88
Hypothetical*	1,000.00	1,020.43	4.41	0.88
Diversified Mid Cap Value Fund
Class A
Actual*	1,000.00	1,053.00	6.31	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class B
Actual*	1,000.00	1,050.30	9.35	1.84
Hypothetical*	1,000.00	1,015.67	9.20	1.84
Class C
Actual*	1,000.00	1,050.30	9.35	1.84
Hypothetical*	1,000.00	1,015.67	9.20	1.84
Select Class
Actual*	1,000.00	1,054.50	5.04	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Ultra Class
Actual*	1,000.00	1,055.40	4.28	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Growth Advantage Fund
Class A
Actual*	1,000.00	1,044.10	6.84	1.35
Hypothetical*	1,000.00	1,018.10	6.76	1.35
Class B
Actual*	1,000.00	1,041.10	10.37	2.05
Hypothetical*	1,000.00	1,014.63	10.24	2.05
Class C
Actual**	1,000.00	932.40	3.26	2.05
Hypothetical*	1,000.00	1,014.63	10.24	2.05
Select Class
Actual**	1,000.00	933.90	1.75	1.10
Hypothetical*	1,000.00	1,019.34	5.51	1.10
Mid Cap Equity Fund
Select Class
Actual*	1,000.00	1,054.20	4.58	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90
Mid Cap Value Fund
Class A
Actual*	1,000.00	1,062.30	6.39	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class B
Actual*	1,000.00	1,059.50	8.94	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class C
Actual*	1,000.00	1,059.40	8.94	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   109

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During Period January 1 to June 30, 2006	Annualized Expense Ratio
Select Class
Actual*	$1,000.00	$1,063.10	$5.12	1.00%
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Institutional Class
Actual*	1,000.00	1,064.50	3.84	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Multi Cap Market Neutral Fund
Class A
Actual*	1,000.00	1,042.70	7.60	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50
Class B
Actual*	1,000.00	1,038.50	11.37	2.25
Hypothetical*	1,000.00	1,013.64	11.23	2.25
Class C
Actual*	1,000.00	1,038.50	11.37	2.25
Hypothetical*	1,000.00	1,013.64	11.23	2.25
Select Class
Actual*	1,000.00	1,044.50	6.34	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Value Advantage Fund
Class A
Actual*	1,000.00	1,081.20	6.45	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,078.20	9.02	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Select Class
Actual*	1,000.00	1,082.30	5.16	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Institutional Class
Actual*	1,000.00	1,084.00	3.88	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the one-half year period).

110   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the fiscal year ended June 30, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Funds with Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended June 30, 2006:

Dividend Received Deduction
Diversified Mid Cap Value Fund	70.98%
Mid Cap Equity Fund	13.13%
Multi-Cap Market Neutral Fund	52.78%

Funds with Long Term Capital Gain Designation

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2006 (amounts in thousands):

Long-Term Capital Gain Distribution
Diversified Mid Cap Growth Fund	$130,943
Diversified Mid Cap Value Fund	$274,690
Multi-Cap Market Neutral Fund	$48,186

Funds with Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Diversified Mid Cap Value Fund	$9,937
Mid Cap Equity Fund	$1,166

Funds with Short Term Capital Gain Designation

For the fiscal year ended June 30, 2006, the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified short-term capital gain (amounts in thousands):

Qualified Short-Term Gain
Diversified Mid Cap Value Fund	$16,242

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   111

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	AN-MC-606

ANNUAL REPORT JUNE 30, 2006

JPMorgan Funds
Large Cap
Funds

JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund
JPMorgan Equity Income Fund
JPMorgan Growth and Income Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Disciplined Equity Fund	2
JPMorgan Diversified Fund	4
JPMorgan Equity Income Fund	6
JPMorgan Growth and Income Fund	8
JPMorgan Large Cap Growth Fund	10
JPMorgan Large Cap Value Fund	12
JPMorgan U.S. Equity Fund	14
JPMorgan U.S. Large Cap Core Plus Fund	16
Schedules of Portfolio Investments	19
Financial Statements	78
Financial Highlights	98
Notes to Financial Statements	120
Report of Independent Registered Public Accounting Firm	138
Trustees	139
Officers	141
Schedule of Shareholder Expenses	143
Tax Letter	147

HIGHLIGHTS

•	U.S. stocks generally positive in first half of 2006

•	Investors tried to predict interest rate hikes

•	Gross domestic product (GDP) moved sharply higher

•	Market volatility expected until interest rate picture is clearer

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Large Cap Funds for the period ended June 30, 2006. Inside, you’ll find information detailing the performance of the Funds, along with reports from the portfolio managers.

“Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient.”

All Eyes on the Federal Reserve Board

While the U.S. stock market weakened late in the reporting period, overall it produced solid results during the last year. For much of the period, the equity market rose as investors were encouraged by overall strong economic growth and positive corporate earnings. That’s not to say there weren’t periods of unnerving volatility. A great deal of the driving forces behind the market’s ups and downs resulted from the actions of the Federal Open Market Committee (FOMC).

In February 2006, Ben Bernanke assumed the role of Federal Reserve (Fed) Board Chairman, replacing long-time fixture Alan Greenspan. The transition was less than smooth for investors, as they attempted to predict the FOMC’s future actions regarding interest rates. The FOMC’s statements first hinted that there may be a break from increasing rates and then telegraphed additional rate hikes due to fears of rising inflation. In late June, the FOMC raised short-term rates for the 17th consecutive time in late June, bringing the fed funds target rate to 5.25% — its highest level in more than five years.

Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient. After expanding 3.3% in the second quarter of 2005, third-quarter gross domestic product (GDP) advanced 4.1%. GDP then fell to 1.7% in the fourth quarter. However, the economy moved sharply higher in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003.

Stocks Produce Solid Results

The broad stock market, as measured by the S&P 500 Index, returned 8.63% for the 12 months ended June 30, 2006. The market rose in each of the first three quarters of the reporting period before taking a step backwards in mid-May on fears that additional rate hikes may adversely affect the economic expansion and temper corporate profits.

Looking more closely at the market over the 12 months, small- and mid-cap stocks outperformed their large-cap counterparts, with the Russell Midcap, Russell 2000 and Russell 1000 Indexes returning 13.66%, 14.58% and 9.08%, respectively. However, as many market pundits have anticipated, large-cap stocks generated relatively better results late in the period. After a prolonged period of lagging smaller-cap stocks, many large caps appeared attractively valued and may be better equipped to handle more moderate economic growth.

Outlook

Looking ahead, the markets could continue to experience periods of volatility until the FOMC’s interest rate stance is better understood. Coinciding with its latest rate hike in June, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Investors will likely be closely monitoring the economic “tea leaves” in an attempt to ascertain the FOMC’s next move.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   1

JPMorgan Disciplined Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 3, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/06 (In Thousands)	$628,887
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Disciplined Equity Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index, returned 1.89% (Institutional Class Shares) for the six months ended June 30, 2006, the Fund’s new fiscal year-end.* This is compared with its benchmark, the S&P 500 Index, which returned 2.71% over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund’s underperformance was driven by stock selection in the pharmaceutical/medical technology, semiconductor and media sectors. In particular, Gannett Co., a news and information company, was a detractor as it continued to be plagued by a market that is overly pessimistic about growth prospects for traditional media, specifically newspaper advertising. Also high newsprint costs, in the short term, further hurt Gannett’s bottom line. We continue to own Gannett and believe its near-term fundamentals remain strong. At the securities level, eBay was among the largest detractors in the period. The markets punished eBay’s share price after the company did not exceed earnings expectations and reported a 3% decrease in year-over-year profits. Investors also continued to question the earnings capabilities of recently acquired Skype, a global Internet communications company, and the increasingly competitive landscapes in Internet auctions and payment services. Despite a rough period, we continue to maintain our overweight in the company as eBay’s core auction business continued to show strength, with second-quarter revenue expectations exceeding our forecasts based on strong worldwide listings growth.

Stock selection in capital markets, insurance and systems and network hardware contributed favorably to performance. At the stock-specific level, CSX Corporation, the international transportation company, was a top contributor to performance as railroads continued to benefit from global expansion and strong U.S. growth. CSX shares also were boosted by high demand for coal, which is an alternative to expensive oil and shipped by rail, and a strong pricing environment. Should U.S. gross domestic product (GDP) growth slow, we believe the company should continue to benefit because transportation via rails remains more attractively priced than trucking alternatives. Despite a volatile second quarter, Corning was also a top contributor to performance in the first half of 2006. The company benefited from strong adoption rates for liquid crystal display (LCD) products, which was most evident at retail front where cheaper prices for LCD televisions, notebooks and monitors were catalysts of dramatically higher consumer demand. Higher volume growth has offset price reductions, and could continue to fuel product expansion for the foreseeable future.

Q:	HOW WAS THE FUND MANAGED?

A:	We manage the Fund to its objective. To help ensure that stock selection is the principal source of potential excess return, we allow only modest deviations in sector weightings relative to the S&P 500 Index, normally ranging from ±0.20%. The Fund currently has a higher growth rate than the index and a lower 12-month forward price/earnings (P/E) ratio. We continue to seek investment opportunities in companies that are attractive based on valuation and strong fundamentals.

PORTFOLIO COMPOSITION**

Financials	20.4%
Information Technology	13.3
Health Care	12.0
Consumer Discretionary	10.8
Industrials	10.8
Energy	9.3
Consumer Staples	7.9
Utilities	3.5
Telecommunication Services	3.2
Materials	2.9
Investments of Cash Collateral for Securities Loaned	3.8
Short-Term Investments	2.0

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	General Electric Co.	3.7%
2.	Exxon Mobil Corp.	3.1
3.	Citigroup, Inc.	2.9
4.	Altria Group, Inc.	2.2
5.	Bank of America Corp.	2.1
6.	Microsoft Corp.	1.9
7.	Procter & Gamble Co.	1.7
8.	Verizon Communications, Inc.	1.5
9.	International Business Machines Corp.	1.4
10.	Morgan Stanley	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 Year	5 Year	Since Inception
CLASS A SHARES	9/28/01
Without Sales Charge		6.21%	0.94%	6.42%
With Sales Charge*		0.62	(0.14)	5.83
SELECT CLASS SHARES	9/10/01	6.42	1.20	6.57
INSTITUTIONAL CLASS SHARES	1/3/97	6.55	1.39	6.81
ULTRA SHARES	3/24/03	6.66	1.46	6.84

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (1/3/97 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/3/97 and prior to 9/7/01, operated in a master feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 and for the Select Class Shares from 1/3/97 to 12/31/97 reflect the performance of the institutional feeder of the Disciplined Equity Portfolio. The historical expenses of the institutional feeder are substantially similar to those of the Institutional Class Shares and lower than the expenses of the Select Class Shares (during this period, therefore, the performance of the Select Class Shares would have been lower because they have higher expenses). The returns for the Select Class Shares from 12/31/97 to 9/7/01 reflect the performance of the retail feeder, whose historical expenses are substantially similar to those of the Select Class Shares.

Returns for the Class A Shares prior to 9/28/01 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

Returns for the Ultra Shares prior to 3/24/03 (offering date of the Ultra Shares) are calculated using the historical expenses of the Institutional Class Shares, which are higher than the expenses of the Ultra Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from January 3, 1997 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P 500 Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   3

JPMorgan Diversified Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	September 10, 1993
Fiscal Year End	June 30
Net Assets as of 6/30/06 (In Thousands)	$558,099
Primary Benchmark	Fund Benchmark*

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Fund, which seeks to provide a high total return from a diversified portfolio of stocks and bonds, returned 2.76% (Institutional Class Shares) over the six months ended June 30, 2006, the Fund’s new fiscal year end.** This compared to the 1.35% return of the Fund’s custom benchmark over the same period. The Fund’s custom benchmark is comprised of the S&P 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%).

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Both security selection and asset allocation drove the Fund’s positive performance. Security selection in fixed income and international equity holdings aided results, while security selection in small-cap equities detracted. Strong stock selection in the insurance and network technology sectors contributed the most to performance, while positions in healthcare and consumer discretionary were the primary detractors. On a stock-specific level, overweight positions in RenaissanceRe Holdings, the insurer, and Kohl’s Corporation, the department store, contributed to performance while overweights in media giant Viacom and global drug company Teva Pharmaceuticals detracted.

We traded duration with a bias toward being short in intermediate maturities. We maintained our curve-steepening trade in the short end of the curve, which detracted slightly from performance as the curve flattened. Heading into the second half of the year, we expect to maintain our short duration bias. The Portfolio benefited from emerging markets debt and international non-dollar allocations, while allocations in investment-grade corporates detracted.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s assets are loosely allocated among various investment options to conform with its model allocation of 42% large-cap equity, 8% small-cap equity, 38% fixed income and 12% international equity.

Judging by risk-appetite indexes, investors appear to believe that the market correction, as short and sharp as it was, may be over. Although there is a possibility of a second leg to the downturn, we believe that, as long as corporate earnings and growth remain strong, there may not be a further sell-off. With the froth appearing to have been removed from most markets, we have increased our weighting in equities to neutral. We anticipate a summer of range-bound trading in most markets, as we wait for the Fed to signal if its tightening campaign is nearing the end. Although we anticipate an interest rate rise in August, this has largely been priced in by the market. However, the likelihood of a U.S. mid-cycle pause later this year makes us wary of higher-risk asset classes. We believe that yields may be near their cyclical highs in the U.S. but, in the Euro zone and Japan, interest rates have further to climb. With an eye on inflation expectations, bonds may be an attractive asset class.

PORTFOLIO COMPOSITION***

Financials	19.2%
Collateralized Mortgage Obligations	10.4
U.S. Treasury Obligations	9.5
Mortgage Pass-Through Securities	8.3
Information Technology	8.2
Industrials	7.9
Consumer Discretionary	7.5
Health Care	6.4
Energy	5.9
Consumer Staples	5.3
Asset-Backed Securities	3.9
Utilities	3.4
Telecommunication Services	3.1
Materials	2.9
Commercial Mortgage Backed Securities	0.6
Foreign Government Securities	0.6
U.S. Government Agency Securities	0.4
Options Purchased	0.2
Investments of Cash Collateral for Securities Loaned	1.3
Short-Term Investments	3.4

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	1.5%
2.	Citigroup, Inc.	1.3
3.	Bank of America Corp.	1.1
4.	General Electric Co.	1.1
5.	Norfolk Southern Corp.	0.8
6.	Altria Group, Inc.	0.7
7.	Amgen, Inc.	0.7
8.	Pfizer, Inc.	0.7
9.	International Business Machines Corp.	0.6
10.	ConocoPhillips	0.6

*	The Fund’s custom benchmark changed to the S&P 500 Index (60%) and Lehman Brothers Aggregate Bond Index (40%), effective February 28, 2006.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

4   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	3/24/03
Without Sales Charge		7.02%	3.36%	6.55%
With Sales Charge*		1.41	2.26	5.98
CLASS B SHARES	3/24/03
Without CDSC		6.44	2.95	6.34
With CDSC **		1.44	2.60	6.34
CLASS C SHARES	3/24/03
Without CDSC		6.44	2.97	6.35
With CDSC ***		5.44	2.97	6.35
SELECT CLASS SHARES	9/10/01	7.18	3.56	6.66
INSTITUTIONAL CLASS SHARES	9/10/93	7.46	3.84	6.95

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/10/93 and prior to 9/7/01, operated in a master feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the Diversified Portfolio. The returns for the Select Class Shares before they were launched on 9/10/01 reflect the performance of the retail feeder of the Diversified Portfolio. The historical expenses for each of these classes are substantially similar to those of the feeder in which they were invested prior to 9/10/01.

Returns for the Class A, B, and C Shares prior to their inception are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, Fund Benchmark, Former Fund Benchmark, S&P 500 Index, and Lipper Balanced Funds Index from June 30, 1996 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividend and capital gains and does not include a sales charge. The performance of the indices other than the Lipper Balanced Fund Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Balanced Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Fund Benchmark is comprised of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index. The custom benchmark for the Fund was changed from 52% of the S&P 500 Index, 3% of the Russell 2000 Index, 35% of the Salomon Broad Investment Grade Bond Index and 10% of the MSCI EAFE Index (“Former Fund Benchmark”) because the advisor believes the Fund Benchmark more accurately reflects the Fund’s investment strategy. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Balanced Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   5

JPMorgan Equity Income Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1987
Fiscal Year End	June 30
Net Assets as of 6/30/06 (In Thousands)	$293,527
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The Equity Income Fund, which seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities, returned 8.28% (Select Class Shares) in the 12 months ended June 30, 2006.* The Fund underperformed its benchmark, the S&P 500 Index, which gained 8.63%.

Q:	WHY DID THE FUND PERFORM IN THIS WAY?

A:	The U.S. equity market advanced over the period as strong balance sheets, impressive earnings growth and increased consolidation overcame fears of rising interest rates, a slowing housing market and surging energy and commodity prices. The momentum in the energy sector continued, making it the best-performing sector for the 12 months. The materials sector also advanced as strong global growth spurred demand. Healthcare performed the worst in the period.

Stock selection in consumer staples and an underweight in information technology helped the Fund’s performance in the period. Loews Corporation — Carolina Group significantly outperformed the market and aided returns. The company benefited from increased clarity surrounding tobacco litigation. VF Corp., an apparel manufacturer, was another contributor to performance. The company continued to grow and invest in its business, making such acquisitions as Vans, Reef and Nautica.

Poor stock selection in energy and industrials hurt performance over the period. The Fund’s position in Freddie Mac, the home mortgage lender, hurt performance as the stock declined over the period. Regulators continued to push for tighter restrictions on government-sponsored entities (GSEs), leading to downward pressure on the company’s stock price. Westwood One, provider of programming to radio and television stations, was another detractor as the company’s stock declined on below-expectation revenue growth and investor fears of competition from satellite radio.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio manager’s focus remains on stock selection, believing that quality companies trading at attractive valuations will outperform in the long term. The Fund attempts to invest in stocks that have above-average dividend yields.

PORTFOLIO COMPOSITION**

Financials	37.1%
Energy	11.5
Consumer Discretionary	10.7
Consumer Staples	9.4
Industrials	8.3
Telecommunication Services	6.3
Health Care	5.6
Utilities	5.4
Materials	4.6
Information Technology	0.9
Short-Term Investments	0.9
Investments of Cash Collateral for Securities Loaned	5.5

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Exxon Mobil Corp.	4.6%
2.	Bank of America Corp.	4.6
3.	Chubb Corp.	3.4
4.	General Electric Co.	2.9
5.	Freddie Mac	2.7
6.	Loews Corp. — Carolina Group	2.4
7.	Wells Fargo & Co.	2.3
8.	Chevron Corp.	2.3
9.	Citigroup, Inc.	2.3
10.	Coca-Cola Co. (The)	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

6   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	2/18/92
Without Sales Charge		7.94%	3.92%	7.43%
With Sales Charge*		2.29	2.81	6.85
CLASS B SHARES	1/14/94
Without CDSC		7.43	3.21	6.81
With CDSC**		2.43	2.86	6.81
CLASS C SHARES	11/4/97
Without CDSC		7.36	3.22	6.72
With CDSC***		6.36	3.22	6.72
SELECT CLASS SHARES	7/2/87	8.28	4.20	7.74

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Historical performance shown for Class C Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior Class C performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the S&P 500 Index and the Lipper Equity Income Funds Index. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the S&P 500 Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index measures the performance of large companies in the U.S. stock market. The Lipper Equity Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   7

JPMorgan Growth and Income Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year End	June 30
Net Assets as of 6/30/06 (In Thousands)	$560,574
Primary Benchmark	S&P 500/Citigroup Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth and Income Fund, which seeks to provide capital growth over the long term and earn income from dividends, returned 3.73% (Class A Shares) for the six months ended June 30, 2006, the Fund’s new fiscal year-end.* The Fund underperformed its benchmark, the S&P 500/Citigroup Value Index, which returned 6.52% over the same period.

Q:	WHY DID THE FUND PERFORM IN THIS WAY?

A:	The first half of the year was characterized by rising interest rates, energy and commodity prices as well as fears of increasing inflation and a slowing housing market. However, strong balance sheets, impressive earnings growth and increasing consolidation helped to overcome those negatives and push the equity market higher. The continued momentum in energy made it, once again, one of the best-performing sectors. Telecommunications was another top-performing sector as consolidation and depressed multiples in the space led investors to increase exposure. On the other side of the spectrum, technology and healthcare were the worst performers. Small- and mid-cap stocks continued to outperform their larger peers, although many investors had anticipated a rotation to larger and mega-cap stocks.

The Fund participated in the market’s advance, but underperformed its benchmark as poor stock selection in healthcare and consumer staples hurt performance. One of the largest detractors to relative performance was Freddie Mac, the home mortgage lender, as regulators continued to push for tighter restrictions on government-sponsored entities (GSEs), leading to downward pressure on the company’s stock price. Boston Scientific, manufacturer of medical devices, was another decliner over the period, as the company continued to lose market share in the stent market.

Strong stock selection in financials aided performance over the period. The Fund’s position in Bear Stearns, the global investment bank, also was a positive contributor, benefiting from a strong trading environment and elevated merger-and-acquisition activity. VF Corp., an apparel manufacturer, was one of the largest contributors. The company continued to grow and invest in its business, making such acquisitions as Vans, Reef and Nautica.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio manager seeks to invest in undervalued companies with durable franchises, strong management, and the ability to grow their intrinsic value per share. Given this approach, the Fund’s investments typically include companies that the portfolio manager believes to possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value.

PORTFOLIO COMPOSITION**

Financials	39.0%
Consumer Discretionary	13.7
Energy	13.4
Health Care	8.2
Industrials	6.2
Telecommunication Services	5.5
Consumer Staples	5.1
Information Technology	4.2
Utilities	2.5
Materials	2.1
Short-Term Investments	1.0
Investments of Cash Collateral for Securities Loaned	0.4

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Bank of America Corp.	4.4%
2.	Exxon Mobil Corp.	3.9
3.	Chubb Corp.	3.5
4.	Freddie Mac	3.0
5.	Citigroup, Inc.	2.9
6.	Morgan Stanley	2.5
7.	American Express Co.	2.3
8.	Chevron Corp.	2.2
9.	Clear Channel Communications, Inc.	2.1
10.	V.F. Corp.	2.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

8   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	9/23/87
Without Sales Charge		7.33%	3.28%	6.83%
With Sales Charge*		1.69	2.17	6.25
CLASS B SHARES	11/4/93
Without CDSC		6.81	2.76	6.40
With CDSC**		1.81	2.40	6.40
CLASS C SHARES	1/2/98
Without CDSC		6.83	2.76	6.12
With CDSC***		5.83	2.76	6.12
SELECT CLASS SHARES	1/25/96	7.72	3.68	7.41

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares prior to 1/2/98 (offering date of the Class C Shares) are calculated using the performance of the Class B Shares whose historical expenses are substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index and Lipper Large-Cap Value Funds Index from June 30, 1996 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500/Citigroup Value Index contains large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   9

JPMorgan Large Cap Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 1992
Fiscal Year End	June 30
Net Assets as of 6/30/06 (In Thousands)	$1,219,245
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Growth Fund, which seeks long-term capital appreciation and growth of income by investing primarily in equity securities, returned 7.41% (Select Class Shares) for the 12 months ended June 30, 2006, compared to the 6.12% return of the Russell 1000 Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Stock selection in most sectors added to returns, most notably in capital markets, auto and transportation and real estate investment trusts (REITs).

In capital markets, Chicago Mercantile (CME), the futures financial exchange, contributed to performance. The company experienced strong trading volume in the increasingly popular futures market.

Cognizant Technology, an information technology (IT) services provider, also contributed to performance as shares rallied in the period. The company’s business model allowed for above-market growth relative to its peers. Cognizant continued to deliver strong earnings as demand for IT services remained strong globally.

Expeditors International, the air freight company, added value to the Fund. The company experienced strong revenue growth in the latter half of the period due to significant new business internationally.

Our overweight in Toll Brothers, the home builder, was the largest detractor from performance. The company’s shares suffered as the housing sector was affected by rising interest rates, inventory concerns and margin compression.

Our overweight in the semiconductor Broadcom also detracted from performance. Concern over product inventory as well as an ongoing SEC investigation into Broadcom’s stock-option granting practices, hampered the stock.

Alcon, the international pharmaceutical company, also detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Portfolio invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. Typically, the Portfolio invests in companies with a history of above-average growth or companies expected to enter periods of above-average growth. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-sales and price-to-cash flows as compared to their peers and their expected and historic growth rates. Stocks are sold based upon price considerations or when deteriorating fundamentals are expected to be long-term in nature. To help ensure that stock selection is the principal source of the potential excess return in the Portfolio, we typically maintain sector weightings within ±5% relative to the Russell 1000 Growth Index. We attempt to stay fully invested at all times, with frictional cash limited to no more than 5% of Portfolio value.

The Fund continues to focus on a bottom-up stock selection. Top overweights continue to be Google, Chicago Mercantile and Crown Castle. The largest underweights include Cisco Systems, Wal-Mart and IBM. The Fund’s average market capitalization is lower than the benchmark with a forward price/earnings (P/E) ratio similar to that of the benchmark but with a slightly higher growth rate.

PORTFOLIO COMPOSITION**

Information Technology	25.3%
Industrials	18.1
Health Care	15.0
Consumer Discretionary	9.2
Financials	8.8
Consumer Staples	8.5
Energy	6.9
Telecommunication Services	3.9
Materials	3.7
Investments of Cash Collateral for Securities Loaned	1.8
Short-Term Investments	1.3

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Google, Inc., Class A	3.7%
2.	Chicago Mercantile Exchange Holdings, Inc.	3.0
3.	Boeing Co.	2.7
4.	Altria Group, Inc.	2.6
5.	Hewlett-Packard Co.	2.5
6.	Corning, Inc.	2.5
7.	Microsoft Corp.	2.3
8.	QUALCOMM, Inc.	2.3
9.	Crown Castle International Corp.	2.3
10.	CVS Corp.	2.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

10   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	2/22/94
Without Sales Charge		7.09%	(1.79)%	4.85%
With Sales Charge*		1.46	(2.84)	4.28
CLASS B SHARES	1/14/94
Without CDSC		6.55	(2.46)	4.24
With CDSC**		1.55	(2.91)	4.24
CLASS C SHARES	11/4/97
Without CDSC		6.53	(2.46)	4.13
With CDSC***		5.53	(2.46)	4.13
SELECT CLASS SHARES	2/28/92	7.41	(1.54)	5.13
ULTRA SHARES	2/22/05	7.61	(1.48)	5.16

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior Class C performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell 1000 Growth Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   11

JPMorgan Large Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 1, 1991
Fiscal Year End	June 30
Net Assets as of 6/30/06 (In Thousands)	$985,647
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Value Fund, which seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities, returned 9.16% (Select Class Shares) for the 12 months ended June 30, 2006, compared with the 12.10% return of Russell 1000 Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark due to stock selection. Our overweight position in Freddie Mac, the home mortgage lender, was the top detractor from performance for the period. The stock declined after reporting a fall in annualized earnings for the first quarter of 2006 as a result of litigation charges, accounting changes and the impact of Hurricane Katrina. Tyco International, a beleaguered name whose stock has remained attractively valued, suffered further setbacks early in 2006 and caused a drag on performance. The company announced that it would split into three units (carving out healthcare and electronics as separate entities), while also lowering 2006 earnings guidance.

On the positive side, Lazard Ltd., the global investment bank, was the top contributor to performance during the period as the company beat the Street’s estimates for its fourth quarter 2005 earnings. The company’s upside surprise was largely driven by a tremendous increase in merger-and-acquisition revenues as well as an increase in its asset management business. Lastly, an overweight in U.S. Steel contributed to the Fund’s performance as rising steel prices continued to drive the stock price and earnings for the steel titan. The company reported great earnings in April, which included stronger-than-expected operational results as the company continued to benefit from a recovering steel market.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is structured to focus on stock selection as the major source of portfolio alpha. Our largest sector overweight was in autos and transportation, with a positive view on railroads. Railroads have benefited from being a low-cost alternative shipping method to trucking, which has become increasingly expensive as oil prices rise. We currently have an underweight in the finance sector relative to the Russell 1000 Value Index as we maintain a negative view on regional banks due to a flattening yield curve and worrying consumer credit levels. We also maintain an underweight in real estate investment trusts (REITs). REITs have had a great run but we now view their valuations as unattractive as interest rates continue to rise and returns begin to subside.

PORTFOLIO COMPOSITION**

Financials	32.4%
Energy	14.2
Industrials	9.2
Health Care	7.9
Consumer Discretionary	7.7
Consumer Staples	6.4
Utilities	6.2
Materials	5.6
Telecommunication Services	4.9
Information Technology	4.5
Investments of Cash Collateral for Securities Loaned	3.2
Short-Term Investments	1.1

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Exxon Mobil Corp.	6.1%
2.	Citigroup, Inc.	5.9
3.	General Electric Co.	3.8
4.	Bank of America Corp.	3.6
5.	Verizon Communications, Inc.	3.1
6.	Procter & Gamble Co.	2.7
7.	Freddie Mac	2.7
8.	Chevron Corp.	2.4
9.	Altria Group, Inc.	2.4
10.	ConocoPhillips	2.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

12   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	2/18/92
Without Sales Charge		8.93%	2.11%	7.28%
With Sales Charge*		3.20	1.02	6.71
CLASS B SHARES	1/14/94
Without CDSC		8.31	1.42	6.63
With CDSC**		3.31	1.04	6.63
CLASS C SHARES	3/22/99
Without CDSC		8.30	1.42	6.50
With CDSC***		7.30	1.42	6.50
R CLASS SHARES	5/15/06	9.17	2.38	7.53
SELECT CLASS SHARES	3/1/91	9.16	2.38	7.53
ULTRA SHARES	2/22/05	9.43	2.44	7.56

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Historical performance shown for Class C, R Class and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior Class C performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell 1000 Value Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   13

JPMorgan U.S. Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	September 17, 1993
Fiscal Year End	June 30
Net Assets as of 6/30/06 (In Thousands)	$1,451,345
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Equity Fund, which seeks to provide high total return from a portfolio of selected equity securities, returned 3.31% (Institutional Class Shares) during the six months ended June 30, 2006, the Fund’s new fiscal year end.* This compared with its benchmark, the S&P 500 Index, which returned 2.71% over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark due to stock selection in the financials and information technology sectors. At the security level, our overweight position in Renaissance Re, the reinsurance company, positively contributed to the Fund. In the first quarter, the company reported one of the strongest quarters in its history, benefiting from low catastrophe losses, positive reserve development (releases), and strong investment income growth. We continue to believe that Renaissance Re is one of the best-run companies in the insurance sector and at this time are maintaining our overweight position in the name. Another top contributor was Oracle, the enterprise software company. During the period, the stock rallied on the announcement of quarterly earnings that surpassed expectations, driven largely by its successful integration of such recent acquisitions as Siebel and PeopleSoft. The company saw strong growth in both its database and application segments. Oracle was also able to gain market share against competitors SAP and Microsoft, largely due to its ability to cross-sell products and continued customer patronage from acquired businesses.

On the negative side, stock selection in the media sector hampered performance. Specifically, Viacom, a diversified global media company, was one of the largest detractors during the period. The company’s stock price dropped after reporting a 9% decline in first-quarter profit primarily due to costs associated with its acquisition of DreamWorks. Investors were also concerned about the health of the cable advertising market, particularly overseas. Although we trimmed our position in Viacom, we continue to own the stock as it is attractively valued and has wide exposure to new forms of digital distribution in traditional media. Our overweight in media conglomerate Gannett, was also among the top detractors. The company continues to be plagued by a market that is overly pessimistic about the growth prospects for traditional media, most notably newspaper advertising. High newsprint costs, in the short term, have further hurt Gannett’s bottom line. We continue to own the stock as Gannett’s near-term fundamentals remain strong.

Q:	HOW WAS THE FUND MANAGED?

A:	The JPMorgan U.S. Equity Fund applies active stock selection with a systematic valuation process and invests in a diversified portfolio of U.S. large-cap equities. To help ensure that stock selection is the principal source of potential excess return, we allow only modest deviations in sector weightings relative to the S&P 500 Index, normally ranging from ±4%. We also stay fully invested at all times, with frictional cash limited to no more than 5% of Portfolio value. Overall, the Portfolio has a higher growth rate than the index and a lower 12-month forward price/earnings (P/E) ratio. While the strategy is largely sector neutral, we are currently overweight in auto and transportation and underweight in consumer cyclical. We have begun to reduce the number of holdings in the Portfolio to concentrate our bets in high-conviction names.

PORTFOLIO COMPOSITION**

Financials	20.5%
Information Technology	15.1
Health Care	11.2
Industrials	11.2
Consumer Discretionary	10.6
Energy	10.3
Consumer Staples	9.5
Materials	3.5
Telecommunication Services	3.3
Utilities	3.2
Investments of Cash Collateral for Securities Loaned	8.4
Short-Term Investments	1.1

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	General Electric Co.	4.4%
2.	Citigroup, Inc.	3.5
3.	Norfolk Southern Corp.	2.7
4.	Exxon Mobil Corp.	2.7
5.	Bank of America Corp.	2.4
6.	Schlumberger Ltd. (Netherlands)	2.3
7.	Altria Group, Inc.	2.3
8.	Praxair, Inc.	2.2
9.	Staples, Inc.	2.2
10.	Johnson Controls, Inc.	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

14   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	9/10/01
Without Sales Charge		7.61%	1.56%	6.78%
With Sales Charge*		2.00	0.47	6.20
CLASS B SHARES	9/10/01
Without CDSC		7.01	0.92	6.44
With CDSC**		2.01	0.53	6.44
CLASS C SHARES	9/10/01
Without CDSC		7.04	0.93	6.44
With CDSC***		6.04	0.93	6.44
R CLASS SHARES	5/15/06	8.08	2.00	7.14
SELECT CLASS SHARES	9/10/01	7.80	1.82	6.94
INSTITUTIONAL CLASS SHARES	9/17/93	8.07	2.00	7.13

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/17/93 and prior to 9/7/01 operated in a master feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the U.S. Equity Portfolio, whose historical expenses are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on 9/10/01 and for the Class A, Class B and Class C Shares from 1/1/95 to 9/15/00 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Shares and lower than the expenses of the Class A, Class B and Class C Shares (during this period, therefore, the performance of these shares would have been lower because they have higher expenses). The returns for the Class A, Class B and Class C Shares from 9/15/00 to 9/7/01 reflect the performance of the advisor feeder, whose historical expenses are substantially similar to those of the Class A Shares and lower than those of the Class B and Class C Shares. The returns for R Class Shares before they were launched on 5/15/06 reflect the performance of the Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 1996 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P 500 Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   15

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2005
Fiscal Year End	June 30
Net Assets as of 6/30/06 (In Thousands)	$69,241
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Large Cap Core Plus Fund, which seeks to provide a high total return from a portfolio of selected equity securities, returned 10.30% (Select Class Shares) for the period since inception on November 1, 2005.* The Fund outperformed its benchmark, the S&P 500 Index, which returned 6.63% over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund captures stock mispricings through either a long or short position in a risk-aware manner. The strategy had success with its long position in Norfolk Southern Corporation, the shipping and transportation giant, which benefited from a high demand for coal and a strong pricing environment. In basic materials, we had a selective short position in Louisiana-Pacific Corporation, a building materials supplier, which benefited returns as the company recently reported a substantial decrease in earnings from a year prior, causing a sell-off in early May. The company was challenged by increased raw material costs and oil pricing volatility. In energy, we maintained our long position in Occidental Petroleum Corporation, another contributor to performance. The energy company benefited from a strong commodity price environment as well as rising oil and gas production volumes. The company was also very efficient at deploying capital and had a high return on investment.

Offsetting performance was insurance company Aetna. Despite beating consensus estimates, Aetna’s shares lost over 20% in a single day late in the period after the company announced that its medical loss ratio (MLR) rose 150 basis points year-over-year. Our long position in media giant Viacom detracted from performance. Investors were concerned about the health of the cable advertising market in a tough global environment. Our overweight in Juniper Networks, the network technology company, also detracted. The company’s series of earnings and revenue outlooks disappointed the Street and allegations of backdating options hampered the stock.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to take advantage of mispriced stocks that appeared attractive relative to fair value for the long positions, offset by short positions on stocks that are overvalued on their own or relative to similar stocks in the same sector. The Fund is managed to be close to 100% invested in the stock market at all times. The average long-to-short exposure over the period was 120% to 20%.

We believe that the Fund should be positioned to outperform as companies with strong fundamentals and cash flows do best in an environment where the economy and corporate profits begin to slow. Our weightings are light in consumer areas, including homebuilders, mortgage lenders, and retail.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

LONG POSITIONS PORTFOLIO COMPOSITION**

Financials	26.4%
Information Technology	17.9
Industrials	14.0
Consumer Discretionary	14.0
Energy	13.1
Health Care	12.0
Consumer Staples	10.7
Materials	3.9
Telecommunication Services	3.5
Utilities	3.4
Short-Term Investments	0.4

TOP TEN LONG POSITIONS OF THE PORTFOLIO**

1.	General Electric Co.	4.7%
2.	Citigroup, Inc.	4.4
3.	Norfolk Southern Corp.	3.4
4.	Schlumberger Ltd. (Netherlands)	3.0
5.	Staples, Inc.	2.9
6.	Exxon Mobil Corp.	2.8
7.	Bank of America Corp.	2.6
8.	Praxair, Inc.	2.5
9.	Altria Group, Inc.	2.4
10.	Wells Fargo & Co.	2.4

SHORT POSITIONS PORTFOLIO COMPOSITION**

Financials	5.5%
Consumer Discretionary	3.0
Consumer Staples	2.6
Industrials	2.3
Information Technology	2.3
Materials	2.2
Energy	1.8
Health Care	0.7

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**

1.	Heartland Express, Inc.	1.0%
2.	Louisiana-Pacific Corp.	0.9
3.	Kroger Co. (The)	0.8
4.	Rockwell Collins, Inc.	0.8
5.	Whole Foods Market, Inc.	0.8
6.	Nabors Industries Ltd. (Bermuda)	0.7
7.	KB Home	0.7
8.	Pioneer Natural Resources Co.	0.6
9.	Equity Office Properties Trust REIT	0.6
10.	Microchip Technology, Inc.	0.6

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   17

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	Since Inception
U.S. LARGE CAP CORE PLUS FUND
CLASS A SHARES	11/1/05
Without Sales Charge		10.13%
With Sales Charge*		4.35
CLASS C SHARES	11/1/05
Without CDSC		9.77
With CDSC**		8.77
R CLASS SHARES	5/15/06	10.30
SELECT CLASS SHARES	11/1/05	10.30

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown.

The Fund commenced operations on November 1, 2005. Historical performance shown for R Class Shares before they were launched on 5/15/06 reflect the performance of the Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index.

The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not include fees and expenses attributable to the Fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that shareholders would pay on Fund distributions or redemptions of Fund shares.

18   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.1%
		Common Stocks — 94.1%
		Aerospace & Defense — 2.4%
12		Boeing Co.	950
17		Goodrich Corp.	669
10		Lockheed Martin Corp.	724
64		Northrop Grumman Corp.	4,074
46		Raytheon Co.	2,028
104		United Technologies Corp.	6,596
			15,041
		Air Freight & Logistics — 0.2%
9		FedEx Corp.	1,075
		Auto Components — 0.7%
52		Johnson Controls, Inc.	4,259
		Beverages — 1.8%
197		Coca-Cola Co. (The)	8,475
131		Coca-Cola Enterprises, Inc.	2,658
4		PepsiCo, Inc.	234
			11,367
		Biotechnology — 1.3%
111		Amgen, Inc. (a)	7,254
5		MedImmune, Inc. (a)	127
25		OSI Pharmaceuticals, Inc. (a) (c)	824
			8,205
		Capital Markets — 3.3%
24		Bank of New York Co., Inc. (The)	786
1		E*Trade Financial Corp. (a)	20
9		Franklin Resources, Inc.	773
36		Goldman Sachs Group, Inc.	5,400
3		Mellon Financial Corp.	114
19		Merrill Lynch & Co., Inc.	1,329
141		Morgan Stanley	8,900
59		State Street Corp.	3,398
2		T. Rowe Price Group, Inc.	83
			20,803
		Chemicals — 1.7%
31		Air Products & Chemicals, Inc.	1,950
86		Dow Chemical Co. (The)	3,360
66		Praxair, Inc.	3,564
35		Rohm & Haas Co.	1,729
			10,603
		Commercial Banks — 3.7%
29		BB&T Corp.	1,185
40		Comerica, Inc.	2,085
59		Marshall & Ilsley Corp.	2,676
—	(h)	SunTrust Banks, Inc.	23
67		TCF Financial Corp.	1,775
207		U.S. Bancorp	6,404
131		Wells Fargo & Co.	8,814
5		Zions Bancorporation	351
			23,313
		Communications Equipment — 4.1%
374		Cisco Systems, Inc. (a)	7,304
266		Corning, Inc. (a)	6,423
60		Juniper Networks, Inc. (a)	959
181		Motorola, Inc.	3,655
164		QUALCOMM, Inc.	6,568
65		Tellabs, Inc. (a)	865
			25,774
		Computers & Peripherals — 3.0%
14		Apple Computer, Inc. (a)	800
98		EMC Corp. (a)	1,079
171		Hewlett-Packard Co.	5,401
118		International Business Machines Corp.	9,088
20		NCR Corp. (a)	744
429		Sun Microsystems, Inc. (a)	1,779
			18,891
		Consumer Finance — 1.0%
97		American Express Co.	5,162
10		Capital One Financial Corp.	889
			6,051
		Containers & Packaging — 0.1%
76		Smurfit-Stone Container Corp. (a)	836
		Diversified Financial Services — 5.4%
280		Bank of America Corp.	13,473
47		CIT Group, Inc.	2,457
377		Citigroup, Inc.	18,206
			34,136
		Diversified Telecommunication Services — 2.7%
281		AT&T, Inc. (m)	7,837
280		Verizon Communications, Inc.	9,364
			17,201
		Electric Utilities — 2.6%
9		American Electric Power Co., Inc.	312
3		Dominion Resources, Inc.	232
88		Duke Energy Corp.	2,576
100		Edison International	3,888
4		FPL Group, Inc.	161

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   19

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Electric Utilities — Continued
99		Northeast Utilities (c)	2,036
22		Pinnacle West Capital Corp.	858
47		PPL Corp.	1,502
126		Sierra Pacific Resources (a)	1,769
161		Xcel Energy, Inc. (c)	3,094
			16,428
		Energy Equipment & Services — 2.0%
6		Baker Hughes, Inc.	475
15		BJ Services Co.(c)	562
52		Halliburton Co.	3,829
79		Schlumberger Ltd. (Neth. Antilles)	5,131
50		Weatherford International Ltd. (Bermuda) (a) (c)	2,461
			12,458
		Food & Staples Retailing — 1.3%
32		CVS Corp.	982
98		Safeway, Inc.	2,548
68		Sysco Corp.	2,066
58		Wal-Mart Stores, Inc.	2,804
			8,400
		Food Products — 0.5%
13		Kellogg Co.	639
86		Kraft Foods, Inc. (c)	2,645
			3,284
		Health Care Equipment & Supplies — 1.2%
103		Baxter International, Inc.	3,768
42		Boston Scientific Corp. (a)	711
38		Medtronic, Inc.	1,769
4		St. Jude Medical, Inc. (a)	133
15		Zimmer Holdings, Inc. (a)	862
			7,243
		Health Care Providers & Services — 3.0%
95		Aetna, Inc.	3,789
5		HCA, Inc.	207
37		McKesson Corp.	1,754
36		Medco Health Solutions, Inc. (a)	2,068
70		UnitedHealth Group, Inc.	3,144
105		WellPoint, Inc. (a)	7,663
			18,625
		Hotels, Restaurants & Leisure — 1.2%
64		Carnival Corp.	2,684
23		Hilton Hotels Corp.	662
2		Marriott International, Inc., Class A	84
8		McDonald’s Corp.	282
49		Starwood Hotels & Resorts Worldwide, Inc.	2,975
17		Yum! Brands, Inc.	869
			7,556
		Household Durables — 0.6%
25		Centex Corp.	1,263
1		D.R. Horton, Inc.	21
2		Fortune Brands, Inc.	107
14		Lennar Corp., Class A	603
—	(h)	Mohawk Industries, Inc. (a)	21
74		Toll Brothers, Inc. (a)	1,890
			3,905
		Household Products — 2.1%
36		Kimberly-Clark Corp.	2,209
192		Procter & Gamble Co.	10,675
			12,884
		Independent Power Producers & Energy Traders — 0.4%
14		Dynegy, Inc., Class A (a)	74
38		TXU Corp.	2,248
			2,322
		Industrial Conglomerates — 4.5%
703		General Electric Co.	23,174
2		Textron, Inc.	185
178		Tyco International Ltd. (Bermuda)	4,892
			28,251
		Insurance — 4.5%
15		Aflac, Inc. (m)	681
24		Allstate Corp. (The)	1,330
56		AMBAC Financial Group, Inc.	4,501
35		American International Group, Inc.	2,055
28		Assurant, Inc.	1,375
117		Genworth Financial, Inc.	4,090
75		Hartford Financial Services Group, Inc.	6,353
16		Lincoln National Corp.	926
52		MBIA, Inc. (c)	3,062
15		Metlife, Inc.	753
26		Protective Life Corp.	1,217
62		W.R. Berkley Corp.	2,102
			28,445

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Internet Software & Services — 1.1%
144		eBay, Inc. (a)	4,212
6		Google, Inc., Class A (a)	2,516
			6,728
		IT Services — 0.0% (g)
2		Affiliated Computer Services, Inc., Class A (a) (c)	83
		Machinery — 1.7%
8		AGCO Corp. (a) (c) (m)	205
29		Danaher Corp. (c)	1,865
20		Deere & Co.	1,695
34		Eaton Corp.	2,556
20		Illinois Tool Works, Inc.	960
60		Ingersoll-Rand Co., Ltd., Class A (Bermuda)	2,554
19		SPX Corp. (c)	1,069
			10,904
		Media — 4.0%
126		CBS Corp., Class B	3,416
8		Clear Channel Communications, Inc.	232
74		E.W. Scripps Co., Class A	3,197
3		EchoStar Communications Corp., Class A (a)	105
116		Gannett Co., Inc.	6,494
8		New York Times Co., Class A (c)	194
328		News Corp., Class A	6,295
46		Time Warner, Inc.	794
130		Viacom Inc., Class B (a)	4,648
			25,375
		Metals & Mining — 1.0%
93		Alcoa, Inc.	3,022
46		United States Steel Corp.	3,240
			6,262
		Multi-Utilities — 0.5%
95		CMS Energy Corp. (a) (c)	1,234
25		Consolidated Edison, Inc. (c)	1,111
18		SCANA Corp.	706
9		Wisconsin Energy Corp. (c)	363
			3,414
		Multiline Retail — 1.9%
—	(h)	Family Dollar Stores, Inc.	7
63		J.C. Penney Co., Inc.	4,226
62		Kohl’s Corp. (a)	3,648
87		Target Corp.	4,242
			12,123
		Oil, Gas & Consumable Fuels — 7.3%
125		Chevron Corp.	7,726
110		ConocoPhillips	7,234
16		Devon Energy Corp.	973
39		EOG Resources, Inc.	2,725
313		Exxon Mobil Corp.	19,203
7		Kerr-McGee Corp.	499
32		Occidental Petroleum Corp.	3,323
43		Valero Energy Corp.	2,887
26		XTO Energy, Inc.	1,164
			45,734
		Paper & Forest Products — 0.1%
8		International Paper Co.	252
—	(h)	Weyerhaeuser Co.	25
			277
		Pharmaceuticals — 6.5%
134		Abbott Laboratories	5,853
4		Barr Pharmaceuticals, Inc. (a)	167
42		Eli Lilly & Co.	2,332
85		Johnson & Johnson	5,081
187		Merck & Co., Inc.	6,823
283		Pfizer, Inc.	6,651
239		Schering-Plough Corp.	4,552
46		Sepracor, Inc. (a) (c)	2,646
15		Watson Pharmaceuticals, Inc. (a) (c)	342
145		Wyeth	6,444
			40,891
		Real Estate Investment Trusts (REITs) — 0.9%
22		Apartment Investment & Management Co. REIT	939
39		Crescent Real Estate Equities Co. REIT	730
24		Hospitality Properties Trust REIT (c)	1,045
109		Host Hotels & Resorts, Inc. REIT	2,377
5		Mills Corp. (The) REIT (c)	120
5		Prologis REIT	282
5		Simon Property Group, Inc. REIT	431
			5,924
		Road & Rail — 2.0%
82		CSX Corp.	5,790
132		Norfolk Southern Corp.	7,020
			12,810
		Semiconductors & Semiconductor Equipment — 2.1%
111		Altera Corp. (a)	1,955
74		Broadcom Corp., Class A (a)	2,209
81		Intel Corp.	1,539

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — Continued
12	Intersil Corp., Class A	267
6	KLA-Tencor Corp.	254
54	Linear Technology Corp.	1,815
28	Maxim Integrated Products, Inc.	905
85	Texas Instruments, Inc.	2,584
73	Xilinx, Inc.	1,656
		13,184
	Software — 3.0%
524	Microsoft Corp.	12,214
439	Oracle Corp. (a)	6,362
		18,576
	Specialty Retail — 1.9%
28	Abercrombie & Fitch Co.	1,569
31	Best Buy Co., Inc.	1,711
20	Foot Locker, Inc.	492
51	Home Depot, Inc.	1,822
53	Lowe’s Cos., Inc.	3,185
2	Ross Stores, Inc.	48
138	Staples, Inc.	3,363
		12,190
	Textiles, Apparel & Luxury Goods — 0.5%
77	Coach, Inc. (a)	2,311
11	Nike, Inc., Class B	875
		3,186
	Thrifts & Mortgage Finance — 1.6%
77	Countrywide Financial Corp.	2,941
5	Fannie Mae	250
90	Freddie Mac	5,137
54	New York Community Bancorp, Inc.	886
14	Washington Mutual, Inc.	656
		9,870
	Tobacco — 2.2%
191	Altria Group, Inc.	13,996
	Wireless Telecommunication Services — 0.5%
142	Sprint Nextel Corp.	2,833
	Total Common Stocks (Cost $475,363)	591,716
Short-Term Investments — 2.0%
	Investment Company — 1.9%
12,353	JPMorgan Prime Money Market Fund (b) (m) (Cost $12,353)	12,353

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligations — 0.1%
550	U.S. Treasury Notes 3.63%, 06/30/07 (k) (m) (n) (Cost $541)	541
	Total Short-Term Investments (Cost $12,894)	12,894
Investments of Cash Collateral for Securities Loaned — 3.8%
	Certificates of Deposit — 0.5%
1,750	Deutsche Bank New York, FRN, 5.41%, 01/22/08	1,750
1,400	Royal Bank of Canada, New York, FRN, 5.30%, 11/13/06	1,400
		3,150
	Corporate Notes — 2.1%
1,000	Alliance and Leicester plc,	1,000
	FRN, 5.13%, 07/31/07
1,700	American Express Credit Corp.,	1,700
	FRN, 5.17%, 06/12/07
1,000	Bank of America,	1,000
	FRN, 5.31%, 11/07/06
1,000	Banque Federative Du Credit Mutuel,	1,000
	FRN, 5.30%, 07/13/07
200	Beta Finance, Inc.,	200
	FRN, 5.37%, 01/15/08
1,500	CDC Financial Products Inc.,	1,500
	FRN, 5.41%, 07/31/06
2,000	Citigroup Global Markets Holding, Inc.,	2,000
	FRN, 5.38%, 07/07/06
1,000	Liberty Lighthouse U.S. Capital,	1,000
	FRN, 5.34%, 10/24/06
1,000	Links Finance LLC,	1,000
	FRN, 5.36%, 10/06/06
1,000	Macquarie Bank Ltd.,	1,000
	FRN, 5.30%, 07/31/07
1,600	Sigma Finance, Inc.,	1,600
	FRN, 5.37%, 10/24/07
		13,000
	Repurchase Agreements — 1.2%
1,729	Bank of America Securities LLC, 5.32%, dated 6/30/06, due 07/03/06, repurchase price $1,730, collateralized by U.S. Government Agency Mortgages.	1,729
2,000	Lehman Brothers Inc., 5.32%, dated 6/30/06, due 07/03/06, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages.	2,000

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — Continued
	Repurchase Agreements — Continued
2,000	Morgan Stanley & Co., Inc., 5.33%, dated 6/30/06, due 07/03/06, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages.	2,000
2,000	UBS Securities LLC, 5.32%, dated 6/30/06, due 07/03/06, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages.	2,000
		7,729
	Total Investments of Cash Collateral for Securities Loaned (Cost $23,879)	23,879
	Total Investments — 99.9% (Cost $512,136)	$628,489
	Other Assets in Excess of Liabilities — 0.1%	398
	NET ASSETS — 100.0%	$628,887

Percentages indicated are based on net assets.

FUTURES CONTRACTS

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	Description	Expiration Date	Notional Value At 06/30/06 (USD)	Unrealized Appreciation (USD)
	Long Futures Outstanding
38	S & P 500 Index	September, 2006	$12,154	$75

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 103.5%
		Common Stocks — 60.9%
		Aerospace & Defense — 1.6%
—	(h)	AAR Corp. (a) (c) (m)	9
6		Armor Holdings, Inc. (a) (m)	301
1		Aviall, Inc. (a) (m)	43
1		BE Aerospace, Inc. (a) (m)	30
18		Boeing Co. (m)	1,507
1		Ceradyne, Inc. (a) (c) (m)	30
1		Curtiss-Wright Corp.	18
1		DHB Industries, Inc. (a) (c) (f)	—	(h)
2		Esterline Technologies Corp. (a) (c)	79
7		General Dynamics Corp.	484
—	(h)	Goodrich Corp.	8
1		Heico Corp. (c)	23
12		Honeywell International, Inc.	496
—	(h)	K&F Industries Holdings, Inc. (a) (c)	7
17		Lockheed Martin Corp.	1,241
4		Moog, Inc., Class A (a)	144
21		Northrop Grumman Corp.	1,371
1		Orbital Sciences Corp. (a)	10
29		Raytheon Co.	1,288
1		Sypris Solutions, Inc.	7
—	(h)	Triumph Group, Inc. (a)	11
—	(h)	United Industrial Corp. (c)	13
27		United Technologies Corp.	1,705
			8,825
		Air Freight & Logistics — 0.2%
1		FedEx Corp.	164
1		Hub Group, Inc., Class A (a)	29
22		TNT N.V. (Netherlands)	804
			997
		Airlines — 0.1%
1		Alaska Air Group, Inc. (a) (m)	24
17		Continental Airlines, Inc., Class B (a) (c)	509
4		ExpressJet Holdings, Inc. (a)	30
3		Mesa Air Group, Inc. (a)	33
1		Pinnacle Airlines Corp. (a) (c)	6
1		Republic Airways Holdings, Inc. (a)	19
2		Skywest, Inc.	59
			680
		Auto Components — 0.7%
—	(h)	Aftermarket Technology Corp. (a) (m)	5
1		ArvinMeritor, Inc. (c) (m)	24
6		Autoliv, Inc. (Sweden) (m)	311
16		Compagnie Generale des Etablissements Michelin, Class B (France)	969
31		Johnson Controls, Inc.	2,549
—	(h)	Sauer-Danfoss, Inc.	2
3		Tenneco, Inc. (a)	81
38		TI Automotive Ltd., Class A (United Kingdom) (a) (f)	—	(h)
			3,941
		Automobiles — 0.3%
15		Bayerische Motoren Werke AG (Germany)	724
1		Fleetwood Enterprises, Inc. (a) (c)	8
23		Toyota Motor Corp. (Japan)	1,181
			1,913
		Beverages — 0.7%
42		Coca-Cola Co. (The)	1,814
7		Coca-Cola Enterprises, Inc.	151
—	(h)	National Beverage Corp.	3
18		PepsiCo, Inc.	1,081
107		Scottish & Newcastle plc (United Kingdom)	1,004
			4,053
		Biotechnology — 0.9%
1		Alexion Pharmaceuticals, Inc. (a) (c) (m)	47
1		Alkermes, Inc. (a) (m)	27
61		Amgen, Inc. (a) (m)	3,974
1		Amylin Pharmaceuticals, Inc. (a) (c) (m)	49
1		Applera Corp. - Celera Genomics Group (a) (m)	12
1		BioMarin Pharmaceuticals, Inc. (a) (c) (m)	19
1		Cell Genesys, Inc. (a) (c) (m)	6
2		Cubist Pharmaceuticals, Inc. (a) (c)	56
—	(h)	CV Therapeutics, Inc. (a) (c) (m)	6
4		Gilead Sciences, Inc. (a)	260
1		GTx, Inc. (a) (c)	8
1		ICOS Corp. (a)	11
8		ImClone Systems, Inc. (a)	305
2		Incyte Corp. (a) (c)	7
1		Martek Biosciences Corp. (a)	17
2		Medarex, Inc. (a) (c)	16
1		MedImmune, Inc. (a)	33
1		Myogen, Inc. (a)	29
2		Myriad Genetics, Inc. (a) (c)	40
3		OSI Pharmaceuticals, Inc. (a) (c)	92
1		Progenics Pharmaceuticals, Inc. (a)	17
1		Renovis, Inc. (a) (c)	20
1		Seattle Genetics, Inc. (a) (c)	6

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Biotechnology — Continued
1		Theravance, Inc. (a)	18
1		United Therapeutics Corp. (a) (c)	46
1		Vertex Pharmaceuticals, Inc. (a)	33
			5,154
		Building Products — 0.1%
—	(h)	Ameron International Corp. (m)	27
1		ElkCorp (c)	16
—	(h)	Griffon Corp. (a) (c)	8
—	(h)	Insteel Industries, Inc.	5
1		Jacuzzi Brands, Inc. (a) (c)	13
1		NCI Building Systems, Inc. (a) (c)	53
3		Universal Forest Products, Inc.	171
3		USG Corp. (a)	240
			533
		Capital Markets — 1.9%
17		Bank of New York Co., Inc. (The) (m)	557
—	(h)	Calamos Asset Management, Inc., Class A (m)	12
91		Daiwa Securities Group, Inc. (Japan)	1,084
14		E*Trade Financial Corp. (a)	310
5		Franklin Resources, Inc.	469
17		Goldman Sachs Group, Inc.	2,512
3		Knight Capital Group, Inc., Class A (a) (c)	38
1		LaBranche & Co., Inc. (a) (c)	9
16		Lehman Brothers Holdings, Inc.	1,016
8		Man Group plc (United Kingdom)	385
1		Mellon Financial Corp.	41
1		Merrill Lynch & Co., Inc.	84
32		Morgan Stanley	2,005
—	(h)	optionsXpress Holdings, Inc.	9
—	(h)	Piper Jaffray Cos. (a)	12
9		Raymond James Financial, Inc.	266
5		State Street Corp.	273
3		Technology Investment Capital Corp. (c)	42
1		TradeStation Group, Inc. (a) (c)	8
12		UBS AG (Switzerland) (Registered)	1,307
1		Waddell & Reed Financial, Inc.	14
			10,453
		Chemicals — 1.3%
2		Air Products & Chemicals, Inc. (m)	147
15		Arkema (France) (a)	578
32		Bayer AG (Germany)	1,479
5		Dow Chemical Co. (The)	187
—	(h)	FMC Corp.	26
1		Georgia Gulf Corp.	18
1		H.B. Fuller Co.	39
3		Hercules, Inc. (a)	40
—	(h)	Kronos Worldwide, Inc.	3
40		Lanxess AG (Germany) (a)	1,567
2		Monsanto Co.	202
1		NewMarket Corp.	30
—	(h)	Pioneer Cos., Inc. (a)	8
3		PolyOne Corp. (a)	28
49		Praxair, Inc. (c)	2,621
2		Rohm & Haas Co.	120
1		Schulman (A.), Inc.	12
1		Spartech Corp.	32
3		W.R. Grace & Co. (a) (c)	30
1		Wellman, Inc. (c)	2
			7,169
		Commercial Banks — 3.9%
50		77 Bank Ltd. (The) (Japan)	347
26		Allied Irish Banks plc (Ireland)	618
1		Amcore Financial, Inc. (m)	23
1		Ameris Bancorp (m)	13
—	(h)	Associated Banc-Corp. (m)	4
—	(h)	BancFirst Corp. (m)	9
33		Banche Popolari Unite Scpa (Italy)	849
1		Bank of the Ozarks, Inc. (c) (m)	43
134		Barclays plc (United Kingdom)	1,521
2		BB&T Corp. (m)	100
16		BNP Paribas (France)	1,529
—	(h)	Capital Corp. of the West (m)	6
—	(h)	Capitol Bancorp Ltd. (m)	16
—	(h)	Cardinal Financial Corp. (c) (m)	4
1		Center Financial Corp. (c) (m)	14
1		Central Pacific Financial Corp. (c) (m)	35
—	(h)	Chemical Financial Corp. (c) (m)	10
1		City Holding Co.	18
1		Columbia Banking System, Inc.	30
3		Comerica, Inc.	156
1		Community Bank System, Inc. (c)	26
—	(h)	Community Trust Bancorp, Inc.	15
—	(h)	Enterprise Financial Services Corp.	3
1		EuroBancshares, Inc. (a) (c)	8
2		First Bancorp (c)	22
1		First Republic Bank	25
1		First State Bancorp, Inc.	34

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Commercial Banks — Continued
—	(h)	FNB Corp.	7
—	(h)	Glacier Bancorp, Inc. (c)	12
1		Greater Bay Bancorp	23
4		Hanmi Financial Corp.	74
—	(h)	Heritage Commerce Corp.	7
2		Iberiabank Corp.	94
1		Independent Bank Corp.	33
1		International Bancshares Corp.	17
—	(h)	Intervest Bancshares Corp. (a)	4
1		Irwin Financial Corp. (c)	14
8		Keycorp	275
6		Kookmin Bank ADR (South Korea)	519
—	(h)	Lakeland Financial Corp.	7
—	(h)	Macatawa Bank Corp. (c)	4
11		Marshall & Ilsley Corp.	517
—	(h)	MB Financial, Inc. (c)	11
1		Mercantile Bank Corp. (c)	22
—	(h)	Mitsubishi Tokyo UFJ Financial Group, Inc. (Japan)	771
1		Nara Bancorp, Inc. (c)	26
7		North Fork Bancorp, Inc.	214
1		Oriental Financial Group (c)	14
1		Pacific Capital Bancorp	22
—	(h)	Peoples Bancorp, Inc.	9
17		PNC Financial Services Group, Inc.	1,186
—	(h)	Premierwest Bancorp (c)	2
2		PrivateBancorp, Inc. (c)	66
3		R&G Financial Corp., Class B	27
1		Republic Bancorp, Inc. (c)	18
—	(h)	Republic Bancorp, Inc., Class A (c)	4
59		Royal Bank of Scotland Group plc (United Kingdom)	1,949
—	(h)	Santander Bancorp (c)	3
—	(h)	Sierra Bancorp (c)	3
—	(h)	Simmons First National Corp., Class A	9
—	(h)	Southwest Bancorp, Inc.	8
3		Sterling Bancshares, Inc.	58
1		Sterling Financial Corp.	35
—	(h)	Sumitomo Mitsui Financial Group, Inc. (Japan)	1,366
3		Summit Bancshares, Inc. (c)	57
—	(h)	Sun Bancorp, Inc. (a) (c)	4
—	(h)	SunTrust Banks, Inc.	8
—	(h)	Taylor Capital Group, Inc.	12
5		TCF Financial Corp. (c)	122
—	(h)	TriCo Bancshares (c)	8
61		U.S. Bancorp	1,874
1		Umpqua Holdings Corp.	14
10		Unibanco Uniao de Bancos Brasileiros S.A., ADR (Brazil)	646
217		UniCredito Italiano S.p.A. (Italy)	1,698
—	(h)	Virginia Commerce Bancorp (a) (c)	2
26		Wachovia Corp.	1,422
41		Wells Fargo & Co.	2,757
1		West Coast Bancorp (c)	35
1		Westamerica Bancorp	64
1		Wilshire Bancorp, Inc.	23
—	(h)	Zions Bancorp	23
			21,677
		Commercial Services & Supplies — 0.4%
1		American Ecology Corp. (c) (m)	13
2		Angelica Corp. (c) (m)	30
—	(h)	Banta Corp. (m)	14
—	(h)	Clean Harbors, Inc. (a)	4
—	(h)	Coinstar, Inc. (a)	7
1		Consolidated Graphics, Inc. (a)	52
—	(h)	CRA International, Inc. (a) (c) (m)	5
1		Deluxe Corp.	19
1		First Consulting Group, Inc. (a)	6
1		Geo Group, Inc. (The) (a)	28
1		Heidrick & Struggles International, Inc. (a)	31
2		Herman Miller, Inc.	44
1		Hudson Highland Group, Inc. (a) (c)	7
7		IKON Office Solutions, Inc.	83
2		John H. Harland Co.	87
3		Kforce, Inc. (a)	48
—	(h)	Korn/Ferry International (a) (c)	8
2		Labor Ready, Inc. (a)	45
1		Navigant Consulting, Inc. (a) (c)	29
8		R.R. Donnelley & Sons Co.	268
1		Sirva, Inc. (a)	9
1		SOURCECORP, Inc. (a)	17
1		Spherion Corp. (a)	9
3		TeleTech Holdings, Inc. (a)	38
—	(h)	Tetra Tech, Inc. (a)	7
1		United Stationers, Inc. (a)	30
5		USG People N.V. (Netherlands)	369
—	(h)	Volt Information Sciences, Inc. (a)	19

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Commercial Services & Supplies — Continued
—	(h)	Waste Connections, Inc. (a) (c)	11
21		Waste Management, Inc.	739
			2,076
		Communications Equipment — 2.1%
4		3Com Corp. (a) (c)	18
75		Alcatel S.A. (France) (a)	940
3		Arris Group, Inc. (a) (m)	33
1		Avocent Corp. (a) (m)	26
—	(h)	Bel Fuse, Inc., Class B (m)	10
1		Black Box Corp. (m)	27
1		C-COR, Inc. (a) (c) (m)	5
1		Ciena Corp. (a) (c) (m)	7
97		Cisco Systems, Inc. (a) (m)	1,902
1		CommScope, Inc. (a) (c)	38
—	(h)	Comtech Telecommunications Corp. (a) (c)	12
88		Corning, Inc. (a)	2,134
—	(h)	Digi International, Inc. (a)	3
—	(h)	Ditech Networks, Inc. (a)	3
2		Extreme Networks, Inc. (a)	8
3		Finisar Corp. (a) (c)	10
1		Foundry Networks, Inc. (a)	14
1		Glenayre Technologies, Inc. (a)	3
1		Harmonic, Inc. (a) (c)	4
7		Harris Corp.	307
4		Inter-Tel, Inc.	78
1		Interdigital Communications Corp. (a) (c)	38
21		Juniper Networks, Inc. (a)	336
—	(h)	Mastec, Inc. (a)	5
106		Motorola, Inc.	2,136
2		MRV Communications, Inc. (a) (c)	6
1		Netgear, Inc. (a) (c)	17
63		Nokia OYJ (Finland)	1,273
18		Nokia OYJ ADR (Finland)	359
1		Packeteer, Inc. (a)	15
2		Plantronics, Inc. (c)	38
1		Polycom, Inc. (a)	13
2		Powerwave Technologies, Inc. (a)	15
45		QUALCOMM, Inc.	1,811
—	(h)	Radyne Corp. (a)	3
1		Redback Networks, Inc. (a)	11
—	(h)	SafeNet, Inc. (a) (c)	5
1		Sonus Networks, Inc. (a) (c)	3
1		Spirent plc (United Kingdom) (a)	—	(h)
2		Symmetricom, Inc. (a) (c)	14
1		Tekelec (a) (c)	12
5		Tellabs, Inc. (a)	63
1		Utstarcom, Inc. (a) (c)	11
1		Westell Technologies, Inc., Class A (a) (c)	2
			11,768
		Computers & Peripherals — 1.5%
2		Adaptec, Inc. (a) (m)	7
1		Advanced Digital Information Corp. (a) (m)	9
6		Apple Computer, Inc. (a) (m)	343
6		Brocade Communications Systems, Inc. (a) (m)	34
15		Dell, Inc. (a)	364
—	(h)	Electronics for Imaging, Inc. (a)	7
9		EMC Corp. (a)	99
2		Gateway, Inc. (a) (c)	3
92		Hewlett-Packard Co.	2,927
1		Hutchinson Technology, Inc. (a) (c)	26
2		Hypercom Corp. (a)	16
1		Imation Corp.	41
44		International Business Machines Corp.	3,356
1		Komag, Inc. (a) (c)	55
4		McData Corp., Class A (a)	17
2		NCR Corp. (a) (c)	55
15		Palm, Inc. (a) (c)	238
3		Quantum Corp. (a) (c)	7
137		Sun Microsystems, Inc. (a)	570
—	(h)	Synaptics, Inc. (a) (c)	9
15		Western Digital Corp. (a)	301
			8,484
		Construction & Engineering — 0.0% (g)
—	(h)	Washington Group International, Inc.	21
		Construction Materials — 0.1%
23		CRH plc (Ireland)	758
1		Headwaters, Inc. (a) (c)	15
2		U.S. Concrete, Inc. (a)	17
			790
		Consumer Finance — 0.7%
—	(h)	ACE Cash Express, Inc. (a) (m)	12
—	(h)	Advance America Cash Advance Centers, Inc.	2
1		Advanta Corp., Class B (c) (m)	22
36		American Express Co. (m)	1,905
11		AmeriCredit Corp. (a) (m)	301
—	(h)	Asta Funding, Inc. (c) (m)	15
14		Capital One Financial Corp. (m)	1,205

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Consumer Finance — Continued
4		Cash America International, Inc. (m)	134
8		CompuCredit Corp. (a) (c)	315
1		Dollar Financial Corp. (a)	17
1		Ezcorp, Inc., Class A (a)	19
1		First Cash Financial Services, Inc. (a)	10
—	(h)	United PanAm Financial Corp. (a)	9
1		World Acceptance Corp. (a)	35
			4,001
		Containers & Packaging — 0.0% (g)
—	(h)	AEP Industries, Inc. (a) (m)	7
—	(h)	Greif, Inc., Class A	30
3		Myers Industries, Inc.	45
—	(h)	Rock-Tenn Co., Class A	6
1		Silgan Holdings, Inc.	41
4		Smurfit-Stone Container Corp. (a)	46
1		Temple-Inland, Inc.	34
			209
		Distributors — 0.0% (g)
1		Building Materials Holding Corp. (c) (m)	25
		Diversified Consumer Services — 0.0% (g)
1		Alderwoods Group, Inc. (a) (c) (m)	18
1		Pre-Paid Legal Services, Inc. (c)	17
1		Vertrue, Inc. (a) (c)	26
			61
		Diversified Financial Services — 2.8%
130		Bank of America Corp. (m)	6,229
13		CIT Group, Inc. (m)	695
153		Citigroup, Inc. (m)	7,366
—	(h)	Encore Capital Group, Inc. (a) (c)	1
37		ING Groep N.V. CVA (Netherlands)	1,471
—	(h)	Marlin Business Services, Inc. (a)	9
			15,771
		Diversified Telecommunication Services — 2.0%
109		AT&T, Inc. (c) (m)	3,033
33		BellSouth Corp. (m)	1,205
1		Broadwing Corp. (a) (m)	14
191		BT Group plc (United Kingdom)	842
8		CenturyTel, Inc. (m)	308
21		Cincinnati Bell, Inc. (a) (m)	86
1		CT Communications, Inc. (m)	30
4		Embarq Corp. (a)	178
1		Golden Telecom, Inc. (Russia)	15
4		Level 3 Communications, Inc. (a) (c)	17
10		Premiere Global Services, Inc. (a) (c)	75
77		Royal KPN N.V. (Netherlands)	868
651		Singapore Telecommunications Ltd. (Singapore)	1,046
1		Talk America Holdings, Inc. (a) (c)	4
320		Telecom Italia S.p.A. (Italy) RNC	827
52		Telenor ASA (Norway)	627
3		Time Warner Telecom, Inc., Class A (a) (c)	46
3		Valor Communications Group, Inc. (c)	38
65		Verizon Communications, Inc.	2,182
			11,441
		Electric Utilities — 0.7%
—	(h)	Dominion Resources, Inc.	22
32		Edison International	1,236
3		El Paso Electric Co. (a)	52
22		FirstEnergy Corp.	1,187
1		FPL Group, Inc. (c)	21
—	(h)	Idacorp, Inc. (c)	14
49		Northeast Utilities	1,019
2		Pinnacle West Capital Corp.	80
4		PPL Corp.	142
9		Sierra Pacific Resources (a)	129
—	(h)	UIL Holdings Corp. (c)	6
2		Unisource Energy Corp.	47
2		Westar Energy, Inc.	38
			3,993
		Electrical Equipment — 0.2%
1		A.O. Smith Corp.	23
1		Acuity Brands, Inc. (m)	35
1		Encore Wire Corp. (a) (c)	23
1		Evergreen Solar, Inc. (a) (c)	13
1		General Cable Corp. (a)	46
—	(h)	Power-One, Inc. (a) (c)	3
—	(h)	Regal-Beloit Corp.	9
7		Schneider Electric S.A. (France)	710
			862
		Electronic Equipment & Instruments — 0.4%
1		Aeroflex, Inc. (a) (m)	15
2		Agilysis, Inc. (m)	40
2		Anixter International, Inc. (m)	95
10		Arrow Electronics, Inc. (a) (m)	309
12		Avnet, Inc. (a) (m)	232
—	(h)	Bell Microproducts, Inc. (a) (c) (m)	2
2		Benchmark Electronics, Inc. (a) (c) (m)	36

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Electronic Equipment & Instruments — Continued
1		Brightpoint, Inc. (a) (m)	15
—	(h)	CalAmp Corp. (a) (m)	2
1		Checkpoint Systems, Inc. (a) (m)	16
1		CTS Corp. (c) (m)	15
1		Echelon Corp. (a)	4
—	(h)	Electro Scientific Industries, Inc. (a) (c)	4
2		Global Imaging Systems, Inc (a)	78
36		Hon Hai Precision Industry Co., Ltd GDR (Registered) (Taiwan)	435
1		Insight Enterprises, Inc. (a)	15
1		Itron, Inc. (a) (c)	47
1		KEMET Corp. (a)	5
32		LG Philips LCD Co. Ltd. ADR (South Korea) (a)	575
—	(h)	MTS Systems Corp.	12
1		Plexus Corp. (a)	34
1		Radisys Corp. (a)	13
—	(h)	Rofin-Sinar Technologies, Inc. (a)	11
—	(h)	Sunpower Corp., Class A (a) (c)	6
1		Technitrol, Inc.	23
2		TTM Technologies, Inc. (a)	35
			2,074
		Energy Equipment & Services — 0.8%
—	(h)	Baker Hughes, Inc. (m)	25
2		BJ Services Co. (m)	74
4		Grey Wolf, Inc. (a) (c)	33
—	(h)	Gulf Island Fabrication, Inc. (c)	4
1		Gulfmark Offshore, Inc. (a)	13
12		Halliburton Co.	913
1		Hanover Compressor Co. (a) (c)	26
—	(h)	Hercules Offshore, Inc. (a)	10
—	(h)	Hydril (a) (c)	31
1		Input/Output, Inc. (a)	12
1		Lone Star Technologies, Inc. (a)	49
—	(h)	Lufkin Industries, Inc. (c)	24
3		National Oilwell Varco, Inc. (a)	209
1		Newpark Resources (a)	4
1		NS Group, Inc. (a) (c)	28
2		Oceaneering International, Inc. (a)	69
1		Oil States International, Inc. (a) (c)	31
3		Parker Drilling Co. (a)	22
—	(h)	RPC, Inc. (c)	10
42		Schlumberger Ltd. (Netherlands)	2,741
1		Superior Energy Services, Inc. (a)	24
1		Todco, Class A	37
—	(h)	Trico Marine Services, Inc. (a)	10
—	(h)	Union Drilling, Inc. (a)	4
1		Veritas DGC, Inc. (a) (c)	46
1		Weatherford International Ltd. (Bermuda) (a)	69
			4,518
		Food & Staples Retailing — 1.2%
9		Costco Wholesale Corp.	531
25		CVS Corp. (m)	777
43		Kroger Co. (The)	944
—	(h)	Nash Finch Co. (c)	6
30		Safeway, Inc.	775
2		Spartan Stores, Inc.	22
10		Supervalu, Inc.	319
55		Sysco Corp.	1,692
221		Tesco plc (United Kingdom)	1,367
4		Wal-Mart Stores, Inc.	212
			6,645
		Food Products — 1.3%
30		Archer-Daniels-Midland Co. (m)	1,251
94		Cadbury Schweppes plc (United Kingdom)	905
2		Chiquita Brands International, Inc. (c) (m)	30
—	(h)	Corn Products International, Inc.	12
—	(h)	Flowers Foods, Inc.	8
19		General Mills, Inc.	971
9		Groupe Danone (France)	1,156
1		J & J Snack Foods Corp.	30
17		Kellogg Co.	804
6		Kraft Foods, Inc. (c)	170
—	(h)	Pilgrim’s Pride Corp. (c)	10
17		Royal Numico N.V. (Netherlands)	750
35		Yakult Honsha Co., Ltd. (Japan)	948
			7,045
		Gas Utilities — 0.1%
1		New Jersey Resources Corp. (c)	42
1		Nicor, Inc. (c)	42
1		Northwest Natural Gas Co.	22
8		Oneok, Inc.	266
1		South Jersey Industries, Inc.	16
2		Southwest Gas Corp. (c)	47
1		WGL Holdings, Inc. (c)	26
			461

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Health Care Equipment & Supplies — 0.3%
—	(h)	Analogic Corp. (m)	5
—	(h)	Arrow International, Inc. (c) (m)	13
1		Arthrocare Corp. (a) (c) (m)	34
—	(h)	Aspect Medical Systems, Inc. (a) (c) (m)	3
6		Baxter International, Inc. (m)	235
—	(h)	Biosite, Inc. (a) (m)	14
28		Boston Scientific Corp. (a) (m)	473
—	(h)	Conmed Corp. (a) (c)	4
1		Cooper Cos., Inc. (The) (c)	40
1		Diagnostic Products Corp.	35
4		Encore Medical Corp. (a) (c)	18
—	(h)	EPIX Pharmaceuticals, Inc. (a) (c)	—	(h)
1		Haemonetics Corp. (a)	28
2		Immucor, Inc. (a) (c)	32
1		Integra LifeSciences Holdings Corp. (a) (c)	23
1		Inverness Medical Innovations, Inc. (a) (c)	20
—	(h)	Kyphon, Inc. (a)	17
2		Lifecell Corp. (a) (c)	56
12		Medtronic, Inc.	549
1		Mentor Corp. (c)	22
1		Neurometrix, Inc. (a)	30
—	(h)	Palomar Medical Technologies, Inc. (a) (c)	14
1		PolyMedica Corp. (c)	25
2		St. Jude Medical, Inc. (a)	75
1		Stereotaxis, Inc. (a) (c)	9
3		Steris Corp.	57
—	(h)	SurModics, Inc. (a) (c)	11
2		Viasys Healthcare, Inc. (a)	41
1		Zimmer Holdings, Inc. (a)	57
			1,940
		Health Care Providers & Services — 1.4%
45		Aetna, Inc. (m)	1,777
—	(h)	Air Methods Corp. (a) (m)	8
3		Alliance Imaging, Inc. (a) (m)	20
7		AmerisourceBergen Corp. (m)	289
1		Apria Healthcare Group, Inc. (a) (m)	19
2		Centene Corp. (a) (c) (m)	40
—	(h)	Cigna Corp. (m)	10
6		Coventry Health Care, Inc. (a)	324
1		Five Star Quality Care, Inc. (a)	8
—	(h)	Genesis HealthCare Corp. (a)	19
1		HCA, Inc.	21
7		Humana, Inc. (a)	387
2		inVentiv Health, Inc. (a)	43
1		Kindred Healthcare, Inc. (a)	23
1		LCA Vision, Inc. (c)	58
1		Magellan Health Services, Inc. (a)	36
24		McKesson Corp.	1,130
12		Medco Health Solutions, Inc. (a)	699
—	(h)	Molina Healthcare, Inc. (a)	8
2		Owens & Minor, Inc. (c)	54
6		Pediatrix Medical Group, Inc. (a)	267
3		PSS World Medical, Inc. (a) (c)	53
1		Res-Care, Inc. (a)	22
1		Symbion, Inc. (a) (c)	17
2		United Surgical Partners International, Inc. (a) (c)	61
16		UnitedHealth Group, Inc.	730
27		WellPoint, Inc. (a)	1,972
			8,095
		Health Care Technology — 0.1%
—	(h)	Allscripts Healthcare Solutions, Inc. (a) (c) (m)	2
1		Computer Programs & Systems, Inc.	53
1		Eclipsys Corp. (a)	20
27		Emdeon Corp. (a)	331
1		Merge Technologies, Inc. (a) (c)	14
—	(h)	Omnicell, Inc. (a)	4
3		Per-Se Technologies, Inc. (a) (c)	78
3		Trizetto Group (a)	46
			548
		Hotels, Restaurants & Leisure — 0.9%
—	(h)	Bluegreen Corp. (a) (c) (m)	2
4		Carnival Corp. (m)	171
1		CBRL Group, Inc. (c) (m)	24
91		Compass Group plc (United Kingdom)	443
8		Darden Restaurants, Inc.	311
3		Domino’s Pizza, Inc.	67
—	(h)	Dover Downs Gaming & Entertainment, Inc.	6
12		Hilton Hotels Corp.	345
40		Intercontinental Hotels Group plc (United Kingdom)	700
1		Jack in the Box, Inc. (a)	27
3		Landry’s Restaurants, Inc. (c)	86
1		Marriott International, Inc., Class A	50
42		McDonald’s Corp.	1,408
1		Monarch Casino & Resort, Inc. (a)	14
1		Multimedia Games, Inc. (a) (c)	11
14		OPAP S.A. (Greece)	517

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Hotels, Restaurants & Leisure — Continued
—	(h)	Rare Hospitality International, Inc. (a)	11
2		Ruby Tuesday, Inc.	54
2		Ryan’s Restaurant Group, Inc. (a)	18
2		Six Flags, Inc. (a) (c)	10
9		Starwood Hotels & Resorts Worldwide, Inc.	567
—	(h)	Yum! Brands, Inc.	20
			4,862
		Household Durables — 0.6%
4		Black & Decker Corp. (m)	321
1		Centex Corp. (m)	35
1		Champion Enterprises, Inc. (a) (m)	12
—	(h)	CSS Industries, Inc. (m)	—	(h)
—	(h)	D.R. Horton, Inc.	7
1		Directed Electronics, Inc. (a)	7
—	(h)	Ethan Allen Interiors, Inc.	11
—	(h)	Fortune Brands, Inc.	14
1		Furniture Brands International, Inc. (c)	27
1		Kimball International, Inc., Class B (c)	18
28		Koninklijke Philips Electronics N.V. (Netherlands)	871
—	(h)	Lennar Corp., Class A	13
—	(h)	Meritage Homes Corp. (a)	10
1		Mohawk Industries, Inc. (a) (c)	49
12		Newell Rubbermaid, Inc.	315
1		NVR, Inc. (a)	246
16		Sony Corp. (Japan)	723
1		Stanley Furniture Co., Inc.	19
7		Stanley Works (The)	312
1		Tempur-Pedic International, Inc. (a) (c)	11
3		Toll Brothers, Inc. (a)	72
5		Tupperware Brands Corp.	102
4		Whirlpool Corp.	298
			3,493
		Household Products — 0.9%
10		Colgate-Palmolive Co.	599
6		Energizer Holdings, Inc. (a)	351
19		Kimberly-Clark Corp.	1,154
48		Procter & Gamble Co.	2,672
—	(h)	Spectrum Brands, Inc. (a) (c)	1
			4,777
		Independent Power Producers & Energy Traders — 0.4%
—	(h)	Black Hills Corp. (m)	14
1		Dynegy, Inc., Class A (a)	3
142		International Power plc. (United Kingdom)	744
24		TXU Corp.	1,405
			2,166
		Industrial Conglomerates — 1.4%
—	(h)	Freightcar America, Inc.	17
189		General Electric Co.	6,222
17		Orkla ASA (Norway)	771
31		Tyco International Ltd. (Bermuda)	852
			7,862
		Insurance — 2.8%
16		ACE Ltd. (Bermuda)	784
1		Aflac, Inc. (m)	51
1		Allstate Corp. (The) (m)	38
13		AMBAC Financial Group, Inc. (m)	1,051
7		American Financial Group, Inc. (m)	283
15		American International Group, Inc. (m)	909
—	(h)	American Physicians Capital, Inc. (a) (m)	16
1		Argonaut Group, Inc. (a) (m)	26
3		Assurant, Inc. (m)	140
67		Aviva plc (United Kingdom)	945
34		AXA S.A. (France)	1,108
—	(h)	Berkshire Hathaway, Inc., Class B (a) (m)	304
24		Chubb Corp. (m)	1,208
1		Commerce Group, Inc.	32
4		Delphi Financial Group, Inc.	135
1		Direct General Corp. (c)	12
33		Genworth Financial, Inc.	1,139
16		Hartford Financial Services Group, Inc.	1,354
1		LandAmerica Financial Group, Inc.	39
1		Lincoln National Corp.	68
4		MBIA, Inc. (c)	211
1		Meadowbrook Insurance Group, Inc. (a)	5
—	(h)	National Financial Partners Corp.	18
—	(h)	Odyssey Re Holdings, Corp.	3
5		PMA Capital Corp., Class A (a) (c)	56
2		Protective Life Corp.	89
16		Prudential Financial, Inc.	1,251
37		RenaissanceRe Holdings Ltd. (Bermuda)	1,793
1		Safety Insurance Group, Inc.	43
1		Selective Insurance Group	39
34		SNS Reaal (Netherlands) (a)	730
21		St. Paul Travelers Cos., Inc. (The)	945
1		Stewart Information Services Corp. (c)	18

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Insurance — Continued
13		W.R. Berkley Corp. (m)	430
15		Willis Group Holdings Ltd. (United Kingdom)	485
2		Zenith National Insurance Corp.	89
			15,847
		Internet & Catalog Retail — 0.0% (g)
1		Netflix, Inc. (a) (c)	14
		Internet Software & Services — 0.6%
2		Ariba, Inc. (a) (c) (m)	14
1		Art Technology Group, Inc. (a) (m)	2
—	(h)	AsiaInfo Holdings, Inc. (China) (a) (m)	2
—	(h)	Click Commerce, Inc. (a) (c)	4
8		CMGI, Inc. (a) (m)	10
4		CNET Networks, Inc. (a) (m)	29
—	(h)	Digital Insight Corp. (a) (c)	10
1		Digital River, Inc. (a)	24
5		Digitas, Inc. (a)	52
—	(h)	EarthLink, Inc. (a)	4
34		eBay, Inc. (a)	986
4		Google, Inc., Class A (a)	1,468
1		Interwoven, Inc. (a)	9
1		Ipass, Inc. (a)	7
1		j2 Global Communications, Inc. (a) (c)	37
2		Openwave Systems, Inc. (a) (c)	21
1		RealNetworks, Inc. (a)	9
1		SupportSoft, Inc. (a) (c)	5
2		United Online, Inc.	29
1		ValueClick, Inc. (a) (c)	21
1		WebEx Communications, Inc. (a) (c)	32
1		webMethods, Inc. (a)	10
1		Websense, Inc. (a) (c)	16
16		Yahoo!, Inc. (a)	535
			3,336
		IT Services — 0.4%
11		Acxiom Corp. (m)	282
—	(h)	Affiliated Computer Services, Inc., Class A (a) (m)	10
8		BearingPoint, Inc. (a) (c) (m)	64
2		BISYS Group, Inc. (The) (a) (m)	21
1		CACI International, Inc., Class A (a) (m)	52
11		Ceridian Corp. (a) (m)	274
3		Ciber, Inc. (a) (m)	18
5		Computer Sciences Corp. (a)	262
16		Convergys Corp. (a)	318
1		Covansys Corp. (a)	6
1		CSG Systems International, Inc. (a) (m)	20
—	(h)	Euronet Worldwide, Inc. (a) (c)	4
1		Gartner, Inc. (a) (c)	11
—	(h)	Gevity HR, Inc. (c)	5
5		Global Payments, Inc.	262
—	(h)	infoUSA, Inc.	3
2		Keane, Inc. (a) (c)	19
1		Lightbridge, Inc. (a)	10
1		Lionbridge Technologies (a)	3
1		Mantech International Corp., Class A (a)	31
2		Perot Systems Corp., Class A (a)	29
15		Sabre Holdings Corp., Class A	323
—	(h)	Startek, Inc.	3
1		SYKES Enterprises, Inc. (a)	23
1		Talx Corp.	13
1		Tyler Technologies, Inc. (a) (c)	7
			2,073
		Leisure Equipment & Products — 0.0% (g)
1		JAKKS Pacific, Inc. (a)	22
1		K2, Inc. (a) (c)	14
1		MarineMax, Inc. (a) (c)	21
1		RC2 Corp. (a) (c)	46
1		Steinway Musical Instruments, Inc. (a)	15
			118
		Life Sciences Tools & Services — 0.0% (g)
—	(h)	Bio-Rad Laboratories, Inc., Class A (a) (m)	13
1		Diversa Corp. (a)	5
—	(h)	Exelixis, Inc. (a) (c)	4
1		Illumina, Inc. (a)	27
—	(h)	Kendle International, Inc. (a)	11
—	(h)	Molecular Devices Corp. (a)	9
3		Nektar Therapeutics (a) (c)	51
			120
		Machinery — 1.5%
—	(h)	Accuride Corp. (a) (m)	5
15		AGCO Corp. (a) (c) (m)	387
1		Astec Industries, Inc. (a) (m)	32
2		Barnes Group, Inc. (m)	40
1		Briggs & Stratton Corp. (m)	31
1		Cascade Corp. (c) (m)	24
29		Caterpillar, Inc. (m)	2,175
—	(h)	CIRCOR International, Inc. (m)	3
—	(h)	Crane Co.	8

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Machinery — Continued
3		Cummins, Inc.	330
15		Danaher Corp.	933
6		Deere & Co.	459
3		Eaton Corp.	226
—	(h)	EnPro Industries, Inc. (a)	10
1		Flowserve Corp. (a)	40
—	(h)	Greenbrier Cos., Inc. (c)	13
1		Illinois Tool Works, Inc.	43
4		Ingersoll-Rand Co., Ltd. Class A (Bermuda)	158
130		Kubota Corp. (Japan)	1,237
1		Lincoln Electric Holdings, Inc.	50
—	(h)	Manitowoc Co., Inc. (The)	13
15		Metso OYJ (Finland)	547
—	(h)	Middleby Corp. (a) (c)	17
—	(h)	Miller Industries, Inc. (a)	4
1		Mueller Industries, Inc.	26
—	(h)	NACCO Industries, Inc., Class A	55
1		Navistar International Corp. (a)	27
3		Parker-Hannifin Corp.	264
1		SPX Corp.	50
4		Terex Corp. (a)	365
—	(h)	Valmont Industries, Inc. (c)	19
1		Wabash National Corp.	11
2		Wabtec Corp.	60
11		Wartsila OYJ, Class B (Finland)	452
1		Watts Water Technologies, Inc., Class A (c)	24
			8,138
		Media — 1.7%
—	(h)	Advo, Inc. (c) (m)	10
1		Belo Corp., Class A (m)	12
1		Catalina Marketing Corp. (c) (m)	17
30		CBS Corp., Class B (m)	804
17		Charter Communications, Inc., Class A (a) (c) (m)	20
31		Comcast Corp., Class A (a)	1,005
5		E.W. Scripps Co., Class A	198
3		Entravision Communications Corp., Class A (a)	29
26		Gannett Co., Inc.	1,429
1		Gray Television, Inc.	5
1		Harris Interactive, Inc. (a)	3
—	(h)	Lee Enterprises, Inc.	11
4		Lodgenet Entertainment Corp. (a) (c)	67
18		McGraw-Hill Cos., Inc. (The)	924
1		Media General, Inc., Class A	25
72		News Corp., Class A	1,389
12		Omnicom Group, Inc.	1,078
1		Playboy Enterprises, Inc., Class B (a) (c)	12
1		ProQuest Co. (a) (c)	12
1		Scholastic Corp. (a)	23
2		Sinclair Broadcast Group, Inc., Class A (c)	19
20		Time Warner, Inc.	341
—	(h)	Triple Crown Media, Inc. (a)	1
1		Valassis Communications, Inc. (a) (c)	14
38		Viacom, Inc., Class B (a)	1,345
23		Walt Disney Co.	684
1		World Wrestling Entertainment, Inc. (c)	24
			9,501
		Metals & Mining — 1.2%
—	(h)	AK Steel Holding Corp. (a) (m)	6
6		Alcoa, Inc. (m)	197
—	(h)	Aleris International, Inc. (a) (m)	9
1		Century Aluminum Co. (a) (c) (m)	21
—	(h)	Chaparral Steel Co. (a) (m)	29
4		Cleveland-Cliffs, Inc. (c)	278
6		Freeport-McMoRan Copper & Gold, Inc., Class B	327
1		Gibraltar Industries, Inc.	22
23		JFE Holdings, Inc. (Japan)	989
2		Metal Management, Inc.	46
10		Mittal Steel Co. NV (Netherlands)	305
113		Nisshin Steel Co., Ltd. (Japan)	364
—	(h)	NN, Inc. (c)	5
19		Nucor Corp.	1,036
2		Olympic Steel, Inc.	60
—	(h)	Oregon Steel Mills, Inc. (a)	15
14		Phelps Dodge Corp.	1,109
2		Quanex Corp. (c)	97
4		Reliance Steel & Aluminum Co.	323
3		Ryerson, Inc. (c)	73
—	(h)	Schnitzer Steel Industries, Inc.	4
4		Southern Copper Corp.	330
18		United States Steel Corp.	1,241
			6,886
		Multi-Utilities — 1.3%
1		Avista Corp. (m)	25
7		CMS Energy Corp. (a) (c) (m)	88
—	(h)	Consolidated Edison, Inc.	9
70		Duke Energy Corp.	2,047
57		National Grid plc (United Kingdom)	619

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Multi-Utilities — Continued
1		NorthWestern Corp.	24
1		PNM Resources, Inc.	30
17		RWE AG (Germany)	1,434
1		SCANA Corp.	42
7		Sempra Energy	314
26		Suez S.A. (France)	1,075
55		Xcel Energy, Inc. (c)	1,047
			6,754
		Multiline Retail — 0.8%
1		Bon-Ton Stores, Inc. (The) (c) (m)	15
—	(h)	Family Dollar Stores, Inc.	10
8		J.C. Penney Co., Inc.	526
46		Kohl’s Corp. (a)	2,718
4		Lotte Shopping Co., Ltd. GDR (South Korea) (a)	86
2		Lotte Shopping Co., Ltd. (South Korea)	623
6		Nordstrom, Inc.	234
6		Target Corp.	308
			4,520
		Office Electronics — 0.2%
73		Konica Minolta Holdings, Inc. (Japan) (a)	924
		Oil, Gas & Consumable Fuels — 4.8%
1		Alon USA Energy, Inc. (m)	16
10		Apache Corp. (m)	672
1		ATP Oil & Gas Corp. (a) (c) (m)	21
1		Basic Energy Services, Inc. (a) (m)	15
29		Bergesen Worldwide Gas ASA (Norway)	423
228		BP plc (United Kingdom)	2,641
1		Callon Petroleum Co. (a) (m)	10
26		Chevron Corp. (m)	1,590
—	(h)	Clayton Williams Energy, Inc. (a)	10
49		ConocoPhillips	3,210
1		Devon Energy Corp.	42
1		Energy Partners Ltd. (a)	17
11		EOG Resources, Inc.	770
135		Exxon Mobil Corp.	8,276
—	(h)	Giant Industries, Inc. (a)	27
1		Harvest Natural Resources, Inc. (a)	12
3		Houston Exploration Co. (a)	177
1		KCS Energy, Inc. (a)	21
1		Kerr-McGee Corp.	55
19		Marathon Oil Corp.	1,608
16		Occidental Petroleum Corp.	1,651
—	(h)	Penn Virginia Corp.	21
—	(h)	Remington Oil & Gas Corp. (a)	18
1		St. Mary Land & Exploration Co. (c)	28
1		Stone Energy Corp. (a)	38
1		Swift Energy Co. (a)	30
37		Total S.A. (France)	2,418
—	(h)	USEC, Inc.	1
2		Vaalco Energy, Inc. (a)	15
40		Valero Energy Corp.	2,654
—	(h)	World Fuel Services Corp.	14
3		XTO Energy, Inc.	151
			26,652
		Paper & Forest Products — 0.1%
1		International Paper Co.	23
12		Louisiana-Pacific Corp.	269
			292
		Personal Products — 0.0% (g)
1		Elizabeth Arden, Inc. (a) (c)	16
—	(h)	Mannatech, Inc. (c)	5
3		NBTY, Inc. (a)	77
2		Parlux Fragrances, Inc. (a) (c)	17
			115
		Pharmaceuticals — 3.7%
36		Abbott Laboratories (m)	1,583
1		Adams Respiratory Therapeutics, Inc. (a) (m)	45
2		Adolor Corp. (a) (m)	62
1		Alpharma, Inc., Class A (m)	17
2		Andrx Corp. (a) (m)	37
1		AtheroGenics, Inc. (a) (c) (m)	14
3		AVANIR Pharmaceuticals, Class A (a) (c) (m)	22
—	(h)	Barr Pharmaceuticals, Inc. (a) (m)	5
—	(h)	Bentley Pharmaceuticals, Inc. (a) (c) (m)	4
2		Cardiome Pharma Corp. (Canada) (a) (m)	13
5		Cypress Bioscience, Inc. (a)	33
1		Durect, Corp. (a)	5
12		Eli Lilly & Co.	674
11		Endo Pharmaceuticals Holdings, Inc. (a)	353
62		GlaxoSmithKline plc (United Kingdom)	1,743
31		Johnson & Johnson	1,832
19		King Pharmaceuticals, Inc. (a)	316
1		Medicis Pharmaceutical Corp., Class A (c)	31
79		Merck & Co., Inc.	2,871
22		Novartis AG (Registered) (Switzerland)	1,180
—	(h)	Par Pharmaceutical Cos, Inc. (a)	4

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Pharmaceuticals — Continued
167		Pfizer, Inc.	3,914
11		Roche Holding AG (Switzerland)	1,888
—	(h)	Salix Pharmaceuticals Ltd. (a) (c)	5
44		Schering-Plough Corp.	845
1		Sciele Pharma, Inc. (a)	18
10		Sepracor, Inc. (a) (c)	586
22		Teva Pharmaceutical Industries Ltd. ADR (Israel)	704
1		Valeant Pharmaceuticals International	22
1		Viropharma, Inc. (a)	9
—	(h)	Watson Pharmaceuticals, Inc. (a) (c)	5
42		Wyeth	1,852
			20,692
		Real Estate Investment Trusts (REITs) — 0.9%
3		American Home Mortgage Investment Corp. REIT (c) (m)	95
2		Anthracite Capital, Inc. REIT (c) (m)	28
13		Apartment Investment & Management Co. REIT (m)	574
2		Ashford Hospitality Trust, Inc. REIT (c) (m)	21
—	(h)	BioMed Realty Trust, Inc. REIT (m)	12
—	(h)	Boykin Lodging Co. REIT (a) (c) (m)	3
—	(h)	Brandywine Realty Trust REIT (m)	10
6		Colonial Properties Trust REIT	316
4		Crescent Real Estate Equities Co. REIT (c)	82
1		Entertainment Properties Trust REIT	39
2		Equity Inns, Inc. REIT	30
4		FelCor Lodging Trust, Inc. REIT	89
2		First Potomac Realty Trust REIT (m)	48
2		Friedman Billings Ramsey Group, Inc., Series A REIT	18
7		General Growth Properties, Inc. REIT	293
1		Glimcher Realty Trust REIT	22
1		Hospitality Properties Trust REIT (c)	48
33		Host Hotels & Resorts, Inc. REIT	713
1		Impac Mortgage Holdings, Inc. REIT (c)	11
4		Innkeepers USA Trust REIT	74
2		Kilroy Realty Corp. REIT	152
1		KKR Financial Corp. REIT	27
—	(h)	LaSalle Hotel Properties REIT	18
2		Lexington Corporate Properties Trust REIT (c)	50
3		LTC Properties, Inc. REIT (c)	65
2		MFA Mortgage Investments, Inc. REIT	14
—	(h)	Mid-America Apartment Communities, Inc. REIT	17
—	(h)	Mills Corp. (The) REIT (c)	11
—	(h)	National Health Investors, Inc. REIT	8
4		Nationwide Health Properties, Inc. REIT	95
7		New Century Financial Corp. REIT	297
—	(h)	Novastar Financial, Inc. REIT (c)	9
2		Pennsylvania REIT	81
2		Post Properties, Inc. REIT	100
—	(h)	Prologis REIT	10
—	(h)	PS Business Parks, Inc., Class A REIT	18
1		RAIT Investment Trust REIT	26
1		Saul Centers, Inc. REIT (c)	57
13		Simon Property Group, Inc. REIT	1,045
3		Sunstone Hotel Investors, Inc. REIT	96
8		Ventas, Inc. REIT	269
			4,991
		Real Estate Management & Development — 0.3%
91		Henderson Land Development Co., Ltd. (Hong Kong)	473
116		Swire Pacific Ltd., Class A (Hong Kong)	1,192
			1,665
		Road & Rail — 1.3%
—	(h)	Amerco, Inc. (a) (m)	40
—	(h)	Arkansas Best Corp. (m)	20
9		Burlington Northern Santa Fe Corp. (m)	674
—	(h)	Central Japan Railway Co. (Japan)	837
6		CSX Corp. (m)	423
1		Dollar Thrifty Automotive Group, Inc. (a)	45
3		Genesee & Wyoming, Inc., Class A (a) (c)	105
—	(h)	Marten Transport Ltd. (a)	3
85		Norfolk Southern Corp.	4,497
1		Old Dominion Freight Line (a)	22
—	(h)	PAM Transportation Services, Inc. (a)	3
—	(h)	Quality Distribution, Inc. (a)	1
2		RailAmerica, Inc. (a) (c)	21
3		SCS Transportation, Inc. (a)	69
1		U.S. Xpress Enterprises, Inc., Class A (a)	27
—	(h)	Werner Enterprises, Inc. (c)	8
—	(h)	West Japan Railway Co. (Japan)	535
			7,330
		Semiconductors & Semiconductor Equipment — 1.5%
—	(h)	Actel Corp. (a) (c) (m)	1
1		ADE Corp. (a) (c) (m)	20
1		Advanced Energy Industries, Inc. (a) (c) (m)	19
41		Altera Corp. (a) (m)	727
2		AMIS Holdings, Inc. (a) (m)	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Semiconductors & Semiconductor Equipment — Continued
23		Amkor Technology, Inc. (a) (c) (m)	219
63		Applied Materials, Inc. (m)	1,031
3		Applied Micro Circuits Corp. (a) (m)	7
2		Asyst Technologies, Inc. (a) (m)	16
—	(h)	ATMI, Inc. (a) (c) (m)	2
1		Axcelis Technologies, Inc. (a) (c) (m)	8
9		Broadcom Corp., Class A (a) (m)	258
1		Brooks Automation, Inc. (a) (m)	12
1		Cabot Microelectronics Corp. (a) (c) (m)	24
2		Cirrus Logic, Inc. (a) (c) (m)	20
1		Cohu, Inc. (c)	14
9		Conexant Systems, Inc. (a)	21
1		Credence Systems Corp. (a)	4
1		Cymer, Inc. (a)	37
1		Diodes, Inc. (a) (c)	25
—	(h)	DSP Group, Inc. (a) (c)	10
13		Elpida Memory, Inc. (Japan) (a)	478
2		Entegris, Inc. (a)	15
—	(h)	Exar Corp. (a)	5
10		Freescale Semiconductor, Inc., Class B (a)	288
1		Integrated Silicon Solutions, Inc. (a) (c)	3
8		Intel Corp.	148
1		Intersil Corp., Class A	16
1		Intevac, Inc. (a)	15
1		IXYS Corp. (a)	13
10		KLA-Tencor Corp.	407
—	(h)	Kopin Corp. (a) (c)	1
2		Kulicke & Soffa Industries, Inc. (a) (c)	11
7		Lam Research Corp. (a)	317
1		Lattice Semiconductor Corp. (a)	6
39		Linear Technology Corp.	1,293
33		LSI Logic Corp. (a)	295
2		LTX Corp. (a)	16
2		Mattson Technology, Inc. (a)	19
1		Maxim Integrated Products, Inc.	45
2		Micrel, Inc. (a) (c)	20
—	(h)	Micron Technology, Inc. (a) (c)	4
1		Microsemi Corp. (a)	31
2		MIPS Technologies, Inc. (a)	11
1		MKS Instruments, Inc. (a)	18
13		National Semiconductor Corp.	301
12		Nvidia Corp. (a)	247
2		Omnivision Technologies, Inc. (a) (c)	32
46		ON Semiconductor Corp. (a) (c)	271
1		Photronics, Inc. (a)	19
1		Pixelworks, Inc. (a) (c)	2
33		PMC-Sierra, Inc. (a)	314
4		RF Micro Devices, Inc. (a) (c)	24
1		Rudolph Technologies, Inc. (a)	9
1		Samsung Electronics Co., Ltd. (South Korea)	485
—	(h)	Semitool, Inc. (a)	2
1		Semtech Corp. (a)	14
1		Sigmatel, Inc. (a) (c)	4
2		Silicon Image, Inc. (a)	23
1		Silicon Storage Technology, Inc. (a) (c)	5
3		Skyworks Solutions, Inc. (a)	18
—	(h)	Standard Microsystems Corp. (a)	9
—	(h)	Supertex, Inc. (a)	12
—	(h)	Tessera Technologies, Inc. (a) (c)	8
6		Texas Instruments, Inc.	182
1		Varian Semiconductor Equipment Associates, Inc. (a)	20
4		Vitesse Semiconductor Corp. (a) (c)	6
5		Xilinx, Inc.	104
1		Zoran Corp. (a)	27
			8,112
		Software — 1.4%
3		Actuate Corp. (a) (m)	12
—	(h)	Ansoft Corp. (a) (m)	4
—	(h)	Ansys, Inc. (a) (c) (m)	19
3		Aspen Technology, Inc. (a) (c) (m)	44
24		BEA Systems, Inc. (a) (m)	308
14		BMC Software, Inc. (a) (m)	342
1		Borland Software Corp. (a) (m)	5
18		Cadence Design Systems, Inc. (a) (m)	302
7		Citrix Systems, Inc. (a)	293
1		Epicor Software Corp. (a)	6
—	(h)	EPIQ Systems, Inc. (a) (c)	7
—	(h)	eSpeed, Inc. (a) (c)	3
—	(h)	Filenet Corp. (a)	11
2		Hyperion Solutions Corp. (a)	50
2		Informatica Corp. (a) (c)	23
1		Intergraph Corp. (a) (c)	25
1		Internet Security Systems (a) (c)	17
—	(h)	InterVoice, Inc. (a)	2
6		Intuit, Inc. (a)	338
1		JDA Software Group, Inc. (a)	13
—	(h)	Macrovision Corp. (a)	6

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Software — Continued
1		Magma Design Automation, Inc. (a) (c)	7
—	(h)	Manhattan Associates, Inc. (a)	6
1		Mapinfo Corp. (a)	9
1		Mentor Graphics Corp. (a) (c)	14
119		Microsoft Corp.	2,766
—	(h)	MicroStrategy, Inc. (a)	39
1		MRO Software, Inc. (a)	10
207		Oracle Corp. (a)	2,993
3		Parametric Technology Corp. (a)	33
—	(h)	Pegasystems, Inc. (c)	1
1		Phoenix Technologies Ltd. (a) (c)	3
2		Progress Software Corp. (a) (c)	45
—	(h)	Quality Systems, Inc. (c)	15
1		Quest Software, Inc. (a)	20
2		Secure Computing Corp. (a)	21
—	(h)	SPSS, Inc. (a)	3
12		Sybase, Inc. (a)	240
1		TIBCO Software, Inc. (a)	6
1		Transaction Systems Architects, Inc. (a)	25
1		Wind River Systems, Inc. (a) (c)	10
			8,096
		Specialty Retail — 1.3%
7		Aaron Rents, Inc. (c) (m)	177
2		Abercrombie & Fitch Co. (m)	100
10		American Eagle Outfitters, Inc. (m)	327
3		Asbury Automotive Group, Inc. (a) (m)	52
15		Autonation, Inc. (a) (m)	315
8		Barnes & Noble, Inc. (m)	296
1		Best Buy Co., Inc. (m)	77
—	(h)	Build-A-Bear Workshop, Inc. (a) (c) (m)	9
9		Charming Shoppes, Inc. (a) (c) (m)	97
1		Children’s Place Retail Stores, Inc. (The) (a) (c) (m)	42
12		Claire’s Stores, Inc.	293
3		CSK Auto Corp. (a) (m)	37
2		Dress Barn, Inc. (a)	51
1		Foot Locker, Inc.	15
1		Genesco, Inc. (a)	34
1		Group 1 Automotive, Inc.	34
2		Guess?, Inc. (a)	83
24		Home Depot, Inc.	870
1		Lithia Motors, Inc., Class A	32
3		Lowe’s Cos., Inc.	206
3		Men’s Wearhouse, Inc.	94
2		Pacific Sunwear of California, Inc. (a)	41
1		Pantry, Inc. (The) (a)	80
2		Payless Shoesource, Inc. (a)	41
1		Petco Animal Supplies, Inc. (a)	27
2		Rent-A-Center, Inc. (a)	60
—	(h)	Ross Stores, Inc.	6
2		Select Comfort Corp. (a) (c)	34
7		Sherwin-Williams Co. (The)	318
—	(h)	Shoe Carnival, Inc. (a)	9
—	(h)	Sonic Automotive, Inc. (c)	9
1		Stage Stores, Inc. (c)	31
104		Staples, Inc.	2,540
23		TJX Cos., Inc.	535
2		Too, Inc. (a)	84
			7,056
		Textiles, Apparel & Luxury Goods — 0.2%
2		Brown Shoe Co., Inc. (m)	66
15		Coach, Inc. (a)	457
1		Columbia Sportswear Co. (a)	23
1		Deckers Outdoor Corp. (a)	23
1		Maidenform Brands Inc. (a)	6
1		Movado Group, Inc. (c)	25
2		Nike, Inc., Class B	146
—	(h)	Oxford Industries, Inc. (c)	8
1		Phillips-Van Heusen	27
1		Russell Corp. (c)	9
2		Skechers U.S.A., Inc., Class A (a)	39
1		Steven Madden Ltd.	30
1		Timberland Co., Class A (a)	36
1		Unifirst Corp. (c)	28
			923
		Thrifts & Mortgage Finance — 0.8%
1		Accredited Home Lenders Holding Co. (a) (c) (m)	41
—	(h)	City Bank	5
—	(h)	Commercial Capital Bancorp, Inc.	5
4		Corus Bankshares, Inc. (c)	112
5		Countrywide Financial Corp.	183
—	(h)	Downey Financial Corp.	7
—	(h)	Fannie Mae	19
—	(h)	Federal Agricultural Mortgage Corp., Class C (c)	11
2		First Niagara Financial Group, Inc.	33
—	(h)	First Place Financial Corp. (c)	7
—	(h)	FirstFed Financial Corp. (a)	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   37

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Thrifts & Mortgage Finance — Continued
1		Flagstar Bancorp, Inc. (c)	10
21		Freddie Mac	1,183
10		Golden West Financial Corp.	712
—	(h)	Horizon Financial Corp.	5
—	(h)	ITLA Capital Corp.	16
4		New York Community Bancorp, Inc. (c)	61
2		Partners Trust Financial Group, Inc.	24
1		Provident New York Bancorp (c)	10
5		Radian Group, Inc.	309
—	(h)	United Community Financial Corp.	1
6		W Holding Co., Inc.	40
30		Washington Mutual, Inc.	1,354
1		WSFS Financial Corp.	37
			4,208
		Tobacco — 1.1%
4		Alliance One International, Inc. (c) (m)	17
56		Altria Group, Inc. (m)	4,134
—	(h)	Japan Tobacco, Inc. (Japan)	668
7		Loews Corp. - Carolina Group	334
10		Reynolds American, Inc.	1,165
1		Universal Corp.	34
—	(h)	Vector Group Ltd.	3
			6,355
		Trading Companies & Distributors — 0.7%
8		Applied Industrial Technologies, Inc. (m)	188
—	(h)	BlueLinx Holdings, Inc. (m)	4
—	(h)	GATX Corp.	17
119		Hagemeyer N.V. (Netherlands) (a)	548
97		Itochu Corp. (Japan)	854
1		Kaman Corp.	18
51		Mitsui & Co., Ltd. (Japan)	721
1		Nuco2, Inc. (a) (c)	12
4		WESCO International, Inc. (a)	290
58		Wolseley plc (United Kingdom)	1,285
			3,937
		Transportation Infrastructure — 0.1%
—	(h)	Interpool, Inc. (c)	9
239		Macquarie Infrastructure Group (Australia)	597
			606
		Wireless Telecommunication Services — 0.2%
1		Centennial Communications Corp. (m)	7
8		Dobson Communications Corp. (a)	59
1		InPhonic, Inc. (a) (c)	4
62		Sprint Nextel Corp. (c)	1,237
1		Syniverse Holdings, Inc. (a)	7
			1,314
		Total Common Stocks (Cost $266,405)	339,958
		Preferred Stocks — 0.0% (g)
		Insurance — 0.0% (g)
110		Axis Capital Holdings Ltd. (Bermuda) Series B, VAR, 7.50% (a) (m) (Cost $110)	107

PRINCIPAL AMOUNT($)
	Asset Backed Securities — 3.9%
	American Express Credit Account Master Trust
600	Series 2002-1, Class A, FRN, 5.31%, 09/15/09 (m)	600
450	Series 2004-3, Class A, 4.35%, 12/15/11	436
577	Series 2004-C, Class C, FRN, 5.70%, 02/15/12 (e) (m)	578
	AmeriCredit Automobile Receivables Trust
353	Series 2003-DM, Class A4, 2.84%, 08/06/10 (m)	346
1,075	Series 2004-BM, Class A4, 2.67%, 03/07/11 (m)	1,046
151	Series 2004-DF, Class A3, 2.98%, 07/06/09 (m)	150
1,000	Asset Backed Funding Certificates Series 2005-WF1, Class A2B, FRN, 5.50%, 01/25/35 (m)	1,001
450	Bank of America Credit Card Trust Series 2006-C4, Class C4, FRN, 5.43%, 11/15/11 (m)	450
	Capital One Auto Finance Trust
620	Series 2002-C, Class A4, 3.44%, 06/15/09	614
210	Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	206
	Capital One Master Trust
360	Series 2001-5, Class A, 5.30%, 06/15/09	360
935	Series 2001-8A, Class A, 4.60%, 08/17/09 (m)	933
	Capital One Multi-Asset Execution Trust
1,500	Series 2003-A, FRN, 6.45%, 12/15/10 (i)	1,527
1,145	Series 2003-A4, Class A4, 3.65%, 07/15/11 (m)	1,101
200	Series 2005-A2, Class A2, 4.05%, 02/15/11	195
	Carmax Auto Owner Trust
505	Series 2003-2, Class A4, 3.07%, 10/15/10 (m)	497
241	Series 2004-2, Class A3, 3.00%, 09/15/08	238
300	Series 2005-1, Class A3, 4.13%, 05/15/09	296

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset Backed Securities — Continued
	CNH Equipment Trust
200	Series 2003-B, Class A4B, 3.38%, 02/15/11	196
310	Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	305
325	Countrywide Asset-Backed Certificates Series 2003-5, Class MF1, 5.41%, 01/25/34 (m)	320
361	Countrywide Home Equity Loan Trust Series 2004-I, Class A, FRN, 5.49%, 05/15/29 (m)	363
89	CS First Boston Mortgage Securities Corp. Series 2002-HE4, Class AF, 5.51%, 08/25/32	88
175	First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF2, Class M3, FRN, 5.80%, 03/25/35	176
250	Ford Credit Auto Owner Trust Series 2004-A, Class A4, 3.54%, 11/15/08	244
315	GE Equipment Small Ticket LLC Series 2005-1A, Class A3, 4.38%, 07/22/09 (e)	310
550	Gracechurch Card Funding plc (United Kingdom) Series 7A, FRN, 5.22%, 11/16/09	550
153	GSAMP Trust Series 2004-OPT, Class A1, FRN, 5.66%, 11/25/34	154
73	Honda Auto Receivables Owner Trust Series 2003-2, Class A4, 2.16%, 10/21/08	72
300	Household Automotive Trust Series 2005-1 Class A4, 4.35%, 06/18/12	291
	MASTR Asset Backed Securities Trust
500	Series 2005-OPT1, Class A4, 5.50%, 03/25/35	500
250	Series 2005-OPT1, Class M1, FRN, 5.72%, 03/25/35	251
242	MASTR Asset Securitization Trust Series 2005-NC1, Class A4, FRN, 5.55%, 12/25/34	243
200	MBNA Master Credit Card Trust USA Series 2000-L, Class A, 6.50%, 04/15/10	203
	New Century Home Equity Loan Trust
225	Series 2005-1, Class A2B, FRN, 5.54%, 03/25/35	225
250	Series 2005-1, Class M1, FRN, 5.77%, 03/25/35	251
265	Series 2005-2, Class A2B, FRN, 5.50%, 06/25/35	265
98	Nissan Auto Receivables Owner Trust Series 2003-B, Class A4, 2.05%, 03/16/09	96
	Onyx Acceptance Grantor Trust
274	Series 2003-D, Series A4, 3.20%, 03/15/10	270
158	Series 2004-B, Class A3, 3.09%, 09/15/08	158
	Option One Mortgage Loan Trust
83	Series 2003-1, Class A2, FRN, 5.74%, 02/25/33	83
48	Series 2003-5 Class A2, FRN, 5.64%, 08/25/33	48
	Residential Asset Securities Corp.
58	Series 2002-KS4, Class AIIB, FRN, 5.57%, 07/25/32	58
127	Series 2003-KS5, Class AIIB, FRN, 5.61%, 07/25/33	128
121	Series 2003-KS9, Class A2B, FRN, 5.64%, 11/25/33	121
500	Specialty Underwriting & Residential Finance Series 2006-BC3, Class M2, FRN, 5.63%, 06/25/37	500
	Triad Auto Receivables Owner Trust
525	Series 2003-B, Class A4, 3.20%, 12/13/10	514
1,365	Series 2004-A, Class A4, 2.50%, 09/13/10	1,327
615	Volkswagen Auto Loan Enhanced Trust Series 2003-2, Class A4, 2.94%, 03/22/10	602
	Wachovia Asset Securitization, Inc.
162	Series 2002-HE2, Class A, FRN, 5.75%, 12/25/32	163
281	Series 2003-HE2, Class AII1, FRN, 5.58%, 06/25/33	281
500	Wachovia Mortgage Loan Trust LLC Series WMC1, Class A2, FRN, 5.50%, 10/25/35	501
	WFS Financial Owner Trust
385	Series 2003-2, Class A4, 2.41%, 12/20/10	381
526	Series 2003-4, Class A4, 3.15%, 05/20/11	516
126	Series 2004-2, Class A3, 2.85%, 09/22/08	125
300	World Omni Auto Receivables Trust Series 2003-B, Class A4, 2.87%, 11/15/10	294
	Total Asset Backed Securities (Cost $22,011)	21,747
	Collateralized Mortgage Obligations — 10.4%
	Agency CMO — 6.7%
	Federal Home Loan Mortgage Corp.
24	Series 1087, Class I, 8.50%, 06/15/21	25
22	Series 1136, Class H, 6.00%, 09/15/21	22
101	Series 1254, Class N, 8.00%, 04/15/22	100
500	Series 1617, Class PM, 6.50%, 11/15/23	509
251	Series 1708, Class E, 6.00%, 03/15/09	251
382	Series 1710, Class GH, 8.00%, 04/15/24	402
265	Series 1732, Class K, 6.50%, 05/15/24	270
394	Series 1843, Class Z, 7.00%, 04/15/26	403
478	Series 2033, Class K, 6.05%, 08/15/23	477
1,592	Series 2097, Class PD, 8.00%, 11/15/28	1,736
71	Series 2097, Class PX, 6.00%, 10/15/27	71
543	Series 2115, Class PE, 6.00%, 01/15/14	547
113	Series 2136, Class PE, 6.00%, 01/15/28	113

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   39

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
116	Series 2368, Class OE, 5.50%, 03/15/15	116
537	Series 2388, Class VD, 6.00%, 08/15/19	537
348	Series 2391, Class QR, 5.50%, 12/15/16	346
773	Series 2394, Class MC, 6.00%, 12/15/16	778
918	Series 2405, Class JF, 6.00%, 01/15/17	924
500	Series 2425, Class OB, 6.00%, 03/15/17	503
500	Series 2455, Class GK, 6.50%, 05/15/32	506
300	Series 2457, Class PE, 6.50%, 06/15/32	301
768	Series 2473, Class JZ, 6.50%, 07/15/32	779
53	Series 2501, Class AG, 5.00%, 01/15/16	53
800	Series 2515, Class DE, 4.00%, 03/15/32	724
500	Series 2527, Class BP, 5.00%, 11/15/17	478
270	Series 2531, Class HN, 5.00%, 12/15/17	259
497	Series 2557, Class WJ, 5.00%, 07/15/14	492
300	Series 2614, Class TD, 3.50%, 05/15/16	281
400	Series 2617, Class TJ, 4.50%, 08/15/16	380
243	Series 2628, Class AD, 4.00%, 06/15/18	216
915	Series 2636, Class Z, 4.50%, 06/15/18	833
89	Series 2643, Class KG, 4.00%, 05/15/18	89
570	Series 2651, Class VZ, 4.50%, 07/15/18	517
575	Series 2695, Class DE, 4.00%, 01/15/17	532
500	Series 2701, Class OD, 5.00%, 09/15/18	490
400	Series 2715, Class NG, 4.50%, 12/15/18	367
250	Series 2717, Class GR, 4.50%, 01/15/27	239
500	Series 2733, Class PC, 4.50%, 06/15/28	471
345	Series 2748, Class LE, 4.50%, 12/15/17	326
903	Series 2751, Class AI, IO, 5.00%, 04/15/22	49
279	Series 2756, Class NA, 5.00%, 02/15/24	266
361	Series 2760, Class GI, IO, 4.50%, 02/15/11	8
500	Series 2763, Class PD, 4.50%, 12/15/17	471
400	Series 2764, Class UC, 5.00%, 05/15/27	391
154	Series 2778, Class TD, 4.25%, 06/15/33	146
1,442	Series 2779, Class SM, IF, IO, 1.95%, 10/15/18	76
500	Series 2780, Class MD, 5.00%, 09/15/31	465
325	Series 2780, Class TH, 5.00%, 09/15/29	313
763	Series 2781, Class PI, IO, 5.00%, 10/15/23	48
179	Series 2783, Class AT, 4.00%, 04/15/19	154
695	Series 2783, Class PD, 5.00%, 01/15/33	651
300	Series 2809, Class UB, 4.00%, 09/15/17	277
100	Series 2809, Class UC, 4.00%, 06/15/19	87
4,171	Series 2813, Class SB, IF, IO, 1.85%, 02/15/34	216
641	Series 2857, Class NI, IO, 5.00%, 04/15/17	17
4,184	Series 2861, Class GS, IF, IO, 2.00%, 01/15/21	162
194	Series 2922, Class GA, 5.50%, 05/15/34	191
520	Series 2931, Class DC, 4.00%, 06/15/18	477
352	Series 2931, Class AM, 4.50%, 07/15/19	338
221	Series 2949, Class PA, 5.50%, 03/15/34	218
182	Series 2958, Class KB, 5.50%, 04/15/35	180
385	Series 2984, Class NC, 5.50%, 09/15/31	375
200	Series 3007, Class LB, 4.50%, 04/15/25	194
290	Series 3031, Class AG, 5.00%, 02/15/34	270
330	Series 3098, Class PE, 5.00%, 06/15/34	305
665	Series 3101, Class PD, 5.50%, 05/15/34	634
395	Series 3106, Class PD, 5.50%, 06/15/34	377
55	Series 50, Class I, 8.00%, 06/15/20	56
361	Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series T-54, Class 2A, 6.50%, 02/25/43	363
426	Federal Home Loan Mortgage Corp.-Government National Mortgage Association Series 31, Class Z, 8.00%, 04/25/24	451
	Federal National Mortgage Association
105	Series 1990-106, Class J, 8.50%, 09/25/20	111
17	Series 1990-35, Class E, 9.50%, 04/25/20	18
32	Series 1990-7, Class B, 8.50%, 01/25/20	34
38	Series 1990-76, Class G, 7.00%, 07/25/20	38
20	Series 1991-73, Class A, 8.00%, 07/25/21	21
322	Series 1992-112, Class GB, 7.00%, 07/25/22	330
121	Series 1992-195, Class C, 7.50%, 10/25/22	124
92	Series 1993-135, Class PG, 6.25%, 07/25/08	92
109	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	112
1,200	Series 1997-42, Class PG, 7.00%, 07/18/12	1,223
188	Series 1998-66, Class B, 6.50%, 12/25/28	190
500	Series 2002-18, Class PC, 5.50%, 04/25/17	496
281	Series 2002-19, Class PE, 6.00%, 04/25/17	282
500	Series 2002-24, Class AJ, 6.00%, 04/25/17	502
400	Series 2002-63, Class LB, 5.50%, 10/25/17	395
224	Series 2002-7, Class QM, 6.00%, 02/25/20	224
506	Series 2003-110, Class WA, 4.00%, 08/25/33	463
500	Series 2003-39, Class PG, 5.50%, 05/25/23	471
650	Series 2003-47, Class PE, 5.75%, 06/25/33	617
218	Series 2003-53, Class JL, 5.00%, 12/25/31	204
410	Series 2003-55, Class CD, 5.00%, 06/25/23	382
500	Series 2003-81, Class LC, 4.50%, 09/25/18	460
550	Series 2003-83, Class PG, 5.00%, 06/25/23	519
300	Series 2003-86, Class PX, 4.50%, 02/25/17	286
500	Series 2004-36, Class PC, 5.50%, 02/25/34	481
1,443	Series 2004-61, Class TS, IF, IO, 1.78%, 10/25/31	55
1,145	Series 2004-87, Class JI, IO, 5.00%, 11/25/30	135
400	Series 2005-13, Class PC, 5.00%, 03/25/31	383

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
180	Series 2005-23, Class TG, 5.00%, 04/25/35	176
397	Series 2006-43, Class G, 6.50%, 09/25/33	398
574	Series 2006-43, Class LB, 5.50%, 04/25/35	546
520	Series 2006-59, Class DA, 6.50%, 12/25/33	524
1,315	Series 2006-59, Class DC, 6.50%, 12/25/33	1,325
550	Series 2006-63, Class AB, 6.50%, 10/25/33	555
520	Series 2006-63, Class AE, 6.50%, 10/25/33	524
169	Series G92-35, Class E, 7.50%, 07/25/22	175
	Government National Mortgage Association
514	Series 2004-39, Class IM, IO, 5.50%, 01/20/27	23
892	Series 2004-44, Class PK, IO, 5.50%, 10/20/27	67
288	Series 2004-46, Class IH, IO, 5.50%, 04/20/25	9
		37,659
	Non-Agency CMO — 3.7%
	Adjustable Rate Mortgage Trust
416	Series 2005-5, Class 6A21, FRN, 5.55%, 09/25/35 (m)	416
173	Series 2005-6A, Class 2A1, FRN, 5.63%, 11/25/35 (m)	174
154	Cendant Mortgage Corp. Series 2003-8, Class 1A8, 5.25%, 10/25/33	145
	Countrywide Alternative Loan Trust
310	Series 2004-16CB, Class 2A2, 5.00%, 08/25/19	301
1,221	Series 2004-28CB, Class 3A1, 6.00%, 01/25/35 (m)	1,193
663	Series 2006-12CB, Class A6, 6.00%, 05/25/36 (m)	654
2,034	Countrywide Home Loan Mortgage Pass Through Trust Series 2002-22, Class A20, 6.25%, 10/25/32 (m)	2,004
595	CS First Boston Mortgage Securities Corp. Series 2004-5, Class 1A8, 6.00%, 09/25/34	594
933	Downey Savings & Loan Association Mortgage Loan Trust Series 2005- AR6, Class 2A1A, FRN, 5.54%, 10/19/45	937
120	First Horizon Asset Securities, Inc. Series 2004-AR7, Class 2A1, FRN, 4.93%, 02/25/35	118
353	Greenpoint Mortgage Funding Trust Series 2005-AR4, Class 4A1A, FRN, 5.63%, 10/25/45	354
984	GSMPS Mortgage Loan Trust Series 2005-RP1, Class 1AF, FRN, 5.67%, 01/25/35 (e)	988
	Harborview Mortgage Loan Trust
1,164	Series 2005-3, Class 2A1A,FRN, 5.49%, 06/19/35	1,166
940	Series 2005-8, Class 1A2A, FRN, 5.58%, 09/19/35	943
1,000	Series 2006-5, Class 2A1A, FRN, 5.31%, 07/19/46	1,000
	Indymac Index Mortgage Loan Trust
567	Series 2004-AR7, Class A1, FRN, 5.76%, 09/25/34	573
855	Series 2005-AR14, Class 2A1A, FRN, 5.62%, 08/25/35	858
123	MASTR Asset Securitization Trust Series 2003-4, Class 2A2, 5.00%, 05/25/18	122
341	Medallion Trust (Australia) Series 2005-2G, Class A, FRN, 5.23%, 08/22/36	342
450	Permanent Financing plc (United Kingdom) Series 2, Class 4A, FRN, 5.52%, 12/10/09	451
	RESI Finance LP (Cayman Islands)
569	Series 2003-B, Class B3, FRN, 6.72%, 07/10/35 (e)	579
768	Series 2003-C, Class B3, FRN, 6.57%, 09/10/35 (e)	778
192	Series 2003-C, Class B4, FRN, 6.77%, 09/10/35 (e)	199
349	Series 2005-A, Class B3, FRN, 5.75%, 03/10/37 (e)	349
118	Series 2005-A, Class B4, FRN, 5.85%, 03/10/37 (e)	118
248	Series 2005-D, Class B4, FRN, 5.90%, 12/15/37 (e)	250
	Residential Accredit Loans, Inc.
175	Series 2004-QS8, Class A12, 5.00%, 06/25/34	169
500	Series 2006-QS6, Class 1A2, 6.00%, 06/25/36	495
510	Residential Asset Securitization Trust Series 2006-A2, Class A3, 6.00%, 05/25/36	502
439	SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 08/25/36 (e) (m)	438
521	Structured Asset Mortgage Investments, Inc. Series 2005-AK2, Class 2A1, FRN, 5.55%, 05/25/45	523
	Washington Mutual Mortgage Securities Corp.
469	Series 2005-AR15, Class A1A1, FRN, 5.58%, 11/25/45	471
280	Series 2005-AR2, Class 2A21, FRN, 5.65%, 01/25/45	281
701	Series 2005-AR9, Class A1A, FRN, 5.64%, 07/25/45	701
500	Washington Mutual, Inc. Series 2006-5, Class 2CB1, 6.00%, 07/25/36	492
	Wells Fargo Mortgage Backed Securities Trust
237	Series 2004-7, Class 2A2, 5.00%, 07/25/19	226

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   41

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
228	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	221
350	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	334
		20,459
	Total Collateralized Mortgage Obligations (Cost $59,008)	58,118
	Commercial Mortgage Backed Securities — 0.6%
400	Banc of America Commercial Mortgage, Inc. Series 2005-6, Class ASB, VAR, 5.35%, 09/10/47	385
345	Citigroup Commercial Mortgage Trust Series 2006-C4, Class A3, VAR, 5.72%, 03/15/49	341
299	CR Series 2000-ZC2, Class A4A, 6.70%, 08/10/14 (e) (m)	302
520	Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3, VAR, 5.83%, 06/15/38	520
245	LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4, VAR, 5.90%, 06/15/38	246
155	Merrill Lynch Mortgage Trust Series 2006-C1, Class A4, VAR, 5.84%, 05/12/39	155
1,250	Morgan Stanley Capital I Series 2006-IQ11, Class A2, VAR, 5.69%, 10/15/42	1,245
340	Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A3, VAR, 6.01%, 06/15/45	342
	Total Commercial Mortgage Backed Securities (Cost $3,585)	3,536
	Corporate Bonds — 8.9%
	Aerospace & Defense — 0.0% (g)
50	L-3 Communications Corp. 5.88%, 01/15/15	47
	Airlines — 0.0% (g)
130	Continental Airlines, Inc. Series 1999-2, Class A2, 7.06%, 03/15/11	133
	Auto Components — 0.0% (g)
30	TRW Automotive, Inc. 9.38%, 02/15/13	32
	Automobiles — 0.3%
	DaimlerChrysler NA Holding Corp.
200	7.20%, 09/01/09	206
820	5.88%, 03/15/11	806
400	Series E, FRN, 5.68%, 10/31/08	402
125	General Motors Corp. 7.20%, 01/15/11	111
		1,525
	Capital Markets — 1.1%
50	Arch Western Finance LLC 6.75%, 07/01/13 (m)	48
	Bear Stearns Cos., Inc. (The)
200	4.50%, 10/28/10	191
240	FRN, 5.30%, 04/29/08 (m)	240
150	5.70%, 11/15/14	147
	Citigroup, Inc.
644	5.00%, 09/15/14	603
55	6.63%, 06/15/32	57
	Credit Suisse First Boston USA, Inc.
315	FRN, 5.35%, 06/02/08	315
500	6.50%, 01/15/12	516
100	Goldman Sachs Group LP 7.20%, 03/01/07 (e)	101
	Goldman Sachs Group, Inc.
375	4.75%, 07/15/13	349
250	FRN, 5.54%, 06/23/09	250
615	6.45%, 05/01/36	589
175	Kaupthing Bank (Iceland) 7.13%, 05/19/16 (e)	172
450	Lehman Brothers Holdings, Inc. 6.63%, 01/18/12	466
	Merrill Lynch & Co., Inc.
350	Series C, 4.13%, 01/15/09	337
250	Series C, FRN, 5.20%, 10/27/08	250
170	6.05%, 05/16/16	169
	Morgan Stanley
145	3.63%, 04/01/08	140
250	FRN, 5.29%, 11/09/07	250
500	6.75%, 04/15/11	519
155	UBS Preferred Funding Trust V VAR, 6.24%, 12/31/49	153
		5,862
	Chemicals — 0.1%
250	Dow Capital BV (Netherlands) 8.50%, 06/08/10	271
55	Huntsman LLC 11.50%, 07/15/12	61
35	PolyOne Corp. 10.63%, 05/15/10	38
		370
	Commercial Banks — 1.4%
200	Bank of America Corp. 7.80%, 02/15/10	213
150	Branch Banking & Trust Co. 4.88%, 01/15/13	143
295	Commonwealth Bank of Australia (Australia) VAR, 6.02%, 12/31/49 (e) (m)	281
105	DBS Bank Ltd. (Singapore) VAR, 5.00%, 11/15/19 (e)	96
440	FleetBoston Financial Corp. 7.38%, 12/01/09	463
	Glitnir Banki HF (Iceland)
175	FRN, 5.23%, 10/15/08 (e)	174

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
180	VAR, 6.69%, 06/15/16 (e)	179
500	HBOS plc (United Kingdom) VAR, 5.92%, 12/31/49 (e)	460
290	Industrial Bank of Korea (South Korea) VAR, 4.00%, 05/19/14 (e)	273
300	Keycorp Series G, 4.70%, 05/21/09	292
340	Marshall & Ilsley Corp. 4.38%, 08/01/09	328
250	National City Corp. 4.90%, 01/15/15	232
100	Popular North America, Inc. 4.25%, 04/01/08	97
50	RBS Capital Trust I VAR, 4.71%, 12/31/49	45
100	Royal Bank of Canada (Canada) 3.88%, 05/04/09	96
440	Sberbank of Russia (Russia) FRN, 6.86%, 10/24/06	442
260	Shinhan Bank (South Korea) VAR, 5.66%, 03/02/35	234
210	Shinsei Finance II (Cayman Islands) VAR, 7.16%, 12/31/49 (e)	200
260	Standard Chartered First Bank Korea Ltd. (South Korea) VAR, 7.27%, 03/03/34 (e)	268
300	SunTrust Banks, Inc. 5.00%, 09/01/15	282
1,000	UBS AG (Jersey) Series E, FRN, 5.02%, 07/20/06	1,000
50	UnionBanCal Corp. 5.25%, 12/16/13	48
370	United Overseas Bank Ltd. (Singapore) VAR, 5.38%, 09/03/19 (e)	346
290	VTB Capital SA for Vneshtorgbank (Luxembourg) FRN, 6.17%, 09/21/07 (e)	290
340	Wachovia Capital Trust III VAR, 5.80%, 12/31/49	330
350	Wachovia Corp. 3.63%, 02/17/09	333
300	Wells Fargo & Co. 6.38%, 08/01/11	308
245	Woori Bank (South Korea) VAR, 5.75%, 03/13/14 (e)	242
		7,695
	Commercial Services & Supplies — 0.0% (g)
55	ACCO Brands Corp. 7.63%, 08/15/15 (m)	51
20	Corrections Corp. of America 6.25%, 03/15/13	19
20	Iron Mountain, Inc. 6.63%, 01/01/16	18
120	PHH Corp. 7.13%, 03/01/13	121
		209
	Communications Equipment — 0.1%
360	Cisco Systems, Inc. 5.25%, 02/22/11 (m)	353
	Computers & Peripherals — 0.1%
250	Hewlett-Packard Co. FRN, 5.34%, 05/22/09	250
170	International Business Machines Corp. 4.38%, 06/01/09	165
		415
	Construction Materials — 0.0% (g)
120	Hanson Australia Funding Ltd. (Australia) 5.25%, 03/15/13	113
	Consumer Finance — 0.8%
250	American Express Credit Corp. 3.00%, 05/16/08	238
	American General Finance Corp.
240	Series H, 4.00%, 03/15/11	222
315	Series H, 4.50%, 11/15/07 (m)	310
130	Series I, 4.63%, 05/15/09	126
300	Series I, FRN, 5.61%, 06/27/08 (m)	300
	Ford Motor Credit Co.
225	FRN, 6.37%, 03/21/07	224
25	FRN, 6.64%, 01/15/10	23
55	7.25%, 10/25/11	49
300	7.38%, 02/01/11	269
70	General Motors Acceptance Corp. 6.88%, 08/28/12	66
410	HSBC Finance Capital Trust IX VAR, 5.91%, 11/30/35	391
	HSBC Finance Corp.
500	Series 1, FRN, 5.31%, 05/09/08	501
600	8.00%, 07/15/10	647
	International Lease Finance Corp.
195	4.88%, 09/01/10	189
100	5.00%, 04/15/10	97
275	FRN, 5.43%, 05/24/10	275
300	John Deere Capital Corp. Series D, 3.63%, 05/25/07	295
320	SLM Corp. Series A, FRN, 5.18%, 01/25/08	320
		4,542
	Containers & Packaging — 0.0% (g)
30	Graphic Packaging International Corp. 8.50%, 08/15/11	30
60	Owens-Brockway Glass Container, Inc. 8.25%, 05/15/13	60
		90
	Diversified Consumer Services — 0.0% (g)
75	Service Corp. International 6.75%, 04/01/16	69

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   43

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — 0.7%
300	Caterpillar Financial Services Corp. Series F, 4.50%, 09/01/08	293
405	CIT Group Holdings, Inc. FRN, 5.28%, 01/30/09 (m)	406
	General Electric Capital Corp.
100	Series A, 3.13%, 04/01/09	94
550	Series A, 5.88%, 02/15/12	553
265	ILFC E-Capital Trust I VAR, 5.90%, 12/21/65 (e)	258
265	Mantis Reef Ltd. (Australia) Series B, 4.80%, 11/03/09 (e)	254
76	Mizuho Capital Investment 1 Ltd. (Cayman Islands) VAR, 6.69%, 12/31/49 (e)	72
355	Mizuho JGB Investment LLC VAR, 9.87%, 12/31/49 (e)	380
495	Mizuho Preferred Capital Co. LLC VAR, 8.79%, 12/31/49 (e)	520
260	MUFG Capital Finance 1 Ltd. (Cayman Islands) VAR, 6.35%, 12/31/49	251
170	Resona Preferred Global Securities Cayman Ltd. (Cayman Islands) VAR, 7.19%, 12/31/49 (e)	171
155	Swiss RE Capital I LP VAR, 6.85%, 12/31/49 (e)	152
400	Textron Financial Corp. 4.60%, 05/03/10	384
200	TRAINS, Series HY1-2006, 7.55%, 05/01/16 (e)	196
95	Visant Corp. 7.63%, 10/01/12	92
		4,076
	Diversified Telecommunication Services — 0.8%
	AT&T, Inc.
265	FRN, 5.38%, 11/14/08	266
405	6.80%, 05/15/36 (m)	401
250	BellSouth Corp. 6.00%, 10/15/11	250
180	British Telecommunications plc (United Kingdom) 8.37%, 12/15/10	198
25	Consolidated Communications Holdings, Inc. 9.75%, 04/01/12	26
140	Deutsche Telekom International Finance BV (Netherlands) 8.50%, 06/15/10	150
	Embarq Corp.
300	7.08%, 06/01/16	298
95	8.00%, 06/01/36	95
60	France Telecom S.A. (France) 7.75%, 03/01/11	64
600	Nynex Capital Funding Co. Series B, SUB, 8.23%, 10/15/09	636
40	Qwest Communications International, Inc. FRN, 8.67%, 02/15/09	41
15	Qwest Corp. 8.88%, 03/15/12	16
250	SBC Communications, Inc. 5.88%, 02/01/12	248
	Sprint Capital Corp.
350	6.00%, 01/15/07	350
280	6.90%, 05/01/19	288
175	7.63%, 01/30/11	186
40	8.75%, 03/15/32	48
500	Telefonica Emisones SAU (Spain) FRN, 5.71%, 06/19/09	500
280	Verizon Communications, Inc. 5.35%, 02/15/11	273
155	Verizon Global Funding Corp. 5.85%, 09/15/35	135
		4,469
	Electric Utilities — 0.8%
135	Appalachian Power Co. Series L, 5.80%, 10/01/35 (m)	121
100	Carolina Power & Light Co. 5.13%, 09/15/13	95
55	Consolidated Edison Co. of New York 4.70%, 06/15/09	54
200	Constellation Energy Group, Inc. 6.35%, 04/01/07	201
	Dominion Resources, Inc.
300	Series D, FRN, 5.79%, 09/28/07	300
350	Series B, 6.25%, 06/30/12	352
110	6.30%, 03/15/33	103
770	Series A, 8.13%, 06/15/10	826
400	DTE Energy Co. Series A, 6.65%, 04/15/09	407
300	Exelon Corp. 6.75%, 05/01/11	310
355	Midamerican Energy Holdings Co. 6.13%, 04/01/36 (e)	332
390	Nisource Finance Corp. 5.45%, 09/15/20	352
120	Ohio Power Co. Series K, 6.00%, 06/01/16	118
95	Pacific Gas & Electric Co. 6.05%, 03/01/34	90
285	Pacificorp 4.30%, 09/15/08	277
235	PSEG Power LLC 7.75%, 04/15/11	252
325	Public Service Enterprise Group, Inc. FRN, 5.80%, 09/21/08	326
		4,516
	Energy Equipment & Services — 0.0% (g)
165	Smith International, Inc. 6.00%, 06/15/16	163
	Food & Staples Retailing — 0.1%
250	Kroger Co. (The) 8.05%, 02/01/10	266
200	Wal-Mart Stores, Inc. 4.13%, 02/15/11	188
		454
	Gas Utilities — 0.0% (g)
70	Sempra Energy 4.75%, 05/15/09	68

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — 0.0% (g)
50	Fresenius Medical Care Capital Trust II 7.88%, 02/01/08	51
	Health Care Providers & Services — 0.0% (g)
	HCA, Inc.
25	6.50%, 02/15/16	23
15	6.95%, 05/01/12	15
		38
	Hotels, Restaurants & Leisure — 0.0% (g)
45	ITT Corp. 7.38%, 11/15/15	45
65	MGM Mirage, Inc. 5.88%, 02/27/14	58
40	Vail Resorts, Inc. 6.75%, 02/15/14	38
		141
	Household Durables — 0.0% (g)
30	Beazer Homes USA, Inc. 6.88%, 07/15/15 (m)	27
50	Sealy Mattress Co. 8.25%, 06/15/14	50
		77
	Household Products — 0.0% (g)
35	Spectrum Brands, Inc. 7.38%, 02/01/15	28
	Industrial Conglomerates — 0.1%
345	Hutchison Whampoa International Ltd. (Cayman Islands) 7.45%, 11/24/33 (e)	365
	Insurance — 0.5%
100	Ace INA Holdings, Inc. 5.88%, 06/15/14	97
350	Allstate Corp. (The) 6.13%, 02/15/12	356
150	American International Group, Inc. 2.88%, 05/15/08	143
180	Axis Capital Holdings Ltd. (Bermuda) 5.75%, 12/01/14 (m)	170
175	Endurance Specialty Holdings Ltd. (Bermuda) 7.00%, 07/15/34	162
365	Great West Life & Annuity Insurance Co. VAR, 7.15%, 05/16/46 (e)	356
280	ING Groep N.V. (Netherlands) VAR, 5.78%, 12/31/49	266
125	Lincoln National Corp. VAR, 7.00%, 05/17/66	124
285	Oil Insurance Ltd. (Bermuda) VAR, 7.56%, 12/31/49 (e)	284
150	Principal Life, Income Funding Trusts 3.20%, 04/01/09	141
	Protective Life Secured Trust
60	4.00%, 10/07/09	58
150	4.00%, 04/01/11	139
300	Stingray Pass-Through (Cayman Islands) 5.90%, 01/12/15 (e)	280
		2,576
	IT Services — 0.0% (g)
50	Sungard Data Systems, Inc. 9.13%, 08/15/13 (e)	52
	Media — 0.5%
35	Charter Communications Operating LLC 8.00%, 04/30/12 (e) (m)	35
	Comcast Cable Communications Holdings, Inc.
100	8.38%, 03/15/13	111
225	6.88%, 06/15/09	231
300	8.38%, 05/01/07	306
100	COX Communications, Inc. 7.75%, 11/01/10	106
55	DirecTV Holdings LLC 6.38%, 06/15/15	51
30	Echostar DBS Corp. 7.13%, 02/01/16 (e)	29
550	Historic TW, Inc. 9.13%, 01/15/13	629
	News America, Inc.
40	6.20%, 12/15/34	36
250	6.75%, 01/09/38	254
115	7.75%, 12/01/45	121
190	TCI Communications, Inc. 7.88%, 02/15/26	205
100	Thomson Corp. (The) (Canada) 4.25%, 08/15/09	95
	Viacom, Inc.
155	6.88%, 04/30/36 (e)	149
500	FRN, 5.69%, 06/16/09 (e)	500
140	6.25%, 04/30/16 (e)	136
		2,994
	Metals & Mining — 0.1%
165	Newmont Mining Corp. 5.88%, 04/01/35	148
150	Teck Cominco Ltd. (Canada) 6.13%, 10/01/35	134
		282
	Multi-Utilities — 0.1%
	Duke Energy Corp.
500	6.25%, 01/15/12	509
100	6.45%, 10/15/32	99
105	Xcel Energy, Inc. 6.50%, 07/01/36	103
		711
	Office Electronics — 0.0% (g)
150	Pitney Bowes, Inc. 3.88%, 06/15/13	133

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   45

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 0.3%
150	Anadarko Finance Co. (Canada) Series B, 7.50%, 05/01/31 (m)	161
50	Chesapeake Energy Corp. 6.50%, 08/15/17 (m)	46
300	Conoco Funding Co. (Canada) 6.35%, 10/15/11	309
107	Deutsche Bank AG for Gazstream S.A. (Germany) 5.63%, 07/22/13 (e)	104
215	Enterprise Products Operating LP Series B, 6.65%, 10/15/34	204
305	Gazprom International S.A. (Luxembourg) 7.20%, 02/01/20	309
15	Kinder Morgan Energy Partners LP 7.40%, 03/15/31	16
175	OAO Gazprom (Russia) 9.13%, 04/25/07	178
300	Occidental Petroleum Corp. 9.25%, 08/01/19	383
110	Xcel Energy, Inc. 5.65%, 04/01/16	104
		1,814
	Paper & Forest Products — 0.0% (g)
40	Georgia Pacific Corp. 7.70%, 06/15/15	38
	Pharmaceuticals — 0.0% (g)
110	Teva Pharmaceutical Finance LLC 6.15%, 02/01/36	99
	Road & Rail — 0.2%
175	BNSF Funding Trust I VAR, 6.61%, 12/15/55 (m)	164
200	Burlington Northern Santa Fe Corp. 6.13%, 03/15/09	202
300	CSX Corp. 7.45%, 05/01/07	304
350	Norfolk Southern Corp. 7.05%, 05/01/37	382
250	Union Pacific Corp. 6.65%, 01/15/11	259
		1,311
	Software — 0.1%
325	Oracle Corp and Ozark Holding Inc. FRN, 5.73%, 01/13/09	325
35	UGS Corp. 10.00%, 06/01/12	38
		363
	Thrifts & Mortgage Finance — 0.6%
300	Bancaja US Debt S.A. FRN, 5.66%, 07/10/09 (e)	300
225	Countrywide Financial Corp. FRN, 5.68%, 03/24/09	225
300	Countrywide Home Loans, Inc. Series L, 4.00%, 03/22/11	276
	Residential Capital Corp.
400	6.13%, 11/21/08	396
530	6.38%, 06/30/10	523
325	FRN, 6.49%, 11/21/08	326
500	FRN, 6.90%, 04/17/09 (e)	500
350	Sovereign Bancorp, Inc. FRN, 5.51%, 03/01/09 (e)	350
	Washington Mutual, Inc.
100	4.20%, 01/15/10	95
250	4.63%, 04/01/14	226
		3,217
	Wireless Telecommunication Services — 0.1%
	New Cingular Wireless Services, Inc.
150	7.88%, 03/01/11	162
10	8.13%, 05/01/12 (m)	11
60	Rogers Wireless, Inc. (Canada) 6.38%, 03/01/14	57
		230
	Total Corporate Bonds (Cost $50,499)	49,721
	Foreign Government Securities — 0.6%
455	Brazilian Government International Bond (Brazil) 12.25%, 03/06/30	667
630	Government of Argentina (Argentina) FRN, 4.89%, 08/03/12	521
	Mexico Government International Bond (Mexico)
200	4.63%, 10/08/08	195
90	6.38%, 01/16/13	90
255	Series A, 8.00%, 09/24/22	284
150	Peru Government International Bond (Peru)
	7.35%, 07/21/25	147
	Russia Government International Bond (Russia)
500	12.75%, 06/24/28	842
	Venezuela Government International Bond (Venezuela)
405	5.75%, 02/26/16	360
30	7.00%, 12/01/18	29
115	9.38%, 01/13/34	135
	Total Foreign Government Securities (Cost $3,301)	3,270
	Mortgage Pass-Through Securities — 8.3%
	Federal Home Loan Mortgage Corp. Gold Pools
955	4.00%, 05/01/14 - 08/01/18	889
394	6.00%, 04/01/14 - 02/01/35	391
351	6.50%, 03/01/13 - 02/01/26	355
285	7.00%, 01/01/12 - 02/01/26	290
49	7.50%, 05/01/26 - 08/01/27	51

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
120	8.00%, 03/01/08 - 05/01/25	123
23	8.50%, 07/01/26	24
10	9.00%, 08/01/09	10
2,892	TBA, 5.50%, 08/15/36	2,775
11,930	TBA, 6.00%, 07/15/36 - 08/15/36	11,734
	Federal National Mortgage Association Various Pools
417	5.50%, 12/01/33	402
630	6.00%, 01/01/14 - 08/01/33	626
259	6.50%, 05/01/11 - 02/01/26	262
617	6.79%, 11/01/07	618
209	7.00%, 09/01/07 - 03/01/26	214
140	7.50%, 08/01/09 - 11/01/26	143
150	8.00%, 11/01/22 - 06/01/24	159
86	8.50%, 11/01/18	91
45	9.00%, 08/01/24	48
4,692	TBA, 5.50%, 07/25/21 - 08/25/21	4,601
6,490	TBA, 5.50%, 08/25/36	6,225
2,400	TBA, 6.00%, 08/25/36	2,357
7,225	TBA, 6.50%, 08/25/36	7,254
550	TBA, 7.00%, 08/25/36	562
	Government National Mortgage Association Various Pools
63	5.50%, 04/20/11	62
600	6.50%, 07/15/08 - 03/15/28	608
400	7.00%, 07/15/08 - 05/15/26	410
54	7.50%, 08/15/07 - 05/15/26	57
107	8.00%, 04/15/24 - 07/20/28	113
286	8.50%, 06/15/22 - 01/15/27	308
6	10.00%, 07/15/18	7
3	13.50%, 05/15/11	3
2,050	TBA, 5.50%, 07/15/36	1,987
2,150	TBA, 6.00%, 07/15/36	2,132
	Total Mortgage Pass-Through Securities (Cost $45,918)	45,891
	U.S. Government Agency Securities — 0.4%
	Federal National Mortgage Association
1,350	5.38%, 11/15/11	1,344
500	7.13%, 01/15/30	597
	Total U.S. Government Agency Securities (Cost $1,975)	1,941
	U.S. Treasury Obligations — 9.5%
	U.S. Treasury Bonds
245	5.38%, 02/15/31 (m)	249
3,000	10.38%, 11/15/12	3,202
	U.S. Treasury Inflation Indexed Bonds
16	1.63%, 01/15/15	15
246	3.88%, 01/15/09	254
2,255	4.50%, 02/15/36 (m)	2,022
	U.S. Treasury Notes
4,555	2.38%, 08/15/06 (m)	4,541
4,500	2.63%, 11/15/06	4,457
125	2.75%, 07/31/06 (m)	125
3,030	2.88%, 11/30/06 (m)	3,001
40	3.63%, 06/30/07 (m)	39
205	3.88%, 07/31/07 (m)	202
2,000	4.25%, 08/15/13	1,897
170	4.25%, 11/15/13 (m)	161
303	4.25%, 11/15/14 (m)	285
505	4.75%, 03/31/11 (m)	497
13,255	4.88%, 04/30/08 (m)	13,183
5,000	4.88%, 05/15/09	4,966
5,040	4.88%, 04/30/11 (m)	4,989
195	5.13%, 05/15/16 (m)	195
	U.S. Treasury Bonds Coupon STRIPS
7,500	02/15/12	5,649
2,100	11/15/14	1,366
1,905	02/15/15	1,223
1,150	08/15/15	719
	Total U.S. Treasury Obligations (Cost $53,878)	53,237
	Total Long-Term Investments (Cost $506,690)	577,526

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   47

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS	SECURITY DESCRIPTION	VALUE($)
	Options Purchased — 0.2%
	Call Options Purchased — 0.0% (g)
21	Call Option on 5 Year U.S. Treasury Note Expiring 07/21/06 @ $102.50, American Style	20

NOTIONAL AMOUNT($)
1,050	Call Option on U.S. Treasury Note Expiring 07/06/06 @ $100.79, American Style	—	(h)
	Receiver Swaption on Interest Rate
2,395	Expiring 11/06/06. If exercised the Portfolio receives 5.81% and pays floating 3 month LIBOR expiring 11/08/36, European Style	59
1,500	Expiring 12/14/15. If exercised the Portfolio receives 5.38% and pays floating 3 month LIBOR expiring 12/17/35, European Style	65
		144

CONTRACTS
	Put Options Purchased — 0.2%
29	Put Option on Eurodollar Expiring 09/18/06 @ $94.13, American Style	1
179	Put Option on 10 Year U.S. Treasury Note
	Expiring 07/21/06 @ $104.00, American Style	25
20	Put Option on U.S. Treasury Bond
	Expiring 08/25/06 @ $101.00, American Style	1
20	Put Option on U.S. Treasury Bill Futures Expiring 08/25/06 @ $104.00, American Style	6
66	Put Option on U.S. Treasury Note Futures Expiring 08/25/06 @ $103.00, American Style	9

NOTIONAL AMOUNT($)
	Put Option on FNMA, 30 Year Fixed, 5.50%, TBA
3,640	Expiring 08/07/06 @ $96.38, European Style	25
7,070	Expiring 09/06/06 @ $96.09, European Style	53
2,380	Put Option on FNMA, 30 Year Fixed, 6.00%, TBA Expiring 09/06/06 @ $97.90, European Style	18
1,900	Put Option on FNMA, 30 Year Fixed, 6.50%, TBA Expiring 09/06/06 @ $100.69, European Style	11
	Payer Swaption on Interest Rate
2,395	Expiring 11/06/06. If exercised the Portfolio pays 5.82% and receives floating 3 month LIBOR expiring 11/08/36, European Style.	55
6,500	Expiring 05/19/08. If exercised the Portfolio pays 5.76% and receives floating 3 month LIBOR expiring 05/21/38, European Style.	378
6,250	Expiring 05/19/08. If exercised the Portfolio pays 5.76% and receives floating 3 month LIBOR expiring 05/21/38, European Style.	365
1,500	Expiring 12/14/15. If exercised the Portfolio pays 5.38% and receives floating 3 month LIBOR expiring 12/17/35, European Style.	118
1,979	Expiring 08/07/06. If exercised the Portfolio pays 6.10% and receives floating 3 month LIBOR expiring 08/09/16, European Style.	1
2,411	Expiring 09/06/06. If exercised the Portfolio pays 6.10% and receives floating 3 month LIBOR expiring 09/08/16, European Style.	4
		1,070
	Total Options Purchased (Cost $1,310)	1,214

PRINCIPAL AMOUNT($)
Short-Term Investments — 3.4%
	Commercial Paper — 1.9%
2,000	Dexia Delaware, 5.20%, 08/16/06 (m) (n)	1,987
2,000	Intensa Funding LLC, 5.06%, 07/03/06 (m) (n)	1,999
1,250	KBC Financial Products International, Ltd. (Cayman Islands), 5.04%, 07/05/06 (e) (m) (n)	1,249
2,000	San Paolo IMI S.p.A, 5.24%, 08/16/06 (m) (n)	1,987
1,500	St. George Bank Ltd. (Australia), 5.08%, 07/17/06 (e) (m)	1,497
1,750	Yorktown, 5.23%, 07/27/06 (m) (n)	1,743
	Total Commercial Paper (Cost $10,462)	10,462
SHARES
	Investment Companies — 1.5%
1,726	JPMorgan Liquid Assets Money Market Fund (b)	1,726
6,594	JPMorgan Prime Money Market Fund (b) (m)	6,594
	Total Investment Companies (Cost $8,320)	8,320

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.0% (g)
140	U.S. Treasury Bills 5.45%, 09/28/06 (k) (n) (Cost $138)	138
	Total Short-Term Investments (Cost $18,920)	18,920

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — 1.3%
	Certificates of Deposit — 0.2%
475	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	475
200	Deutsche Bank New York, FRN, 5.41%, 01/22/08	200
175	Royal Bank of Canada, New York, FRN, 5.30%, 11/13/06	175
200	Societe Generale New York, FRN, 5.26%, 06/20/07	200
		1,050
	Corporate Notes — 0.4%
150	Alliance and Leicester plc, FRN, 5.13%, 07/31/07	150
200	American Express Credit Corp., FRN, 5.21%, 01/15/08	200
200	Bank of America, FRN, 5.31%, 11/07/06	200
200	Banque Federative Du Credit Mutuel, FRN, 5.30%, 07/13/07	200
150	Beta Finance, Inc., FRN, 5.38%, 03/15/07	150
200	CDC Financial Products, Inc., FRN, 5.41%, 07/31/06	200
450	Citigroup Global Markets, Inc., FRN, 5.38%, 07/07/06	450
150	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 10/24/06	150
175	Links Finance LLC, FRN, 5.36%, 10/06/06	175
200	Macquarie Bank Ltd., FRN, 5.30%, 07/31/07	200
175	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	175
		2,250
	Repurchase Agreements — 0.7%
920	Bank of America Securities LLC, 5.32%, dated 6/30/06, due 07/03/06, repurchase price $920, collateralized by U.S. Government Agency Mortgages.	920
1,000	Lehman Brothers Inc., 5.32%, dated 6/30/06, due 07/03/06, repurchase price $1,000, collateralized by U.S. Government Agency Mortgages.	1,000
1,000	Morgan Stanley & Co., Inc., 5.33%, dated 6/30/06, due 07/03/06, repurchase price $1,000, collateralized by U.S. Government Agency Mortgages.	1,000
1,000	UBS Securities LLC, 5.32%, dated 6/30/06, due 07/03/06, repurchase price $1,000, collateralized by U.S. Government Agency Mortgages.	1,000
		3,920
	Total Investments of Cash Collateral for Securities Loaned (Cost $7,220)	7,220
	Total Investments — 108.4% (Cost $534,140)	604,880
	Liabilities in Excess of Other Assets — (8.4)%	(46,781)
	NET ASSETS — 100.0%	$558,099

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   49

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
63	5 Year U.S. Treasury Notes	September, 2006	$6,515	$20
163	10 Year U.S. Treasury Notes	September, 2006	17,092	45
92	Dow Jones Euro Stock	September, 2006	4,309	159
13	Russell 2000 Index	September, 2006	4,755	89
10	Topix Index	September, 2006	1,389	(6)
	Short Futures Outstanding
(13)	2 Year U.S. Treasury Notes	September, 2006	(2,636)	10
(1)	5 Year U.S. Treasury Notes	September, 2006	(103)	—	(h)
(11)	U.S. Treasury Bond	September, 2006	(1,173)	4
(36)	FTSE 100 Index	September, 2006	(3,878)	(109)
(8)	S & P 500	September, 2006	(2,559)	—	(h)
(16)	Eurodollar	December, 2006	(3,776)	72
				$284

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)		VALUE AT 06/30/06 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
6,786,680	AUD	8/29/2006	$5,116		$5,040		$(76)
507,464	AUD for
295,291	EUR	8/29/2006	377	#	379	#	2
658,350	AUD for
55,492,317	JPY	8/29/2006	489	#	489	#	— (h)
784,208	CHF	8/29/2006	655		645		(10)
490,209	CHF for
544,354	AUD	8/29/2006	403	#	404	#	1
315,254	CHF for
203,557	EUR	8/29/2006	259	#	261	#	2
4,126,174	EUR	8/29/2006	5,366		5,298		(68)
337,292	EUR for
48,320,509	JPY	8/29/2006	433	#	426	#	(7)
420,553	EUR for
3,291,727	NOK	8/29/2006	540	#	531	#	(9)
480,000	EUR for
4,475,770	SEK	8/29/2006	616	#	625	#	9
4,478,528	GBP	8/29/2006	8,423		8,292		(131)
370,479	GBP for
834,554	CHF	8/29/2006	686	#	687	#	1
2,211,361	GBP for
3,201,392	EUR	8/29/2006	4,094	#	4,110	#	16
448,306	GBP for
93,497,413	JPY	8/29/2006	830	#	824	#	(6)
2,767,652	HKD	8/29/2006	357		357		— (h)
564,465,009	JPY	8/29/2006	5,113		4,973		(140)
21,287,884	SEK	8/29/2006	2,923		2,972		49
11,602,774	SEK for
1,964,241	CHF	8/29/2006	1,620	#	1,617	#	(3)
			$38,300		$37,930		$(370)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   51

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 06/30/06 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
1,975,375	AUD	08/29/06	$1,479	$1,468	$ 11
2,159,698	CHF	08/29/06	1,797	1,778	19
11,010,076	EUR	08/29/06	14,220	14,136	84
1,480,095	GBP	08/29/06	2,788	2,740	48
5,075,825	HKD	08/29/06	656	655	1
377,706,339	JPY	08/29/06	3,389	3,327	62
11,874,733	NOK	08/29/06	1,953	1,915	38
2,590,091	SEK	08/29/06	355	361	(6)
839,504	SGD	08/29/06	534	532	2
			$27,171	$26,912	$ 259

#	For cross-currency exchange contracts, the settlement value is the market value at 06/30/06 of the currency being sold, and the value at 06/30/06 is the market value of the currency being purchased.

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Capital	5.45% semi-annually	3 month LIBOR	6/8/11	$1,595	$13
Credit Suisse International	3 month LIBOR	5.88% semi-annually	6/27/36	156	2
Credit Suisse International	3 month LIBOR	5.32% semi-annually	4/25/08	5,240	(26)
Credit Suisse International	5.53% semi-annually	3 month LIBOR	4/25/16	2,570	35
Credit Suisse International	5.82% semi-annually	3 month LIBOR	6/27/16	862	(6)
Credit Suisse International	3 month LIBOR	5.67% semi-annually	4/25/36	685	(13)
Deutsche Bank AG, New York	3 month LIBOR	5.86% semi-annually	6/26/38	236	1
Deutsche Bank AG, New York	3 month LIBOR	5.39% semi-annually	6/7/08	7,420	(31)
Deutsche Bank AG, New York	3 month LIBOR	5.58% semi-annually	7/19/08	6,675	(7)
Deutsche Bank AG, New York	5.03% semi-annually	3 month LIBOR	11/15/10	1,490	34
Deutsche Bank AG, New York	5.76% semi-annually	3 month LIBOR	7/3/11	2,560	(12)
Deutsche Bank AG, New York	5.58% semi-annually	3 month LIBOR	5/21/13	10,238	49
Deutsche Bank AG, New York	5.58% semi-annually	3 month LIBOR	5/21/13	10,035	48
Deutsche Bank AG, New York	5.77% semi-annually	3 month LIBOR	6/26/13	1,989	(4)
Deutsche Bank AG, New York	5.56% semi-annually	3 month LIBOR	6/7/16	3,640	44
Deutsche Bank AG, New York	5.68% semi-annually	3 month LIBOR	7/19/16	4,380	18
Deutsche Bank AG, New York	3 month LIBOR	5.69% semi-annually	6/7/36	965	(16)
Deutsche Bank AG, New York	3 month LIBOR	5.75% semi-annually	7/19/36	1,450	(13)
Deutsche Bank AG, New York	3 month LIBOR	5.76% semi-annually	5/21/38	2,873	(26)
Deutsche Bank AG, New York	3 month LIBOR	5.76% semi-annually	5/21/38	2,865	(25)
Lehman Brothers Special Financing	3 month LIBOR	5.15% semi-annually	3/24/08	5,270	27
Lehman Brothers Special Financing	3 month LIBOR	5.6% semi-annually	7/19/08	9,695	(7)
Lehman Brothers Special Financing	5.42% semi-annually	3 month LIBOR	5/21/09	2,160	13
Lehman Brothers Special Financing	5.22% semi-annually	3 month LIBOR	3/24/16	2,575	72
Lehman Brothers Special Financing	5.79% semi-annually	3 month LIBOR	6/27/16	960	— (h)
Lehman Brothers Special Financing	5.69% semi-annually	3 month LIBOR	7/19/16	6,360	50
Lehman Brothers Special Financing	3 month LIBOR	5.29% semi-annually	3/24/36	665	(45)

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Lehman Brothers Special Financing	3 month LIBOR	5.75% semi-annually	7/19/36	$2,120	$(37)
Merrill Lynch Capital Services	5.73% semi-annually	3 month LIBOR	6/21/16	1,100	— (h)
Merrill Lynch Capital Services	3 month LIBOR	5.42% semi-annually	3/24/26	643	(15)
Merrill Lynch Capital Services	5.38% semi-annually	3 month LIBOR	2/17/35	500	18
					$141

(r)  Rates shown are per annum and payments are as described.

Credit Default Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/ RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	Value (USD)
Bank of America	Computer Sciences Corp., 7.38%, 6/15/11	Buy	155.7 BPS quarterly	3/20/11	$900	$(25)
Bear Stearns	Windstream Corp., 8.13%, 8/01/13	Sell	166 BPS quarterly	9/20/11	250	— (h)
Citibank, N.A.	Argentina Government International Bond, 8.28%, 12/31/33	Buy	114 BPS semi-annually	10/20/07	500	(4)
Citibank, N.A.	Argentina Government International Bond, 8.28%, 12/31/33	Sell	296.50 BPS semi-annually	10/20/10	500	8
Citibank, N.A.	Indonesia, 6.75%, 3/10/14	Sell	185 BPS quarterly	6/20/11	315	(3)
Citibank, N.A.	Mexico Government International Bond, 8.30%, 8/15/31	Sell	100 BPS semi-annually	5/20/10	2,000	27
Citibank, N.A.	Mexico Government International Bond, 8.30%, 8/15/31	Sell	105 BPS semi-annually	6/20/10	2,000	28
Citibank, N.A.	Pemex, 9.50%, 09/15/27	Buy	125 BPS quarterly	6/20/10	2,000	(33)
Citibank, N.A.	Pemex, 9.50%, 09/15/27	Buy	116.5 BPS quarterly	5/20/10	2,000	(30)
Citibank, N.A.	Philippines, 10.63%, 3/16/25	Buy	199 BPS quarterly	6/20/11	315	4
Credit Suisse First Boston, Inc.	Arrow Electronics Inc., 6.88%, 6/1/18	Buy	65 BPS quarterly	3/20/11	250	— (h)
Credit Suisse International	Republic of Venezuela, 9.25%, 9/15/27	Buy	64 BPS semi-annually	6/20/08	2,805	(12)
Credit Suisse International	Republic of Venezuela, 9.25%, 9/15/27	Sell	175 BPS semi-annually	6/20/11	1,275	5
Deutsche Bank AG, New York	Brazilian Government International Bond, 12.25%, 3/6/30	Sell	235 BPS semi-annually	4/20/07	1,400	29
Deutsche Bank AG, New York	Indonesia, 6.75%, 3/10/14	Sell	185 BPS quarterly	6/20/11	770	(7)
Deutsche Bank AG, New York	Indonesia, 6.75%, 3/10/14	Sell	205 BPS quarterly	6/20/11	385	— (h)
Deutsche Bank AG, New York	Mexico Government International Bond, 7.50%, 4/8/33	Buy	105 BPS semi-annually	6/20/10	2,000	(28)
Deutsche Bank AG, New York	Mexico Government International Bond, 7.50%, 4/8/33	Buy	96 BPS semi-annually	7/20/10	2,000	(29)
Deutsche Bank AG, New York	Philippines, 10.63%, 3/16/25	Buy	199 BPS quarterly	6/20/11	770	7
Deutsche Bank AG, New York	Philippines, 10.63%, 3/16/25	Buy	221 BPS quarterly	6/20/11	385	— (h)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   53

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands, except number of contracts)

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/ RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	Value (USD)
Deutsche Bank AG, New York	Russian Federation, 5.00%, 3/31/30	Sell	104 BPS semi-annually	6/20/10	$2,000	$31
Deutsche Bank AG, New York	Russian Government Federation, 5.00%, 3/31/30	Sell	101 BPS semi-annually	7/20/10	2,000	38
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	29 BPS semi-annually	5/20/08	4,270	1
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Sell	66.75 BPS semi-annually	5/20/11	1,890	(7)
Goldman Sachs Capital Management	Cox Communications, 6.80%, 8/1/28	Sell	64 BPS quarterly	6/20/11	450	— (h)
Goldman Sachs Capital Management *	Dow Jones CDX.NA.IG.6	Sell	40 BPS quarterly	6/20/11	6,600	(1)
Goldman Sachs Capital Management	Gannett Co., 6.38%, 4/1/12	Buy	27 BPS quarterly	6/20/11	350	1
Goldman Sachs Capital Management	Radioshack Corp., 7.38%, 5/15/11	Buy	107 BPS quarterly	3/20/11	650	— (h)
Goldman Sachs Capital Management	Sara Lee Corp.	Buy	45 BPS quarterly	6/20/11	350	1
Goldman Sachs Capital Management	V.F. Corp., 8.50%, 10/1/10	Buy	54 BPS quarterly	3/20/11	350	(4)
Lehman Brothers Special Financing	Argentina Government International Bond, 8.28%, 12/31/33	Sell	343 BPS semi-annually	9/20/10	1,100	35
Lehman Brothers Special Financing	Brazilian Government International Bond, 12.25%, 3/6/30	Buy	300 BPS semi-annually	9/20/10	1,100	(65)
Lehman Brothers Special Financing **	Dow Jones CDX.HY.100 S6 0611	Buy	345 BPS quarterly	6/20/11	1,575	(6)
Lehman Brothers Special Financing	Gazprom, 8.63%, 04/28/34	Sell	104 BPS quarterly	10/20/07	600	5
Lehman Brothers Special Financing	Gazprom, 8.63%, 4/28/34	Sell	111 BPS quarterly	10/20/07	600	5
Lehman Brothers Special Financing	Limited Brands Inc., 6.13%, 12/01/12	Buy	67 BPS quarterly	9/20/11	350	(2)
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 9/15/27	Buy	58 BPS semi-annually	6/20/08	815	(1)
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 9/15/27	Buy	58 BPS semi-annually	6/20/08	815	(1)
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 9/15/27	Sell	173 BPS semi-annually	6/20/11	345	— (h)
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 9/15/27	Sell	58 BPS semi-annually	6/20/11	345	— (h)
Lehman Brothers Special Financing	Russian Federation, 12.75%, 6/24/28	Buy	54 BPS semi-annually	10/20/07	600	(2)
Lehman Brothers Special Financing	Russian Federation, 12.75%, 6/24/28	Buy	61 BPS semi-annually	10/20/07	600	(2)
Lehman Brothers Special Financing	Tribune Co., 5.50%, 10/6/08	Buy	95 BPS quarterly	3/20/11	700	2
Merrill Lynch, Inc.	Ace Ina Holdings, 8.88%, 8/15/29	Buy	31 BPS quarterly	6/20/11	150	1
Merrill Lynch, Inc.	Allstate, 6.75%, 5/15/18	Buy	21 BPS quarterly	6/20/11	150	— (h)
Merrill Lynch, Inc.	Liberty Mutual, 7.88%, 10/15/26	Buy	30 BPS quarterly	6/20/11	150	1

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/ RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	Value (USD)
Merrill Lynch, Inc.	St. Pauls Travelers, 8.13%, 4/15/10	Buy	26 BPS quarterly	6/20/11	$150	$1
Morgan Stanley Capital Services	Alltell Corp., 7.00%, 7/01/12	Buy	84 BPS quarterly	9/20/11	600	(3)
Morgan Stanley Capital Services	Argentina Government International Bond, 8.28%, 12/31/33	Sell	338 BPS semi-annually	10/20/10	1,000	25
Morgan Stanley Capital Services	Argentina Government International Bond, 8.28%, 12/31/33	Sell	400 BPS semi-annually	10/20/10	750	17
Morgan Stanley Capital Services	Brazilian Government International Bond, 12.25%, 3/6/30	Buy	290 BPS semi-annually	10/20/10	1,000	(55)
Morgan Stanley Capital Services	Brazilian Government International Bond, 12.25%, 3/6/30	Buy	335 BPS semi-annually	10/20/10	750	(25)
Morgan Stanley Capital Services ***	Dow Jones CDX.EM.5	Buy	135 BPS quarterly	6/20/11	425	(12)
Morgan Stanley Capital Services	Ganett Co., 6.38%, 4/1/12	Buy	37 BPS quarterly	9/20/11	600	(1)
Morgan Stanley Capital Services	Gazprom, 8.63%, 4/28/34	Sell	30 BPS quarterly	8/20/06	810	— (h)
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 6/11/13	Sell	176 BPS semi-annually	9/20/10	700	(15)
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 6/11/13	Sell	206 BPS semi-annually	6/20/11	900	(21)
Morgan Stanley Capital Services	Linde AG	Sell	25 BPS quarterly	3/20/08	275	— (h)
Morgan Stanley Capital Services	Mexico Government International Bond, 7.50%, 4/8/33	Buy	112 BPS semi-annually	4/20/10	1,000	(14)
Morgan Stanley Capital Services	Russian Federation, 12.75%, 6/24/28	Buy	64 BPS semi-annually	9/20/10	700	— (h)
Morgan Stanley Capital Services	Russian Federation, 2.25%, 3/31/30	Buy	69 BPS semi-annually	6/20/11	900	2
Morgan Stanley Capital Services	Russian Federation, 5.00%, 3/31/30	Sell	140 BPS semi-annually	4/20/10	1,000	27
Union Bank of Switzerland AG, London	Government of Ukraine, 7.65%, 6/11/13	Sell	184 BPS semi-annually	8/20/10	1,250	(3)
Union Bank of Switzerland AG, London	Russian Government Federation, 5.00%, 3/31/30	Buy	90 BPS semi-annually	8/20/10	1,250	(22)
						$(132)

*	Premium paid of $19

**	Premium received of $44

***	Premium received of $3

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   55

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands, except number of contracts)

Forward Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Merrill Lynch Capital Services	1 month LIBOR	5.46% quarterly	8/31/06	$132,500	—	(h)
Merrill Lynch Capital Services	3 month LIBOR	5.45% quarterly	10/31/06	83,500	$(7)
Merrill Lynch Capital Services	3 month LIBOR	5.61% quarterly	12/18/06	33,155	—	(h)
					$(7)

(r)  Rates shown are per annum and payments are as described.

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Deutsche Bank AG, New York	FNMA, 4.50%, 1/15/14	$93.56	8/16/06	$2,735	$38
Deutsche Bank AG, New York	FNMA, 6.63%, 11/15/10	105.08	7/19/06	1,400	(11)
Lehman Brothers Special Financing	FHLMC, 5.25%, 5/21/09	99.30	7/20/06	2,160	4
Lehman Brothers Special Financing	FHLMC, 5.75%, 6/27/16	99.26	7/26/06	960	4
					$35

OPTIONS WRITTEN

Call Options Written

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
U.S. 5 Year Treasury Note, American Style	$103	07/21/06	42	$(15)	$(22)

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL VALUE (USD)	PREMIUM (USD)	VALUE (USD)
FNMA, 30 Year Fixed, 6.00%, TBA, European Style	$99	07/06/06	$3,300	$(9)	$—	(h)

Put Options Written

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
U.S. Treasury Bond, American Style	$103	08/25/06	20	$(6)	$(4)
U.S. Treasury Bond, American Style	102	08/25/06	20	(3)	(2)
U.S. 10 Year Treasury Note, American Style	103	07/21/06	66	(6)	(2)
				$(15)	$(8)

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL VALUE (USD)	PREMIUM (USD)	VALUE (USD)
FNMA, 30 Year Fixed, 5.50%, TBA, European Style	$95	09/06/06	$14,140	$(57)	(46)
FNMA, 30 Year Fixed, 6.00%, TBA, European Style	97.07	09/06/06	4,760	(14)	(9)
FNMA, 30 Year Fixed, 6.50%, TBA, European Style	99.91	09/06/06	3,800	(8)	(10)
FNMA, 30 Year Fixed, 5.50%, TBA, European Style	95.23	08/07/06	7,280	(30)	(14)
				$(109)	$(79)

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

Call Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE *	EXPIRATION DATE	NOTIONAL VALUE (USD)	PREMIUM (USD)	VALUE (USD)
Merrill Lynch Capital Services	5.42% quarterly	3/22/16	$2,380	$(107)	$(77)
Bear Stearns Bank plc	5.71% quarterly	11/06/06	4,550	(75)	(54)
				$(182)	$(131)

*  The Fund will receive a floating rate based on 3-month USD LIBOR.

Put Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE **	EXPIRATION DATE	NOTIONAL VALUE (USD)	PREMIUM (USD)	VALUE (USD)
Deutsche Bank AG, New York	5.58% quarterly	5/19/08	$20,625	$(418)	$(429)
Merrill Lynch Capital Services	5.42% quarterly	3/22/16	2,380	(107)	(132)
Deutsche Bank AG, New York	5.58% quarterly	5/19/08	21,450	(422)	(446)
Bear Stearns Bank plc	5.57% quarterly	11/06/06	4,550	(75)	(64)
				$(1,022)	$(1,071)

**  The Fund will pay a floating rate based on 3-month USD LIBOR.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   57

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.1%
	Common Stocks — 98.1%
	Aerospace & Defense — 2.0%
40	Honeywell International, Inc.	1,628
69	United Technologies Corp.	4,357
		5,985
	Beverages — 3.6%
89	Anheuser-Busch Cos., Inc.	4,048
149	Coca-Cola Co. (The)	6,397
		10,445
	Capital Markets — 4.2%
150	Bank of New York Co., Inc. (The)	4,830
89	Morgan Stanley	5,619
72	W.P. Carey & Co. LLC	1,818
		12,267
	Chemicals — 1.8%
44	Air Products & Chemicals, Inc.	2,832
36	PPG Industries, Inc.	2,389
		5,221
	Commercial Banks — 8.6%
66	Compass Bancshares, Inc.	3,664
175	North Fork Bancorp, Inc.	5,265
53	SunTrust Banks, Inc.	4,064
104	TCF Financial Corp.	2,756
88	U.S. Bancorp	2,705
103	Wells Fargo & Co.	6,896
		25,350
	Commercial Services & Supplies — 2.2%
177	Cendant Corp.	2,885
90	Pitney Bowes, Inc.	3,705
		6,590
	Construction Materials — 1.7%
38	Cemex S.A. de C.V. ADR (Mexico) (a)	2,188
35	Vulcan Materials Co.	2,714
		4,902
	Containers & Packaging — 1.2%
83	Temple-Inland, Inc.	3,548
	Distributors — 0.5%
37	Genuine Parts Co.	1,537
	Diversified Financial Services — 6.8%
278	Bank of America Corp.	13,392
138	Citigroup, Inc.	6,652
		20,044
	Diversified Telecommunication Services — 4.7%
123	AT&T, Inc.	3,436
95	BellSouth Corp.	3,453
134	Consolidated Communications Holdings, Inc.	2,235
137	Verizon Communications, Inc.	4,585
		13,709
	Electric Utilities — 2.3%
48	American Electric Power Co., Inc.	1,637
39	FirstEnergy Corp.	2,136
19	ITC Holdings Corp. (c)	495
115	Northeast Utilities (c)	2,383
		6,651
	Food Products — 1.6%
35	General Mills, Inc.	1,829
28	H.J. Heinz Co.	1,166
38	Kellogg Co.	1,831
		4,826
	Gas Utilities — 1.3%
103	AGL Resources, Inc.	3,915
	Health Care Equipment & Supplies — 0.8%
63	Baxter International, Inc.	2,329
	Hotels, Restaurants & Leisure — 0.7%
28	Harrah’s Entertainment, Inc.	1,972
	Household Products — 0.5%
25	Clorox Co.	1,542
	Independent Power Producers & Energy Traders — 0.8%
38	TXU Corp.	2,266
	Industrial Conglomerates — 2.9%
262	General Electric Co.	8,629
	Insurance — 6.1%
73	Allstate Corp. (The)	3,979
201	Chubb Corp.	10,015
55	IPC Holdings Ltd. (Bermuda) (c)	1,361
123	Old Republic International Corp.	2,633
		17,988
	Marine — 1.1%
151	Seaspan Corp. (China)	3,161
	Media — 4.1%
137	Citadel Broadcasting Corp. (c)	1,215
102	Clear Channel Communications, Inc.	3,154
292	Regal Entertainment Group, Class A (c)	5,935

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
240	Westwood One, Inc. (c)	1,803
		12,107
	Multi-Utilities — 1.0%
75	PG&E Corp.	2,930
	Oil, Gas & Consumable Fuels — 11.5%
107	Chevron Corp.	6,662
65	ConocoPhillips	4,286
112	Energy Transfer Equity LP	2,959
219	Exxon Mobil Corp.	13,417
37	Kinder Morgan, Inc.	3,736
41	Royal Dutch Shell plc, Class A ADR (United Kingdom)	2,759
		33,819
	Pharmaceuticals — 4.8%
31	Eli Lilly & Co.	1,702
67	Johnson & Johnson	4,009
149	Pfizer, Inc.	3,495
111	Wyeth	4,947
		14,153
	Real Estate Investment Trusts (REITs) — 6.2%
27	Agree Realty Corp. REIT (c)	921
51	Global Signal, Inc. REIT (c)	2,372
86	iStar Financial, Inc. REIT	3,228
37	Public Storage, Inc. REIT (c)	2,770
90	Rayonier, Inc. REIT	3,394
63	Regency Centers Corp. REIT	3,934
82	U-Store-It Trust REIT (c)	1,548
		18,167
	Semiconductors & Semiconductor Equipment — 0.9%
139	Intel Corp.	2,642
	Specialty Retail — 1.6%
179	Limited Brands, Inc.	4,576
	Textiles, Apparel & Luxury Goods — 2.1%
93	V.F. Corp.	6,283
	Thrifts & Mortgage Finance — 5.2%
141	Freddie Mac	8,044
171	New York Community Bancorp, Inc. (c)	2,818
94	Washington Mutual, Inc.	4,289
		15,151
	Tobacco — 3.7%
48	Altria Group, Inc.	3,539
140	Loews Corp. - Carolina Group	7,197
		10,736
	Wireless Telecommunication Services — 1.6%
73	Alltel Corp.	4,642
	Total Common Stocks (Cost $192,000)	288,083

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Convertible Bonds — 1.7%
	Media — 1.7%
3,000	Liberty Media Corp., 3.25%, 03/15/31	2,273
40	Tribune Co., 2.00%, 05/15/29	2,650
	Total Convertible Bonds (Cost $6,097)	4,923

SHARES
Short-Term Investment — 0.9%
Investment Company — 0.9%
2,582	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $2,582)	2,582

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities Loaned — 5.5%
	Certificates of Deposit — 0.7%
1,000	Deutsche Bank New York, FRN, 5.41%, 01/22/08	1,000
999	Societe Generale, New York, FRN, 5.26%, 06/20/07	999
		1,999
	Commercial Paper — 0.1%
374	World Savings Bank FSB, FRN, 5.33%, 09/15/06	374
	Corporate Notes — 2.4%
1,000	American Express Credit Corp., FRN, 5.21%, 01/15/08	1,000
1,000	Bank of America, FRN, 5.31%, 11/07/06	1,000
900	Beta Finance, Inc., FRN, 5.38%, 03/15/07	900
100	Beta Finance, Inc., FRN, 5.37%, 01/15/08	100
900	CDC Financial Products Inc., FRN, 5.41%, 07/31/06	900
150	Citigroup Global Markets Holdings, Inc., FRN, 5.41%, 12/12/06	150
1,100	Citigroup Global Markets Inc., FRN, 5.38%, 07/07/06	1,100
523	Greenwich Capital Holdings, Inc., FRN, 5.70%, 07/09/07	523
235	HBOS Treasury Services plc, FRN, 5.16%, 07/31/07	235
1,000	Links Finance LLC, FRN, 5.36%, 10/06/06	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   59

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
118	MBIA Global Funding LLC, FRN, 5.42%, 01/26/07	118
		7,026
	Repurchase Agreements — 2.3%
850	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $850, collateralized by U.S. Government Agency Mortgages.	850
1,500	Bear Stearns, 5.31%, dated 06/30/06, due 07/03/06, repurchase price $1,500, collateralized by U.S. Government Agency Mortgages.	1,500
1,500	Lehman Brothers Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $1,500, collateralized by U.S. Government Agency Mortgages.	1,500
1,500	Morgan Stanley & Co., Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase price $1,500, collateralized by U.S. Government Agency Mortgages.	1,500
1,500	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $1,500, collateralized by U.S. Government Agency Mortgages.	1,500
		6,850
	Total Investments of Cash Collateral for Securities Loaned (Cost $16,249)	16,249
	Total Investments — 106.2% (Cost $216,928)	$311,837
	Liabilities in Excess of Other Assets — (6.2)%	(18,310)
	NET ASSETS — 100.0%	$293,527

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.9%
	Common Stocks — 99.9%
	Aerospace & Defense — 1.5%
73	Honeywell International, Inc.	2,946
85	United Technologies Corp.	5,378
		8,324
	Beverages — 1.4%
170	Anheuser-Busch Cos., Inc.	7,750
	Capital Markets — 6.8%
265	Bank of New York Co., Inc. (The)	8,523
76	Bear Stearns Cos., Inc. (The)	10,590
47	Mellon Financial Corp.	1,615
221	Morgan Stanley	13,944
65	Northern Trust Corp.	3,578
		38,250
	Commercial Banks — 4.9%
32	M&T Bank Corp.	3,809
230	North Fork Bancorp, Inc.	6,933
117	TCF Financial Corp.	3,092
167	U.S. Bancorp	5,151
126	Wells Fargo & Co.	8,438
		27,423
	Commercial Services & Supplies — 1.0%
341	Cendant Corp.	5,558
	Communications Equipment — 0.3%
94	Motorola, Inc.	1,894
	Construction Materials — 2.0%
68	Cemex S.A. de C.V. ADR (Mexico) (a)	3,874
97	Vulcan Materials Co.	7,597
		11,471
	Consumer Finance — 2.3%
239	American Express Co.	12,720
	Diversified Financial Services — 7.2%
507	Bank of America Corp.	24,396
332	Citigroup, Inc.	16,038
		40,434
	Diversified Telecommunication Services — 3.4%
149	AT&T, Inc.	4,150
118	CenturyTel, Inc.	4,399
9	Embarq Corp. (a)	362
307	Verizon Communications, Inc.	10,295
		19,206
	Electric Utilities — 1.4%
127	Edison International	4,933
76	FPL Group, Inc.	3,141
		8,074
	Food & Staples Retailing — 0.7%
133	CVS Corp.	4,071
	Food Products — 1.1%
78	Dean Foods Co. (a)	2,916
61	General Mills, Inc.	3,141
		6,057
	Gas Utilities — 1.1%
159	AGL Resources, Inc.	6,065
	Health Care Equipment & Supplies — 2.2%
212	Baxter International, Inc.	7,782
257	Boston Scientific Corp. (a)	4,330
		12,112
	Health Care Providers & Services — 3.2%
180	Aetna, Inc.	7,203
148	WellPoint, Inc. (a)	10,748
		17,951
	Hotels, Restaurants & Leisure — 1.7%
152	Hilton Hotels Corp.	4,307
155	McDonald’s Corp.	5,208
		9,515
	Household Products — 1.0%
90	Clorox Co.	5,481
	Industrial Conglomerates — 2.9%
25	3M Co.	2,003
279	General Electric Co.	9,199
180	Tyco International Ltd. (Bermuda)	4,961
		16,163
	Insurance — 10.9%
155	Assurant, Inc.	7,512
390	Chubb Corp.	19,451
246	Genworth Financial, Inc.	8,557
106	Hartford Financial Services Group, Inc.	8,925
97	Loews Corp.	3,424
119	Metlife, Inc.	6,084
126	Safeco Corp.	7,123
		61,076
	Internet & Catalog Retail — 0.6%
194	Liberty Media Holding Corp. - Interactive, Class A (a)	3,355

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   61

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — 0.4%
39	Affiliated Computer Services, Inc., Class A (a) (c)	2,013
	Media — 6.0%
382	Clear Channel Communications, Inc.	11,814
186	Comcast Corp., Class A (a)	6,092
39	Liberty Media Holding Corp. — Capital, Class A (a)	3,256
84	McClatchy Co., Class A (c)	3,382
321	Time Warner, Inc.	5,555
94	Viacom, Inc, Class B (a)	3,379
		33,478
	Office Electronics — 1.1%
439	Xerox Corp. (a)	6,109
	Oil, Gas & Consumable Fuels — 13.4%
201	Chevron Corp.	12,502
141	ConocoPhillips	9,264
177	Devon Energy Corp.	10,687
358	Exxon Mobil Corp.	21,951
98	Kinder Morgan, Inc.	9,819
60	Marathon Oil Corp.	4,998
28	Royal Dutch Shell plc, Class A ADR (United Kingdom)	1,902
177	Williams Cos., Inc.	4,123
		75,246
	Pharmaceuticals — 2.8%
49	Johnson & Johnson	2,906
160	Pfizer, Inc.	3,762
207	Wyeth	9,202
		15,870
	Real Estate Management & Development — 1.1%
192	Brookfield Properties Co. REIT (Canada)	6,175
	Road & Rail — 0.9%
90	Norfolk Southern Corp.	4,779
	Semiconductors & Semiconductor Equipment — 0.9%
264	Intel Corp.	5,010
	Software — 1.5%
372	Microsoft Corp.	8,656
	Specialty Retail — 3.4%
68	AutoZone, Inc. (a)	6,024
60	Best Buy Co., Inc.	3,312
278	Gap, Inc. (The)	4,830
199	Limited Brands, Inc.	5,080
		19,246
	Textiles, Apparel & Luxury Goods — 2.0%
167	V.F. Corp.	11,363
	Thrifts & Mortgage Finance — 5.8%
295	Freddie Mac	16,812
130	Golden West Financial Corp.	9,609
89	MGIC Investment Corp. (c)	5,766
		32,187
	Tobacco — 0.9%
72	Altria Group, Inc.	5,272
	Wireless Telecommunication Services — 2.1%
125	Alltel Corp.	8,005
177	Sprint Nextel Corp.	3,528
		11,533
	Total Common Stocks (Cost $468,481)	559,887
Short-Term Investment — 1.0%
	Investment Company — 1.0%
5,482	JPMorgan Prime Money Market Fund (b) (m) (Cost $5,482)	5,482

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities Loaned — 0.4%
	Certificates of Deposit — 0.0% (g)
100	Canadian Imperial Bank N.Y., FRN, 5.37%, 02/14/08	100
	Corporate Notes — 0.2%
300	American Express Credit Corporation, FRN, 5.17%, 06/12/07	300
400	Banque Federative Du Credit Mutuel, FRN, 5.30%, 07/13/07	400
350	Sigma Finance Inc., FRN, 5.37%, 10/24/07	350
150	Unicredito Italiano Bank plc, FRN, 5.16%, 07/31/07	150
		1,200
	Repurchase Agreements — 0.2%
114	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $114, collateralized by U.S. Government Agency Mortgages.	114
300	Bear Stearns, 5.31%, dated 06/30/06, due 07/03/06, repurchase price $300, collateralized by U.S. Government Agency Mortgages.	300

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
300	Morgan Stanley & Co., Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase price $300, collateralized by U.S. Government Agency Mortgages.	300
300	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $300, collateralized by U.S. Government Agency Mortgages.	300
		1,014
	Total Investments of Cash Collateral for Securities Loaned (Cost $2,314)	2,314
	Total Investments — 101.3% (Cost $476,277)	$567,683
	Liabilities in Excess of Other Assets — (1.3)%	(7,109)
	NET ASSETS — 100.0%	$560,574

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   63

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.4%
	Common Stocks — 99.4%
	Aerospace & Defense — 6.3%
405	Boeing Co.	33,182
319	General Dynamics Corp.	20,872
315	Lockheed Martin Corp.	22,598
		76,652
	Air Freight & Logistics — 1.9%
417	Expeditors International of Washington, Inc.	23,379
	Beverages — 1.5%
305	PepsiCo, Inc.	18,318
	Biotechnology — 5.9%
277	Amgen, Inc. (a)	18,065
385	Celgene Corp. (a) (c)	18,261
248	Genentech, Inc. (a)	20,250
263	Gilead Sciences, Inc. (a)	15,576
		72,152
	Capital Markets — 4.4%
173	Franklin Resources, Inc.	14,983
80	Goldman Sachs Group, Inc.	12,095
501	Lazard Ltd., Class A (Bermuda)	20,256
57	Legg Mason, Inc.	5,692
		53,026
	Chemicals — 3.3%
291	Monsanto Co.	24,508
294	Praxair, Inc.	15,874
		40,382
	Commercial Services & Supplies — 2.4%
158	Corporate Executive Board Co.	15,831
328	Robert Half International, Inc.	13,793
		29,624
	Communications Equipment — 6.0%
1,255	Corning, Inc. (a)	30,355
745	Motorola, Inc.	15,013
693	QUALCOMM, Inc.	27,770
		73,138
	Computers & Peripherals — 4.1%
335	Apple Computer, Inc. (a)	19,112
972	Hewlett-Packard Co.	30,806
		49,918
	Construction Materials — 0.4%
63	Vulcan Materials Co.	4,945
	Diversified Financial Services — 3.0%
74	Chicago Mercantile Exchange Holdings, Inc.	36,483
	Electrical Equipment — 1.3%
345	Roper Industries, Inc. (c)	16,129
	Energy Equipment & Services — 3.2%
278	Schlumberger Ltd. (Neth. Antilles)	18,101
471	Smith International, Inc. (c)	20,965
		39,066
	Food & Staples Retailing — 3.9%
193	Costco Wholesale Corp.	11,014
799	CVS Corp.	24,538
439	Safeway, Inc.	11,409
		46,961
	Health Care Equipment & Supplies — 0.5%
66	Alcon, Inc. (Switzerland)	6,524
	Health Care Providers & Services — 2.4%
141	DaVita, Inc. (a)	7,023
176	Express Scripts, Inc. (a)	12,641
145	Laboratory Corp. of America Holdings (a)	9,020
		28,684
	Hotels, Restaurants & Leisure — 2.9%
587	Marriott International, Inc., Class A	22,376
404	McDonald’s Corp.	13,561
		35,937
	Household Products — 0.5%
108	Procter & Gamble Co.	5,990
	Industrial Conglomerates — 1.5%
572	General Electric Co.	18,853
	Insurance — 1.4%
221	Prudential Financial, Inc.	17,141
	Internet Software & Services — 3.7%
108	Google, Inc., Class A (a)	45,432
	IT Services — 3.8%
107	Affiliated Computer Services, Inc., Class A (a) (c) (m)	5,523
377	Automatic Data Processing, Inc.	17,088
348	Cognizant Technology Solutions Corp., Class A (a)	23,458
		46,069
	Machinery — 1.7%
278	Caterpillar, Inc.	20,668
	Multiline Retail — 0.8%
255	Nordstrom, Inc.	9,289

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 3.7%
191	EOG Resources, Inc.	13,210
162	Peabody Energy Corp.	9,037
351	Valero Energy Corp.	23,375
		45,622
	Pharmaceuticals — 6.2%
79	Allergan, Inc. (m)	8,516
160	AstraZeneca plc ADR (United Kingdom)	9,589
142	GlaxoSmithKline plc ADR (United Kingdom)	7,929
206	Johnson & Johnson	12,341
86	Novartis AG ADR (Switzerland)	4,621
113	Sanofi-Aventis ADR (France) (c)	5,479
239	Teva Pharmaceutical Industries Ltd. ADR (Israel) (c)	7,550
434	Wyeth	19,252
		75,277
	Road & Rail — 3.0%
268	Burlington Northern Santa Fe Corp.	21,231
279	Norfolk Southern Corp.	14,854
		36,085
	Semiconductors & Semiconductor Equipment — 3.6%
194	Broadcom Corp., Class A (a)	5,842
335	Marvell Technology Group Ltd. (Bermuda) (a)	14,868
240	MEMC Electronic Materials, Inc. (a)	9,000
470	Texas Instruments, Inc.	14,230
		43,940
	Software — 4.1%
156	Adobe Systems, Inc. (a) (m)	4,736
295	Autodesk, Inc. (a)	10,149
129	Intuit, Inc. (a)	7,796
1,195	Microsoft Corp.	27,832
		50,513
	Specialty Retail — 5.5%
190	Best Buy Co., Inc.	10,398
371	Lowe’s Cos., Inc.	22,496
298	Michaels Stores, Inc.	12,277
899	Staples, Inc.	21,852
		67,023
	Tobacco — 2.6%
435	Altria Group, Inc. (m)	31,905
	Wireless Telecommunication Services — 3.9%
584	America Movil S.A. de C.V., Series L ADR (Mexico)	19,437
804	Crown Castle International Corp. (a)	27,761
		47,198
	Total Common Stocks (Cost $944,025)	1,212,323
Short-Term Investment — 1.3%
	Investment Company — 1.3%
15,402	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $15,402)	15,402

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities Loaned — 1.8%
	Repurchase Agreements — 1.8%
4,848	Bank of America Securities LLC, 5.32%, dated 6/30/06, due 07/03/06, repurchase price $4,850 collateralized by U.S. Government Agency Mortgages.	4,848
4,243	Bear Stearns, 5.31%, dated 6/30/06, due 07/03/06, repurchase price $4,245 collateralized by U.S. Government Agency Mortgages.	4,243
4,000	HSBC Securities, Inc., 4.60%, dated 6/30/06, due 07/03/06, repurchase price $4,002, collateralized by U.S. Government Agency Mortgages.	4,000
4,500	Lehman Brothers Inc., 5.32%, dated 6/30/06, due 07/03/06, repurchase price $4,502, collateralized by U.S. Government Agency Mortgages.	4,500
4,500	Morgan Stanley & Co., Inc., 5.33%, dated 6/30/06, due 07/03/06, repurchase price $4,502, collateralized by U.S. Government Agency Mortgages.	4,500
	Total Investments of Cash Collateral for Securities Loaned (Cost $22,091)	22,091
	Total Investments — 102.5% (Cost $981,518)	1,249,816
	Liabilities in Excess of Other Assets — (2.5)%	(30,571)
	NET ASSETS — 100.0%	$1,219,245

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   65

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 0.4%
57	Lockheed Martin Corp.	4,118
	Beverages — 1.3%
176	Coca-Cola Co. (The)	7,567
269	Coca-Cola Enterprises, Inc.	5,471
		13,038
	Capital Markets — 3.7%
468	Bank of New York Co., Inc. (The)	15,060
126	Lazard Ltd., Class A (Bermuda)	5,107
254	Morgan Stanley	16,036
		36,203
	Chemicals — 2.1%
253	Dow Chemical Co. (The)	9,879
196	Praxair, Inc.	10,572
		20,451
	Commercial Banks — 5.8%
146	Marshall & Ilsley Corp.	6,674
79	SunTrust Banks, Inc.	5,994
568	U.S. Bancorp	17,525
226	Wachovia Corp.	12,211
221	Wells Fargo & Co.	14,811
		57,215
	Communications Equipment — 1.1%
448	Corning, Inc. (a)	10,837
	Consumer Finance — 0.5%
90	American Express Co.	4,806
	Containers & Packaging — 0.7%
175	Ball Corp.	6,471
	Diversified Financial Services — 9.8%
732	Bank of America Corp.	35,201
74	CIT Group, Inc.	3,848
1,197	Citigroup, Inc.	57,763
		96,812
	Diversified Telecommunication Services — 3.1%
904	Verizon Communications, Inc.	30,282
	Electric Utilities — 2.0%
301	Edison International	11,724
369	Northeast Utilities (c)	7,631
		19,355
	Electronic Equipment & Instruments — 0.6%
299	Avnet, Inc. (a)	5,992
	Energy Equipment & Services — 0.8%
127	Schlumberger Ltd. (Neth. Antilles)	8,269
	Health Care Providers & Services — 2.3%
187	Aetna, Inc. (m)	7,471
210	WellPoint, Inc. (a)	15,245
		22,716
	Hotels, Restaurants & Leisure — 0.8%
190	Carnival Corp.	7,943
	Household Durables — 1.0%
402	Toll Brothers, Inc. (a) (c)	10,274
	Household Products — 2.7%
481	Procter & Gamble Co.	26,727
	Industrial Conglomerates — 4.5%
1,148	General Electric Co.	37,845
240	Tyco International Ltd. (Bermuda)	6,586
		44,431
	Insurance — 7.3%
134	AMBAC Financial Group, Inc.	10,892
105	Assurant, Inc.	5,071
27	Everest Re Group Ltd. (Barbados)	2,372
467	Genworth Financial, Inc.	16,253
125	Hartford Financial Services Group, Inc.	10,603
82	MBIA, Inc. (c)	4,819
256	RenaissanceRe Holdings Ltd. (Bermuda)	12,391
298	Willis Group Holdings Ltd. (United Kingdom) (c)	9,572
		71,973
	IT Services — 1.6%
167	Affiliated Computer Services, Inc., Class A (a) (c) (m)	8,598
327	Sabre Holdings Corp., Class A (c)	7,190
		15,788
	Machinery — 1.0%
80	Eaton Corp.	6,017
59	Kennametal, Inc.	3,648
		9,665
	Media — 4.4%
284	CBS Corp., Class B	7,672
305	Comcast Corp., Class A (a)	9,989
156	Gannett Co., Inc.	8,720
144	R.H. Donnelley Corp.	7,784
281	Time Warner, Inc.	4,861
132	Viacom, Inc., Class B (a)	4,721
		43,747

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Metals & Mining — 2.0%
306	Alcoa, Inc.	9,890
140	United States Steel Corp.	9,810
		19,700
	Multi-Utilities — 4.2%
155	Consolidated Edison, Inc.	6,875
150	Dominion Resources, Inc.	11,196
220	Duke Energy Corp	6,467
236	NiSource, Inc.	5,148
140	SCANA Corp.	5,389
313	Xcel Energy, Inc.	6,005
		41,080
	Office Electronics — 0.9%
622	Xerox Corp. (a)	8,658
	Oil, Gas & Consumable Fuels — 13.4%
62	Apache Corp.	4,259
378	Chevron Corp.	23,452
348	ConocoPhillips	22,808
114	Devon Energy Corp.	6,857
118	EOG Resources, Inc.	8,154
979	Exxon Mobil Corp.	60,065
62	Occidental Petroleum Corp.	6,358
		131,953
	Paper & Forest Products — 0.8%
134	Weyerhaeuser Co.	8,348
	Pharmaceuticals — 5.6%
176	Abbott Laboratories (m)	7,671
91	Eli Lilly & Co.	5,030
245	Merck & Co., Inc.	8,907
959	Pfizer, Inc.	22,498
259	Wyeth	11,520
		55,626
	Real Estate Investment Trusts (REITs) — 2.0%
135	Apartment Investment & Management Co. REIT	5,870
116	Global Signal, Inc. REIT (c)	5,382
188	Mack-Cali Realty Corp. REIT (c)	8,647
		19,899
	Road & Rail — 3.3%
235	CSX Corp.	16,518
305	Norfolk Southern Corp.	16,232
		32,750
	Software — 0.3%
171	Symantec Corp. (a)	2,656
	Specialty Retail — 1.5%
587	Staples, Inc.	14,264
	Thrifts & Mortgage Finance — 3.3%
464	Freddie Mac	26,449
87	MGIC Investment Corp. (c)	5,674
		32,123
	Tobacco — 2.4%
319	Altria Group, Inc.	23,446
	Wireless Telecommunication Services — 1.8%
894	Sprint Nextel Corp.	17,863
	Total Common Stocks (Cost $833,456)	975,479
Short-Term Investment — 1.1%
	Investment Company — 1.1%
11,389	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $11,389)	11,389

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — 3.2%
	Certificate of Deposit — 0.1%
875	Societe Generale New York, FRN, 5.26%, 06/20/07	875
	Corporate Notes — 1.6%
4,000	American Express Credit Corp., FRN, 5.21%, 01/15/08	4,000
1,000	Banque Federative Du Credit Mutuel, FRN, 5.30%, 07/13/07	1,000
3,201	Beta Finance, Inc., FRN, 5.38%, 03/15/07	3,201
3,200	CDC Financial Products, Inc., FRN, 5.41%, 07/31/06	3,200
493	Citigroup Global Markets Holdings, Inc., FRN, 5.41%, 12/12/06	493
1,725	Greenwich Capital Holdings, Inc., FRN, 5.70%, 07/09/07	1,725
739	HBOS Treasury Services plc, FRN, 5.16%, 07/31/07	739
1,000	Macquarie Bank Ltd., FRN, 5.30%, 07/31/07	1,000
370	MBIA Global Funding LLC, FRN, 5.42%, 01/26/07	369
		15,727

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   67

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreements — 1.5%
3,057	Bank of America Securities LLC, 5.32%, dated 6/30/06, due 07/03/06, repurchase price $3,057, collateralized by U.S. Government Agency Mortgages.	3,057
2,500	Bear Stearns, 5.31%, dated 6/30/06, due 07/03/06, repurchase price $2,501, collateralized by U.S. Government Agency Mortgages.	2,500
5,000	Lehman Brothers Inc., 5.32%, dated 6/30/06, due 07/03/06, repurchase price $5,002, collateralized by U.S. Government Agency Mortgages.	5,000
4,500	UBS Securities LLC, 5.32%, dated 6/30/06, due 07/03/06, repurchase price $4,502, collateralized by U.S. Government Agency Mortgages.	4,500
		15,057
	Total Investments of Cash Collateral for Securities Loaned (Cost $31,659)	31,659
	Total Investments — 103.3% (Cost $876,504)	1,018,527
	Liabilities in Excess of Other Assets — (3.3)%	(32,880)
	NET ASSETS — 100.0%	$985,647

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.4%
	Common Stocks — 98.4%
	Aerospace & Defense — 1.7%
172	Honeywell International, Inc.	6,946
278	United Technologies Corp.	17,621
		24,567
	Auto Components — 2.2%
383	Johnson Controls, Inc. (c)	31,510
	Beverages — 2.2%
382	Coca-Cola Co. (The)	16,424
253	PepsiCo, Inc. (c)	15,172
		31,596
	Biotechnology — 1.8%
411	Amgen, Inc. (a)	26,822
	Capital Markets — 2.4%
221	Bank of New York Co., Inc. (The)	7,110
50	Goldman Sachs Group, Inc.	7,454
313	Morgan Stanley	19,788
		34,352
	Chemicals — 2.4%
34	Monsanto Co.	2,879
602	Praxair, Inc.	32,484
		35,363
	Commercial Banks — 3.6%
123	Marshall & Ilsley Corp. (c)	5,615
99	North Fork Bancorp, Inc.	2,999
316	U.S. Bancorp	9,751
77	Wachovia Corp.	4,150
442	Wells Fargo & Co. (c)	29,649
		52,164
	Commercial Services & Supplies — 0.2%
83	Waste Management, Inc.	2,967
	Communications Equipment — 5.4%
1,015	Cisco Systems, Inc. (a) (c)	19,813
989	Corning, Inc. (a)	23,923
217	Juniper Networks, Inc. (a)	3,472
339	Motorola, Inc.	6,830
248	Nokia OYJ ADR (Finland) (c)	5,023
475	QUALCOMM, Inc.	19,023
		78,084
	Computers & Peripherals — 2.5%
71	Apple Computer, Inc. (a)	4,044
208	Dell, Inc. (a) (c)	5,072
345	Hewlett-Packard Co.	10,932
125	International Business Machines Corp.	9,599
1,535	Sun Microsystems, Inc. (a) (c)	6,369
		36,016
	Consumer Finance — 1.0%
280	American Express Co.	14,892
	Diversified Financial Services — 6.4%
724	Bank of America Corp.	34,829
142	CIT Group, Inc. (c)	7,403
1,060	Citigroup, Inc.	51,125
		93,357
	Diversified Telecommunication Services — 2.6%
373	AT&T, Inc.(c) (m)	10,409
143	BellSouth Corp.	5,173
33	Embarq Corp. (a)	1,360
618	Verizon Communications, Inc.	20,708
		37,650
	Electric Utilities — 1.8%
344	Edison International	13,400
597	Northeast Utilities (c)	12,348
		25,748
	Energy Equipment & Services — 3.2%
126	Halliburton Co. (c)	9,376
46	National Oilwell Varco, Inc. (a) (c)	2,913
520	Schlumberger Ltd. (Neth. Antilles)	33,826
		46,115
	Food & Staples Retailing — 2.4%
312	CVS Corp.	9,568
169	Safeway, Inc.	4,389
690	Sysco Corp. (c)	21,086
		35,043
	Food Products — 0.7%
205	Kellogg Co. (c)	9,948
	Health Care Equipment & Supplies — 0.9%
359	Boston Scientific Corp. (a)	6,042
143	Medtronic, Inc.	6,705
		12,747
	Health Care Providers & Services — 1.6%
184	Aetna, Inc.	7,356
153	Medco Health Solutions, Inc. (a)	8,784
171	UnitedHealth Group, Inc.	7,648
		23,788

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   69

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 0.7%
156	Hilton Hotels Corp. (c)	4,418
96	Starwood Hotels & Resorts Worldwide, Inc. (c)	5,768
		10,186
	Household Products — 1.9%
484	Procter & Gamble Co.	26,903
	Industrial Conglomerates — 4.9%
1,941	General Electric Co.	63,988
234	Tyco International Ltd. (Bermuda) (c)	6,436
		70,424
	Insurance — 5.6%
105	AMBAC Financial Group, Inc.	8,523
181	American International Group, Inc.	10,664
1	Berkshire Hathaway, Inc., Class B (a) (c)	4,275
360	Genworth Financial, Inc. (c)	12,544
161	Hartford Financial Services Group, Inc.	13,648
517	RenaissanceRe Holdings Ltd. (Bermuda) (c)	25,048
212	Willis Group Holdings Ltd. (United Kingdom) (c)	6,794
		81,496
	Internet Software & Services — 1.7%
333	eBay, Inc. (a) (c)	9,753
17	Google, Inc., Class A (a) (c)	6,919
227	Yahoo!, Inc. (a)	7,481
		24,153
	Machinery — 1.7%
120	Caterpillar, Inc.	8,918
172	Danaher Corp.	11,042
57	Deere & Co. (c)	4,733
		24,693
	Media — 3.6%
276	CBS Corp., Class B (c)	7,476
429	Comcast Corp., Class A (a) (c)	14,046
237	Gannett Co., Inc.	13,266
244	Time Warner, Inc.	4,221
381	Viacom, Inc., Class B (a)	13,643
		52,652
	Metals & Mining — 1.1%
217	United States Steel Corp.	15,230
	Multi-Utilities — 1.4%
335	Duke Energy Corp. (c)	9,848
595	Xcel Energy, Inc. (c)	11,412
		21,260
	Multiline Retail — 1.1%
276	Kohl’s Corp. (a)	16,309
	Oil, Gas & Consumable Fuels — 7.1%
137	Apache Corp.	9,346
234	Chevron Corp.	14,510
224	ConocoPhillips	14,698
115	EOG Resources, Inc. (c)	7,939
629	Exxon Mobil Corp.	38,568
56	Marathon Oil Corp.	4,623
199	Valero Energy Corp.	13,270
		102,954
	Pharmaceuticals — 6.9%
370	Abbott Laboratories	16,116
137	Eli Lilly & Co.	7,580
347	Johnson & Johnson	20,795
254	Merck & Co., Inc.	9,246
628	Pfizer, Inc.	14,739
388	Schering-Plough Corp. (c)	7,391
101	Sepracor, Inc. (a) (c)	5,759
431	Wyeth	19,143
		100,769
	Real Estate Investment Trusts (REITs) — 0.7%
165	Apartment Investment & Management Co. REIT	7,181
154	Host Hotels & Resorts, Inc. REIT (c)	3,367
		10,548
	Road & Rail — 2.7%
743	Norfolk Southern Corp.	39,520
	Semiconductors & Semiconductor Equipment — 2.5%
464	Altera Corp. (a) (c)	8,142
52	Broadcom Corp., Class A (a) (c)	1,560
138	KLA-Tencor Corp.	5,718
484	Linear Technology Corp.	16,212
457	PMC-Sierra, Inc. (a) (c)	4,295
		35,927
	Software — 3.0%
1,154	Microsoft Corp.	26,894
1,115	Oracle Corp. (a)	16,158
		43,052
	Specialty Retail — 2.7%
1,302	Staples, Inc.	31,673
327	TJX Cos., Inc.	7,475
		39,148
	Textiles, Apparel & Luxury Goods — 0.3%
141	Coach, Inc. (a)	4,201

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Thrifts & Mortgage Finance — 0.8%
205	Freddie Mac	11,663
	Tobacco — 2.3%
452	Altria Group, Inc.	33,221
	Wireless Telecommunication Services — 0.7%
517	Sprint Nextel Corp.	10,325
	Total Common Stocks (Cost $1,192,519)	1,427,363
Short-Term Investments — 1.1%
	Investment Company — 1.0%
14,425	JPMorgan Prime Money Market Fund (b) (m) (Cost $14,425)	14,425

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligations — 0.1%
2,000	U.S. Treasury Notes 3.00%, 12/31/06 (k) (Cost $1,978)	1,978
	Total Short-Term Investments (Cost $16,403)	16,403
Investments of Cash Collateral for Securities Loaned — 8.4%
	Certificates of Deposit — 0.6%
3,000	ABN AMRO Bank, Chicago, FRN, 5.32%, 12/26/06	3,000
4,000	Barclays New York, FRN, 5.33%, 06/06/07	4,000
2,000	KBC New York, FRN, 5.32%, 12/12/06	2,000
		9,000
	Corporate Notes — 1.4%
3,000	Alliance and Leicester plc, FRN, 5.13%, 07/31/07	3,000
4,000	Allstate Life Global Funding II, FRN, 5.11%, 07/31/07	4,000
2,500	Banque Federative Du Credit Mutuel, FRN, 5.30%, 07/13/07	2,500
4,000	Landsbanki Islands HF, FRN, 5.29%, 03/16/07	4,000
2,500	Macquarie Bank Ltd., FRN, 5.30%, 07/31/07	2,500
4,000	Unicredito Italiano Bank plc (Ireland), FRN, 5.16%, 07/31/07	4,000
		20,000
	Repurchase Agreements — 6.4%
23,001	Bank of America Securities LLC, 5.32%, dated 6/30/06, due 07/03/06, repurchase price $23,011, collateralized by U.S. Government Agency Mortgages.	23,001
5,000	Bear Stearns, 5.31%, dated 6/30/06, due 07/03/06, repurchase price $5,002, collateralized by U.S. Government Agency Mortgages.	5,000
25,000	Lehman Brothers Inc., 5.32%, dated 6/30/06, due 07/03/06, repurchase price $25,011, collateralized by U.S. Government Agency Mortgages.	25,000
20,000	Morgan Stanley & Co., Inc., 5.33%, dated 6/30/06, due 07/03/06, repurchase price $20,009, collateralized by U.S. Government Agency Mortgages.	20,000
20,000	UBS Securities LLC, 5.32%, dated 6/30/06, due 07/03/06, repurchase price $20,009, collateralized by U.S. Government Agency Mortgages.	20,000
		93,001
	Total Investments of Cash Collateral for Securities Loaned (Cost $122,001)	122,001
	Total Investments — 107.9% (Cost $1,330,923)	1,565,767
	Liabilities in Excess of Other Assets — (7.9)%	(114,422)
	NET ASSETS — 100.0%	$1,451,345

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
35	S & P 500 Index	September, 2006	$11,195	$(38)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   71

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 119.3% (j)
	Common Stocks — 118.9%
	Aerospace & Defense — 2.6%
12	Goodrich Corp.	502
9	Honeywell International, Inc.	349
14	United Technologies Corp.	915
		1,766
	Auto Components — 2.3%
19	Johnson Controls, Inc.	1,581
	Beverages — 2.3%
19	Coca-Cola Co. (The)	830
13	PepsiCo, Inc.	763
		1,593
	Biotechnology — 1.9%
21	Amgen, Inc. (a)	1,348
	Capital Markets — 3.2%
11	Bank of New York Co., Inc. (The)	356
2	Goldman Sachs Group, Inc.	371
23	Morgan Stanley	1,454
		2,181
	Chemicals — 2.8%
2	Monsanto Co.	149
33	Praxair, Inc.	1,755
		1,904
	Commercial Banks — 5.8%
4	City National Corp.	267
11	Marshall & Ilsley Corp.	489
5	North Fork Bancorp, Inc.	155
13	Synovus Financial Corp.	345
8	TCF Financial Corp.	204
16	U.S. Bancorp	504
12	UCBH Holdings, Inc.	194
4	Wachovia Corp.	217
25	Wells Fargo & Co.	1,666
		4,041
	Commercial Services & Supplies — 0.2%
4	Waste Management, Inc.	154
	Communications Equipment — 6.1%
52	Cisco Systems, Inc. (a)	1,014
50	Corning, Inc. (a)	1,203
11	Juniper Networks, Inc. (a)	177
18	Motorola, Inc.	355
13	Nokia OYJ ADR (Finland)	253
30	QUALCOMM, Inc.	1,196
		4,198
	Computers & Peripherals — 3.2%
4	Apple Computer, Inc. (a)	202
11	Dell, Inc. (a)	257
18	Hewlett-Packard Co.	560
6	International Business Machines Corp.	481
8	Seagate Technology (Cayman Islands) (a)	184
122	Sun Microsystems, Inc. (a)	507
		2,191
	Consumer Finance — 1.4%
18	American Express Co.	966
	Diversified Financial Services — 7.5%
37	Bank of America Corp.	1,795
7	CIT Group, Inc.	381
63	Citigroup, Inc.	3,040
		5,216
	Diversified Telecommunication Services — 2.8%
19	AT&T, Inc.	538
7	BellSouth Corp.	264
2	Embarq Corp. (a)	70
32	Verizon Communications, Inc.	1,073
		1,945
	Electric Utilities — 1.9%
17	Edison International	677
30	Northeast Utilities	621
		1,298
	Energy Equipment & Services — 4.4%
6	Halliburton Co.	478
7	National Oilwell Varco, Inc. (a)	441
32	Schlumberger Ltd. (Neth. Antilles)	2,095
		3,014
	Food & Staples Retailing — 3.3%
16	CVS Corp.	479
29	Safeway, Inc.	755
35	Sysco Corp.	1,060
		2,294
	Food Products — 0.7%
10	Kellogg Co.	497
	Health Care Equipment & Supplies — 1.0%
18	Boston Scientific Corp. (a)	303
8	Medtronic, Inc.	358
		661

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Health Care Providers & Services — 1.7%
9		Aetna, Inc.	369
8		Medco Health Solutions, Inc. (a)	441
9		UnitedHealth Group, Inc.	384
			1,194
		Hotels, Restaurants & Leisure — 1.1%
13		Hilton Hotels Corp.	355
7		Starwood Hotels & Resorts Worldwide, Inc.	410
			765
		Household Durables — 1.6%
11		Centex Corp.	574
20		Toll Brothers, Inc. (a)	516
			1,090
		Household Products — 2.0%
24		Procter & Gamble Co.	1,349
		Industrial Conglomerates — 5.1%
98		General Electric Co.	3,227
12		Tyco International Ltd. (Bermuda)	323
			3,550
		Insurance — 6.0%
5		American International Group, Inc.	276
—	(h)	Berkshire Hathaway, Inc., Class B (a)	180
18		Genworth Financial, Inc.	644
12		Hartford Financial Services Group, Inc.	1,021
4		MBIA, Inc.	209
31		RenaissanceRe Holdings Ltd. (Bermuda)	1,501
11		Willis Group Holdings Ltd. (United Kingdom)	340
			4,171
		Internet Software & Services — 2.0%
23		eBay, Inc. (a)	665
1		Google, Inc., Class A (a)	346
11		Yahoo!, Inc. (a)	376
			1,387
		Machinery — 1.9%
6		Caterpillar, Inc.	477
9		Danaher Corp.	572
3		Deere & Co.	239
			1,288
		Media — 3.8%
14		CBS Corp., Class B	387
22		Comcast Corp., Class A (a)	717
12		Gannett Co., Inc.	669
13		Time Warner, Inc.	218
17		Viacom, Inc., Class B (a)	622
			2,613
		Metals & Mining — 1.1%
11		United States Steel Corp.	766
		Multi-Utilities — 1.5%
17		Duke Energy Corp.	496
30		Xcel Energy, Inc.	572
			1,068
		Multiline Retail — 1.4%
16		Kohl’s Corp. (a)	959
		Oil, Gas & Consumable Fuels — 8.7%
10		Apache Corp.	696
18		Chevron Corp.	1,091
11		ConocoPhillips	746
9		EOG Resources, Inc.	601
32		Exxon Mobil Corp.	1,955
3		Marathon Oil Corp.	231
10		Valero Energy Corp.	672
			5,992
		Pharmaceuticals — 7.4%
19		Abbott Laboratories	812
7		Eli Lilly & Co.	394
18		Johnson & Johnson	1,066
13		Merck & Co., Inc.	466
33		Pfizer, Inc.	763
20		Schering-Plough Corp.	380
5		Sepracor, Inc. (a)	289
22		Wyeth	968
			5,138
		Real Estate Investment Trusts (REITs) — 1.7%
13		Apartment Investment & Management Co. REIT	544
8		Host Hotels & Resorts, Inc. REIT	173
15		Innkeepers USA Trust REIT	253
8		Strategic Hotel Capital, Inc. REIT	173
			1,143
		Road & Rail — 4.2%
6		CSX Corp.	411
9		Knight Transportation, Inc.	172
44		Norfolk Southern Corp.	2,341
			2,924

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   73

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
	Semiconductors & Semiconductor Equipment — 3.5%
23	Altera Corp. (a)	411
3	Broadcom Corp., Class A (a)	78
12	KLA-Tencor Corp.	495
28	Linear Technology Corp.	948
35	PMC-Sierra, Inc. (a)	324
6	Texas Instruments, Inc.	196
		2,452
	Software — 3.1%
58	Microsoft Corp.	1,358
56	Oracle Corp. (a)	816
		2,174
	Specialty Retail — 3.5%
1	J. Crew Group, Inc. (a)	36
83	Staples, Inc.	2,009
17	TJX Cos., Inc.	380
		2,425
	Textiles, Apparel & Luxury Goods — 0.3%
7	Coach, Inc. (a)	215
	Thrifts & Mortgage Finance — 0.8%
10	Freddie Mac	585
	Tobacco — 2.4%
23	Altria Group, Inc.	1,672
	Wireless Telecommunication Services — 0.7%
26	Sprint Nextel Corp.	517
	Total Common Stocks (Cost $82,372)	82,285
Short-Term Investment — 0.4%
	Investment Company — 0.4%
303	JPMorgan Prime Money Market Fund (b) (m) (Cost $303)	303
	Total Long Positions — 119.3%
	(Cost $82,675)	82,588
	Liabilities in Excess of Other Assets — (19.3)%	(13,347)
	NET ASSETS — 100.0%	$69,241
Short Positions — 20.4%
	Common Stocks — 20.4%
	Aerospace & Defense — 0.8%
10	Rockwell Collins, Inc.	542
	Capital Markets — 0.9%
9	E*Trade Financial Corp. (a)	208
6	Lehman Brothers Holdings, Inc.	408
		616
	Chemicals — 1.3%
8	El Du Pont de Nemours & Co.	332
6	Georgia Gulf Corp.	153
10	Huntsman Corp. (a)	181
12	Nalco Holding Co. (a)	214
		880
	Commercial Banks — 1.9%
5	Commerce Bancorp, Inc.	189
4	Commerce Bancshares, Inc.	179
5	East-West Bancorp, Inc.	202
3	Hancock Holding Co.	174
6	Mercantile Bankshares Corp.	201
9	Sky Financial Group, Inc.	219
5	Whitney Holding Corp.	170
		1,334
	Communications Equipment — 0.4%
24	Avaya, Inc. (a)	277
	Computers & Peripherals — 0.3%
10	Western Digital Corp. (a)	192
	Diversified Financial Services — 0.3%
4	Moody’s Corp.	204
	Energy Equipment & Services — 1.2%
14	Nabors Industries Ltd. (Bermuda) (a)	481
6	Rowan Cos., Inc.	222
2	Weatherford International Ltd. (a)	112
		815
	Food & Staples Retailing — 2.4%
6	Costco Wholesale Corp.	356
26	Kroger Co. (The)	565
4	Wal-Mart Stores, Inc.	195
8	Whole Foods Market, Inc.	537
		1,653
	Food Products — 0.2%
3	Archer-Daniels-Midland Co.	138
	Health Care Equipment & Supplies — 0.2%
3	Bausch & Lomb, Inc.	159
	Hotels, Restaurants & Leisure — 0.5%
6	Choice Hotels International, Inc.	371
	Household Durables — 1.5%
4	Beazer Homes USA, Inc.	196
10	KB Home	477
5	Meritage Homes Corp. (a)	234
3	Ryland Group, Inc.	123
		1,030

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Internet & Catalog Retail — 0.3%
6	Amazon.com, Inc. (a)	222
	Oil, Gas & Consumable Fuels — 0.6%
9	Pioneer Natural Resources Co.	432
	Paper & Forest Products — 0.9%
29	Louisiana-Pacific Corp.	634
	Pharmaceuticals — 0.5%
13	Bristol-Myers Squibb Co.	344
	Real Estate Investment Trusts (REITs) — 0.9%
3	Developers Diversified Realty Corp. REIT	179
12	Equity Office Properties Trust REIT	430
		609
	Road & Rail — 1.5%
38	Heartland Express, Inc.	685
17	Werner Enterprises, Inc.	353
		1,038
	Semiconductors & Semiconductor Equipment — 1.6%
7	Lam Research Corp. (a)	327
12	Microchip Technology, Inc.	428
14	National Semiconductor Corp.	339
		1,094
	Specialty Retail — 0.7%
8	Limited Brands, Inc.	205
8	Office Depot, Inc. (a)	307
		512
	Thrifts & Mortgage Finance — 1.5%
3	Downey Financial Corp.	208
3	FirstFed Financial Corp. (a)	200
9	Fremont General Corp.	172
10	Sovereign Bancorp, Inc.	195
6	Webster Financial Corp.	270
		1,045
	Total Short Positions — 20.4% (Proceeds $14,450)	$14,141

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
1	S & P 500 Index	September, 2006	$320	—(h)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   75

JPMorgan Large Cap Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors, Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)	—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f)	—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

	Market Value		Percentage
JPMorgan Diversified Fund	—	(h)	—	(g)

In addition, the market value and percentage of the investments that are fair valued under the fair valuation policy for international investments as described in Note 2A (amounts in thousands) is $72,111 and 12.9%, respectively.

(g)	—	Amount rounds to less than 0.1%.

(h)	—	Amount rounds to less than one thousand.

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(j)	—	Securities are pledged with a broker as collateral for short sales.

(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)	—	The rate shown is the effective yield at the date of purchase.

ADR	—	American Depositary Receipt.

BPS	—	Basis Points.

CMO	—	Collateralized Mortgage Obligation.

CVA	—	Dutch Certification.

FHLMC	—	Freddie Mac.

FNMA	—	Federal National Mortgage Association.

FRN	—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2006.

GDR	—	Global Depositary Receipt.

IF	—	Inverse Floaters represent securities that pay interest at a rate that increase (decreases) with a decline (incline) in a specified index.

IO	—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	—	London Interbank Offered Rate.

RNC	—	Risparmio Non-Convertible Savings Shares.

SUB	—	Step-Up Bond. The rate shown is the rate in effect as of June 30, 2006.

TBA	—	To Be Announced.

VAR	—	Variable rate note. The interest rate shown is the rate in effect at June 30, 2006.

STRIPS	—	Separate Trading of Registered Interest and Principal Securities.

TRAINS	—	Targeted Return Index.

CURRENCIES:

AUD	—	Australian Dollar.

CHF	—	Swiss Franc.

EUR	—	Euro.

GBP	—	British Pound.

HKD	—	Hong Kong Dollar.

JPY	—	Japanese Yen.

NOK	—	Norwegian Krone.

SEK	—	Swedish Krona.

SGD	—	Singapore Dollar.

USD	—	United States Dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   77

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Diversified Fund		Equity Income Fund	Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$616,136		$596,560		$309,255	$562,201
Investments in affiliates, at value	12,353		8,320		2,582	5,482
Total investment securities, at value	628,489		604,880		311,837	567,683
Cash	—	(b)	3,497		—	28
Foreign currency, at value	—		303		—	—
Receivables:
Investment securities sold	1,548		112,149		—	7,237
Fund shares sold	25,192		2,037		1,408	1,260
Interest and dividends	1,003		2,137		542	554
Tax reclaims	—		73		—	—
Variation margin on futures contracts	—		574		—	—
Unrealized appreciation on forward foreign currency exchange contracts	—		345		—	—
Outstanding swap contracts, at value	—		771		—	—
Prepaid expenses and other assets	—		—	(b)	2	—
Total Assets	656,232		726,766		313,789	576,762

LIABILITIES:
Payables:
Dividends	831		775		371	104
Investment securities purchased	1,555		154,165		—	6,021
Collateral for securities lending program	23,879		7,220		16,249	2,314
Fund shares redeemed	647		3,320		3,216	6,740
Variation margin on futures contracts	26		44		—	—
Unrealized depreciation on forward foreign currency exchange contracts	—		456		—	—
Outstanding options written, at fair value	—		1,311		—	—
Outstanding swap contracts, at value	—		734		—	—
Accrued liabilities:
Investment advisory fees	98		70		98	163
Administration fees	26		35		23	44
Shareholder servicing fees	64		70		35	115
Distribution fees	—	(b)	98		51	129
Custodian and accounting fees	19		42		9	13
Trustees’ and Officers’ fees	5		11		5	36
Other	195		316		205	509
Total Liabilities	27,345		168,667		20,262	16,188
Net Assets	$628,887		$558,099		$293,527	$560,574

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

	Disciplined Equity Fund	Diversified Fund	Equity Income Fund	Growth and Income Fund
NET ASSETS:
Paid in capital	$925,422	$491,856	$169,974	$455,303
Accumulated undistributed (distributions in excess of) net investment income	208	(347)	(368)	48
Accumulated net realized gains (losses) from investments	(413,171)	(4,456)	29,012	13,817
Net unrealized appreciation (depreciation) from investments	116,428	71,046	94,909	91,406
Total Net Assets	$628,887	$558,099	$293,527	$560,574

Net Assets:
Class A	$1,141	$140,537	$123,680	$523,111
Class B	—	106,044	33,589	28,724
Class C	—	4,489	6,369	5,324
Select Class	254,182	98,539	129,889	3,415
Institutional Class	219,916	208,490	—	—
Ultra	153,648	—	—	—
Total	$628,887	$558,099	$293,527	$560,574

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	74	9,871	10,221	15,090
Class B	—	7,451	2,788	844
Class C	—	316	529	162
Select Class	16,569	6,910	10,658	96
Institutional Class	14,344	14,631	—	—
Ultra	10,020	—	—	—

Net Asset Value
Class A — Redemption price per share	$15.33	$14.24	$12.10	$34.67
Class B — Offering price per share (a)	—	14.23	12.05	34.05
Class C — Offering price per share (a)	—	14.23	12.04	32.86
Select Class — Offering and redemption price per share	15.34	14.26	12.19	35.71
Institutional Class — Offering and redemption price per share	15.33	14.25	—	—
Ultra — Offering and redemption price per share	15.33	—	—	—
Class A Maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A Maximum Public Offering Price Per Share (net asset value per share/100% – maximum sales charge)	$16.18	$15.03	$12.77	$36.59

Cost of Investments	$512,136	$534,140	$216,928	$476,277
Market Value of Securities on loan	23,651	7,117	15,959	2,309
Cost of foreign currency	—	301	—	—
Premiums paid from swaps	—	19	—	—
Premiums received from swaps	—	47	—	—
Premiums received from options written	—	1,352	—	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   79

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$1,234,414	$1,007,138	$1,551,342	$82,285
Investments in affiliates, at value	15,402	11,389	14,425	303
Total investment securities, at value	1,249,816	1,018,527	1,565,767	82,588
Cash	—	54	110	611
Deposits with broker for futures contracts	—	—	—	115
Receivables:
Investment securities sold	50,728	44,380	22,789	1,750
Fund shares sold	2,126	586	1,282	—
Interest and dividends	1,150	1,579	1,810	92
Variation margin on futures contracts	—	—	—	—	(b)
Prepaid expenses and other assets	11	7	1	—
Total Assets	1,303,831	1,065,133	1,591,759	85,156

LIABILITIES:
Payables:
Due to Custodian	136	—	—	—
Dividends	—	4,166	3,126	—
Dividend for securities sold short	—	—	—	11
Investment securities purchased	49,065	41,057	11,496	1,677
Securities sold short, at value	—	—	—	14,141
Collateral for securities lending program	22,091	31,659	122,001	—
Fund shares redeemed	11,182	1,689	2,634	—
Variation margin on futures contracts	—	—	38	—
Accrued liabilities:
Investment advisory fees	514	285	376	—	(b)
Administration fees	99	38	98	2
Shareholder servicing fees	241	204	237	10
Distribution fees	149	22	72	—	(b)
Custodian and accounting fees	30	17	36	19
Trustees’ and Officers’ fees	5	3	14	—	(b)
Other	1,074	346	286	55
Total Liabilities	84,586	79,486	140,414	15,915
Net Assets	$1,219,245	$985,647	$1,451,345	$69,241

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid in capital	$1,519,380	$793,706	$1,103,783	$69,166
Accumulated undistributed (distributions in excess of) net investment income	(29)	(72)	154	164
Accumulated net realized gains (losses) from investments	(568,404)	49,990	112,602	(311)
Net unrealized appreciation (depreciation) from investments	268,298	142,023	234,806	222
Total Net Assets	$1,219,245	$985,647	$1,451,345	$69,241

Net Assets:
Class A	$207,103	$44,110	$137,548	$551
Class B	161,461	15,437	28,469	—
Class C	11,163	4,850	9,372	549
R Class	—	9,729	4,585	8,661
Select Class	824,532	897,848	1,049,744	59,480
Institutional Class	—	—	221,627	—
Ultra	14,986	13,673	—	—
Total	$1,219,245	$985,647	$1,451,345	$69,241

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,922	2,666	12,195	33
Class B	11,018	940	2,546	—
Class C	769	296	838	33
R Class	—	593	407	525
Select Class	52,176	54,682	93,189	3,606
Institutional Class	—	—	19,668	—
Ultra	946	833	—	—

Net Asset Value
Class A — Redemption price per share	$16.03	$16.55	$11.28	$16.48
Class B — Offering price per share (a)	14.65	16.42	11.18	—
Class C — Offering price per share (a)	14.53	16.37	11.18	16.44
R Class — Offering and redemption price per share	—	16.41	11.27	16.50
Select Class — Offering and redemption price per share	15.80	16.42	11.26	16.50
Institutional Class — Offering and redemption price per share	—	—	11.27	—
Ultra — Offering and redemption price per share	15.84	16.42	—	—
Class A Maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A Maximum Public Offering Price Per Share (net asset value per share/100% – maximum sales charge)	$16.92	$17.47	$11.91	$17.39

Cost of Investments	$981,518	$876,504	$1,330,923	$82,675
Market Value of Securities on loan	21,782	31,465	120,517	—
Proceeds from securities sold short	—	—	—	14,450

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   81

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund			Diversified Fund
	Period Ended 6/30/2006 (a)		Year Ended 12/31/2005	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005
INVESTMENT INCOME:
Dividend income	$5,115		$9,263	$4,810	$8,981
Dividend income from affiliates (b)	221		156	302	631
Interest income	12		16	4,481	10,219
Income from securities lending (net)	23		3	18	31
Foreign taxes withheld	—		—	(97)	(178)
Total investment income	5,371		9,438	9,514	19,684

EXPENSES:
Investment advisory fees	673		1,339	1,664	3,886
Administrative fees	275		599	309	778
Distribution fees
Class A	1		4	180	343
Class B	—		—	447	981
Class C	—		—	18	38
Shareholder servicing fees
Class A	1		4	180	343
Class B	—		—	149	327
Class C	—		—	6	13
Select Class	173		202	132	357
Institutional Class	127		320	116	294
Ultra	—		7	—	—
Custodian and accounting fees	30		46	104	232
Interest expense	—	(c)	1	4	3
Professional fees	55		59	70	97
Trustees’ and Officers’ fees	4		6	7	11
Printing and mailing costs	143		62	240	102
Registration and filing fees	—	(c)	91	42	20
Transfer agent fees	12		63	345	445
Other	8		12	4	19
Total expenses	1,502		2,815	4,017	8,289
Less amounts waived	(256)		(400)	(944)	(1,291)
Less earnings credits	(1)		(2)	(5)	(9)
Less expense reimbursements	—		(2)	—	—
Less reimbursement for legal matters	—		—	(1)	(1)
Net expenses	1,245		2,411	3,067	6,988
Net investment income (loss)	4,126		7,027	6,447	12,696

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

	Disciplined Equity Fund		Diversified Fund
	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	21,681	30,611	54,253	26,264
Options written	—	—	510	1,035
Futures	(197)	238	(2,128)	(685)
Swaps	—	—	(269)	802
Foreign currency transactions	—	—	31	(76)
Net realized gain (loss)	21,484	30,849	52,397	27,340
Change in net unrealized appreciation (depreciation) of:
Investments	(15,159)	(17,023)	(41,022)	(9,702)
Options written	—	—	(297)	412
Futures	86	(82)	(502)	773
Swaps	—	—	318	(375)
Foreign currency translations	—	—	(118)	241
Change in net unrealized appreciation (depreciation)	(15,073)	(17,105)	(41,621)	(8,651)
Net realized/unrealized gains (losses)	6,411	13,744	10,776	18,689
Change in net assets resulting from operations	$10,537	$20,771	$17,223	$31,385

(a)	The fund has changed its fiscal year end from December 31 to June 30

(b)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   83

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Income Fund	Growth and Income Fund			Large Cap Growth Fund
	Year Ended 6/30/2006	Period Ended 6/30/2006 (a)		Year Ended 12/31/2005	Year Ended 6/30/2006
INVESTMENT INCOME:
Dividend income	$11,997	$5,886		$9,241	$12,636
Dividend income from affiliates (b)	136	192		157	620
Interest income	84	—	(c)	— (c)	—
Income from securities lending (net)	194	45		4	185
Allocated investment income from portfolio**	—	—		2,582	—
Foreign taxes withheld	—	(17)		(9)	—
Allocated expenses from portfolio**	—	—		(670)	—
Total investment income	12,411	6,106		11,305	13,441

EXPENSES:
Investment advisory fees	1,546	1,157		1,939	7,682
Administrative fees	401	296		628	1,593
Distribution fees:
Class A	304	669		1,413	572
Class B	348	129		371	1,479
Class C	54	21		44	91
Shareholder servicing fees:
Class A	304	669		1,412	572
Class B	116	43		123	493
Class C	18	7		15	30
Select Class	528	4		7	2,695
Custodian and accounting fees	33	28		25	93
Interest expense	29	1		— (c)	—
Professional fees	46	46		35	53
Trustees’ and Officers’ fees	5	6		14	18
Printing and mailing costs	91	237		135	353
Registration and filing fees	54	3		50	66
Transfer agent fees	482	524		1,084	2,465
Other	16	6		12	38
Total expenses	4,375	3,846		7,307	18,293
Less amounts waived	(136)	(102)		(2)	(897)
Less earnings credits	— (c)	—	(c)	— (c)	— (c)
Less expense reimbursements	—	—		(2)	—
Less reimbursement for legal matters	(1)	—		—	(5)
Net expenses	4,238	3,744		7,303	17,391
Net investment income (loss)	8,173	2,362		4,002	(3,950)

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

	Equity Income Fund	Growth and Income Fund		Large Cap Growth Fund
	Year Ended 6/30/2006	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 6/30/2006
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$60,765	$14,896	$24,266	$112,931
Allocated from portfolio**	—	—	21,124	—
Net realized gain (loss)	60,765	14,896	45,390	112,931
Change in net unrealized appreciation (depreciation) of:
Investments	(38,516)	4,356	2,960	(1,622)
Allocated from portfolio**	—	—	(30,987)	—
Change in net unrealized appreciation (depreciation)	(38,516)	4,356	(28,027)	(1,622)
Net realized/unrealized gains (losses)	22,249	19,252	17,363	111,309
Change in net assets resulting from operations	$30,422	$21,614	$21,365	$107,359

(a)	The fund has changed its fiscal year end from December 31 to June 30

(b)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

**	See Note 10 Reorganization.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   85

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Value Fund	U.S. Equity Fund		U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2006	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Period Ended 6/30/2006 (b)(c)
INVESTMENT INCOME:
Dividend income	$27,522	$14,892	$28,416	$362
Dividend income from affiliates (d)	635	261	597	15
Interest income	6	42	93	—	(e)
Income from securities lending (net)	124	76	135	—
Foreign taxes withheld	(5)	(12)	—	—	(e)
Total investment income	28,282	15,259	29,241	377

EXPENSES:
Investment advisory fees	4,722	3,286	6,739	178
Administrative fees	1,223	840	1,808	18
Distribution fees:
Class A	124	183	372	1
Class B	147	120	281	—
Class C	40	37	73	3
Shareholder servicing fees:
Class A	124	183	372	1
Class B	49	40	94	—
Class C	14	12	24	1
R Class	— (e)	— (e)	—	—	(e)
Select Class	2,715	1,548	3,348	42
Institutional Class	—	108	150	—
Custodian and accounting fees	92	69	38	63
Interest expense	4	2	6	—	(e)
Professional fees	57	58	65	41
Trustees’ and Officers’ fees	16	10	20	—	(e)
Printing and mailing costs	136	291	77	25
Registration and filing fees	63	50	36	97
Transfer agent fees	888	489	669	11
Dividend expense on securities sold short	—	—	—	36
Other	35	22	58	5
Total expenses	10,449	7,348	14,230	522
Less amounts waived	(406)	(661)	(442)	(216)
Less earnings credits	(2)	— (e)	(2)	(3)
Less expense reimbursements	—	—	—	(85)
Less reimbursement for legal matters	(3)	(4)	(17)	—
Net expenses	10,038	6,683	13,769	218
Net investment income (loss)	18,244	8,576	15,472	159

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

	Large Cap Value Fund	U.S. Equity Fund		U.S. Large Cap Core Plus Fund (b)(c)
	Year Ended 6/30/2006	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Period Ended 6/30/2006
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$72,237	$140,266	$83,208	$(518)
Futures	—	(711)	206	(10)
Securities sold short	—	—	—	235
Net realized gain (loss)	72,237	139,555	83,414	(293)
Change in net unrealized appreciation (depreciation) of:
Investments	11,716	(94,015)	(36,725)	(87)
Futures	—	129	(491)	— (e)
Securities sold short	—	—	—	309
Change in net unrealized appreciation (depreciation)	11,716	(93,886)	(37,216)	222
Net realized/unrealized gains (losses)	83,953	45,669	46,198	(71)
Change in net assets resulting from operations	$102,197	$54,245	$61,670	$88

(a)	The fund has changed its fiscal year end from December 31 to June 30

(b)	Commencement of operations was November 1, 2005.

(c)	The fund changed its fiscal year end from October 31 to June 30.

(d)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund			Diversified Fund
	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,126	$7,027	$7,870	$6,447	$12,696	$7,884
Net realized gain (loss)	21,484	30,849	66,828	52,397	27,340	43,032
Change in net unrealized appreciation (depreciation)	(15,073)	(17,105)	(18,831)	(41,621)	(8,651)	(9,841)
Change in net assets resulting from operations	10,537	20,771	55,867	17,223	31,385	41,075

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6)	(13)	(19)	(1,515)	(2,505)	(640)
Class B
From net investment income	—	—	—	(903)	(1,739)	(113)
Class C
From net investment income	—	—	—	(37)	(69)	(6)
Select Class
From net investment income	(1,144)	(948)	(1,039)	(1,175)	(2,733)	(2,447)
Institutional Class
From net investment income	(1,600)	(4,102)	(5,016)	(2,852)	(6,568)	(5,289)
Ultra
From net investment income	(1,171)	(1,987)	(1,704)	—	—	—
Total distributions to shareholders	(3,921)	(7,050)	(7,778)	(6,482)	(13,614)	(8,495)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	95,317	(12,353)	(128,012)	(172,183)	248,977	(61,526)

NET ASSETS:
Change in net assets	101,933	1,368	(79,923)	(161,442)	266,748	(28,946)
Beginning of period	526,954	525,586	605,509	719,541	452,793	481,739
End of period	$628,887	$526,954	$525,586	$558,099	$719,541	$452,793
Accumulated undistributed (distributions in excess of) net investment income	$208	$39	$75	$(347)	$(279)	$358

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

	Equity Income Fund		Growth and Income Fund			Large Cap Growth Fund
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 6/30/2006	Year Ended 6/30/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,173	$9,790	$2,362	$4,002	$5,196	$(3,950)	$5,170
Net realized gain (loss)	60,765	152,211	14,896	45,390	122,702	112,931	234,264
Change in net unrealized appreciation (depreciation)	(38,516)	(109,941)	4,356	(28,027)	(41,816)	(1,622)	(213,064)
Change in net assets resulting from operations	30,422	52,060	21,614	21,365	86,082	107,359	26,370

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,764)	(1,875)	(2,185)	(4,090)	(4,573)	—	(475)
From net realized gains	(31,523)	(13,274)	—	(6,945)	—	—	—
Class B
From net investment income	(804)	(789)	(50)	(97)	(198)	—	(62)
From net realized gains	(12,320)	(8,772)	—	(524)	—	—	—
Class C
From net investment income	(126)	(74)	(10)	(18)	(23)	—	(1)
From net realized gains	(2,014)	(613)	—	(76)	—	—	—
Select Class
From net investment income	(5,007)	(6,905)	(20)	(31)	(17)	—	(4,721)
From net realized gains	(59,860)	(45,851)	—	(44)	—	—	—
Ultra
From net investment income	—	—	—	—	—	—	(24)
Total distributions to shareholders	(114,418)	(78,153)	(2,265)	(11,825)	(4,811)	—	(5,283)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(116,967)	30,682	(49,942)	(90,039)	(103,101)	(577,860)	(616,404)

NET ASSETS:
Change in net assets	(200,963)	4,589	(30,593)	(80,499)	(21,830)	(470,501)	(595,317)
Beginning of period	494,490	489,901	591,167	671,666	693,496	1,689,746	2,285,063
End of period	$293,527	$494,490	$560,574	$591,167	$671,666	$1,219,245	$1,689,746
Accumulated undistributed (distributions in excess of) net investment income	$(368)	$122	$48	$(39)	$194	$(29)	$(205)

(a)	The fund has changed its fiscal year end from December 31 to June 30

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Value Fund		U.S. Equity Fund			U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006 (b)(c)
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$18,244	$21,961	$8,576	$15,472	$4,773	$159
Net realized gain (loss)	72,237	260,932	139,555	83,414	31,484	(293)
Change in net unrealized appreciation (depreciation)	11,716	(121,754)	(93,886)	(37,216)	14,280	222
Change in net assets resulting from operations	102,197	161,139	54,245	61,670	50,537	88

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(634)	(770)	(637)	(1,037)	(332)	(1)
From net realized gains	(1,521)	—	—	(2,178)	—	—
Class B
From net investment income	(153)	(185)	(57)	(72)	(44)	—
From net realized gains	(618)	—	—	(512)	—	—
Class C
From net investment income	(45)	(44)	(19)	(22)	(8)	(1)
From net realized gains	(158)	—	—	(147)	—	—
R Class (d)
From net investment income	(51)	—	(17)	—	—	—
Select Class
From net investment income	(17,183)	(20,311)	(6,541)	(12,383)	(2,980)	(12)
From net realized gains	(31,669)	—	—	(19,334)	—	—
Institutional Class
From net investment income	—	—	(1,444)	(2,081)	(890)
From net realized gains	—	—	—	(3,118)	—	—
Ultra
From net investment income	(359)	(184)	—	—	—	—
From net realized gains	(717)	—	—	—	—	—
Total distributions to shareholders	(53,108)	(21,494)	(8,715)	(40,884)	(4,254)	(14)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(330,887)	(432,226)	(340,474)	1,240,007	(32,923)	69,167

NET ASSETS:
Change in net assets	(281,798)	(292,581)	(294,944)	1,260,793	13,360	69,241
Beginning of period	1,267,445	1,560,026	1,746,289	485,496	472,136	—
End of period	$985,647	$1,267,445	$1,451,345	$1,746,289	$485,496	$69,241
Accumulated undistributed (distributions in excess of) net investment income	$(72)	$402	$154	$347	$470	$164

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was November 1, 2005.

(c)	The Fund changed its fiscal year end from October 31 to June 30.

(d)	Commencement of offering class of shares was May 15, 2006.

(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

	Disciplined Equity Fund			Diversified Fund
	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$324	$237	$358	$14,196	$29,206	$3,376
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	115,144	—
Dividends reinvested	6	13	19	1,427	2,368	543
Cost of shares redeemed	(157)	(1,128)	(603)	(26,332)	(44,295)	(10,346)
Redemption fees	— (b)	—	—	—	—	—
Change in net assets from Class A capital transactions	$173	$(878)	$(226)	$(10,709)	$102,423	$(6,427)
Class B
Proceeds from shares issued	$—	$—	$—	$1,069	$4,774	$1,442
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	160,005	—
Dividends reinvested		—	—	847	1,651	101
Cost of shares redeemed	—	—	—	(26,947)	(54,567)	(3,311)
Change in net assets from Class B capital transactions	$—	$—	$—	$(25,031)	$111,863	$(1,768)
Class C
Proceeds from shares issued	$—	$—	$—	$198	$928	$103
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	5,797	—
Dividends reinvested	—	—	—	31	58	3
Cost of shares redeemed	—	—	—	(1,136)	(2,396)	(95)
Change in net assets from Class C capital transactions	$—	$—	$—	$(907)	$4,387	$11
Select Class
Proceeds from shares issued	$192,327	$69,232	$28,259	$6,074	$19,395	$14,492
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	26,208	—
Dividends reinvested	297	606	801	955	2,276	2,339
Cost of shares redeemed	(28,846)	(60,696)	(34,509)	(36,636)	(61,278)	(28,997)
Redemption fees	1	—	—	—	—	—
Change in net assets from Select Class capital transactions	$163,779	$9,142	$(5,449)	$(29,607)	$(13,399)	$(12,166)
Institutional Class
Proceeds from shares issued	$16,784	$87,042	$62,218	$19,062	$96,176	$100,776
Dividends reinvested	1,173	3,115	3,964	1,976	5,309	4,409
Cost of shares redeemed	(114,128)	(128,888)	(174,739)	(126,967)	(57,782)	(146,361)
Redemption fees	1	—	—	—	—	—
Change in net assets from Institutional Class capital transactions	$(96,170)	$(38,731)	$(108,557)	$(105,929)	$43,703	$(41,176)
Ultra
Proceeds from shares issued	$39,218	$6,307	$29,330	$—	$—	$—
Subscription in-kind (Note 11)	—	60,292	—	—	—	—
Dividends reinvested	1,171	1,987	1,696	—	—	—
Cost of shares redeemed	(12,855)	(50,472)	(44,806)	—	—	—
Redemption fees	1	—	—	—	—	—
Change in net assets from Ultra capital transactions	$27,535	$18,114	$(13,780)	$—	$—	$—

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   91

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Income Fund		Growth and Income Fund			Large Cap Growth Fund
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 6/30/2006	Year Ended 6/30/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$40,655	$27,347	$13,096	$28,180	$18,245	$45,814	$56,251
Shares issued in Fund reorganization (Note 9)	—	18,431	—	—	—	—	14,694
Dividends reinvested	31,547	13,700	2,019	10,258	4,224	—	441
Cost of shares redeemed	(41,827)	(25,292)	(52,796)	(105,389)	(103,474)	(89,810)	(99,857)
Change in net assets from Class A capital transactions	$30,375	$34,186	$(37,681)	$(66,951)	$(81,005)	$(43,996)	$(28,471)
Class B
Proceeds from shares issued	$6,886	$4,533	$1,339	$2,892	$1,911	$7,503	$10,059
Shares issued in Fund reorganization (Note 9)	—	7,621	—	—	—	—	6,831
Dividends reinvested	12,131	9,065	44	566	179	—	61
Cost of shares redeemed	(32,354)	(30,597)	(12,745)	(28,287)	(23,489)	(78,910)	(98,039)
Change in net assets from Class B capital transactions	$(13,337)	$(9,378)	$(11,362)	$(24,829)	$(21,399)	$(71,407)	$(81,088)
Class C
Proceeds from shares issued	$1,196	$943	$348	$523	$589	$1,974	$1,801
Shares issued in Fund reorganization (Note 9)	—	3,534	—	—	—	—	755
Dividends reinvested	1,966	617	10	87	20	—	—
Cost of shares redeemed	(2,702)	(1,586)	(859)	(1,080)	(1,305)	(3,755)	(10,559)
Change in net assets from Class C capital transactions	$460	$3,508	$(501)	$(470)	$(696)	$(1,781)	$(8,003)
Select Class
Proceeds from shares issued	$41,542	$59,293	$348	$3,325	$649	$105,940	$197,216
Shares issued in Fund reorganization (Note 9)	—	35,445	—	—	—	—	25,562
Dividends reinvested	26,331	15,837	8	30	16	—	196
Cost of shares redeemed	(202,338)	(108,209)	(754)	(1,144)	(666)	(557,117)	(480,162)
Redemption in-kind (Note 11)	—	—	—	—	—	—	(263,608)
Change in net assets from Select Class capital transactions	$(134,465)	$2,366	$(398)	$2,211	$(1)	$(451,177)	$(520,796)
Ultra (b)
Proceeds from shares issued	$—	$—	$—	$—	$—	$— (c)	$21,954
Cost of shares redeemed	—	—	—	—	—	(9,499)	—
Change in net assets from Ultra capital transactions	$—	$—	$—	$—	$—	$(9,499)	$21,954

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering class of shares was February 22, 2005.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

	Large Cap Value Fund		U.S. Equity Fund			U.S. Large Cap Core Plus Fund (b)(c)
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,973	$18,234	$7,891	$23,164	$16,959	$500
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	136,622	—	—
Dividends reinvested	1,779	811	552	2,710	226	1
Cost of shares redeemed	(28,326)	(30,219)	(26,489)	(65,496)	(19,079)	—
Change in net assets from Class A capital transactions	$(16,574)	$(11,174)	$(18,046)	$97,000	$(1,894)	$501
Class B
Proceeds from shares issued	$1,691	$3,942	$802	$2,296	$902	$—
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	22,989	—	—
Dividends reinvested	748	192	48	498	34	—
Cost of shares redeemed	(11,162)	(9,984)	(8,334)	(15,621)	(7,934)	—
Change in net assets from Class B capital transactions	$(8,723)	$(5,850)	$(7,484)	$10,162	$(6,998)	$—
Class C
Proceeds from shares issued	$699	$1,613	$129	$1,621	$111	$500
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	7,589	—	—
Dividends reinvested	180	43	15	132	4	1
Cost of shares redeemed	(1,939)	(2,178)	(1,296)	(3,500)	(1,320)	—
Change in net assets from Class C capital transactions	$(1,060)	$(522)	$(1,152)	$5,842	$(1,205)	$501
R Class (d)
Proceeds from shares issued	$9,477	—	$4,492	$—	$—	$8,487
Dividends reinvested	51	—	17	—	—	—
Cost of shares redeemed	—	—	(2)	—	—	—
Change in net assets from R Class capital transactions	$9,528	—	$4,507	$—	$—	$8,487
Select Class
Proceeds from shares issued	$89,954	$110,233	$37,273	$114,929	$55,489	$64,809
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	1,460,091	—	—
Dividends reinvested	16,309	2,200	1,351	14,054	2,447	12
Cost of shares redeemed	(362,479)	(257,045)	(364,429)	(605,409)	(60,843)	(5,143)
Redemption in-kind (Note 11)	(46,061)	(294,324)	—	—	—	—
Change in net assets from Select Class capital transactions	$(302,277)	$(438,936)	$(325,805)	$983,665	$(2,907)	$59,678
Institutional Class
Proceeds from shares issued	$—	$—	$33,343	$201,825	$18,193	$—
Subscription in-kind (Note 11)	—	—	9,696	—	—	—
Dividends reinvested	—	—	422	1,535	573	—
Cost of shares redeemed	—	—	(35,955)	(60,022)	(38,685)	—
Change in net assets from Institutional capital transactions	$—	$—	$7,506	$143,338	$(19,919)	$—
Ultra (e)
Proceeds from shares issued	$30	$24,256	$—	$—	$—	$—
Cost of shares redeemed	(11,811)	—	—	—	—	—
Change in net assets from Ultra capital transactions	$(11,781)	$24,256	$—	$—	$—	$—

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	The fund changed its fiscal year end from October 31 to June 30.

(c)	Commencement of operations was November 1, 2005.

(d)	Commencement of offering class of shares was May 15, 2006.

(e)	Commencement of offering class of shares was February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   93

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund			Diversified Fund
	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004
SHARE TRANSACTIONS:
Class A
Issued	21	16	26	987	2,138	260
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	8,425	—
Reinvested	— (b)	1	1	100	172	41
Redeemed	(10)	(79)	(44)	(1,833)	(3,229)	(786)
Change in Class A Shares	11	(62)	(17)	(746)	7,506	(485)
Class B
Issued	—	—	—	75	353	111
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	11,714	—
Reinvested	—	—	—	59	121	8
Redeemed	—	—	—	(1,878)	(3,987)	(256)
Change in Class B Shares	—	—	—	(1,744)	8,201	(137)
Class C
Issued	—	—	—	14	68	8
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	424	—
Reinvested	—	—	—	2	5	— (b)
Redeemed	—	—	—	(79)	(175)	(7)
Change in Class C Shares	—	—	—	(63)	322	1
Select Class
Issued	12,446	4,750	2,055	421	1,420	1,111
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	1,915	—
Reinvested	19	41	56	67	165	177
Redeemed	(1,856)	(4,193)	(2,485)	(2,562)	(4,478)	(2,215)
Change in Select Class Shares	10,609	598	(374)	(2,074)	(978)	(927)
Institutional Class
Issued	1,081	5,987	4,517	1,327	7,118	7,615
Reinvested	76	210	281	138	385	335
Redeemed	(7,296)	(8,818)	(12,669)	(8,899)	(4,262)	(11,081)
Change in Institutional Class Shares	(6,139)	(2,621)	(7,871)	(7,434)	3,241	(3,131)
Ultra
Issued	2,490	427	2,113	—	—	—
Subscriptions in-kind (Note 11)	—	4,161	—	—	—	—
Reinvested	75	134	121	—	—	—
Redeemed	(818)	(3,402)	(3,292)	—	—	—
Change in Ultra Shares	1,747	1,320	(1,058)	—	—	—

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

	Equity Income Fund		Growth and Income Fund			Large Cap Growth Fund
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 6/30/2006	Year Ended 6/30/2005
SHARE TRANSACTIONS:
Class A
Issued	3,141	1,731	379	857	602	2,851	3,842
Shares issued in connection with Fund reorganization (Note 9)	—	1,196	—	—	—	—	988
Reinvested	2,651	904	58	304	137	—	28
Redeemed	(3,170)	(1,601)	(1,532)	(3,192)	(3,419)	(5,640)	(6,834)
Change in Class A Shares	2,622	2,230	(1,095)	(2,031)	(2,680)	(2,789)	(1,976)
Class B
Issued	553	290	40	90	64	505	744
Shares issued in connection with Fund reorganization (Note 9)	—	516	—	—	—	—	499
Reinvested	1,025	601	1	17	6	—	4
Redeemed	(2,447)	(1,937)	(375)	(876)	(790)	(5,393)	(7,292)
Change in Class B Shares	(869)	(530)	(334)	(769)	(720)	(4,888)	(6,045)
Class C
Issued	95	60	11	17	20	135	145
Shares issued in connection with Fund reorganization (Note 9)	—	210	—	—	—	—	46
Reinvested	166	41	— (b)	3	1	—	—
Redeemed	(217)	(102)	(26)	(35)	(46)	(260)	(791)
Change in Class C Shares	44	209	(15)	(15)	(25)	(125)	(600)
Select Class
Issued	3,304	3,804	10	97	20	6,759	13,910
Shares issued in connection with Fund reorganization (Note 9)	—	2,289	—	—	—	—	1,747
Reinvested	2,211	1,046	— (b)	1	1	—	14
Redeemed	(14,787)	(6,818)	(21)	(33)	(20)	(36,249)	(32,834)
Redemption in-kind (Note 11)	—	—	—	—	—	—	(18,117)
Change in Select Class Shares	(9,272)	321	(11)	65	1	(29,490)	(35,280)
Ultra (c)
Issued	—	—	—	—	—	— (b)	1,524
Redeemed	—	—	—	—	—	(578)	—
Change in Ultra Shares	—		—			(578)	1,524

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	Amount rounds to less than one thousand.

(c)	Commencement of offering class of shares was February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   95

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Value Fund		U.S. Equity Fund			U.S. Large Cap Core Plus Fund (b)(c)
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2005
SHARE TRANSACTIONS:
Class A
Issued	614	1,193	699	2,143	1,658	33
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	12,622	—	—
Reinvested	110	54	49	243	21	—	(e)
Redeemed	(1,750)	(2,000)	(2,342)	(6,033)	(1,848)	—
Change in Class A Shares	(1,026)	(753)	(1,594)	8,975	(169)	33
Class B
Issued	105	258	71	214	89	—
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	2,143	—	—
Reinvested	46	12	4	45	3	—
Redeemed	(694)	(668)	(743)	(1,458)	(785)	—
Change in Class B Shares	(543)	(398)	(668)	944	(693)	—
Class C
Issued	43	106	12	147	11	33
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	707	—	—
Reinvested	11	3	1	12	— (e)	—	(e)
Redeemed	(120)	(145)	(116)	(327)	(130)	—
Change in Class C Shares	(66)	(36)	(103)	539	(119)	33
R Class (d)
Issued	590	—	406	—	—	525
Reinvested	3	—	1	—	—	—
Redeemed	—	—	— (e)	—		—
Change in Class C Shares	593	—	407	—	—	525
Select Class
Issued	5,596	7,363	3,316	10,658	5,417	3,914
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	135,084	—	—
Reinvested	1,015	149	119	1,260	232	1
Redeemed	(22,551)	(16,873)	(32,374)	(55,838)	(5,906)	(309)
Redemption in-kind (Note 11)	(2,841)	(19,062)	—	—	—	—
Change in Select Class Shares	(18,781)	(28,423)	(28,939)	91,164	(257)	3,606
Institutional Class
Issued	—	—	2,934	18,646	1,772	—
Subscription in-kind (Note 11)	—	—	863	—	—	—
Reinvested	—	—	37	139	55	—
Redeemed	—	—	(3,159)	(5,593)	(3,588)	—
Change in Institutional Class Shares	—	—	675	13,192	(1,761)	—
Ultra (f)
Issued	2	1,557	—	—	—	—
Redeemed	(726)	—	—	—	—	—
Change in Ultra Shares	(724)	1,557	—	—	—	—

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	The fund changed its fiscal year end from October 31 to June 30.

(c)	Commencement of operations was November 1, 2005.

(d)	Commencement of offering class of shares was May 15, 2006.

(e)	Amount rounds to less than one thousand.

(f)	Commencement of offering class of shares was February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED JUNE 30, 2006

(Amounts in thousands)

U.S. Large Cap Core Plus Fund (a)
INCREASE (DECREASE) IN CASH
Cash flows used for operating activities:
Interest and dividend income received	$285
Operating expenses paid	(96)
Dividends on short positions paid	(25)
Purchases of long-term investments	(113,938)
Net (purchases)/sales of short-term investments	(303)
Proceeds from disposition of long-term investments	32,580
Proceeds from securities sold short	24,641
Close-out of securities sold short	(11,561)
Net cash used for futures	(125)
Net cash used for operating activities	(68,542)
Cash flows provided by financing activities:
Proceeds from shares issued	74,296
Cost of shares redeemed	(5,143)
Cash distributions paid	—
Net cash provided by financing activities	69,153
Net increase (decrease) in cash	611
Cash, beginning of period	—
Cash, end of period	$611
RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$88
Increase in deposits with broker for futures contracts	(115)
Increase in market value of investments	(82,588)
Increase in receivable for investments sold	(1,750)
Increase in dividend and interest receivable	(92)
Increase in market value of securities sold short	14,141
Increase in payable for investments purchased	1,677
Increase in accrued expenses and other payables	86
Increase in dividends payable for securities sold short	11
Total adjustments	(68,630)
Net cash used for operating activities	$(68,542)

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

(a)	Commencement of operations was November 1, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital		Total distributions	Redemption fees
Disciplined Equity Fund
January 1, 2006 through June 30, 2006 (d)	$15.14	$0.09	(g)	$0.18	$0.27	$(0.08)	$—	$—		$(0.08)	$—
Year Ended December 31, 2005	14.78	0.13	(g)	0.36	0.49	(0.13)	—	—		(0.13)	—
Year Ended December 31, 2004	13.50	0.13		1.30	1.43	(0.15)	—	—		(0.15)	—
Year Ended December 31, 2003	10.54	0.05		2.99	3.04	(0.08)	—	—	(h)	(0.08)	—
Year Ended December 31, 2002	14.17	0.07	(g)	(3.62)	(3.55)	(0.08)	—	—		(0.08)	—
September 28, 2001 (e) through December 31, 2001	12.85	0.01	(g)	1.39	1.40	(0.08)	—	—		(0.08)	—

Diversified Fund
January 1, 2006 through June 30, 2006 (d)	14.04	0.14	(g)	0.21	0.35	(0.15)	—	—		(0.15)	—
Year Ended December 31, 2005	13.73	0.23	(g)	0.32	0.55	(0.24)	—	—		(0.24)	—
Year Ended December 31, 2004	12.79	0.17	(g)	0.96	1.13	(0.19)	—	—		(0.19)	—
March 24, 2003 (e) through December 31, 2003	10.77	0.09	(g)	2.06	2.15	(0.13)	—	—		(0.13)	—

Equity Income Fund
Year Ended June 30, 2006	15.57	0.27	(g)	0.79	1.06	(0.30)	(4.23)	—		(4.53)	—
Year Ended June 30, 2005	16.60	0.30		1.43	1.73	(0.30)	(2.46)	—		(2.76)	—
Year Ended June 30, 2004	15.00	0.21		2.12	2.33	(0.21)	(0.52)	—		(0.73)	—
Year Ended June 30, 2003	16.30	0.22		(0.82)	(0.60)	(0.22)	(0.48)	—		(0.70)	—
Year Ended June 30, 2002	19.36	0.20		(2.00)	(1.80)	(0.20)	(1.06)	—		(1.26)	—

Growth and Income Fund
January 1, 2006 through June 30, 2006 (d)	33.55	0.15	(g)	1.11	1.26	(0.14)	—	—		(0.14)	—
Year Ended December 31, 2005	33.00	0.23	(g)	0.99	1.22	(0.24)	(0.43)	—		(0.67)	—
Year Ended December 31, 2004	29.18	0.25	(g)	3.81	4.06	(0.24)	—	—		(0.24)	—
Year Ended December 31, 2003	23.31	0.21	(g)	5.88	6.09	(0.22)	—	—		(0.22)	—
Year Ended December 31, 2002	28.83	0.21	(g)	(5.31)	(5.10)	(0.21)	(0.21)	—		(0.42)	—
November 1, 2001 through December 31, 2001 (f)	26.95	0.03		1.88	1.91	(0.03)	—	—		(0.03)	—
Year Ended October 31, 2001	40.71	0.19		(8.04)	(7.85)	(0.21)	(5.70)	—		(5.91)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(j)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in The Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$15.33	1.78%	$1,141	0.85%	1.14%	0.95%		34%
15.14	3.33	957	0.87	0.87	1.04		44
14.78	10.64	1,847	0.95	1.01	1.67		49
13.50	28.96	2,000	0.95	0.74	2.31		77
10.54	(25.07)	2,000	0.95	0.60	2.23		74
14.17	10.93	2,000	0.95	0.42	11.02	(i)	33

14.24	2.51	140,537	1.14	2.01	1.42		127
14.04	4.04	149,015	1.14	1.65	1.30		214
13.73	8.94	42,711	1.25	1.32	1.63		242
12.79	20.00	46,000	1.25	1.04	1.70		210

12.10	7.94	123,680	1.19	2.05	1.21		21
15.57	11.18	118,328	1.12	1.93	1.25		68
16.60	15.93	89,123	1.24	1.36	1.36		15
15.00	(3.32)	86,098	1.24	1.58	1.37		17
16.30	(9.89)	95,276	1.24	1.12	1.36		17

34.67	3.76	523,111	1.26	0.85	1.30		16
33.55	3.72	543,010	1.24	0.68	1.24		41	(j)
33.00	13.98	601,100	1.30	0.84	1.41		44	(j)
29.18	26.27	610,000	1.30	0.83	1.45		37	(j)
23.31	(17.81)	615,000	1.30	0.81	1.44		70	(j)
28.83	7.09	876,000	1.30	0.62	1.30		0	(j)
26.95	(21.50)	833,000	1.30	0.59	1.32		12	(j)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Growth Fund
Year Ended June 30, 2006	$14.96	$(0.06	)(i)	$1.13	$1.07	$—	$—	$—
Year Ended June 30, 2005	14.82	0.01		0.16	0.17	(0.03)	—	(0.03)
Year Ended June 30, 2004	12.93	(0.04)		1.93	1.89	—	—	—
Year Ended June 30, 2003	12.62	(0.01)		0.32	0.31	—	—	—
Year Ended June 30, 2002	17.57	(0.06)		(4.89)	(4.95)	—	—	—

Large Cap Value Fund
Year Ended June 30, 2006	15.84	0.21	(i)	1.18	1.39	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2005	14.47	0.20		1.37	1.57	(0.20)		(0.20)
Year Ended June 30, 2004	12.16	0.13		2.31	2.44	(0.13)	—	(0.13)
Year Ended June 30, 2003	12.87	0.10		(0.71)	(0.61)	(0.10)	—	(0.10)
Year Ended June 30, 2002	16.28	0.06		(3.25)	(3.19)	(0.05)	(0.17)	(0.22)

U.S. Equity Fund (d)
January 1, 2006 through June 30, 2006 (e)	10.99	0.05	(i)	0.29	0.34	(0.05)	—	(0.05)
Year Ended December 31, 2005	10.99	0.07	(i)	0.16	0.23	(0.07)	(0.16)	(0.23)
Year Ended December 31, 2004	10.01	0.08	(i)	0.97	1.05	(0.07)	—	(0.07)
Year Ended December 31, 2003	7.61	0.04	(i)	2.41	2.45	(0.05)	—	(0.05)
Year Ended December 31, 2002	10.45	0.03		(2.84)	(2.81)	(0.03)	—	(0.03)
June 1, 2001 through December 31, 2001 (f)	11.16	0.02	(i)	(0.69)	(0.67)	(0.02)	(0.02)	(0.04)

U.S. Large Cap Core Plus Fund
November 1, 2005 (g) through June 30, 2006 (h)	15.00	0.08	(i)	1.44	1.52	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Portfolio reorganization. Prior periods have been restated to reflect the split.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from May 31 to December 31.

(g)	Commencement of offering of class of shares.

(h)	The Fund changed its fiscal year end from October 31 to June 30.

(i)	Calculated based upon average shares outstanding.

(j)	Prior to September 10, 2001, the U.S. Equity Fund Invested all of its investable assets in The U.S. Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of The U.S. Equity Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividends expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividends expenses for securities sold short)	Portfolio turnover rate (b)

$16.03	7.15%	$207,103	1.24%	1.24%	(0.36)%	1.30%	1.30%	49%
14.96	1.14	234,983	1.24	1.24	0.12	1.34	1.34	112
14.82	14.62	262,069	1.24	1.24	(0.25)	1.36	1.36	46
12.93	2.46	242,656	1.24	1.24	(0.13)	1.48	1.48	60
12.62	(28.17)	247,732	1.22	1.22	(0.37)	1.42	1.42	69

16.55	8.93	44,110	1.08	1.08	1.31	1.11	1.11	72
15.84	10.87	58,488	1.08	1.08	1.29	1.21	1.21	112
14.47	20.14	64,318	1.18	1.18	1.01	1.29	1.29	32
12.16	(4.67)	37,205	1.22	1.22	0.87	1.33	1.33	85
12.87	(19.74)	39,546	1.23	1.23	0.43	1.34	1.34	126

11.28	3.10	137,548	1.05	1.05	0.81	1.12	1.12	85
10.99	2.11	151,595	1.04	1.04	0.69	1.07	1.07	83
10.99	10.50	52,893	1.05	1.05	0.80	1.46	1.46	82
10.01	32.32	50,000	1.05	1.05	0.50	1.54	1.54	101
7.61	(26.89)	29,000	1.05	1.05	0.30	1.44	1.44	83
10.45	(5.96)	54,000	1.05	1.05	0.30	1.44	1.44	48 (j)

16.48	10.13	551	1.50	1.24	0.71	4.82	4.55	92

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Fund
January 1, 2006 through June 30, 2006 (d)	$14.03	$0.11	(g)	$0.21	$0.32	$(0.12)	$—	$(0.12)
Year Ended December 31, 2005	13.72	0.16	(g)	0.32	0.48	(0.17)	—	(0.17)
Year Ended December 31, 2004	12.79	0.08	(g)	0.96	1.04	(0.11)	—	(0.11)
March 24, 2003 (e) through December 31, 2003	10.77	0.03	(g)	2.06	2.09	(0.07)	—	(0.07)

Equity Income Fund
Year Ended June 30, 2006	15.52	0.20	(g)	0.80	1.00	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.17		1.44	1.61	(0.20)	(2.46)	(2.66)
Year Ended June 30, 2004	14.98	0.10		2.12	2.22	(0.11)	(0.52)	(0.63)
Year Ended June 30, 2003	16.28	0.12		(0.82)	(0.70)	(0.12)	(0.48)	(0.60)
Year Ended June 30, 2002	19.37	0.06		(2.00)	(1.94)	(0.09)	(1.06)	(1.15)

Growth and Income Fund
January 1, 2006 through June 30, 2006 (d)	32.95	0.06	(g)	1.09	1.15	(0.05)	—	(0.05)
Year Ended December 31, 2005	32.41	0.05	(g)	0.99	1.04	(0.07)	(0.43)	(0.50)
Year Ended December 31, 2004	28.67	0.10	(g)	3.73	3.83	(0.09)	—	(0.09)
Year Ended December 31, 2003	22.91	0.08	(g)	5.78	5.86	(0.10)	—	(0.10)
Year Ended December 31, 2002	28.32	0.08	(g)	(5.21)	(5.13)	(0.07)	(0.21)	(0.28)
November 1, 2001 through December 31, 2001 (f)	26.48	0.01		1.83	1.84	—	—	—
Year Ended October 31, 2001	40.09	0.02		(7.89)	(7.87)	(0.04)	(5.70)	(5.74)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Calculated based upon average shares outstanding.

(h)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$14.23	2.24%	$106,044	1.65%	1.49%	1.92%	127%
14.03	3.49	128,985	1.65	1.16	1.79	214
13.72	8.16	13,641	1.93	0.63	2.13	242
12.79	19.42	14,000	1.93	0.35	2.20	210

12.05	7.43	33,589	1.70	1.51	1.70	21
15.52	10.40	56,778	1.79	1.23	1.87	68
16.57	15.09	69,716	1.99	0.62	2.01	15
14.98	(4.05)	79,963	1.99	0.84	2.02	17
16.28	(10.57)	105,010	1.99	0.38	2.01	17

34.05	3.50	28,724	1.76	0.34	1.80	16
32.95	3.21	38,820	1.74	0.16	1.74	41	(h)
32.41	13.38	63,113	1.80	0.32	1.91	44	(h)
28.67	25.66	76,000	1.80	0.32	2.00	37	(h)
22.91	(18.21)	85,000	1.80	0.30	1.95	70	(h)
28.32	6.95	180,000	1.80	0.12	1.80	0	(h)
26.48	(21.90)	185,000	1.80	0.10	1.82	12	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Growth Fund
Year Ended June 30, 2006	$13.75	$(0.13	)(g)	$1.03	$0.90	$—	$—	$—
Year Ended June 30, 2005	13.69	(0.55)		0.61	0.06	— (h)	—	— (h)
Year Ended June 30, 2004	12.04	(0.15)		1.80	1.65	—	—	—
Year Ended June 30, 2003	11.83	(0.10)		0.31	0.21	—	—	—
Year Ended June 30, 2002	16.60	(0.18)		(4.59)	(4.77)	—	—	—

Large Cap Value Fund
Year Ended June 30, 2006	15.72	0.13	(g)	1.17	1.30	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.37	0.05		1.42	1.47	(0.12)	—	(0.12)
Year Ended June 30, 2004	12.08	0.03		2.29	2.32	(0.03)	—	(0.03)
Year Ended June 30, 2003	12.78	0.01		(0.70)	(0.69)	(0.01)	—	(0.01)
Year Ended June 30, 2002	16.22	(0.05)		(3.22)	(3.27)	—	(0.17)	(0.17)

U.S. Equity Fund
January 1, 2006 through June 30, 2006 (d)	10.90	0.02	(g)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(g)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(g)(h)	0.97	0.97	(0.02)	—	(0.02)
Year Ended December 31, 2003	7.58	(0.02	)(g)	2.39	2.37	— (h)	—	— (h)
Year Ended December 31, 2002	10.43	(0.04)		(2.81)	(2.85)	—	—	—
September 10, 2001 (e) through December 31, 2001 (f)	9.67	(0.01	)(g)	0.79	0.78	—	(0.02)	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from May 31 to December 31.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$14.65	6.55%	$161,461	1.78%	(0.90)%	1.80%	49%
13.75	0.46	218,707	1.91	(0.54)	1.95	112
13.69	13.70	300,533	1.99	(1.00)	2.01	46
12.04	1.78	324,321	1.99	(0.88)	2.13	60
11.83	(28.73)	386,175	1.97	(1.13)	2.07	69

16.42	8.37	15,437	1.58	0.81	1.61	72
15.72	10.22	23,304	1.74	0.61	1.81	112
14.37	19.24	27,036	1.93	0.25	1.94	32
12.08	(5.36)	19,315	1.97	0.14	1.98	85
12.78	(20.32)	23,015	1.98	(0.33)	1.99	126

11.18	2.76	28,469	1.57	0.28	1.62	85
10.90	1.62	35,022	1.56	0.16	1.58	83
10.90	9.74	24,746	1.75	0.03	1.97	82
9.95	31.29	29,000	1.75	(0.20)	2.04	101
7.58	(27.31)	11,000	1.75	(0.40)	1.93	83
10.43	8.07	19,000	1.75	(0.40)	1.85	48

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Fund
January 1, 2006 through June 30, 2006 (d)	$14.03	$0.11	(g)	$0.21	$0.32	$(0.12)	$—	$(0.12)
Year Ended December 31, 2005	13.72	0.16	(g)	0.32	0.48	(0.17)	—	(0.17)
Year Ended December 31, 2004	12.80	0.08	(g)	0.95	1.03	(0.11)	—	(0.11)
March 24, 2003 (e) through December 31, 2003	10.77	0.03	(g)	2.07	2.10	(0.07)	—	(0.07)

Equity Income Fund
Year Ended June 30, 2006	15.52	0.21	(g)	0.78	0.99	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.22		1.39	1.61	(0.20)	(2.46)	(2.66)
Year Ended June 30, 2004	14.98	0.09		2.13	2.22	(0.11)	(0.52)	(0.63)
Year Ended June 30, 2003	16.28	0.11		(0.81)	(0.70)	(0.12)	(0.48)	(0.60)
Year Ended June 30, 2002	19.36	0.07		(2.00)	(1.93)	(0.09)	(1.06)	(1.15)

Growth and Income Fund
January 1, 2006 through June 30, 2006 (d)	31.81	0.06	(g)	1.05	1.11	(0.06)	—	(0.06)
Year Ended December 31, 2005	31.33	0.06	(g)	0.95	1.01	(0.10)	(0.43)	(0.53)
Year Ended December 31, 2004	27.74	0.10	(g)	3.60	3.70	(0.11)	—	(0.11)
Year Ended December 31, 2003	22.19	0.08	(g)	5.59	5.67	(0.12)	—	(0.12)
Year Ended December 31, 2002	27.47	0.08	(g)	(5.06)	(4.98)	(0.09)	(0.21)	(0.30)
November 1, 2001 through December 31, 2001 (f)	25.68	0.01		1.78	1.79	—	—	—
Year Ended October 31, 2001	39.10	0.05		(7.70)	(7.65)	(0.07)	(5.70)	(5.77)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Calculated based upon average shares outstanding.

(h)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$14.23	2.24%	$4,489	1.65%	1.49%	1.92%	127%
14.03	3.50	5,314	1.65	1.15	1.79	214
13.72	8.10	786	1.93	0.65	2.13	242
12.80	19.48	1,000	1.93	0.36	2.20	210

12.04	7.36	6,369	1.70	1.54	1.71	21
15.52	10.40	7,532	1.74	1.33	1.80	68
16.57	15.12	4,244	1.99	0.59	2.01	15
14.98	(4.02)	2,639	1.99	0.82	2.02	17
16.28	(10.52)	1,645	1.99	0.34	2.01	17

32.86	3.50	5,324	1.76	0.34	1.80	16
31.81	3.21	5,645	1.74	0.19	1.74	41	(h)
31.33	13.38	6,027	1.80	0.34	1.91	44	(h)
27.74	25.64	6,000	1.80	0.32	2.00	37	(h)
22.19	(18.21)	5,000	1.80	0.31	1.94	70	(h)
27.47	6.97	7,000	1.80	0.12	1.80	0	(h)
25.68	(21.89)	7,000	1.80	0.09	1.82	12	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Growth Fund
Year Ended June 30, 2006	$13.63	$(0.13	)(h)	$1.03	$0.90	$—	$—	$—
Year Ended June 30, 2005	13.57	(0.60)		0.66	0.06	— (i)	—	— (i)
Year Ended June 30, 2004	11.93	(0.14)		1.78	1.64	—	—	—
Year Ended June 30, 2003	11.73	(0.09)		0.29	0.20	—	—	—
Year Ended June 30, 2002	16.45	(0.17)		(4.55)	(4.72)	—	—	—

Large Cap Value Fund
Year Ended June 30, 2006	15.69	0.13	(h)	1.15	1.28	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.35	0.09		1.37	1.46	(0.12)	—	(0.12)
Year Ended June 30, 2004	12.06	0.03		2.29	2.32	(0.03)	—	(0.03)
Year Ended June 30, 2003	12.76	0.02		(0.70)	(0.68)	(0.02)	—	(0.02)
Year Ended June 30, 2002	16.20	(0.04)		(3.23)	(3.27)	—	(0.17)	(0.17)

U.S. Equity Fund
January 1, 2006 through June 30, 2006 (d)	10.90	0.02	(h)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(h)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(h)(i)	0.97	0.97	(0.02)	—	(0.02)
Year Ended December 31, 2003	7.58	(0.02	)(h)	2.39	2.37	— (i)	—	— (i)
Year Ended December 31, 2002	10.44	(0.05)		(2.81)	(2.86)	—	—	—
September 10, 2001 (e) through December 31, 2001 (f)	9.67	(0.01	)(h)	0.80	0.79	—	(0.02)	(0.02)

U.S. Large Cap Core Plus Fund
November 1, 2005 (e) through June 30, 2006 (g)	15.00	0.02	(h)	1.44	1.46	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	The fund changed its fiscal year end from May 31 to December 31.

(g)	The Fund changed its fiscal year end from October 31 to June 30.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividends expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividends expenses for securities sold short)	Portfolio turnover rate (b)

$14.53	6.60%	$11,163	1.78%	1.78%	(0.89)%	1.81%	1.81%	49%
13.63	0.45	12,179	1.92	1.92	(0.55)	1.95	1.95	112
13.57	13.75	20,271	1.99	1.99	(1.00)	2.01	2.01	46
11.93	1.71	20,715	1.99	1.99	(0.87)	2.13	2.13	60
11.73	(28.69)	22,237	1.97	1.97	(1.13)	2.07	2.07	69

16.37	8.30	4,850	1.58	1.58	0.82	1.61	1.61	72
15.69	10.10	5,678	1.73	1.73	0.62	1.80	1.80	112
14.35	19.27	5,716	1.93	1.93	0.25	1.94	1.94	32
12.06	(5.33)	4,306	1.97	1.97	0.13	1.98	1.98	85
12.76	(20.35)	3,643	1.98	1.98	(0.33)	1.99	1.99	126

11.18	2.77	9,372	1.57	1.57	0.29	1.62	1.62	85
10.90	1.64	10,257	1.56	1.56	0.17	1.58	1.58	83
10.90	9.74	4,376	1.75	1.75	0.04	1.96	1.96	82
9.95	31.29	5,000	1.75	1.75	(0.20)	2.04	2.04	101
7.58	(27.37)	1,000	1.75	1.75	(0.42)	1.93	1.93	83
10.44	8.18	1,000	1.75	1.75	(0.39)	1.85	1.85	48

16.44	9.77	549	2.00	1.74	0.21	5.32	5.05	92

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

R Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Value Fund
May 15, 2006 (d) through June 30, 2006	$16.65	$0.04	(g)	$(0.19)	$(0.15)	$(0.09)	$—	$(0.09)

U.S. Equity Fund
May 15, 2006 (d) through June 30, 2006 (e)	11.48	0.02	(g)	(0.19)	(0.17)	(0.04)	—	(0.04)

U.S. Large Cap Core Plus Fund
May 15, 2006 (d) through June 30, 2006 (f)	16.68	0.02	(g)	(0.20)	(0.18)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	The fund changed its fiscal year end from December 31 to June 30.

(f)	The fund changed its fiscal year end from October 31 to June 30.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earned credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)

$ 16.41	(0.92)%	$9,729	0.64%	0.64%	2.12%	0.74%	0.74%	72

11.27	(1.47)	4,585	0.59	0.59	1.25	0.73	0.73	85

16.50	(1.08)	8,661	1.30	0.80	1.18	2.44	1.94	92

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Disciplined Equity Fund (d)
January 1, 2006 through June 30, 2006 (e)	$15.16	$0.11	(i)	$0.17	$0.28	$(0.10)	$—	$(0.10)	$—
Year Ended December 31, 2005	14.80	0.17	(i)	0.36	0.53	(0.17)	—	(0.17)	—
Year Ended December 31, 2004	13.51	0.18		1.30	1.48	(0.19)	—	(0.19)	—
Year Ended December 31, 2003	10.55	0.11		2.98	3.09	(0.13)	—	(0.13)	—
Year Ended December 31, 2002	14.19	0.10	(i)	(3.64)	(3.54)	(0.10)	—	(0.10)	—
June 1, 2001 TDrough December 31, 2001 (f)	15.70	0.05	(i)	(1.44)	(1.39)	(0.12)	—	(0.12)	—

Diversified Fund (d)
January 1, 2006 through June 30, 2006 (e)	14.06	0.16	(i)	0.21	0.37	(0.17)	—	(0.17)	—
Year Ended December 31, 2005	13.75	0.25	(i)	0.33	0.58	(0.27)	—	(0.27)	—
Year Ended December 31, 2004	12.81	0.22	(i)	0.96	1.18	(0.24)	—	(0.24)	—
Year Ended December 31, 2003	10.76	0.16	(i)	2.07	2.23	(0.18)	—	(0.18)	—
Year Ended December 31, 2002	12.65	0.20	(i)	(1.87)	(1.67)	(0.22)	—	(0.22)	—
July 1, 2001 through December 31, 2001 (g)	13.36	0.13	(i)	(0.52)	(0.39)	(0.32)	—	(0.32)	—

Equity Income Fund
Year Ended June 30, 2006	15.65	0.32	(i)	0.79	1.11	(0.34)	(4.23)	(4.57)	—
Year Ended June 30, 2005	16.67	0.34		1.44	1.78	(0.34)	(2.46)	(2.80)	—
Year Ended June 30, 2004	15.06	0.25		2.13	2.38	(0.25)	(0.52)	(0.77)	—
Year Ended June 30, 2003	16.36	0.26		(0.82)	(0.56)	(0.26)	(0.48)	(0.74)	—
Year Ended June 30, 2002	19.42	0.25		(2.01)	(1.76)	(0.24)	(1.06)	(1.30)	—

Growth and Income Fund
January 1, 2006 through June 30, 2006 (e)	34.55	0.22	(i)	1.14	1.36	(0.20)	—	(0.20)	—
Year Ended December 31, 2005	33.96	0.37	(i)	1.01	1.38	(0.36)	(0.43)	(0.79)	—
Year Ended December 31, 2004	30.02	0.40	(i)	3.90	4.30	(0.36)	—	(0.36)	—
Year Ended December 31, 2003	23.98	0.32	(i)	6.05	6.37	(0.33)	—	(0.33)	—
Year Ended December 31, 2002	29.64	0.32	(i)	(5.46)	(5.14)	(0.31)	(0.21)	(0.52)	—
November 1, 2001 through December 31, 2001 (h)	27.72	0.05		1.93	1.98	(0.06)	—	(0.06)	—
Year Ended October 31, 2001	40.99	0.14		(7.53)	(7.39)	(0.18)	(5.70)	(5.88)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.

(e)	The fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from May 31 to December 31.

(g)	The Fund changed its fiscal year end from June 30 to December 31.

(h)	The Fund changed its fiscal year end from October 31 to December 31.

(i)	Calculated based upon average shares outstanding.

(j)	Amount rounds to less than $0.01.

(k)Amount rounds to less than one thousand.

(l)	Prior to September 10, 2001, the Disciplined Equity Fund invested all of its investable assets in the Disciplined Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of Disciplined Equity Portfolio.

(m)	Prior to September 10, 2001, the Diversified Fund invested all of its investable assets in the Diversified Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of the Diversified Portfolio.

(n)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)		Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$15.34	1.85%	$254,182		0.60%	1.42%	0.70%	34%
15.16	3.61	90,359		0.60	1.17	0.68	44
14.80	11.03	79,342		0.63	1.37	0.78	49
13.51	29.45	78,000		0.67	1.02	0.80	77
10.55	(24.98)	65,000		0.73	0.77	0.84	74
14.19	(8.88)	132,000		0.72	0.56	0.77	33	(l)

14.26	2.63	98,539		0.89	2.25	1.17	127
14.06	4.28	126,285		0.89	1.86	1.04	214
13.75	9.28	136,990		0.91	1.65	1.11	242
12.81	20.90	140,000		0.91	1.42	1.09	210
10.76	(13.22)	270,000		0.91	1.72	1.08	232
12.65	(2.90)	343,000		0.93	1.96	1.03	107	(m)

12.19	8.28	129,889		0.89	2.30	0.94	21
15.65	11.46	311,852		0.87	2.15	0.95	68
16.67	16.22	326,818		0.99	1.61	1.01	15
15.06	(3.06)	294,638		0.99	1.84	1.02	17
16.36	(9.64)	332,490		0.99	1.39	1.01	17

35.71	3.95	3,415		0.90	1.24	1.05	16
34.55	4.08	3,692		0.90	1.09	1.06	41	(n)
33.96	14.42	1,426		0.90	1.27	2.31	44	(n)
30.02	26.78	1,000		0.90	1.22	1.00	37	(n)
23.98	(17.47)	—	(k)	0.90	1.16	1.56	70	(n)
29.64	7.13	3,000		0.90	1.02	3.34	0	(n)
27.72	(20.01)	3,000		0.89	0.93	2.07	12	(n)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Growth Fund
Year Ended June 30, 2006	$14.71	$(0.02	)(i)	$1.11	$1.09	$—	$—	$—
Year Ended June 30, 2005	14.56	0.17		0.02	0.19	(0.04)	—	(0.04)
Year Ended June 30, 2004	12.67	—		1.89	1.89	—	—	—
Year Ended June 30, 2003	12.33	0.01		0.33	0.34	—	—	—
Year Ended June 30, 2002	17.12	(0.02)		(4.77)	(4.79)	—	—	—

Large Cap Value Fund
Year Ended June 30, 2006	15.73	0.25	(i)	1.17	1.42	(0.27)	(0.46)	(0.73)
Year Ended June 30, 2005	14.36	0.24		1.36	1.60	(0.23)	—	(0.23)
Year Ended June 30, 2004	12.06	0.17		2.30	2.47	(0.17)	—	(0.17)
Year Ended June 30, 2003	12.77	0.12		(0.71)	(0.59)	(0.12)	—	(0.12)
Year Ended June 30, 2002	16.16	0.09		(3.22)	(3.13)	(0.09)	(0.17)	(0.26)

U.S. Equity Fund (d)
January 1, 2006 through June 30, 2006 (e)	10.98	0.06	(i)	0.28	0.34	(0.06)	—	(0.06)
Year Ended December 31, 2005	10.97	0.10	(i)	0.17	0.27	(0.10)	(0.16)	(0.26)
Year Ended December 31, 2004	9.99	0.11	(i)	0.97	1.08	(0.10)	—	(0.10)
Year Ended December 31, 2003	7.61	0.07	(i)	2.39	2.46	(0.08)	—	(0.08)
Year Ended December 31, 2002	10.44	0.05		(2.83)	(2.78)	(0.05)	—	(0.05)
June 1, 2001 through December 31, 2001 (f)	11.21	0.03	(i)	(0.68)	(0.65)	(0.04)	(0.08)	(0.12)

U.S. Large Cap Core Plus Fund
November 1, 2005 (g) through June 30, 2006 (h)	15.00	0.10	(i)	1.44	1.54	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.

(e)	The fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from May 31 to December 31.

(g)	Commencement of offering of class of shares.

(h)	The Fund changed its fiscal year end from October 31 to June 30.

(i)	Calculated based upon average shares outstanding.

(j)	Prior to September 10, 2001, the U.S. Equity Fund invested all of its investable assets in the U.S. Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of the U.S. Equity Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)

$15.80	7.41%	$824,532	0.99%	0.99%	(0.12)%	1.05%	1.05%	49%
14.71	1.31	1,201,449	0.99	0.99	0.43	1.03	1.03	112
14.56	14.92	1,702,190	0.99	0.99	0.00	1.01	1.01	46
12.67	2.76	1,453,774	0.99	0.99	0.13	1.13	1.13	60
12.33	(27.98)	1,540,526	0.97	0.97	(0.13)	1.07	1.07	69

16.42	9.16	897,848	0.83	0.83	1.57	0.86	0.86	72
15.73	11.19	1,155,483	0.82	0.82	1.54	0.90	0.90	112
14.36	20.52	1,462,956	0.93	0.93	1.24	0.95	0.95	32
12.06	(4.46)	1,176,240	0.97	0.97	1.14	0.98	0.98	85
12.77	(19.53)	1,161,684	0.98	0.98	0.67	0.99	0.99	126

11.26	3.14	1,049,744	0.79	0.79	1.07	0.87	0.87	85
10.98	2.45	1,340,801	0.78	0.78	0.95	0.81	0.81	83
10.97	10.80	339,811	0.79	0.79	1.04	0.90	0.90	82
9.99	32.42	312,000	0.79	0.79	0.76	0.92	0.92	101
7.61	(26.62)	225,000	0.79	0.79	0.57	0.92	0.92	83
10.44	(5.76)	348,000	0.79	0.79	0.44	0.85	0.85	48	(j)

16.50	10.30	59,480	1.21	1.01	0.91	2.86	2.66	92

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital		Total distributions	Redemption fees
Disciplined Equity Fund
January 1, 2006 through June 30, 2006 (d)	$15.15	$0.12	(g)	$0.17	$0.29	$(0.11)	$—	$—		$(0.11)	$—
Year Ended December 31, 2005	14.78	0.19	(g)	0.37	0.56	(0.19)	—	—		(0.19)	—
Year Ended December 31, 2004	13.49	0.22		1.28	1.50	(0.21)	—	—		(0.21)	—
Year Ended December 31, 2003	10.55	0.18		2.92	3.10	(0.16)	—	—	(i)	(0.16)	—
Year Ended December 31, 2002	14.19	0.13	(g)	(3.63)	(3.50)	(0.14)	—	—		(0.14)	—
June 1, 2001 through December 31, 2001 (e)	15.65	0.07	(g)	(1.44)	(1.37)	(0.09)	—	—		(0.09)	—

Diversified Fund
January 1, 2006 through June 30, 2006 (d)	14.05	0.18	(g)	0.21	0.39	(0.19)	—	—		(0.19)	—
Year Ended December 31, 2005	13.74	0.29	(g)	0.33	0.62	(0.31)	—	—		(0.31)	—
Year Ended December 31, 2004	12.80	0.25	(g)	0.96	1.21	(0.27)	—	—		(0.27)	—
Year Ended December 31, 2003	10.76	0.19	(g)	2.07	2.26	(0.22)	—	—		(0.22)	—
Year Ended December 31, 2002	12.65	0.25	(g)	(1.89)	(1.64)	(0.25)	—	—		(0.25)	—
July 1, 2001 through December 31, 2001 (f)	13.20	0.14	(g)	(0.50)	(0.36)	(0.19)	—	—		(0.19)	—

U.S. Equity Fund (h)
January 1, 2006 through June 30, 2006 (d)	10.98	0.07	(g)	0.29	0.36	(0.07)	—	—		(0.07)	—
Year Ended December 31, 2005	10.97	0.12	(g)	0.17	0.29	(0.12)	(0.16)	—		(0.28)	—
Year Ended December 31, 2004	9.99	0.12	(g)	0.97	1.09	(0.11)	—	—		(0.11)	—
Year Ended December 31, 2003	7.61	0.09	(g)	2.38	2.47	(0.09)	—	—		(0.09)	—
Year Ended December 31, 2002	10.44	0.06		(2.82)	(2.76)	(0.07)	—	—		(0.07)	—
June 1, 2001 through December 31, 2001 (e)	11.12	0.03	(g)	(0.66)	(0.63)	(0.03)	(0.02)	—		(0.05)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from May 31 to December 31.

(f)	The Fund changed its fiscal year end from June 30 to December 31.

(g)	Calculated based upon average shares outstanding.

(h)	Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Portfolio reorganization. Prior periods have been restated to reflect the split.

(i)	Amount rounds to less than $0.01.

(j)	Prior to September 10, 2001, the Disciplined Equity Fund invested all of its investable assets in the Disciplined Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of the Disciplined Equity Portfolio.

(k)	Prior to September 10, 2001, the Diversified Fund invested all of its investable assets in the Diversified Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of the Diversified Portfolio.

(l)	Prior to September 10, 2001, the U.S. Equity Fund invested all of its investable assets in the U.S. Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of the U.S. Equity Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$15.33	1.89%	$219,916	0.45%	1.54%	0.54%	34%
15.15	3.84	310,294	0.45	1.31	0.52	44
14.78	11.23	341,641	0.45	1.52	0.60	49
13.49	29.60	418,000	0.45	1.24	0.60	77
10.55	(24.76)	924,000	0.45	1.09	0.65	74
14.19	(8.73)	1,162,000	0.45	0.86	0.60	33	(j)

14.25	2.76	208,490	0.65	2.50	1.02	127
14.05	4.54	309,942	0.65	2.09	0.88	214
13.74	9.55	258,665	0.65	1.90	0.94	242
12.80	21.20	281,000	0.65	1.68	0.93	210
10.76	(13.00)	255,000	0.65	1.98	0.91	232
12.65	(2.71)	505,000	0.65	2.21	0.87	107	(k)

11.27	3.31	221,627	0.64	1.22	0.72	85
10.98	2.62	208,614	0.64	1.12	0.67	83
10.97	10.96	63,670	0.64	1.20	0.74	82
9.99	32.63	76,000	0.64	0.91	0.76	101
7.61	(26.50)	79,000	0.64	0.74	0.77	83
10.44	(5.63)	90,000	0.65	0.55	0.70	48	(l)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital		Total distributions	Redemption fees
Disciplined Equity Fund
January 1, 2006 through June 30, 2006 (d)	$15.15	$0.12	(f)	$0.18	$0.30	$(0.12)	$—	$—		$(0.12)	$—
Year Ended December 31, 2005	14.79	0.21	(f)	0.36	0.57	(0.21)	—	—		(0.21)	—
Year Ended December 31, 2004	13.50	0.22		1.30	1.52	(0.23)	—	—		(0.23)	—
March 24, 2003 (e) through December 31, 2003	10.77	0.12		2.75	2.87	(0.14)	—	—	(g)	(0.14)	—

Large Cap Growth Fund
Year Ended June 30, 2006	14.71	0.01	(f)	1.12	1.13	—	—	—		—	—
February 22, 2005 (e) through June 30, 2005	14.42	0.01		0.30	0.31	(0.02)	—	—		(0.02)	—

Large Cap Value Fund
Year Ended June 30, 2006	15.73	0.29	(f)	1.17	1.46	(0.31)	(0.46)	—		(0.77)	—
February 22, 2005 (e) through June 30, 2005	15.59	0.10		0.16	0.26	(0.12)	—	—		(0.12)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$15.33	1.95%	$153,648	0.35%	1.62%	0.45%	34%
15.15	3.87	125,344	0.35	1.41	0.43	44
14.79	11.33	102,817	0.35	1.59	0.55	49
13.50	26.75	108,000	0.35	1.28	0.54	77

15.84	7.68	14,986	0.79	0.09	0.81	49
14.71	2.12	22,428	0.75	0.21	0.75	112

16.42	9.43	13,673	0.58	1.79	0.60	72
15.73	1.68	24,492	0.53	1.89	0.53	112

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   119

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004 as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are the funds (collectively, the “Funds”) covered by this report:

Classes Offered
Disciplined Equity Fund	Class A, Select Class, Institutional Class and Ultra
Diversified Fund	Class A, Class B, Class C, Select Class and Institutional Class
Equity Income Fund	Class A, Class B, Class C, and Select Class
Growth and Income Fund	Class A, Class B, Class C, and Select Class
Large Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra
Large Cap Value Fund	Class A, Class B, Class C, R Class, Select Class and Ultra
U.S. Equity Fund	Class A, Class B, Class C, R Class, Select Class and Institutional Class
U.S. Large Cap Core Plus Fund	Class A, Class C, R Class and Select Class

Disciplined Equity Fund, Diversified Fund, Growth and Income Fund and U.S. Equity Fund changed their fiscal year end from December 31 to June 30 and U.S. Large Cap Core Plus Fund changed its fiscal year end from October 31 to June 30.

Prior to February 19, 2005, the Disciplined Equity Fund, Diversified Fund and U.S. Equity Fund were a separate series of J.P. Morgan Institutional Funds and Growth and Income Fund was a separate series of the J.P. Morgan Mutual Fund Group. Effective after the close of business on February 18, 2005, each series was reorganized and redomiciled as a separate series of JPM I.

Prior to February 19, 2005, Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund were a separate series of One Group Mutual Funds. Effective after the close of business on February 18, 2005, each series was reorganized and redomiciled as a separate series of JPM II.

Effective November 1, 2005, the U.S. Large Cap Core Plus Fund commenced operations as a series of JPM I.

Ultra Shares of the Disciplined Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Ultra Shares unless they meet certain requirements as described in their prospectus.

R Class Shares commenced operations on May 15, 2006 for the Large Cap Value Fund, U.S. Equity Fund and U.S. Large Cap Core Plus Fund.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the R Class, Select Class, Institutional Class, and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares for which front-end sales charges have been waived may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of the financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the

120   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of June 30, 2006 (amounts in thousands):

	Amount	Percentage
Diversified Fund	$1,527	0.3%

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2006, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   121

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

As of June 30, 2006, the Diversified Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

G. Written Options — When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Funds write options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash and subject the Funds to unlimited risk of loss. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of June 30, 2006, the Diversified Fund had outstanding written options contracts as listed in its Schedule of Portfolio Investments.

Transactions in options written for the period ended June 30, 2006, for the Diversified Fund were as follows (amounts in thousands, except number of contracts):

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2005	211	$11
Options Written	1,304	243
Options exercised or terminated in closing purchase transactions	(1,367)	(224)
Options outstanding at June 30, 2006	148	$30

	Notional Value($)	Premiums Received
Options outstanding at December 31, 2005	$116,745	$1,796
Options Written	192,574	1,804
Options exercised or terminated in closing purchase transactions	(220,104)	(2,278)
Options outstanding at June 30, 2006	89,215	$1,322

H. Swaps — The Diversified Fund may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

The Diversified Fund may also engage in credit default contracts which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. the Diversified Fund may enter into credit default contracts in which the Fund or its counterparties act as guarantors. By acting as the guarantor of the contract, the Diversified Fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value which may exceed the value of the swap contract shown in the Statement of Assets and Liabilities.

Premiums paid to or by the Diversified Fund are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

As of June 30, 2006, the Diversified Fund had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

I. Short Sales — U.S. Large Cap Core Plus Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the U.S. Large Cap Core Plus Fund may be held by one broker. The Fund is subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Dividend

122   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying statement of assets and liabilities. the Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

J. Commitments — The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

K. Dollar Rolls — The Funds may enter into dollar rolls, principally using To Be Announced (TBA) securities, in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

The Diversified Fund had TBA Dollar Rolls outstanding as of June 30, 2006, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Funds segregate assets with a current value at least equal to the amount of their TBA Dollar Rolls.

L. Securities Lending — To generate additional income, each Fund, except the U.S. Large Cap Core Plus Fund, may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the period ended June 30, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of the non-U.S. Securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2006, the following Funds had securities with the following market values on loan, received the following collateral and for the year then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   123

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Disciplined Equity Fund (a)	$8	$23,879	$23,651
Diversified Fund (a)	4	7,220	7,117
Equity Income Fund	15	16,249	15,959
Growth and Income Fund (a)	1	2,314	2,309
Large Cap Growth Fund	49	22,091	21,782
Large Cap Value Fund	41	31,659	31,465
U.S. Equity Fund (a)	23	122,001	120,517

(a)	For the period January 1, 2006 through June 30, 2006.

As of December 31, 2005, the following Funds had securities with the following market values on loan, received the following collateral and for the year then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Disciplined Equity Fund	$3	$32,020	$31,308
Diversified Fund	8	24,319	23,715
Growth and Income Fund	1	12,531	12,278
U.S. Equity Fund	49	105,081	102,672

M. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

N. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

O. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

P. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Q. Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they

124   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Underdistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
Disciplined Equity Fund	$9	$(36)	$27
Diversified Fund	6	(33)	27
Equity Income Fund	861	38	(899)
Growth and Income Fund	10	(10)	—
Large Cap Growth Fund	(5,218)	4,126	1,092
Large Cap Value Fund	2,593	(293)	(2,300)
U.S. Equity Fund	30	(54)	24
U.S. Large Cap Core Plus Fund	(1)	19	(18)

The reclassification for the Funds relate primarily to the differences in character for tax purposes of deferred compensation, distributions received from investments in REITs, in-kind redemptions (for Large Cap Value Fund), net operating loss, equalization, partnership reclassification (for Equity Income Fund), taxable overdistributions, non deductible expenses (for U.S. Large Cap Core Plus Fund), and foreign currency gains/losses, passive foreign investment company gains/losses and Swap contract gains/losses (for Diversified Fund).

R. New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, JPMorgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to Disciplined Equity, Diversified, Growth and Income, U.S. Equity and U.S. Large Cap Core Plus Funds and JPMorgan Investment Advisors Inc (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to Equity Income, Large Cap Growth and Large Cap Value Funds. JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase Bank, N.A. (“JPMCB”), which is a wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Diversified Fund	0.55
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	1.00

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   125

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

The amount of these waivers/reimbursements from the money market funds for the periods stated below are as follows (amounts in thousands):

Year Ended June 30, 2006
Equity Income Fund	$14
Large Cap Growth Fund	51
Large Cap Value Fund	54

	Period Ended June 30, 2006	Year Ended December 31, 2005
Disciplined Equity Fund	$9	$9
Diversified Fund	11	38
Growth and Income Fund	8	10
U.S. Equity Fund	10	45
U.S. Large Cap Core Plus Fund	1	n/a

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding fund of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMCB served as the Administrator to the Funds in JPM I and was subject to the same fee agreement as above.

Prior to February 19, 2005, the Administrator received a fee for services provided to the Funds in JPM II at an annual rate of 0.20% of the first $1.5 billion of JPM II average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); 0.18% on the next $0.5 billion of JPM II average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of JPM II average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. (“BISYS”) served as the Funds’ Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Disciplined Equity Fund	0.25%	n/a	n/a
Diversified Fund	0.25	0.75%	0.75%
Equity Income Fund	0.25	0.75	0.75
Growth and Income Fund	0.25	0.75	0.75
Large Cap Growth Fund	0.25	0.75	0.75
Large Cap Value Fund	0.25	0.75	0.75
U.S. Equity Fund	0.25	0.75	0.75
U.S. Large Cap Core Plus Fund	0.25	n/a	0.75

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned subsidiary of the BISYS Group, Inc., served as the exclusive underwriter for the Funds in JPM I.

Prior to February 19, 2005, the Funds in JPM II paid the Distributor a fee pursuant to prior distribution plans of 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B and Class C Shares.

126   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2006, the Distributor retained the following amounts (in thousands):

	Front End Sales Charge	CDSC
Disciplined Equity Fund (a)	$3	$1
Diversified Fund (a)	67	71
Equity Income Fund	284	55
Growth and Income Fund (a)	112	17
Large Cap Growth Fund	282	240
Large Cap Value Fund	123	28
U.S. Equity Fund (a)	43	19

(a)	For the period January 1, 2006 through June 30, 2006.

For the period February 19, 2005 to December 31, 2005, the Distributor received the following amounts (in thousands):

	12b-1	Front-end Sales Charges	CDSC
Disciplined Equity Fund	$4	$2	$—
Diversified Fund	1,233	136	216
Growth and Income Fund	1,680	269	31
U.S. Equity Fund	635	185	103

The Distributor waived Distribution fees as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, effective February 19, 2005, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	0.25%	0.10%
Diversified Fund	0.25	0.25%	0.25%	n/a	0.25	0.10
Equity Income Fund	0.25	0.25	0.25	n/a	0.25	n/a
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	n/a
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	n/a
Large Cap Value Fund	0.25	0.25	0.25	0.05%	0.25	n/a
U.S. Equity Fund	0.25	0.25	0.25	0.05	0.25	0.10
U.S. Large Cap Core Plus Fund	0.25	n/a	0.25	0.05	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the shareholder servicing agent for the Funds in JPMI. The JPMI Funds were subject to the fee rates disclosed as above and, in addition, Ultra Shares of the Disciplined Equity Fund were subject to a shareholder servicing fee of 0.05% of average daily net assets.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Prior to February 19, 2005, the Administrator was responsible for providing fund accounting services under the Management and Administration Agreement for funds in JPM II. Effective February 19, 2005, fund accounting fees are charged as an additional direct fee to the Funds.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest Expense in the Statement of Operations.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   127

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total annual operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class	Ultra
Disciplined Equity Fund	0.95%	n/a	n/a	n/a	0.75%	0.45%	0.35%
Diversified Fund (a)	1.14	1.65%	1.65%	n/a	0.89	0.65	n/a
Equity Income Fund (b)	1.24	1.99	1.99	n/a	0.89	n/a	n/a
Growth and Income Fund	1.30	1.80	1.80	n/a	0.90	n/a	n/a
Large Cap Growth Fund	1.24	1.78	1.78	n/a	0.99	n/a	0.80
Large Cap Value Fund	1.24	1.99	1.99	0.79%	0.99	n/a	0.59
U.S. Equity Fund (c)	1.05	1.57	1.57	0.59	0.79	0.64	n/a
U.S. Large Cap Core Plus Fund	1.50	n/a	2.00	1.05	1.25	n/a	n/a

(a)	Prior to February 19, 2005, the contractual expense limitations were 1.25%, 1.93%, 1.93%, 0.98% and 0.65% for Class A, Class B, Class C, Select Class and Institutional Class, respectively.

(b)	Prior to February 19, 2005, the contractual expense limitation was 0.99% for Select Class.

(c)	Prior to February 19, 2005 the contractual expense limitations were 1.05%, 1.75%, 1.75%, 0.79% and 0.64% for Class A, Class B, Class C, Select Class and Institutional Class, respectively.

The contractual expense limitation agreements were in effect for the period ended June 30, 2006. The expense limitation percentages for the JPM I Funds in the table above are in place until at least April 30, 2007. the expense limitation percentages for the JPM II Funds in the table above are in place until at least October 31, 2006.

For the year ended June 30, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

		Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Disciplined Equity Fund (a)	$65	$123	$—	$188	$—
Diversified Fund (a)	760	56	128	944	—
Equity Income Fund	—	7	119	126	—
Growth and Income Fund (a)	20	—	2	22	—
Large Cap Growth Fund	—	226	671	897	—
Large Cap Value Fund	2	4	—	6	—
U.S. Equity Fund (a)	109	262	290	661	—
U.S. Large Cap Core Plus Fund (b)	167	7	24	198	85

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund (a)	$27	$41	$—	$68
Equity Income Fund	—	10	—	10
Growth and Income Fund (a)	80	—	—	80
Large Cap Value Fund	86	282	32	400
U.S. Large Cap Core Plus Fund (b)	10	8	—	18

(a)	For the period January 1, 2006 through June 30, 2006

(b)	For the period November 1, 2005 through June 30, 2006

128   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

For the year ended December 31, 2005, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total	Contractual Reimbursements
Disciplined Equity Fund	$—	$332	$10	$—	$342	$2
Diversified Fund	771	174	332	—	1,277	—
Growth and Income Fund	—	—	2	—	2	2
U.S. Equity Fund	—	153	269	—	422	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total
Disciplined Equity Fund	$—	$58	$—	$—	$58
Diversified Fund	—	14	—	—	14
Growth and Income Fund	—	—	—	—	—
U.S. Equity Fund	—	1	19	—	20

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to The Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to The Administrator for a portion of The fees associated with The Office of The Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in The Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (The “Plan”) which allows The independent Trustees to defer The receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various, JPMorgan Funds until distribution in accordance with The Plan.

During The period, certain Funds may have purchased securities from an underwriting syndicate in which The principal underwriter or members of The syndicate are affiliated with The Advisor.

The Funds may use related party brokers/dealers. For The period ended June 30, 2006, Diversified Fund and U.S. Equity Fund incurred $—(a) and $9, respectively (amounts in thousands) in brokerage commissions with brokers/dealers affiliated with JPMorgan.

The SEC has granted an exemptive order permitting The Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

(a)	Amount rounds to less than $1,000.

4. Investment Transactions

During The period ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Disciplined Equity Fund	$242,246	$181,490	$541	$—	$—	$—
Diversified Fund	725,512	913,460	84,409	58,714	—	—
Equity Income Fund	81,106	291,148	—	—	—	—
Growth and Income Fund	89,514	135,759	—	—	—	—
Large Cap Growth Fund	733,708	1,292,944	—	—	—	—
Large Cap Value Fund	833,115	1,147,344	—	—	—	—
U.S. Equity Fund	1,388,633	1,756,360	—	—	—	—
U.S. Large Cap Core Plus Fund	115,615	32,725	—	—	26,246	11,561

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   129

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, The cost and unrealized appreciation (depreciation) in value of The investment securities at June 30, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$523,973	$114,633	$10,117	$104,516
Diversified Fund	539,331	76,099	10,550	65,549
Equity Income Fund	217,099	103,447	8,709	94,738
Growth and Income Fund	482,067	102,817	17,201	85,616
Large Cap Growth Fund	983,646	282,368	16,198	266,170
Large Cap Value Fund	881,390	154,228	17,091	137,137
U.S. Equity Fund	1,348,424	239,594	22,251	217,343
U.S. Large Cap Core Plus Fund	83,371	1,679	2,462	(783)

For The Funds, The difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals, return of capital from investments in real estate investment trusts, partnership basis outstanding, mark to market on passive foreign investment companies (for Diversified Fund), and The character for tax purposes in The allocation of The “master/feeder” takedown (for Growth and Income Fund).

The tax character of distributions paid during The fiscal year ended June 30, 2006 was as follows: (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long term Capital gains	Total Distributions Paid
Disciplined Equity Fund (a)	$3,921	$—	$3,921
Diversified Fund (a)	6,482	—	6,482
Equity Income Fund	9,177	105,241	114,418
Growth and Income Fund (a)	2,265	—	2,265
Large Cap Growth Fund	—	—	—
Large Cap Value Fund	29,217	23,891	53,108
U.S. Equity Fund (a)	8,715	—	8,715
U.S. Large Cap Core Plus Fund (b)	14	—	14

(a)	For The period January 1, 2006 through June 30, 2006.

(b)	For The period November 1, 2005 (commencement of operations) through June 30, 2006.

The tax character of distributions paid during The 2005 fiscal year was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long term Capital gains	Total Distributions Paid
Disciplined Equity Fund (c)	$7,050	$—	$7,050
Diversified Fund (c)	13,614	—	13,614
Equity Income Fund (d)	9,643	68,510	78,153
Growth and Income Fund (c)	4,234	7,591	11,825
Large Cap Growth Fund (d)	5,283	—	5,283
Large Cap Value Fund (d)	21,494	—	21,494
U.S. Equity Fund (c)	15,594	25,290	40,884

(c)	For The fiscal year ended December 31, 2005.

(d)	For The fiscal year ended June 30, 2005.

130   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

The tax character of distributions paid during The fiscal year ended December 31, 2004 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long term Capital gains	Tax Return of Capital	Total Distributions Paid
Disciplined Equity Fund	$7,778	$—	$—	$7,778
Diversified Fund	8,495	—	—	8,495
Growth and Income Fund	4,811	—	—	4,811
U.S. Equity Fund	4,254	—	—	4,254

At June 30, 2006, The components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$1,038	$(401,246)	$104,516
Diversified Fund	558	16,778	65,776
Equity Income Fund	—	29,201	94,738
Growth and Income Fund	1,002	18,803	85,616
Large Cap Growth Fund	—	(554,013)	266,170
Large Cap Value Fund	19,656	39,334	137,137
U.S. Equity Fund	39,667	107,297	217,343
U.S. Large Cap Core Plus Fund	644	—	(563)

For The Funds, cumulative timing differences primarily consist of wash sale loss deferrals, return of capital from investments in real estate investment trusts, deferred compensation, distributions payable, mark to market of futures contracts, post October loss deferrals, limitations on capital loss carryforwards acquired from mergers, investment in partnerships (for Equity Income) and mark to market of forward contracts, options, passive foreign investment companies and straddle loss deferrals (for Diversified Fund) and The character for tax purposes in The allocation of The “master/feeder” takedown (for Growth and Income Fund).

As of June 30, 2006, The following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2009	2010	2011	2012	2013	2014	Total
Disciplined Equity Fund (a)	$158,584	$198,549	$44,113	$—	$—	$—	$401,246
Diversified Fund (b)	1,467	3,897	10,708	—	—	—	16,072
Large Cap Growth Fund (c)	—	230,198	335,181	896	—	—	566,275
U.S. Equity Fund (d)	1,352	12,225	—	—	—	—	13,577

(a)	Includes $38,763 (in thousands) of losses acquired from JPMorgan SmartIndex Fund. A portion of The capital loss carryforward from business combinations may be limited in future years under The Code Sections 381-384.

(b)	Includes $11,866 (in thousands) of losses acquired from One Group Balanced Fund and $4,206 (in thousands) from JPMorgan Balanced Fund. A portion of The capital loss carryforward from business combinations may be limited in future years under The Code Sections 381-384.

(c)	Includes $12,262 (in thousands) of losses acquired from JPMorgan Equity Growth Fund. A portion of The capital loss carryforward from business combinations may be limited in future years under The Code Sections 381–384.

(d)	Includes $11,693 (in thousands) of losses acquired from JPMorgan Core Equity Fund and $1,884 (in thousands) acquired from JPMorgan Focus Fund. A portion of The capital loss carryforward from business combinations may be limited in future years under The Code Sections 381-384.

During The year ended June 30, 2006, The following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Disciplined Equity Fund	$20,680
Diversified Fund	34,316
Equity Income Fund	6,675
Large Cap Growth Fund	106,301
U.S. Equity Fund	17,061

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   131

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

Net capital losses incurred after October 31 and within The taxable year are deemed to arise on The first business day of The Funds’ next taxable year. For The period ended June 30, 2006, The Fund deferred to July 1, 2006 post October capital losses of (amounts in thousands):

Capital Losses
U.S. Large Cap Core Plus Fund	$6

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting The establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows The Funds to directly lend and borrow money to or from any other fund relying upon The Order at rates beneficial to both The borrowing and lending funds. Advances under The Facility are taken primarily for temporary or emergency purposes, including The meeting of redemption requests that otherwise might require The untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in The Order, by averaging The current repurchase agreement rate and The current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by The Funds because they are investment companies in The same “group of investment companies” (as defined in Section 12(d)(1)(G) of The Investment Company Act of 1940).

In addition, The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in The aggregate amount of $100 million to certain of The JPMorgan Funds including The Funds. Advances under The arrangement are taken primarily for temporary or emergency purposes, including The meeting of redemption requests that otherwise might require The untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at The time of borrowing. this agreement has been extended until November 21, 2006.

The outstanding borrowings from another fund or from The unsecured uncommitted credit facility and average borrowings for The period ended June 30, 2006 were as follows (amounts in thousands):

	Outstanding Balance at June 30, 2006	Average Borrowings	Number of Days Outstanding	Interest Paid
Disciplined Equity Fund (a)	$—	$1,384	1	$—	(b)
Diversified Fund (a)	—	4,759	6	4
Equity Income Fund	—	991	107	12
Growth and Income Fund (a)	—	230	18	1
Large Cap Value Fund	—	1,511	6	1
U.S. Equity Fund (a)	—	942	16	2

(a)	For The period January 1, 2006 through June 30, 2006.

(b)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from The unsecured uncommitted credit facility is included in Interest Expense in The Statement of Operations.

7. Concentrations and Indemnifications

In The normal course of business The Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, The Funds expect The risk of loss to be remote.

From time to time, The Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to The purchase or sale of a significant portion of The Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact The Funds.

The ability of The issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by The economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

A Fund is subject to The risk that should The Fund decide to sell an illiquid investment when a ready buyer is not available at a price The Fund deems representative of its value, The value of The Fund’s net assets could be adversely affected.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisers, Inc., entered into agreements with The Securities and Exchange Commission (The “SEC”) and The New York Attorney General (“NYAG”) in resolution of investigations conducted by The SEC and The NYAG into market timing of certain mutual funds

132   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with The SEC, BOIA consented to The entry of an order by The SEC (The “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under The terms of The SEC Order and The NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in The distribution plan. Pursuant to The settlement agreement with The NYAG, BOIA reduced its management fee for certain funds it managed in The aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to The matters involving The SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to The United States District Court for The District of Maryland for coordinated or consolidated pretrial proceedings by The orders of The Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in The administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (The former and current corporate parent of BOIA), The Distributor, One Group Services Company (The “Funds’ former distributor”), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (The sub-advisor to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of JPM II and BOIA, certain current and former Trustees and One Group Mutual Funds, The predecessor to JPM II. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

In addition, on August 30, 2005, The commissioner of The West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to The same facts that were The subject of The SEC Order and NYAG settlement discussed above.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by The United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for The purpose of resolving all remaining claims in The litigation in Maryland. The settlement is subject to court approval.

JPM II, any series thereof, or any Fund identified in this report as having acquired The assets of a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to The matters described above. A portion of these reimbursements may be from related parties.

As noted above, The settlement agreement with The NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means The percentage fee rates specified in contracts between BOIA and its affiliates and The Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that The reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by The Reduced Rate Funds on The Net Management Fee Rates as of June 30, 2004. To The extent that BOIA and its affiliates have agreed as part of The settlement with The NYAG to waive or reimburse expenses of a Fund in connection with The settlement with The NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To The extent that a Reduced Rate Fund merged into a JPM I Fund, The Reduced Rate will carry forward and apply with respect to The acquiring JPM 1 Fund. The U.S. Equity Fund acquired all of The assets and liabilities of The One Group Diversified Equity Fund, which was a Reduced Rate Fund, effective after The close of business on February 18, 2005. Therefore, The Funds for which a Reduced Rate applies that are contained in this annual report are The Equity Income Fund, Large Cap Value Fund (both of which are JPM II Funds) and The U.S. Equity Fund, and The Reduced Rate was implemented September 27, 2004.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   133

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

9. Business Combinations

On August 19, 2004, The Board of Trustees of The JPMorgan Funds, and on August 12, 2004, The Board of Trustees of The One Group Mutual Funds, each approved management’s proposal to merge funds as follows:

TARGET FUND	ACQUIRING FUND
One Group Diversified Equity Fund	JPMorgan U.S. Equity Fund
One Group Balanced Fund	JPMorgan Diversified Fund
JPMorgan Equity Income Fund	One Group Equity Income Fund
JPMorgan Equity Growth Fund	One Group Large Cap Growth Fund

After shareholder approval was obtained, The mergers were effective after The close of business February 18, 2005. The Acquiring Funds acquired all of The assets and liabilities of The corresponding Target Funds as shown in The table below. The merger transaction was structured to qualify as a tax-free reorganization under The Internal Revenue Code of 1986. Pursuant to The Agreement and Plan of reorganization, shareholders of The Target Funds received a number of shares of The corresponding class in The corresponding Acquiring Funds with a value equal to their holdings in The Target Funds as of The close of business on date of The reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after The reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
One Group Diversified Equity Fund				$255,067
Class A	11,506	$136,622	$11.87
Class B	2,016	22,989	11.41
Class C	660	7,589	11.49
Select Class	122,504	1,460,091	11.92
Acquiring Fund
JPMorgan U.S. Equity Fund				98,209
Class A	4,847	52,454	10.82
Class B	2,175	23,342	10.73
Class C	395	4,232	10.73
Select Class	30,754	332,433	10.81
Institutional Class	5,874	63,502	10.81
Post Reorganization
JPMorgan U.S. Equity Fund				353,276
Class A	17,469	189,076	10.82
Class B	4,319	46,331	10.73
Class C	1,101	11,821	10.73
Select Class	165,838	1,792,524	10.81
Institutional Class	5,874	63,502	10.81
Target Fund
One Group Balanced Fund				35,804
Class A	8,893	115,144	12.95
Class B	12,300	160,005	13.01
Class C	446	5,797	12.99
Select Class	2,026	26,208	12.94
Acquiring Fund
JPMorgan Diversified Fund				78,869
Class A	3,093	42,273	13.67
Class B	965	13,173	13.66
Class C	55	745	13.66
Select Class	10,242	140,208	13.69
Institutional Class	18,978	259,640	13.68

134   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Post Reorganization
JPMorgan Diversified Fund				114,673
Class A	11,518	157,417	13.67
Class B	12,679	173,178	13.66
Class C	479	6,542	13.66
Select Class	12,157	166,416	13.69
Institutional Class	18,978	259,640	13.68
Target Fund
JPMorgan Equity Income Fund				12,535
Class A	569	18,431	32.37
Class B	236	7,621	32.33
Class C	109	3,534	32.30
Select Class	1,095	35,445	32.37
Acquiring Fund
One Group Equity Income Fund				152,293
Class A	6,215	95,757	15.41
Class B	3,937	60,478	15.36
Class C	284	4,362	15.36
Class I	20,836	322,563	15.48
Post Reorganization
JPMorgan Equity Income Fund				$164,828
Class A	7,411	$114,188	$15.41
Class B	4,434	68,099	15.36
Class C	514	7,896	15.36
Select Class	23,125	358,008	15.48
Target Fund
JPMorgan Equity Growth Fund				3,228
Class A	531	14,694	27.65
Class B	254	6,831	26.86
Class C	28	755	26.84
Select Class	908	25,562	28.16
Acquiring Fund
One Group Large Cap Growth Fund				288,347
Class A	15,923	236,848	14.88
Class B	18,059	247,422	13.70
Class C	966	13,132	13.58
Class I	86,413	1,263,817	14.63
Post Reorganization
JPMorgan Large Cap Growth Fund				291,575
Class A	16,910	251,542	14.88
Class B	18,558	254,253	13.70
Class C	1,022	13,887	13.58
Select Class	88,160	1,289,379	14.63

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   135

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

10. Reorganization

Prior to March 18, 2005, The Growth and Income Fund had utilized a Master Feeder Fund structure where The Fund sought to achieve its investment objectives by investing all of its investable assets in The Growth and Income Portfolio. Effective after The close of business on March 18, 2005, Growth and Income Fund withdrew its assets from Growth and Income Portfolio by means of a redemption-in-kind and now The Fund invests directly in portfolio securities.

Below is The Statement of Operations for The Growth and Income Portfolio for The period from January 1, 2005 through March 18, 2005.

(Amounts in thousands)
INVESTMENT INCOME
Dividend income	$2,525
Interest income	60
Foreign tax withholding	(3)
Total investment income	2,582
EXPENSES
Investment advisory fees	569
Administration fees	71
Custodian fees	12
Professional fees	14
Other	4
Total expenses	670
Net investment income	1,912
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on transactions from investments	$21,124
Change in net unrealized gain (loss) on investments	(30,987)
Net realized\unrealized gains (losses) on investments	(9,863)
Change in net assets resulting from operations	(7,951)

Below is a summary of The fund level expenses for The Growth and Income Fund for The period from January 1, 2005 through March 18, 2005.

Administration fees	$117
Custodian fees	10
Professional fees	7
Other	4
Total fund expenses	138

136   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

11. Transfers-In-Kind

For The period ended June 30, 2006, certain shareholders of The Funds redeemed/purchased Select and Institutional Class Shares and The Fund paid The redemption proceeds primarily by means of a redemption in-kind of The Fund’s portfolio securities/received portfolio securities primarily by means of a subscription in-kind in exchange for shares of The Fund. Portfolio securities were transferred on The dates, at The market values listed, and gains for book purposes which resulted from The redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Large Cap Value Fund	1/9/06	$46,061	$2,646	Redemption in-kind
U.S. Equity Fund	2/28/06	9,696	n/a	Subscription in-kind

For The year ended December 31, 2005, certain shareholders of The Disciplined Equity Fund purchased Ultra Shares and The Fund received portfolio securities primarily by means of a subscription-in-kind in exchange for shares of The Fund. Cash and portfolio securities were transferred on The date and at The market value listed below (amounts in thousands):

	Date	Market Value	Type
Disciplined Equity Fund	3/21/05	$60,292	Subscription in-kind

For The period ended June 30, 2005, certain shareholders of The Funds redeemed Select Class shares and The Funds paid The redemption proceeds primarily by means of a redemption in-kind of The Funds’ portfolio securities. Cash and portfolio securities were transferred on The dates, and The market values listed, and gains for book purposes which resulted from The redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Large Cap Growth Fund	1/20/05	$263,608	$80,613	Redemption in-kind
Large Cap Value Fund	1/20/05	294,324	64,933	Redemption in-kind

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   137

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Trustees and Shareholders
of JPMorgan Trust I and JPMorgan Trust II:

In our opinion, The accompanying statements of assets and liabilities, including The schedules of portfolio investments, and The related statements of operations and of changes in net assets and of cash flows (for The JPMorgan U.S. Large Cap Core Plus Fund) and The financial highlights present fairly, in all material respects, The financial position of each of The Funds indicated in Note 1 to The financial statements (hereafter collectively referred to as The “Funds”) at June 30, 2006, and The results of each of their operations, The changes in each of their net assets, The cash flows of The JPMorgan U.S. Large Cap Core Plus Fund, and The financial highlights for each of The periods presented, in conformity with accounting principles generally accepted in The United States of America. these financial statements and financial highlights (hereafter referred to as “financial statements”) are The responsibility of The Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with The standards of The Public Company Accounting Oversight Board (United States). those standards require that we plan and perform The audit to obtain reasonable assurance about whether The financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting The amounts and disclosures in The financial statements, assessing The accounting principles used and significant estimates made by management, and evaluating The overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with The custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2006

138   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about The Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on The Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With The Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	120	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	120	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	120	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of The City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	120
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for The Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of The State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	120	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	120	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	120	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	120	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   139

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With The Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	120	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	120	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	120	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	120	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	120
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of The investment advisor of any of The other registered investment companies. The JPMorgan Funds Complex which The Board of Trustees currently oversees includes eight registered investment companies (120 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of The Trustees is 245 Park Avenue, New York, NY 10167.

140   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with The Funds	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for The Pierpont Group, Inc. from 1996–2001, an independent company owned by The Board of Directors/Trustees of The JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining The firm in 1991.

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   141

OFFICERS
(Unaudited) (continued)

Name (Year of Birth), Positions Held with The Funds	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during The past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

142   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of The Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in The Funds and to compare these costs with The ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in The Class at The beginning of The reporting period, January 1, 2006, and continued to hold your shares at The end of The reporting period, June 30, 2006.

Actual Expenses

For each Class of each Fund in The table below, The first line provides information about actual account values and actual expenses. You may use The information in this line, together with The amount you invested, to estimate The expenses that you paid over The period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply The result by The number in The first line of each Class under The heading entitled “Expenses Paid During Period” to estimate The expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in The table below provides information about hypothetical account values and hypothetical expenses based on The Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not The Class’ actual return. The hypothetical account values and expenses may not be used to estimate The actual ending account balance or expenses you paid for The period. You may use this information to compare The ongoing costs of investing in The Class of The Fund and other funds. To do so, compare this 5% hypothetical example with The 5% hypothetical examples that appear in The shareholder reports of The other funds. Please note that The expenses shown in The table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, The second line for each Class in The table is useful in comparing ongoing costs only, and will not help you determine The relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1, 2006 to June 30, 2006*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual*	$1,000.00	$1,017.80	$4.25	0.85%
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Select Class
Actual*	1,000.00	1,018.50	3.00	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Institutional Class
Actual*	1,000.00	1,018.90	2.25	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Ultra
Actual*	1,000.00	1,019.50	1.75	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35

Diversified Fund
Class A
Actual*	1,000.00	1,025.10	5.72	1.14
Hypothetical*	1,000.00	1,019.14	5.71	1.14
Class B
Actual*	1,000.00	1,022.40	8.27	1.65
Hypothetical*	1,000.00	1,016.61	8.25	1.65
Class C
Actual*	1,000.00	1,022.40	8.27	1.65
Hypothetical*	1,000.00	1,016.61	8.25	1.65

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   143

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1, 2006 to June 30, 2006*	Annualized Expense Ratio
Select Class
Actual*	$1,000.00	$1,026.30	$4.47	0.89%
Hypothetical*	1,000.00	1,020.38	4.46	0.89
Institutional Class
Actual*	1,000.00	1,027.60	3.27	0.65
Hypothetical*	1,000.00	1,021.57	3.26	0.65

Equity Income Fund
Class A
Actual*	1,000.00	1,052.70	6.26	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class B
Actual*	1,000.00	1,050.20	8.90	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class C
Actual*	1,000.00	1,050.20	8.90	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Select Class
Actual*	1,000.00	1,054.80	4.59	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90

Growth and Income Fund
Class A
Actual*	1,000.00	1,037.30	6.37	1.26
Hypothetical*	1,000.00	1,018.55	6.31	1.26
Class B
Actual*	1,000.00	1,035.00	8.88	1.76
Hypothetical*	1,000.00	1,016.07	8.80	1.76
Class C
Actual*	1,000.00	1,035.00	8.88	1.76
Hypothetical*	1,000.00	1,016.07	8.80	1.76
Select Class
Actual*	1,000.00	1,039.50	4.55	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90

Large Cap Growth Fund
Class A
Actual*	1,000.00	990.10	6.12	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class B
Actual*	1,000.00	987.90	8.77	1.78
Hypothetical*	1,000.00	1,015.97	8.90	1.78
Class C
Actual*	1,000.00	987.10	8.77	1.78
Hypothetical*	1,000.00	1,015.97	8.90	1.78
Select Class
Actual*	1,000.00	991.80	4.89	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Ultra
Actual*	1,000.00	992.50	3.90	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79

144   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1, 2006 to June 30, 2006*	Annualized Expense Ratio
Large Cap Value Fund
Class A
Actual*	$1,000.00	$1,047.20	$5.53	1.09%
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class B
Actual*	1,000.00	1,044.30	8.06	1.59
Hypothetical*	1,000.00	1,016.91	7.95	1.59
Class C
Actual*	1,000.00	1,044.50	8.06	1.59
Hypothetical*	1,000.00	1,016.91	7.95	1.59
R Class
Actual**	1,000.00	990.80	0.80	0.64
Hypothetical*	1,000.00	1,021.62	3.21	0.64
Select Class
Actual*	1,000.00	1,048.20	4.27	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Ultra
Actual*	1,000.00	1,049.50	3.00	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59

U.S. Equity Fund
Class A
Actual*	1,000.00	1,031.00	5.29	1.05
Hypothetical*	1,000.00	1,019.59	5.26	1.05
Class B
Actual*	1,000.00	1,027.60	7.89	1.57
Hypothetical*	1,000.00	1,017.01	7.85	1.57
Class C
Actual*	1,000.00	1,027.70	7.89	1.57
Hypothetical*	1,000.00	1,017.01	7.85	1.57
R Class
Actual**	1,000.00	985.30	0.74	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Select Class
Actual*	1,000.00	1,031.40	3.98	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79
Institutional
Actual*	1,000.00	1,033.10	3.23	0.64
Hypothetical*	1,000.00	1,021.62	3.21	0.64

U.S. Large Cap Core Plus Fund
Class A
Actual*	1,000.00	1,049.00	7.26	1.43
Hypothetical*	1,000.00	1,017.70	7.15	1.43
Class C
Actual*	1,000.00	1,047.10	9.85	1.94
Hypothetical*	1,000.00	1,015.17	9.69	1.94
R Class
Actual**	1,000.00	989.20	1.63	1.30
Hypothetical*	1,000.00	1,018.35	6.51	1.30

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   145

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1, 2006 to June 30, 2006*	Annualized Expense Ratio
Select Class
Actual*	$1,000.00	$1,050.30	$6.05	1.19%
Hypothetical*	1,000.00	1,018.89	5.96	1.19

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 46/365 (to reflect the current period).

146   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Funds with Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended June 30, 2006:

Dividend Received Deduction
Disciplined Equity Fund (a)	100.00%
Diversified Fund (a)	46.91
Equity Income Fund	100.00
Growth and Income Fund (a)	100.00
Large Cap Value Fund	63.76
U.S. Equity Fund (a)	34.41
U.S. Large Cap Core Plus Fund (b)	45.93

(a)	For the period January 1, 2006 through June 30, 2006.

(b)	For the period November 1, 2006 through June 30, 2006.

Funds with Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2006 (amounts in thousands):

15% Long-Term Capital Gain Distribution
Equity Income Fund	$106,211
Large Cap Value Fund	23,891

Funds with Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$3,921
Diversified Fund	5,445
Equity Income Fund	8,701
Growth and Income Fund	1,926
Large Cap Value Fund	15,661
U.S. Equity Fund	8,715
U.S. Large Cap Core Plus Fund	14

Funds with Short Term Capital Gain Designation

For the fiscal year ended June 30, 2006, the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified short-term capital gain (amounts in thousands):

Qualified Short-Term Gain
Large Cap Value Fund	$10,792

JUNE 30, 2006        JPMORGAN LARGE CAP FUNDS   147

THIS PAGE IS INTENTIONALLY LEFT BLANK

148   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	AN-LCE-606

ANNUAL REPORT JUNE 30, 2006

JPMorgan Funds

Intrepid

Funds

JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Long/Short Fund
JPMorgan Intrepid Mid Cap Fund
    (formerly JPMorgan Diversified Mid Cap Fund)
JPMorgan Intrepid Multi Cap Fund
    (formerly JPMorgan Intrepid Contrarian Fund)
JPMorgan Intrepid Value Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Intrepid America Fund	2
JPMorgan Intrepid Growth Fund	4
JPMorgan Intrepid Long/Short Fund	6
JPMorgan Intrepid Mid Cap Fund	8
JPMorgan Intrepid Multi Cap Fund	10
JPMorgan Intrepid Value Fund	12
Schedules of Portfolio Investments	14
Financial Statements	38
Financial Highlights	54
Notes to Financial Statements	66
Report of Independent Registered Public Accounting Firm	76
Trustees	77
Officers	79
Schedule of Shareholder Expenses	81
Tax Letter	84

HIGHLIGHTS

•	U.S. stocks generally positive in first half of 2006

•	Investors tried to predict interest rate hikes

•	Gross domestic product (GDP) moved sharply higher

•	Market volatility expected until interest rate picture is clearer

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
July 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Intrepid Funds for the period ended June 30, 2006. Inside, you’ll find information detailing the performance of the Funds, along with reports from the portfolio managers.

“Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient.”

All Eyes on the Federal Reserve Board

While the U.S. stock market weakened late in the reporting period, overall it produced solid results during the last year. For much of the period, the equity market rose as investors were encouraged by overall strong economic growth and positive corporate earnings. That’s not to say there weren’t periods of unnerving volatility. A great deal of the driving forces behind the market’s ups and downs resulted from the actions of the Federal Open Market Committee (FOMC).

In February 2006, Ben Bernanke assumed the role of Federal Reserve (Fed) Board Chairman, replacing long-time fixture Alan Greenspan. The transition was less than smooth for investors, as they attempted to predict the FOMC’s future actions regarding interest rates. The FOMC’s statements first hinted that there may be a break from increasing rates and then telegraphed additional rate hikes due to fears of rising inflation. In late June, the FOMC raised short-term rates for the 17th consecutive time in late June, bringing the fed funds target rate to 5.25% — its highest level in more than five years.

Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient. After expanding 3.3% in the second quarter of 2005, third- quarter gross domestic product (GDP) advanced 4.1%. GDP then fell to 1.7% in the fourth quarter. However, the economy moved sharply higher in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003.

Stocks Produce Solid Results

The broad stock market, as measured by the S&P 500 Index, returned 8.63% for the 12 months ended June 30, 2006. The market rose in each of the first three quarters of the reporting period before taking a step backwards in mid-May on fears that additional rate hikes may adversely affect the economic expansion and temper corporate profits.

Outlook

Looking ahead, the markets could continue to experience periods of volatility until the FOMC’s interest rate stance is better understood. Coinciding with its latest rate hike in June, the Fed said: “The extent and timing of any additional firming . . . will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Investors will likely be closely monitoring the economic “tea leaves” in an attempt to ascertain the FOMC’s next move.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   1

JPMorgan Intrepid America Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$4,500,435
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid America Fund, which seeks to provide long-term capital growth, returned 4.15% (Select Class shares) for the six months ended June 30, 2006, the Fund’s new fiscal year end.* This compared to a return of 2.76% for its benchmark, the Russell 1000 Index. The momentum and valuation factors employed by the behavioral finance process positively impacted the Fund’s relative performance.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund’s return was positively impacted by the industrial and consumer staples sectors. In the industrial sector, our factors correctly drove stock selection in the capital goods industry. The industry’s defense companies rallied due to increased military spending. Performance in the consumer staples sector was aided by stock selection in the food, beverage and tobacco industry. Shares of ethanol producers rallied due to a combination of skyrocketing oil prices and remarks made by President Bush in his State of the Union address that advocated the use of ethanol as an alternative fuel.

Despite the Fund’s relative return, the healthcare and information technology sectors detracted from results. Healthcare providers have been negatively impacted by deteriorating medical-cost ratios, the percentage of premium revenue used to pay patient medical bills. Performance in the information technology sector was hindered by poor stock selection in the semiconductor industry, which was impacted by slowing demand for microprocessors from large PC makers.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid America Fund strategy is to employ behavioral finance concepts to capitalize on persistent market inefficiencies and maximize long-term capital growth. Behavioral finance is the study of how investors are consistently irrational in making many investment decisions.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance process, the portfolio management team refrains from engaging in the practice of making qualitative assessments or purchase/sell decisions as a result of such news and information, a critical step towards eliminating their own overconfidence and biases in the portfolio management process.

PORTFOLIO COMPOSITION**

Financials	21.8%
Information Technology	14.2
Health Care	11.8
Industrials	11.0
Consumer Discretionary	10.2
Energy	9.1
Consumer Staples	7.8
Utilities	3.8
Materials	3.5
Telecommunication Services	3.0
Short-Term Investments	3.1

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Exxon Mobil Corp.	3.8%
2.	Bank of America Corp.	2.6
3.	Citigroup, Inc.	2.2
4.	Pfizer, Inc.	2.2
5.	International Business Machines Corp.	1.8
6.	Hewlett-Packard Co.	1.6
7.	Altria Group, Inc.	1.6
8.	AT&T, Inc.	1.6
9.	Merck & Co., Inc.	1.6
10.	ConocoPhillips	1.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	02/19/05
Without Sales Charge		10.82%	15.26%	19.29%
With Sales Charge*		4.99	13.20	17.38
CLASS C SHARES	02/19/05
Without CDSC		10.26	14.98	19.03
With CDSC**		9.26	14.98	19.03
R CLASS SHARES	05/15/06	11.13	15.38	19.40
SELECT CLASS SHARES	02/28/03	11.13	15.38	19.40

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 2/28/03.

Returns for Class A Shares and Class C Shares prior to 2/19/05 and R Class Shares prior to 5/15/06 are calculated using the historical expenses of the Select Class Shares. During the period, the actual returns of Class A Shares and Class C Shares would have been lower than shown because Class A Shares and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, Russell 1000 Index, and Lipper Large-Cap Core Funds Index from February 28, 2003 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell 1000 Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 1000 of the largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the large cap core category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   3

JPMorgan Intrepid Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$1,261,826
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Growth Fund, which seeks to provide long-term capital growth, returned 0.92% (Select Class shares) for the six months ended June 30, 2006, the Fund’s new fiscal year end.* The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned –0.93% during the period. The momentum and valuation factors employed by the behavioral finance process positively impacted the Fund’s relative performance.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund’s return was positively impacted by the industrial and consumer staples sectors. Within the industrial sector, our factors correctly drove stock selection in the capital goods industry, where defense companies rallied due to increased military spending. Performance in the consumer staples sector was aided by stock selection in the food, beverage and tobacco industry. Shares of ethanol producers rallied due to a combination of skyrocketing oil prices and remarks made by President Bush in his State of the Union address that advocated the use of ethanol as an alternative fuel.

Despite the Fund’s relative return, the healthcare sector and media industry detracted from results. Within healthcare, healthcare providers have been negatively impacted by accelerating medical cost trends. The industry has recently experienced concerns regarding deteriorating medical-cost ratios, or the percentage of premium revenue used to pay patient medical bills. Performance in the media industry has faced headwinds as traditional advertising revenues have come under pressure due to the shift towards on-line marketing.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid Growth Fund strategy is to employ behavioral finance concepts to capitalize on persistent market inefficiencies and maximize long-term capital growth. Behavioral finance is the study of how investors are consistently irrational in making many investment decisions.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance process, the portfolio management team refrains from engaging in the practice of making qualitative assessments or purchase/sell decisions as a result of such news and information, a critical step toward eliminating their own overconfidence and biases in the portfolio management process.

PORTFOLIO COMPOSITION**

Information technology	24.8%
Health Care	18.2
Industrials	15.2
Consumer Discretionary	13.2
Consumer Staples	11.3
Financials	7.4
Energy	4.3
Materials	2.4
Utilities	1.4
Telecommunication Services	1.0
Short-Term Investments	0.6

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	International Business Machines Corp.	2.7%
2.	Google, Inc., Class A	2.5
3.	Amgen, Inc.	2.2
4.	Boeing Co.	2.2
5.	Caterpillar, Inc.	2.0
6.	Oracle Corp.	2.0
7.	Corning, Inc.	1.7
8.	Motorola, Inc.	1.6
9.	Altria Group, Inc.	1.6
10.	Wyeth	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

4   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	02/19/05
Without Sales Charge		8.76%	12.94%	16.11%
With Sales Charge*		3.07	10.93	14.25
CLASS C SHARES	02/19/05
Without CDSC		8.17	12.68	15.86
With CDSC**		7.17	12.68	15.86
R CLASS SHARES	05/15/06	8.99	13.06	16.22
SELECT CLASS SHARES	02/28/03	8.99	13.06	16.22

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 2/28/03.

Returns for Class A Shares and Class C Shares prior to 2/19/05 and R Class Shares prior to 5/15/06 are calculated using the historical expenses of the Select Class Shares. During the period, the actual returns of Class A Shares and Class C Shares would have been lower than shown because Class A Shares and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, Russell 1000 Growth Index, and Lipper Large-Cap Growth Funds Index from February 28, 2003 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell 1000 Growth Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged, capitalization weighted price only index, which measures the performance of those Russell 1000 companies with the higher price to book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index represents the total returns of the funds in the large cap category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   5

JPMorgan Intrepid Long/Short Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 31, 2006
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$59,093
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Long/Short Fund, which seeks to provide long-term capital appreciation, returned 1.13% (Select Class shares) for the five months ended June 30, 2006.* This compared to a return of –0.04% of its benchmark, the Russell 1000 Index. The performance of indices reflects an initial investment at the end of the month following the Fund’s inception.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund’s return was positively impacted by the industrial and information technology sectors. Within industrials, our factors correctly drove stock selection in the capital goods industry. During the period, the industry’s defense companies rallied due to increased military spending. Performance in the information technology sector was aided by stock selection in the software and services industry.

Despite the Fund’s relative return, the healthcare and financial sectors detracted from results. In the healthcare sector, healthcare providers have been negatively impacted by accelerating medical cost trends. The industry has recently experienced concerns regarding deteriorating medical-cost ratios, the percentage of premium revenue used to pay patient medical bills. Performance in the financial sector was hindered by poor stock selection in the diversified financial industry.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid Long/Short Fund strategy is to employ behavioral finance concepts to capitalize on persistent market inefficiencies and maximize long-term capital growth. Behavioral finance is the study of how investors are consistently irrational in making many investment decisions.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance process, the portfolio management team refrains from engaging in the practice of making qualitative assessments or purchase/sell decisions as a result of such news and information, a critical step towards eliminating their own overconfidence and biases in the portfolio management process.

LONG POSITIONS PORTFOLIO COMPOSITION**

Financials	27.4%
Information Technology	20.8
Consumer Discretionary	15.8
Industrials	15.2
Health Care	14.5
Energy	12.4
Consumer Staples	9.5
Materials	7.1
Utilities	5.0
Telecommunication Services	3.9
Short-Term Investments	2.6

TOP TEN LONG POSITIONS OF THE PORTFOLIO**

1.	ConocoPhillips	1.5%
2.	Merck & Co., Inc.	1.3
3.	PNC Financial Services Group, Inc.	1.3
4.	Washington Mutual, Inc.	1.3
5.	Oracle Corp.	1.3
6.	Boeing Co.	1.3
7.	Caterpillar, Inc.	1.3
8.	U.S. Bancorp	1.2
9.	Lehman Brothers Holdings, Inc.	1.2
10.	Hewlett-Packard Co.	1.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

6   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

SHORT POSITIONS PORTFOLIO COMPOSITION^

Information Technology	6.6%
Financials	5.8
Consumer Discretionary	5.7
Industrials	3.8
Materials	3.5
Energy	3.3
Health Care	3.1
Consumer Staples	1.8
Utilities	1.6
Telecommunication Services	0.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO^

1.	Yahoo!, Inc.	0.5%
2.	Dell, Inc.	0.5
3.	SLM Corp.	0.5
4.	Intel Corp.	0.5
5.	Weyerhaeuser Co.	0.5
6.	General Electric Co.	0.5
7.	Medtronic, Inc.	0.5
8.	International Paper Co.	0.5
9.	Marsh & McLennan Cos., Inc.	0.5
10.	Electronic Arts, Inc.	0.4

^	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	SINCE INCEPTION
JPMORGAN INTREPID LONG/SHORT FUND
CLASS A SHARES	01/31/06
Without Sales Charge		1.00%
With Sales Charge*		(4.30)
CLASS C SHARES	01/31/06
Without CDSC		0.80
With CDSC**		(0.20)
SELECT CLASS SHARES	01/31/06	1.07
RUSSELL 1000 INDEX		(0.04)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/31/06.

The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. Russell 1000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 1000 of the largest companies (on the basis of capitalization) in the Russell 3000 Index.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   7

JPMorgan Intrepid Mid Cap Fund
    (formerly the JPMorgan Diversified Mid Cap Fund)

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	December 31, 1983
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$875,410
Primary Benchmark	Russell MidCap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Mid Cap Fund, which seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations, returned 16.61% (Select Class shares) for the 12 months ended June 30, 2006.* This compared to a return of 13.66% for its benchmark, the Russell Midcap Index. The momentum factors employed by the behavioral finance process positively impacted the Fund’s relative performance; our value factors had a slightly negative impact on performance.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund’s return was positively impacted by the materials and energy sectors. Within materials, metals stocks benefited from the anticipation of strong demand as futures touched new highs during the period. Metals companies have benefited from elevated prices combined with robust global demand. Performance in the energy sector was aided by strong stock selection coupled with the continued rally of crude oil prices.

Despite the Fund’s relative return, the healthcare and information technology sectors detracted from results. Within healthcare, the healthcare equipment and services industry detracted from results. The information technology sector was negatively impacted by stock selection in the software and services and technology hardware and equipment industries.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid Mid Cap Fund strategy is to employ behavioral finance concepts to capitalize on persistent market inefficiencies and maximize long-term capital growth. Behavioral finance is the study of how investors are consistently irrational in making many investment decisions.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance process, the portfolio management team refrains from engaging in the practice of making qualitative assessments or purchase/sell decisions as a result of such news and information, a critical step towards eliminating their own overconfidence and biases in the portfolio management process.

PORTFOLIO COMPOSITION**

Financials	20.1%
Consumer Discretionary	16.6
Information Technology	13.5
Industrials	12.1
Health Care	9.9
Energy	8.0
Utilities	7.3
Consumer Staples	4.8
Materials	5.6
Telecommunication Services	1.6
Investments of Cash Collateral for Securities Loaned	13.9
Short-Term Investments	0.5

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Kerr-McGee Corp.	1.2%
2.	Keycorp	1.0
3.	E*Trade Financial Corp.	1.0
4.	American Eagle Outfitters, Inc.	1.0
5.	J.C. Penney Co., Inc.	0.9
6.	PPL Corp.	0.9
7.	Host Hotels & Resorts, Inc.	0.9
8.	Freeport-McMoRan Copper & Gold, Inc., Class B	0.9
9.	Southern Copper Corp.	0.9
10.	Frontier Oil Corp.	0.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

8   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	05/01/92
Without Sales Charge		16.32%	7.93%	11.10%
With Sales Charge*		10.23	6.77	10.50
CLASS B SHARES	09/23/96
Without CDSC		15.59	7.16	10.49
With CDSC**		10.59	6.85	10.49
CLASS C SHARES	03/22/99
Without CDSC		15.56	7.14	10.30
With CDSC***		14.56	7.14	10.30
SELECT CLASS SHARES	12/31/83	16.61	8.19	11.37
ULTRA SHARES	02/22/05	16.77	8.24	11.40

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 1, 1991.

The returns for the Fund prior to March 22, 1999 (offering date of the Select Class Shares) reflect the performance of the Pegasus Mid Cap Opportunity Fund and its predecessor. Historical performance shown for Class B Shares, Class C Shares and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. All prior class performance, except for Ultra Shares, has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 1996 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell Midcap Index does not include expenses and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses of the Fund. The Russell Midcap Index measures the performance of 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   9

JPMorgan Intrepid Multi Cap Fund
    (formerly the JPMorgan Intrepid Contrarian Fund)

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$21,448
Primary Benchmark	Russell 3000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Multi Cap Fund, which seeks to provide long-term capital appreciation, returned 4.39% (Select Class shares) for the six months ended June 30, 2006, the Fund’s new fiscal year end.* This compared to a return of 3.23% for its benchmark, the Russell 3000 Index. The momentum and valuation factors employed by the behavioral finance process positively impacted the Fund’s relative performance.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund’s return was positively impacted by the healthcare and financial sectors. In healthcare, our factors correctly drove stock selection in the pharmaceuticals and biotechnology industry. Performance in the financial sector was helped by stock selection in the insurance industry, which has benefited from increased catastrophe reinsurance rates due to last year’s record hurricane season and a lack of recent catastrophes.

Despite the Fund’s relative return, the consumer discretionary and information technology sectors detracted from results. In consumer discretionary, results were hindered by stock selection in the media industry, which has faced headwinds as traditional advertising revenues have come under pressure due to the shift towards on-line marketing. Performance in the information technology was negatively impacted by stock selection in the technology hardware and equipment industry.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid Multi Cap Fund strategy is to employ behavioral finance concepts to capitalize on persistent market inefficiencies and maximize long-term capital growth. Behavioral finance is the study of how investors are consistently irrational in making many investment decisions.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance process, the portfolio management team refrains from engaging in the practice of making qualitative assessments or purchase/sell decisions as a result of such news and information, a critical step towards eliminating their own overconfidence and biases in the portfolio management process.

PORTFOLIO COMPOSITION**

Financials	21.1%
Information technology	15.3
Health Care	12.1
Industrials	11.4
Consumer Discretionary	10.7
Energy	9.5
Consumer Staples	7.9
Materials	3.6
Telecommunication Services	3.1
Utilities	3.3
Short-Term Investments	1.7

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	International Business Machines Corp.	1.5%
2.	Motorola, Inc.	1.5
3.	Hewlett-Packard Co.	1.4
4.	Oracle Corp.	1.3
5.	Celgene Corp.	1.2
6.	PNC Financial Services Group, Inc.	1.2
7.	Occidental Petroleum Corp.	1.2
8.	General Dynamics Corp.	1.2
9.	Lockheed Martin Corp.	1.2
10.	Merck & Co., Inc.	1.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

10   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	02/18/05
Without Sales Charge		9.96%	15.02%	19.39%
With Sales Charge*		4.19	12.96	17.48
CLASS C SHARES	02/18/05
Without CDSC		9.42	14.75	19.14
With CDSC**		8.42	14.75	19.14
SELECT CLASS SHARES	02/28/03	10.18	15.13	19.49

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A Shares and Class C Shares prior to 2/18/05 are calculated using the historical expenses of the Select Class Shares. During the period, the actual returns of Class A Shares and Class C Shares would have been lower than shown because Class A Shares and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, Russell 3000 Index, and Lipper Multi-Cap Core Funds Index from February 28, 2003 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell 3000 Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index is an unmanaged, capitalization weighted price only index, which is comprised of the 3000 largest U.S. companies based on total market capitalization. The Lipper Multi-Cap Core Funds Index represents the total returns of the funds in the multi cap core category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund, through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective 4/10/06, the strategy of the Fund changed. Therefore, the performance shown prior to 4/10/06 may not be a true indication of how the Fund may perform going forward.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   11

JPMorgan Intrepid Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$72,421
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Intrepid Value Fund, which seeks to provide long-term capital appreciation, returned 8.66% (Select Class shares) for the six months ended June 30, 2006, the Fund’s new fiscal year end.* This compared to a return of 6.56% for its benchmark, the Russell 1000 Value Index. The momentum and valuation factors employed by the behavioral finance process positively impacted the Fund’s relative performance.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund’s return was positively impacted by the energy and industrial sectors. Performance in the energy sector was attributable to strong stock selection coupled with the rally in crude oil prices, driven by ongoing production concerns in Iraq, Iran and Nigeria. Within industrials, our factors correctly drove stock selection in the capital goods industry. During the period, the industry’s defense companies rallied due to increased military spending.

Despite the Fund’s relative return, the consumer discretionary sector and real estate industry detracted from results. Within consumer discretionary, the media industry detracted from results. The media industry has faced headwinds as traditional advertising revenues have come under pressure due to the shift towards on-line marketing. Performance in the real estate industry was negatively impacted by poor stock selection coupled with the steadily increasing interest rates.

Q:	HOW WAS THE FUND MANAGED?

A:	The investment philosophy of the Intrepid Value Fund strategy is to employ behavioral finance concepts to capitalize on persistent market inefficiencies and maximize long-term capital growth. Behavioral finance is the study of how investors are consistently irrational in making many investment decisions.

As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance process, the portfolio management team refrains from engaging in the practice of making qualitative assessments or purchase/sell decisions as a result of such news and information, a critical step towards eliminating their own overconfidence and biases in the portfolio management process.

PORTFOLIO COMPOSITION**

Financials	34.3%
Energy	13.8
Consumer Discretionary	7.3
Industrials	7.1
Health Care	6.6
Consumer Staples	5.7
Utilities	5.7
Telecommunication Services	5.2
Materials	4.1
Information Technology	3.7
Short-Term Investments	4.8

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Citigroup, Inc.	4.6%
2.	Bank of America Corp.	4.3
3.	Exxon Mobil Corp.	4.1
4.	Chevron Corp.	3.1
5.	Pfizer, Inc.	2.5
6.	Merck & Co., Inc.	2.0
7.	AT&T, Inc.	2.0
8.	Valero Energy Corp.	1.9
9.	U.S. Bancorp	1.9
10.	Occidental Petroleum Corp.	1.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

12   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	02/19/05
Without Sales Charge		15.59%	18.40%	22.34%
With Sales Charge*		9.54	16.29	20.38
CLASS C SHARES	02/19/05
Without CDSC		15.04	18.12	22.08
With CDSC**		14.04	18.12	22.08
R CLASS SHARES	05/15/06	15.91	18.55	22.47
SELECT CLASS SHARES	02/28/03	15.87	18.53	22.46

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A Shares and Class C Shares prior to 2/19/05 and R Class Shares prior to 5/15/06 are calculated using the historical expenses of the Select Class Shares. During the period, the actual returns of Class A Shares and Class C Shares would have been lower than shown because Class A Shares and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, Russell 1000 Value Index, and Lipper Large-Cap Value Funds Index from February 28, 2003 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell 1000 Value Index does not include expenses of a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged, capitalization weighted price only index, which measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the large cap category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.2%
	Common Stocks — 96.2%
	Aerospace & Defense — 5.2%
225	Armor Holdings, Inc. (a)	12,353
741	Boeing Co.	60,663
305	General Dynamics Corp.	19,952
664	Lockheed Martin Corp.	47,614
724	Northrop Grumman Corp.	46,392
1,041	Raytheon Co.	46,402
		233,376
	Airlines — 0.4%
537	Continental Airlines, Inc., Class B (a)	15,988
	Auto Components — 0.3%
228	Autoliv, Inc.	12,892
	Biotechnology — 2.2%
956	Amgen, Inc. (a)	62,353
240	Cephalon, Inc. (a)	14,424
182	Gilead Sciences, Inc. (a)	10,791
324	ImClone Systems, Inc. (a)	12,519
		100,087
	Building Products — 0.2%
135	USG Corp. (a)	9,816
	Capital Markets — 3.3%
557	E*Trade Financial Corp. (a)	12,708
222	Franklin Resources, Inc.	19,246
412	Goldman Sachs Group, Inc.	61,932
640	Lehman Brothers Holdings, Inc.	41,696
362	Raymond James Financial, Inc.	10,964
		146,546
	Commercial Banks — 5.6%
2,422	Bank of America Corp.	116,503
316	Keycorp	11,282
692	PNC Financial Services Group, Inc.	48,579
926	U.S. Bancorp	28,595
856	Wachovia Corp.	46,266
		251,225
	Commercial Services & Supplies — 0.7%
346	R.R. Donnelley & Sons Co.	11,061
602	Waste Management, Inc.	21,607
		32,668
	Communications Equipment — 1.5%
305	Harris Corp.	12,677
2,781	Motorola, Inc.	56,029
		68,706
	Computers & Peripherals — 3.7%
2,332	Hewlett-Packard Co.	73,865
1,070	International Business Machines Corp.	82,190
625	Western Digital Corp. (a)	12,373
		168,428
	Consumer Finance — 2.0%
389	American Express Co.	20,713
444	AmeriCredit Corp. (a)	12,408
546	Capital One Financial Corp.	46,622
303	CompuCredit Corp. (a)	11,643
		91,386
	Distributors — 0.3%
171	WESCO International, Inc. (a)	11,813
	Diversified Financial Services — 2.2%
2,067	Citigroup, Inc.	99,707
	Diversified Telecommunication Services — 2.3%
2,587	AT&T, Inc.	72,143
342	CenturyTel, Inc.	12,709
80	Embarq Corp.	3,290
672	Sprint Nextel Corp.	13,434
		101,576
	Electric Utilities — 2.3%
900	FirstEnergy Corp.	48,778
886	TXU Corp.	52,974
		101,752
	Electronic Equipment & Instruments — 0.8%
394	Arrow Electronics, Inc. (a)	12,690
478	Avnet, Inc. (a)	9,568
388	Plexus Corp. (a)	13,273
		35,531
	Food & Staples Retailing — 1.9%
381	Costco Wholesale Corp.	21,755
1,773	Kroger Co. (The)	38,758
506	Safeway, Inc.	13,161
427	Supervalu, Inc.	13,109
		86,783
	Food Products — 1.1%
1,245	Archer-Daniels-Midland Co.	51,398
	Health Care Providers & Services — 4.5%
689	Aetna, Inc.	27,504
282	AmerisourceBergen Corp.	11,809
242	Coventry Health Care, Inc. (a)	13,280
1,096	Emdeon Corp. (a)	13,595

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
297	Humana, Inc. (a)	15,944
834	McKesson Corp.	39,446
244	Pediatrix Medical Group, Inc. (a)	11,062
290	Sierra Health Services, Inc. (a)	13,059
801	WellPoint, Inc. (a)	58,274
		203,973
	Hotels, Restaurants & Leisure — 1.5%
323	Darden Restaurants, Inc.	12,742
1,642	McDonald’s Corp.	55,171
		67,913
	Household Durables — 1.3%
155	Black & Decker Corp.	13,049
503	Newell Rubbermaid, Inc.	12,992
19	NVR, Inc. (a)	9,334
271	Stanley Works (The)	12,792
148	Whirlpool Corp.	12,224
		60,391
	Household Products — 1.8%
691	Colgate-Palmolive Co.	41,403
248	Energizer Holdings, Inc. (a)	14,543
400	Kimberly-Clark Corp.	24,680
		80,626
	Insurance — 4.3%
638	ACE Ltd. (Bermuda)	32,282
271	American Financial Group, Inc.	11,626
992	Chubb Corp.	49,511
662	Prudential Financial, Inc.	51,437
871	St. Paul Travelers Cos., Inc. (The)	38,829
343	W.R. Berkley Corp.	11,696
		195,381
	Internet Software & Services — 0.7%
79	Google, Inc., Class A (a)	33,253
	IT Services — 1.6%
436	Acxiom Corp.	10,908
458	Ceridian Corp. (a)	11,201
222	Computer Sciences Corp. (a)	10,773
671	Convergys Corp. (a)	13,090
221	Global Payments, Inc.	10,734
604	Sabre Holdings Corp., Class A	13,292
		69,998
	Machinery — 2.9%
568	AGCO Corp. (a)	14,942
844	Caterpillar, Inc.	62,869
112	Cummins, Inc.	13,655
139	Parker-Hannifin Corp.	10,794
159	Reliance Steel & Aluminum Co.	13,181
154	Terex Corp. (a)	15,170
		130,611
	Media — 3.3%
756	McGraw-Hill Cos., Inc. (The)	37,979
2,025	News Corp., Class A	38,841
496	Omnicom Group, Inc.	44,144
937	Walt Disney Co.	28,119
		149,083
	Metals & Mining — 2.9%
129	Cleveland-Cliffs, Inc.	10,252
243	Freeport-McMoRan Copper & Gold, Inc., Class B	13,487
905	Nucor Corp.	49,080
554	Phelps Dodge Corp.	45,541
151	Southern Copper Corp.	13,450
		131,810
	Multi-Utilities — 1.5%
1,573	Duke Energy Corp	46,208
320	Oneok, Inc.	10,896
283	Sempra Energy	12,862
		69,966
	Multiline Retail — 2.6%
149	J.C. Penney Co., Inc.	10,079
858	Kohl’s Corp. (a)	50,731
265	Nordstrom, Inc.	9,669
307	Sears Holdings Corp. (a)	47,536
		118,015
	Oil, Gas & Consumable Fuels — 9.1%
1,042	ConocoPhillips	68,254
2,763	Exxon Mobil Corp.	169,510
629	Marathon Oil Corp.	52,429
571	Occidental Petroleum Corp.	58,556
897	Valero Energy Corp.	59,635
		408,384
	Paper & Forest Products — 0.3%
505	Louisiana-Pacific Corp.	11,053
	Pharmaceuticals — 5.1%
439	Endo Pharmaceuticals Holdings, Inc. (a)	14,478
764	King Pharmaceuticals, Inc. (a)	12,980
1,977	Merck & Co., Inc.	72,004

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
4,238	Pfizer, Inc.	99,461
918	Teva Pharmaceutical Industries Ltd. ADR (Israel)	28,990
		227,913
	Real Estate Investment Trusts (REITs) — 2.2%
265	New Century Financial Corp. REIT	12,137
324	Ventas, Inc. REIT	10,974
262	Colonial Properties Trust REIT	12,943
269	General Growth Properties, Inc. REIT	12,107
504	Host Hotels & Resorts, Inc. REIT	11,025
495	Simon Property Group, Inc. REIT	41,072
		100,258
	Road & Rail — 1.7%
348	Burlington Northern Santa Fe Corp.	27,595
904	Norfolk Southern Corp.	48,111
		75,706
	Semiconductors & Semiconductor Equipment — 2.9%
1,365	Amkor Technology, Inc. (a)	12,909
2,601	Applied Materials, Inc.	42,341
2,675	Atmel Corp. (a)	14,846
402	Freescale Semiconductor, Inc., Class B (a)	11,828
281	Lam Research Corp. (a)	13,077
1,355	LSI Logic Corp. (a)	12,129
628	Nvidia Corp. (a)	13,368
1,620	ON Semiconductor Corp. (a)	9,528
		130,026
	Software — 2.9%
963	BEA Systems, Inc. (a)	12,611
589	BMC Software, Inc. (a)	14,077
721	Cadence Design Systems, Inc. (a)	12,367
300	Citrix Systems, Inc. (a)	12,034
230	Intuit, Inc. (a)	13,889
4,001	Oracle Corp. (a)	57,970
427	Sybase, Inc. (a)	8,284
		131,232
	Specialty Retail — 1.2%
394	American Eagle Outfitters, Inc.	13,422
604	Autonation, Inc. (a)	12,941
327	Office Depot, Inc. (a)	12,426
273	Sherwin-Williams Co. (The)	12,972
		51,761
	Thrifts & Mortgage Finance — 2.1%
392	Golden West Financial Corp.	29,101
207	Radian Group, Inc.	12,795
1,176	Washington Mutual, Inc.	53,595
		95,491
	Tobacco — 3.0%
988	Altria Group, Inc.	72,549
266	Loews Corp. - Carolina Group	13,659
416	Reynolds American, Inc.	47,930
		134,138
	Wireless Telecommunication Services — 0.8%
950	BellSouth Corp.	34,394
	Total Common Stocks (Cost $4,037,007)	4,331,054
Short-Term Investments — 3.1%
	Investment Company — 3.1%
139,528	JPMorgan Prime Money Market Fund (b)(m) (Cost $139,528)	139,528
	Total Investments — 99.3% (Cost $4,176,535)	4,470,582
	Other Assets in Excess of Liabilities — 0.7%	29,853
	NET ASSETS — 100%	$4,500,435

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except for number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/06 (USD)	UNREALIZED APPRECIATION (USD)
428	S&P 500 Index	September, 2006	$136,896	$3,408

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Aerospace & Defense — 6.4%
339	Boeing Co.	27,753
109	General Dynamics Corp.	7,161
253	Lockheed Martin Corp.	18,179
197	Northrop Grumman Corp.	12,633
332	Raytheon Co.	14,804
		80,530
	Airlines — 0.3%
144	Continental Airlines, Inc., Class B (a)	4,300
	Auto Components — 0.3%
44	Johnson Controls, Inc.	3,626
	Automobiles — 0.2%
63	Thor Industries, Inc.	3,038
	Beverages — 0.3%
20	Hansen Natural Corp. (a)	3,864
	Biotechnology — 6.7%
428	Amgen, Inc. (a)	27,926
320	Biogen Idec, Inc. (a)	14,807
392	Celgene Corp. (a)	18,583
332	Gilead Sciences, Inc. (a)	19,620
92	ImClone Systems, Inc. (a)	3,555
		84,491
	Building Products — 0.2%
29	USG Corp. (a)	2,150
	Capital Markets — 3.5%
33	Affiliated Managers Group, Inc. (a)	2,863
343	Charles Schwab Corp. (The)	5,476
185	Franklin Resources, Inc.	16,047
100	Goldman Sachs Group, Inc.	15,043
78	Lehman Brothers Holdings, Inc.	5,092
		44,521
	Chemicals — 0.2%
146	Celanese Corp., Class A	2,983
	Commercial Banks — 0.8%
143	PNC Financial Services Group, Inc.	10,048
	Commercial Services & Supplies — 1.1%
89	Robert Half International, Inc.	3,738
181	Waste Management, Inc.	6,494
75	West Corp. (a)	3,613
		13,845
	Communications Equipment — 3.6%
892	Corning, Inc. (a)	21,574
84	Harris Corp.	3,504
1,028	Motorola, Inc.	20,722
		45,800
	Computers & Peripherals — 4.5%
593	Hewlett-Packard Co.	18,780
451	International Business Machines Corp.	34,661
169	Western Digital Corp. (a)	3,357
		56,798
	Consumer Finance — 0.3%
129	AmeriCredit Corp. (a)	3,590
	Diversified Telecommunication Services — 1.0%
219	AT&T, Inc.	6,117
12	Embarq Corp.	486
707	Qwest Communications International, Inc. (a)	5,723
		12,326
	Electric Utilities — 1.4%
296	TXU Corp.	17,727
	Electrical Equipment — 0.9%
129	Emerson Electric Co.	10,778
	Electronic Equipment & Instruments — 1.7%
240	Agilent Technologies, Inc. (a)	7,571
105	Arrow Electronics, Inc. (a)	3,370
133	Avnet, Inc. (a)	2,655
110	Plexus Corp. (a)	3,763
222	Vishay Intertechnology, Inc. (a)	3,495
		20,854
	Energy Equipment & Services — 1.0%
148	Baker Hughes, Inc.	12,114
	Food & Staples Retailing — 3.4%
302	Costco Wholesale Corp.	17,276
221	CVS Corp.	6,771
176	Kroger Co. (The)	3,849
129	Safeway, Inc.	3,342
117	Supervalu, Inc.	3,598
167	Wal-Mart Stores, Inc.	8,025
		42,861
	Food Products — 1.0%
314	Archer-Daniels-Midland Co.	12,972
	Health Care Equipment & Supplies — 0.3%
33	Intuitive Surgical, Inc. (a)	3,893
	Health Care Providers & Services — 7.5%
144	Aetna, Inc.	5,746

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
79	AmerisourceBergen Corp.	3,295
151	Cardinal Health, Inc.	9,740
311	Emdeon Corp. (a)	3,853
47	Express Scripts, Inc. (a)	3,336
89	Health Net, Inc. (a)	4,031
78	Humana, Inc. (a)	4,172
310	McKesson Corp.	14,636
93	Sierra Health Services, Inc. (a)	4,188
429	UnitedHealth Group, Inc.	19,201
70	WellCare Health Plans, Inc. (a)	3,424
266	WellPoint, Inc. (a)	19,322
		94,944
	Hotels, Restaurants & Leisure — 2.5%
177	Las Vegas Sands Corp. (a)	13,773
430	McDonald’s Corp.	14,433
94	Penn National Gaming, Inc. (a)	3,630
		31,836
	Household Durables — 0.8%
43	Black & Decker Corp.	3,606
140	Newell Rubbermaid, Inc.	3,614
42	Whirlpool Corp.	3,496
		10,716
	Household Products — 3.4%
310	Colgate-Palmolive Co.	18,587
67	Energizer Holdings, Inc. (a)	3,949
117	Kimberly-Clark Corp.	7,230
242	Procter & Gamble Co.	13,452
		43,218
	Insurance — 1.8%
81	American Financial Group, Inc.	3,475
192	Prudential Financial, Inc.	14,942
108	W.R. Berkley Corp.	3,681
		22,098
	Internet & Catalog Retail — 0.3%
56	Nutri/System, Inc. (a)	3,504
	Internet Software & Services — 2.8%
97	Akamai Technologies, Inc. (a)	3,511
75	Google, Inc., Class A (a)	31,569
		35,080
	IT Services — 3.1%
56	Alliance Data Systems Corp. (a)	3,276
138	Ceridian Corp. (a)	3,376
55	Computer Sciences Corp. (a)	2,664
153	Convergys Corp. (a)	2,976
317	First Data Corp.	14,269
72	Global Payments, Inc.	3,505
131	Hewitt Associates, Inc., Class A (a)	2,934
85	MoneyGram International, Inc.	2,876
169	Sabre Holdings Corp., Class A	3,727
		39,603
	Life Sciences Tools & Services — 0.3%
116	Applera Corp.- Applied Biosystems Group	3,759
	Machinery — 4.8%
345	Caterpillar, Inc.	25,710
35	Cummins, Inc.	4,236
49	Eaton Corp.	3,679
349	Illinois Tool Works, Inc.	16,554
54	Joy Global, Inc.	2,834
45	Parker-Hannifin Corp.	3,515
43	Terex Corp. (a)	4,284
		60,812
	Media — 3.0%
901	Directv Group, Inc. (The) (a)	14,865
327	McGraw-Hill Cos., Inc. (The)	16,418
31	Omnicom Group, Inc.	2,771
132	Warner Music Group Corp.	3,891
		37,945
	Metals & Mining — 2.1%
72	Freeport-McMoRan Copper & Gold, Inc., Class B	3,998
101	Nucor Corp.	5,452
164	Phelps Dodge Corp.	13,487
46	Southern Copper Corp.	4,122
		27,059
	Multiline Retail — 3.6%
235	J.C. Penney Co., Inc.	15,851
323	Kohl’s Corp. (a)	19,120
77	Nordstrom, Inc.	2,814
48	Sears Holdings Corp. (a)	7,432
		45,217
	Oil, Gas & Consumable Fuels — 3.3%
163	Marathon Oil Corp.	13,553
129	Occidental Petroleum Corp.	13,193
227	Valero Energy Corp.	15,130
		41,876
	Pharmaceuticals — 3.4%
211	King Pharmaceuticals, Inc. (a)	3,588

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
525	Merck & Co., Inc.	19,136
444	Wyeth	19,736
		42,460
	Real Estate Investment Trusts (REITs) — 0.8%
109	CB Richard Ellis Services, Inc., Class A REIT (a)	2,724
80	New Century Financial Corp. REIT	3,660
170	Host Hotels & Resorts, Inc. REIT	3,716
		10,100
	Road & Rail — 1.6%
41	Burlington Northern Santa Fe Corp.	3,275
307	Norfolk Southern Corp.	16,349
		19,624
	Semiconductors & Semiconductor Equipment — 4.9%
294	Advanced Micro Devices, Inc. (a)	7,187
1,074	Applied Materials, Inc.	17,486
571	Broadcom Corp., Class A (a)	17,156
123	Freescale Semiconductor, Inc., Class B (a)	3,602
81	Lam Research Corp. (a)	3,758
405	LSI Logic Corp. (a)	3,628
104	MEMC Electronic Materials, Inc. (a)	3,900
125	Nvidia Corp. (a)	2,653
413	ON Semiconductor Corp. (a)	2,429
		61,799
	Software — 4.2%
272	BEA Systems, Inc. (a)	3,566
171	BMC Software, Inc. (a)	4,088
199	Cadence Design Systems, Inc. (a)	3,410
99	Citrix Systems, Inc. (a)	3,974
68	Factset Research Systems, Inc.	3,235
64	Intuit, Inc. (a)	3,883
1,749	Oracle Corp. (a)	25,346
135	Red Hat, Inc. (a)	3,161
118	Sybase, Inc. (a)	2,290
		52,953
	Specialty Retail — 2.2%
109	American Eagle Outfitters, Inc.	3,697
84	AnnTaylor Stores Corp. (a)	3,635
302	Best Buy Co., Inc.	16,586
78	Sherwin-Williams Co. (The)	3,680
		27,598
	Textiles, Apparel & Luxury Goods — 0.3%
66	Polo Ralph Lauren Corp.	3,623
	Thrifts & Mortgage Finance — 0.3%
56	Radian Group, Inc.	3,466
	Tobacco — 3.1%
282	Altria Group, Inc.	20,715
76	Loews Corp. - Carolina Group	3,883
128	Reynolds American, Inc.	14,770
		39,368
	Total Common Stocks (Cost $1,192,480)	1,251,767
Short-Term Investment — 0.6%
	Investment Company — 0.6%
7,103	JPMorgan Prime Money Market Fund (b) (m) (Cost $7,103)	7,103
	Total Investments — 99.8% (Cost $1,199,583)	1,258,870
	Other Assets in excess of Liabilities — 0.2%	2,956
	NET ASSETS — 100.0%	$1,261,826

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   19

JPMorgan Intrepid Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 131.6% (j)
	Common Stocks — 131.6%
	Aerospace & Defense — 6.0%
4	Armor Holdings, Inc. (a)	230
9	Boeing Co.	758
7	General Dynamics Corp.	471
10	Lockheed Martin Corp.	689
11	Northrop Grumman Corp.	684
16	Raytheon Co.	703
		3,535
	Airlines — 0.5%
10	Continental Airlines, Inc., Class B (a)	301
	Auto Components — 0.5%
3	Autoliv, Inc. (Sweden)	141
5	TRW Automotive Holdings Corp. (a)	126
		267
	Automobiles — 0.6%
3	Harley-Davidson, Inc.	165
4	Thor Industries, Inc.	169
		334
	Beverages — 0.8%
14	Pepsi Bottling Group, Inc.	447
	Biotechnology — 2.4%
10	Amgen, Inc. (a)	678
7	Biogen Idec, Inc. (a)	334
11	ImClone Systems, Inc. (a)	413
		1,425
	Building Products — 0.4%
10	Lennox International, Inc.	262
	Capital Markets — 4.6%
5	Affiliated Managers Group, Inc. (a)	391
19	E*Trade Financial Corp. (a)	444
5	Goldman Sachs Group, Inc.	692
11	Lehman Brothers Holdings, Inc.	717
15	Raymond James Financial, Inc.	448
		2,692
	Chemicals — 1.5%
3	Albemarle Corp.	139
7	Celanese Corp., Class A	144
3	FMC Corp.	163
3	Rohm & Haas Co.	153
5	Valspar Corp.	137
4	Westlake Chemical Corp.	127
		863
	Commercial Banks — 5.1%
16	AmSouth Bancorp	424
12	Keycorp	426
11	PNC Financial Services Group, Inc.	782
24	U.S. Bancorp	729
13	Wachovia Corp.	695
		3,056
	Commercial Services & Supplies — 1.5%
5	Career Education Corp. (a)	137
8	Covanta Holding Corp.	143
2	Manpower, Inc.	142
4	R.R. Donnelley & Sons Co.	143
5	Waste Management, Inc.	173
4	West Corp. (a)	168
		906
	Communications Equipment — 1.9%
11	Harris Corp.	444
35	Motorola, Inc.	700
		1,144
	Computers & Peripherals — 3.1%
22	Hewlett-Packard Co.	712
9	International Business Machines Corp.	688
23	Western Digital Corp. (a)	449
		1,849
	Construction Materials — 0.7%
3	Eagle Materials, Inc.	149
3	Florida Rock Industries, Inc.	144
1	Martin Marietta Materials, Inc.	109
		402
	Consumer Finance — 3.2%
7	American Express Co.	362
15	AmeriCredit Corp. (a)	413
8	Capital One Financial Corp.	711
11	CompuCredit Corp. (a)	418
		1,904
	Containers & Packaging — 0.2%
3	Temple-Inland, Inc.	135
	Diversified Financial Services — 3.1%
14	Bank of America Corp.	693
10	Ameriprise Financial, Inc.	424
14	Citigroup, Inc.	690
		1,807

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

SHARES	Security Description	Value($)
Long Positions — Continued
	Diversified Telecommunication Services — 2.9%
23	AT&T, Inc. (m)	640
12	CenturyTel, Inc.	442
18	Verizon Communications, Inc.	609
		1,691
	Electric Utilities — 2.7%
4	American Electric Power Co., Inc.	145
3	Edison International	132
9	FirstEnergy Corp.	469
4	OGE Energy Corp.	140
5	PPL Corp.	155
9	TXU Corp.	545
		1,586
	Electronic Equipment & Instruments — 3.4%
14	Arrow Electronics, Inc. (a)	443
18	Avnet, Inc. (a)	360
7	Mettler-Toledo International, Inc. (Switzerland) (a)	436
10	Plexus Corp. (a)	325
27	Vishay Intertechnology, Inc. (a)	420
		1,984
	Energy Equipment & Services — 3.0%
6	Helmerich & Payne, Inc.	374
8	Maverick Tube Corp. (a)	529
14	Pride International, Inc. (a)	440
11	Todco, Class A	455
		1,798
	Food & Staples Retailing — 2.4%
23	Kroger Co. (The)	509
16	Safeway, Inc.	423
15	Supervalu, Inc.	474
		1,406
	Food Products — 2.7%
14	Archer-Daniels-Midland Co.	572
39	Del Monte Foods Co.	435
10	H.J. Heinz Co.	421
5	Hormel Foods Corp.	178
		1,606
	Gas Utilities — 0.3%
4	AGL Resources, Inc.	156
	Health Care Providers & Services — 6.3%
12	Aetna, Inc.	463
3	AmerisourceBergen Corp.	133
6	Cardinal Health, Inc.	392
3	Coventry Health Care, Inc. (a)	143
13	Emdeon Corp. (a)	164
2	Express Scripts, Inc. (a)	145
4	Health Net, Inc. (a)	165
3	Humana, Inc. (a)	184
3	Laboratory Corp. of America Holdings (a)	163
3	Manor Care, Inc.	136
8	McKesson Corp.	397
4	Pediatrix Medical Group, Inc. (a)	159
4	Sierra Health Services, Inc. (a)	185
10	UnitedHealth Group, Inc.	450
6	WellPoint, Inc. (a)	464
		3,743
	Hotels, Restaurants & Leisure — 1.7%
4	Brinker International, Inc.	138
2	Choice Hotels International, Inc.	133
4	Darden Restaurants, Inc.	138
17	McDonald’s Corp.	568
		977
	Household Durables — 1.4%
2	Black & Decker Corp.	148
5	Leggett & Platt, Inc.	112
6	Newell Rubbermaid, Inc.	158
4	Snap-On, Inc.	145
3	Stanley Works (The)	135
2	Whirlpool Corp.	145
		843
	Household Products — 1.8%
11	Colgate-Palmolive Co.	683
7	Energizer Holdings, Inc. (a)	385
		1,068
	Insurance — 5.7%
8	ACE Ltd. (Bermuda)	418
7	American Financial Group, Inc.	281
6	Assurant, Inc.	281
9	Chubb Corp.	459
13	Fidelity National Title Group, Inc., Class A	254
5	Hartford Financial Services Group, Inc.	423
3	Lincoln National Corp.	141
12	Loews Corp.	422
8	Metlife, Inc.	410
8	W.R. Berkley Corp.	285
		3,374

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   21

JPMorgan Intrepid Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	IT Services — 3.4%
12	Acxiom Corp.	293
12	Ceridian Corp. (a)	286
5	Computer Sciences Corp. (a)	265
14	Convergys Corp. (a)	279
6	Global Payments, Inc.	285
13	Hewitt Associates, Inc., Class A (a)	294
13	Sabre Holdings Corp., Class A	293
		1,995
	Life Sciences Tools & Services — 0.7%
13	Applera Corp.- Applied Biosystems Group	411
	Machinery — 4.8%
10	Caterpillar, Inc.	739
7	Crane Co.	310
3	Cummins, Inc.	348
4	Eaton Corp.	287
5	Lincoln Electric Holdings, Inc.	338
4	Parker-Hannifin Corp.	289
2	Reliance Steel & Aluminum Co.	154
4	Terex Corp. (a)	365
		2,830
	Media — 4.5%
25	DirecTV Group, Inc. (The) (a)	417
5	Gannett Co., Inc.	274
8	McGraw-Hill Cos., Inc. (The)	418
6	Meredith Corp.	295
18	News Corp., Class A	336
5	Omnicom Group, Inc.	437
16	Walt Disney Co.	468
		2,645
	Metals & Mining — 4.4%
13	Alcoa, Inc.	427
3	Allegheny Technologies, Inc.	175
2	Carpenter Technology Corp.	202
2	Cleveland-Cliffs, Inc.	121
6	Commercial Metals Co.	147
3	Freeport-McMoRan Copper & Gold, Inc., Class B	150
8	Nucor Corp.	450
6	Phelps Dodge Corp.	464
2	Southern Copper Corp.	156
3	Steel Dynamics, Inc.	164
2	United States Steel Corp.	161	>
		2,617
	Multi-Utilities — 2.0%
4	Energen Corp.	163
15	Duke Energy Corp	438
4	MDU Resources Group, Inc.	159
4	National Fuel Gas Co.	157
5	Oneok, Inc.	153
3	Sempra Energy	143
		1,213
	Multiline Retail — 2.4%
11	Federated Department Stores, Inc.	417
5	J.C. Penney Co., Inc.	348
7	Nordstrom, Inc.	269
3	Sears Holdings Corp. (a)	403
		1,437
	Oil, Gas & Consumable Fuels — 9.3%
10	Chevron Corp.	589
13	ConocoPhillips	876
10	Exxon Mobil Corp.	584
15	Frontier Oil Corp.	481
9	Kerr-McGee Corp.	610
8	Marathon Oil Corp.	625
6	Occidental Petroleum Corp.	631
6	Tesoro Corp.	476
10	Valero Energy Corp.	639
		5,511
	Pharmaceuticals — 5.1%
13	Endo Pharmaceuticals Holdings, Inc. (a)	431
25	King Pharmaceuticals, Inc. (a)	426
21	Merck & Co., Inc.	782
29	Pfizer, Inc.	678
16	Wyeth	702
		3,019
	Real Estate Management & Development — 0.5%
6	CB Richard Ellis Services, Inc., Class A (a)	142
2	Jones Lang LaSalle, Inc.	149
		291
	Real Estate Investment Trusts (REITs) — 2.4%
3	AMB Property Corp. REIT	133
3	Colonial Properties Trust REIT	146
3	General Growth Properties, Inc. REIT	128
3	Hospitality Properties Trust REIT	144
7	Host Hotels & Resorts, Inc. REIT	151

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Real Estate Investment Trusts (REITs) — Continued
4	iStar Financial, Inc. REIT	136
3	Mack-Cali Realty Corp. REIT	138
3	New Century Financial Corp. REIT	146
4	Taubman Centers, Inc. REIT	143
4	Ventas, Inc. REIT	139
		1,404
	Road & Rail — 2.0%
7	Burlington Northern Santa Fe Corp.	563
12	Norfolk Southern Corp.	617
		1,180
	Semiconductors & Semiconductor Equipment — 4.8%
11	Advanced Micro Devices, Inc. (a)	278
25	Amkor Technology, Inc. (a)	234
33	Applied Materials, Inc.	540
56	Atmel Corp. (a)	310
11	Freescale Semiconductor, Inc., Class B (a)	322
7	Lam Research Corp. (a)	314
31	LSI Logic Corp. (a)	278
14	NVIDIA Corp. (a)	300
41	ON Semiconductor Corp. (a)	240
		2,816
	Software — 4.2%
23	BEA Systems, Inc. (a)	296
13	BMC Software, Inc. (a)	318
16	Cadence Design Systems, Inc. (a)	276
8	Citrix Systems, Inc. (a)	325
37	Compuware Corp. (a)	249
7	Fair Isaac Corp.	267
53	Oracle Corp. (a)	769
		2,500
	Specialty Retail — 3.8%
10	American Eagle Outfitters, Inc.	344
7	AnnTaylor Stores Corp. (a)	282
14	Autonation, Inc. (a)	289
10	Claire’s Stores, Inc.	247
6	GameStop Corp., Class A (a)	265
11	Limited Brands, Inc.	279
7	Office Depot, Inc. (a)	258
6	Sherwin-Williams Co. (The)	274
		2,238
	Textiles, Apparel & Luxury Goods — 0.7%
4	Jones Apparel Group, Inc.	140
4	Liz Claiborne, Inc.	141
2	V.F. Corp.	163
		444
	Thrifts & Mortgage Finance — 2.8%
10	PMI Group, Inc. (The)	428
7	Radian Group, Inc.	448
17	Washington Mutual, Inc.	775
		1,651
	Tobacco — 1.9%
9	Loews Corp. - Carolina Group	478
5	Reynolds American, Inc.	631
		1,109
	Transportation Infrastructure — 0.5%
5	Con-way, Inc.	272
	Wireless Telecommunication Services — 1.0%
17	BellSouth Corp.	620
	Total Common Stocks (Cost $78,234)	77,764
Short-Term Investment — 2.6%
	Investment Company — 2.6%
1,524	JPMorgan Prime Money Market Fund (b)(m) (Cost $1,524)	1,524
	Total Investments — 134.2% (Cost $79,758)	79,288
	Liabilities in Excess of Other Assets — (34.2)%	(20,195)
	NET ASSETS — 100.0%	$59,093
Short Positions — 36.0%
	Common Stocks — 36.0%
	Aerospace & Defense — 0.2%
6	Hexcel Corp. (a)	99
	Airlines — 0.2%
11	JetBlue Airways Corp. (a)	136
	Auto Components — 0.2%
10	Gentex Corp.	136
	Banks — 0.3%
5	People’s Bank	148
	Beverages — 0.2%
2	Molson Coors Brewing Co., Class B	143
	Biotechnology — 0.7%
4	Charles River Laboratories International, Inc. (a)	136
8	PDL BioPharma, Inc.	145
4	Vertex Pharmaceuticals, Inc. (a)	147
		428

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   23

JPMorgan Intrepid Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Capital Markets — 0.7%
5	Allied Capital Corp.	138
5	Eaton Vance Corp.	133
1	Legg Mason, Inc.	139
		410
	Chemicals — 1.7%
2	Air Products & Chemicals, Inc. (a)	115
4	Cabot Corp.	146
15	Chempura Corp.	143
4	Ecolab, Inc.	156
4	International Flavors & Fragrances, Inc.	145
9	Mosiac Co. (The) (a)	141
8	Nalco Holding Co. (a)	145
		991
	Commercial Banks — 1.0%
5	South Financial Group, Inc. (The)	140
4	TD Banknorth, Inc.	130
4	Texas Regional Bancshares, Inc.	136
6	Valley National Bancorp	154
		560
	Commercial Services & Supplies — 0.2%
6	Copart, Inc. (a)	142
	Communications Equipment — 0.7%
7	Comverse Technology, Inc. (a)	143
55	JDS Uniphase Corp. (a)	139
9	Juniper Networks, Inc. (a)	144
		426
	Computers & Peripherals — 1.0%
12	Dell, Inc. (a)	288
4	Diebold, Inc.	152
4	Network Appliance, Inc. (a)	141
		581
	Construction & Engineering — 0.2%
2	Fluor Corp.	139
	Consumer Finance — 0.5%
5	SLM Corp.	286
	Containers & Packaging — 0.7%
9	Crown Holdings, Inc. (a)	137
8	Owens-Illinois, Inc. (a)	136
11	Smurfit-Stone Container Corp. (a)	119
		392
	Diversified Financial Services — 0.3%
2	NYSE Group, Inc. (a)	151
	Diversified Financials — 0.3%
2	CBOT Holdings, Inc., Class A (a)	179
	Diversified Telecommunication Services — 0.2%
4	NeuStar, Inc. (a)	138
	Electric Utilities — 0.8%
12	CMS Energy Corp. (a)	150
6	DPL, Inc.	150
7	Northeast Utilities	151
		451
	Electrical Equipment — 0.2%
7	American Power Conversion Corp. (a)	141
	Electronic Equipment & Instruments — 0.5%
3	CDW Corp.	142
13	Symbol Technologies, Inc.	143
		285
	Financials — 0.2%
324	Wesco Financial Corp.	124
	Food & Staples Retailing — 0.5%
35	Rite Aid Corp. (a)	146
3	Walgreen Co.	148
		294
	Food Products — 1.1%
3	Hershey Co. (The)	157
4	JM Smucker Co. (The)	161
11	Tyson Foods, Inc., Class A	159
4	Wm. Wrigley, Jr., Co.	172
		649
	Health Care Equipment & Supplies — 1.2%
9	Boston Scientific Corp. (a)	143
3	Cooper Cos., Inc. (The)	138
6	Medtronic, Inc.	272
4	St. Jude Medical, Inc. (a)	140
		693
	Health Care Providers & Services — 0.7%
4	Patterson Cos., Inc. (a)	145
20	Tenet Healthcare Corp. (a)	137
3	Triad Hospitals, Inc. (a)	134
		416
	Hotels, Restaurants & Leisure — 0.4%
4	Cheesecake Factory, Inc. (The) (a)	106
2	Station Casinos, Inc.	128
		234

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Household Durables — 0.9%
3	Centex Corp.	136
6	D.R. Horton, Inc.	138
3	KB Home	138
5	Standard-Pacific Corp.	123
		535
	Independent Power Producers & Energy Traders — 0.3%
28	Dynegy, Inc., Class A (a)	154
	Industrial Conglomerates — 0.5%
8	General Electric Co.	274
	Insurance — 1.1%
5	Brown & Brown, Inc.	137
3	Erie Indemnity Co., Class A	135
5	Gallagher (Arthur J.) & Co.	133
10	Marsh & McLennan Cos., Inc.	266
		671
	Internet & Catalog Retail — 0.5%
4	Amazon.com, Inc. (a)	166
5	IAC/InterActive Corp. (a)	138
		304
	Internet Software & Services — 0.7%
17	CNET Networks, Inc. (a)	131
9	Yahoo!, Inc. (a)	294
		425
	IT Services — 0.5%
4	Iron Mountain, Inc. (a)	149
23	Unisys Corp. (a)	144
		293
	Leisure Equipment & Products — 0.2%
6	Eastman Kodak Co.	140
	Machinery — 1.2%
4	Donaldson Co., Inc.	144
3	Flowserve Corp. (a)	154
5	Pall Corp.	135
4	Pentair, Inc.	127
3	SPX Corp.	160
		720
	Marine — 0.2%
3	Alexander & Baldwin, Inc.	135
	Media — 1.2%
2	Getty Images, Inc. (a)	140
15	Interpublic Group of Cos., Inc. (a)	124
7	Liberty Global, Inc. (a)	159
29	Sirius Satellite Radio, Inc. (a)	137
9	XM Satellite Radio Holdings, Inc., Class A (a)	126
		686
	Multi-Utilities — 0.3%
15	Reliant Energy, Inc. (a)	175
	Multiline Retail — 0.4%
8	Dollar General Corp.	115
9	Saks, Inc.	144
		259
	Office Electronics — 0.2%
4	Zebra Technologies Corp., Class A (a)	129
	Oil, Gas & Consumable Fuels — 3.3%
3	Cabot Oil & Gas Corp.	142
4	Cheniere Energy, Inc. (a)	152
3	Cimarex Energy Co.	142
4	Forest Oil Corp. (a)	139
1	Kinder Morgan, Inc.	140
3	Murphy Oil Corp.	163
3	Pioneer Natural Resources Co.	153
4	Plains Exploration & Production Co. (a)	150
4	Quicksilver Resources, Inc. (a)	134
5	Range Resources Corp.	141
5	Southwestern Energy Co. (a)	147
3	Western Gas Resources, Inc.	174
7	Williams Cos., Inc.	162
		1,939
	Paper & Forest Products — 1.2%
8	International Paper Co.	271
5	MeadWestvaco Corp.	147
5	Weyerhaeuser Co.	280
		698
	Pharmaceuticals — 0.3%
3	Sepracor, Inc. (a)	167
	Real Estate Investment Trusts (REITs) — 0.5%
3	Global Signal, Inc. REIT	135
4	Rayonier, Inc., REIT	140
	Real Estate Management & Development — 0.2%
3	St. Joe Co. (The)	130
	Road & Rail — 0.5%
6	J.B. Hunt Transport Services, Inc.	147
5	Kansas City Southern Industries, Inc. (a)	150
		297

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   25

JPMorgan Intrepid Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Semiconductors & Semiconductor Equipment — 1.8%
10	Cypress Semiconductor Corp. (a)	144
15	Intel Corp.	286
4	International Rectifier Corp. (a)	146
4	Linear Technology Corp.	137
4	Rambus, Inc. (a)	85
8	Spansion, Inc., Class A (a)	131
6	Xilinx, Inc.	140
		1,069
	Software — 1.2%
12	Activision, Inc. (a)	142
6	Adobe Systems, Inc. (a)	188
6	Electronic Arts, Inc. (a)	239
21	Novell, Inc. (a)	139
		708
	Specialty Retail — 1.9%
5	CarMax, Inc. (a)	163
5	Chico’s FAS, Inc. (a)	129
4	Michaels Stores, Inc.	157
5	Petsmart, Inc.	131
10	RadioShack Corp.	134
4	Tiffany & Co.	125
8	Urban Outfitters, Inc. (a)	147
3	Williams-Sonoma, Inc. (a)	116
		1,102
	Technology — 0.3%
3	WebMD Health Corp. (a)	156
	Thrifts & Mortgage Finance — 0.7%
4	Capitol Federal Financial	153
11	Hudson City Bancorp, Inc.	152
8	New York Community Bancorp, Inc.	135
		440
	Trading Companies & Distributors — 0.3%
4	Fastenal Co.	150
	Water Utilities — 0.2%
6	Aqua America, Inc.	144
	Wireless Telecommunication Services — 0.5%
5	American Tower Corp., Class A (a)	152
4	Telephone & Data Systems, Inc.	168
		320
	Total Short Positions — 36.0% (Proceeds $22,196)	$21,267

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

JPMorgan Intrepid Mid Cap Fund
    (formerly the JPMorgan Diversified Mid Cap Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.5%
	Common Stocks — 99.5%
	Aerospace & Defense — 0.6%
102	Armor Holdings, Inc. (a) (c)	5,582
	Airlines — 1.3%
202	Continental Airlines, Inc., Class B (a) (c)	6,011
112	US Airways Group, Inc. (a)	5,640
		11,651
	Auto Components — 0.5%
74	Autoliv, Inc.	4,180
	Automobiles — 0.7%
120	Thor Industries, Inc. (c)	5,814
	Biotechnology — 1.4%
147	Celgene Corp. (a)	6,968
137	ImClone Systems, Inc. (a) (c)	5,309
		12,277
	Building Products — 0.7%
87	USG Corp. (a)	6,319
	Capital Markets — 2.8%
67	A.G. Edwards, Inc. (c)	3,706
70	Affiliated Managers Group, Inc. (a) (c)	6,074
376	E*Trade Financial Corp. (a)	8,588
205	Raymond James Financial, Inc. (c)	6,207
		24,575
	Commercial Banks — 2.7%
235	Colonial BancGroup, Inc. (The)	6,032
246	Keycorp	8,777
63	PNC Financial Services Group, Inc.	4,428
63	UnionBanCal Corp.	4,050
		23,287
	Commercial Services & Supplies — 2.1%
80	Equifax, Inc.	2,756
101	Manpower, Inc.	6,544
212	R.R. Donnelley & Sons Co.	6,780
49	West Corp. (a)	2,366
		18,446
	Communications Equipment — 0.7%
150	Harris Corp.	6,216
	Computers & Peripherals — 1.2%
247	Palm, Inc. (a) (c)	3,977
327	Western Digital Corp. (a) (c)	6,470
		10,447
	Construction Materials — 0.7%
136	Eagle Materials, Inc.	6,455
	Consumer Finance — 1.2%
192	AmeriCredit Corp. (a)	5,349
127	CompuCredit Corp. (a) (c)	4,886
		10,235
	Diversified Consumer Services — 0.7%
190	Career Education Corp. (a)	5,670
	Diversified Telecommunication Services — 1.4%
201	AT&T, Inc.	5,596
178	CenturyTel, Inc.	6,612
		12,208
	Electric Utilities — 2.5%
194	Edison International	7,562
256	PPL Corp.	8,253
105	TXU Corp.	6,281
		22,096
	Electrical Equipment — 0.3%
57	Thomas & Betts Corp. (a)	2,924
	Electronic Equipment & Instruments — 2.4%
187	Arrow Electronics, Inc. (a)	6,035
92	Mettler-Toledo International, Inc. (Switzerland) (a)	5,554
115	Plexus Corp. (a) (c)	3,927
364	Vishay Intertechnology, Inc. (a) (c)	5,729
		21,245
	Energy Equipment & Services — 2.7%
152	Helix Energy Solutions Group, Inc. (a) (c)	6,115
78	Maverick Tube Corp. (a) (c)	4,922
192	Pride International, Inc. (a)	6,009
161	Todco, Class A (a)	6,577
		23,623
	Food & Staples Retailing — 1.0%
127	Kroger Co. (The) (a)	2,785
182	Supervalu, Inc.	5,572
		8,357
	Food Products — 1.5%
184	Archer-Daniels-Midland Co.	7,584
486	Del Monte Foods Co.	5,461
		13,045
	Gas Utilities — 0.6%
134	AGL Resources, Inc.	5,112
	Health Care Providers & Services — 6.2%
167	AmerisourceBergen Corp.	6,984
128	Coventry Health Care, Inc. (a)	7,050

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   27

JPMorgan Intrepid Mid Cap Fund
    (formerly the JPMorgan Diversified Mid Cap Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
503	Emdeon Corp.	6,240
48	Express Scripts, Inc. (a)	3,422
135	Health Net, Inc. (a)	6,107
142	Humana, Inc. (a)	7,598
117	Pediatrix Medical Group, Inc. (a)	5,291
134	Sierra Health Services, Inc. (a)	6,016
115	WellCare Health Plans, Inc. (a)	5,641
		54,349
	Hotels, Restaurants & Leisure — 2.9%
156	Brinker International, Inc.	5,670
100	Choice Hotels International, Inc.	6,042
183	Darden Restaurants, Inc.	7,201
183	GTECH Holdings Corp.	6,372
		25,285
	Household Durables — 3.3%
77	Black & Decker Corp.	6,537
91	Jarden Corp. (a) (c)	2,762
283	Newell Rubbermaid, Inc.	7,300
122	Stanley Works (The)	5,775
79	Whirlpool Corp. (c)	6,488
		28,862
	Household Products — 0.7%
97	Energizer Holdings, Inc. (a)	5,668
	Industrial Conglomerates — 0.5%
82	Walter Industries, Inc. (c)	4,733
	Insurance — 3.6%
130	American Financial Group, Inc.	5,564
132	Assurant, Inc.	6,385
76	CNA Financial Corp. (a) (c)	2,489
181	HCC Insurance Holdings, Inc.	5,326
168	Philadelphia Consolidated Holding Co. (a) (c)	5,101
189	W.R. Berkley Corp.	6,466
		31,331
	IT Services — 2.2%
97	Acxiom Corp.	2,432
137	Computer Sciences Corp. (a)	6,617
96	Global Payments, Inc.	4,651
273	Sabre Holdings Corp., Class A (c)	5,995
		19,695
	Life Sciences Tools & Services — 0.8%
230	Applera Corp.- Applied Biosystems Group	7,431
	Machinery — 4.5%
233	AGCO Corp. (a) (c)	6,143
140	Crane Co.	5,815
52	Cummins, Inc.	6,390
143	Manitowoc Co., Inc. (The)	6,377
96	Parker-Hannifin Corp.	7,411
73	Terex Corp. (a)	7,210
		39,346
	Media — 2.9%
135	John Wiley & Sons, Inc., Class A	4,489
89	McGraw-Hill Cos., Inc. (The)	4,490
106	Meredith Corp.	5,266
57	Omnicom Group, Inc.	5,034
206	Warner Music Group Corp. (c)	6,067
		25,346
	Metals & Mining — 4.9%
144	Freeport-McMoRan Copper & Gold, Inc., Class B	7,996
134	Nucor Corp.	7,248
84	Phelps Dodge Corp.	6,934
76	Reliance Steel & Aluminum Co.	6,321
89	Southern Copper Corp. (c)	7,897
95	Steel Dynamics, Inc.	6,232
		42,628
	Multi-Utilities — 4.2%
349	AES Corp. (The) (a)	6,430
73	Energen Corp.	2,791
181	MDU Resources Group, Inc.	6,626
186	National Fuel Gas Co. (c)	6,550
203	Oneok, Inc.	6,893
169	Sempra Energy	7,663
		36,953
	Multiline Retail — 0.9%
123	J.C. Penney Co., Inc.	8,283
	Oil, Gas & Consumable Fuels — 5.3%
240	Frontier Oil Corp.	7,763
149	Kerr-McGee Corp.	10,361
48	Marathon Oil Corp.	3,988
42	Occidental Petroleum Corp.	4,348
102	Sunoco, Inc.	7,074
100	Tesoro Corp.	7,436
85	Valero Energy Corp.	5,687
		46,657

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — 1.5%
191	Endo Pharmaceuticals Holdings, Inc. (a) (c)	6,303
383	King Pharmaceuticals, Inc. (a)	6,503
		12,806
	Real Estate Investment Trusts (REITs) — 7.0%
125	AMB Property Corp. REIT	6,294
299	CB Richard Ellis Services, Inc., Class A REIT (a)	7,448
112	Colonial Properties Trust REIT (c)	5,533
153	General Growth Properties, Inc. REIT	6,876
129	Hospitality Properties Trust REIT	5,661
374	Host Hotels & Resorts, Inc. REIT	8,186
61	iStar Financial, Inc. REIT	2,307
89	Jones Lang LaSalle, Inc. REIT (c)	7,748
117	New Century Financial Corp. REIT (c)	5,334
175	Ventas, Inc. REIT	5,915
		61,302
	Road & Rail — 1.2%
66	Burlington Northern Santa Fe Corp.	5,244
100	Norfolk Southern Corp.	5,339
		10,583
	Semiconductors & Semiconductor Equipment — 4.2%
613	Atmel Corp. (a) (c)	3,402
262	Freescale Semiconductor, Inc., Class B (a)	7,704
141	Lam Research Corp. (a)	6,559
336	LSI Logic Corp. (a)	3,003
203	MEMC Electronic Materials, Inc. (a)	7,594
313	NVIDIA Corp. (a)	6,672
258	ON Semiconductor Corp. (a) (c)	1,515
		36,449
	Software — 2.8%
463	BEA Systems, Inc. (a)	6,056
294	BMC Software, Inc. (a)	7,015
368	Cadence Design Systems, Inc. (a)	6,303
244	Sybase, Inc. (a)	4,741
		24,115
	Specialty Retail — 4.5%
249	American Eagle Outfitters, Inc.	8,479
133	AnnTaylor Stores Corp. (a)	5,765
124	Guess?, Inc. (a) (c)	5,189
267	Limited Brands, Inc.	6,843
187	Office Depot, Inc. (a)	7,091
118	Sherwin-Williams Co. (The)	5,623
		38,990
	Textiles, Apparel & Luxury Goods — 0.3%
35	V.F. Corp.	2,350
	Thrifts & Mortgage Finance — 2.8%
83	Downey Financial Corp. (c)	5,598
98	MGIC Investment Corp.	6,396
131	PMI Group, Inc. (The) (c)	5,849
115	Radian Group, Inc.	7,092
		24,935
	Tobacco — 1.7%
142	Loews Corp. - Carolina Group	7,293
65	Reynolds American, Inc. (c)	7,495
		14,788
	Trading Companies & Distributors — 0.7%
94	WESCO International, Inc. (a)	6,486
	Wireless Telecommunication Services — 0.2%
38	Leap Wireless International, Inc. (a)	1,817
	Total Common Stocks (Cost $733,636)	870,952
Short-Term Investment — 0.5%
	Investment Company — 0.5%
4,742	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $4,742)	4,742

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Investment of Cash Collateral for Securities on Loan — 13.9%
	Certificates of Deposit — 2.5%
6,498	Canadian Imperial Bank, FRN, 5.37%, 02/14/08	6,498
5,000	Barclays Capital, Inc., FRN, 5.33%, 06/06/07	5,000
5,000	Deutsche Bank Securities, Inc., 5.41%, 01/22/08	5,000
5,000	Nordea Bank, FRN, 5.32%, 01/03/07	4,999
		21,497
	Corporate Notes — 4.5%
2,000	Allstate Life Global Funding II, FRN, 5.11%, 07/31/07	2,000
5,000	American Express Credit Corp., FRN, 5.21%, 01/15/08	5,000
7,800	Bank of America, FRN, 5.31%, 11/07/06	7,800
4,000	Banque Federative Du Credit Mutuel, FRN, 5.31%, 07/13/07	4,000
3,951	Beta Finance, Inc., FRN, 5.38%, 03/15/07	3,951
4,900	Citigroup Global Markets, Inc., FRN, 5.38%, 07/07/06	4,900

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   29

JPMorgan Intrepid Mid Cap Fund
    (formerly the JPMorgan Diversified Mid Cap Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Corporate Notes - Continued
2,737	Greenwich Capital Holdings, Inc., FRN, 5.70%, 07/09/07	2,737
4,998	K2(USA) LLC, FRN, 5.39%, 02/15/08	4,998
500	Links Finance LLC, FRN, 5.36%, 10/06/06	500
4,001	Macquarie Bank Ltd., FRN, 5.30%, 07/31/07	4,001
		39,887
	Repurchase Agreements — 6.9%
9,420	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $9,421, collateralized by U.S. Government Agency Mortgages.	9,420
6,000	Bear Stearns Cos., Inc., 5.31%, dated 06/30/06, due 07/03/06, repurchase price $6,001, collateralized by U.S. Government Agency Mortgages.	6,000
15,000	Lehman Brothers Inc., 5.32%, dated 06/30/06, due date 07/03/06, repurchase price $15,002, collateralized by U.S. Government Agency Mortgages.	15,000

	Repurchase Agreements — Continued
15,000	Morgan Stanley & Co., Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase price $15,002, collateralized by U.S. Government Agency Mortgages.	15,000
15,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $15,002, collateralized by U.S. Government Agency Mortgages.	15,000
		60,420
	Total Investments of Cash Collateral for Securities on Loan (Cost $121,804)	121,804
	Total Investments — 113.9% (Cost $860,182)	997,498
	Liabilities in Excess of Other Assets — (13.9)%	(122,088)
	NET ASSETS — 100.0%	$875,410

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

JPMorgan Intrepid Multi Cap Fund
    (formerly the JPMorgan Intrepid Contrarian Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
	Common Stocks — 98.0%
	Aerospace & Defense — 6.6%
3	Armor Holdings, Inc. (a)	170
3	Boeing Co.	246
4	General Dynamics Corp.	255
4	Lockheed Martin Corp.	251
4	Northrop Grumman Corp.	243
6	Raytheon Co.	250
		1,415
	Airlines — 0.6%
5	Continental Airlines, Inc., Class B (a)	137
	Auto Components — 0.4%
3	ArvinMeritor, Inc.	43
2	TRW Automotive Holdings Corp. (a)	41
		84
	Automobiles — 0.2%
1	Thor Industries, Inc.	44
	Biotechnology — 2.4%
4	Amgen, Inc. (a)	241
6	Celgene Corp. (a)	266
		507
	Capital Markets — 3.2%
4	Ameriprise Financial, Inc.	170
8	E*Trade Financial Corp. (a)	183
1	Goldman Sachs Group, Inc.	165
6	Raymond James Financial, Inc.	174
		692
	Chemicals — 0.8%
4	Celanese Corp., Class A	78
1	FMC Corp.	90
		168
	Commercial Banks — 2.7%
5	Keycorp	161
4	PNC Financial Services Group, Inc.	266
5	U.S. Bancorp	161
		588
	Commercial Services & Supplies — 1.0%
1	John H. Harland Co.	57
2	Labor Ready, Inc. (a)	43
1	R.R. Donnelley & Sons Co.	42
1	Waste Management, Inc.	39
1	West Corp. (a)	43
		224
	Communications Equipment — 1.7%
1	InterDigital Communications Corp. (a)	42
16	Motorola, Inc.	320
		362
	Computers & Peripherals — 3.7%
10	Hewlett-Packard Co.	310
4	International Business Machines Corp.	323
2	Palm, Inc. (a)	39
7	Western Digital Corp. (a)	129
		801
	Construction Materials — 0.4%
2	Eagle Materials, Inc.	95
	Consumer Finance — 3.1%
6	AmeriCredit Corp. (a)	159
2	Capital One Financial Corp.	171
4	CompuCredit Corp. (a)	165
3	First Marblehead Corp. (The)	177
		672
	Diversified Consumer Services — 0.4%
1	Jackson Hewitt Tax Service, Inc.	41
2	Sotheby’s Holdings, Inc., (a)	44
		85
	Diversified Financial Services — 1.5%
3	Bank of America Corp.	164
3	Citigroup, Inc.	164
		328
	Diversified Telecommunication Services — 3.1%
7	AT&T, Inc.	204
6	BellSouth Corp.	203
5	CenturyTel, Inc.	174
3	Verizon Communications, Inc.	90
		671
	Electric Utilities — 1.1%
2	American Electric Power Co., Inc.	82
3	FirstEnergy Corp.	163
		245
	Electronic Equipment & Instruments — 1.0%
5	Arrow Electronics, Inc. (a)	167
3	Vishay Intertechnology, Inc. (a)	41
		208
	Energy Equipment & Services — 3.0%
2	Diamond Offshore Drilling, Inc.	151
2	Maverick Tube Corp. (a)	120

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   31

JPMorgan Intrepid Multi Cap Fund
    (formerly the JPMorgan Intrepid Contrarian Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — Continued
6	Pride International, Inc. (a)	178
5	Todco, Class A (a)	196
		645
	Food & Staples Retailing — 2.0%
11	Kroger Co. (The)	238
7	Supervalu, Inc.	200
		438
	Food Products — 0.2%
4	Del Monte Foods Co.	40
	Gas Utilities — 0.4%
2	National Fuel Gas Co.	84
	Health Care Providers & Services — 4.2%
3	AmerisourceBergen Corp.	126
2	Express Scripts, Inc. (a)	122
3	Humana, Inc. (a)	150
3	McKesson Corp.	123
3	Pediatrix Medical Group, Inc. (a)	118
3	Sierra Health Services, Inc. (a)	135
3	WellCare Health Plans, Inc. (a)	132
		906
	Health Care Technology — 0.4%
7	Emdeon Corp. (a)	87
	Hotels, Restaurants & Leisure — 1.5%
2	Darden Restaurants, Inc.	95
5	McDonald’s Corp.	165
2	Papa John’s International, Inc. (a)	56
		316
	Household Durables — 1.2%
1	Black & Decker Corp.	42
1	Jarden Corp. (a)	43
2	Newell Rubbermaid, Inc.	44
1	Stanley Works (The)	43
2	Tupperware Brands Corp.	41
1	Whirlpool Corp.	41
		254
	Household Products — 1.7%
4	Colgate-Palmolive Co.	210
3	Energizer Holdings, Inc. (a)	164
		374
	Independent Power Producers & Energy Traders — 1.4%
3	Mirant Corp. (a)	83
4	TXU Corp.	221
		304
	Insurance — 4.1%
3	ACE Ltd. (Bermuda)	126
3	American Financial Group, Inc.	133
3	Assurant, Inc.	131
2	Chubb Corp.	120
1	Hartford Financial Services Group, Inc.	118
4	Loews Corp.	124
2	Principal Financial Group	128
		880
	Internet Software & Services — 0.4%
1	Digital River, Inc. (a)	40
4	RealNetworks, Inc. (a)	40
		80
	IT Services — 1.6%
7	Acxiom Corp.	168
7	Ceridian Corp. (a)	166
		334
	Life Sciences Tools & Services — 0.9%
6	Applera Corp.- Applied Biosystems Group	184
	Machinery — 1.6%
4	Crane Co.	167
2	Cummins, Inc.	183
		350
	Media — 3.2%
2	CBS Corp., Class B	58
7	DirecTV Group, Inc. (The) (a)	122
3	McGraw-Hill Cos., Inc. (The)	161
2	Omnicom Group, Inc.	170
4	Walt Disney Co.	123
3	World Wrestling Entertainment, Inc.	42
		676
	Metals & Mining — 2.4%
1	Freeport-McMoRan Copper & Gold, Inc., Class B	78
3	Nucor Corp.	174
2	Phelps Dodge Corp.	172
1	Southern Copper Corp.	98
		522
	Multi-Utilities — 0.4%
2	MDU Resources Group, Inc.	84

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Multiline Retail — 0.7%
2		J.C. Penney Co., Inc.	149
		Oil, Gas & Consumable Fuels — 6.5%
3		ConocoPhillips	223
4		Exxon Mobil Corp.	215
3		Kerr-McGee Corp.	236
3		Marathon Oil Corp.	233
3		Occidental Petroleum Corp.	256
3		Valero Energy Corp.	226
			1,389
		Personal Products — 0.2%
2		NBTY, Inc. (a)	43
		Pharmaceuticals — 4.2%
2		Alpharma, Inc., Class A	41
6		Endo Pharmaceuticals Holdings, Inc. (a)	184
10		King Pharmaceuticals, Inc. (a)	172
7		Merck & Co., Inc.	251
11		Pfizer, Inc.	249
			897
		Real Estate Investment Trusts (REITs) — 2.6%
1		Colonial Properties Trust REIT	44
2		Health Care Property Investors, Inc. REIT	43
1		Hospitality Properties Trust REIT	44
2		Host Hotels & Resorts, Inc. REIT	46
1		iStar Financial, Inc. REIT	42
2		Nationwide Health Properties, Inc. REIT	45
1		PS Business Parks, Inc., Class A REIT	47
2		Simon Property Group, Inc. REIT	191
1		Ventas, Inc. REIT	44
			546
		Road & Rail — 1.6%
2		Burlington Northern Santa Fe Corp.	174
3		Norfolk Southern Corp.	165
			339
		Semiconductors & Semiconductor Equipment — 3.1%
9		Applied Materials, Inc.	153
8		Atmel Corp. (a)	45
1		Cymer, Inc. (a)	42
4		Freescale Semiconductor, Inc., Class B (a)	118
5		Intersil Corp., Class A	107
3		Lam Research Corp. (a)	135
10		ON Semiconductor Corp. (a)	58
			658
		Software — 3.8%
3		BEA Systems, Inc. (a)	41
8		BMC Software, Inc. (a)	198
9		Cadence Design Systems, Inc. (a)	161
—	(h)	MicroStrategy, Inc. (a)	39
20		Oracle Corp. (a)	288
4		Sybase, Inc. (a)	80
			807
		Specialty Retail — 3.1%
4		American Eagle Outfitters, Inc.	123
6		Autonation, Inc. (a)	124
3		Barnes & Noble, Inc.	102
4		Claire’s Stores, Inc.	92
1		Group 1 Automotive, Inc.	39
2		Payless Shoesource, Inc. (a)	52
3		Sherwin-Williams Co. (The)	123
			655
		Thrifts & Mortgage Finance — 3.9%
2		Corus Bankshares, Inc.	42
3		Golden West Financial Corp.	208
3		MGIC Investment Corp.	162
1		PMI Group, Inc. (The)	40
4		Radian Group, Inc.	229
4		Washington Mutual, Inc.	164
			845
		Tobacco — 3.8%
3		Altria Group, Inc.	227
4		Loews Corp. - Carolina Group	185
2		Reynolds American, Inc.	219
4		UST, Inc.	190
			821
		Total Common Stocks (Cost $19,090)	21,033
Short-Term Investment — 1.7%
		Investment Company — 1.7%
358		JPMorgan Prime Money Market Fund (b) (m) (Cost $358)	358
		Total Investments — 99.7% (Cost $19,448)	21,391
		Other Assets in Excess of Liabilities — 0.3%	57
		NET ASSETS — 100.0%	$21,448

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   33

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.5%
	Common Stocks — 93.5%
	Aerospace & Defense — 3.5%
4	Armor Holdings, Inc. (a)	208
8	Lockheed Martin Corp.	558
13	Northrop Grumman Corp.	862
20	Raytheon Co.	909
		2,537
	Airlines — 0.3%
8	Continental Airlines, Inc., Class B (a)	238
	Auto Components — 0.2%
3	Autoliv, Inc. (Sweden)	164
	Automobiles — 0.2%
3	Harley-Davidson, Inc.	170
	Building Products — 0.2%
2	USG Corp. (a)	140
	Capital Markets — 3.6%
5	Ameriprise Financial, Inc.	206
3	Bear Stearns Cos., Inc. (The)	448
10	E*Trade Financial Corp. (a)	220
6	Goldman Sachs Group, Inc.	963
9	Lehman Brothers Holdings, Inc.	580
7	Raymond James Financial, Inc.	217
		2,634
	Chemicals — 0.5%
8	Celanese Corp., Class A	161
6	Westlake Chemical Corp.	170
		331
	Commercial Banks — 6.4%
6	Bancorpsouth, Inc.	164
4	Keycorp	153
22	National City Corp.	793
15	PNC Financial Services Group, Inc.	1,026
44	U.S. Bancorp	1,346
21	Wachovia Corp.	1,153
		4,635
	Commercial Services & Supplies — 0.6%
3	Manpower, Inc.	181
6	Waste Management, Inc.	226
		407
	Computers & Peripherals — 2.4%
33	Hewlett-Packard Co.	1,048
9	International Business Machines Corp.	684
		1,732
	Consumer Finance — 1.5%
7	AmeriCredit Corp. (a)	193
8	Capital One Financial Corp.	686
5	CompuCredit Corp. (a)	189
		1,068
	Containers & Packaging — 0.2%
4	Temple-Inland, Inc.	154
	Diversified Financial Services — 8.9%
65	Bank of America Corp.	3,123
69	Citigroup, Inc.	3,314
		6,437
	Diversified Telecommunication Services — 5.2%
51	AT&T, Inc.	1,418
30	BellSouth Corp.	1,095
5	CenturyTel, Inc.	197
2	Embarq Corp.	81
29	Verizon Communications, Inc.	975
		3,766
	Electric Utilities — 3.0%
7	American Electric Power Co., Inc.	223
17	FirstEnergy Corp.	924
6	PPL Corp.	197
14	TXU Corp.	810
		2,154
	Energy Equipment & Services — 0.5%
3	Maverick Tube Corp. (a)	190
5	Todco, Class A (a)	192
		382
	Food & Staples Retailing — 0.5%
8	Kroger Co. (The)	169
6	Supervalu, Inc.	197
		366
	Food Products — 1.0%
13	Archer-Daniels-Midland Co.	520
17	Del Monte Foods Co.	193
		713
	Gas Utilities — 0.5%
5	National Fuel Gas Co.	183
6	Oneok, Inc.	197
		380
	Health Care Providers & Services — 1.6%
4	Coventry Health Care, Inc. (a)	209
4	Humana, Inc. (a)	193

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
4	WellCare Health Plans, Inc. (a)	206
7	WellPoint, Inc. (a)	524
		1,132
	Hotels, Restaurants & Leisure — 1.0%
21	McDonald’s Corp.	721
	Household Durables — 0.8%
2	Black & Decker Corp.	207
8	Newell Rubbermaid, Inc.	194
3	Whirlpool Corp.	206
		607
	Household Products — 1.4%
13	Colgate-Palmolive Co.	803
3	Energizer Holdings, Inc. (a)	199
		1,002
	Insurance — 7.5%
11	ACE Ltd. (Bermuda)	564
5	American Financial Group, Inc.	202
4	Assurant, Inc.	180
20	Chubb Corp.	998
13	Hartford Financial Services Group, Inc.	1,058
27	Loews Corp.	943
18	Metlife, Inc.	910
12	St. Paul Travelers Cos., Inc. (The)	548
		5,403
	IT Services — 0.4%
3	Computer Sciences Corp. (a)	135
8	Sabre Holdings Corp., Class A	185
		320
	Machinery — 2.0%
9	AGCO Corp. (a)	242
5	Crane Co.	216
2	Cummins, Inc.	220
3	Eaton Corp.	204
3	Parker-Hannifin Corp.	202
2	Reliance Steel & Aluminum Co.	166
2	Terex Corp. (a)	227
		1,477
	Media — 3.5%
11	McGraw-Hill Cos., Inc. (The)	573
9	Omnicom Group, Inc.	775
39	Walt Disney Co.	1,167
		2,515
	Metals & Mining — 3.2%
7	Commercial Metals Co.	170
4	Freeport-McMoRan Copper & Gold, Inc., Class B	205
14	Nucor Corp.	773
10	Phelps Dodge Corp.	805
2	Southern Copper Corp.	185
3	United States Steel Corp.	175
		2,313
	Multi-Utilities — 2.2%
36	Duke Energy Corp	1,043
5	MDU Resources Group, Inc.	189
5	OGE Energy Corp.	179
4	Sempra Energy	189
		1,600
	Multiline Retail — 0.2%
3	J.C. Penney Co., Inc.	172
	Oil, Gas & Consumable Fuels — 13.3%
36	Chevron Corp.	2,253
48	Exxon Mobil Corp.	2,963
6	Frontier Oil Corp.	188
3	Kerr-McGee Corp.	201
13	Marathon Oil Corp.	1,070
13	Occidental Petroleum Corp.	1,344
3	Tesoro Corp.	231
20	Valero Energy Corp.	1,347
		9,597
	Pharmaceuticals — 5.0%
7	Endo Pharmaceuticals Holdings, Inc. (a)	221
12	King Pharmaceuticals, Inc. (a)	196
40	Merck & Co., Inc.	1,451
76	Pfizer, Inc.	1,781
		3,649
	Real Estate Investment Trusts (REITs) — 2.9%
3	AMB Property Corp. REIT	162
4	Apartment Investment & Management Co. REIT	182
3	Camden Property Trust REIT	199
3	Colonial Properties Trust REIT	163
4	General Growth Properties, Inc. REIT	183
4	Hospitality Properties Trust REIT	189
9	Host Hotels & Resorts, Inc. REIT	203
5	iStar Financial, Inc. REIT	185
4	Mack-Cali Realty Corp. REIT	193
4	New Century Financial Corp. REIT	201

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   35

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
6	Ventas, Inc. REIT	207
		2,067
	Road & Rail — 0.7%
10	Norfolk Southern Corp.	506
	Semiconductors & Semiconductor Equipment — 0.6%
6	Freescale Semiconductor, Inc., Class B (a)	188
3	Lam Research Corp. (a)	135
22	ON Semiconductor Corp. (a)	130
		453
	Software — 0.3%
11	Cadence Design Systems, Inc. (a)	187
	Specialty Retail — 1.0%
6	American Eagle Outfitters, Inc.	201
9	Autonation, Inc. (a)	197
4	Barnes & Noble, Inc.	154
4	Sherwin-Williams Co. (The)	204
		756
	Textiles, Apparel & Luxury Goods — 0.3%
3	V.F. Corp.	204
	Thrifts & Mortgage Finance — 3.6%
10	Golden West Financial Corp.	720
3	MGIC Investment Corp.	195
5	PMI Group, Inc. (The)	201
3	Radian Group, Inc.	194
28	Washington Mutual, Inc.	1,268
		2,578
	Tobacco — 2.8%
12	Altria Group, Inc.	914
4	Loews Corp. - Carolina Group	209
8	Reynolds American, Inc.	923
		2,046
	Total Common Stocks (Cost $61,976)	67,713
Short-Term Investment — 4.8%
	Investment Company — 4.8%
3,507	JPMorgan Prime Money Market Fund (b) (m) (Cost $3,507)	3,507
	Total Investments — 98.3% (Cost $65,483)	71,220
	Other Assets in Excess of Liabilities — 1.7%	1,201
	NET ASSETS — 100.0%	$72,421

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

JPMorgan Intrepid Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

ABBREVIATIONS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(h) —	Amount rounds to less than one thousand.

(j) —	Securities are pledged with a broker as collateral for short sales.

(m) —	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR —	American Depository Receipt

FRN —	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2006.

USD —	United States Dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   37

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund		Intrepid Long/Short Fund
ASSETS:
Investments in non-affiliates, at value	$4,331,054	$1,251,767		$77,764
Investments in affiliates, at value	139,528	7,103		1,524
Total investment securities, at value	4,470,582	1,258,870		79,288
Cash	2,576	—	(b)	867
Deposits with broker for open futures	11,767	—		—
Receivables:
Investment securities sold	67,340	10,137		14,536
Fund shares sold	14,836	2,626		—
Interest and dividends	5,894	1,403		84
Variation margin on futures contracts	5	—		—
Total Assets	4,573,000	1,273,036		94,775
LIABILITIES:
Payables:
Dividends for securities sold short	—	—		6
Investment securities purchased	66,592	8,306		14,284
Securities sold short, at value	—	—		21,267
Fund shares redeemed	2,233	1,894		—
Accrued liabilities:
Investment advisory fees	2,291	639		54
Administration fees	190	5		3
Shareholder servicing fees	881	246		—
Distribution fees	14	8		—	(b)
Custodian and accounting fees	41	25		9
Trustees’ and Officers’ fees	13	—	(b)	—	(b)
Other	310	87		59
Total Liabilities	72,565	11,210		35,682
Net Assets	$4,500,435	$1,261,826		$59,093

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Long/Short Fund
NET ASSETS:
Paid in capital	$4,180,448	$1,210,178	$59,643
Accumulated undistributed (distributions in excess of) net investment income	19,178	2,175	20
Accumulated net realized gains (losses)	3,354	(9,814)	(1,029)
Net unrealized appreciation (depreciation)	297,455	59,287	459
Total Net Assets	$4,500,435	$1,261,826	$59,093
Net Assets:
Class A	$49,795	$17,756	$505
Class C	9,450	7,844	504
R Class	13,414	9,752	—
Select Class	4,427,776	1,226,474	58,084
Total	$4,500,435	$1,261,826	$59,093
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,972	852	33
Class C	377	379	33
R Class	529	467	—
Select Class	174,816	58,712	3,830
Net Asset Value:
Class A — Redemption price per share	$25.25	$20.85	$15.15
Class C — Offering price per share (a)	25.10	20.70	15.12
R Class — Offering and redemption price per share	25.34	20.89	—
Select Class — Offering and redemption price per share	25.33	20.89	15.17
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$26.65	$22.01	$15.99
Cost of investments	$4,176,535	$1,199,583	$79,758
Proceeds from securities sold short	—	—	22,196

(a)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   39

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund (a)	Intrepid Multi Cap Fund (b)		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$992,756	$21,033		$67,713
Investments in affiliates, at value	4,742	358		3,507
Total investment securities, at value	997,498	21,391		71,220
Receivables:
Fund shares sold	1,740	91		1,287
Interest and dividends	1,118	25		112
Prepaid expenses and other assets	6	1		—
Total Assets	1,000,362	21,508		72,619
LIABILITIES:
Payables:
Dividends	937	—		102
Collateral for securities lending program	121,804	—		—
Fund shares redeemed	1,328	—		10
Accrued liabilities:
Investment advisory fees	455	—		18
Administration fees	39	—		5
Shareholder servicing fees	111	—		11
Distribution fees	60	2		8
Custodian and accounting fees	16	5		6
Trustees’ and Officers’ fees	2	—	(c)	—	(c)
Other	200	53		38
Total Liabilities	124,952	60		198
Net Assets	$875,410	$21,448		$72,421

(a)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(b)	Prior to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

	Intrepid Mid Cap Fund (a)	Intrepid Multi Cap Fund (b)	Intrepid Value Fund
NET ASSETS:
Paid in capital	$682,293	$18,146	$65,125
Accumulated undistributed (distributions in excess of) net investment income	(300)	61	24
Accumulated net realized gains (losses)	56,101	1,298	1,535
Net unrealized appreciation (depreciation)	137,316	1,943	5,737
Total Net Assets	$875,410	$21,448	$72,421
Net Assets:
Class A	$165,869	$4,335	$21,757
Class B	24,283	—	—
Class C	22,849	1,424	8,013
R Class	—	—	15
Select Class	628,156	15,689	42,636
Ultra	34,253	—	—
Total	$875,410	$21,448	$72,421
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,572	194	878
Class B	1,501	—	—
Class C	1,411	64	325
R Class	—	—	1
Select Class	35,380	702	1,718
Ultra	1,929	—	—
Net Asset Value:
Class A — Redemption price per share	$17.33	$22.30	$24.78
Class B — Offering price per share (c)	16.18	—	—
Class C — Offering price per share (c)	16.19	22.17	24.69
R Class (Offering and redemption price per share)	—	—	24.82
Select Class (Offering and redemption price per share)	17.75	22.35	24.82
Ultra (Offering and redemption price per share)	17.76	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$18.29	$23.54	$26.15
Cost of investments	$860,182	$19,448	$65,483
Market value of securities on loan	121,374	—	—

(a)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(b)	Prior to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(c)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   41

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund		Intrepid Long/Short Fund (b)
	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 6/30/2006
INVESTMENT INCOME:
Dividend income	$34,184	$24,939	$6,545	$2,938	$300
Dividend income from affiliates (c)	4,072	2,932	899	401	19
Interest income	—	3	—	12	14
Foreign taxes withheld	—	—	—	— (d)	—
Total investment income	38,256	27,874	7,444	3,351	333
EXPENSES:
Investment advisory fees	12,357	9,719	3,397	1,435	195
Administration fees	1,937	1,594	532	231	16
Distribution fees:
Class A	36	8	13	3	1
Class C	22	6	19	3	1
Shareholder servicing fees:
Class A	36	8	13	3	1
Class C	7	2	6	1	— (d)
R Class	— (d)	—	— (d)	—	—
Select Class	4,709	3,728	1,287	548	38
Custodian and accounting fees	121	89	38	86	15
Dividend expenses for securities sold short	—	—	—	—	89
Professional fees	55	60	45	53	51
Trustees’ and Officers’ fees	34	18	6	2	— (d)
Printing and mailing costs	237	108	19	11	13
Registration and filing fees	9	91	21	55	30
Transfer agent fees	174	243	108	16	14
Other	69	33	11	20	3
Total Expenses	19,803	15,707	5,515	2,467	467
Less amounts waived	(729)	(726)	(255)	(195)	(108)
Less earnings credits	(6)	(14)	(3)	—	(1)
Less expense reimbursements	—	—	—	(59)	(33)
Net expenses	19,068	14,967	5,257	2,213	325
Net investment income	19,188	12,907	2,187	1,138	8
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(329)	(30)	(5,904)	(3,921)	(817)
Futures	5,373	5,017	—	—	—
Securities sold short	—	—	—	—	(201)
Net realized gain (loss)	5,044	4,987	(5,904)	(3,921)	(1,018)
Change in net unrealized appreciation (depreciation) of:
Investments	107,151	145,245	3,924	40,305	(470)
Futures	3,712	(304)	—	—	—
Securities sold short	—	—	—	—	929
Change in net unrealized appreciation (depreciation)	110,863	144,941	3,924	40,305	459
Net realized/unrealized gains (losses)	115,907	149,928	(1,980)	36,384	(559)
Change in net assets from operations	$135,095	$162,835	$207	$37,522	$(551)

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was January 31, 2006.

(c)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in Notes to Financial Statements.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

	Intrepid Mid Cap Fund (a)	Intrepid Multi Cap Fund (b)				Intrepid Value Fund
	Year Ended 6/30/2006	Period Ended 6/30/2006 (c)		Year Ended 12/31/2005		Period Ended 6/30/2006 (c)		Year Ended 12/31/2005
INVESTMENT INCOME:
Dividend income	$11,964	$165		$381		$555		$549
Dividend income from affiliates (d)	471	9		10		48		24
Income from securities lending (net)	450	—		—		—		—
Total Investment Income	12,885	174		391		603		573
EXPENSES:
Investment advisory fees	5,688	70		132		159		162
Administration fees	905	11		23		25		27
Distribution fees:
Class A	369	3		1		12		1
Class B	140	—		—		—		—
Class C	107	2		—	(e)	12		1
Shareholder servicing fees:
Class A	369	3		1		12		1
Class B	47	—		—		—		—
Class C	36	1		—	(e)	4		—	(e)
R Class	—	—		—		—	(e)	—
Select Class	1,667	23		50		45		61
Custodian and accounting fees	66	16		22		25		28
Interest expense	22	—	(e)	—	(e)	—	(e)	—	(e)
Professional fees	46	47		41		48		43
Trustees’ and Officers’ fees	12	—	(e)	—	(e)	—	(e)	—	(e)
Printing and mailing costs	110	4		4		4		3
Registration and filing fees	86	34		37		32		37
Transfer agent fees	368	9		15		11		16
Other	27	4		8		4		7
Total Expenses	10,065	227		334		393		387
Less amounts waived	(899)	(98)		(130)		(124)		(136)
Less earnings credits	(6)	—	(e)	—	(e)	—	(e)	—	(e)
Less expense reimbursements	—	(16)		—		—		—
Less reimbursement for legal matters	(2)	—		—		—		—
Net expenses	9,158	113		204		269		251
Net Investment Income	3,727	61		187		334		322
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	95,126	736		2,768		1,532		940
Change in net unrealized appreciation (depreciation) of:
Investments	31,454	108		(1,569)		1,676		1,418
Net realized/unrealized gains (losses)	126,580	844		1,199		3,208		2,358
Change in net assets from operations	$130,307	$905		$1,386		$3,542		$2,680

(a)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(b)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. Prior to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(c)	The Fund has changed its fiscal year end from December 31 to June 30.

(d)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in Notes to Financial Statements.

(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund			Intrepid Growth Fund
	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004 (b)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$19,188	$12,907	$1,440	$2,187	$1,138	$(4)
Net realized gain (loss)	5,044	4,987	(6,732)	(5,904)	(3,921)	597
Change in net unrealized appreciation (depreciation)	110,863	144,941	40,543	3,924	40,305	140
Change in net assets resulting from operations	135,095	162,835	35,251	207	37,522	733

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares (c)
From net investment income	—	(50)	—	—	(3)	—
From net realized gains	—	—	—	—	(1)	—
Class C Shares (c)
From net investment income	—	(9)	—	—	(1)	—
From net realized gains	—	—	—	—	— (d)	—
Select Class Shares
From net investment income	—	(12,770)	(1,421)	—	(1,138)	—
From net realized gains	—	—	(611)	—	(201)	(880)
Total distributions to shareholders	—	(12,829)	(2,032)	—	(1,344)	(880)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,332,898	2,523,590	315,422	526,772	690,874	990

NET ASSETS:
Change in net assets	1,467,993	2,673,596	348,641	526,979	727,052	843
Beginning of period	3,032,442	358,846	10,205	734,847	7,795	6,952
End of period	$4,500,435	$3,032,442	$358,846	$1,261,826	$734,847	$7,795
Accumulated undistributed (distributions in excess of) net investment income	$19,178	$78	$6	$2,175	$— (d)	$1

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	Prior to April 30, 2004, the Fund was named Intrepid All Cap Fund.

(c)	Commencement of offering of class of shares was February 19, 2005.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

	Intrepid Long/Short Fund (a)	Intrepid Mid Cap Fund
	Year Ended 6/30/2006	Year Ended 6/30/2006 (b)	Year Ended 6/30/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8	$3,727	$2,176
Net realized gain (loss)	(1,018)	95,126	281,906
Change in net unrealized appreciation (depreciation)	459	31,454	(150,298)
Change in net assets resulting from operations	(551)	130,307	133,784

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	—	(469)	(106)
From net realized gains	—	(39,931)	(6,947)
Class B Shares
From net realized gains	—	(5,111)	(976)
Class C Shares
From net realized gains	—	(3,518)	(417)
Select Class Shares
From net investment income	—	(3,279)	(1,781)
From net realized gains	—	(181,533)	(43,976)
Ultra (c)
From net investment income	—	(194)	(59)
From net realized gains	—	(7,898)	—
Total distributions to shareholders	—	(241,933)	(54,262)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	59,644	151,472	(317,562)

NET ASSETS:
Change in net assets	59,093	39,846	(238,040)
Beginning of period	—	835,564	1,073,604
End of period	$59,093	$875,410	$835,564
Accumulated undistributed (distributions in excess of) net investment income	$20	$(300)	$202

(a)	Commencement of operations was January 31, 2006.

(b)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(c)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Multi Cap Fund (a)			Intrepid Value Fund
	Period Ended 6/30/2006 (b)	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006 (b)	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$61	$187	$95	$334	$322	$148
Net realized gain (loss) on investments and futures	736	2,768	590	1,532	940	346
Change in net unrealized appreciation (depreciation) of investments and futures	108	(1,569)	1,747	1,676	1,418	1,521
Change in net assets resulting from operations	905	1,386	2,432	3,542	2,680	2,015

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares (c)
From net investment income	—	(6)	—	(73)	(22)	—
From net realized gains		(73)	—	—	(64)	—
Class C Shares (c)
From net investment income	—	(1)	—	(19)	(3)	—
From net realized gains	—	(17)	—	—	(8)	—
R Class (d)
From net investment income	—	—	—	— (e)	—	—
Select Class Shares
From net investment income	—	(198)	(94)	(217)	(407)	(146)
From net realized gains	—	(2,691)	(120)	—	(953)	(610)
Total distributions to shareholders	—	(2,986)	(214)	(309)	(1,457)	(756)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	65	3,146	9,257	34,221	18,234	7,060

NET ASSETS:
Change in net assets	970	1,546	11,475	37,454	19,457	8,319
Beginning of period	20,478	18,932	7,457	34,967	15,510	7,191
End of period	$21,448	$20,478	$18,932	$72,421	$34,967	$15,510
Accumulated undistributed (distributions in excess of) net investment income	$61	$— (e)	$1	$24	$— (e)	$1

(a)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. Prior to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(b)	The Fund has changed its fiscal year end from December 31 to June 30.

(c)	Commencement of offering of class of shares was February 19, 2005.

(d)	Commencement of offering of class of shares was May 15, 2006.

(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

	Intrepid America Fund			Intrepid Growth Fund
	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004 (b)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004
CAPITAL TRANSACTIONS:
Class A Shares (c)
Proceeds from shares issued	$40,198	$13,145	$—	$15,165	$4,419	$—
Dividends reinvested	—	47	—	—	3	—
Cost of shares redeemed	(3,785)	(804)	—	(1,123)	(642)	—
Change in net assets from Class A capital transactions	$36,413	$12,388	$—	$14,042	$3,780	$—
Class C Shares (c)
Proceeds from shares issued	$6,288	$3,217	$—	$6,221	$1,922	$—
Dividends reinvested	—	8	—	—	1	—
Cost of shares redeemed	(233)	(28)	—	(220)	(16)	—
Change in net assets from Class C capital transactions	$6,055	$3,197	$—	$6,001	$1,907	$—
R Class Shares (d)
Proceeds from shares issued	$13,039	$—	$—	$9,496	$—	$—
Cost of shares redeemed	(1)	—	—	—	—	—
Change in net assets from R Class capital transactions	$13,038	$—	$—	$9,496	$—	$—
Select Class Shares
Proceeds from shares issued	$1,523,802	$2,589,446	$335,123	$472,487	$709,878	$123
Subscription in-kind (Note 9)	—	—	—	94,168	—	—
Dividends reinvested	—	1,254	699	—	139	878
Cost of shares redeemed	(246,410)	(82,695)	(20,400)	(69,422)	(24,830)	(11)
Change in net assets from Select Class capital transactions	$1,277,392	$2,508,005	$315,422	$497,233	$685,187	$990

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	Prior to April 30, 2004, the Fund was named Intrepid All Cap Fund.

(c)	Commencement of offering of class of shares was February 19, 2005.

(d)	Commencement of offering of class of shares was May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Long/Short Fund (a)	Intrepid Mid Cap Fund
	Year Ended 6/30/2006	Year Ended 6/30/2006 (b)	Year Ended 6/30/2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$500	$92,170	$16,697
Dividends reinvested	—	36,083	6,372
Cost of shares redeemed	—	(57,940)	(46,116)
Change in net assets from Class A capital transactions	$500	$70,313	$(23,047)
Class B Shares
Proceeds from shares issued	$—	$13,961	$1,803
Dividends reinvested	—	4,577	873
Cost of shares redeemed	—	(5,343)	(7,427)
Change in net assets from Class B capital transactions	$—	$13,195	$(4,751)
Class C Shares
Proceeds from shares issued	$500	$18,625	$1,977
Dividends reinvested	—	2,772	331
Cost of shares redeemed	—	(4,406)	(2,229)
Change in net assets from Class C capital transactions	$500	$16,991	$79
Select Class Shares
Proceeds from shares issued	$63,030	$222,246	$69,679
Dividends reinvested	—	57,134	10,309
Cost of shares redeemed	(4,386)	(239,068)	(395,632)
Change in net assets from Select Class capital transactions	$58,644	$40,312	$(315,644)
Ultra (c)
Proceeds from shares issued	$—	$20,664	$26,353
Dividends reinvested	—	11	—
Cost of shares redeemed	—	(10,014)	(552)
Change in net assets from Ultra capital transactions	$—	$10,661	$25,801

(a)	Commencement of operations was January 31, 2006.

(b)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(c)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

	Intrepid Multi Cap Fund (a)			Intrepid Value Fund
	Period Ended 6/30/2006 (b)	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006 (b)	Year Ended 12/31/2005	Year Ended 12/31/2004
CAPITAL TRANSACTIONS:
Class A Shares (c)
Proceeds from shares issued	$3,881	$736	$—	$18,709	$3,158	$—
Dividends reinvested	—	70	—	63	72	—
Cost of shares redeemed	(289)	(54)	—	(688)	(28)	—
Change in net assets from Class A capital transactions	$3,592	$752	$—	$18,084	$3,202	$—
Class C Shares (c)
Proceeds from shares issued	$1,329	$184	$—	$7,432	$495	$—
Dividends reinvested	—	18	—	11	9	—
Cost of shares redeemed	(77)	(26)	—	(31)	(16)	—
Change in net assets from Class C capital transactions	$1,252	$176	$—	$7,412	$488	$—
R Class Shares (d)
Proceeds from shares issued	$—	$—	$—	$15	$—	$—
Dividends reinvested	—	—	—	— (e)	—	—
Change in net assets from R Class capital transactions	$—	$—	$—	$15	$—	$—
Select Class Shares
Proceeds from shares issued	$535	$3,708	$12,446	$12,310	$24,881	$7,401
Dividends reinvested	—	1,370	110	58	318	469
Cost of shares redeemed	(5,314)	(2,860)	(3,299)	(3,658)	(10,655)	(810)
Change in net assets from Select Class capital transactions	$(4,779)	$2,218	$9,257	$8,710	$14,544	$7,060

(a)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. Prior to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(b)	The Fund has changed its fiscal year end from December 31 to June 30.

(c)	Commencement of offering of class of shares was February 19, 2005.

(d)	Commencement of offering of class of shares was May 15, 2006.

(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund			Intrepid Growth Fund
	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004 (b)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Year Ended 12/31/2004
SHARE TRANSACTIONS:
Class A Shares (c)
Issued	1,598	555	—	715	222	—
Reinvested	—	2	—	—	— (e)	—
Redeemed	(150)	(33)	—	(53)	(32)	—
Change in Class A Shares	1,448	524	—	662	190	—
Class C Shares (c)
Issued	251	136	—	295	95	—
Reinvested	—	— (e)	—	—	— (e)	—
Redeemed	(9)	(1)	—	(10)	(1)	—
Change in Class C Shares	242	135	—	285	94	—
R Class Shares (d)
Issued	529	—	—	467	—	—
Redeemed	— (e)	—	—	—	—	—
Change in R Class Shares	529	—	—	467	—	—
Select Class Shares
Issued	60,489	111,434	16,510	22,396	36,046	6
Subscription in-kind (Note 9)	—	—	—	4,427	—	—
Reinvested	—	51	34	—	7	49
Redeemed	(9,727)	(3,488)	(998)	(3,334)	(1,239)	(1)
Change in Select Class Shares	50,762	107,997	15,546	23,489	34,814	54

(a)	The Fund has changed its fiscal year end from December 31 to June 30.

(b)	Prior to April 30, 2004, the Fund was named Intrepid All Cap Fund.

(c)	Commencement of offering of class of shares was February 19, 2005.

(d)	Commencement of offering of class of shares was May 15, 2006.

(e)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

	Intrepid Long/Short Fund (a)	Intrepid Mid Cap Fund
	Year Ended 6/30/2006	Year Ended 6/30/2006 (b)	Year Ended 6/30/2005
SHARE TRANSACTIONS:
Class A Shares
Issued	33	4,835	871
Reinvested	—	2,188	335
Redeemed	—	(3,080)	(2,376)
Change in Class A Shares	33	3,943	(1,170)
Class B Shares
Issued	—	803	99
Reinvested	—	297	48
Redeemed	—	(302)	(411)
Change in Class B Shares	—	798	(264)
Class C Shares
Issued	33	1,081	107
Reinvested	—	180	18
Redeemed	—	(247)	(121)
Change in Class C Shares	33	1,014	4
Select Class Shares
Issued	4,116	12,481	3,631
Reinvested	—	3,382	534
Redeemed	(286)	(12,475)	(20,890)
Change in Select Class Shares	3,830	3,388	(16,725)
Ultra (c)
Issued	—	1,133	1,327
Reinvested	—	1	—
Redeemed	—	(505)	(27)
Change in Ultra Shares	—	629	1,300

(a)	Commencement of operation was January 31, 2006.

(b)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(c)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Multi Cap Fund (a)			Intrepid Value Fund
	Period Ended 6/30/2006 (b)	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006 (b)	Year Ended 12/31/2005		Year Ended 12/31/2004
SHARE TRANSACTIONS:
Class A Shares (c)
Issued	174	32	—	764	138		—
Reinvested	—	3	—	2	3		—
Redeemed	(13)	(2)	—	(28)	(1)		—
Change in Class A Shares	161	33	—	738	140		—
Class C Shares (c)
Issued	60	8	—	305	21		—
Reinvested	—	1	—	— (e)	—	(e)	—
Redeemed	(4)	(1)	—	(1)	—	(e)	—
Change in Class C Shares	56	8	—	304	21		—
R Class Shares (d)
Issued	—	—	—	1	—		—
Reinvested	—	—	—	— (e)	—		—
Change in R Class Shares	—	—	—	1	—		—
Select Class Shares
Issued	25	160	598	505	1,111		360
Reinvested	—	62	5	3	14		24
Redeemed	(239)	(120)	(156)	(152)	(473)		(39)
Change in Select Class Shares	(214)	102	447	356	652		345

(a)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. Prior to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(b)	The Fund has changed its fiscal year end from December 31 to June 30.

(c)	Commencement of offering of class of shares was February 19, 2005.

(d)	Commencement of offering of class of shares was May 15, 2006.

(e)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 2006

(Amounts in thousands)

Intrepid Long/Short Fund (a)
INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
Interest and dividend income received	$249
Operating expenses paid	(111)
Dividends on short positions paid	(83)
Purchases of long-term investments	(92,163)
Net (purchases)/sales of short-term investments	(1,524)
Proceeds from disposition of long-term investments	13,732
Proceeds from securities sold short	27,053
Close-out of securities sold short	(5,930)
Net cash provided by operating activities	(58,777)
Cash flows provided by financing activities:
Proceeds from shares issued	64,030
Cost of shares redeemed	(4,386)
Net cash used in financing activities	59,644
Net increase (decrease) in cash	867
Cash, beginning of period	—
Cash, end of period	$867
RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH PROVIDED (USED) BY
OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(551)
Increase in market value of investments	(79,288)
Increase in receivable for investments sold	(14,536)
Increase in dividend and interest receivable	(84)
Increase in market value of securities sold short	21,267
Increase in payable for investments purchased	14,284
Increase in accrued expenses and other payables	125
Increase in dividends payable for securities sold short	6
Total adjustments	(58,226)
Net cash provided by operating activities	$(58,777)

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

(a)	Commencement of operations was January 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
January 1, 2006 to June 30, 2006 (d)	$24.27	$0.10	(i)	$0.88	$0.98	$—	$—	$—
February 19, 2005 (e) to December 31, 2005	22.62	0.15	(i)	1.60	1.75	(0.10)	—	(0.10)

Intrepid Growth Fund
January 1, 2006 to June 30, 2006 (d)	20.67	0.02	(i)	0.16	0.18	—	—	—
February 19, 2005 (e) to December 31, 2005	19.01	0.03	(i)	1.66	1.69	(0.02)	(0.01)	(0.03)

Intrepid Long/Short Fund
January 31, 2006 (f) to June 30, 2006	15.00	(0.01	)(i)	0.16	0.15	—	—	—

Intrepid Mid Cap Fund (g)
Year ended June 30, 2006	20.61	0.05	(i)	2.97	3.02	(0.05)	(6.25)	(6.30)
Year Ended June 30, 2005	18.65	(0.04)		3.11	3.07	(0.02)	(1.09)	(1.11)
Year Ended June 30, 2004	15.30	(0.03)		3.38	3.35	— (j)	—	— (j)
Year Ended June 30, 2003	15.84	0.01		(0.54)	(0.53)	(0.01)	—	(0.01)
Year Ended June 30, 2002	18.25	(0.02)		(1.51)	(1.53)	—	(0.88)	(0.88)

Intrepid Multi Cap Fund (h)
January 1, 2006 to June 30, 2006 (d)	21.38	0.05	(i)	0.87	0.92	—	—	—
February 19, 2005 (e) to December 31, 2005	23.00	0.13	(i)	1.62	1.75	(0.20)	(3.17)	(3.37)

Intrepid Value Fund
January 1, 2006 to June 30, 2006 (d)	22.94	0.15	(i)	1.81	1.96	(0.12)	—	(0.12)
February 19, 2005 (e) to December 31, 2005	22.14	0.29	(i)	1.57	1.86	(0.31)	(0.75)	(1.06)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Commencement of operations.

(g)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(h)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. Prior to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(i)	Calculated based upon average shares outstanding.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$25.25	4.04%	$49,795	1.25%	1.25%	0.78%	1.29%	1.29%	47%
24.27	7.75	12,715	1.25	1.25	0.75	1.29	1.29	109

20.85	0.87	17,756	1.25	1.25	0.19	1.30	1.30	73
20.67	8.90	3,919	1.25	1.25	0.20	1.50	1.50	130

15.15	1.00	505	2.32	1.75	(0.11)	4.40	3.83	43

17.33	16.32	165,869	1.23	1.23	0.26	1.34	1.34	136
20.61	16.95	115,995	1.21	1.21	0.07	1.32	1.32	131
18.65	21.90	126,772	1.20	1.20	(0.15)	1.31	1.31	73
15.30	(3.37)	115,500	1.22	1.22	0.03	1.33	1.33	49
15.84	(8.62)	149,373	1.22	1.22	(0.10)	1.34	1.34	37

22.30	4.30	4,335	1.25	1.25	0.46	2.39	2.39	79
21.38	7.53	697	1.25	1.25	0.67	2.05	2.05	177

24.78	8.55	21,757	1.25	1.25	1.27	1.75	1.75	53
22.94	8.44	3,209	1.25	1.25	1.44	1.60	1.60	112

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains	Total distributions
Intrepid Mid Cap Fund (d)
Year ended June 30, 2006	$19.68	$(0.06	)(e)	$2.81	$2.75	$(6.25)	$(6.25)
Year Ended June 30, 2005	17.95	(0.37)		3.19	2.82	(1.09)	(1.09)
Year Ended June 30, 2004	14.84	(0.16)		3.27	3.11	—	—
Year Ended June 30, 2003	15.48	(0.09)		(0.55)	(0.64)	—	—
Year Ended June 30, 2002	17.98	(0.11)		(1.51)	(1.62)	(0.88)	(0.88)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$16.18	15.59%	$24,283	1.83%	(0.32)%	1.84%	136%
19.68	16.20	13,827	1.90	(0.63)	1.92	131
17.95	20.96	17,363	1.95	(0.89)	1.96	73
14.84	(4.13)	15,185	1.96	(0.71)	1.98	49
15.48	(9.28)	14,727	1.97	(0.84)	1.99	37

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
January 1, 2006 to June 30, 2006 (d)	$24.19	$0.03	(i)	$0.88	$0.91	$—	$—	$—
February 19, 2005 (e) to December 31, 2005	22.62	0.06	(i)	1.58	1.64	(0.07)	—	(0.07)

Intrepid Growth Fund
January 1, 2006 to June 30, 2006 (d)	20.59	(0.03	)(i)	0.14	0.11	—	—	—
February 19, 2005 (e) to December 31, 2005	19.01	(0.04	)(i)	1.64	1.60	(0.01)	(0.01)	(0.02)

Intrepid Long/Short Fund
January 31, 2006 (f) to June 30, 2006	15.00	(0.04	)(i)	0.16	0.12	—	—	—

Intrepid Mid Cap Fund (g)
Year ended June 30, 2006	19.68	(0.05	)(i)	2.81	2.76	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.10)		2.92	2.82	—	(1.09)	(1.09)
Year Ended June 30, 2004	14.85	(0.16)		3.26	3.10	—	—	—
Year Ended June 30, 2003	15.49	(0.07)		(0.57)	(0.64)	—	—	—
Year Ended June 30, 2002	17.99	(0.09)		(1.53)	(1.62)	—	(0.88)	(0.88)

Intrepid Multi Cap Fund (h)
January 1, 2006 to June 30, 2006 (d)	21.31	—	(i)(j)	0.86	0.86	—	—	—
February 19, 2005 (e) to December 31, 2005	23.00	0.05	(i)	1.60	1.65	(0.17)	(3.17)	(3.34)

Intrepid Value Fund
January 1, 2006 to June 30, 2006 (d)	22.89	0.10	(i)	1.79	1.89	(0.09)	—	(0.09)
February 19, 2005 (e) to December 31, 2005	22.14	0.16	(i)	1.59	1.75	(0.25)	(0.75)	(1.00)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Commencement of operations.

(g)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(h)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. Prior to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(i)	Calculated based upon average shares outstanding.

(j)Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$25.10	3.76%	$9,450	1.75%	1.75%	0.28%	1.79%	1.79%	47%
24.19	7.25	3,267	1.75	1.75	0.28	1.79	1.79	109

20.70	0.53	7,844	1.75	1.75	(0.30)	1.80	1.80	73
20.59	8.44	1,941	1.75	1.75	(0.25)	1.91	1.91	130

15.12	0.80	504	2.82	2.25	(0.61)	4.90	4.33	43

16.19	15.64	22,849	1.83	1.83	(0.29)	1.84	1.84	136
19.68	16.20	7,817	1.89	1.89	(0.60)	1.92	1.92	131
17.95	20.88	7,055	1.94	1.94	(0.89)	1.96	1.96	73
14.85	(4.13)	5,882	1.96	1.96	(0.71)	1.98	1.98	49
15.49	(9.27)	3,239	1.97	1.97	(0.84)	1.99	1.99	37

22.17	4.04	1,424	1.75	1.75	(0.02)	2.90	2.90	79
21.31	7.09	164	1.75	1.75	0.23	2.54	2.54	177

24.69	8.26	8,013	1.75	1.75	0.79	2.25	2.25	53
22.89	7.95	482	1.75	1.75	0.81	2.17	2.17	112

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

R Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
May 15, 2006 (d) to June 30, 2006	$25.58	$0.05	(e)	$(0.29)	$(0.24)	$—	$—	$—

Intrepid Growth Fund
May 15, 2006 (d) to June 30, 2006	21.23	0.02	(e)	(0.36)	(0.34)	—	—	—

Intrepid Value Fund
May 15, 2006 (d) to June 30, 2006	24.84	0.05	(e)	0.01	0.06	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$25.34	(0.94)%	$13,414	0.80%	1.36%	0.84%	47%

20.89	(1.60)	9,752	0.80	0.94	0.88	73

24.82	0.23	15	0.80	1.73	1.22	53

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
January 1, 2006 to June 30, 2006 (d)	$24.32	$0.13	(h)	$0.88	$1.01	$—	$—	$—
Year Ended December 31, 2005	22.35	0.20		1.87	2.07	(0.10)	—	(0.10)
Year Ended December 31, 2004	19.97	0.09		2.43	2.52	(0.09)	(0.05)	(0.14)
February 28, 2003 (e) to December 31, 2003	15.00	0.01		6.09	6.10	(0.01)	(1.12)	(1.13)

Intrepid Growth Fund
January 1, 2006 to June 30, 2006 (d)	20.70	0.04	(h)	0.15	0.19	—	—	—
Year Ended December 31, 2005	19.07	0.11	(h)	1.56	1.67	(0.03)	(0.01)	(0.04)
Year Ended December 31, 2004	19.61	(0.01)		1.85	1.84	—	(2.38)	(2.38)
February 28, 2003 (e) to December 31, 2003	15.00	(0.05)		5.45	5.40	—	(0.79)	(0.79)

Intrepid Long/Short Fund
January 31, 2006 (e) to June 30, 2006	15.00	—	(h)(i)	0.17	0.17	—	—	—

Intrepid Mid Cap Fund (f)
Year Ended June 30, 2006	20.96	0.10	(h)	3.03	3.13	(0.09)	(6.25)	(6.34)
Year Ended June 30, 2005	18.93	0.09		3.08	3.17	(0.05)	(1.09)	(1.14)
Year Ended June 30, 2004	15.51	0.02		3.41	3.43	(0.01)	—	(0.01)
Year Ended June 30, 2003	16.06	0.04		(0.55)	(0.51)	(0.04)	—	(0.04)
Year Ended June 30, 2002	18.46	0.03		(1.53)	(1.50)	(0.02)	(0.88)	(0.90)

Intrepid Multi Cap Fund (g)
January 1, 2006 to June 30, 2006 (d)	21.41	0.07	(h)	0.87	0.94	—	—	—
Year Ended December 31, 2005	23.25	0.22	(h)	1.33	1.55	(0.22)	(3.17)	(3.39)
Year Ended December 31, 2004	20.28	0.12		3.10	3.22	(0.11)	(0.14)	(0.25)
February 28, 2003 (e) to December 31, 2003	15.00	0.14		5.88	6.02	(0.14)	(0.60)	(0.74)

Intrepid Value Fund
January 1, 2006 to June 30, 2006 (d)	22.97	0.17	(h)	1.82	1.99	(0.14)	—	(0.14)
Year Ended December 31, 2005	21.85	0.29	(h)	1.91	2.20	(0.33)	(0.75)	(1.08)
Year Ended December 31, 2004	19.69	0.24		3.08	3.32	(0.24)	(0.92)	(1.16)
February 28, 2003 (e) to December 31, 2003	15.00	0.19		5.74	5.93	(0.19)	(1.05)	(1.24)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(g)	Prior to February 19, 2005, the Fund was named Intrepid Investor Fund. Prior to April 10, 2006, the Fund was named Intrepid Contrarian Fund.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividends expenses for securities sold short)	Portfolio turnover rate (b)
$25.33	4.15%	$4,427,776	1.00%	1.00%	1.01%	1.04%	1.04%	47%
24.32	9.28	3,016,460	1.00	1.00	0.86	1.05	1.05	109
22.35	12.68	358,846	1.00	1.00	0.83	1.21	1.21	97
19.97	40.84	10,205	1.00	1.00	0.07	3.30	3.30	148

20.89	0.92	1,226,474	1.00	1.00	0.42	1.05	1.05	73
20.70	8.79	728,987	1.00	1.00	0.52	1.11	1.11	130
19.07	10.45	7,795	1.00	1.00	(0.06)	2.62	2.62	127
19.61	36.10	6,952	1.00	1.00	(0.34)	3.37	3.37	149

15.17	1.13	58,084	2.07	1.50	0.06	2.95	2.38	43

17.75	16.61	628,156	0.98	0.98	0.49	1.09	1.09	136
20.96	17.25	670,678	0.96	0.96	0.30	1.00	1.00	131
18.93	22.13	922,414	0.95	0.95	0.10	0.96	0.96	73
15.51	(3.16)	841,092	0.96	0.96	0.29	0.98	0.98	49
16.06	(8.35)	835,901	0.97	0.97	0.15	0.99	0.99	37

22.35	4.39	15,689	1.00	1.00	0.61	2.06	2.06	79
21.41	6.59	19,617	1.00	1.00	0.93	1.70	1.70	177
23.25	16.01	18,932	1.00	1.00	0.60	1.77	1.77	99
20.28	40.28	7,457	1.00	1.00	0.92	3.27	3.27	74

24.82	8.66	42,636	1.00	1.00	1.44	1.51	1.51	53
22.97	10.14	31,276	1.00	1.00	1.29	1.55	1.55	112
21.85	17.51	15,510	1.00	1.00	1.25	2.08	2.08	98
19.69	39.74	7,190	1.00	1.00	1.26	3.30	3.30	110

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Mid Cap Fund (d)
Year Ended June 30, 2006	$20.97	$0.13	(f)	$3.03	$3.16	$(0.12)	$(6.25)	$(6.37)
February 22, 2005 (e) to June 30, 2005	19.68	0.05		1.29	1.34	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$17.76	16.77%	$34,253	0.83%	0.68%	0.84%	136%
20.97	6.79	27,247	0.79	0.76	0.85	131

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   65

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004 as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as open-end management investment company.

The following are the 6 separate funds of JPM I and JPM II (the “Trusts”) (collectively, the “Funds”) covered by this report:

Classes Offered
Intrepid America Fund	Class A, Class C, R Class and Select Class
Intrepid Growth Fund	Class A, Class C, R Class and Select Class
Intrepid Long/Short Fund	Class A, Class C and Select Class
Intrepid Mid Cap Fund (formerly Diversified Mid Cap Fund)	Class A, Class B, Class C, Select Class and Ultra
Intrepid Multi Cap Fund (formerly Intrepid Contrarian Fund)	Class A, Class C and Select Class
Intrepid Value Fund	Class A, Class C, R Class and Select Class

Prior to February 19, 2005, the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund and Intrepid Value Fund were separate series of J.P. Morgan Mutual Fund Series Trust. Effective after the close of business on February 18, 2005, each series was reorganized and redomiciled as a separate series of JPM I.

Prior to February 19, 2005, the Intrepid Mid Cap Fund was a separate series of One Group Mutual Funds, and effective after the close of business on February 18, 2005, was reorganized and redomiciled as a separate series of JPM II.

The Intrepid Long/Short Fund commenced operations on January 31, 2006 as a separate series of JPM I.

Effective July 29, 2005, the Diversified Mid Cap Fund was renamed Intrepid Mid Cap Fund with the approval of the Board of Trustees.

Effective April 10, 2006, the Intrepid Contrarian Fund was renamed Intrepid Multi Cap Fund with the approval of the Board of Trustees.

The JPM I Funds have changed their fiscal year end from December 31st to June 30th.

R Class Shares commenced operations on May 15, 2006 for the Intrepid America Fund, Intrepid Growth Fund and the Intrepid Value Fund.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Select Class, R Class and Ultra Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectuses.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted

66   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

by the Trustees, the Funds apply fair value pricing on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless a Fund’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2006, the Intrepid America Fund had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

C. Short Sales — Intrepid Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Intrepid Long/Short Fund is held by one broker. The Fund is subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

D. Securities Lending — To generate additional income, each Fund, except the Intrepid Long/Short Fund, may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the period ended June 30, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of the non-U.S. Securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2006, the following Fund had securities with the following market values on loan, received the following collateral and for the period then ended, this Fund paid the following amounts to related party affiliates (amounts in thousands):

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   67

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Intrepid Mid Cap Fund	$67	$121,804	$121,374

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trusts are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Distributions to Shareholders — Dividends from net investment income are declared and generally paid annually, except for the Intrepid Value Fund, which is declared and generally paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Intrepid America Fund	$50	$(88)	$38
Intrepid Growth Fund	1	(12)	11
Intrepid Long/Short Fund	(1)	12	(11)
Intrepid Mid Cap Fund	(1)	(287)	288
Intrepid Multi Cap Fund	(2)	— (a)	2
Intrepid Value Fund	1	(1)	—	(a)

The reclassifications for the Funds relate primarily to prior year wash sales adjustments, deferred directors’ compensation, REIT adjustments and prior year distribution reclass. Additionally for the Intrepid Long/Short Fund, non-deductable organization costs and dividend expense for securities sold short/in lieu of dividends.

(a)	Amount rounds to less than $1,000.

J. New Accounting Pronouncement - In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

68   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Intrepid America Fund, Intrepid Multi Cap Fund, Intrepid Growth Fund, Intrepid Long/Short Fund and the Intrepid Value Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Intrepid Mid Cap Fund. JPMIM is a wholly-owned subsidiary of J.P. Morgan Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMCB which is a wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Intrepid America Fund	0.65%
Intrepid Growth Fund	0.65
Intrepid Long/Short Fund	1.25
Intrepid Mid Cap Fund	0.65
Intrepid Multi Cap Fund	0.65
Intrepid Value Fund	0.65

Prior to February 19, 2005, JPMIA was entitled to a fee, computed daily and paid monthly, at the annual rate of 0.74% of the average daily net assets on the first $1.5 billion, 0.70% of the average daily net assets on the next $500 million, 0.65% of the average daily net assets on the next $3.5 billion, and 0.60% of the average daily net assets over $5.5 billion of the Intrepid Mid Cap Fund.

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the periods ended are as follows (amounts in thousands):

	Period Ended 06/30/06		Period Ended 12/31/05
Intrepid America Fund	$161		$150
Intrepid Growth Fund	36		19
Intrepid Long/Short Fund	1		—
Intrepid Mid Cap Fund	11		29
Intrepid Multi Cap Fund	—	(a)	1
Intrepid Value Fund	2		1

(a)	Amount rounds to less than $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds and fund of funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMCB served as the Administrator to the Funds in JPM I subject to the same fee agreements as above.

Prior to February 19, 2005, the Administrator received a fee for services provided to the Funds in JPM II at an annual rate of 0.20% on the first $1.5 billion of JPM II average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); 0.18% on the next $0.5 billion of JPM II average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of JPM II average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. (“BISYS”) served as the Funds’ Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   69

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (amounts in thousands):

	Class A	Class B	Class C
Intrepid America Fund	0.25%	n/a	0.75%
Intrepid Growth Fund	0.25	n/a	0.75
Intrepid Long/Short Fund	0.25	n/a	0.75
Intrepid Mid Cap Fund	0.25	0.75%	0.75
Intrepid Multi Cap Fund	0.25	n/a	0.75
Intrepid Value Fund	0.25	n/a	0.75

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned subsidiary of the BISYS Group, Inc., served as the exclusive underwriter for the Funds in JPM I.

Prior to February 19, 2005, the Funds in JPM II paid the Distributor a Fee pursuant to prior distribution plans of 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B and Class C Shares.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C shares and certain Class A shares for which front- end sales charges have been waived. For the year ended June 30, 2006, the Distributor received the following amounts:

	Front End Sales Charge	CDSC
Intrepid America Fund (a)	$638	$1
Intrepid Growth Fund (a)	241	1
Intrepid Mid Cap Fund	1,686	48
Intrepid Multi Cap Fund (a)	77	—	(b)
Intrepid Value Fund (a)	235	—	(b)

(a)	For the period January 1, 2006 through June 30, 2006.

(b)	Amount rounds to less than $1,000.

For the period February 19, 2005 to December 31, 2005, the Distributor received the following amounts:

	Front End Sales Charge	CDSC
Intrepid America Fund	$174,191	$490
Intrepid Multi Cap Fund	10,242	—
Intrepid Growth Fund	94,358	—
Intrepid Value Fund	21,444	—

D. Shareholder Servicing Fees

The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, effective February 19, 2005, the Distributor receives a fee of 0.25% of the average daily net assets for Class A, Class B, Class C and Select Class Shares and 0.05% for R Class Shares of the Funds that is computed daily and paid monthly.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the Shareholder Servicing Agent for the Funds in JPM I. JPMCB was subject to the fee rates disclosed above.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custody and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Prior to February 19, 2005, the Administrator was responsible for providing fund accounting services under the Management and Administration Agreement for the Intrepid Mid Cap Fund. Effective February 19, 2005 fund accounting fees are charged as an additional direct fee to the Funds.

70   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses, expenses related to the Board of Trustees’ deferred compensation plan and dividend expense on short sales) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Ultra
Intrepid America Fund	1.25%	n/a	1.75%	0.80%	1.00%	n/a
Intrepid Growth Fund	1.25	n/a	1.75	0.80	1.00	n/a
Intrepid Long/Short Fund	1.75	n/a	2.25	n/a	1.50	n/a
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	0.99	0.83%
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	1.00	n/a
Intrepid Value Fund	1.25	n/a	1.75	0.80	1.00	n/a

The contractual expense limitation agreements were in effect for the period ended June 30, 2006. The expense limitation percentages in the table above are in place until at least April 30, 2007 for the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund and Intrepid Value Fund, October 31, 2007 for the Intrepid Long/Short Fund and October 31, 2006 for the Intrepid Mid Cap Fund.

For the period ended June 30, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Intrepid America Fund	$—	$729	$—	$729
Intrepid Growth Fund	33	222	—	255
Intrepid Long/Short Fund	60	9	39	108
Intrepid Mid Cap Fund	—	87	683	770
Intrepid Multi Cap Fund	64	8	26	98
Intrepid Value Fund	82	2	40	124

	Voluntary Waivers
	Administration	Shareholder Servicing	Total
Intrepid Mid Cap Fund	$4	$125	$129

For the year ended December 31, 2005, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Intrepid America Fund	$—	$704	$22	$726	$—
Intrepid Multi Cap Fund	65	15	50	130	—
Intrepid Growth Fund	78	55	62	195	59
Intrepid Value Fund	61	13	62	136	—

G. Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended June 30, 2006, the Funds incurred no brokerage commissions with broker/ dealers affiliated with the Advisor.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   71

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Intrepid America Fund	$2,965,116	$1,706,978	$—	$—
Intrepid Growth Fund	1,178,276	742,622	—	—
Intrepid Long/Short Fund	102,484	23,428	31,892	9,902
Intrepid Mid Cap Fund	1,177,260	1,261,111	—	—
Intrepid Multi Cap Fund	16,621	16,544	—	—
Intrepid Value Fund	55,723	25,551	—	—

During the year ended June 30, 2006, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$4,180,640	$375,297	$(85,355)	$289,942
Intrepid Growth Fund	1,201,205	90,372	(32,707)	57,665
Intrepid Long/Short Fund	79,758	2,377	(2,847)	(470)
Intrepid Mid Cap Fund	860,508	150,667	(13,677)	136,990
Intrepid Multi Cap Fund	19,453	2,352	(414)	1,938
Intrepid Value Fund	65,556	6,207	(543)	5,664

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and REIT return of capital.

The tax character of distributions paid during the period ended June 30, 2006 was as follows:

	Total Distributions Paid From
	Ordinary Income	Net Long-term Capital Gains	Total Distributions Paid
Intrepid Mid Cap Fund	$54,107	$187,826	$241,933
Intrepid Value Fund	309	—	309

The tax character of distributions paid during the fiscal year 2005 was as follows:

	Total Distributions Paid From
	Ordinary Income	Net Long-term Capital Gains	Total Distributions Paid
Intrepid America Fund	$12,829	$—	$12,829
Intrepid Growth Fund	1,240	104	1,344
Intrepid Mid Cap Fund	919	52,316	53,235
Intrepid Multi Cap Fund	636	2,350	2,986
Intrepid Value Fund	414	1,043	1,457

72   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

The tax character of distributions paid during the fiscal year 2004 was as follows:

	Total Distributions Paid From
	Ordinary Income	Net Long-term Capital Gains		Total Distributions Paid
Intrepid America Fund	$2,032	$—	(a)	$2,032
Intrepid Growth Fund	599	281		880
Intrepid Multi Cap Fund	214	—		214
Intrepid Value Fund	608	148		756

(a)	Amount rounds to less than one thousand.

At June 30, 2006, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid America Fund	$19,193	$10,909	$289,942
Intrepid Growth Fund	2,188	(8,192)	57,665
Intrepid Long/Short Fund	20	—	(458)
Intrepid Mid Cap Fund	16,999	40,078	136,990
Intrepid Multi Cap Fund	716	648	1,938
Intrepid Value Fund	347	1,387	5,664

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals and deferred compensation, mark to market of futures contracts, post October loss deferrals, distributions payable and outstanding REIT return of capital.

As of June 30, 2006, the following Fund had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	Expires in 2013	Expires in 2014	Total
Intrepid Growth Fund	$(3,077)	$(5,115)	$(8,192)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended June 30, 2006, the following Fund deferred to July 1, 2006 post October capital losses of (amounts in thousands):

Capital Losses
Intrepid Long/Short Fund	$1,028

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   73

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

The Funds do not have any outstanding borrowings from another fund or from the unsecured uncommitted credit facility as of June 30, 2006. The average borrowings for the period ended June 30, 2006, were as follows:

	Average Borrowings	Number of Days Used	Interest Paid
Intrepid Mid Cap	$1,298	11	$2
Intrepid Value	382	1	—	(b)

(b)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest Expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisers, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the “Funds’ former distributor”), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-advisor to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of JPM II and BOIA, certain current and former Trustees and One Group Mutual Funds, the predecessor to JPM II. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II, will be reimbursed for all costs associated with these matters to ensure that JPM II incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

74   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

9. Transfer-In-Kind

After the close of business February 6, 2006, the JPMorgan Chase Bank Equity Growth Trust, a common trust fund, managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the JPMorgan Intrepid Growth Fund in a tax free exchange. The JPMorgan Chase Bank Equity Growth Trust purchased 4,427 (in thousands) Select Shares of JPMorgan Intrepid Growth Fund and the JPMorgan Intrepid Growth Fund received portfolio securities with a market value of $94,168 (in thousands), including net unrealized appreciation of $13,857 (in thousands), in exchange for these shares. The cost basis of the portfolio securities transferred to the JPMorgan Intrepid Growth Fund is equal to the JPMorgan Chase Bank Equity Growth Trust’s cost of the securities at the time of the in-kind transfer.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   75

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of changes in net assets and of cash flows (for the JPMorgan Intrepid Long/Short Fund) and the financial highlights present fairly, in all material respects, the financial position of each of the Funds indicated in Note 1 to the financial statements (hereafter collectively referred to as the “Funds”) at June 30, 2006, and the results of each of their operations, the changes in each of their net assets, the cash flows of the JPMorgan Intrepid Long/Short Fund, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2006

76   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	120	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	120	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	120	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	120
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	120	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	120	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	120	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	120	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   77

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	120	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	120	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	120	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	120	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	120
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes eight registered investment companies (120 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

78   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   79

OFFICERS
(Unaudited) (continued)

Name (Year of Birth), Positions Held with the Trusts	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

80   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1 to June 30, 2006	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual*	$1,000.00	$1,040.40	$6.32	1.25%
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,037.60	8.84	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
R Class
Actual**	1,000.00	990.20	1.00	0.80
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Select Class
Actual*	1,000.00	1,042.00	5.06	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Intrepid Growth Fund
Class A
Actual*	1,000.00	1,008.20	6.22	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,005.30	8.70	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
R Class
Actual**	1,000.00	984.00	1.00	0.80
Hypothetical*	1,000.00	1,020.83	4.01	0.80

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   81

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1 to June 30, 2006	Annualized Expense Ratio
Select Class
Actual*	$1,000.00	$1,009.20	$4.98	1.00%
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Intrepid Long/Short Fund
Class A
Actual***	1,000.00	1,010.00	9.58	2.32
Hypothetical*	1,000.00	1,013.29	11.58	2.32
Class C
Actual***	1,000.00	1,008.00	11.64	2.82
Hypothetical*	1,000.00	1,010.81	14.06	2.82
Select Class
Actual***	1,000.00	1,010.70	8.55	2.07
Hypothetical*	1,000.00	1,014.53	10.34	2.07
Intrepid Mid Cap Fund
Class A
Actual*	1,000.00	1,060.60	6.34	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class B
Actual*	1,000.00	1,057.50	9.34	1.83
Hypothetical*	1,000.00	1,015.72	9.15	1.83
Class C
Actual*	1,000.00	1,056.80	9.33	1.83
Hypothetical*	1,000.00	1,015.72	9.15	1.83
Select Class
Actual*	1,000.00	1,061.50	5.01	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98
Ultra Class
Actual*	1,000.00	1,062.90	4.25	0.83
Hypothetical*	1,000.00	1,020.68	4.16	0.83
Intrepid Multi Cap Fund
Class A
Actual*	1,000.00	1,043.00	6.33	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,039.90	8.85	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Select Class
Actual*	1,000.00	1,043.90	5.07	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Intrepid Value Fund
Class A
Actual*	1,000.00	1,085.50	6.46	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,082.60	9.04	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75

82   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1 to June 30, 2006	Annualized Expense Ratio
R Class
Actual**	$1,000.00	$1,002.30	$1.01	0.80%
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Select Class
Actual*	1,000.00	1,086.60	5.17	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period)

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 46/365 (to reflect the actual period)

***	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 150/365 (to reflect the actual period)

JUNE 30, 2006        JPMORGAN INTREPID FUNDS   83

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the fiscal year ended June 30, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Funds with Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended June 30, 2006:

Dividend Received Deduction
Intrepid Mid Cap Fund	27.95%
Intrepid Value Fund	84.10

Funds with Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2006 (amounts in thousands):

Long-Term Capital Gain Distribution
Intrepid Mid Cap Fund	$187,826

Funds with Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
JPMorgan Intrepid Mid Cap Fund	$3,548
JPMorgan Intrepid Value Fund	309

Funds with Short Term Capital Gain Designation

For the fiscal year ended June 30, 2006, the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified short-term capital gain (amounts in thousands):

Qualified Short-term Gain
JPMorgan Intrepid Mid Cap Fund	$23,259

84   JPMORGAN INTREPID FUNDS        JUNE 30, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	AN-INT-606

ANNUAL REPORT JUNE 30, 2006

JPMorgan Funds

JPMorgan

SmartRetirement

Funds

JPMorgan SmartRetirement Income Fund
JPMorgan SmartRetirement 2010 Fund
JPMorgan SmartRetirement 2015 Fund
JPMorgan SmartRetirement 2020 Fund
JPMorgan SmartRetirement 2030 Fund
JPMorgan SmartRetirement 2040 Fund

CONTENTS

President’s Letter	1
Schedules of Portfolio Investments	2
Financial Statements	8
Financial Highlights	16
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	30
Trustees	31
Officers	33
Schedule of Shareholder Expenses	35
Tax Letter	38

HIGHLIGHTS

•	Short-term rates rose with Fed rate hikes; long-term rates rose on inflationary fears

•	Gross domestic product (GDP) moved higher

•	Market volatility expected until interest rate picture is clearer

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan SmartRetirement Funds for the period ended June 30, 2006. Inside, you’ll find information detailing the performance of the Funds.

“Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient.”

All Eyes on the Federal Reserve Board

The U.S. stock market weakened late in the reporting period. In contrast, the bond market was negatively impacted by steadily rising interest rates. A great deal of the driving forces behind the market’s ups and downs resulted from the actions of the Federal Open Market Committee (FOMC).

In February 2006, Ben Bernanke assumed the role of Federal Reserve (Fed) Board Chairman, replacing long-time fixture Alan Greenspan. The transition was less than smooth for investors, as they attempted to predict the FOMC’s future actions regarding interest rates. The FOMC’s statements first hinted that there may be a break from rising rates and then telegraphed additional rate hikes due to fears of rising inflation. In late June, the FOMC raised short-term rates for the 17th consecutive time, bringing the fed funds target rate to 5.25% — its highest level in more than five years.

Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient. After gross domestic product (GDP) fell to 1.7% in the fourth quarter, the economy moved sharply higher in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003.

The broad stock market, as measured by the S&P 500 Index, returned just +0.14% in June. While the market rose early in the year, it took a step backwards in mid-May on fears that additional rate hikes may adversely affect the economic expansion and temper corporate profits.

The overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned +0.21% for June. Short-term rates rose along with the Fed’s rate hikes, while long-term rates rose on fears of increased inflationary pressures.

Outlook

Looking ahead, the markets could continue to experience periods of volatility until the FOMC’s interest rate stance is better understood. Coinciding with its latest rate hike in June, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Investors will likely be closely monitoring the economic “tea leaves” in an attempt to ascertain the FOMC’s next move.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   1

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 106.7% (b)
9,422	JPMorgan Bond Fund	85,366
8,290	JPMorgan Core Bond Fund	85,469
1,250	JPMorgan Emerging Markets Debt Fund	9,893
1,219	JPMorgan High Yield Bond Fund	9,973
278	JPMorgan International Equity Fund	9,760
698	JPMorgan International Opportunities Fund	9,810
388	JPMorgan Intrepid America Fund (a)	9,822
34,048	JPMorgan Prime Money Market Fund	34,048
219	JPMorgan Small Cap Growth Fund (a)	2,679
111	JPMorgan Small Cap Value Fund	2,719
1,697	JPMorgan U.S. Equity Fund	19,126
372	JPMorgan U.S. Real Estate Fund	8,245
	Total Investments — 106.7% (Cost $288,824)	286,910
	Liabilities in Excess of Other Assets — (6.7)%	(18,040)
	NET ASSETS — 100.0%	$268,870

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

SEE NOTES TO FINANCIAL STATEMENTS.

2   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.6% (b)
185,103	JPMorgan Bond Fund	1,677,030
162,779	JPMorgan Core Bond Fund	1,678,257
34,481	JPMorgan Emerging Markets Debt Fund	273,087
4,798	JPMorgan Emerging Markets Equity Fund	71,539
33,140	JPMorgan High Yield Bond Fund	271,086
11,866	JPMorgan International Equity Fund	416,968
28,581	JPMorgan International Opportunities Fund	401,558
22,441	JPMorgan Intrepid America Fund (a)	568,431
184,206	JPMorgan Prime Money Market Fund	184,206
2,311	JPMorgan Small Cap Equity Fund (a)	70,213
10,151	JPMorgan Small Cap Growth Fund (a)	124,148
5,004	JPMorgan Small Cap Value Fund	122,800
60,958	JPMorgan U.S. Equity Fund	686,989
19,049	JPMorgan U.S. Real Estate Fund	421,560
	Total Investments — 100.6% (Cost $6,877,884)	6,967,872
	Liabilities in Excess of Other Assets — (0.6)%	(44,588)
	NET ASSETS — 100.0%	$6,923,284

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   3

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.0% (b)
197,418	JPMorgan Bond Fund	1,788,612
173,612	JPMorgan Core Bond Fund	1,789,942
39,559	JPMorgan Emerging Markets Debt Fund	313,311
14,679	JPMorgan Emerging Markets Equity Fund	218,865
38,025	JPMorgan High Yield Bond Fund	311,042
25,587	JPMorgan International Equity Fund	899,113
64,030	JPMorgan International Opportunities Fund	899,618
34,644	JPMorgan Intrepid America Fund (a)	877,527
20,293	JPMorgan Intrepid Growth Fund (a)	423,913
25,824	JPMorgan Large Cap Value Fund	423,779
206,244	JPMorgan Prime Money Market Fund	206,244
9,724	JPMorgan Small Cap Equity Fund (a)	295,419
16,655	JPMorgan Small Cap Growth Fund (a)	203,696
8,196	JPMorgan Small Cap Value Fund	201,119
83,907	JPMorgan U.S. Equity Fund	945,624
38,851	JPMorgan U.S. Real Estate Fund	859,788
	Total Investments — 100.0% (Cost $10,458,996)	10,657,612
	Other Assets In Excess of Liabilities — 0.0% (g)	339
	NET ASSETS — 100.0%	$10,657,951

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

(g) —	Amount rounds to less than 0.1%.

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.9% (b)
354,059	JPMorgan Bond Fund	3,207,772
311,362	JPMorgan Core Bond Fund	3,210,140
80,230	JPMorgan Emerging Markets Debt Fund	635,424
44,656	JPMorgan Emerging Markets Equity Fund	665,816
77,122	JPMorgan High Yield Bond Fund	630,859
99,044	JPMorgan International Equity Fund	3,480,414
248,271	JPMorgan International Opportunities Fund	3,488,211
128,355	JPMorgan Intrepid America Fund (a)	3,251,231
124,597	JPMorgan Intrepid Growth Fund (a)	2,602,827
158,102	JPMorgan Large Cap Value Fund	2,594,443
613,694	JPMorgan Prime Money Market Fund	613,694
37,655	JPMorgan Small Cap Equity Fund (a)	1,143,946
47,282	JPMorgan Small Cap Growth Fund (a)	578,261
23,279	JPMorgan Small Cap Value Fund	571,261
258,854	JPMorgan U.S. Equity Fund	2,917,284
133,430	JPMorgan U.S. Real Estate Fund	2,952,824
	Total Investments — 99.9% (Cost $31,788,450)	32,544,407
	Other Assets In Excess of Liabilities — 0.1%	19,276
	NET ASSETS — 100.0%	$32,563,683

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   5

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.0% (b)
233,049	JPMorgan Bond Fund	2,111,422
204,977	JPMorgan Core Bond Fund	2,113,306
48,096	JPMorgan Emerging Markets Debt Fund	380,913
80,312	JPMorgan Emerging Markets Equity Fund	1,197,447
46,216	JPMorgan High Yield Bond Fund	378,048
136,145	JPMorgan International Equity Fund	4,784,138
340,813	JPMorgan International Opportunities Fund	4,788,417
169,611	JPMorgan Intrepid America Fund (a)	4,296,238
158,740	JPMorgan Intrepid Growth Fund (a)	3,316,087
201,522	JPMorgan Large Cap Value Fund	3,306,969
751,905	JPMorgan Prime Money Market Fund	751,905
113,045	JPMorgan Realty Income Fund	1,955,690
45,113	JPMorgan Small Cap Equity Fund (a)	1,370,542
89,042	JPMorgan Small Cap Growth Fund (a)	1,088,984
43,822	JPMorgan Small Cap Value Fund	1,075,399
259,020	JPMorgan U.S. Large Cap Core Plus Fund (a)	4,273,824
89,044	JPMorgan U.S. Real Estate Fund	1,970,554
	Total Investments — 100.0% (Cost $38,104,808)	39,159,883
	Other Assets In Excess of Liabilities — 0.0% (g)	549
	NET ASSETS — 100.0%	$39,160,432

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

(g) —	Amount rounds to less than 0.1%.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.0% (b)
241,081	JPMorgan Bond Fund	2,184,191
212,009	JPMorgan Core Bond Fund	2,185,810
49,142	JPMorgan Emerging Markets Debt Fund	389,204
82,055	JPMorgan Emerging Markets Equity Fund	1,223,447
47,241	JPMorgan High Yield Bond Fund	386,436
139,074	JPMorgan International Equity Fund	4,887,063
347,793	JPMorgan International Opportunities Fund	4,886,490
173,416	JPMorgan Intrepid America Fund (a)	4,392,622
162,573	JPMorgan Intrepid Growth Fund (a)	3,396,140
206,545	JPMorgan Large Cap Value Fund	3,389,407
768,663	JPMorgan Prime Money Market Fund	768,663
115,486	JPMorgan Realty Income Fund	1,997,917
46,135	JPMorgan Small Cap Equity Fund (a)	1,401,582
91,061	JPMorgan Small Cap Growth Fund (a)	1,113,671
44,805	JPMorgan Small Cap Value Fund	1,099,513
264,997	JPMorgan U.S. Large Cap Core Plus Fund (a)	4,372,445
90,487	JPMorgan U.S. Real Estate Fund	2,002,482
	Total Investments — 100.0% (Cost $39,000,621)	40,077,083
	Other Assets in Excess of Liabilities — 0.0% (g)	697
	NET ASSETS — 100.0%	$40,077,780

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

(g) —	Amount rounds to less than 0.1%.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   7

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2010 Fund	JPMorgan SmartRetirement 2015 Fund
ASSETS:
Investments in affiliates, at value	$286,910		$6,967,872	$10,657,612
Receivables:
Fund shares sold	1,765		165	69
Interest and dividends	74		106	148
Expense reimbursements	49		320	474
Prepaid expenses and other assets	169		237	232
Total Assets	288,967		6,968,700	10,658,535

LIABILITIES:
Payables:
Dividends	1		1	1
Investment securities purchased	16,600		45,000	—
Fund shares redeemed	3,457		—	—
Accrued liabilities:
Shareholder servicing fees	18		18	18
Distribution fees	21		20	20
Transfer agent fees	—		375	542
Trustees’ and Officers fees	—	(b)	2	3
Total Liabilities	20,097		45,416	584
Net Assets	$268,870		$6,923,284	$10,657,951

(b)	Amount rounds to less than $1.00.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2010 Fund	JPMorgan SmartRetirement 2015 Fund
NET ASSETS:
Paid in capital	$270,753	$6,833,580	$10,459,716
Accumulated undistributed (distributions in excess of) net investment income	32	40	33
Accumulated net realized gains (losses)	(1)	(324)	(414)
Net unrealized appreciation (depreciation)	(1,914)	89,988	198,616
Total Net Assets	$268,870	$6,923,284	$10,657,951

Net Assets:
Class A	$24,999	$24,920	$25,836
Class C	24,981	24,903	24,816
Select Class	99,869	99,586	99,236
Institutional Class	119,021	6,773,875	10,508,063
Total	$268,870	$6,923,284	$10,657,951

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,680	1,675	1,742
Class C	1,679	1,674	1,673
Select Class	6,713	6,693	6,692
Institutional Class	8,000	455,166	708,427

Net Asset Value:
Class A — Redemption price per share	$14.88	$14.88	$14.83
Class C — Offering price per share (a)	$14.88	$14.88	$14.83
Select Class — Offering and redemption price per share	$14.88	$14.88	$14.83
Institutional Class — Offering and redemption price per share	$14.88	$14.88	$14.83
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$15.70	$15.70	$15.65

Cost of investments	$288,824	$6,877,884	$10,458,996

(a)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   9

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (continued)

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2040 Fund
ASSETS:
Investments in affiliates, at value	$32,544,407		$39,159,883		$40,077,083
Cash	18,563		—		—
Receivables:
Fund shares sold	261		158		316
Interest and dividends	454		483		493
Expense reimbursements	1,392		1,519		1,627
Prepaid expenses and other assets	197		190		187
Total Assets	32,565,274		39,162,233		40,079,706

LIABILITIES:
Payables:
Due to Custodian	—		—		—	(b)
Dividends	—	(b)	—	(b)	1
Accrued liabilities:
Shareholder servicing fees	19		18		18
Distribution fees	24		20		20
Transfer agent fees	1,539		1,753		1,876
Trustees’ and Officers fees	9		10		11
Total Liabilities	1,591		1,801		1,926
Net Assets	$32,563,683		$39,160,432		$40,077,780

(b)	Amount rounds to less than $1.00.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2040 Fund
NET ASSETS:
Paid in capital	$31,808,843	$38,105,071	$39,000,978
Accumulated undistributed (distributions in excess of) net investment income	42	82	76
Accumulated net realized gains (losses)	(1,159)	204	264
Net unrealized appreciation (depreciation)	755,957	1,055,075	1,076,462
Total Net Assets	$32,563,683	$39,160,432	$40,077,780

Net Assets:
Class A	$54,230	$26,836	$26,098
Class C	33,447	24,680	24,685
Select Class	98,955	98,693	98,711
Institutional Class	32,377,051	39,010,223	39,928,286
Total	$32,563,683	$39,160,432	$40,077,780

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,669	1,819	1,768
Class C	2,262	1,673	1,673
Select Class	6,691	6,689	6,689
Institutional Class	2,189,646	2,643,259	2,705,578

Net Asset Value:
Class A — Redemption price per share	$14.78	$14.75	$14.76
Class C — Offering price per share (a)	$14.79	$14.75	$14.76
Select Class — Offering and redemption price per share	$14.79	$14.75	$14.76
Institutional Class — Offering and redemption price per share	$14.79	$14.76	$14.76
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$15.60	$15.57	$15.58

Cost of investments	$31,788,450	$38,104,808	$39,000,621

(a)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   11

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2006

	JPMorgan SmartRetirement Income Fund(a)	JPMorgan SmartRetirement 2010 Fund(a)	JPMorgan SmartRetirement 2015 Fund(a)	JPMorgan SmartRetirement 2020 Fund(a)	JPMorgan SmartRetirement 2030 Fund(a)	JPMorgan SmartRetirement 2040 Fund(a)
INVESTMENT INCOME:
Dividend income from affiliates (b)	$1,804	$26,353	$38,663	$112,712	$123,673	$126,526

EXPENSES:
Distribution fees:
Class A	8	8	8	10	8	8
Class C	23	23	23	25	23	23
Shareholder servicing fees:
Class A	8	8	8	10	8	8
Class C	8	8	8	8	8	8
Select Class	31	31	31	31	30	30
Institutional Class	13	131	198	596	683	732
Trustees’ and Officers fees	— (c)	2	3	9	11	11
Transfer agent fees	79	375	542	1,539	1,753	1,875
Other	3	13	19	53	60	64
Total Expenses	173	599	840	2,281	2,584	2,759
Less amounts waived	(31)	(150)	(217)	(616)	(701)	(750)
Less expense reimbursements	(76)	(345)	(499)	(1,416)	(1,543)	(1,651)
Net expenses	66	104	124	249	340	358
Net investment income (loss)	1,738	26,249	38,539	112,463	123,333	126,168

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates:	(1)	(324)	(414)	(1,159)	204	264
Change in net unrealized appreciation (depreciation) of:
investments in affiliates	(1,914)	89,988	198,616	755,957	1,055,075	1,076,462
Net realized/unrealized gains (losses)	(1,915)	89,664	198,202	754,798	1,055,279	1,076,726
Change in net assets resulting from operations	$(177)	$115,913	$236,741	$867,261	$1,178,612	$1,202,894

(a)	Commencement of operations was May 15, 2006.

(b)	Includes reimbursements of shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1.00.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED

	JPMorgan SmartRetirement Income Fund(a)	JPMorgan SmartRetirement 2010 Fund(a)	JPMorgan SmartRetirement 2015 Fund(a)	JPMorgan SmartRetirement 2020 Fund(a)	JPMorgan SmartRetirement 2030 Fund(a)	JPMorgan SmartRetirement 2040 Fund(a)
	Period Ended 06/30/06	Period Ended 06/30/06	Period Ended 06/30/06	Period Ended 06/30/06	Period Ended 06/30/06	Period Ended 06/30/06
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,738	$26,249	$38,539	$112,463	$123,333	$126,168
Net realized gain (loss) on investments in affiliates	(1)	(324)	(414)	(1,159)	204	264
Change in net unrealized appreciation (depreciation) of investments in affiliates	(1,914)	89,988	198,616	755,957	1,055,075	1,076,462
Change in net assets resulting from operations	(177)	115,913	236,741	867,261	1,178,612	1,202,894

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(154)	(81)	(81)	(172)	(71)	(70)
Class C
From net investment income	(138)	(67)	(62)	(86)	(51)	(51)
Select Class
From net investment income	(647)	(360)	(341)	(324)	(293)	(292)
Institutional Class
From net investment income	(798)	(25,732)	(38,053)	(111,874)	(122,867)	(125,710)
Total distributions to shareholders	(1,737)	(26,240)	(38,537)	(112,456)	(123,282)	(126,123)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	270,784	6,833,611	10,459,747	31,808,878	38,105,102	39,001,009

NET ASSETS:
Change in net assets	268,870	6,923,284	10,657,951	32,563,683	39,160,432	40,077,780
Beginning of period	—	—	—	—	—	—
End of period	$268,870	$6,923,284	$10,657,951	$32,563,683	$39,160,432	$40,077,780
Accumulated undistributed (distributions in excess of) net investment income	$32	$40	$33	$42	$82	$76

(a)	Commencement of operations was May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   13

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED (continued)

	JPMorgan SmartRetirement Income Fund(a)	JPMorgan SmartRetirement 2010 Fund(a)	JPMorgan SmartRetirement 2015 Fund(a)	JPMorgan SmartRetirement 2020 Fund(a)	JPMorgan SmartRetirement 2030 Fund(a)	JPMorgan SmartRetirement 2040 Fund(a)
	Period Ended 06/30/06	Period Ended 06/30/06	Period Ended 06/30/06	Period Ended 06/30/06	Period Ended 06/30/06	Period Ended 06/30/06
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$25,050	$24,976	$26,040	$53,706	$27,134	$26,433
Dividends reinvested	153	82	81	172	71	69
Change in net assets from Class A capital transactions	$25,203	$25,058	$26,121	$53,878	$27,205	$26,502
Class C
Proceeds from shares issued	$25,048	$25,047	$25,040	$33,473	$25,040	$25,040
Dividends reinvested	138	67	62	86	50	50
Change in net assets from Class C capital transactions	$25,186	$25,114	$25,102	$33,559	$25,090	$25,090
Select Class
Proceeds from shares issued	$100,040	$100,068	$100,040	$100,040	$100,040	$100,041
Dividends reinvested	647	360	341	323	293	292
Change in net assets from Select Class capital transactions	$100,687	$100,428	$100,381	$100,363	$100,333	$100,333
Institutional Class
Proceeds from shares issued	$122,367	$6,657,279	$10,270,091	$31,509,204	$37,829,607	$38,723,375
Dividends reinvested	798	25,732	38,052	111,874	122,867	125,709
Cost of shares redeemed	(3,457)	—	—	—	—	—

Change in net assets from Institutional Class capital transactions	$119,708	$6,683,011	$10,308,143	$31,621,078	$37,952,474	$38,849,084

(a)	Commencement of operations was May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

	JPMorgan SmartRetirement Income Fund(a)	JPMorgan SmartRetirement 2010 Fund(a)	JPMorgan SmartRetirement 2015 Fund(a)	JPMorgan SmartRetirement 2020 Fund(a)	JPMorgan SmartRetirement 2030 Fund(a)	JPMorgan SmartRetirement 2040 Fund(a)
	Period Ended 06/30/06	Period Ended 06/30/06	Period Ended 06/30/06	Period Ended 06/30/06	Period Ended 06/30/06	Period Ended 06/30/06
SHARE TRANSACTIONS:
Class A
Issued	1,670	1,670	1,737	3,657	1,814	1,763
Reinvested	10	5	5	12	5	5
Change in Class A Shares	1,680	1,675	1,742	3,669	1,819	1,768
Class C
Issued	1,670	1,670	1,669	2,256	1,670	1,670
Reinvested	9	4	4	6	3	3
Change in Class C Shares	1,679	1,674	1,673	2,262	1,673	1,673
Select Class
Issued	6,669	6,669	6,669	6,669	6,669	6,669
Reinvested	44	24	23	22	20	20
Change in Select Class Shares	6,713	6,693	6,692	6,691	6,689	6,689
Institutional Class
Issued	8,179	453,437	705,861	2,182,082	2,634,946	2,697,073
Reinvested	53	1,729	2,566	7,564	8,313	8,505
Redeemed	(232)	—	—	—	—	—
Change in Institutional Class Shares	8,000	455,166	708,427	2,189,646	2,643,259	2,705,578

(a)	Commencement of operations was May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   15

FINANCIAL HIGHLIGHTS
AS OF JUNE 30, 2006

Class A

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
JPMorgan SmartRetirement Income Fund
May 15, 2006 (e) to June 30, 2006	$15.00	$0.10	$(0.13)	$(0.03)	$(0.09)	$(0.09)

JPMorgan SmartRetirement 2010 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.09	(0.16)	(0.07)	(0.05)	(0.05)

JPMorgan SmartRetirement 2015 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.07	(0.19)	(0.12)	(0.05)	(0.05)

JPMorgan SmartRetirement 2020 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.06	(0.23)	(0.17)	(0.05)	(0.05)

JPMorgan SmartRetirement 2030 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.05	(0.26)	(0.21)	(0.04)	(0.04)

JPMorgan SmartRetirement 2040 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.05	(0.25)	(0.20)	(0.04)	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Commencement of operations.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$14.88	(0.19)%	$25	0.41%	5.10	%(f)	0.73%	1%

14.88	(0.47)	25	0.43	4.60	(f)	0.80	2

14.83	(0.82)	26	0.43	3.88	(f)	0.78	2

14.78	(1.15)	54	0.43	5.17	(f)	0.77	6

14.75	(1.40)	27	0.44	2.76	(f)	0.71	6

14.76	(1.34)	26	0.43	2.73	(f)	0.72	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   17

FINANCIAL HIGHLIGHTS
AS OF JUNE 30, 2006 (continued)

Class C

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
JPMorgan SmartRetirement Income Fund
May 15, 2006 (e) to June 30, 2006	$15.00	$0.08	$(0.12)	$(0.04)	$(0.08)	$(0.08)

JPMorgan SmartRetirement 2010 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.07	(0.15)	(0.08)	(0.04)	(0.04)

JPMorgan SmartRetirement 2015 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.06	(0.19)	(0.13)	(0.04)	(0.04)

JPMorgan SmartRetirement 2020 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.05	(0.22)	(0.17)	(0.04)	(0.04)

JPMorgan SmartRetirement 2030 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.04	(0.26)	(0.22)	(0.03)	(0.03)

JPMorgan SmartRetirement 2040 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.04	(0.25)	(0.21)	(0.03)	(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Commencement of operations.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$14.88	(0.25)%	$25	0.91%	4.61	%(f)	1.19%	1%

14.88	(0.53)	25	0.93	3.99	(f)	1.25	2

14.83	(0.88)	25	0.93	3.38	(f)	1.26	2

14.79	(1.15)	33	0.93	3.42	(f)	1.27	6

14.75	(1.47)	25	0.94	2.20	(f)	1.29	6

14.76	(1.40)	25	0.94	2.17	(f)	1.28	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   19

FINANCIAL HIGHLIGHTS
AS OF JUNE 30, 2006 (continued)

Select Class

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
JPMorgan SmartRetirement Income Fund
May 15, 2006 (e) to June 30, 2006	$15.00	$0.10	$(0.12)	$(0.02)	$(0.10)	$(0.10)

JPMorgan SmartRetirement 2010 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.09	(0.16)	(0.07)	(0.05)	(0.05)

JPMorgan SmartRetirement 2015 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.08	(0.20)	(0.12)	(0.05)	(0.05)

JPMorgan SmartRetirement 2020 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.07	(0.23)	(0.16)	(0.05)	(0.05)

JPMorgan SmartRetirement 2030 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.05	(0.26)	(0.21)	(0.04)	(0.04)

JPMorgan SmartRetirement 2040 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.05	(0.25)	(0.20)	(0.04)	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Commencement of operations.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$14.88	(0.15)%	$100	0.17%	5.35	%(f)	0.52%	1%

14.88	(0.44)	100	0.18	4.72	(f)	0.51	2

14.83	(0.79)	99	0.18	4.13	(f)	0.51	2

14.79	(1.08)	99	0.18	3.55	(f)	0.51	6

14.75	(1.37)	99	0.19	2.93	(f)	0.51	6

14.76	(1.31)	99	0.19	2.93	(f)	0.51	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   21

FINANCIAL HIGHLIGHTS
AS OF JUNE 30, 2006 (continued)

Institutional Class

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
JPMorgan SmartRetirement Income Fund
May 15, 2006 (e) to June 30, 2006	$15.00	$0.10	$(0.12)	$(0.02)	$(0.10)	$(0.10)

JPMorgan SmartRetirement 2010 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.06	(0.12)	(0.06)	(0.06)	(0.06)

JPMorgan SmartRetirement 2015 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.05	(0.17)	(0.12)	(0.05)	(0.05)

JPMorgan SmartRetirement 2020 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.05	(0.21)	(0.16)	(0.05)	(0.05)

JPMorgan SmartRetirement 2030 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.05	(0.24)	(0.19)	(0.05)	(0.05)

JPMorgan SmartRetirement 2040 Fund
May 15, 2006 (e) to June 30, 2006	15.00	0.05	(0.24)	(0.19)	(0.05)	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Commencement of operations.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$14.88	(0.14)%	$119	0.02%	6.03	%(f)	0.37%	1%

14.88	(0.42)	6,774	0.03	19.30	(f)	0.36	2

14.83	(0.77)	10,508	0.03	19.03	(f)	0.36	2

14.79	(1.06)	32,377	0.03	18.67	(f)	0.36	6

14.76	(1.29)	39,010	0.04	17.91	(f)	0.36	6

14.76	(1.29)	39,928	0.04	17.10	(f)	0.36	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   23

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006

1. Organization

JPMorgan Trust I (“JPM I”) (the “Trust”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are six separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
JPMorgan SmartRetirement Income Fund	Class A, Class C, Select Class and Institutional Class
JPMorgan SmartRetirement 2010 Fund	Class A, Class C, Select Class and Institutional Class
JPMorgan SmartRetirement 2015 Fund	Class A, Class C, Select Class and Institutional Class
JPMorgan SmartRetirement 2020 Fund	Class A, Class C, Select Class and Institutional Class
JPMorgan SmartRetirement 2030 Fund	Class A, Class C, Select Class and Institutional Class
JPMorgan SmartRetirement 2040 Fund	Class A, Class C, Select Class and Institutional Class

The Funds commenced operations on May 15, 2006.

Class A shares generally provide for a front-end sales charge while Class C shares provide for a contingent deferred sales charge. No sales charges are assessed with respect to the Select Class and Institutional Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in JPMorgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

B. Transactions with Affiliates — The Funds invest in underlying Funds advised by JPMorgan Investment Management Inc., JPMorgan Investment Advisors Inc. or their affiliates pursuant to section 12(d)(1)(G) under the 1940 Act.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income less foreign taxes withheld (if any) and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The JPMorgan SmartRetirement Funds invest in other JPMorgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

F. Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

24   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

The following amounts were reclassified within the capital accounts during the period:

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income
JPMorgan SmartRetirement Income Fund	$(31)	$31
JPMorgan SmartRetirement 2010 Fund	(31)	31
JPMorgan SmartRetirement 2015 Fund	(31)	31
JPMorgan SmartRetirement 2020 Fund	(35)	35
JPMorgan SmartRetirement 2030 Fund	(31)	31
JPMorgan SmartRetirement 2040 Fund	(31)	31

The reclassification for the funds relate primarily to non-deductible expenses.

G. New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Chase Bank, N.A. (“JPMCB”), which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each Fund and receives no compensation for performing such services although the Advisor and its affiliates receive investment advisory fees from the underlying funds.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”) (formerly One Group Administrative Services, Inc.), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. The Administrator provides administrative services and oversees the Funds’ other service providers. The Administrator does not receive a separate fee for services to the JPMorgan SmartRetirement Funds but does receive fees for services to the underlying funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS is paid a fee by the Administrator. The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Distribution Fees
Class A	0.25%
Class C	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended June 30, 2006, the Distributor received the following amounts:

	Front-end Sales Charge	CDSC
JPMorgan SmartRetirement 2020 Fund	$190	—
JPMorgan SmartRetirement 2030 Fund	51	—

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   25

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Select Class	Institutional Class
JPMorgan SmartRetirement Income Fund	0.25%	0.25%	0.25%	0.10%
JPMorgan SmartRetirement 2010 Fund	0.25	0.25	0.25	0.10
JPMorgan SmartRetirement 2015 Fund	0.25	0.25	0.25	0.10
JPMorgan SmartRetirement 2020 Fund	0.25	0.25	0.25	0.10
JPMorgan SmartRetirement 2030 Fund	0.25	0.25	0.25	0.10
JPMorgan SmartRetirement 2040 Fund	0.25	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing Fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Funds invest impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C and Select Class and 0.10% for Institutional Class, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. As part of its administration agreement, the Administrator pays fees and certain expenses for custody and fund accounting. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian.

F. Waivers and Reimbursements — The Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class	Institutional Class
JPMorgan SmartRetirement Income Fund	0.42%	0.92%	0.17%	0.02%
JPMorgan SmartRetirement 2010 Fund	0.43	0.93	0.18	0.03
JPMorgan SmartRetirement 2015 Fund	0.43	0.93	0.18	0.03
JPMorgan SmartRetirement 2020 Fund	0.43	0.93	0.18	0.03
JPMorgan SmartRetirement 2030 Fund	0.44	0.94	0.19	0.04
JPMorgan SmartRetirement 2040 Fund	0.44	0.94	0.19	0.04

The contractual expense limitation agreements were in effect for the period ended June 30, 2006. The expense limitation percentages above are in place until at least October 31, 2007.

For the period ended June 30, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Total
JPMorgan SmartRetirement Income Fund	$31	$31
JPMorgan SmartRetirement 2010 Fund	150	150
JPMorgan SmartRetirement 2015 Fund	217	217
JPMorgan SmartRetirement 2020 Fund	616	616
JPMorgan SmartRetirement 2030 Fund	701	701
JPMorgan SmartRetirement 2040 Fund	750	750

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

26   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan funds until distribution in accordance with the Plan.

The Funds may use related party brokers/dealers. For the year ended June 30, 2006, the Funds incurred no brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
JPMorgan SmartRetirement Income Fund	$257,686	$2,910
JPMorgan SmartRetirement 2010 Fund	6,748,721	54,719
JPMorgan SmartRetirement 2015 Fund	10,338,401	85,235
JPMorgan SmartRetirement 2020 Fund	31,777,262	601,346
JPMorgan SmartRetirement 2030 Fund	38,114,487	761,788
JPMorgan SmartRetirement 2040 Fund	38,960,725	729,032

During the period ended June 30, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$288,831	$291	$(2,212)	$(1,921)
JPMorgan SmartRetirement 2010 Fund	6,878,133	90,207	(468)	89,739
JPMorgan SmartRetirement 2015 Fund	10,459,413	198,692	(493)	198,199
JPMorgan SmartRetirement 2020 Fund	31,789,689	755,526	(808)	754,718
JPMorgan SmartRetirement 2030 Fund	38,105,148	1,055,225	(490)	1,054,735
JPMorgan SmartRetirement 2040 Fund	39,000,879	1,076,707	(503)	1,076,204

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the period ended June 30, 2006 was as follows:

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
JPMorgan SmartRetirement Income Fund	$1,737	$1,737
JPMorgan SmartRetirement 2010 Fund	26,240	26,240
JPMorgan SmartRetirement 2015 Fund	38,537	38,537
JPMorgan SmartRetirement 2020 Fund	112,456	112,456
JPMorgan SmartRetirement 2030 Fund	123,282	123,282
JPMorgan SmartRetirement 2040 Fund	126,123	126,123

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   27

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

At June 30, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$39	$(1,921)
JPMorgan SmartRetirement 2010 Fund	40	89,739
JPMorgan SmartRetirement 2015 Fund	37	198,199
JPMorgan SmartRetirement 2020 Fund	122	754,718
JPMorgan SmartRetirement 2030 Fund	626	1,054,735
JPMorgan SmartRetirement 2040 Fund	599	1,076,204

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals and current year post October loss deferrals.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended June 30, 2006, the Funds deferred to July 1, 2006 post October capital losses of:

Capital Losses
JPMorgan SmartRetirement 2010 Fund	$75

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust I and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

As of June 30, 2006, the Funds had no outstanding borrowings from another fund or from the unsecured uncommitted credit facility. Additionally, during the period ended June 30, 2006, the Funds did not incur interest expense from interfund lending or from the unsecured uncommitted credit facility.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

None of the actions described below allege any unlawful activity took place with respect to the JPMorgan SmartRetirement Funds. The following is provided because certain of the underlying funds are subject to the actions described below.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisers, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain underlying funds, possible late trading of certain underlying funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain underlying funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain underlying funds which were series of JPMorgan Trust II,

28   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

formerly One Group Mutual Fund (“Trust II”) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the “Funds’ former distributor”), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners, LLC) (the sub-advisor to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of Trust II and BOIA, certain current and former Trustees and Trust II. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

As of June 14, 2006, all claims against Trust II and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

Trust II will be reimbursed for all costs associated with these matters to ensure that Trust II incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   29

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Trust I and Shareholders of
JPMorgan SmartRetirement Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2030 Fund and JPMorgan SmartRetirement 2040 Fund (each a portfolio of JPMorgan Trust I, hereafter collectively referred to as the “Funds”) at June 30, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period May 15, 2006 (commencement of operations) through June 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2006 by correspondence with the transfer agent of the underlying funds, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2006

30   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	120	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	120	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	120	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	120
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	120	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	120	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	120	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	120	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   31

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	120	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	120	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	120	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	120	None.

Interested Trustee

Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	120
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes eight registered investment companies (120 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

32   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   33

OFFICERS
(Unaudited) (continued)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

34   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses (not including expenses of the Underlying Funds). The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During Period January 1 to June 30, 2006	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual*	$1,000.00	$998.10	$0.52	0.41%
Hypothetical**	$1,000.00	$1,022.76	$2.06	0.41%
Class C
Actual*	$1,000.00	$997.50	$1.15	0.91%
Hypothetical**	$1,000.00	$1,020.28	$4.56	0.91%
Select Class
Actual*	$1,000.00	$998.50	$0.21	0.17%
Hypothetical**	$1,000.00	$1023.95	$0.85	0.17%
Institutional Class
Actual*	$1,000.00	$998.60	$0.03	0.02%
Hypothetical**	$1,000.00	$1,024.70	$0.10	0.02%

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   35

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During Period January 1 to June 30, 2006	Annualized Expense Ratio
SmartRetirement 2010 Fund
Class A
Actual*	$1,000.00	$995.30	$0.54	0.43%
Hypothetical**	$1,000.00	$1,022.66	$2.16	0.43%
Class C
Actual*	$1,000.00	$994.70	$1.17	0.93%
Hypothetical**	$1,000.00	$1,020.18	$4.66	0.93%
Select Class
Actual*	$1,000.00	$995.60	$0.23	0.18%
Hypothetical**	$1,000.00	$1,023.90	$0.90	0.18%
Institutional Class
Actual*	$1,000.00	$995.80	$0.04	0.03%
Hypothetical**	$1,000.00	$1,024.65	$0.15	0.03%

SmartRetirement 2015 Fund
Class A
Actual*	$1,000.00	$991.80	$0.54	0.43%
Hypothetical**	$1,000.00	$1,022.66	$2.16	0.43%
Class C
Actual*	$1,000.00	$991.20	$1.17	0.93%
Hypothetical**	$1,000.00	$1,020.18	$4.66	0.93%
Select Class
Actual*	$1,000.00	$992.10	$0.23	0.18%
Hypothetical**	$1,000.00	$1,023.90	$0.90	0.18%
Institutional Class
Actual*	$1,000.00	$992.30	$0.04	0.03%
Hypothetical**	$1,000.00	$1,024.65	$0.15	0.03%

SmartRetirement 2020 Fund
Class A
Actual*	$1,000.00	$988.50	$0.54	0.43%
Hypothetical**	$1,000.00	$1,022.66	$2.16	0.43%
Class C
Actual*	$1,000.00	$988.50	$1.17	0.93%
Hypothetical**	$1,000.00	$1,020.18	$4.66	0.93%
Select Class
Actual*	$1,000.00	$989.20	$0.23	0.18%
Hypothetical**	$1,000.00	$1,023.90	$0.90	0.18%
Institutional Class
Actual*	$1,000.00	$989.40	$0.04	0.03%
Hypothetical**	$1,000.00	$1,024.65	$0.15	0.03%

36   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During Period January 1 to June 30, 2006	Annualized Expense Ratio
SmartRetirement 2030 Fund
Class A
Actual*	$1,000.00	$986.00	$0.55	0.44%
Hypothetical**	$1,000.00	$1,022.61	$2.21	0.44%
Class C
Actual*	$1,000.00	$985.30	$1.18	0.94%
Hypothetical**	$1,000.00	$1,020.13	$4.76	0.94%
Select Class
Actual*	$1,000.00	$986.30	$0.24	0.19%
Hypothetical**	$1,000.00	$1,023.85	$0.95	0.19%
Institutional Class
Actual*	$1,000.00	$987.10	$0.05	0.04%
Hypothetical**	$1,000.00	$1,024.60	$0.20	0.04%

SmartRetirement 2040 Fund
Class A
Actual*	$1,000.00	$988.00	$0.54	0.43%
Hypothetical**	$1,000.00	$1,022.66	$2.16	0.43%
Class C
Actual*	$1,000.00	$987.30	$1.18	0.94%
Hypothetical**	$1,000.00	$1,020.13	$4.71	0.94%
Select Class
Actual*	$1,000.00	$998.30	$0.24	0.19%
Hypothetical**	$1,000.00	$1,023.85	$0.95	0.19%
Institutional Class
Actual*	$1,000.00	$988.40	$0.05	0.04%
Hypothetical**	$1,000.00	$1024.60	$0.20	0.04%

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 46/365 (to reflect the actual period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2006        JPMORGAN SMARTRETIREMENT FUNDS   37

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the fiscal year ended June 30, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Funds with Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended June 30, 2006:

Dividend Received Deduction
JPMorgan SmartRetirement Income Fund	4.34%
JPMorgan SmartRetirement 2010 Fund	10.75
JPMorgan SmartRetirement 2015 Fund	16.04
JPMorgan SmartRetirement 2020 Fund	22.82
JPMorgan SmartRetirement 2030 Fund	16.46
JPMorgan SmartRetirement 2040 Fund	16.49

38   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 will be available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	AN-SR-606

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2)     If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES 2005 – $708,093 2006 – $820,672 *

* For the six months ending June 30, 2006, the new fiscal year end of the funds.

(b)     Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis) 2004 – $9,397,000 2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent public registered accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c)     Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES 2005 – $220,300 2006 – $186,550

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended date December 31, 2005 and 2006.

(d)     Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES 2005 – Not applicable 2006 – Not applicable

(e)     (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee will annually review and pre-approve the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2)     Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2005 – 100.00% 2006 – 100.00%

(f)     If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g)     Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent public registered accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $25.5 million in 2004 and $19.1 million in 2005.

(h)     Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)     If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)     If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)     If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)     Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)     File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)     Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)     Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
September 7, 2006

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Assistant Treasurer and Principal Financial Officer
September 7, 2006